UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 01136

Guggenheim Funds Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Guggenheim Funds Trust

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2018

Guggenheim Funds Annual Report

Guggenheim Funds Trust-Equity
Guggenheim Alpha Opportunity Fund
Guggenheim Large Cap Value Fund
Guggenheim Market Neutral Real Estate Fund
Guggenheim Risk Managed Real Estate Fund
Guggenheim Small Cap Value Fund
Guggenheim StylePlus—Large Core Fund
Guggenheim StylePlus—Mid Growth Fund
Guggenheim World Equity Income Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
ALPHA OPPORTUNITY FUND	9
LARGE CAP VALUE FUND	28
MARKET NEUTRAL REAL ESTATE FUND	40
RISK MANAGED REAL ESTATE FUND	51
SMALL CAP VALUE FUND	66
STYLEPLUS—LARGE CORE FUND	78
STYLEPLUS—MID GROWTH FUND	92
WORLD EQUITY INCOME FUND	106
NOTES TO FINANCIAL STATEMENTS	118
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	133
OTHER INFORMATION	135
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	145
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	150

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (together, “Investment Advisers”) are pleased to present the annual shareholder report for eight equity funds (the “Fund” or “Funds”). The report covers the annual fiscal period ended September 30, 2018.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
Guggenheim Partners Investment Management, LLC

October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alpha Opportunity Fund may not be suitable for all investors. ● Investments in securities and derivatives, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. There can be no guarantee the Fund will achieve it investment objective. ●The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● Certain of the derivative instruments, such as swaps and structured notes, are also subject to the risks of counterparty default and adverse tax treatment. ●The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs, including paying more for a security than it received from its sale and the risk of unlimited losses. ●In certain circumstances the fund may be subject to liquidity risk and it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. ●The Fund’s fixed income investments will change in value in response to interest rate changes and other factors. ● See the prospectus for more information on these and additional risks.

Large Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. The Fund is subject to risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

Market Neutral Real Estate Fund may not be suitable for all investors. ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any Fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options, and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. ● This

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2018

Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Risk Managed Real Estate Fund may not be suitable for all investors. ● Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time ● Investing involves risk, including the possible loss of principal. ● There are no assurances that any fund will achieve its objective and/or strategy. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s use of derivatives such as futures, options and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● When market conditions are deemed appropriate, the Fund may leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Fund’s use of short selling involves increased risk and costs. The Fund risks paying more for a security than it received from its sale. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the Funds’ holdings in issuers of the same or similar offerings. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. This strategy may not be suitable for all investors. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell you shares. ● It is important to note that the Fund is no guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Small Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investing in securities of small-capitalization companies may involve a greater risk of loss and more abrupt fluctuations in market price than investments in larger-capitalization companies.

StylePlus—Large Core Fund may not be suitable for all investors. ● Investments in large capitalization stocks may underperform other segments of the equity market or the equity market as a whole. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down.● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

StylePlus—Mid Growth Fund may not be suitable for all investors. ● Investments in mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies. ● Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing companies. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risks). ● The Fund may invest in fixed income securities whose market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in bank loans and asset-backed securities, including mortgage backed, which involve special types of risks. ● The Fund may invest in restricted securities which may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

World Equity Income Fund may not be suitable for all investors. ●Investments in securities in general are subject to market risks that may cause their prices to fluctuate over time. ●The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets are generally subject to an even greater level of risks). Additionally, the Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar. ● The Fund’s investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. ●The Fund’s use of leverage, through instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ●The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ●The Fund may have significant exposure to securities in a particular capitalization range e.g., large-, mid- or small-cap securities. As a result, the Fund may be subject to the risk that the pre-denominate capitalization range may underperform other segments of the equity market or the equity market as a whole. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 17.91%, rising from 2,519.36 to 2,913.98. The path was not straight, however, as equities tumbled in February when interest rates backed up. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

FTSE NAREIT Equity REITs Total Return Index (“FNRE”) is one of the FTSE NAREIT US Real Estate Index Series that contains all Equity REITs not designated as Timber REITs or Infrastructure REITs. FTSE NAREIT US Real Estate Index Series is designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the US economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The National Association of Real Estate Investment Trusts (NAREIT) is the trade association for REITs and publicly traded real estate companies with an interest in the US property and investment markets.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets excluding the U.S. and Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index (Net) is calculated with net dividends reinvested. It is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

Morningstar Long/Short Equity Category Average is the average return of funds Morningstar places in a given category based on their portfolio statistics and compositions over the past three years. Long-short portfolios hold sizeable stakes in both long and short positions in equities, exchange traded funds, and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. At least 75% of the assets are in equity securities or derivatives, and funds in the category will typically have beta values to relevant benchmarks of between 0.3 and 0.8 over a three-year period.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2000® Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index measures the performance of the largest 3,000 U.S. companies, representing approximately 98% of the investable U.S. equity market.

Russell Midcap Growth® Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Alpha Opportunity Fund
A-Class	1.54%	(2.59%)	$ 1,000.00	$ 974.10	$ 7.70
C-Class	2.31%	(2.98%)	1,000.00	970.20	11.53
P-Class	1.57%	(2.63%)	1,000.00	973.70	7.85
Institutional Class	1.12%	(2.42%)	1,000.00	975.80	5.61
Large Cap Value Fund
A-Class	1.15%	(7.06%)	1,000.00	1,070.60	6.03
C-Class	1.90%	(6.64%)	1,000.00	1,066.40	9.95
P-Class	1.15%	(7.05%)	1,000.00	1,070.50	6.03
Institutional Class	0.90%	(7.18%)	1,000.00	1,071.80	4.73
Market Neutral Real Estate Fund
A-Class	1.65%	(3.79%)	1,000.00	962.10	8.20
C-Class	2.40%	(4.16%)	1,000.00	958.40	11.91
P-Class	1.65%	(3.79%)	1,000.00	962.10	8.20
Institutional Class	1.40%	(3.65%)	1,000.00	963.50	6.97
Risk Managed Real Estate Fund
A-Class	1.31%	5.32%	1,000.00	1,053.20	6.82
C-Class	2.07%	4.88%	1,000.00	1,048.80	10.75
P-Class	1.32%	5.30%	1,000.00	1,053.00	6.87
Institutional Class	1.04%	5.44%	1,000.00	1,054.40	5.41
Small Cap Value Fund
A-Class	1.30%	6.79%	1,000.00	1,067.90	6.81
C-Class	2.05%	6.48%	1,000.00	1,064.80	10.73
P-Class	1.30%	6.79%	1,000.00	1,067.90	6.81
Institutional Class	1.05%	6.99%	1,000.00	1,069.90	5.51
StylePlus—Large Core Fund
A-Class	1.41%	10.33%	1,000.00	1,103.30	7.52
C-Class	2.35%	9.84%	1,000.00	1,098.40	12.50
P-Class	1.78%	10.12%	1,000.00	1,101.20	9.48
Institutional Class	1.12%	10.49%	1,000.00	1,104.90	5.97
StylePlus—Mid Growth Fund
A-Class	1.59%	9.52%	1,000.00	1,095.20	8.44
C-Class	2.39%	8.99%	1,000.00	1,089.90	12.66
P-Class	1.87%	9.37%	1,000.00	1,093.70	9.92
Institutional Class	1.52%	9.57%	1,000.00	1,095.70	8.07
World Equity Income Fund
A-Class	1.22%	4.78%	1,000.00	1,047.80	6.33
C-Class	1.97%	4.44%	1,000.00	1,044.40	10.21
P-Class	1.22%	4.80%	1,000.00	1,048.00	6.33
Institutional Class	0.96%	4.97%	1,000.00	1,049.70	4.99

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Alpha Opportunity Fund
A-Class	1.54%	5.00%	$ 1,000.00	$ 1,017.35	$ 7.79
C-Class	2.31%	5.00%	1,000.00	1,013.49	11.66
P-Class	1.57%	5.00%	1,000.00	1,017.20	7.94
Institutional Class	1.12%	5.00%	1,000.00	1,019.45	5.67
Large Cap Value Fund
A-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
C-Class	1.90%	5.00%	1,000.00	1,015.54	9.60
P-Class	1.15%	5.00%	1,000.00	1,019.30	5.82
Institutional Class	0.90%	5.00%	1,000.00	1,020.56	4.56
Market Neutral Real Estate Fund
A-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
C-Class	2.40%	5.00%	1,000.00	1,013.04	12.11
P-Class	1.65%	5.00%	1,000.00	1,016.80	8.34
Institutional Class	1.40%	5.00%	1,000.00	1,018.05	7.08
Risk Managed Real Estate Fund
A-Class	1.31%	5.00%	1,000.00	1,018.50	6.63
C-Class	2.07%	5.00%	1,000.00	1,014.69	10.45
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Institutional Class	1.04%	5.00%	1,000.00	1,019.85	5.27
Small Cap Value Fund
A-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
C-Class	2.05%	5.00%	1,000.00	1,014.79	10.35
P-Class	1.30%	5.00%	1,000.00	1,018.55	6.58
Institutional Class	1.05%	5.00%	1,000.00	1,019.80	5.32
StylePlus—Large Core Fund
A-Class	1.41%	5.00%	1,000.00	1,018.00	7.13
C-Class	2.35%	5.00%	1,000.00	1,013.29	11.86
P-Class	1.78%	5.00%	1,000.00	1,016.14	9.00
Institutional Class	1.12%	5.00%	1,000.00	1,019.45	5.67
StylePlus—Mid Growth Fund
A-Class	1.59%	5.00%	1,000.00	1,017.10	8.04
C-Class	2.39%	5.00%	1,000.00	1,013.09	12.06
P-Class	1.87%	5.00%	1,000.00	1,015.69	9.45
Institutional Class	1.52%	5.00%	1,000.00	1,017.45	7.69
World Equity Income Fund
A-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
C-Class	1.97%	5.00%	1,000.00	1,015.19	9.95
P-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86

[1]

This ratio represents annualized net expenses, which may include short dividend and interest expense. Excluding these expenses, the operating expense ratio for the Alpha Opportunity Fund would be 1.52%, 2.30%, 1.56%, 1.11% and the Risk Managed Real Estate Fund would be 1.29%, 2.05%, 1.30% and 1.03% for the A-Class, C-Class, P-Class and Institutional Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

Dear Shareholder:

Guggenheim Alpha Opportunity Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Samir Sanghani, CFA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the paragraphs below, the team discusses the performance of the Fund for the 12-month period ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Alpha Opportunity Fund returned -2.90%1, compared with the 1.59% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s secondary benchmark is the Morningstar Long/Short Equity Category Average. Its return for the 12 months was 5.82%

Investment Approach

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 150% of the Fund’s net assets for both the long and short positions. The Fund intends to maintain a low overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 50% net long and 30% net short in order to maintain low correlation to traditional equity markets and lower-than-market volatility, and seek to provide consistent absolute return. The overall net exposure will change as market opportunities change, and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

The period began with a continued low-volatility bull market. Coming into the year, most economic signals and corporate earnings were generally strong, particularly with lower tax rates filtering through. Meanwhile, potential tail risks from a possible trade war seemed to grow—albeit with much of the market skeptical whether the trade comments were real or a negotiating tactic (not unlike last year’s war talk against North Korea). Volatility began to creep into the market (from unusually low levels) in February–impacting more cyclical and small caps initially while high secular growth and megacaps continued their momentum—particularly amongst popular names such as Apple, Alphabet, Netflix, and Amazon (all with considerable outperformance versus the broad markets for the full period). Defensive sectors either matched or underperformed the market.

On average during the period, the Fund held about 137% of assets in long securities, and 105% short, for an average net-dollar exposure of 32%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 index) averaged around 0.34 during the year. The long positions (on a standalone unlevered basis) averaged a return of 13.0%, compared to the Russell 3000 index return of 17.6%. Short positions returned 19.1% on a stand-alone basis.

The negative performance during a positive market return environment is both frustrating, and a result of the low beta approach undertaken by the Fund. As market valuations remained robust in the midst of rising rates, the attractiveness of staying net long has slowly diminished. The net dollar exposure of the Fund decreased as the year progressed (from +40% at prior year-end to +25% at current period end). That net market exposure explained about +2.9% of return for the full period (i.e., contribution from market beta).

Most of the Fund’s positioning is aimed at being long and short fundamental style tilts and sector exposures. For the full year the fundamental style tilts led to about -1.3% of attributable drag. Most of our positioning across fundamental factors led to some positive contribution (positioning on higher free cash flow names, larger size names, better profitability names, and avoiding the highest growth names–all those paid off slightly.) However, the value bias did not pay off and led to the total negative contribution.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

Sector positioning was a bright spot. For the year we estimate about +7.1% of attributable return to proper sector positioning, with the largest positive contributors being net longs on Healthcare, Energy mid/downstream, and net shorts in Real Estate, Financials, and Chemicals/Materials.

Beyond the factor positioning, the Fund’s security specific selection impact was a big detractor for the year. Within a few industries, the Fund suffered from idiosyncratic trends that caused performance divergence that was less explained by broad fundamental characteristics. For example, within the industrials sector, the Fund held a decent number of names both long and short, leading to a small net exposure. The long side held more global exposure with manufacturing and capital goods companies, while the short side held more U.S.-centric and service-oriented businesses. Those two groups diverged strongly in the midst of the trade war and tariff talk escalation—causing losses from both longs and shorts. Additionally, shorts in some expensive IT and Consumer Discretionary names hurt the Fund as those names generally met high sales growth expectations that were rewarded (regardless of profitability level).

Positioning

At the start of the new fiscal period, the Fund’s estimated net beta remains in the 0.20 to 0.30 range. The Fund is positioned to be less market directional and more style/industry focused. The Fund maintains large factor tilts towards valuation and free cash flow heavy names. The Fund also tilts towards higher profitability firms, but against companies that have been experiencing strong asset growth (where the valuation premium towards highest growth firms looks stretched).

Largest sector net long exposures (greater than +10%) are in Healthcare Pharma/Equipment, Consumer Staples, IT, and Capital Goods. The largest net short exposures (less than -10%) exist in Commercial & Professional Services, Real Estate, Financials, and Materials groups.

Our process aims to measure what the market is pricing in based on forward expectations–and the above tilts are dictated primarily by the disparities in those market implied risk premiums–as well as risk balancing between the market and various sector/style tilts that tend to be correlated. The positions on the long side have a slightly more defensive nature than the short side, which is slightly offset by higher weight to longs versus shorts. Also given the wide diversity of economically sensitive names on both sides, the Fund is not likely to have strong positive or negative exposure to a recession. The return sensitivity instead will come from any narrowing in valuation gap between very high growth expensive names versus slower growth & quality names (as measured by cash flow and profitability).

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

ALPHA OPPORTUNITY FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 7, 2003
C-Class	July 7, 2003
P-Class	May 1, 2015
Institutional Class	November 7, 2008

Ten Largest Holdings (% of Total Net Assets)
Archer-Daniels-Midland Co.	1.1%
National Fuel Gas Co.	1.0%
McKesson Corp.	1.0%
Cardinal Health, Inc.	0.9%
Portland General Electric Co.	0.9%
Verizon Communications, Inc.	0.9%
Exelon Corp.	0.9%
Senior Housing Properties Trust	0.9%
Exxon Mobil Corp.	0.9%
Pfizer, Inc.	0.8%
Top Ten Total	9.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	(2.90%)	4.85%	8.16%
A-Class Shares with sales charge‡	(7.50%)	3.83%	7.52%
C-Class Shares	(3.65%)	4.07%	7.32%
C-Class Shares with CDSC§	(4.54%)	4.07%	7.32%
Morningstar Long/Short Equity Category Average	5.82%	4.07%	5.12%
S&P 500 Index	17.91%	13.95%	11.97%
S&P 500 Index-Blended**	1.59%	9.17%	9.59%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.52%	0.34%

	1 Year	5 Year	Since Inception (11/07/08)
Institutional Class Shares	(2.50%)	5.28%	11.41%
Morningstar Long/Short Equity Category Average	5.82%	4.07%	6.09%
S&P 500 Index	17.91%	13.95%	14.65%
S&P 500 Index-Blended**	1.59%	9.17%	12.18%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.52%	0.33%

	1 Year	Since Inception (05/01/15)
P-Class Shares	(2.93%)	2.19%
Morningstar Long/Short Equity Category Average	5.82%	2.79%
S&P 500 Index	17.91%	12.25%
S&P 500 Index-Blended**	1.59%	5.42%
ICE BofA Merrill Lynch 3-Month U.S.Treasury Bill Index	1.59%	0.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S.Treasury Bill Index, S&P 500 Index, and the Morningstar Long/Short Equity Category Average are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

**

Effective March 13, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmark is the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index. The Fund’s performance was previously compared to the S&P 500 Index. The S&P 500 Index-Blended uses performance data from the S&P 500 Index from 09/30/03 to 03/12/17, and the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index from 03/13/17 to 09/30/18.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Value

COMMON STOCKS† - 102.4%

Consumer, Non-cyclical - 31.4%
Archer-Daniels-Midland Co.[1]	43,245	$2,173,926
McKesson Corp.[1]	14,372	1,906,446
Cardinal Health, Inc.[1]	34,563	1,866,402
Pfizer, Inc.[1]	37,113	1,635,570
Danaher Corp.[1]	14,282	1,551,882
Jazz Pharmaceuticals plc*	9,087	1,527,797
Kellogg Co.[1]	21,781	1,525,105
Tyson Foods, Inc. — Class A1	24,934	1,484,321
Amgen, Inc.[1]	7,122	1,476,319
Ingredion, Inc.	12,479	1,309,796
Medtronic plc[1]	12,706	1,249,889
CVS Health Corp.[1]	15,836	1,246,610
Molson Coors Brewing Co. — Class B1	19,806	1,218,069
Kraft Heinz Co.[1]	21,355	1,176,874
Abbott Laboratories	15,994	1,173,320
Zoetis, Inc.[1]	12,649	1,158,142
Procter & Gamble Co.[1]	12,933	1,076,414
Mondelez International, Inc. — Class A1	23,203	996,801
Lamb Weston Holdings, Inc.	14,300	952,380
US Foods Holding Corp.*	29,679	914,707
Western Union Co.[1]	47,899	912,955
Performance Food Group Co.*	26,441	880,485
Sysco Corp.[1]	11,739	859,882
Post Holdings, Inc.*	8,721	855,007
Thermo Fisher Scientific, Inc.[1]	3,283	801,315
Baxter International, Inc.[1]	10,111	779,457
CoreLogic, Inc.*	15,590	770,302
Travelport Worldwide Ltd.	44,995	759,066
Eli Lilly & Co.[1]	6,969	747,843
Charles River Laboratories International, Inc.*	5,436	731,359
Varian Medical Systems, Inc.*,1	6,504	727,993
Hill-Rom Holdings, Inc.	7,583	715,835
Kimberly-Clark Corp.[1]	6,298	715,705
United Rentals, Inc.*,1	3,921	641,475
PepsiCo, Inc.[1]	5,423	606,291
Bruker Corp.	18,038	603,371
Mylan N.V.*,1	16,468	602,729
IQVIA Holdings, Inc.*	4,611	598,231
Bristol-Myers Squibb Co.[1]	9,548	592,740
IDEXX Laboratories, Inc.*	2,361	589,447
Quanta Services, Inc.*	17,633	588,589
Gilead Sciences, Inc.[1]	7,399	571,277
Pilgrim’s Pride Corp.*	31,019	561,134
Kroger Co.[1]	19,004	553,206
Johnson & Johnson	3,985	550,608
Sabre Corp.	21,047	548,906
STERIS plc	4,754	543,858
Zimmer Biomet Holdings, Inc.[1]	4,058	533,505
Hershey Co.[1]	5,223	532,746
Vector Group Ltd.	38,100	525,018
Allergan plc[1]	2,711	516,391
Merck & Company, Inc.[1]	7,267	515,521
Cardtronics plc — Class A*	14,822	468,968
Alexion Pharmaceuticals, Inc.*	3,346	465,128
Simply Good Foods Co.*	23,859	464,057
Bio-Rad Laboratories, Inc. — Class A*	1,440	450,706
Altria Group, Inc.[1]	7,453	449,491
HCA Healthcare, Inc.[1]	3,201	445,323
Medpace Holdings, Inc.*	7,421	444,592
Illumina, Inc.*	1,200	440,472
Ligand Pharmaceuticals, Inc. — Class B*	1,602	439,733
Celgene Corp.*,1	4,910	439,396
Brown-Forman Corp. — Class B	8,665	438,016
Biogen, Inc.*,1	1,239	437,751
McCormick & Company, Inc.	3,317	437,015
Innoviva, Inc.*	28,647	436,580
Estee Lauder Companies, Inc. — Class A	2,994	435,088
Intuitive Surgical, Inc.*	755	433,370
Monster Beverage Corp.*	7,375	429,815
MEDNAX, Inc.*	9,189	428,759
Constellation Brands, Inc. — Class A1	1,987	428,437
Colgate-Palmolive Co.[1]	6,398	428,346
Becton Dickinson and Co.	1,638	427,518
Humana, Inc.[1]	1,262	427,212
LivaNova plc*	3,445	427,077
Herbalife Nutrition Ltd.*	7,798	425,381
Flowers Foods, Inc.	22,524	420,298
Central Garden & Pet Co. — Class A*	12,167	403,214
Edwards Lifesciences Corp.*,1	2,165	376,926
WellCare Health Plans, Inc.*,1	1,165	373,371
Darling Ingredients, Inc.*	19,090	368,819
Hologic, Inc.*	8,810	361,034
Anthem, Inc.[1]	1,311	359,280
Molina Healthcare, Inc.*	2,360	350,932
Total Consumer, Non-cyclical		62,215,122

Industrial - 16.5%
Genesee & Wyoming, Inc. — Class A*	15,283	1,390,600
Regal Beloit Corp.	16,100	1,327,445
EMCOR Group, Inc.	17,625	1,323,814
AECOM*	36,300	1,185,558
Cummins, Inc.[1]	7,559	1,104,143
WestRock Co.[1]	20,288	1,084,191
Masco Corp.[1]	26,790	980,514
TE Connectivity Ltd.[1]	11,059	972,418
Greenbrier Companies, Inc.	15,866	953,546
Packaging Corporation of America[1]	8,558	938,727
Louisiana-Pacific Corp.	34,797	921,773
FedEx Corp.[1]	3,629	873,827
Crane Co.	8,385	824,665
Boise Cascade Co.	22,308	820,934
EnerSys	8,821	768,574
Arrow Electronics, Inc.*	10,404	766,983
Pentair plc	17,560	761,226
Gibraltar Industries, Inc.*	16,573	755,729
AGCO Corp.	11,753	714,465
Caterpillar, Inc.[1]	4,649	708,926
Trinseo S.A.	8,948	700,628
Oshkosh Corp.	9,815	699,221
Dover Corp.[1]	7,884	697,970

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Value

Waters Corp.*,1	3,496	$680,601
Snap-on, Inc.	3,405	625,158
Spirit AeroSystems Holdings, Inc. — Class A1	6,675	611,897
Jabil, Inc.	22,176	600,526
Belden, Inc.	8,300	592,703
Avnet, Inc.	13,089	585,994
Trinity Industries, Inc.	15,498	567,847
Eaton Corporation plc[1]	6,272	543,970
Norfolk Southern Corp.[1]	2,952	532,836
Benchmark Electronics, Inc.	22,253	520,720
Corning, Inc.[1]	14,614	515,874
Parker-Hannifin Corp.[1]	2,516	462,768
Rexnord Corp.*	14,747	454,208
KBR, Inc.	20,364	430,291
Kansas City Southern[1]	3,785	428,765
Sonoco Products Co.	7,609	422,299
Tech Data Corp.*	5,875	420,474
Werner Enterprises, Inc.	11,877	419,852
Gentex Corp.	19,247	413,041
Owens Corning	7,509	407,513
Vishay Intertechnology, Inc.	19,953	406,044
PGT Innovations, Inc.*	18,228	393,725
Coherent, Inc.*	2,246	386,739
Total Industrial		32,699,722

Financial - 11.3%
Senior Housing Properties Trust REIT	101,541	1,783,060
Allstate Corp.[1]	12,221	1,206,213
JPMorgan Chase & Co.[1]	10,132	1,143,295
Ventas, Inc. REIT[1]	18,216	990,586
Travelers Companies, Inc.[1]	7,522	975,679
Apartment Investment & Management Co. — Class A REIT	21,963	969,227
Aflac, Inc.[1]	20,502	965,029
Prudential Financial, Inc.[1]	9,059	917,858
Park Hotels & Resorts, Inc. REIT	27,540	903,863
Equity Commonwealth REIT*	26,871	862,290
Hospitality Properties Trust REIT	29,035	837,369
Visa, Inc. — Class A1	5,491	824,144
Host Hotels & Resorts, Inc. REIT[1]	38,341	808,995
Bank of New York Mellon Corp.[1]	15,501	790,396
Principal Financial Group, Inc.[1]	12,893	755,401
Hartford Financial Services Group, Inc.[1]	14,593	729,066
MetLife, Inc.[1]	14,727	688,045
Weingarten Realty Investors REIT	22,013	655,107
Piedmont Office Realty Trust, Inc. — Class A REIT	34,035	644,283
State Street Corp.[1]	7,053	590,900
Lazard Ltd. — Class A	11,872	571,399
EPR Properties REIT	8,138	556,721
Ameriprise Financial, Inc.[1]	3,598	531,281
Summit Hotel Properties, Inc. REIT	38,560	521,717
Raymond James Financial, Inc.	5,492	505,539
Franklin Resources, Inc.[1]	16,504	501,887
Capital One Financial Corp.[1]	5,169	490,693
Synchrony Financial[1]	14,641	455,042
CyrusOne, Inc. REIT	4,253	269,640
Total Financial		22,444,725

Consumer, Cyclical - 9.7%
Southwest Airlines Co.[1]	16,594	1,036,295
Delta Air Lines, Inc.[1]	16,210	937,424
La-Z-Boy, Inc.	27,703	875,415
Lear Corp.[1]	5,968	865,360
PACCAR, Inc.[1]	12,410	846,238
JetBlue Airways Corp.*	42,786	828,337
Allison Transmission Holdings, Inc.	15,919	827,947
Copa Holdings S.A. — Class A	9,792	781,793
PulteGroup, Inc.	26,524	657,000
United Continental Holdings, Inc.*	7,042	627,161
Lions Gate Entertainment Corp. — Class A	22,505	548,897
Toll Brothers, Inc.	16,324	539,182
BorgWarner, Inc.	11,513	492,526
Meritor, Inc.*	24,678	477,766
PVH Corp.	3,060	441,864
Alaska Air Group, Inc.	6,407	441,186
Children’s Place, Inc.	3,448	440,655
Dollar General Corp.	4,018	439,167
TJX Companies, Inc.	3,919	439,006
AutoZone, Inc.*	562	435,944
Best Buy Company, Inc.	5,452	432,671
Walmart, Inc.	4,530	425,412
Darden Restaurants, Inc.	3,795	421,966
Las Vegas Sands Corp.	7,112	421,955
Nu Skin Enterprises, Inc. — Class A	5,031	414,655
Dana, Inc.	22,073	412,103
General Motors Co.[1]	12,077	406,633
KB Home	16,910	404,318
TRI Pointe Group, Inc.*	32,428	402,107
Delphi Technologies plc	12,584	394,634
Hyatt Hotels Corp. — Class A	4,658	370,730
DR Horton, Inc.[1]	8,541	360,259
Carter’s, Inc.	3,645	359,397
Cooper-Standard Holdings, Inc.*	2,923	350,702
American Axle & Manufacturing Holdings, Inc.*	19,327	337,063
Visteon Corp.*	3,498	324,964
Total Consumer, Cyclical		19,218,732

Technology - 8.7%
HP, Inc.[1]	49,487	1,275,280
Fidelity National Information Services, Inc.[1]	9,562	1,042,927
Amdocs Ltd.	15,583	1,028,166
DXC Technology Co.[1]	10,692	999,916
Cognizant Technology Solutions Corp. — Class A1	11,834	912,993
Skyworks Solutions, Inc.[1]	8,687	787,998
Cirrus Logic, Inc.*	19,444	750,538
International Business Machines Corp.[1]	4,676	707,058
Intel Corp.[1]	13,859	655,392
MAXIMUS, Inc.	9,768	635,506
Accenture plc — Class A	3,674	625,315

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Value

Leidos Holdings, Inc.[1]	8,762	$605,980
Citrix Systems, Inc.*	5,404	600,709
Paychex, Inc.[1]	8,045	592,514
Oracle Corp.[1]	11,390	587,268
Apple, Inc.	2,340	528,232
Broadridge Financial Solutions, Inc.[1]	3,864	509,855
Fiserv, Inc.*,1	6,153	506,884
Microsoft Corp.	4,113	470,404
ON Semiconductor Corp.*,1	25,319	466,629
NetApp, Inc.[1]	5,374	461,573
Seagate Technology plc[1]	9,748	461,568
Texas Instruments, Inc.	4,126	442,679
Western Digital Corp.[1]	7,458	436,591
Hewlett Packard Enterprise Co.	25,413	414,486
Analog Devices, Inc.	4,369	403,958
Icad, Inc.*	71,645	208,487
Total Technology		17,118,906

Utilities - 8.4%
National Fuel Gas Co.	35,576	1,994,391
Portland General Electric Co.	40,782	1,860,067
Exelon Corp.[1]	41,304	1,803,333
UGI Corp.	27,654	1,534,244
El Paso Electric Co.	26,760	1,530,672
PNM Resources, Inc.	35,603	1,404,538
Consolidated Edison, Inc.[1]	12,911	983,689
OGE Energy Corp.	26,319	955,906
Pinnacle West Capital Corp.	11,871	939,946
Ameren Corp.[1]	14,200	897,724
AES Corp.	60,406	845,684
Entergy Corp.[1]	8,816	715,242
FirstEnergy Corp.[1]	16,891	627,838
American Electric Power Company, Inc.	6,129	434,424
Total Utilities		16,527,698

Communications - 7.7%
Verizon Communications, Inc.[1]	34,799	1,857,919
Telephone & Data Systems, Inc.	42,885	1,304,991
Zayo Group Holdings, Inc.*	36,409	1,264,120
Cisco Systems, Inc.[1]	21,064	1,024,764
Omnicom Group, Inc.[1]	13,546	921,399
F5 Networks, Inc.*,1	4,045	806,654
ARRIS International plc*	28,268	734,685
Juniper Networks, Inc.[1]	24,362	730,129
Interpublic Group of Companies, Inc.	31,550	721,548
News Corp. — Class A	48,429	638,779
CenturyLink, Inc.[1]	29,480	624,976
Scholastic Corp.	11,083	517,465
Vonage Holdings Corp.*	35,119	497,285
AMC Networks, Inc. — Class A*	7,361	488,329
InterDigital, Inc.	5,988	479,040
Boingo Wireless, Inc.*	13,337	465,461
CDW Corp.[1]	5,186	461,139
Cogent Communications Holdings, Inc.	7,940	443,052
Shenandoah Telecommunications Co.	10,768	417,260
TEGNA, Inc.	33,649	402,442
Sirius XM Holdings, Inc.	61,604	389,337
Total Communications		15,190,774

Energy - 4.9%
Exxon Mobil Corp.[1]	19,977	1,698,445
Chevron Corp.[1]	12,516	1,530,456
Valero Energy Corp.[1]	11,819	1,344,411
Phillips 66[1]	11,079	1,248,825
Occidental Petroleum Corp.[1]	14,997	1,232,304
HollyFrontier Corp.[1]	6,969	487,133
Williams Companies, Inc.[1]	16,834	457,717
PBF Energy, Inc. — Class A	8,903	444,349
Kinder Morgan, Inc.[1]	24,836	440,342
ConocoPhillips[1]	5,581	431,969
Murphy USA, Inc.*	5,005	427,727
Total Energy		9,743,678

Basic Materials - 3.8%
Eastman Chemical Co.[1]	14,731	1,410,051
LyondellBasell Industries N.V. — Class A1	10,535	1,079,943
Olin Corp.	35,158	902,858
Huntsman Corp.	30,541	831,631
Westlake Chemical Corp.[1]	9,830	816,971
Cabot Corp.	10,807	677,815
Chemours Co.	14,401	567,976
International Paper Co.[1]	8,911	437,975
Celanese Corp. — Class A1	3,686	420,204
Domtar Corp.	6,657	347,296
Total Basic Materials		7,492,720

Total Common Stocks
(Cost $197,840,319)		202,652,077

MONEY MARKET FUND† - 4.6%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class 1.91%[2]	9,094,554	9,094,554
Total Money Market Fund
(Cost $9,094,554)		9,094,554

Total Investments - 107.0%
(Cost $206,934,873)		$211,746,631
Other Assets & Liabilities, net - (7.0)%		(13,847,818)
Total Net Assets - 100.0%		$197,898,813

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Alpha Opportunity Portfolio Long Custom Basket Swap[3]	2.35%	At Maturity	02/01/19	$78,662,706	$1,469,676

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Alpha Opportunity Portfolio Short Custom Basket Swap[4]	(1.57%)	At Maturity	02/01/19	$227,252,902	$(11,316,175)

	Shares	Percentage Value	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[3]
Archer-Daniels-Midland Co.	16,693	7.8%	$114,500
Genesee & Wyoming, Inc. — Class A*	5,899	7.7%	112,465
Cisco Systems, Inc.	8,131	6.6%	96,909
UGI Corp.	10,674	6.4%	93,758
Amgen, Inc.	2,749	6.1%	89,486
Telephone & Data Systems, Inc.	16,554	5.9%	87,302
Medtronic plc	4,904	5.8%	85,390
Pfizer, Inc.	14,326	5.7%	83,843
Allison Transmission Holdings, Inc.	6,145	5.2%	76,830
National Fuel Gas Co.	13,732	4.7%	68,753
Portland General Electric Co.	15,742	4.6%	67,356
CVS Health Corp.	6,113	4.1%	60,874
Exxon Mobil Corp.	7,711	3.9%	57,949
F5 Networks, Inc.*	1,561	3.9%	57,608
El Paso Electric Co.	10,329	3.9%	56,668
Exelon Corp.	15,943	3.9%	56,519
WellCare Health Plans, Inc.*	449	3.8%	56,388
Verizon Communications, Inc.	13,433	3.8%	56,119
EnerSys	3,405	3.5%	52,029
Charles River Laboratories International, Inc.*	2,098	3.5%	51,097
Eli Lilly & Co.	2,690	3.4%	50,214
Valero Energy Corp.	4,562	3.4%	49,620
Gibraltar Industries, Inc.*	6,397	3.2%	47,306
PNM Resources, Inc.	13,743	3.2%	46,546
Greenbrier Companies, Inc.	6,124	3.1%	45,834
Park Hotels & Resorts, Inc.	10,631	3.1%	45,131
Snap-on, Inc.	1,314	2.9%	43,119
Procter & Gamble Co.	4,992	2.9%	43,033
Ameren Corp.	5,481	2.9%	42,341
Cardtronics plc — Class A*	5,721	2.9%	41,879
KBR, Inc.	7,860	2.8%	41,168
Senior Housing Properties Trust	39,195	2.7%	39,842
Norfolk Southern Corp.	1,139	2.7%	39,245
NetApp, Inc.	2,074	2.7%	39,118
HP, Inc.	19,102	2.6%	38,447
Merck & Company, Inc.	2,805	2.6%	38,200
Regal Beloit Corp.	6,214	2.6%	37,909
Juniper Networks, Inc.	9,404	2.5%	36,362
AMC Networks, Inc. — Class A*	2,841	2.4%	35,730
EMCOR Group, Inc.	6,803	2.3%	33,790
STERIS plc	1,835	2.3%	33,312
Allergan plc	1,046	2.2%	33,030
Bristol-Myers Squibb Co.	3,685	2.3%	32,941
Delta Air Lines, Inc.	6,257	2.2%	32,099
Danaher Corp.	5,513	2.1%	31,523
Kroger Co.	7,335	2.1%	30,414
AES Corp.	23,317	2.1%	30,328
Occidental Petroleum Corp.	5,789	2.1%	30,295
Corning, Inc.	5,641	2.0%	29,486
Chevron Corp.	4,831	2.0%	28,778
CenturyLink, Inc.	11,379	1.9%	28,204
Fidelity National Information Services, Inc.	3,691	1.9%	27,501
Southwest Airlines Co.	6,405	1.8%	26,534
Crane Co.	3,236	1.7%	25,343
Edwards Lifesciences Corp.*	835	1.6%	24,233
Travelport Worldwide Ltd.	17,368	1.6%	24,202
Visa, Inc. — Class A	2,119	1.6%	24,126
Eaton Corporation plc	2,421	1.6%	23,976
Thermo Fisher Scientific, Inc.	1,267	1.6%	23,935
Zimmer Biomet Holdings, Inc.	1,566	1.6%	23,902
Broadridge Financial Solutions, Inc.	1,491	1.6%	23,028
Dover Corp.	3,043	1.5%	21,975
Humana, Inc.	487	1.5%	21,946
DXC Technology Co.	4,127	1.3%	18,381
ConocoPhillips	2,154	1.3%	18,372
Sysco Corp.	4,531	1.2%	18,229
Domtar Corp.	2,570	1.2%	18,215
Apartment Investment & Management Co. — Class A	8,478	1.2%	18,192
Oracle Corp.	4,396	1.2%	18,057
TEGNA, Inc.	12,989	1.2%	17,575

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Allstate Corp.	4,717	1.1%	$16,599
Biogen, Inc.*	478	1.1%	16,526
Sabre Corp.	8,124	1.1%	16,295
United Continental Holdings, Inc.*	2,718	1.1%	15,608
FirstEnergy Corp.	6,520	1.0%	15,398
Leidos Holdings, Inc.	3,382	1.0%	15,390
Gilead Sciences, Inc.	2,856	1.0%	14,346
Avnet, Inc.	5,052	1.0%	14,337
CoreLogic, Inc.*	6,018	0.9%	13,636
Jazz Pharmaceuticals plc*	3,507	0.9%	13,560
Fiserv, Inc.*	2,375	0.9%	13,153
Parker-Hannifin Corp.	971	0.9%	13,096
Baxter International, Inc.	3,903	0.9%	13,054
Jabil, Inc.	8,560	0.9%	12,629
McCormick & Company, Inc.	1,280	0.9%	12,602
Microsoft Corp.	1,587	0.8%	12,358
TreeHouse Foods, Inc.*	1,236	0.8%	12,113
Alexion Pharmaceuticals, Inc.*	1,291	0.8%	12,094
Kimberly-Clark Corp.	2,431	0.8%	11,778
PepsiCo, Inc.	2,093	0.8%	11,757
Scholastic Corp.	4,278	0.8%	11,658
Altria Group, Inc.	2,876	0.8%	11,275
Paychex, Inc.	3,105	0.8%	11,265
Alaska Air Group, Inc.	2,473	0.7%	10,860
Hershey Co.	2,016	0.7%	10,767
HCA Healthcare, Inc.	1,235	0.7%	10,682
Vishay Intertechnology, Inc.	7,702	0.7%	10,435
Simply Good Foods Co.*	9,210	0.7%	10,369
Pinnacle West Capital Corp.	4,582	0.7%	10,095
InterDigital, Inc.	2,311	0.7%	9,962
Equity Commonwealth*	10,372	0.7%	9,947
Caterpillar, Inc.	1,794	0.7%	9,893
Accenture plc — Class A	1,418	0.6%	9,464
Abbott Laboratories	6,174	0.6%	9,151
CDW Corp.	2,002	0.6%	9,092
Colgate-Palmolive Co.	2,469	0.6%	8,804
IQVIA Holdings, Inc.*	1,779	0.6%	8,476
Trinity Industries, Inc.	5,982	0.5%	8,059
Rexnord Corp.*	5,692	0.5%	8,010
Anthem, Inc.	506	0.5%	7,948
Entergy Corp.	3,403	0.5%	7,496
Ameriprise Financial, Inc.	1,389	0.5%	7,390
Carter's, Inc.	1,707	0.5%	7,364
Kansas City Southern	1,461	0.5%	7,262
ARRIS International plc*	10,912	0.5%	6,744
PBF Energy, Inc. — Class A	3,436	0.4%	5,961
MetLife, Inc.	5,685	0.4%	5,951
OGE Energy Corp.	10,159	0.4%	5,918
IDEXX Laboratories, Inc.*	911	0.4%	5,870
Boingo Wireless, Inc.*	2,163	0.4%	5,802
Synchrony Financial	5,651	0.4%	5,484
JPMorgan Chase & Co.	3,911	0.4%	5,389
Interpublic Group of Companies, Inc.	12,178	0.4%	5,246
Hill-Rom Holdings, Inc.	2,927	0.4%	5,181
PVH Corp.	1,181	0.4%	5,176
International Business Machines Corp.	1,805	0.3%	5,123
Post Holdings, Inc.*	3,366	0.3%	5,048
Zoetis, Inc.	4,882	0.3%	4,872
CenterPoint Energy, Inc.	14,558	0.3%	4,663
Hospitality Properties Trust	11,207	0.3%	4,617
Medpace Holdings, Inc.*	2,864	0.3%	4,599
Aflac, Inc.	7,914	0.3%	4,194
La-Z-Boy, Inc.	10,693	0.3%	3,941
Darling Ingredients, Inc.*	7,369	0.3%	3,758
Shenandoah Telecommunications Co.	4,156	0.3%	3,746
Apple, Inc.	903	0.2%	3,603
Best Buy Company, Inc.	2,104	0.2%	3,472
Estee Lauder Companies, Inc. — Class A	1,155	0.2%	3,432
Celgene Corp.*	1,895	0.2%	3,213
American Electric Power Company, Inc.	2,366	0.2%	2,803
Illumina, Inc.*	463	0.2%	2,772
Bruker Corp.	6,962	0.2%	2,633
TJX Companies, Inc.	1,512	0.2%	2,600
LivaNova plc*	1,329	0.2%	2,586
Weingarten Realty Investors	8,497	0.2%	2,507
Children's Place, Inc.	1,330	0.2%	2,490
Hyatt Hotels Corp. — Class A	1,798	0.1%	2,054
Trinseo S.A.	3,454	0.1%	1,922
Consolidated Edison, Inc.	4,983	0.1%	1,855
Summit Hotel Properties, Inc.	14,884	0.1%	1,686
Dollar General Corp.	1,551	0.1%	1,499
Bio-Rad Laboratories, Inc. — Class A*	556	0.1%	1,376
Ligand Pharmaceuticals, Inc. — Class B*	618	0.1%	1,319
Sirius XM Holdings, Inc.	23,779	0.1%	1,272
Brown-Forman Corp. — Class B	3,345	0.1%	1,078
AutoZone, Inc.*	216	0.1%	1,028
Constellation Brands, Inc. — Class A	767	0.1%	1,012
Raymond James Financial, Inc.	2,120	0.1%	901
Innoviva, Inc.*	11,058	0.1%	890
Monster Beverage Corp.*	2,847	0.1%	878
Intuitive Surgical, Inc.*	291	0.0%	639
Citrix Systems, Inc.*	2,086	0.0%	596
Spirit AeroSystems Holdings, Inc. — Class A	2,576	0.0%	568
JetBlue Airways Corp.*	16,515	0.0%	319
Analog Devices, Inc.	1,686	0.0%	314
Kinder Morgan, Inc.	9,587	0.0%	219

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Piedmont Office Realty Trust, Inc. — Class A	13,138	0.0%	$(39)
Travelers Companies, Inc.	2,903	0.0%	(41)
Cooper-Standard Holdings, Inc.*	1,128	0.0%	(144)
Cogent Communications Holdings, Inc.	3,065	0.0%	(164)
Texas Instruments, Inc.	1,592	(0.1%)	(1,062)
Becton Dickinson and Co.	632	(0.1%)	(1,076)
Hologic, Inc.*	3,401	(0.1%)	(1,128)
EPR Properties	3,141	(0.1%)	(1,633)
United Rentals, Inc.*	1,513	(0.1%)	(1,653)
Flowers Foods, Inc.	8,694	(0.1%)	(1,794)
Pentair plc	6,778	(0.1%)	(1,864)
Herbalife Nutrition Ltd.*	3,010	(0.1%)	(1,944)
Vonage Holdings Corp.*	13,556	(0.1%)	(1,976)
Murphy USA, Inc.*	1,932	(0.1%)	(2,052)
Waters Corp.*	1,349	(0.2%)	(2,232)
Sonoco Products Co.	2,937	(0.2%)	(2,285)
Nu Skin Enterprises, Inc. — Class A	1,942	(0.2%)	(2,439)
Molina Healthcare, Inc.*	911	(0.2%)	(2,466)
Johnson & Johnson	1,538	(0.2%)	(2,661)
MEDNAX, Inc.*	3,547	(0.2%)	(2,690)
Walmart, Inc.	1,748	(0.2%)	(2,735)
FedEx Corp.	1,400	(0.2%)	(2,993)
Capital One Financial Corp.	1,995	(0.2%)	(3,204)
Belden, Inc.	3,204	(0.2%)	(3,274)
Lazard Ltd. — Class A	4,582	(0.2%)	(3,301)
American Axle & Manufacturing Holdings, Inc.*	7,460	(0.2%)	(3,326)
Celanese Corp. — Class A	1,423	(0.2%)	(3,616)
Las Vegas Sands Corp.	2,745	(0.3%)	(3,709)
Darden Restaurants, Inc.	1,465	(0.3%)	(3,829)
Mondelez International, Inc. — Class A	8,956	(0.3%)	(4,033)
HollyFrontier Corp.	2,690	(0.3%)	(4,038)
Amdocs Ltd.	6,015	(0.3%)	(4,146)
Skyworks Solutions, Inc.	3,353	(0.3%)	(4,360)
DR Horton, Inc.	3,297	(0.3%)	(4,410)
Hewlett Packard Enterprise Co.	9,809	(0.3%)	(4,945)
Edgewell Personal Care Co.*	1,234	(0.3%)	(4,948)
Performance Food Group Co.*	10,206	(0.3%)	(5,050)
Host Hotels & Resorts, Inc.	14,799	(0.4%)	(5,277)
Central Garden & Pet Co. — Class A*	4,696	(0.4%)	(5,324)
MAXIMUS, Inc.	3,770	(0.4%)	(5,622)
Cognizant Technology Solutions Corp. — Class A	4,568	(0.4%)	(5,629)
Kellogg Co.	8,407	(0.4%)	(6,185)
Vector Group Ltd.	14,707	(0.4%)	(6,412)
Packaging Corporation of America	3,303	(0.5%)	(6,655)
Oshkosh Corp.	3,788	(0.5%)	(6,751)
Ventas, Inc.	7,031	(0.5%)	(7,024)
Visteon Corp.*	1,350	(0.5%)	(7,618)
State Street Corp.	2,722	(0.6%)	(8,474)
Williams Companies, Inc.	6,498	(0.7%)	(9,695)
KB Home	6,527	(0.7%)	(10,056)
Werner Enterprises, Inc.	4,584	(0.7%)	(10,098)
Quanta Services, Inc.*	6,806	(0.7%)	(10,881)
Hartford Financial Services Group, Inc.	5,633	(0.7%)	(10,937)
Bank of New York Mellon Corp.	5,983	(0.7%)	(10,979)
Principal Financial Group, Inc.	4,976	(0.8%)	(11,271)
McKesson Corp.	5,547	(0.8%)	(11,284)
Prudential Financial, Inc.	3,496	(0.8%)	(11,300)
Western Union Co.	18,489	(0.8%)	(11,363)
TRI Pointe Group, Inc.*	12,517	(0.8%)	(11,991)
Varian Medical Systems, Inc.*	2,510	(0.8%)	(12,304)
BorgWarner, Inc.	4,444	(0.9%)	(12,691)
Gentex Corp.	7,429	(0.9%)	(13,491)
PACCAR, Inc.	4,790	(0.9%)	(13,519)
Toll Brothers, Inc.	6,301	(0.9%)	(13,520)
Mylan N.V.*	6,357	(1.0%)	(14,414)
Evo Payments, Inc. — Class A*	10,625	(1.0%)	(14,627)
Lamb Weston Holdings, Inc.	5,520	(1.0%)	(14,883)
WestRock Co.	7,831	(1.0%)	(15,184)
Lions Gate Entertainment Corp. — Class A	8,687	(1.0%)	(15,351)
Franklin Resources, Inc.	6,371	(1.0%)	(15,369)
Zayo Group Holdings, Inc.*	14,054	(1.1%)	(15,871)
Cabot Corp.	4,171	(1.1%)	(15,957)
Masco Corp.	10,341	(1.1%)	(16,224)
Icad, Inc.*	28,684	(1.2%)	(17,067)
Arrow Electronics, Inc.*	4,016	(1.2%)	(17,644)
Dana, Inc.	8,520	(1.2%)	(17,814)
Phillips 66	4,276	(1.3%)	(18,881)
Pilgrim's Pride Corp.*	11,973	(1.3%)	(19,728)
Louisiana-Pacific Corp.	13,432	(1.4%)	(20,377)
International Paper Co.	3,439	(1.5%)	(21,465)
Meritor, Inc.*	9,526	(1.5%)	(22,598)
AGCO Corp.	4,537	(1.7%)	(24,750)
Intel Corp.	5,349	(1.7%)	(25,204)
US Foods Holding Corp.*	11,456	(1.8%)	(26,036)
Coherent, Inc.*	867	(1.9%)	(27,748)
Boise Cascade Co.	8,611	(1.9%)	(28,066)
Cirrus Logic, Inc.*	7,505	(2.0%)	(29,588)
Omnicom Group, Inc.	5,229	(2.0%)	(29,939)
Eastman Chemical Co.	5,686	(2.1%)	(30,308)
TE Connectivity Ltd.	4,268	(2.1%)	(30,811)
Seagate Technology plc	3,763	(2.1%)	(31,271)
General Motors Co.	4,661	(2.2%)	(32,054)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation (Depreciation)

Kraft Heinz Co.	8,243	(2.3%)	$(33,661)
PulteGroup, Inc.	10,238	(2.4%)	(34,668)
LyondellBasell Industries N.V. — Class A	4,066	(2.5%)	(37,059)
Cummins, Inc.	2,918	(2.6%)	(38,567)
AECOM*	14,012	(2.7%)	(39,745)
Chemours Co.	5,559	(2.7%)	(39,755)
Westlake Chemical Corp.	3,794	(3.0%)	(44,474)
Huntsman Corp.	11,789	(3.0%)	(44,708)
Benchmark Electronics, Inc.	8,589	(3.1%)	(46,248)
Cardinal Health, Inc.	13,341	(3.2%)	(46,899)
Olin Corp.	13,571	(3.4%)	(49,625)
ON Semiconductor Corp.*	9,773	(3.4%)	(50,104)
Tech Data Corp.*	2,268	(3.4%)	(50,532)
Western Digital Corp.	2,879	(3.7%)	(55,062)
Delphi Technologies plc	4,857	(3.8%)	(55,825)
News Corp. — Class A	18,694	(3.9%)	(57,145)
Owens Corning	2,898	(4.7%)	(69,481)
Ingredion, Inc.	4,817	(5.5%)	(80,119)
Lear Corp.	2,303	(5.8%)	(85,539)
Tyson Foods, Inc. — Class A	9,624	(6.7%)	(98,269)
Molson Coors Brewing Co. — Class B	7,645	(7.9%)	(116,265)
Copa Holdings S.A. — Class A	3,779	(8.9%)	(131,415)
Total Custom Basket of Long Securities			$1,469,676

CUSTOM BASKET OF SHORT SECURITIES[4]
Healthcare Services Group, Inc.	(51,518)	(3.4%)	380,443
Summit Materials, Inc. — Class A*	(83,211)	(2.7%)	311,125
Southern Copper Corp.	(43,662)	(2.6%)	296,417
Tesla, Inc.*	(2,321)	(1.8%)	204,015
NewMarket Corp.	(7,366)	(1.6%)	180,270
Martin Marietta Materials, Inc.	(4,738)	(1.3%)	152,433
Royal Gold, Inc.	(14,060)	(1.3%)	142,911
Texas Capital Bancshares, Inc.*	(7,970)	(1.2%)	131,624
LendingTree, Inc.*	(2,637)	(1.0%)	116,285
Valley National Bancorp	(83,570)	(1.0%)	112,912
Goldman Sachs Group, Inc.	(3,997)	(0.9%)	106,735
MarketAxess Holdings, Inc.	(5,130)	(0.9%)	105,091
Sterling Bancorp	(36,292)	(0.8%)	92,098
Vulcan Materials Co.	(10,988)	(0.8%)	89,102
Capitol Federal Financial, Inc.	(137,575)	(0.7%)	83,280
First Horizon National Corp.	(49,716)	(0.7%)	79,633
Charles Schwab Corp.	(14,530)	(0.7%)	75,974
Schlumberger Ltd.	(9,711)	(0.6%)	72,267
Whirlpool Corp.	(4,905)	(0.6%)	71,054
TripAdvisor, Inc.*	(11,657)	(0.6%)	69,218
BB&T Corp.	(19,086)	(0.6%)	68,136
Steven Madden Ltd.	(29,169)	(0.6%)	64,227
New York Community Bancorp, Inc.	(56,674)	(0.5%)	61,046
Investors Bancorp, Inc.	(82,741)	(0.5%)	59,991
Nucor Corp.	(12,973)	(0.5%)	59,455
Robert Half International, Inc.	(9,694)	(0.5%)	57,527
Signature Bank	(5,595)	(0.5%)	55,184
Pinnacle Financial Partners, Inc.	(14,131)	(0.5%)	54,423
People's United Financial, Inc.	(33,424)	(0.5%)	52,380
Associated Banc-Corp.	(26,392)	(0.4%)	50,535
ABM Industries, Inc.	(31,188)	(0.4%)	50,518
Wabtec Corp.	(5,711)	(0.4%)	48,657
PriceSmart, Inc.	(11,300)	(0.4%)	48,379
Meredith Corp.	(22,972)	(0.4%)	41,244
BWX Technologies, Inc.	(9,618)	(0.4%)	41,019
KeyCorp	(29,395)	(0.4%)	40,993
Douglas Emmett, Inc.	(45,753)	(0.3%)	39,405
Washington Federal, Inc.	(18,672)	(0.3%)	38,741
Chubb Ltd.	(8,180)	(0.3%)	36,128
Multi-Color Corp.	(14,604)	(0.3%)	33,363
Fifth Third Bancorp	(20,216)	(0.3%)	31,507
Liberty Property Trust	(18,503)	(0.3%)	29,482
Devon Energy Corp.	(17,227)	(0.3%)	29,365
WR Grace & Co.	(23,416)	(0.2%)	28,630
Covanta Holding Corp.	(50,304)	(0.2%)	27,657
First Republic Bank	(17,111)	(0.2%)	27,244
DowDuPont, Inc.	(8,684)	(0.2%)	27,139
U.S. Bancorp	(17,771)	(0.2%)	26,866
Compass Minerals International, Inc.	(20,498)	(0.2%)	24,879
Commercial Metals Co.	(64,149)	(0.2%)	19,630
Marriott International, Inc. — Class A	(11,363)	(0.2%)	19,570
Polaris Industries, Inc.	(5,690)	(0.2%)	19,520
American Homes 4 Rent — Class A	(41,067)	(0.2%)	17,918
US Ecology, Inc.	(7,786)	(0.2%)	17,599
Public Storage	(3,858)	(0.1%)	16,645
Huntington Bancshares, Inc.	(38,712)	(0.1%)	16,348
Corporate Office Properties Trust	(20,142)	(0.1%)	14,189
Leggett & Platt, Inc.	(37,131)	(0.1%)	14,047
Old National Bancorp	(30,065)	(0.1%)	13,914
JBG SMITH Properties	(28,084)	(0.1%)	12,212
PolyOne Corp.	(26,755)	(0.1%)	11,096
Asbury Automotive Group, Inc.*	(8,371)	(0.1%)	10,483
CarMax, Inc.*	(7,925)	(0.1%)	9,700
Praxair, Inc.	(3,029)	(0.1%)	9,574
Camden Property Trust	(13,724)	(0.1%)	9,472
Ally Financial, Inc.	(24,757)	(0.1%)	9,297
S&P Global, Inc.	(3,096)	(0.1%)	8,288

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Percentage Value	Value and Unrealized Appreciation (Depreciation)

Mid-America Apartment Communities, Inc.	(6,016)	(0.1%)	$8,113
Paramount Group, Inc.	(78,877)	(0.1%)	6,531
Air Products & Chemicals, Inc.	(2,925)	(0.1%)	6,514
Coca-Cola Co.	(12,937)	(0.1%)	6,189
Ball Corp.	(11,072)	(0.1%)	5,806
Floor & Decor Holdings, Inc. — Class A*	(2,305)	(0.0%)	5,751
Sealed Air Corp.	(14,331)	0.0%	4,764
Graphic Packaging Holding Co.	(41,503)	0.0%	4,549
Berry Global Group, Inc.*	(11,923)	0.0%	4,193
Caesars Entertainment Corp.*	(55,184)	0.0%	3,951
Guidewire Software, Inc.*	(8,325)	0.0%	3,732
Hormel Foods Corp.	(14,956)	0.0%	3,239
Sensient Technologies Corp.	(28,471)	0.0%	2,456
Silgan Holdings, Inc.	(20,824)	0.0%	1,287
Royal Caribbean Cruises Ltd.	(4,584)	0.0%	(349)
Roper Technologies, Inc.	(3,680)	0.0%	(2,109)
Tractor Supply Co.	(6,582)	0.0%	(2,158)
Charter Communications, Inc. — Class A*	(1,823)	0.0%	(2,394)
Choice Hotels International, Inc.	(7,203)	0.0%	(3,024)
Regency Centers Corp.	(10,205)	0.0%	(3,326)
Viad Corp.	(9,950)	0.0%	(5,619)
Intercontinental Exchange, Inc.	(9,193)	0.0%	(5,992)
Everest Re Group Ltd.	(3,348)	0.0%	(6,208)
Dentsply Sirona, Inc.	(15,647)	0.1%	(6,232)
Howard Hughes Corp.*	(10,353)	0.1%	(6,504)
Service Corporation International	(13,564)	0.1%	(6,847)
Henry Schein, Inc.*	(7,123)	0.1%	(6,868)
Mobile Mini, Inc.	(29,136)	0.1%	(7,175)
Sotheby's*	(12,166)	0.1%	(8,351)
Norwegian Cruise Line Holdings Ltd.*	(10,467)	0.1%	(8,938)
Ulta Beauty, Inc.*	(2,121)	0.1%	(9,091)
PPG Industries, Inc.	(16,787)	0.1%	(10,469)
Sempra Energy	(8,676)	0.1%	(10,475)
Genuine Parts Co.	(13,257)	0.1%	(10,514)
Northrop Grumman Corp.	(2,090)	0.1%	(10,694)
Alexandria Real Estate Equities, Inc.	(9,759)	0.1%	(12,154)
Atmos Energy Corp.	(6,472)	0.1%	(12,265)
EOG Resources, Inc.	(7,485)	0.1%	(12,674)
Invitation Homes, Inc.	(82,530)	0.1%	(14,072)
Hanesbrands, Inc.	(32,909)	0.1%	(14,865)
PayPal Holdings, Inc.*	(6,948)	0.1%	(15,696)
Scotts Miracle-Gro Co. — Class A	(15,119)	0.1%	(16,232)
Omnicell, Inc.*	(8,515)	0.1%	(16,746)
Boston Properties, Inc.	(9,958)	0.1%	(17,418)
National Oilwell Varco, Inc.	(20,191)	0.2%	(19,708)
Welltower, Inc.	(18,984)	0.2%	(21,488)
Vornado Realty Trust	(18,942)	0.2%	(21,551)
Church & Dwight Company, Inc.	(10,085)	0.2%	(21,811)
Palo Alto Networks, Inc.*	(2,747)	0.2%	(23,218)
American Campus Communities, Inc.	(31,668)	0.2%	(25,984)
NVIDIA Corp.	(2,244)	0.3%	(29,273)
Parsley Energy, Inc. — Class A*	(22,512)	0.3%	(30,437)
WPX Energy, Inc.*	(40,627)	0.3%	(31,587)
FMC Corp.	(9,078)	0.3%	(32,543)
AMETEK, Inc.	(11,934)	0.3%	(32,567)
Cooper Companies, Inc.	(1,844)	0.3%	(33,419)
HB Fuller Co.	(21,959)	0.3%	(34,489)
Crown Castle International Corp.	(10,974)	0.3%	(34,573)
Essex Property Trust, Inc.	(5,362)	0.3%	(35,049)
Ellie Mae, Inc.*	(6,396)	0.3%	(35,475)
Republic Services, Inc. — Class A	(23,202)	0.3%	(36,659)
Equifax, Inc.	(18,659)	0.3%	(39,178)
Equinix, Inc.	(2,523)	0.3%	(39,391)
General Dynamics Corp.	(4,353)	0.4%	(41,385)
Alliant Energy Corp.	(17,677)	0.4%	(43,351)
Garmin Ltd.	(8,554)	0.4%	(43,998)
Booking Holdings, Inc.*	(313)	0.4%	(45,249)
SBA Communications Corp.*	(7,053)	0.4%	(45,441)
American Tower Corp. — Class A	(8,168)	0.4%	(45,796)
Netflix, Inc.*	(1,613)	0.4%	(46,320)
FireEye, Inc.*	(38,831)	0.4%	(46,995)
Terreno Realty Corp.	(52,870)	0.4%	(47,575)
IBERIABANK Corp.	(8,552)	0.4%	(47,685)
Aon plc	(4,643)	0.4%	(48,366)
Planet Fitness, Inc. — Class A*	(8,397)	0.4%	(49,261)
Eaton Vance Corp.	(11,411)	0.4%	(51,410)
Wolverine World Wide, Inc.	(32,042)	0.5%	(53,914)
Xylem, Inc.	(14,708)	0.5%	(54,958)
Federal Realty Investment Trust	(5,180)	0.5%	(57,632)
CF Industries Holdings, Inc.	(11,286)	0.5%	(58,422)
Waste Management, Inc.	(16,877)	0.5%	(62,263)
Incyte Corp.*	(8,965)	0.6%	(63,864)
RenaissanceRe Holdings Ltd.	(6,675)	0.6%	(67,492)
Texas Roadhouse, Inc. — Class A	(9,889)	0.6%	(67,680)
Workday, Inc. — Class A*	(4,817)	0.6%	(67,781)
Realty Income Corp.	(27,476)	0.6%	(71,440)
Sherwin-Williams Co.	(1,805)	0.6%	(71,779)
KAR Auction Services, Inc.	(16,878)	0.6%	(72,319)

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
ALPHA OPPORTUNITY FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Monolithic Power Systems, Inc.	(7,794)	0.6%	$(73,909)
Alleghany Corp.	(1,029)	0.7%	(74,932)
Equity Residential	(20,263)	0.7%	(75,176)
Ashland Global Holdings, Inc.	(5,822)	0.7%	(76,266)
Digital Realty Trust, Inc.	(10,252)	0.7%	(79,951)
Aramark	(13,913)	0.7%	(82,024)
Dominion Energy, Inc.	(22,857)	0.7%	(82,839)
Healthcare Trust of America, Inc. — Class A	(81,245)	0.8%	(85,734)
Redwood Trust, Inc.	(54,620)	0.8%	(86,203)
ServiceNow, Inc.*	(3,618)	0.8%	(86,611)
Costco Wholesale Corp.	(2,129)	0.8%	(86,677)
TransDigm Group, Inc.*	(1,663)	0.8%	(86,884)
Eversource Energy	(12,864)	0.8%	(87,730)
AvalonBay Communities, Inc.	(7,544)	0.9%	(98,280)
HCP, Inc.	(45,909)	0.9%	(101,022)
Rexford Industrial Realty, Inc.	(38,069)	0.9%	(103,057)
Kilroy Realty Corp.	(17,582)	0.9%	(106,718)
Vail Resorts, Inc.	(1,746)	1.0%	(111,961)
Haemonetics Corp.*	(11,249)	1.0%	(116,448)
Retail Opportunity Investments Corp.	(73,314)	1.1%	(123,463)
IHS Markit Ltd.*	(38,752)	1.2%	(131,071)
CyrusOne, Inc.	(14,380)	1.2%	(131,545)
Glacier Bancorp, Inc.	(17,616)	1.2%	(134,582)
Amazon.com, Inc.*	(326)	1.2%	(135,276)
Cable One, Inc.	(1,385)	1.2%	(137,760)
American Water Works Company, Inc.	(18,955)	1.3%	(147,448)
AptarGroup, Inc.	(9,795)	1.3%	(147,625)
ASGN, Inc.*	(17,261)	1.3%	(150,280)
RPM International, Inc.	(29,943)	1.3%	(151,156)
South Jersey Industries, Inc.	(25,724)	1.4%	(154,316)
Sun Communities, Inc.	(23,386)	1.4%	(155,004)
MSA Safety, Inc.	(13,761)	1.4%	(155,272)
Copart, Inc.*	(11,633)	1.4%	(155,650)
Moody's Corp.	(7,945)	1.4%	(156,252)
FactSet Research Systems, Inc.	(4,041)	1.4%	(160,331)
Equity LifeStyle Properties, Inc.	(22,070)	1.4%	(160,902)
Cannae Holdings, Inc.*	(46,817)	1.5%	(164,225)
Axis Capital Holdings Ltd.	(26,549)	1.6%	(178,529)
salesforce.com, Inc.*	(8,961)	1.6%	(178,919)
TransUnion	(9,835)	1.6%	(180,071)
White Mountains Insurance Group Ltd.	(1,686)	1.6%	(183,851)
Allegheny Technologies, Inc.*	(42,651)	1.7%	(190,558)
MSCI, Inc. — Class A	(4,612)	1.9%	(211,583)
EastGroup Properties, Inc.	(16,244)	1.9%	(212,798)
Shake Shack, Inc. — Class A*	(10,173)	1.9%	(212,888)
Cornerstone OnDemand, Inc.*	(12,003)	2.0%	(220,672)
Markel Corp.*	(2,442)	2.0%	(220,806)
Pegasystems, Inc.	(15,123)	2.0%	(226,146)
UDR, Inc.	(32,483)	2.0%	(228,708)
PTC, Inc.*	(5,781)	2.1%	(234,641)
Hess Corp.	(19,580)	2.1%	(235,379)
Ecolab, Inc.	(8,412)	2.1%	(241,782)
Tyler Technologies, Inc.*	(4,564)	2.3%	(256,793)
SPS Commerce, Inc.*	(8,316)	2.9%	(329,263)
Crocs, Inc.*	(27,876)	3.0%	(340,916)
Ultimate Software Group, Inc.*	(2,971)	3.0%	(340,972)
CoStar Group, Inc.*	(3,789)	3.2%	(363,795)
Cintas Corp.	(8,335)	3.4%	(388,433)
Tetra Tech, Inc.	(36,915)	4.2%	(473,094)
RLI Corp.	(26,539)	4.5%	(508,554)
Team, Inc.*	(67,383)	4.7%	(534,984)
Exponent, Inc.	(37,076)	5.1%	(576,267)
Verisk Analytics, Inc. — Class A*	(19,855)	5.1%	(581,145)
Balchem Corp.	(25,916)	5.7%	(646,308)
Rollins, Inc.	(48,122)	6.1%	(691,089)
Total Custom Basket of Short Securities			$(11,316,175)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom basket swap collateral at September 30, 2018.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
[4]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
ALPHA OPPORTUNITY FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$202,652,077	$—	$—	$202,652,077
Money Market Fund	9,094,554	—	—	9,094,554
Custom Basket Swap Agreements**	—	1,469,676	—	1,469,676
Total Assets	$211,746,631	$1,469,676	$—	$213,216,307

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$11,316,175	$—	$11,316,175

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $206,934,873)	$211,746,631
Cash	264,957
Unrealized appreciation on swap agreements	1,469,676
Prepaid expenses	35,345
Receivables:
Dividends	260,808
Securities sold	127,316
Fund shares sold	12,866
Interest	10,433
Total assets	213,928,032

Liabilities:
Unrealized depreciation on swap agreements	11,316,175
Payable for:
Swap settlement	4,132,844
Securities purchased	263,686
Management fees	129,627
Fund shares redeemed	78,497
Transfer agent/maintenance fees	16,670
Fund accounting/administration fees	11,673
Distribution and service fees	3,729
Trustees’ fees*	1,371
Miscellaneous	74,947
Total liabilities	16,029,219
Net assets	$197,898,813

Net assets consist of:
Paid in capital	$208,546,860
Total distributable earnings (loss)	(10,648,047)
Net assets	$197,898,813

A-Class:
Net assets	$11,242,831
Capital shares outstanding	587,008
Net asset value per share	$19.15
Maximum offering price per share(Net asset value divided by 95.25%)	$20.10

C-Class:
Net assets	$1,035,853
Capital shares outstanding	62,376
Net asset value per share	$16.61

P-Class:
Net assets	$4,525,002
Capital shares outstanding	235,360
Net asset value per share	$19.23

Institutional Class:
Net assets	$181,095,127
Capital shares outstanding	6,520,156
Net asset value per share	$27.77

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $1,778)	$4,302,289
Interest	110,096
Total investment income	4,412,385

Expenses:
Management fees	1,927,588
Distribution and service fees:
A-Class	32,424
C-Class	21,503
P-Class	18,425
Transfer agent/maintenance fees:
A-Class	21,759
C-Class	3,727
P-Class	14,381
Institutional Class	36,164
Fund accounting/administration fees	171,343
Trustees’ fees*	28,967
Custodian fees	20,250
Line of credit fees	17,400
Miscellaneous	191,917
Recoupment of previously waived fees:
A-Class	3,302
C-Class	1,441
P-Class	3,124
Institutional Class	7,310
Total expenses	2,521,025
Less:
Expenses reimbursed by Adviser:
A Class	(760)
C Class	(574)
P Class	(1,085)
Total reimbursed expenses	(2,419)
Net expenses	2,518,606
Net investment income	1,893,779

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	24,007,285
Swap agreements	(30,992,822)
Net realized loss	(6,985,537)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,041,621)
Swap agreements	196,804
Net change in unrealized appreciation (depreciation)	(844,817)
Net realized and unrealized loss	(7,830,354)
Net decrease in net assets resulting from operations	$(5,936,575)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

ALPHA OPPORTUNITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,893,779	$825,143
Net realized gain (loss) on investments	(6,985,537)	13,611,432
Net change in unrealized appreciation (depreciation) on investments	(844,817)	(3,954,711)
Net increase (decrease) in net assets resulting from operations	(5,936,575)	10,481,864

Distributions to Shareholders:
A-Class	(950,491)	(9,722)[1]
C-Class	(199,304)	(1,227)[1]
P-Class	(527,188)	(3,342)[1]
Institutional Class	(9,428,285)	(43,388)[1]
Total distributions to shareholders	(11,105,268)	(57,679)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,076,718	10,194,828
C-Class	333,769	1,157,811
P-Class	7,281,013	14,180,540
Institutional Class	5,609,253	136,905,494
Distributions reinvested
A-Class	925,939	9,070
C-Class	194,318	1,192
P-Class	527,188	3,342
Institutional Class	9,428,285	43,369
Cost of shares redeemed
A-Class	(5,488,322)	(13,021,740)
C-Class	(1,716,741)	(368,114)
P-Class	(9,878,570)	(11,532,946)
Institutional Class	(15,771,018)	(5,173,092)
Net increase (decrease) from capital share transactions	(6,478,168)	132,399,754
Net increase (decrease) in net assets	(23,520,011)	142,823,939

Net assets:
Beginning of year	221,418,824	78,594,885
End of year	$197,898,813	$221,418,824

Capital share activity:
Shares sold
A-Class	103,554	500,937
C-Class	18,316	63,585
P-Class	343,013	683,702
Institutional Class	190,568	4,636,032
Shares issued from reinvestment of distributions
A-Class	44,581	447
C-Class	10,724	66
P-Class	25,285	163
Institutional Class	313,962	1,492
Shares redeemed
A-Class	(272,432)	(630,915)
C-Class	(101,381)	(20,327)
P-Class	(497,211)	(552,657)
Institutional Class	(553,273)	(177,256)
Net increase (decrease) in shares	(374,294)	4,505,269

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net realized gains (see Note 9).

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$21.10	$19.08	$18.39	$18.01	$16.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	.31	(.19)	(.35)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.60)	1.72	.88	.73	1.92
Total from investment operations	(.50)	2.03	.69	.38	1.79
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(.01)	—	—	—
Total distributions	(1.45)	(.01)	—	(—)[b]	—
Net asset value, end of period	$19.15	$21.10	$19.08	$18.39	$18.01

Total Return[c]	(2.90%)	10.70%	3.70%	2.13%	11.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,243	$15,011	$16,041	$11,485	$7,989
Ratios to average net assets:
Net investment income (loss)	0.51%	1.49%	(1.02%)	(1.88%)	(0.73%)
Total expenses[g]	1.54%	2.21%	2.69%	3.92%	3.25%
Net expenses[d,e,h]	1.54%	2.17%	2.69%	2.94%	2.12%
Portfolio turnover rate	255%	92%	235%	124%	—

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.62	$16.96	$16.47	$16.25	$14.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	.09	(.29)	(.44)	(.23)
Net gain (loss) on investments (realized and unrealized)	(.51)	1.58	.78	.66	1.74
Total from investment operations	(.56)	1.67	.49	.22	1.51
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(.01)	—	—	—
Total distributions	(1.45)	(.01)	—	(—)[b]	—
Net asset value, end of period	$16.61	$18.62	$16.96	$16.47	$16.25

Total Return[c]	(3.65%)	9.91%	2.91%	1.38%	10.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,036	$2,508	$1,550	$1,203	$1,117
Ratios to average net assets:
Net investment income (loss)	(0.31%)	0.47%	(1.72%)	(2.64%)	(1.46%)
Total expenses[g]	2.34%	2.94%	3.91%	4.81%	4.11%
Net expenses[d,e,h]	2.31%	2.88%	3.46%	3.68%	2.87%
Portfolio turnover rate	255%	92%	235%	124%	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$21.19	$19.11	$18.39	$19.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.06)	(.12)	(.13)
Net gain (loss) on investments (realized and unrealized)	(.61)	2.15	.84	(.59)
Total from investment operations	(.51)	2.09	.72	(.72)
Less distributions from:
Net realized gains	(1.45)	(.01)	—	—
Total distributions	(1.45)	(.01)	—	—
Net asset value, end of period	$19.23	$21.19	$19.11	$18.39

Total Return	(2.93%)	11.00%	3.86%	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,525	$7,720	$4,453	$134
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.31%)	(0.65%)	(1.77%)
Total expenses[g]	1.58%	1.75%	2.44%	3.31%
Net expenses[d,e,h]	1.57%	1.72%	2.44%	2.87%
Portfolio turnover rate	255%	92%	235%	124%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ALPHA OPPORTUNITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$29.86	$26.82	$25.73	$25.13	$22.58
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	.12	(.13)	(.40)	(.12)
Net gain (loss) on investments (realized and unrealized)	(.91)	2.93	1.22	1.00	2.67
Total from investment operations	(.64)	3.05	1.09	.60	2.55
Less distributions from:
Net investment income	—	—	—	(—)[b]	—
Net realized gains	(1.45)	(.01)	—	—	—
Total distributions	(1.45)	(.01)	—	(—)[b]	—
Net asset value, end of period	$27.77	$29.86	$26.82	$25.73	$25.13

Total Return	(2.50%)	11.42%	4.20%	2.41%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$181,095	$196,180	$56,550	$50,304	$1,645
Ratios to average net assets:
Net investment income (loss)	0.94%	0.40%	(0.49%)	(1.55%)	(0.48%)
Total expenses[g]	1.12%	1.38%	2.23%	2.80%	2.90%
Net expenses[d,e,h]	1.12%	1.37%	2.23%	2.80%	1.87%
Portfolio turnover rate	255%	92%	235%	124%	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Distributions from net investment income are less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.02%	0.32%
C-Class	0.07%	0.64%
P-Class	0.04%	—
Institutional Class	—	0.01%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Does not include expenses of the underlying funds in which the Fund invests.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.52%	2.00%	2.11%	2.11%	2.11%
C-Class	2.30%	2.71%	2.86%	2.86%	2.86%
P-Class	1.56%	1.68%	1.87%	2.10%	—
Institutional Class	1.11%	1.28%	1.63%	1.86%	1.86%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim Large Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Senior Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2018.

For the one year ended September 30, 2018, Guggenheim Large Cap Value Fund (the “Fund”) returned 10.82%1, compared with its benchmark, the Russell 1000® Value Index, which returned 9.45%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection was the most significant factor behind the Fund’s good showing relative to the benchmark, while sector allocation provided a slight benefit.

The largest positive impact was selection in the Financials and Energy sectors relative to the benchmark. The outperformance of the Fund’s Financials holdings against the benchmark had a magnified impact, as the sector is the largest in the benchmark, with a 26% weighting. Exposure and significant weightings in money center banks and some of the larger regional banks were important contributors. JPMorgan Chase & Co. was the second-largest individual contributor to the Fund’s performance for the period.

In Energy, the Fund’s holdings also solidly outgained the benchmark’s holdings. An overweighting to oil majors and exploration companies was beneficial given the surge in oil prices during the period. Whiting Petroleum Corp. and Marathon Oil Corp. were large individual contributors to the Fund’s performance for the period.

A skew to the better-performing large cap index names such as HCA Healthcare, Inc. and Merck & Company, Inc. proved to be the most significant positive items in Health Care.

On the negative side, the largest impact was selection in the Communications Services and Industrials sectors. Communications Services, the former Telecommunications Services sector, was expanded a week before the period ended to include many companies that formerly were in the Consumer Discretionary and Information Technology sectors. The Fund has had a longstanding underweight to the Telecommunications Services sector, and did not own most of the names that were moved into the newly named sector near the period end.

The Industrials sector was pulled down by an underweighting in aerospace and defense, and Owens Corning Co., a construction industry supplier that reacted to a slowdown in housing. Another detractor was Materials holding Crown Holdings, Inc., a beverage can manufacturer impacted by tariff actions.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics, such as having an overweight in utilities.

The largest relative sector exposures for the year were an underweight in Communications Services and an overweight in Materials.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

Portfolio and Market Outlook

For much of the period, the market was concerned with persistent U.S. Federal Reserve rate hikes and uncertainty over macroeconomic issues such as international trade and inflation. The major indices proceeded to give up the early 2018 gains and uncharacteristically, smaller sized companies tended to perform better.

For much of the period, the market significantly favored growth-oriented companies. This tended to provide a broad-based headwind for the strategy, as it is more exposed than the benchmark to this factor. At present the valuation gap between growth and value stocks is unusually wide. As this narrows over time (as it should from these unusually large historic levels), the Fund is well positioned to benefit.

The Fund’s portfolio tends to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	June 7, 2013

Ten Largest Holdings (% of Total Net Assets)
JPMorgan Chase & Co.	4.1%
Bank of America Corp.	3.1%
Exxon Mobil Corp.	3.1%
Chevron Corp.	2.8%
Berkshire Hathaway, Inc. — Class B	2.7%
Citigroup, Inc.	2.4%
Cisco Systems, Inc.	2.3%
Pfizer, Inc.	2.3%
Merck & Company, Inc.	2.3%
Intel Corp.	1.6%
Top Ten Total	26.7%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	10.82%	10.05%	9.17%
A-Class Shares with sales charge‡	5.56%	8.98%	8.52%
C-Class Shares	9.97%	9.21%	8.29%
C-Class Shares with CDSC§	8.97%	9.21%	8.29%
Russell 1000 Value Index	9.45%	10.72%	9.79%

	1 Year	Since Inception (05/01/15)
P-Class Shares	10.80%	9.25%
Russell 1000 Value Index	9.45%	8.43%

	1 Year	5 Year	Since Inception (06/07/13)
Institutional Class Shares	11.04%	10.30%	10.48%
Russell 1000 Value Index	9.45%	10.72%	10.49%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	September 30, 2018
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 97.9%

Financial - 28.2%
JPMorgan Chase & Co.	23,403	$2,640,795
Bank of America Corp.	67,490	1,988,255
Berkshire Hathaway, Inc. — Class B*	8,254	1,767,264
Citigroup, Inc.	22,081	1,584,091
Wells Fargo & Co.	16,707	878,120
SunTrust Banks, Inc.	11,705	781,777
BB&T Corp.	16,038	778,485
Zions Bancorp North America	15,175	761,026
Principal Financial Group, Inc.	11,831	693,178
Allstate Corp.	6,063	598,418
Welltower, Inc. REIT	8,467	544,597
Omega Healthcare Investors, Inc. REIT	15,231	499,120
Piedmont Office Realty Trust, Inc. — Class A REIT	26,043	492,994
Jefferies Financial Group, Inc.	21,600	474,336
Loews Corp.	9,321	468,194
Liberty Property Trust REIT	10,615	448,484
Unum Group	10,634	415,470
Morgan Stanley	8,519	396,730
Regions Financial Corp.	19,250	353,237
KeyCorp	17,002	338,170
MetLife, Inc.	7,182	335,543
Prudential Financial, Inc.	3,280	332,330
Voya Financial, Inc.	6,548	325,239
Realogy Holdings Corp.	12,908	266,421
Equity Commonwealth REIT*	6,130	196,712
Total Financial		18,358,986

Consumer, Non-cyclical - 22.1%
Pfizer, Inc.	33,904	1,494,149
Merck & Company, Inc.	20,983	1,488,534
Johnson & Johnson	7,177	991,646
Amgen, Inc.	4,319	895,286
Procter & Gamble Co.	9,976	830,302
HCA Healthcare, Inc.	5,191	722,172
Hormel Foods Corp.	18,163	715,622
Express Scripts Holding Co.*	6,678	634,477
Archer-Daniels-Midland Co.	11,173	561,667
UnitedHealth Group, Inc.	2,051	545,648
CVS Health Corp.	6,851	539,311
Zimmer Biomet Holdings, Inc.	3,805	500,243
Quest Diagnostics, Inc.	4,537	489,588
United Therapeutics Corp.*	3,707	474,051
Humana, Inc.	1,394	471,897
Tyson Foods, Inc. — Class A	7,904	470,525
Bunge Ltd.	6,688	459,532
Medtronic plc	3,728	366,724
DaVita, Inc.*	5,093	364,811
AmerisourceBergen Corp. — Class A	3,822	352,465
Conagra Brands, Inc.	8,664	294,316
Philip Morris International, Inc.	3,338	272,181
Mylan N.V.*	4,959	181,499
Ingredion, Inc.	1,421	149,148
Patterson Companies, Inc.	5,669	138,607
Total Consumer, Non-cyclical		14,404,401

Energy - 12.6%
Exxon Mobil Corp.	23,361	1,986,152
Chevron Corp.	14,694	1,796,782
Marathon Oil Corp.	39,981	930,758
Kinder Morgan, Inc.	48,883	866,696
Hess Corp.	10,503	751,805
Whiting Petroleum Corp.*	12,796	678,700
Range Resources Corp.	27,798	472,288
Diamondback Energy, Inc.	3,347	452,481
Antero Resources Corp.*	14,782	261,789
Total Energy		8,197,451

Industrial - 7.1%
Corning, Inc.	20,220	713,766
Republic Services, Inc. — Class A	8,692	631,561
WestRock Co.	8,779	469,150
Eaton Corporation plc	4,622	400,866
Owens Corning	6,735	365,508
3M Co.	1,557	328,076
FedEx Corp.	1,339	322,418
Jabil, Inc.	11,304	306,112
General Electric Co.	26,811	302,696
Honeywell International, Inc.	1,555	258,752
Carlisle Companies, Inc.	2,114	257,485
Timken Co.	5,146	256,528
Total Industrial		4,612,918

Utilities - 7.0%
Exelon Corp.	18,280	798,105
Public Service Enterprise Group, Inc.	14,367	758,434
Duke Energy Corp.	8,412	673,128
Ameren Corp.	10,541	666,402
OGE Energy Corp.	15,287	555,224
Edison International	6,979	472,339
Pinnacle West Capital Corp.	4,056	321,154
SCANA Corp.	8,068	313,764
Total Utilities		4,558,550

Consumer, Cyclical - 6.2%
Walmart, Inc.	8,195	769,592
Southwest Airlines Co.	11,939	745,591
PVH Corp.	3,280	473,632
JetBlue Airways Corp.*	21,229	410,993
Carnival Corp.	6,345	404,621
Lear Corp.	2,604	377,580
PACCAR, Inc.	5,153	351,383
DR Horton, Inc.	8,326	351,191
Macy’s, Inc.	4,600	159,758
Total Consumer, Cyclical		4,044,341

Communications - 5.5%
Cisco Systems, Inc.	30,723	1,494,674
Verizon Communications, Inc.	16,096	859,365
Comcast Corp. — Class A	18,306	648,216

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
LARGE CAP VALUE FUND

	Shares	Value

Symantec Corp.	15,473	$329,265
AT&T, Inc.	6,381	214,274
Total Communications		3,545,794

Technology - 4.9%
Intel Corp.	21,435	1,013,661
Apple, Inc.	2,826	637,941
Xerox Corp.	19,021	513,187
Oracle Corp.	7,552	389,381
Micron Technology, Inc.*	7,309	330,586
QUALCOMM, Inc.	4,123	296,980
Total Technology		3,181,736

Basic Materials - 4.3%
Nucor Corp.	9,897	627,964
Reliance Steel & Aluminum Co.	6,421	547,647
Steel Dynamics, Inc.	12,114	547,432
DowDuPont, Inc.	7,680	493,901
Freeport-McMoRan, Inc.	21,118	293,963
Huntsman Corp.	10,461	284,853
Total Basic Materials		2,795,760

Total Common Stocks
(Cost $51,152,820)		63,699,937

MONEY MARKET FUND† - 2.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.91%[1]	1,440,577	1,440,577
Total Money Market Fund
(Cost $1,440,577)		1,440,577

Total Investments - 100.1%
(Cost $52,593,397)		$65,140,514
Other Assets & Liabilities, net - (0.1)%		(47,186)
Total Net Assets - 100.0%		$65,093,328

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$63,699,937	$—	$—	$63,699,937
Money Market Fund	1,440,577	—	—	1,440,577
Total Assets	$65,140,514	$—	$—	$65,140,514

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

LARGE CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $52,593,397)	$65,140,514
Prepaid expenses	33,307
Receivables:
Dividends	53,061
Fund shares sold	12,151
Interest	1,848
Total assets	65,240,881

Liabilities:
Payable for:
Fund shares redeemed	42,398
Professional fees	28,808
Management fees	25,581
Printing fees	16,319
Distribution and service fees	12,475
Transfer agent/maintenance fees	5,642
Trustees’ fees*	3,947
Fund accounting/administration fees	3,877
Miscellaneous	8,506
Total liabilities	147,553
Net assets	$65,093,328

Net assets consist of:
Paid in capital	$49,139,557
Total distributable earnings (loss)	15,953,771
Net assets	$65,093,328

A-Class:
Net assets	$56,368,533
Capital shares outstanding	1,172,483
Net asset value per share	$48.08
Maximum offering price per share (Net asset value divided by 95.25%)	$50.48

C-Class:
Net assets	$2,631,915
Capital shares outstanding	59,772
Net asset value per share	$44.03

P-Class:
Net assets	$147,314
Capital shares outstanding	3,069
Net asset value per share	$48.00

Institutional Class:
Net assets	$5,945,566
Capital shares outstanding	124,901
Net asset value per share	$47.60

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$1,425,891
Interest	15,605
Total investment income	1,441,496

Expenses:
Management fees	429,108
Distribution and service fees:
A-Class	148,312
C-Class	33,631
P-Class	311
Transfer agent/maintenance fees:
A-Class	35,931
C-Class	3,531
P-Class	425
Institutional Class	1,747
Registration fees	65,029
Fund accounting/administration fees	52,814
Printing expenses	51,441
Trustees’ fees*	8,201
Custodian fees	3,958
Line of credit fees	580
Miscellaneous	46,060
Recoupment of previously waived fees:
A-Class	406
C-Class	29
Total expenses	881,514
Less:
Expenses reimbursed by Adviser:
A-Class	(36,002)
C-Class	(3,555)
P-Class	(423)
Institutional Class	(1,568)
Expenses waived by Adviser	(62,880)
Total waived/reimbursed expenses	(104,428)
Net expenses	777,086
Net investment income	664,410

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,673,389
Net realized gain	3,673,389
Net change in unrealized appreciation (depreciation) on:
Investments	2,449,400
Net change in unrealized appreciation (depreciation)	2,449,400
Net realized and unrealized gain	6,122,789
Net increase in net assets resulting from operations	$6,787,199

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$664,410	$515,155
Net realized gain on investments	3,673,389	5,373,662
Net change in unrealized appreciation (depreciation) on investments	2,449,400	4,482,466
Net increase in net assets resulting from operations	6,787,199	10,371,283

Distributions to Shareholders:
A-Class	(4,834,379)	(2,678,840)[1]
C-Class	(270,772)	(152,646)[1]
P-Class	(13,541)	(6,157)[1]
Institutional Class	(138,868)	(4,246)[1]
Total distributions to shareholders	(5,257,560)	(2,841,889)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,355,403	6,416,240
C-Class	245,690	878,834
P-Class	72,298	38,483
Institutional Class	6,251,039	2,658,884
Distributions reinvested
A-Class	4,749,467	2,617,497
C-Class	268,713	151,423
P-Class	13,541	6,157
Institutional Class	138,868	4,245
Cost of shares redeemed
A-Class	(16,074,401)	(11,197,321)
C-Class	(1,394,173)	(1,032,598)
P-Class	(99,917)	(25,961)
Institutional Class	(2,419,628)	(1,150,836)
Net decrease from capital share transactions	(1,893,100)	(634,953)
Net increase (decrease) in net assets	(363,461)	6,894,441

Net assets:
Beginning of year	65,456,789	58,562,348
End of year	$65,093,328	$65,456,789

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	133,690	147,814
C-Class	5,729	21,698
P-Class	1,564	871
Institutional Class	137,565	60,669
Shares issued from reinvestment of distributions
A-Class	102,359	61,879
C-Class	6,287	3,857
P-Class	292	146
Institutional Class	3,028	101
Shares redeemed
A-Class	(344,514)	(252,786)
C-Class	(32,179)	(25,122)
P-Class	(2,155)	(586)
Institutional Class	(51,806)	(25,603)
Net decrease in shares	(40,140)	(7,062)

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 9):

Net investment income
A-Class	$(784,293)
C-Class	(25,737)
P-Class	(1,769)
Institutional Class	(1,859)

Net realized gains
A-Class	$(1,894,547)
C-Class	(126,909)
P-Class	(4,388)
Institutional Class	(2,387)

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$46.96	$41.78	$39.11	$43.80	$38.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.37	.58	.36	.30
Net gain (loss) on investments (realized and unrealized)	4.46	6.80	5.23	(3.36)	5.51
Total from investment operations	4.94	7.17	5.81	(3.00)	5.81
Less distributions from:
Net investment income	(.51)	(.58)	(.37)	(.35)	(.29)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.82)	(1.99)	(3.14)	(1.69)	(.29)
Net asset value, end of period	$48.08	$46.96	$41.78	$39.11	$43.80

Total Return[b]	10.82%	17.68%	15.69%	(7.19%)	15.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$56,369	$60,157	$55,325	$45,318	$60,281
Ratios to average net assets:
Net investment income (loss)	1.03%	0.83%	1.48%	0.85%	0.72%
Total expenses[d]	1.31%	1.30%	1.34%	1.35%	1.48%
Net expenses[c,e,g]	1.15%	1.17%	1.17%	1.16%	1.17%
Portfolio turnover rate	24%	40%	56%	60%	40%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$43.29	$38.68	$36.38	$40.91	$35.86
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.03	.27	.04	(.02)
Net gain (loss) on investments (realized and unrealized)	4.09	6.28	4.87	(3.13)	5.16
Total from investment operations	4.21	6.31	5.14	(3.09)	5.14
Less distributions from:
Net investment income	(.16)	(.29)	(.07)	(.10)	(.09)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.47)	(1.70)	(2.84)	(1.44)	(.09)
Net asset value, end of period	$44.03	$43.29	$38.68	$36.38	$40.91

Total Return[b]	9.97%	16.74%	14.87%	(7.89%)	14.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,632	$3,461	$3,075	$3,345	$3,963
Ratios to average net assets:
Net investment income (loss)	0.28%	0.08%	0.75%	0.10%	(0.04%)
Total expenses[d]	2.10%	2.09%	2.18%	2.16%	2.33%
Net expenses[c,e,g]	1.90%	1.92%	1.92%	1.91%	1.92%
Portfolio turnover rate	24%	40%	56%	60%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$46.91	$41.74	$39.13	$43.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.37	1.40	.22
Net gain (loss) on investments (realized and unrealized)	4.44	6.78	4.44	(4.73)
Total from investment operations	4.93	7.15	5.84	(4.51)
Less distributions from:
Net investment income	(.53)	(.57)	(.46)	—
Net realized gains	(3.31)	(1.41)	(2.77)	—
Total distributions	(3.84)	(1.98)	(3.23)	—
Net asset value, end of period	$48.00	$46.91	$41.74	$39.13

Total Return	10.80%	17.63%	15.83%	(10.38%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$147	$158	$123	$9
Ratios to average net assets:
Net investment income (loss)	1.03%	0.83%	3.61%	1.21%
Total expenses[d]	1.59%	1.69%	1.41%	3.29%
Net expenses[c,e,g]	1.15%	1.17%	1.17%	1.16%
Portfolio turnover rate	24%	40%	56%	60%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$46.56	$41.84	$39.17	$43.87	$38.32
Income (loss) from investment operations:
Net investment income (loss)[a]	.64	.51	.83	.47	.40
Net gain (loss) on investments (realized and unrealized)	4.35	6.72	5.10	(3.37)	5.51
Total from investment operations	4.99	7.23	5.93	(2.90)	5.91
Less distributions from:
Net investment income	(.64)	(1.10)	(.49)	(.46)	(.36)
Net realized gains	(3.31)	(1.41)	(2.77)	(1.34)	—
Total distributions	(3.95)	(2.51)	(3.26)	(1.80)	(.36)
Net asset value, end of period	$47.60	$46.56	$41.84	$39.17	$43.87

Total Return	11.04%	17.96%	15.98%	(6.97%)	15.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,946	$1,681	$40	$2,544	$3,339
Ratios to average net assets:
Net investment income (loss)	1.39%	1.13%	2.13%	1.09%	0.96%
Total expenses[d]	1.00%	1.07%	1.04%	0.98%	1.08%
Net expenses[c,e,g]	0.90%	0.92%	0.92%	0.91%	0.92%
Portfolio turnover rate	24%	40%	56%	60%	40%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	—	0.00%*
Institutional Class	—	0.02%

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.15%	1.15%	1.15%	1.15%	1.15%
C-Class	1.90%	1.90%	1.90%	1.90%	1.90%
P-Class	1.15%	1.15%	1.15%	1.15%	—
Institutional Class	0.90%	0.90%	0.90%	0.90%	0.90%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim Market Neutral Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager, and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2018.

For the fiscal year ended September 30, 2018, Guggenheim Market Neutral Real Estate Fund returned 0.13%1, compared with the 1.59% return of its benchmark, the ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index.

Investment Approach

The Fund seeks to generate high risk-adjusted absolute returns with minimal market exposure and minimal correlation with other major asset classes. The Fund primarily utilizes a pair-trading strategy to exploit relative value opportunities among publicly traded real estate equities. The portfolio will typically maintain long exposure of 90-100% of net assets and short exposure of 90-100% of net assets under normal conditions, with minimal net market exposure.

The strategy utilizes a relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

REITs experienced a difficult start to the year with a 12% correction through February. While the S&P 500 Index also suffered a correction earlier in the year, the underperformance of REITs vs. the S&P 500 continued to grow. In fact, REITs have trailed the S&P 500 Index by 45% from mid-2016 through September 2018. The underperformance is largely explained by sharply diverging growth trends, with S&P 500 earnings accelerating and REIT earnings growth decelerating since 2016. Improved investor sentiment and the broad rally in risk assets helped both the broad market and REITs stage a sharp recovery through the summer. For the fiscal year, the FTSE NAREIT Equity REITs Index delivered a total return of 3.35% compared to 17.91% for the S&P 500 Index.

The best-performing REIT sectors during the fiscal year were manufactured housing (+20.07%), lodging (+15.42%), and regional malls (+12.28%). Manufactured housing continues to benefit from steady demand, with little new supply on the horizon. Regional malls rallied from severely oversold levels, as the pace of retail store closures slowed considerably from 2017’s elevated pace and as retail sentiment improved over the course of the year. Hotels rallied on optimism for potential demand acceleration from a strong economy despite actual growth rates remaining lackluster. The worst-performing sectors were healthcare (-1.14%), data centers (-0.82%), and office REITs (+0.31%). Senior housing property fundamentals suffered due to elevated new construction deliveries, which pressured occupancy rates. Data centers continued to benefit from strong secular demand growth but lagged, nevertheless, relative to many out-of-favor sectors that enjoyed particularly strong recoveries through the summer of 2018. Office REIT fundamentals were steady with the exception of those focused in New York, where pockets of new construction weighed on rent growth. Office REITs remain out of favor due to pedestrian earnings growth rates and high capital expenditures requirements.

CRE fundamentals remained healthy at fiscal year-end although we are clearly in the latter innings of the CRE cycle. Fundamentals such as rent growth, occupancy rates, and valuation multiples have moderated from cyclical peak levels. Capital markets conditions remain robust with ample equity and debt capital earmarked for CRE. Given the steady rise in interest rates, however, the cost of capital has steadily increased, but has not yet had a noticeable impact on private real estate valuation. The supply picture remains healthy with overall construction levels below historical average levels. Pockets of concern in certain areas of the CRE market such as senior housing and self storage have weighed on their fundamentals, but the overall market has a balanced supply and demand picture.

Performance Review

The Fund underperformed its benchmark for the fiscal year ended September 30, 2018. Since inception (February 26, 2016), the Fund has outperformed the benchmark index, with a return of 2.32% compared with 0.95% for the benchmark.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

The Fund generated broad-based positive attribution across most subsectors. Strong stock selection along with favorable sector allocation biases supported returns. The leading contributors were long positions in timber REITs that benefitted from a sharp rally in lumber prices, and a short position in a mortgage REIT that suffered from company-specific woes. Similarly, the Fund posted strong gains on short positions in the office and net lease sectors that fell sharply on dividend cuts or restructurings. Poor stock selection within the lodging, real estate brokerage, and gaming sectors were the primary negative performance contributors.

The Fund utilizes total return swaps for hedging purposes by gaining short exposure to individual equity REIT securities. Derivative exposure performed as expected.

Strategy

The Fund maintained 88.50% long exposure and 88.29% short exposure resulting in minimal exposure to equity REITs or the broad market during the year. Current exposure levels are lower than typical levels with long and short exposure levels in the mid-70% range. This was due to recent profit-taking on certain paired trades and de-risking given recent market volatility. This should be temporary, however, as the Fund will seek to redeploy capital into newly identified relative value opportunities. Portfolio construction remains defensively positioned against moderating CRE fundamentals. Key sector overweights at period end include residential, wireless tower, and timber REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are real estate brokerage, lodging, and strip retail REITs.

Outlook

The overall Fund’s market exposure and the underlying positioning within the underlying sleeves remain defensively positioned against a continued trend of moderating fundamentals and rising interest rates. Property values will likely see mixed trends as underlying property cash flow growth may be offset by rising capitalization rates (lower valuation multiples) to varying degrees, depending on property type and geography. Despite the moderation in CRE fundamentals, REITs will likely continue to deliver solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

While we remain cautious on current absolute valuations and the maturity of this cycle, we believe that REITs present an attractive setup on a relative basis. Again, REIT total returns lagged the S&P 500 by 45% since mid-2016, driven by slowing REIT earnings growth and accelerating S&P 500 earnings growth. Looking forward to 2019, that trend is expected to reverse, with the pace of earnings growth expected to accelerate for REITs while S&P 500 earnings growth is expected to slow down significantly from this year’s lofty levels. In fact, it appears that REIT earnings growth rates may have already bottomed in early 2018. An increasing number of REIT management teams are now expecting growth to accelerate heading into 2019 as their portfolios will begin facing easier comps. Across several property types, new construction deliveries are poised to decline, occupancy levels may have bottomed, and the pace of retailer bankruptcies has slowed.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MARKET NEUTRAL REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation, while limiting exposure to general stock market risk.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	February 26, 2016
C-Class	February 26, 2016
P-Class	February 26, 2016
Institutional Class	February 26, 2016

Ten Largest Holdings (% of Total Net Assets)
Equinix, Inc.	4.9%
MGM Growth Properties LLC — Class A	4.0%
Sun Communities, Inc.	3.3%
Apartment Investment & Management Co. — Class A	3.0%
Rexford Industrial Realty, Inc.	2.9%
Crown Castle International Corp.	2.9%
Regency Centers Corp.	2.8%
American Tower Corp. — Class A	2.8%
Blackstone Mortgage Trust, Inc. — Class A	2.8%
Equity LifeStyle Properties, Inc.	2.6%
Top Ten Total	32.0%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	Since Inception (02/26/16)
A-Class Shares	0.13%	2.32%
A-Class Shares with sales charge‡	(4.62%)	0.42%
C-Class Shares	(0.59%)	1.58%
C-Class Shares with CDSC§	(1.53%)	1.58%
P-Class Shares	0.09%	2.29%
Institutional Class Shares	0.36%	2.56%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.95%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class, and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS	September 30, 2018
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 68.5%

REITs - 67.5%
REITs-Diversified - 14.4%
Equinix, Inc.[1]	922	$399,125
Crown Castle International Corp.[1]	2,131	237,244
American Tower Corp. — Class A1	1,601	232,625
CoreCivic, Inc.	6,771	164,738
GEO Group, Inc.	5,991	150,734
Total REITs-Diversified		1,184,466

REITs-Hotels - 7.7%
MGM Growth Properties LLC — Class A	11,024	325,098
Apple Hospitality REIT, Inc.	8,704	152,233
Sunstone Hotel Investors, Inc.	9,251	151,346
Total REITs-Hotels		628,677

REITs-Warehouse/Industries - 7.2%
Rexford Industrial Realty, Inc.	7,535	240,819
Liberty Property Trust	4,564	192,829
EastGroup Properties, Inc.	1,616	154,522
Total REITs-Warehouse/Industries		588,170

REITs-Apartments - 6.8%
Apartment Investment & Management Co. — Class A	5,645	249,114
Equity Residential	2,332	154,518
American Homes 4 Rent — Class A	6,976	152,705
Total REITs-Apartments		556,337

REITs-Office Property - 6.6%
Corporate Office Properties Trust	6,796	202,725
Alexandria Real Estate Equities, Inc.[1]	1,437	180,760
JBG SMITH Properties	4,241	156,196
Total REITs-Office Property		539,681

REITs-Manufactured Homes - 5.9%
Sun Communities, Inc.	2,650	269,081
Equity LifeStyle Properties, Inc.	2,202	212,383
Total REITs-Manufactured Homes		481,464

REITs-Regional Malls - 5.8%
Macerich Co.	3,484	192,630
Simon Property Group, Inc.	902	159,428
Taubman Centers, Inc.	2,058	123,130
Total REITs-Regional Malls		475,188

REITs-Health Care - 5.5%
HCP, Inc.[1]	5,922	155,867
Healthcare Trust of America, Inc. — Class A	5,553	148,099
Ventas, Inc.	2,644	143,781
Total REITs-Health Care		447,747

REITs-Shopping Centers - 2.8%
Regency Centers Corp.[1]	3,602	232,941

REITs-Mortgage - 2.8%
Blackstone Mortgage Trust, Inc. — Class A	6,856	229,745

REITs-Single Tenant - 2.0%
STORE Capital Corp.	5,844	162,405
Total REITs		5,526,821

Lodging - 1.0%
Casino Hotels - 1.0%
Las Vegas Sands Corp.	1,288	76,417

Total Common Stocks
(Cost $5,435,498)		5,603,238

MONEY MARKET FUND† - 30.4%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Class 1.91%[2]	2,490,747	2,490,747
Total Money Market Fund
(Cost $2,490,747)		2,490,747

Total Investments - 98.9%
(Cost $7,926,245)		$8,093,985
Other Assets & Liabilities, net - 1.1%		93,502
Total Net Assets - 100.0%		$8,187,487

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Market Neutral Real Estate Portfolio Short Custom Basket Swap[3]	(1.41)%	At Maturity	07/22/19	$5,563,950	$84,218

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
MARKET NEUTRAL REAL ESTATE FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

CUSTOM BASKET OF SHORT SECURITIES[3]
iShares U.S. Real Estate ETF	(23,573)	44.0%	$37,130
Senior Housing Properties Trust	(17,577)	27.7%	23,311
VEREIT, Inc.	(25,213)	27.0%	22,731
Piedmont Office Realty Trust, Inc. — Class A	(10,107)	19.2%	16,168
Brandywine Realty Trust	(14,351)	15.1%	12,680
Washington Prime Group, Inc.	(21,305)	14.8%	12,508
iShares U.S. Home Construction ETF	(6,358)	14.4%	12,122
Public Storage	(751)	7.9%	6,620
CBRE Group, Inc. — Class A*	(1,614)	7.5%	6,312
Kimco Realty Corp.	(11,162)	5.9%	4,946
American Assets Trust, Inc.	(5,159)	2.6%	2,162
Tanger Factory Outlet Centers, Inc.	(6,863)	1.5%	1,304
PS Business Parks, Inc.	(1,887)	0.7%	611
Douglas Emmett, Inc.	(4,335)	(0.7%)	(592)
STAG Industrial, Inc.	(2,817)	(2.3%)	(1,960)
Chesapeake Lodging Trust	(5,669)	(3.1%)	(2,621)
Global Net Lease, Inc.	(12,390)	(6.8%)	(5,702)
UDR, Inc.	(4,302)	(13.6%)	(11,454)
Americold Realty Trust	(4,790)	(16.7%)	(14,051)
Hospitality Properties Trust	(8,036)	(22.4%)	(18,867)
Hersha Hospitality Trust	(8,093)	(22.7%)	(19,140)
Total Custom Basket of Short Securities			$84,218

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as equity index swap collateral at September 30, 2018.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$5,603,238	$—	$—	$5,603,238
Money Market Fund	2,490,747	—	—	2,490,747
Custom Basket Swap Agreements**	—	84,218	—	84,218
Total Assets	$8,093,985	$84,218	$—	$8,178,203

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

MARKET NEUTRAL REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $7,926,245)	$8,093,985
Cash	495
Unrealized appreciation on swap agreements	84,218
Prepaid expenses	28,659
Receivables:
Dividends	29,831
Investment adviser	13,296
Interest	2,943
Total assets	8,253,427

Liabilities:
Payable for:
Professional fees	34,395
Swap settlement	20,205
Transfer agent/maintenance fees	4,271
Trustees’ fees*	774
Distribution and service fees	627
Miscellaneous	5,668
Total liabilities	65,940
Net assets	$8,187,487

Net assets consist of:
Paid in capital	$7,801,197
Total distributable earnings (loss)	386,290
Net assets	$8,187,487

A-Class:
Net assets	$2,482,348
Capital shares outstanding	98,668
Net asset value per share	$25.16
Maximum offering price per share (Net asset value divided by 95.25%)	$26.41

C-Class:
Net assets	$134,490
Capital shares outstanding	5,451
Net asset value per share	$24.67

P-Class:
Net assets	$487,871
Capital shares outstanding	19,406
Net asset value per share	$25.14

Institutional Class:
Net assets	$5,082,778
Capital shares outstanding	200,769
Net asset value per share	$25.32

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$165,354
Interest	11,507
Total investment income	176,861

Expenses:
Management fees	68,166
Distribution and service fees:
A-Class	1,030
C-Class	1,222
P-Class	1,265
Transfer agent/maintenance fees:
A-Class	2,256
C-Class	601
P-Class	2,553
Institutional Class	20,299
Registration fees	69,469
Professional fees	59,613
Fund accounting/administration fees	24,999
Trustees’ fees*	15,327
Custodian fees	3,848
Line of credit fees	133
Miscellaneous	18,583
Total expenses	289,364
Less:
Expenses reimbursed by Adviser:
A-Class	(9,332)
C-Class	(2,735)
P-Class	(11,076)
Institutional Class	(108,281)
Expenses waived by Adviser	(67,757)
Total waived/reimbursed expenses	(199,181)
Net expenses	90,183
Net investment income	86,678

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	474,436
Swap agreements	(417,252)
Securities sold short	(252)
Net realized gain	56,932
Net change in unrealized appreciation (depreciation) on:
Investments	(246,310)
Swap agreements	126,033
Net change in unrealized appreciation (depreciation)	(120,277)
Net realized and unrealized loss	(63,345)
Net increase in net assets resulting from operations	$23,333

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$86,678	$27,490
Net realized gain on investments	56,932	24,187
Net change in unrealized appreciation (depreciation) on investments	(120,277)	365,882
Net increase in net assets resulting from operations	23,333	417,559

Distributions to Shareholders:
A-Class	(5,777)	—
C-Class	(5,619)	—
P-Class	(17,831)	—
Institutional Class	(264,679)	—
Total distributions to shareholders	(293,906)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	2,387,527	784
C-Class	31,922	36,949
P-Class	420,704	193,721
Institutional Class	120,194	—
Distributions reinvested
A-Class	5,777	—
C-Class	5,619	—
P-Class	17,831	—
Institutional Class	264,679	—
Cost of shares redeemed
A-Class	(40,735)	—
C-Class	(38,217)	—
P-Class	(238,079)	(3,606)
Institutional Class	(49,845)	—
Net increase from capital share transactions	2,887,377	227,848
Net increase in net assets	2,616,804	645,407

Net assets:
Beginning of year	5,570,683	4,925,276
End of year	$8,187,487	$5,570,683

Capital share activity:
Shares sold
A-Class	95,960	30
C-Class	1,230	1,459
P-Class	15,930	7,329
Institutional Class	4,477	—
Shares issued from reinvestment of distributions
A-Class	225	—
C-Class	221	—
P-Class	693	—
Institutional Class	10,239	—
Shares redeemed
A-Class	(1,629)	—
C-Class	(1,459)	—
P-Class	(9,466)	(139)
Institutional Class	(1,947)	—
Net increase in shares	114,474	8,679

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.47	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.50	.08	.24
Net gain (loss) on investments (realized and unrealized)	(.41)	1.94	(.79)
Total from investment operations	.09	2.02	(.55)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.16	$26.47	$24.45

Total Return[e]	0.13%	8.38%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,482	$109	$100
Ratios to average net assets:
Net investment income (loss)	2.00%	0.31%	1.66%
Total expenses	5.01%	4.88%	3.74%
Net expenses[c,d,f]	1.65%	1.65%	1.64%
Portfolio turnover rate	216%	145%	135%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.16	$24.35	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.12	(.11)	.12
Net gain (loss) on investments (realized and unrealized)	(.21)	1.92	(.77)
Total from investment operations	(.09)	1.81	(.65)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$24.67	$26.16	$24.35

Total Return[e]	(0.59%)	7.56%	(2.60%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$134	$143	$97
Ratios to average net assets:
Net investment income (loss)	0.47%	(0.52%)	0.93%
Total expenses	5.72%	5.70%	4.47%
Net expenses[c,d,f]	2.38%	2.40%	2.38%
Portfolio turnover rate	216%	145%	135%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.48	$24.45	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.16	.26
Net gain (loss) on investments (realized and unrealized)	(.27)	1.87	(.81)
Total from investment operations	.06	2.03	(.55)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.14	$26.48	$24.45

Total Return	0.09%	8.34%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$488	$324	$124
Ratios to average net assets:
Net investment income (loss)	1.26%	0.52%	1.64%
Total expenses	4.93%	5.18%	3.65%
Net expenses[c,d,f]	1.65%	1.65%	1.66%
Portfolio turnover rate	216%	145%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

MARKET NEUTRAL REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$26.57	$24.49	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.36	.14	.28
Net gain (loss) on investments (realized and unrealized)	(.21)	1.94	(.79)
Total from investment operations	.15	2.08	(.51)
Less distributions from:
Net realized gains	(1.40)	—	—
Total distributions	(1.40)	—	—
Net asset value, end of period	$25.32	$26.57	$24.49

Total Return	0.36%	8.62%	(2.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,083	$4,995	$4,604
Ratios to average net assets:
Net investment income (loss)	1.39%	0.55%	1.92%
Total expenses	4.59%	4.52%	3.41%
Net expenses[c,d,f]	1.40%	1.40%	1.39%
Portfolio turnover rate	216%	145%	135%

[a]	Since commencement of operations: February 26, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.22%
C-Class	—	0.22%
P-Class	—	0.16%
Institutional Class	—	0.18%

[e]	Total return does not reflect the impact of any applicable sales charges.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16
A-Class	1.65%	1.63%	1.63%
C-Class	2.37%	2.37%	2.37%
P-Class	1.65%	1.63%	1.65%
Institutional Class	1.40%	1.38%	1.38%

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim Risk Managed Real Estate Fund (the “Fund”) is managed by a team of seasoned professionals, including Jayson Flowers, Senior Managing Director and Portfolio Manager, and Thomas Youn, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2018.

For the fiscal year ended September 30, 2018, Guggenheim Risk Managed Real Estate Fund returned 2.70%1, compared with the 3.35% return of its benchmark, the FTSE NAREIT EQUITY REITs Total Return Index.

Investment Approach

Our investment framework follows a differentiated approach to REIT investing that seeks to both outperform the REIT index and to actively mitigate volatility and drawdown risk. To accomplish this, the strategy combines a traditional long-only REIT strategy, a market-neutral long/short REIT strategy, and a framework for actively modulating the Fund’s overall market exposure. The Fund will typically maintain an average market exposure, or beta to the REIT index, of approximately 0.90 by targeting an average long-only sleeve allocation of 90% and long/short sleeve allocation of 40%. The targeted sleeve weights are adjusted monthly to effectively modulate the Fund’s overall market exposure as warranted by market conditions.

The underlying long-only and long/short sleeves are managed independently within the Fund using a fundamental, relative value framework that is specialized for the real estate sector. Top-down views on the private commercial real estate (“CRE”) and public REIT markets are formulated to drive sector allocation decisions. Individual securities are evaluated and selected on a bottom-up basis using fundamental analysis and due diligence.

Market Review

REITs experienced a difficult start to the year with a 12% correction through February. While the S&P 500 Index also suffered a correction earlier in the year, the underperformance of REITs vs. the S&P 500 continued to grow. In fact, REITs have trailed the S&P 500 Index by 45% from mid-2016 through September 2018. The underperformance is largely explained by sharply diverging growth trends, with S&P 500 earnings accelerating and REIT earnings growth decelerating since 2016. Improved investor sentiment and the broad rally in risk assets helped both the broad market and REITs stage a sharp recovery through the summer. For the fiscal year, the FNRE Index delivered a total return of 3.35% compared to 17.91% for the S&P 500 Index.

The best-performing REIT sectors during the fiscal year were manufactured housing (+20.07%), lodging (+15.42%), and regional malls (+12.28%). Manufactured housing continues to benefit from steady demand, with little new supply on the horizon. Regional malls rallied from severely oversold levels, as the pace of retail store closures slowed considerably from 2017’s elevated pace and as retail sentiment improved over the course of the year. Hotels rallied on optimism for potential demand acceleration from a strong economy despite actual growth rates remaining lackluster. The worst-performing sectors were healthcare (-1.14%), data centers (-0.82%), and office REITs (0.31%). Senior housing property fundamentals suffered due to elevated new construction deliveries, which pressured occupancy rates. Data centers continued to benefit from strong secular demand growth but lagged, nevertheless, relative to many out-of-favor sectors that enjoyed particularly strong recoveries through the summer of 2018. Office REIT fundamentals were steady with exception of those focused in New York, where pockets of new construction weighed on rent growth. Office REITs remain out of favor due to pedestrian earnings growth rates and high capital expenditures requirements.

CRE fundamentals remained healthy at fiscal year-end although we are clearly in the latter innings of the CRE cycle. Fundamentals such as rent growth, occupancy rates, and valuation multiples have moderated from cyclical peak levels. Capital markets conditions remain robust with ample equity and debt capital earmarked for CRE. Given the steady rise in interest rates, however, the cost of capital has steadily increased, but has not yet had a noticeable impact on private real estate valuation. The supply picture remains healthy with overall construction levels below historical average levels. Pockets of concern in certain areas of the CRE market such as senior housing and self storage have weighed on their fundamentals, but the overall market has a balanced supply and demand picture.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

Performance Review

The Fund underperformed its benchmark for the fiscal year ended September 30, 2018 by 0.65%, with a return of 2.70% compared to 3.35% for the benchmark. Inception-to-date, the Fund has outperformed the benchmark index by 1.54% annually, net of fees, with an annualized gain of 9.81% compared to 8.27% for the index. Consistent with the Fund’s objective, the Fund has also managed risk with a 20.33% reduction in annualized daily volatility during the fiscal year.

The Fund’s underperformance was primarily driven by the Fund’s defensive market exposure, which dragged on returns versus the benchmark. The Fund maintained an average long-only sleeve weight of 87% and a long/short sleeve weight of 41% during the fiscal year. The less-than-full market exposure level resulted in a 0.42% drag on relative performance given the benchmark’s 3.35% gain. The long-only sleeve outperformed the benchmark index modestly, contributing 0.91% to relative performance. Finally, the long/short sleeve generated positive returns that contributed 0.12% to relative performance. Net of fees, the Fund underperformed the benchmark by 0.65%.

The Fund utilizes total return swaps to gain exposure to individual equity REIT securities and to obtain leverage. During the year, the Fund maintained an approximate 30% allocation to the market - neutral long/short sleeve using total return swaps. Derivative exposure performed as expected.

Strategy

The Fund finished the year with a market exposure level of 89% range, which is roughly neutral for the strategy. Portfolio construction at the underlying sleeve level for the long-only and long/short strategies has remained defensively positioned against moderating CRE fundamentals since late 2015. Key sector overweights at period-end include manufactured housing, residential, data center, and wireless tower REITs. We believe these sectors present attractive growth prospects relative to current valuations and will prove defensive in the event of a downshift in economic growth. Key sector underweights are lodging, office, strip retail, and specialty REITs. The sector underweights largely reflect unattractive relative valuations for lodging and office REITs, e-commerce concerns for strip retail and supply concerns for self-storage REITs.

Outlook

The overall Fund’s market exposure and the underlying positioning within the underlying sleeves remain defensively positioned against a continued trend of moderating fundamentals and rising interest rates. Property values will likely see mixed trends as underlying property cash flow growth may be offset by rising capitalization rates (lower valuation multiples) to varying degrees, depending on property type and geography. Despite the moderation in CRE fundamentals, REITs will likely continue to deliver solid earnings and dividend growth over the coming year, an attractive dividend yield relative to other asset classes, and potential inflation protection through underlying rent growth.

While we remain cautious on current absolute valuations and the maturity of this cycle, we believe that REITs present an attractive setup on a relative basis. Again, REIT total returns lagged the S&P 500 by 45% since mid-2016, driven by slowing REIT earnings growth and accelerating S&P 500 earnings growth.

Looking forward to 2019, that trend is expected to reverse, with the pace of earnings growth expected to accelerate for REITs while S&P 500 earnings growth is expected to slow down significantly from this year’s lofty levels. In fact, it appears that REIT earnings growth rates may have already bottomed in early 2018. An increasing number of REIT management teams are now expecting growth to accelerate heading into 2019 as their portfolios will begin facing easier comps. Across several property types, new construction deliveries are poised to decline, occupancy levels may have bottomed, and the pace of retailer bankruptcies has slowed.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

RISK MANAGED REAL ESTATE FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 28, 2014
C-Class	March 28, 2014
P-Class	May 1, 2015
Institutional Class	March 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Simon Property Group, Inc.	6.7%
Equinix, Inc.	5.4%
Prologis, Inc.	3.6%
Equity Residential	3.6%
AvalonBay Communities, Inc.	3.0%
Public Storage	2.9%
Welltower, Inc.	2.7%
Sun Communities, Inc.	2.7%
Ventas, Inc.	2.6%
Realty Income Corp.	2.6%
Top Ten Total	35.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	Since Inception (03/28/14)
A-Class Shares	2.70%	9.81%
A-Class Shares with sales charge‡	(2.18%)	8.63%
C-Class Shares	1.93%	8.98%
C-Class Shares with CDSC§	0.96%	8.98%
Institutional Class Shares	2.98%	10.13%
FTSE NAREIT EQUITY REITs Total Return Index	3.35%	8.27%

	1 Year	Since Inception (05/01/15)
P-Class Shares	2.68%	6.05%
FTSE NAREIT EQUITY REITs Total Return Index	3.35%	5.54%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The FTSE NAREIT EQUITY REITs Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
RISK MANAGED REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 95.1%

REITs - 95.0%
REITs-Diversified – 15.9%
Equinix, Inc.	21,398	$9,262,979
Digital Realty Trust, Inc.	36,698	4,127,791
Gaming and Leisure Properties, Inc.	96,353	3,396,443
Crown Castle International Corp.	19,225	2,140,319
American Tower Corp. — Class A	14,457	2,100,602
CoreCivic, Inc.	68,040	1,655,413
GEO Group, Inc.	64,408	1,620,505
Vornado Realty Trust	20,667	1,508,691
Duke Realty Corp.	35,902	1,018,540
Cousins Properties, Inc.	76,022	675,836
Total REITs-Diversified		27,507,119

REITs-Apartments - 14.9%
Equity Residential	93,045	6,165,162
AvalonBay Communities, Inc.[1]	28,970	5,247,916
Apartment Investment & Management Co. — Class A	74,769	3,299,556
Essex Property Trust, Inc.	13,074	3,225,487
American Homes 4 Rent — Class A	95,759	2,096,165
Mid-America Apartment Communities, Inc.	16,082	1,611,095
Camden Property Trust	15,749	1,473,634
UDR, Inc.	35,918	1,452,165
Invitation Homes, Inc.	52,337	1,199,041
Total REITs-Apartments		25,770,221

REITs-Health Care - 10.2%
Welltower, Inc.	73,055	4,698,898
Ventas, Inc.	82,578	4,490,592
HCP, Inc.	153,858	4,049,543
Healthcare Trust of America, Inc. — Class A	93,667	2,498,099
Healthcare Realty Trust, Inc.	64,134	1,876,561
Total REITs-Health Care		17,613,693

REITs-Warehouse/Industries - 9.9%
Prologis, Inc.	92,852	6,294,436
EastGroup Properties, Inc.	31,972	3,057,163
Rexford Industrial Realty, Inc.	91,484	2,923,829
Liberty Property Trust	61,054	2,579,532
CyrusOne, Inc.	36,294	2,301,040
Total REITs-Warehouse/Industries		17,156,000

REITs-Office Property - 9.6%
Alexandria Real Estate Equities, Inc.	33,361	4,196,480
Corporate Office Properties Trust	101,011	3,013,158
Boston Properties, Inc.[1]	21,913	2,697,271
JBG SMITH Properties	56,191	2,069,515
Kilroy Realty Corp.	16,961	1,215,934
Douglas Emmett, Inc.	28,774	1,085,355
Hudson Pacific Properties, Inc.	28,013	916,585
Highwoods Properties, Inc.	18,207	860,463
SL Green Realty Corp.	5,568	543,047
Total REITs-Office Property		16,597,808

REITs-Regional Malls - 9.0%
Simon Property Group, Inc.	65,272	11,536,825
Taubman Centers, Inc.	39,798	2,381,114
Macerich Co.	31,770	1,756,563
Total REITs-Regional Malls		15,674,502

REITs-Hotels - 5.9%
MGM Growth Properties LLC — Class A	97,929	2,887,926
Sunstone Hotel Investors, Inc.	170,234	2,785,028
Apple Hospitality REIT, Inc.	98,272	1,718,777
Host Hotels & Resorts, Inc.	71,944	1,518,018
Pebblebrook Hotel Trust	33,885	1,232,397
Total REITs-Hotels		10,142,146

REITs-Storage - 5.2%
Public Storage	26,656	5,374,649
Extra Space Storage, Inc.	22,083	1,913,271
National Storage Affiliates Trust	34,833	886,152
Life Storage, Inc.	8,087	769,559
Total REITs-Storage		8,943,631

REITs-Manufactured Homes - 4.9%
Sun Communities, Inc.	46,143	4,685,360
Equity LifeStyle Properties, Inc.[1]	40,315	3,888,382
Total REITs-Manufactured Homes		8,573,742

REITs-Shopping Centers – 4.6%
Regency Centers Corp.	53,899	3,485,648
Federal Realty Investment Trust	18,983	2,400,780
Retail Properties of America, Inc. – Class A	97,594	1,189,671
Brixmor Property Group, Inc.	51,080	894,411
Total REITs-Shopping Centers		7,970,510

REITs-Single Tenant – 4.6%
Realty Income Corp.	77,595	4,414,380
STORE Capital Corp.	99,415	2,762,743
Spirit Realty Capital, Inc.	94,668	763,024
Total REITs-Single Tenant		7,940,147

REITs-Mortgage - 0.3%
Blackstone Mortgage Trust, Inc. — Class A	15,177	508,581
Total REITs		164,398,100

Lodging - 0.1%
Casino Hotels - 0.1%
Las Vegas Sands Corp.	2,825	167,607

Total Common Stocks
(Cost $156,984,935)		164,565,707

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
RISK MANAGED REAL ESTATE FUND

	Shares	Value

MONEY MARKET FUND† - 5.5%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 1.91%[2]	9,552,225	$9,552,225
Total Money Market Fund
(Cost $9,552,225)		9,552,225

Total Investments - 99.8%
(Cost $166,537,160)		174,117,932

COMMON STOCKS SOLD SHORT† - (4.4)%

Real Estate -(0.1)%
Real Estate Management/Services - (0.1)%
CBRE Group, Inc. — Class A*	(3,579)	(157,834)

REITs – (4.3)%
REITs-STORAGE - (0.2)%
Public Storage	(1,647)	(332,085)

reits-apartments - (0.2)%
UDR, Inc.	(9,427)	(381,134)

REITs-Shopping Centers - (0.2)%
Kimco Realty Corp.	(24,478)	(409,762)

REITs-Warehouse/Industries - (0.2)%
STAG Industrial, Inc.	(6,084)	(167,310)
Americold Realty Trust	(10,475)	(262,085)
Total REITs-Warehouse/Industries		(429,395)

REITs-Regional Malls - (0.4)%
Washington Prime Group, Inc.	(45,542)	(332,457)
Tanger Factory Outlet Centers, Inc.	(14,941)	(341,850)
Total REITs-Regional Malls		(674,307)

REITs-Health Care - (0.4)%
Senior Housing Properties Trust	(38,712)	(679,783)

REITs-Hotels - (0.8)%
Chesapeake Lodging Trust	(12,564)	(402,927)
Hersha Hospitality Trust	(18,332)	(415,586)
Hospitality Properties Trust	(17,653)	(509,113)
Total REITs-Hotels		(1,327,626)

REITs-Diversified - (0.9)%
American Assets Trust, Inc.	(11,164)	(416,306)
PS Business Parks, Inc.	(4,118)	(523,357)
Global Net Lease, Inc.	(27,358)	(570,414)
Total REITs-Diversified		(1,510,077)

REITs-Office Property - (1.0)%
Douglas Emmett, Inc.	(9,352)	(352,757)
VEREIT, Inc.	(54,852)	(398,226)
Piedmont Office Realty Trust, Inc. — Class A	(21,716)	(411,084)
Brandywine Realty Trust	(31,164)	(489,898)
Total REITs-Office Property		(1,651,965)

Total REITs		(7,396,134)

Total Common Stocks Sold Short
(Cost $7,421,845)		(7,553,968)

EXCHANGE-TRADED FUNDS SOLD SHORT† (2.6)%
iShares U.S. Home Construction ETF	13,876	(490,378)
iShares U.S. Real Estate ETF	51,698	(4,136,874)
Total Exchange-Traded Funds Sold Short
(Proceeds $4,714,179)		(4,627,252)
Total Securities Sold Short - (7.0)%
(Proceeds $12,136,024)		$(12,181,220)
Other Assets & Liabilities, net - 6.4%		11,163,836
Total Net Assets - 100.0%		$173,100,548

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation
OTC Custom Basket Swap Agreements††
Morgan Stanley	Risk Managed Real Estate Portfolio Long Custom Basket Swap[3]	2.35%	At Maturity	06/12/19	$36,312,806	$1,202,172

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Risk Managed Real Estate Portfolio Short Custom Basket Swap[4]	(1.38)%	At Maturity	06/12/19	$36,093,596	$514,659

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
RISK MANAGED REAL ESTATE FUND

	Shares	Percentage Value	Value and Unrealized Appreciation (Depreciation)

CUSTOM BASKET OF LONG SECURITIES[3]
Sun Communities, Inc.	17,006	15.9%	$191,329
Rexford Industrial Realty, Inc.	49,520	14.8%	177,688
Equity LifeStyle Properties, Inc.	14,105	11.9%	142,772
HCP, Inc.	38,651	11.4%	137,609
Corporate Office Properties Trust	44,720	11.3%	135,852
EastGroup Properties, Inc.	10,626	8.8%	105,800
American Tower Corp. — Class A	10,326	7.5%	89,803
Crown Castle International Corp.	13,820	7.2%	86,671
JBG SMITH Properties	27,572	6.3%	75,423
Regency Centers Corp.	23,654	6.1%	72,956
Alexandria Real Estate Equities, Inc.	9,458	5.6%	67,912
Apartment Investment & Management Co. — Class A	35,951	5.1%	61,062
Equinix, Inc.	5,939	4.9%	59,176
MGM Growth Properties LLC — Class A	69,869	2.3%	27,885
CoreCivic, Inc.	43,806	2.2%	26,652
STORE Capital Corp.	37,682	2.2%	26,144
Healthcare Trust of America, Inc. — Class A	36,273	1.8%	21,592
Sunstone Hotel Investors, Inc.	60,509	1.7%	20,328
Blackstone Mortgage Trust, Inc. — Class A	44,939	1.1%	13,435
Simon Property Group, Inc.	5,890	1.0%	11,858
Taubman Centers, Inc.	12,910	(0.3%)	(3,424)
Las Vegas Sands Corp.	8,447	(1.4%)	(16,837)
Equity Residential	15,202	(2.4%)	(29,007)
Apple Hospitality REIT, Inc.	55,702	(2.6%)	(31,616)
Ventas, Inc.	17,266	(2.7%)	(32,401)
Macerich Co.	22,810	(3.1%)	(37,372)
American Homes 4 Rent — Class A	44,871	(3.3%)	(39,657)
Liberty Property Trust	29,996	(5.3%)	(63,368)
GEO Group, Inc.	38,229	(8.0%)	(96,093)
Total Custom Basket of Long Securities			$1,202,172

CUSTOM BASKET OF SHORT SECURITIES[4]
Senior Housing Properties Trust	(111,585)	52.3%	269,388
iShares U.S. Real Estate ETF	(155,436)	45.5%	234,388
Piedmont Office Realty Trust, Inc. — Class A	(63,302)	27.2%	139,796
VEREIT, Inc.	(156,024)	27.0%	139,191
Brandywine Realty Trust	(92,338)	15.9%	81,881
iShares U.S. Home Construction ETF	(41,464)	14.3%	73,662
Washington Prime Group, Inc.	(134,021)	13.8%	71,033
Public Storage	(4,919)	8.4%	43,361
CBRE Group, Inc. — Class A*	(10,597)	8.1%	41,440
Kimco Realty Corp.	(73,148)	6.4%	33,129
Tanger Factory Outlet Centers, Inc.	(44,647)	1.7%	8,483
PS Business Parks, Inc.	(11,948)	(0.3%)	(1,762)
Douglas Emmett, Inc.	(28,117)	(0.7%)	(3,838)
American Assets Trust, Inc.	(32,998)	(1.5%)	(7,720)
Chesapeake Lodging Trust	(37,189)	(4.9%)	(25,120)
STAG Industrial, Inc.	(17,983)	(5.9%)	(30,215)
Global Net Lease, Inc.	(80,939)	(10.3%)	(52,893)
UDR, Inc.	(27,151)	(16.2%)	(83,230)
Americold Realty Trust	(31,302)	(19.7%)	(101,408)
Hersha Hospitality Trust	(54,260)	(30.5%)	(157,174)
Hospitality Properties Trust	(50,952)	(30.6%)	(157,733)
Total Custom Basket of Short Securities			$514,659

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as short security collateral at September 30, 2018.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
[4]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
RISK MANAGED REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$164,565,707	$—	$—	$164,565,707
Money Market Fund	9,552,225	—	—	9,552,225
Custom Basket Swap Agreements**	—	1,716,831	—	1,716,831
Total Assets	$174,117,932	$1,716,831	$—	$175,834,763

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,553,968	$—	$—	$7,553,968
Exchange-Traded Funds	4,627,252	—	—	4,627,252
Total Liabilities	$12,181,220	$—	$—	$12,181,220

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $166,537,160)	$174,117,932
Cash	9,170,447
Unrealized appreciation on swap agreements	1,716,831
Prepaid expenses	37,967
Receivables:
Securities sold	1,952,348
Dividends	593,020
Swap settlement	226,905
Fund shares sold	111,890
Interest	12,950
Other assets	14,615
Total assets	187,954,905

Liabilities:
Securities sold short, at value (proceeds $12,136,024)	12,181,220
Segregated cash due to broker	960,000
Payable for:
Securities purchased	1,275,207
Fund shares redeemed	150,046
Distributions to shareholders	136,151
Management fees	73,994
Due to Investment Adviser	4,378
Fund accounting/administration fees	10,330
Transfer agent/maintenance fees	4,756
Distribution and service fees	4,025
Trustees’ fees*	654
Miscellaneous	53,596
Total liabilities	14,854,357
Net assets	$173,100,548

Net assets consist of:
Paid in capital	$165,651,904
Total distributable earnings (loss)	7,448,644
Net assets	$173,100,548

A-Class:
Net assets	$13,771,606
Capital shares outstanding	475,965
Net asset value per share	$28.93
Maximum offering price per share (Net asset value divided by 95.25%)	$30.37

C-Class:
Net assets	$866,935
Capital shares outstanding	30,152
Net asset value per share	$28.75

P-Class:
Net assets	$4,217,315
Capital shares outstanding	144,984
Net asset value per share	$29.09

Institutional Class:
Net assets	$154,244,692
Capital shares outstanding	5,269,692
Net asset value per share	$29.27

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

RISK MANAGED REAL ESTATE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$4,561,068
Interest	249,713
Total investment income	4,810,781

Expenses:
Management fees	1,174,170
Distribution and service fees:
A-Class	33,747
C-Class	8,544
P-Class	10,314
Transfer agent/maintenance fees:
A-Class	5,353
C-Class	2,039
P-Class	6,645
Institutional Class	36,350
Short sales dividend expense	712,524
Fund accounting/administration fees	125,246
Prime broker interest expense	33,576
Trustees’ fees*	16,351
Custodian fees	11,823
Line of credit fees	3,733
Miscellaneous	214,495
Recoupment of previously waived fees:
A-Class	4,150
C-Class	40
P-Class	226
Institutional Class	30,891
Total expenses	2,430,217
Less:
Expenses waived by Adviser	(13,308)
Expenses reimbursed by Adviser:
A-Class	(1,634)
C-Class	(1,446)
P-Class	(3,820)
Institutional Class	(8,359)
Total waived/reimbursed expenses	(28,567)
Net expenses	2,401,650
Net investment income	2,409,131

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,087,558
Swap agreements	(1,259,792)
Securities sold short	(348,551)
Net realized gain	1,479,215
Net change in unrealized appreciation (depreciation) on:
Investments	133,062
Swap agreements	1,201,027
Securities sold short	(84,816)
Net change in unrealized appreciation (depreciation)	1,249,273
Net realized and unrealized gain	2,728,488
Net increase in net assets resulting from operations	$5,137,619

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,409,131	$432,593
Net realized gain on investments	1,479,215	7,307,808
Net change in unrealized appreciation (depreciation) on investments	1,249,273	819,439
Net increase in net assets resulting from operations	5,137,619	8,559,840

Distributions to Shareholders:
A-Class	(741,207)	(33,682)[1]
C-Class	(42,140)	(21,543)[1]
P-Class	(230,429)	(18,930)[1]
Institutional Class	(7,275,260)	(5,110,914)[1]
Total distributions to shareholders	(8,289,036)	(5,185,069)

Capital share transactions:
Proceeds from sale of shares
A-Class	17,701,055	2,398,594
C-Class	623,503	224,935
P-Class	4,732,078	3,554,742
Institutional Class	44,394,797	11,786,247
Distributions reinvested
A-Class	736,362	31,571
C-Class	42,140	18,354
P-Class	216,184	18,640
Institutional Class	5,972,641	4,051,720
Cost of shares redeemed
A-Class	(6,361,125)	(1,017,535)
C-Class	(492,819)	(50,198)
P-Class	(3,134,802)	(1,121,507)
Institutional Class	(16,699,323)	(7,914,904)
Net increase from capital share transactions	47,730,691	11,980,659
Net increase in net assets	44,579,274	15,355,430

Net assets:
Beginning of year	128,521,274	113,165,844
End of year	$173,100,548	$128,521,274

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

RISK MANAGED REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	595,944	81,880
C-Class	21,422	7,646
P-Class	160,270	120,023
Institutional Class	1,537,226	395,502
Shares issued from reinvestment of distributions
A-Class	25,255	1,101
C-Class	1,449	652
P-Class	7,367	633
Institutional Class	202,581	140,819
Shares redeemed
A-Class	(219,176)	(34,776)
C-Class	(17,261)	(1,759)
P-Class	(108,542)	(37,602)
Institutional Class	(565,538)	(273,671)
Net increase in shares	1,640,997	400,448

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 9):

Net investment income
A-Class	$(18,998)
C-Class	(7,861)
P-Class	(16,196)
Institutional Class	(2,441,728)

Net realized gains
A-Class	$(14,684)
C-Class	(13,682)
P-Class	(2,734)
Institutional Class	(2,669,186)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.70	$28.87	$29.77	$26.99	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.41	.03	.19	(.21)	.02
Net gain (loss) on investments (realized and unrealized)	.38	2.08	3.84	3.18	2.06
Total from investment operations	.79	2.11	4.03	2.97	2.08
Less distributions from:
Net investment income	(.52)	(.57)	(1.12)	(.05)	(.09)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.56)	(1.28)	(4.93)	(.19)	(.09)
Net asset value, end of period	$28.93	$29.70	$28.87	$29.77	$26.99

Total Return[g]	2.70%	7.54%	14.88%	10.97%	8.35%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,772	$2,196	$743	$366	$107
Ratios to average net assets:
Net investment income (loss)	1.42%	0.09%	0.66%	(0.67%)	0.16%
Total expenses[c]	1.78%	1.45%	1.93%	3.41%	4.22%[h]
Net expenses[d,e,i]	1.76%	1.33%	1.78%	3.04%	3.32%
Portfolio turnover rate	107%	85%	133%	214%	57%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.54	$28.77	$29.56	$26.95	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.15	(.19)	.02	(.43)	(.23)
Net gain (loss) on investments (realized and unrealized)	.42	2.06	3.77	3.18	2.19
Total from investment operations	.57	1.87	3.79	2.75	1.96
Less distributions from:
Net investment income	(.32)	(.39)	(.77)	—	(.01)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.36)	(1.10)	(4.58)	(.14)	(.01)
Net asset value, end of period	$28.75	$29.54	$28.77	$29.56	$26.95

Total Return[g]	1.93%	6.71%	14.00%	10.20%	7.85%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$867	$725	$518	$95	$52
Ratios to average net assets:
Net investment income (loss)	0.53%	(0.66%)	0.08%	(1.42%)	(1.60%)
Total expenses[c]	2.71%	2.27%	3.32%	5.76%	9.33%[h]
Net expenses[d,e,i]	2.53%	2.08%	2.53%	3.76%	2.67%
Portfolio turnover rate	107%	85%	133%	214%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$29.85	$29.01	$29.77	$30.89
Income (loss) from investment operations:
Net investment income (loss)[b]	.37	.13	.16	.04
Net gain (loss) on investments (realized and unrealized)	.43	1.98	3.88	(1.16)
Total from investment operations	.80	2.11	4.04	(1.12)
Less distributions from:
Net investment income	(.52)	(.56)	(.99)	—
Net realized gains	(1.04)	(.71)	(3.81)	—
Total distributions	(1.56)	(1.27)	(4.80)	—
Net asset value, end of period	$29.09	$29.85	$29.01	$29.77

Total Return	2.68%	7.53%	14.87%	(3.63%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,217	$2,564	$82	$30
Ratios to average net assets:
Net investment income (loss)	1.29%	0.42%	0.56%	0.30%
Total expenses[c]	1.88%	1.51%	1.88%	4.04%[h]
Net expenses[d,e,i]	1.78%	1.30%	1.78%	2.94%
Portfolio turnover rate	107%	85%	133%	214%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RISK MANAGED REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$30.04	$29.18	$29.90	$27.00	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.46	.11	.26	(.11)	.02
Net gain (loss) on investments (realized and unrealized)	.43	2.10	3.89	3.18	2.09
Total from investment operations	.89	2.21	4.15	3.07	2.11
Less distributions from:
Net investment income	(.62)	(.64)	(1.06)	(.03)	(.11)
Net realized gains	(1.04)	(.71)	(3.81)	(.14)	—
Total distributions	(1.66)	(1.35)	(4.87)	(.17)	(.11)
Net asset value, end of period	$29.27	$30.04	$29.18	$29.90	$27.00

Total Return	2.98%	7.87%	15.20%	11.36%	8.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154,245	$123,037	$111,823	$105,882	$103,993
Ratios to average net assets:
Net investment income (loss)	1.56%	0.38%	0.91%	(0.35%)	0.11%
Total expenses[c]	1.51%	1.02%	1.50%	2.70%	2.69%[h]
Net expenses[d,e,i]	1.50%	1.01%	1.50%	2.70%	2.58%
Portfolio turnover rate	107%	85%	133%	214%	57%

[a]	Since commencement of operations: March 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.03%	0.02%
C-Class	0.01%	0.00%*
P-Class	0.01%	0.00%*
Institutional Class	0.02%	—

*	Less than 0.1%

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Due to limited length of Fund operations, ratios for this period are not indicative of future performance.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.29%	1.30%	1.29%	1.30%	1.30%
C-Class	2.05%	2.04%	2.03%	2.05%	2.05%
P-Class	1.30%	1.29%	1.28%	1.30%	—
Institutional Class	1.03%	0.97%	1.00%	0.99%	1.10%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim Small Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2018.

For the fiscal year ended September 30, 2018, Guggenheim Small Cap Value Fund (the “Fund”) returned 6.32%1, compared with its benchmark, the Russell 2000® Value Index, which returned 9.33%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection was the most significant factor behind the Fund’s showing relative to the benchmark, while sector allocation was a slight detractor.

On the positive side, stock selection was beneficial in the Information Technology, Real Estate, and Energy sectors.

The Fund’s Information Technology holdings outgained the benchmark’s holdings from a strong gain in NeoPhotonics Corp. and the performance of optical component companies. The Fund’s real estate holdings were also strong performers. The Fund benefited from being underweight REITs relative to the benchmark, a strong gain in Hersha Hospitality Trust, and a lack of exposure to poorly performing office REITS such as Franklin Street Properties Corp. and Government Properties Income Trust.

The Fund’s Energy holdings benefited from an overweighting to oil exploration companies, given the surge in oil prices during the period. The Fund’s ownership of oil-centric producers in the Bakken - one of the largest continuous deposits of oil and natural gas in the U.S. - was especially favorable, as a leading individual contributor was Oasis Petroleum, Inc. Another Energy name, Delek US Holdings, Inc., a downstream refiner, was the leading individual contributor for the period, based on good earnings.

On the negative side, stock selection detracted in the Consumer Discretionary and Health Care sectors.

The Fund’s holdings in the Discretionary sector were weak compared with the benchmark’s holdings. In that sector, Tenneco, Inc. a manufacturer of original vehicle equipment, was the second-leading individual detractor for the Fund for the period. It declined significantly over the period, due partly to concerns about cyclical peak profitability.

Health Care produced the largest individual detractor—Lannett Company, Inc., a generic pharmaceutical maker that fell partly in response to an impairment to earnings from aggressive generic pricing competition and the loss of a distribution agreement.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in utilities.

The largest relative sector exposures for the year were an underweight in Real Estate and an overweight in Utilities.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

Portfolio and Market Outlook

For much of the period, the market was concerned with persistent U.S. Federal Reserve rate hikes and uncertainty over macroeconomic issues such as international trade and inflation. The major indices proceeded to give up the early 2018 gains, and uncharacteristically, smaller sized companies tended to perform better.

For much of the period, the market significantly favored growth-oriented companies. This tended to provide a broad-based headwind for the strategy, as it is more exposed than the benchmark to this factor. At present the valuation gap between growth and value stocks is unusually wide. As this narrows over time (as it should from these unusually large historic levels), the Fund is well positioned to benefit.

The Fund’s portfolio tends to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

SMALL CAP VALUE FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	July 11, 2008
C-Class	July 11, 2008
P-Class	May 1, 2015
Institutional Class	July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
iShares Russell 2000 Value ETF	3.0%
Portland General Electric Co.	1.8%
UniFirst Corp.	1.6%
Spire, Inc.	1.6%
Berkshire Hills Bancorp, Inc.	1.6%
Cathay General Bancorp	1.5%
Viavi Solutions, Inc.	1.5%
Oasis Petroleum, Inc.	1.5%
Wintrust Financial Corp.	1.4%
Hawaiian Holdings, Inc.	1.4%
Top Ten Total	16.9%

“Ten Largest Holdings” excludes any temporary cash investments.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	6.32%	6.36%	11.56%
A-Class Shares with sales charge‡	1.30%	5.32%	10.91%
C-Class Shares	5.57%	5.57%	10.75%
C-Class Shares with CDSC§	4.58%	5.57%	10.75%
Institutional Class Shares	6.64%	6.61%	11.83%
Russell 2000 Value Index	9.33%	9.91%	9.52%

	1 Year	Since Inception (05/01/15)
P-Class Shares	6.30%	7.18%
Russell 2000 Value Index	9.33%	10.50%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class Shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	September 30, 2018
SMALL CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 93.9%

Financial - 37.0%
Berkshire Hills Bancorp, Inc.	7,211	$293,488
Cathay General Bancorp	6,730	278,891
Wintrust Financial Corp.	3,135	266,287
BancorpSouth Bank	7,664	250,613
Fulton Financial Corp.	15,044	250,483
Argo Group International Holdings Ltd.	3,919	247,093
Umpqua Holdings Corp.	11,449	238,139
First Citizens BancShares, Inc. — Class A	508	229,758
Radian Group, Inc.	10,825	223,753
Hersha Hospitality Trust REIT	9,361	212,214
Beneficial Bancorp, Inc.	12,538	211,892
Trustmark Corp.	6,268	210,918
Federal Agricultural Mortgage Corp. — Class C	2,752	198,639
Redwood Trust, Inc. REIT	12,088	196,309
TriCo Bancshares	5,072	195,881
Invesco Mortgage Capital, Inc. REIT	11,953	189,096
MBIA, Inc.*	17,570	187,823
Hanmi Financial Corp.	7,494	186,600
Tier REIT, Inc.	7,598	183,112
Investors Bancorp, Inc.	14,843	182,124
RLJ Lodging Trust REIT	7,155	157,625
Equity Commonwealth REIT*	4,628	148,513
iStar, Inc. REIT	12,518	139,826
Hancock Whitney Corp.	2,772	131,809
Valley National Bancorp	11,655	131,119
Flagstar Bancorp, Inc.*	4,160	130,915
Old National Bancorp	6,516	125,759
LaSalle Hotel Properties REIT	3,537	122,345
Cousins Properties, Inc. REIT	13,568	120,619
Cowen, Inc. — Class A*	7,041	114,768
Sunstone Hotel Investors, Inc. REIT	6,800	111,248
MB Financial, Inc.	2,354	108,543
Piedmont Office Realty Trust, Inc. — Class A REIT	4,930	93,325
Physicians Realty Trust REIT	5,376	90,639
Cohen & Steers, Inc.	2,197	89,220
Summit Hotel Properties, Inc. REIT	6,592	89,190
Lexington Realty Trust REIT	10,690	88,727
IBERIABANK Corp.	974	79,235
Washington Federal, Inc.	2,343	74,976
Stifel Financial Corp.	1,429	73,251
Hilltop Holdings, Inc.	3,521	71,018
CNO Financial Group, Inc.	2,722	57,761
Customers Bancorp, Inc.*	2,429	57,154
ARMOUR Residential REIT, Inc.	2,214	49,704
Total Financial		6,890,402

Industrial - 12.9%
Plexus Corp.*	3,365	196,886
Louisiana-Pacific Corp.	7,351	194,728
Trinseo S.A.	2,334	182,752
TriMas Corp.*	5,906	179,542
GATX Corp.	1,963	169,976
ITT, Inc.	2,389	146,350
Crane Co.	1,433	140,936
Matson, Inc.	3,376	133,825
GasLog Ltd.	6,686	132,049
Greenbrier Companies, Inc.	2,043	122,784
Worthington Industries, Inc.	2,733	118,503
Marten Transport Ltd.	5,364	112,912
Esterline Technologies Corp.*	1,190	108,231
Gibraltar Industries, Inc.*	2,144	97,767
Sanmina Corp.*	3,202	88,375
US Concrete, Inc.*	1,904	87,298
Argan, Inc.	1,902	81,786
KEMET Corp.*	3,167	58,748
Scorpio Tankers, Inc.	23,024	46,278
Total Industrial		2,399,726

Consumer, Cyclical - 12.8%
UniFirst Corp.	1,721	298,852
Hawaiian Holdings, Inc.	6,334	253,993
International Speedway Corp. — Class A	5,685	249,003
Wabash National Corp.	10,879	198,324
MDC Holdings, Inc.	6,339	187,508
Cooper Tire & Rubber Co.	5,541	156,810
Meritage Homes Corp.*	3,838	153,136
Tenneco, Inc. — Class A	3,482	146,732
Asbury Automotive Group, Inc.*	1,697	116,669
Methode Electronics, Inc.	2,915	105,523
Century Communities, Inc.*	3,961	103,976
Unifi, Inc.*	3,345	94,764
La-Z-Boy, Inc.	2,887	91,229
Deckers Outdoor Corp.*	736	87,275
Caleres, Inc.	1,955	70,106
DSW, Inc. — Class A	1,916	64,914
Total Consumer, Cyclical		2,378,814

Consumer, Non-cyclical - 9.9%
Encompass Health Corp.	2,916	227,302
AMN Healthcare Services, Inc.*	2,405	131,554
Navigant Consulting, Inc.	5,680	130,981
Premier, Inc. — Class A*	2,781	127,314
Cambrex Corp.*	1,775	121,410
Emergent BioSolutions, Inc.*	1,804	118,757
Fresh Del Monte Produce, Inc.	3,454	117,056
Innoviva, Inc.*	7,605	115,900
AMAG Pharmaceuticals, Inc.*	5,351	107,020
Dean Foods Co.	14,355	101,921
Carriage Services, Inc. — Class A	4,493	96,824
Sanderson Farms, Inc.	927	95,824
Universal Corp.	1,432	93,080
SP Plus Corp.*	2,420	88,330
FTI Consulting, Inc.*	1,197	87,608
Lannett Company, Inc.*	9,865	46,859
Community Health Systems, Inc.*	12,248	42,378
Total Consumer, Non-cyclical		1,850,118

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
SMALL CAP VALUE FUND

	Shares	Value

Utilities - 8.1%
Portland General Electric Co.	7,324	$334,048
Spire, Inc.	4,016	295,377
PNM Resources, Inc.	5,914	233,307
Black Hills Corp.	3,651	212,087
ONE Gas, Inc.	2,265	186,364
Southwest Gas Holdings, Inc.	1,797	142,017
ALLETE, Inc.	1,330	99,763
Total Utilities		1,502,963

Communications - 4.8%
Viavi Solutions, Inc.*	24,477	277,569
Ciena Corp.*	6,557	204,841
NeoPhotonics Corp.*	16,386	136,004
Scholastic Corp.	2,561	119,573
InterDigital, Inc.	1,200	96,000
Finisar Corp.*	3,638	69,304
Total Communications		903,291

Energy - 4.4%
Oasis Petroleum, Inc.*	19,261	273,121
Oceaneering International, Inc.*	4,054	111,890
Rowan Companies plc — Class A*	5,064	95,355
MRC Global, Inc.*	5,072	95,202
Laredo Petroleum, Inc.*	11,367	92,869
Ormat Technologies, Inc.	1,704	92,203
Gulfport Energy Corp.*	5,339	55,579
Total Energy		816,219

Technology - 2.8%
Photronics, Inc.*	13,666	134,610
ManTech International Corp. — Class A	2,004	126,853
MicroStrategy, Inc. — Class A*	819	115,168
Cray, Inc.*	5,127	110,230
InnerWorkings, Inc.*	5,365	42,491
Total Technology		529,352

Basic Materials - 1.2%
Kaiser Aluminum Corp.	2,065	225,209

Total Common Stocks
(Cost $15,420,010)		17,496,094

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*, 1,2	6,250	—
Total Convertible Preferred Stocks
(Cost $5,968)		—

EXCHANGE-TRADED FUNDS† - 3.0%
iShares Russell 2000 Value ETF	4,171	554,743
Total Exchange-Traded Funds
(Cost $565,676)		554,743

MONEY MARKET FUND† - 2.9%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.91%[3]	541,256	541,256
Total Money Market Fund
(Cost $541,256)		541,256

Total Investments - 99.8%
(Cost $16,532,910)		$18,592,093
Other Assets & Liabilities, net - 0.2%		36,387
Total Net Assets - 100.0%		$18,628,480

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $0, (cost $5,968) or less than 0.1% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
SMALL CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$17,496,094	$—	$—		$17,496,094
Convertible Preferred Stocks	—	—	—	*	—
Exchange-Traded Funds	554,743	—	—		554,743
Money Market Fund	541,256	—	—		541,256
Total Assets	$18,592,093	$—	$—		$18,592,093

*	Security has a market value of $0.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $16,532,910)	$18,592,093
Cash	864
Prepaid expenses	36,201
Receivables:
Dividends	26,593
Fund shares sold	10,212
Investment adviser	9,646
Interest	582
Total assets	18,676,191

Liabilities:
Payable for:
Professional fees	23,711
Transfer agent/maintenance fees	7,226
Printing fees	6,076
Distribution and service fees	4,414
Custodian fees	3,450
Trustees’ fees*	1,227
Fund shares redeemed	36
Miscellaneous	1,571
Total liabilities	47,711
Net assets	$18,628,480

Net assets consist of:
Paid in capital	$15,360,260
Total distributable earnings (loss)	3,268,220
Net assets	$18,628,480

A-Class:
Net assets	$11,930,679
Capital shares outstanding	766,754
Net asset value per share	$15.56
Maximum offering price per share (Net asset value divided by 95.25%)	$16.34

C-Class:
Net assets	$2,884,147
Capital shares outstanding	201,755
Net asset value per share	$14.30

P-Class:
Net assets	$15,364
Capital shares outstanding	977
Net asset value per share	$15.73

Institutional Class:
Net assets	$3,798,290
Capital shares outstanding	266,780
Net asset value per share	$14.24

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$297,689
Interest	4,874
Total investment income	302,563

Expenses:
Management fees	144,109
Distribution and service fees:
A-Class	29,049
C-Class	35,365
P-Class	36
Transfer agent/maintenance fees:
A-Class	16,816
C-Class	9,227
P-Class	121
Institutional Class	8,852
Registration fees	69,497
Professional fees	25,761
Printing expenses	25,711
Fund accounting/administration fees	24,999
Trustees’ fees*	14,607
Custodian fees	2,890
Line of credit fees	158
Miscellaneous	17,511
Total expenses	424,709
Less:
Expenses reimbursed by Adviser:
A-Class	(27,538)
C-Class	(12,231)
P-Class	(135)
Institutional Class	(12,385)
Expenses waived by Adviser	(106,060)
Total waived/reimbursed expenses	(158,349)
Net expenses	266,360
Net investment income	36,203

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,784,434
Net realized gain	1,784,434
Net change in unrealized appreciation (depreciation) on:
Investments	(703,509)
Net change in unrealized appreciation (depreciation)	(703,509)
Net realized and unrealized gain	1,080,925
Net increase in net assets resulting from operations	$1,117,128

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SMALL CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$36,203	$670
Net realized gain on investments	1,784,434	1,796,559
Net change in unrealized appreciation (depreciation) on investments	(703,509)	1,216,874
Net increase in net assets resulting from operations	1,117,128	3,014,103

Distributions to Shareholders:
A-Class	(844,451)	(88,266)[1]
C-Class	(259,676)	—
P-Class	(861)	(72)[1]
Institutional Class	(403,734)	(3,955)[1]
Total distributions to shareholders	(1,508,722)	(92,293)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,936,068	3,674,284
C-Class	226,040	200,371
P-Class	714	10,168
Institutional Class	1,692,756	6,004,088
Distributions reinvested
A-Class	831,363	86,816
C-Class	254,977	—
P-Class	861	72
Institutional Class	397,704	3,294
Cost of shares redeemed
A-Class	(3,632,141)	(7,098,702)
C-Class	(1,803,026)	(1,377,815)
P-Class	(26)	(8,947)
Institutional Class	(2,912,537)	(1,724,934)
Net decrease from capital share transactions	(2,007,247)	(231,305)
Net increase (decrease) in net assets	(2,398,841)	2,690,505

Net assets:
Beginning of year	21,027,321	18,336,816
End of year	$18,628,480	$21,027,321

Capital share activity:
Shares sold
A-Class	188,618	251,276
C-Class	15,862	14,374
P-Class	45	675
Institutional Class	120,877	430,431
Shares issued from reinvestment of distributions
A-Class	55,684	5,894
C-Class	18,477	—
P-Class	57	5
Institutional Class	29,157	243
Shares redeemed
A-Class	(236,430)	(474,537)
C-Class	(127,654)	(98,332)
P-Class	(1)	(581)
Institutional Class	(213,469)	(122,880)
Net increase (decrease) in shares	(148,777)	6,568

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$15.74	$13.61	$12.78	$16.82	$17.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.02	.01	.02	(.03)
Net gain (loss) on investments (realized and unrealized)	.91	2.20	1.81	(.60)	.26
Total from investment operations	.95	2.22	1.82	(.58)	.23
Less distributions from:
Net investment income	(.15)	(.09)	—	(.09)	(.03)
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.13)	(.09)	(.99)	(3.46)	(1.22)
Net asset value, end of period	$15.56	$15.74	$13.61	$12.78	$16.82

Total Return[b]	6.32%	16.41%	14.81%	(5.23%)	1.07%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,931	$11,943	$13,283	$12,866	$17,342
Ratios to average net assets:
Net investment income (loss)	0.29%	0.15%	0.12%	0.13%	(0.14%)
Total expenses[c]	2.09%	1.87%	2.29%	1.99%	1.85%
Net expenses[d,e,g]	1.30%	1.32%	1.32%	1.32%	1.32%
Portfolio turnover rate	18%	48%	64%	62%	45%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.51	$12.57	$11.95	$15.96	$17.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.08)	(.08)	(.09)	(.15)
Net gain (loss) on investments (realized and unrealized)	.84	2.02	1.69	(.55)	.25
Total from investment operations	.77	1.94	1.61	(.64)	.10
Less distributions from:
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(.98)	—	(.99)	(3.37)	(1.19)
Net asset value, end of period	$14.30	$14.51	$12.57	$11.95	$15.96

Total Return[b]	5.57%	15.53%	14.02%	(5.97%)	0.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,884	$4,281	$4,762	$5,173	$8,527
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.60%)	(0.64%)	(0.65%)	(0.87%)
Total expenses[c]	2.94%	2.71%	3.04%	2.72%	2.51%
Net expenses[d,e,g]	2.05%	2.07%	2.07%	2.08%	2.07%
Portfolio turnover rate	18%	48%	64%	62%	45%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$15.76	$13.60	$12.77	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.01	.02	.04
Net gain (loss) on investments (realized and unrealized)	.90	2.22	1.80	(1.60)
Total from investment operations	.95	2.23	1.82	(1.56)
Less distributions from:
Net investment income	—	(.07)	—	—
Net realized gains	(.98)	—	(.99)	—
Total distributions	(.98)	(.07)	(.99)	—
Net asset value, end of period	$15.73	$15.76	$13.60	$12.77

Total Return	6.30%	16.35%	14.88%	(10.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15	$14	$11	$9
Ratios to average net assets:
Net investment income (loss)	0.30%	0.09%	0.13%	0.60%
Total expenses[c]	2.79%	3.60%	2.50%	4.04%
Net expenses[d,e,g]	1.30%	1.32%	1.32%	1.31%
Portfolio turnover rate	18%	48%	64%	62%

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SMALL CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.50	$12.54	$11.82	$17.04	$18.04
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.04	.04	.05	.01
Net gain (loss) on investments (realized and unrealized)	.84	2.04	1.67	(.49)	.25
Total from investment operations	.91	2.08	1.71	(.44)	.26
Less distributions from:
Net investment income	(.19)	(.12)	—	(1.41)	(.07)
Net realized gains	(.98)	—	(.99)	(3.37)	(1.19)
Total distributions	(1.17)	(.12)	(.99)	(4.78)	(1.26)
Net asset value, end of period	$14.24	$14.50	$12.54	$11.82	$17.04

Total Return	6.64%	16.65%	15.18%	(5.01%)	1.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,798	$4,790	$281	$459	$753
Ratios to average net assets:
Net investment income (loss)	0.50%	0.30%	0.30%	0.33%	0.05%
Total expenses[c]	1.91%	1.56%	2.09%	1.70%	1.33%
Net expensesd e,g	1.05%	1.07%	1.07%	1.07%	1.07%
Portfolio turnover rate	18%	48%	64%	62%	45%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursement, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.00%*
C-Class	—	0.01%
P-Class	—	0.74%
Institutional Class	—	0.00%*

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.30%	1.30%	1.30%	1.30%	1.30%
C-Class	2.05%	2.05%	2.05%	2.05%	2.05%
P-Class	1.30%	1.30%	1.30%	1.30%	—
Institutional Class	1.05%	1.05%	1.05%	1.05%	1.05%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim StylePlusTM—Large Core Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2018.

For the year ended September 30, 2018, Guggenheim StylePlus—Large Core Fund returned 16.60%1, compared with the 17.91% return of its benchmark, the S&P 500 Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the S&P 500 Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund performed in-line with the S&P 500 Index for the year ended September 30, 2018. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (“ABS”), investment-grade corporates, and Non-agency residential mortgage-backed securities (“NA RMBS”) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Information Technology and Energy sectors and most underweight the Health Care and Consumer Staples sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

STYLEPLUS—LARGE CORE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Dates:
A-Class	September 10, 1962
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	34.8%
Guggenheim Strategy Fund II	29.3%
Guggenheim Strategy Fund I	7.6%
Guggenheim Limited Duration Fund - Institutional Class	7.3%
Apple, Inc.	0.8%
Microsoft Corp.	0.5%
Amazon.com, Inc.	0.5%
Exxon Mobil Corp.	0.5%
Alphabet, Inc. — Class C	0.4%
Chevron Corp.	0.4%
Top Ten Total	82.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	16.60%	14.12%	10.83%
A-Class Shares with sales charge‡	11.06%	13.02%	10.18%
C-Class Shares	15.56%	13.08%	9.91%
C-Class Shares with CDSC§	14.63%	13.08%	9.91%
S&P 500 Index	17.91%	13.95%	11.97%

	1 Year	Since Inception (05/01/15)
P-Class Shares	16.23%	11.69%
S&P 500 Index	17.91%	12.25%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	16.96%	14.44%	13.49%
S&P 500 Index	17.91%	13.95%	14.47%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
STYLEPLUS—LARGE CORE FUND

	Shares	Value

COMMON STOCKS† - 19.6%

Consumer, Non-cyclical - 5.8%
Procter & Gamble Co.	9,336	$777,036
Pfizer, Inc.	17,444	768,757
Mondelez International, Inc. — Class A	12,197	523,983
Amgen, Inc.	2,527	523,822
AbbVie, Inc.	5,165	488,506
Altria Group, Inc.	8,087	487,727
Sysco Corp.	6,553	480,007
Archer-Daniels-Midland Co.	9,443	474,700
Humana, Inc.	1,357	459,372
Kroger Co.	15,599	454,087
Molson Coors Brewing Co. — Class B	7,383	454,054
Tyson Foods, Inc. — Class A	7,525	447,963
Mylan N.V.*	12,181	445,825
Gilead Sciences, Inc.	5,662	437,163
United Rentals, Inc.*	2,636	431,250
Western Union Co.	20,531	391,321
Quanta Services, Inc.*	11,609	387,508
Kimberly-Clark Corp.	3,204	364,103
PepsiCo, Inc.	3,114	348,145
HCA Healthcare, Inc.	2,193	305,090
UnitedHealth Group, Inc.	1,113	296,103
Philip Morris International, Inc.	3,236	263,863
Allergan plc	1,217	231,814
Johnson & Johnson	1,573	217,341
JM Smucker Co.	1,548	158,841
WellCare Health Plans, Inc.*	407	130,439
Vertex Pharmaceuticals, Inc.*	671	129,328
Estee Lauder Companies, Inc. — Class A	885	128,608
Alexion Pharmaceuticals, Inc.*	925	128,584
Edwards Lifesciences Corp.*	735	127,963
Anthem, Inc.	465	127,433
Illumina, Inc.*	346	127,003
Bristol-Myers Squibb Co.	2,036	126,395
Abbott Laboratories	1,722	126,326
Thermo Fisher Scientific, Inc.	516	125,945
CVS Health Corp.	1,599	125,873
Monster Beverage Corp.*	2,152	125,419
Kraft Heinz Co.	2,275	125,375
Intuitive Surgical, Inc.*	218	125,132
Danaher Corp.	1,151	125,068
Becton Dickinson and Co.	479	125,019
Medtronic plc	1,265	124,438
Kellogg Co.	1,745	122,185
Cigna Corp.	501	104,333
Total Consumer, Non-cyclical		12,999,247

Technology - 3.8%
Apple, Inc.	7,980	1,801,405
Microsoft Corp.	9,482	1,084,457
Intel Corp.	15,294	723,253
Oracle Corp.	12,954	667,908
International Business Machines Corp.	4,128	624,195
HP, Inc.	18,680	481,384
QUALCOMM, Inc.	6,548	471,652
DXC Technology Co.	4,919	460,025
NetApp, Inc.	5,305	455,646
Seagate Technology plc	8,502	402,570
Western Digital Corp.	5,519	323,082
Applied Materials, Inc.	6,123	236,654
Qorvo, Inc.*	2,781	213,831
Lam Research Corp.	1,320	200,244
Broadcom, Inc.	772	190,476
Skyworks Solutions, Inc.	2,061	186,953
Micron Technology, Inc.*	3,511	158,803
Total Technology		8,682,538

Communications - 2.7%
Amazon.com, Inc.*	518	1,037,554
Alphabet, Inc. — Class C*	766	914,198
Cisco Systems, Inc.	16,426	799,125
Verizon Communications, Inc.	14,943	797,807
Juniper Networks, Inc.	14,732	441,518
Omnicom Group, Inc.	5,151	350,371
Walt Disney Co.	2,645	309,306
Discovery, Inc. — Class A*	9,569	306,208
Facebook, Inc. — Class A*	1,721	283,036
eBay, Inc.*	7,808	257,820
News Corp. — Class A	18,054	238,132
Comcast Corp. — Class A	5,366	190,010
AT&T, Inc.	3,764	126,395
Total Communications		6,051,480

Industrial - 2.5%
Caterpillar, Inc.	3,745	571,075
Johnson Controls International plc	13,363	467,705
Cummins, Inc.	3,112	454,570
Parker-Hannifin Corp.	2,470	454,307
Textron, Inc.	6,288	449,403
WestRock Co.	8,256	441,201
Dover Corp.	4,972	440,171
Masco Corp.	11,763	430,526
Snap-on, Inc.	2,138	392,537
Pentair plc	8,952	388,069
Norfolk Southern Corp.	2,083	375,981
Huntington Ingalls Industries, Inc.	1,198	306,784
Eaton Corporation plc	2,667	231,309
United Technologies Corp.	1,389	194,196
FedEx Corp.	582	140,140
Total Industrial		5,737,974

Energy - 1.9%
Exxon Mobil Corp.	11,974	1,018,029
Chevron Corp.	6,613	808,638
Occidental Petroleum Corp.	6,441	529,257
Phillips 66	4,359	491,346
Valero Energy Corp.	4,281	486,964
ConocoPhillips	4,497	348,068
HollyFrontier Corp.	4,396	307,280
Williams Companies, Inc.	5,678	154,385

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
STYLEPLUS—LARGE CORE FUND

	Shares	Value

Marathon Petroleum Corp.	1,017	$81,330
Total Energy		4,225,297

Financial - 1.3%
MetLife, Inc.	10,616	495,980
Prudential Financial, Inc.	4,280	433,650
JPMorgan Chase & Co.	3,728	420,668
Berkshire Hathaway, Inc. — Class B*	1,404	300,610
Bank of America Corp.	8,335	245,549
Citigroup, Inc.	2,310	165,719
Visa, Inc. — Class A	865	129,828
Principal Financial Group, Inc.	2,163	126,730
Allstate Corp.	1,267	125,053
Travelers Companies, Inc.	957	124,132
State Street Corp.	1,455	121,900
Bank of New York Mellon Corp.	2,354	120,030
Total Financial		2,809,849

Consumer, Cyclical - 1.2%
Delta Air Lines, Inc.	8,382	484,731
Southwest Airlines Co.	7,662	478,492
PACCAR, Inc.	6,705	457,214
United Continental Holdings, Inc.*	5,106	454,740
Alaska Air Group, Inc.	2,495	171,806
NIKE, Inc. — Class B	1,498	126,911
Costco Wholesale Corp.	536	125,896
TJX Companies, Inc.	1,122	125,686
General Motors Co.	3,721	125,286
Walmart, Inc.	1,326	124,525
PulteGroup, Inc.	4,917	121,794
Total Consumer, Cyclical		2,797,081

Basic Materials - 0.4%
LyondellBasell Industries N.V. — Class A	3,958	405,735
Praxair, Inc.	771	123,923
Eastman Chemical Co.	1,284	122,904
DowDuPont, Inc.	1,876	120,646
Total Basic Materials		773,208

Total Common Stocks
(Cost $41,283,744)		44,076,674

MUTUAL FUNDS† - 79.0%
Guggenheim Strategy Fund III[1]	3,147,418	78,685,454
Guggenheim Strategy Fund II1	2,648,645	66,163,141
Guggenheim Strategy Fund I1	688,873	17,256,263
Guggenheim Limited Duration Fund — Institutional Class[1]	672,023	16,592,241
Total Mutual Funds
(Cost $178,011,483)		178,697,099

MONEY MARKET FUND† - 1.5%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 1.91%[2]	3,433,043	3,433,043
Total Money Market Fund
(Cost $3,433,043)		3,433,043

Total Investments - 100.1%
(Cost $222,728,270)		$226,206,816
Other Assets & Liabilities, net - (0.1)%		(124,791)
Total Net Assets - 100.0%		$226,082,025

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	46	Dec 2018	$6,713,700	$9,004

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††,3
Wells Fargo Bank, N.A	S&P 500 Index	2.43%	At Maturity	09/30/19	30,711	$176,994,249	$995,558

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
STYLEPLUS—LARGE CORE FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]	Total Return based on S&P 500 Index +/- financing at a variable rate. Rate indicated is the rate effective at September 30, 2018.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$44,076,674	$—	$—	$44,076,674
Mutual Funds	178,697,099	—	—	178,697,099
Money Market Fund	3,433,043	—	—	3,433,043
Equity Futures Contracts**	9,004	—	—	9,004
Equity Index Swap Agreements**	—	995,558	—	995,558
Total Assets	$226,215,820	$995,558	$—	$227,211,378

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
STYLEPLUS—LARGE CORE FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund — Institutional Class	$16,275,156	$422,823	$—	$—	$(105,738)	$16,592,241	672,023	$422,472	$—
Guggenheim Strategy Fund I	20,183,661	10,731,460	(13,616,106)	99,156	(141,908)	17,256,263	688,873	424,808	7,672
Guggenheim Strategy Fund II	61,428,415	7,638,930	(2,700,000)	8,637	(212,841)	66,163,141	2,648,645	1,839,400	32,875
Guggenheim Strategy Fund III	69,197,325	9,615,089	—	—	(126,960)	78,685,454	3,147,418	2,085,606	18,764
	$167,084,557	$28,408,302	$(16,316,106)	$107,793	$(587,447)	$178,697,099		$4,772,286	$59,311

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $44,716,787)	$47,509,717
Investments in affiliated issuers, at value (cost $178,011,483)	178,697,099
Cash	589,632
Segregated cash with broker	276,000
Unrealized appreciation on swap agreements	995,558
Prepaid expenses	69,972
Receivables:
Securities sold	7,121,502
Dividends	478,213
Fund shares sold	25,834
Interest	6,093
Total assets	235,769,620

Liabilities:
Segregated cash due to broker	730,000
Payable for:
Securities purchased	8,216,960
Swap settlement	308,814
Management fees	120,278
Fund shares redeemed	111,471
Distribution and service fees	41,140
Transfer agent/maintenance fees	14,335
Fund accounting/administration fees	13,358
Variation margin on futures contracts	2,070
Trustees’ fees*	2,070
Miscellaneous (Note 10)	127,099
Total liabilities	9,687,595
Net assets	$226,082,025

Net assets consist of:
Paid in capital	$187,414,142
Total distributable earnings (loss)	38,667,883
Net assets	$226,082,025

A-Class:
Net assets	$217,697,465
Capital shares outstanding	8,784,738
Net asset value per share	$24.78
Maximum offering price per share (Net asset value divided by 95.25%)	$26.02

C-Class:
Net assets	$1,239,445
Capital shares outstanding	67,333
Net asset value per share	$18.41

P-Class:
Net assets	$318,816
Capital shares outstanding	13,019
Net asset value per share	$24.49

Institutional Class:
Net assets	$6,826,299
Capital shares outstanding	276,926
Net asset value per share	$24.65

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

STYLEPLUS—LARGE CORE FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$851,658
Dividends from securities of affiliated issuers	4,772,286
Interest	89,667
Total investment income	5,713,611

Expenses:
Management fees	1,663,889
Distribution and service fees:
A-Class	530,477
C-Class	21,766
P-Class	754
Transfer agent/maintenance fees:
A-Class	133,147
C-Class	4,804
P-Class	913
Institutional Class	2,290
Interest expense	237,278
Fund accounting/administration fees	177,483
Custodian fees	17,610
Trustees’ fees*	10,567
Line of credit fees	912
Miscellaneous	172,988
Total expenses	2,974,878
Less:
Expenses waived by Adviser	(69,587)
Net expenses	2,905,291
Net investment income	2,808,320

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,701,435
Investments in affiliated issuers	107,793
Distributions received from affiliated investment company shares	59,311
Swap agreements	28,674,487
Futures contracts	511,983
Net realized gain	34,055,009
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	465,485
Investments in affiliated issuers	(587,447)
Swap agreements	(2,608,283)
Futures contracts	(16,136)
Net change in unrealized appreciation (depreciation)	(2,746,381)
Net realized and unrealized gain	31,308,628
Net increase in net assets resulting from operations	$34,116,948

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,808,320	$2,129,585
Net realized gain on investments	34,055,009	33,817,237
Net change in unrealized appreciation (depreciation) on investments	(2,746,381)	(740,352)
Net increase in net assets resulting from operations	34,116,948	35,206,470

Distributions to Shareholders:
A-Class	(34,164,488)	(5,131,235)[1]
C-Class	(475,223)	(65,682)[1]
P-Class	(87,267)	(10,982)[1]
Institutional Class	(998,960)	(133,843)[1]
Total distributions to shareholders	(35,725,938)	(5,341,742)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,578,624	11,047,318
C-Class	457,398	660,113
P-Class	123,734	384,046
Institutional Class	4,334,054	1,495,515
Distributions reinvested
A-Class	31,962,892	4,827,591
C-Class	467,557	63,911
P-Class	87,266	10,982
Institutional Class	922,633	133,180
Cost of shares redeemed
A-Class	(25,292,149)	(27,532,534)
C-Class	(1,900,350)	(1,359,150)
P-Class	(372,908)	(364,348)
Institutional Class	(4,225,529)	(964,398)
Net increase (decrease) from capital share transactions	13,143,222	(11,597,774)
Net increase in net assets	11,534,232	18,266,954

Net assets:
Beginning of year	214,547,793	196,280,839
End of year	$226,082,025	$214,547,793

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

STYLEPLUS—LARGE CORE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	272,567	482,212
C-Class	25,701	36,211
P-Class	5,149	16,486
Institutional Class	187,375	64,115
Shares issued from reinvestment of distributions
A-Class	1,401,881	223,506
C-Class	27,407	3,755
P-Class	3,861	513
Institutional Class	40,770	6,203
Shares redeemed
A-Class	(1,055,618)	(1,183,096)
C-Class	(106,147)	(73,493)
P-Class	(16,275)	(15,340)
Institutional Class	(175,281)	(41,235)
Net increase (decrease) in shares	611,390	(480,163)

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 9).

Net investment income
A-Class	$(1,414,912)
P-Class	(3,434)
Institutional Class	(47,453)

Net realized gains
A-Class	$(3,716,323)
C-Class	(65,682)
P-Class	(7,548)
Institutional Class	(86,390)

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$25.23	$21.86	$21.14	$24.53	$24.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.24	.16	.11	.20
Net gain (loss) on investments (realized and unrealized)	3.52	3.72	3.04	(.12)	4.45
Total from investment operations	3.82	3.96	3.20	(.01)	4.65
Less distributions from:
Net investment income	(.24)	(.16)	(.13)	(.22)	(.06)
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.27)	(.59)	(2.48)	(3.38)	(4.39)
Net asset value, end of period	$24.78	$25.23	$21.86	$21.14	$24.53

Total Return[b]	16.60%	18.58%	16.13%	(0.84%)	21.59%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$217,697	$206,033	$188,979	$177,748	$192,850
Ratios to average net assets:
Net investment income (loss)	1.27%	1.03%	0.79%	0.48%	0.86%
Total expenses[c]	1.34%	1.38%	1.33%	1.32%	1.41%
Net expenses[d]	1.31%[f]	1.34%	1.31%	1.32%	1.39%
Portfolio turnover rate	46%	30%	50%	65%	107%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$19.74	$17.22	$17.17	$20.55	$21.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.03	(.02)	(.08)	(.02)
Net gain (loss) on investments (realized and unrealized)	2.69	2.92	2.42	(.06)	3.78
Total from investment operations	2.75	2.95	2.40	(.14)	3.76
Less distributions from:
Net investment income	(.05)	—	—	(.08)	—
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.08)	(.43)	(2.35)	(3.24)	(4.33)
Net asset value, end of period	$18.41	$19.74	$17.22	$17.17	$20.55

Total Return[b]	15.56%	17.59%	15.00%	(1.72%)	20.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,239	$2,376	$2,650	$2,767	$3,042
Ratios to average net assets:
Net investment income (loss)	0.33%	0.19%	(0.14%)	(0.44%)	(0.08%)
Total expenses[c]	2.24%	2.23%	2.27%	2.25%	2.36%
Net expenses[d]	2.21%[f]	2.20%	2.25%	2.25%	2.34%
Portfolio turnover rate	46%	30%	50%	65%	107%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$25.03	$21.75	$21.11	$23.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.22	.21	.03
Net gain (loss) on investments (realized and unrealized)	3.45	3.68	2.97	(2.04)
Total from investment operations	3.71	3.90	3.18	(2.01)
Less distributions from:
Net investment income	(.22)	(.19)	(.19)	—
Net realized gains	(4.03)	(.43)	(2.35)	—
Total distributions	(4.25)	(.62)	(2.54)	—
Net asset value, end of period	$24.49	$25.03	$21.75	$21.11

Total Return	16.23%	18.43%	16.08%	(8.69%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$319	$508	$405	$14
Ratios to average net assets:
Net investment income (loss)	1.06%	0.93%	1.02%	0.31%
Total expenses[c]	1.56%	1.47%	1.22%	1.38%
Net expenses[d]	1.53%[f]	1.44%	1.19%	1.38%
Portfolio turnover rate	46%	30%	50%	65%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—LARGE CORE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$25.13	$21.78	$21.00	$24.42	$24.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.32	.24	.12	.23
Net gain (loss) on investments (realized and unrealized)	3.51	3.69	3.10	(.10)	4.38
Total from investment operations	3.88	4.01	3.34	.02	4.61
Less distributions from:
Net investment income	(.33)	(.23)	(.21)	(.28)	(.11)
Net realized gains	(4.03)	(.43)	(2.35)	(3.16)	(4.33)
Total distributions	(4.36)	(.66)	(2.56)	(3.44)	(4.44)
Net asset value, end of period	$24.65	$25.13	$21.78	$21.00	$24.42

Total Return	16.96%	18.96%	17.00%	(0.75%)	21.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,826	$5,631	$4,247	$303	$80
Ratios to average net assets:
Net investment income (loss)	1.57%	1.35%	1.11%	0.52%	0.97%
Total expenses[c]	1.06%	1.05%	0.99%	1.25%	1.39%
Net expenses[d]	1.03%[f]	1.01%	0.97%	1.25%	1.37%
Portfolio turnover rate	46%	30%	50%	65%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented was as follows:

09/30/18
A-Class	1.20%
C-Class	2.11%
P-Class	1.44%
Institutional Class	0.92%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders:

Guggenheim StylePlusTM—Mid Growth Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2018.

For the year ended September 30, 2018, Guggenheim StylePlus—Mid Growth Fund returned 18.51%1, compared with the 21.10% return of its benchmark, the Russell Midcap® Growth Index.

Investment Approach

Through a combination of actively managed individual equity, passive equity, and actively managed fixed income, the Fund seeks to exceed the total return of the Russell Midcap Growth Index. The actively managed equity and fixed income components seek to provide multiple sources of outperformance and take advantage of Guggenheim’s competencies in both fixed income and systematic stock selection.

The active and passive decisions seek to add value by tactically allocating to actively managed equity through quantitative selection models when stock picking opportunities are high. During periods when Guggenheim views these opportunities to be less attractive, the Fund seeks to increase its passive exposure to equities and the allocation to fixed-income securities. The prospective return during such periods is the equity index plus an “alpha” component coming from the yield of the fixed-income overlay.

Performance Review

Over the period, from 15-20% of the total equity position was allocated to actively managed equity and 80-85% to passive equity. Remaining Fund assets were invested in the Guggenheim Strategy Funds, short-term fixed-income investment companies advised by Guggenheim Investments, whose objective is to seek a high level of income consistent with the preservation of capital.

The Fund underperformed the Russell Midcap Growth Index for the year ended September 2018. The fixed income sleeve was the largest contributor, as positions in asset-backed securities (“ABS”), investment-grade corporates, and Non-Agency residential mortgage-backed securities (“NA RMBS”) constituted the majority of the fixed income sleeve’s total return. The actively managed equity sleeve detracted from performance. The passive equity position, maintained through swap agreements and futures contracts, contributed to performance for the period.

When compared with the index, the total equity position (actively managed individual equity plus passive equity derivatives) was most overweight the Consumer Staples and Industrials sectors and most underweight the Health Care and Financials sectors.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

STYLEPLUS—MID GROWTH FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Dates:
A-Class	September 17, 1969
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	March 1, 2012

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund III	33.2%
Guggenheim Strategy Fund II	27.7%
Guggenheim Strategy Fund I	9.6%
Guggenheim Limited Duration Fund - Institutional Class	7.3%
NetApp, Inc.	0.3%
Citrix Systems, Inc.	0.3%
Amphenol Corp. — Class A	0.2%
ONEOK, Inc.	0.2%
Spirit AeroSystems Holdings, Inc. — Class A	0.2%
Cheniere Energy, Inc.	0.2%
Top Ten Total	79.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	18.51%	12.68%	11.95%
A-Class Shares with sales charge‡	12.88%	11.59%	11.30%
C-Class Shares	17.51%	11.71%	11.02%
C-Class Shares with CDSC§	16.51%	11.71%	11.02%
Russell Midcap Growth Index	21.10%	13.00%	13.46%

	1 Year	Since Inception (05/01/15)
P-Class Shares	18.26%	10.23%
Russell Midcap Growth Index	21.10%	11.24%

	1 Year	5 Year	Since Inception (03/01/12)
Institutional Class Shares	18.77%	12.76%	12.75%
Russell Midcap Growth Index	21.10%	13.00%	13.99%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell Midcap Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
STYLEPLUS—MID GROWTH FUND

	Shares	Value

COMMON STOCKS† - 19.7%

Consumer, Non-cyclical - 5.4%
United Rentals, Inc.*	1,286	$210,390
Kellogg Co.	2,905	203,408
Total System Services, Inc.	1,829	180,596
Post Holdings, Inc.*	1,841	180,492
Edwards Lifesciences Corp.*	1,036	180,368
CoreLogic, Inc.*	3,256	160,879
Baxter International, Inc.	2,062	158,960
Western Union Co.	8,304	158,274
Hershey Co.	1,501	153,102
US Foods Holding Corp.*	4,956	152,744
Brown-Forman Corp. — Class B	2,981	150,690
McCormick & Company, Inc.	1,142	150,459
Performance Food Group Co.*	4,278	142,457
Keurig Dr Pepper, Inc.	5,783	133,992
ResMed, Inc.	1,155	133,218
Monster Beverage Corp.*	2,273	132,470
Sysco Corp.	1,778	130,238
Herbalife Nutrition Ltd.*	2,377	129,665
Centene Corp.*	871	126,103
IDEXX Laboratories, Inc.*	490	122,333
FleetCor Technologies, Inc.*	535	121,894
Quanta Services, Inc.*	3,482	116,229
Kimberly-Clark Corp.	1,003	113,981
Square, Inc. — Class A*	1,131	111,980
WellCare Health Plans, Inc.*	329	105,441
Jazz Pharmaceuticals plc*	590	99,197
Booz Allen Hamilton Holding Corp.	1,864	92,510
Sabre Corp.	3,296	85,960
Constellation Brands, Inc. — Class A	302	65,117
Hill-Rom Holdings, Inc.	626	59,094
Verisk Analytics, Inc. — Class A*	469	56,538
Nektar Therapeutics*	918	55,961
Clorox Co.	343	51,590
Alexion Pharmaceuticals, Inc.*	357	49,627
AmerisourceBergen Corp. — Class A	537	49,522
Gartner, Inc.*	312	49,452
Zoetis, Inc.	537	49,168
ABIOMED, Inc.*	109	49,023
PRA Health Sciences, Inc.*	444	48,925
Bright Horizons Family Solutions, Inc.*	415	48,904
Align Technology, Inc.*	125	48,902
CoStar Group, Inc.*	116	48,817
Molina Healthcare, Inc.*	327	48,625
Varian Medical Systems, Inc.*	432	48,354
Avery Dennison Corp.	445	48,216
Cintas Corp.	240	47,474
Total Consumer, Non-cyclical		4,861,339

Industrial - 4.1%
Amphenol Corp. — Class A	2,389	224,614
Spirit AeroSystems Holdings, Inc. — Class A	2,342	214,691
Cummins, Inc.	1,281	187,116
Masco Corp.	5,051	184,867
Rockwell Automation, Inc.	942	176,644
Waters Corp.*	905	176,185
XPO Logistics, Inc.*	1,472	168,058
Parker-Hannifin Corp.	907	166,824
Textron, Inc.	2,263	161,737
Harris Corp.	897	151,782
Ingersoll-Rand plc	1,461	149,460
Genesee & Wyoming, Inc. — Class A*	1,545	140,580
Huntington Ingalls Industries, Inc.	529	135,466
Xylem, Inc.	1,572	125,555
Expeditors International of Washington, Inc.	1,619	119,045
Sensata Technologies Holding plc*	2,137	105,888
EMCOR Group, Inc.	1,372	103,051
FLIR Systems, Inc.	1,561	95,955
Barnes Group, Inc.	1,288	91,487
Roper Technologies, Inc.	305	90,344
TransDigm Group, Inc.*	230	85,629
J.B. Hunt Transport Services, Inc.	717	85,280
Werner Enterprises, Inc.	2,027	71,654
Fortive Corp.	761	64,076
Rexnord Corp.*	2,016	62,093
Fortune Brands Home & Security, Inc.	1,132	59,271
EnerSys	601	52,365
Coherent, Inc.*	283	48,730
Crown Holdings, Inc.*	1,013	48,624
Hubbell, Inc.	363	48,486
Gentex Corp.	2,252	48,328
Packaging Corporation of America	435	47,715
Martin Marietta Materials, Inc.	258	46,943
Total Industrial		3,738,543

Technology - 4.0%
NetApp, Inc.	2,956	253,891
Citrix Systems, Inc.*	2,163	240,439
Fiserv, Inc.*	2,603	214,435
Fidelity National Information Services, Inc.	1,625	177,239
Skyworks Solutions, Inc.	1,725	156,475
Autodesk, Inc.*	927	144,714
Lam Research Corp.	941	142,750
Cognizant Technology Solutions Corp. — Class A	1,788	137,944
Maxim Integrated Products, Inc.	2,445	137,873
Analog Devices, Inc.	1,363	126,023
ServiceNow, Inc.*	626	122,464
Zebra Technologies Corp. — Class A*	687	121,482
Advanced Micro Devices, Inc.*	3,603	111,297
ON Semiconductor Corp.*	5,894	108,626
Dell Technologies Incorporated Class V — Class V*	1,080	104,890
Xilinx, Inc.	1,175	94,200
Paychex, Inc.	1,215	89,485
First Data Corp. — Class A*	3,652	89,365
Black Knight, Inc.*	1,612	83,743
Akamai Technologies, Inc.*	1,032	75,491
MAXIMUS, Inc.	1,124	73,127
KLA-Tencor Corp.	691	70,282

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
STYLEPLUS—MID GROWTH FUND

	Shares	Value

Microchip Technology, Inc.	842	$66,442
NCR Corp.*	2,321	65,940
Cypress Semiconductor Corp.	4,397	63,712
Teradyne, Inc.	1,709	63,199
MKS Instruments, Inc.	765	61,315
Red Hat, Inc.*	418	56,965
Splunk, Inc.*	467	56,465
Broadridge Financial Solutions, Inc.	412	54,363
NXP Semiconductor N.V.	603	51,556
Veeva Systems, Inc. — Class A*	464	50,516
SS&C Technologies Holdings, Inc.	860	48,874
j2 Global, Inc.	588	48,716
Teradata Corp.*	1,275	48,080
Total Technology		3,612,378

Consumer, Cyclical - 3.0%
Allison Transmission Holdings, Inc.	3,439	178,862
HD Supply Holdings, Inc.*	4,102	175,524
Southwest Airlines Co.	2,611	163,057
Delta Air Lines, Inc.	2,819	163,023
PulteGroup, Inc.	6,068	150,304
AutoZone, Inc.*	184	142,729
Ross Stores, Inc.	1,389	137,650
Nu Skin Enterprises, Inc. — Class A	1,472	121,322
Lear Corp.	778	112,810
WW Grainger, Inc.	310	110,797
Live Nation Entertainment, Inc.*	2,000	108,940
Wynn Resorts Ltd.	792	100,631
Aptiv plc	1,148	96,317
Dana, Inc.	4,632	86,480
Best Buy Company, Inc.	957	75,948
Wyndham Destinations, Inc.	1,599	69,333
Toll Brothers, Inc.	1,802	59,520
Lions Gate Entertainment Corp. — Class A	2,395	58,414
Domino’s Pizza, Inc.	168	49,526
O’Reilly Automotive, Inc.*	141	48,972
VF Corp.	524	48,968
Fastenal Co.	841	48,795
Dunkin’ Brands Group, Inc.	658	48,508
Dollar General Corp.	443	48,420
DR Horton, Inc.	1,142	48,169
Darden Restaurants, Inc.	431	47,923
Burlington Stores, Inc.*	294	47,898
Visteon Corp.*	513	47,658
Vail Resorts, Inc.	168	46,103
Lennar Corp. — Class A	982	45,850
Lululemon Athletica, Inc.*	253	41,110
Total Consumer, Cyclical		2,729,561

Communications - 2.1%
CDW Corp.	2,063	183,442
F5 Networks, Inc.*	828	165,120
Omnicom Group, Inc.	2,374	161,480
Interpublic Group of Companies, Inc.	6,413	146,665
GoDaddy, Inc. — Class A*	1,588	132,423
eBay, Inc.*	3,910	129,108
Motorola Solutions, Inc.	957	124,544
AMC Networks, Inc. — Class A*	1,570	104,154
Twitter, Inc.*	3,498	99,553
Palo Alto Networks, Inc.*	409	92,131
InterDigital, Inc.	1,097	87,760
VeriSign, Inc.*	544	87,105
Arista Networks, Inc.*	231	61,414
Expedia Group, Inc.	430	56,107
CBS Corp. — Class B	892	51,245
LogMeIn, Inc.	568	50,609
New York Times Co. — Class A	2,146	49,680
Zayo Group Holdings, Inc.*	1,421	49,337
Sirius XM Holdings, Inc.	7,625	48,190
Vonage Holdings Corp.*	3,389	47,988
Total Communications		1,928,055

Energy - 0.7%
ONEOK, Inc.	3,267	221,470
Cheniere Energy, Inc.*	3,089	214,655
Delek US Holdings, Inc.	1,955	82,951
CVR Energy, Inc.	1,971	79,273
Total Energy		598,349

Basic Materials - 0.3%
Chemours Co.	1,237	48,788
Celanese Corp. — Class A	425	48,450
LyondellBasell Industries N.V. — Class A	465	47,667
FMC Corp.	546	47,600
Westlake Chemical Corp.	564	46,874
Total Basic Materials		239,379

Financial - 0.1%
Alliance Data Systems Corp.	345	81,475

Total Common Stocks
(Cost $17,062,541)		17,789,079

MUTUAL FUNDS† - 77.8%
Guggenheim Strategy Fund III[1]	1,201,614	30,040,343
Guggenheim Strategy Fund II1	1,003,150	25,058,692
Guggenheim Strategy Fund I1	345,008	8,642,455
Guggenheim Limited Duration Fund - Institutional Class[1]	267,271	6,598,929
Total Mutual Funds
(Cost $70,102,054)		70,340,419

MONEY MARKET FUND† - 2.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 1.91%[2]	2,330,612	2,330,612
Total Money Market Fund
(Cost $2,330,612)		2,330,612

Total Investments - 100.1%
(Cost $89,495,207)		$90,460,110
Other Assets & Liabilities, net - (0.1)%		(102,367)
Total Net Assets - 100.0%		$90,357,743

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
STYLEPLUS—MID GROWTH FUND

Futures Contracts
Description	Contracts	Expiration Date	Notional Amount	Value and Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	8	Dec 2018	$1,620,320	$(8,870)
S&P 500 Index Mini Futures Contracts	4	Dec 2018	583,800	783
NASDAQ-100 Index Mini Futures Contracts	3	Dec 2018	459,405	7,780
			$2,663,525	$(307)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements††
Wells Fargo Bank, N.A	Russell MidCap Growth Index	2.34%	At Maturity	09/30/19	21,759	$69,902,311	$(297,228)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
CVR — Contingent Value Rights

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
STYLEPLUS—MID GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$17,789,079	$—	$—	$17,789,079
Mutual Funds	70,340,419	—	—	70,340,419
Money Market Fund	2,330,612	—	—	2,330,612
Equity Futures Contracts**	8,563	—	—	8,563
Total Assets	$90,468,673	$—	$—	$90,468,673

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$8,870	$—	$—	$8,870
Equity Index Swap Agreements**	—	297,228	—	297,228
Total Liabilities	$8,870	$297,228	$—	$306,098

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Limited Duration Fund - Institutional Class	$6,472,821	$168,162	$—	$—	$(42,054)	$6,598,929	267,271	$168,022	$—
Guggenheim Strategy Fund I	7,911,590	8,995,375	(8,244,664)	35,284	(55,130)	8,642,455	345,008	188,539	3,292
Guggenheim Strategy Fund II	20,821,922	4,853,444	(538,595)	2,152	(80,231)	25,058,692	1,003,150	691,900	12,719
Guggenheim Strategy Fund III	27,334,521	2,753,150	—	—	(47,328)	30,040,343	1,201,614	797,908	6,969
	$62,540,854	$16,770,131	$(8,783,259)	$37,436	$(224,743)	$70,340,419		$1,846,369	$22,980

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $19,393,153)	$20,119,691
Investments in affiliated issuers, at value (cost $70,102,054)	70,340,419
Cash	23,475
Segregated cash with broker	508,050
Prepaid expenses	29,429
Receivables:
Securities sold	3,550,823
Dividends	177,523
Fund shares sold	97,153
Variation margin on futures contracts	5,150
Interest	3,518
Total assets	94,855,231

Liabilities:
Unrealized depreciation on swap agreements	297,228
Payable for:
Securities purchased	3,809,869
Swap settlement	118,612
Fund shares redeemed	78,014
Management fees	48,379
Interest	48,378
Distribution and service fees	17,611
Transfer agent/maintenance fees	11,583
Fund accounting/administration fees	5,363
Trustees’ fees*	899
Miscellaneous	61,552
Total liabilities	4,497,488
Net assets	$90,357,743

Net assets consist of:
Paid in capital	$73,366,247
Total distributable earnings (loss)	16,991,496
Net assets	$90,357,743

A-Class:
Net assets	$87,508,965
Capital shares outstanding	1,760,677
Net asset value per share	$49.70
Maximum offering price per share (Net asset value divided by 95.25%)	$52.18

C-Class:
Net assets	$1,849,101
Capital shares outstanding	51,683
Net asset value per share	$35.78

P-Class:
Net assets	$124,566
Capital shares outstanding	2,536
Net asset value per share	$49.12

Institutional Class:
Net assets	$875,111
Capital shares outstanding	17,571
Net asset value per share	$49.80

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

STYLEPLUS—MID GROWTH FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $121)	$186,333
Dividends from securities of affiliated issuers	1,846,369
Interest	40,259
Total investment income	2,072,961

Expenses:
Management fees	652,637
Distribution and service fees:
A-Class	204,973
C-Class	37,082
P-Class	388
Transfer agent/maintenance fees:
A-Class	89,288
C-Class	6,080
P-Class	369
Institutional Class	958
Interest expense	122,415
Fund accounting/administration fees	69,615
Registration fees	67,174
Trustees’ fees*	15,900
Custodian fees	14,168
Line of credit fees	374
Miscellaneous	90,539
Total expenses	1,371,960
Less:
Expenses waived by Adviser	(27,676)
Net expenses	1,344,284
Net investment income	728,677

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,074,389
Investments in affiliated issuers	37,436
Distributions received from affiliated investment company shares	22,980
Swap agreements	14,114,963
Futures contracts	486,058
Net realized gain	16,735,826
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(125,957)
Investments in affiliated issuers	(224,743)
Swap agreements	(2,338,016)
Futures contracts	(75,816)
Net change in unrealized appreciation (depreciation)	(2,764,532)
Net realized and unrealized gain	13,971,294
Net increase in net assets resulting from operations	$14,699,971

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$728,677	$588,488
Net realized gain on investments	16,735,826	11,928,136
Net change in unrealized appreciation (depreciation) on investments	(2,764,532)	428,088
Net increase in net assets resulting from operations	14,699,971	12,944,712

Distributions to Shareholders:
A-Class	(9,270,951)	(439,170)[1]
C-Class	(593,301)	— [1]
P-Class	(12,477)	(843)[1]
Institutional Class	(237,769)	(931)[1]
Total distributions to shareholders	(10,114,498)	(440,944)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,516,404	5,856,314
C-Class	374,112	312,663
P-Class	1,585,053	28,177
Institutional Class	2,172,283	1,622,366
Distributions reinvested
A-Class	8,840,748	412,205
C-Class	587,100	—
P-Class	12,477	843
Institutional Class	232,834	872
Cost of shares redeemed
A-Class	(8,509,704)	(13,228,907)
C-Class	(3,089,435)	(677,278)
P-Class	(1,603,227)	(27,021)
Institutional Class	(3,242,555)	(62,579)
Net increase (decrease) from capital share transactions	2,876,090	(5,762,345)
Net increase in net assets	7,461,563	6,741,423

Net assets:
Beginning of year	82,896,180	76,154,757
End of year	$90,357,743	$82,896,180

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

STYLEPLUS—MID GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	115,313	142,987
C-Class	10,754	9,803
P-Class	32,510	630
Institutional Class	47,234	35,348
Shares issued from reinvestment of distributions
A-Class	197,822	10,323
C-Class	18,125	—
P-Class	282	21
Institutional Class	5,208	22
Shares redeemed
A-Class	(180,073)	(306,993)
C-Class	(89,006)	(20,979)
P-Class	(32,829)	(607)
Institutional Class	(71,578)	(1,458)
Net increase (decrease) in shares	53,762	(130,903)

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.34	$40.52	$41.49	$45.82	$43.54
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	.34	.19	.07	.16
Net gain (loss) on investments (realized and unrealized)	7.70	6.72	4.25	.63	6.21
Total from investment operations	8.11	7.06	4.44	.70	6.37
Less distributions from:
Net investment income	(.24)	(.24)	(.05)	—	—
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.75)	(.24)	(5.41)	(5.03)	(4.09)
Net asset value, end of period	$49.70	$47.34	$40.52	$41.49	$45.82

Total Return[b]	18.51%	17.54%	11.55%	1.04%	15.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$87,509	$77,049	$72,179	$73,178	$77,363
Ratios to average net assets:
Net investment income (loss)	0.87%	0.78%	0.48%	0.16%	0.36%
Total expenses[c]	1.55%	1.45%	1.45%	1.47%	1.67%
Net expenses[d]	1.52%[g]	1.42%	1.43%	1.47%	1.65%
Portfolio turnover rate	52%	43%	61%	75%	112%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$35.64	$30.58	$32.78	$37.48	$36.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.03)	(.12)	(.25)	(.20)
Net gain (loss) on investments (realized and unrealized)	5.63	5.09	3.28	.58	5.14
Total from investment operations	5.65	5.06	3.16	.33	4.94
Less distributions from:
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.51)	—	(5.36)	(5.03)	(4.09)
Net asset value, end of period	$35.78	$35.64	$30.58	$32.78	$37.48

Total Return[b]	17.51%	16.55%	10.55%	0.20%	14.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,849	$3,984	$3,760	$4,762	$4,329
Ratios to average net assets:
Net investment income (loss)	0.05%	(0.08%)	(0.42%)	(0.68%)	(0.55%)
Total expenses[c]	2.33%	2.31%	2.34%	2.31%	2.57%
Net expenses[d]	2.30%[g]	2.27%	2.32%	2.31%	2.55%
Portfolio turnover rate	52%	43%	61%	75%	112%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$46.83	$40.27	$41.48	$45.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.24	.26	— [f]
Net gain (loss) on investments (realized and unrealized)	7.61	6.65	4.09	(4.48)
Total from investment operations	7.93	6.89	4.35	(4.48)
Less distributions from:
Net investment income	(.13)	(.33)	(.20)	—
Net realized gains	(5.51)	—	(5.36)	—
Total distributions	(5.64)	(.33)	(5.56)	—
Net asset value, end of period	$49.12	$46.83	$40.27	$41.48

Total Return	18.26%	17.27%	11.36%	(9.75%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$121	$102	$11
Ratios to average net assets:
Net investment income (loss)	0.67%	0.55%	0.69%	—
Total expenses[c]	1.68%	1.66%	1.39%	1.49%
Net expenses[d]	1.64%[g]	1.63%	1.35%	1.49%
Portfolio turnover rate	52%	43%	61%	75%

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STYLEPLUS—MID GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$47.48	$40.59	$41.64	$45.96	$43.72
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.42	.19	.11	.11
Net gain (loss) on investments (realized and unrealized)	7.71	6.78	4.25	.60	6.22
Total from investment operations	8.24	7.20	4.44	.71	6.33
Less distributions from:
Net investment income	(.41)	(.31)	(.13)	—	—
Net realized gains	(5.51)	—	(5.36)	(5.03)	(4.09)
Total distributions	(5.92)	(.31)	(5.49)	(5.03)	(4.09)
Net asset value, end of period	$49.80	$47.48	$40.59	$41.64	$45.96

Total Return	18.77%	17.88%	11.50%	1.08%	15.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$875	$1,743	$113	$54	$30
Ratios to average net assets:
Net investment income (loss)	1.11%	0.95%	0.48%	0.23%	0.24%
Total expenses[c]	1.26%	1.26%	1.46%	1.41%	1.81%
Net expenses[d]	1.23%[g]	1.22%	1.44%	1.41%	1.79%
Portfolio turnover rate	52%	43%	61%	75%	112%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net investment income is less than $0.01 per share.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year presented was as follows:

09/30/18
A-Class	1.37%
C-Class	2.18%
P-Class	1.52%
Institutional Class	1.11%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim World Equity Income Fund is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Evan Einstein, Director and Portfolio Manager. In the following paragraphs, the investment team discusses performance for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, Guggenheim World Equity Income Fund returned 8.01%1, compared with the 11.24% return of its benchmark, the MSCI World Index.

Performance Review

As has historically been the case, the defensive nature of the World Equity Income Fund means the fund tends to underperform during appreciating equity markets. The Fund did deliver a strong dividend yield and lower risk as compared to its benchmark.

During the period, the Fund benefited from stock selection in Energy and Consumer Staples. Stock selection in Information Technology and Financials detracted most from performance.

The portfolio added to its Energy holdings during the period, which were bolstered by oil prices that have remained consistently above $60 per barrel.

Over the period, the Fund increased its exposure to the Consumer Discretionary sector, reflecting a positive view of growth in the real economy. With the national unemployment rate at a recent record, those who are comfortably employed, and possibly even quitting to move into more attractive roles, tend to also be confident and prolific consumers.

However, L Brands, Inc., a recent portfolio addition within the sector, was the leading individual detractor for the period. The company, like many other retailers, fell dramatically out of favor with investors, but unlike many of them, has incredibly strong brands such as Victoria Secret, and Bath & Body Works. The company’s sales have been improving, and it maintains an attractive dividend.

Western Digital Corp. was the Fund’s second-largest detractor, weighing down the Information Technology sector. But this was offset by strong individual contributors Apple, Inc. and Microsoft Corp.

Among the Fund’s high-level views for the period was the attractiveness of banks, in both the U.S. and selectively in Europe, as well as, relatively speaking, foreign markets, due to ongoing monetary stimulus. The rewards were limited with banks as a group, detracting from the portfolio’s return relative to its MSCI World benchmark. However, we continue to believe there is value in this sector and remain committed to the position.

Among individual holdings in Financials, Mastercard, Inc. was a large contributor. It rose on good earnings and increasing penetration in Europe. Offsetting that was weakness in a major detractor, BNP Paribas S.A., which has yet to benefit from higher interest rates in the U.S. The holding is also expected to benefit from improved trading activity as global central banks unwind quantitative easing.

Some international markets, such as MSCI Europe and MSCI Emerging Markets, have underperformed U.S. and other global indices amid the constant threat of trade wars. Given the portfolio’s large international exposure, this was detrimental to total return. However, the tactical currency hedging program employed by the portfolio has muted this impact.

Another drag on relative return for the Fund was the outperformance of growth-oriented equities relative to value-oriented equities. The cumulative growth/value spread rivals its peak of the dot com bubble. While this was detrimental to portfolio returns for much of the period, we believe a reversal is due given the excessive valuations among growth names.

Portfolio Positioning

Positioning relative to sectors shows that Utilities was the largest overweight of the period, followed by Real Estate. Consumer Staples and Health Care were the largest underweights. Only the underweight to Healthcare detracted from return for the period. Communications Services, the former Telecommunications Services sector, was expanded a week before the period ended to include many companies that formerly were

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

in the Consumer Discretionary and Information Technology sectors. The Fund did not own many of the names that were moved into the newly named sector near the period end. It should also be noted that this sector reclassification will not be recognized by the benchmark until next quarter.

From a geographic perspective, the Fund’s largest overweights were in Canada and Hong Kong. The largest underweights were in the UK and Japan.

From a characteristic’s standpoint, the portfolio maintained its overweight to dividend yielding names. Additionally, the portfolio was positioned to have an overall low risk profile. As such, it was underweight names with a beta above one.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

WORLD EQUITY INCOME FUND

OBJECTIVE: Seeks to provide total return, comprised of capital appreciation and income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

COUNTRY DIVERSIFICATION

Country	% of Long Term Investments
United States	55.8%
Japan	6.8%
Canada	6.4%
Australia	6.0%
United Kingdom	4.4%
France	4.3%
Switzerland	3.7%
Other	12.6%
Total Long Term Investments	100.0%

Inception Dates:
A-Class	October 1, 1993
C-Class	January 29, 1999
P-Class	May 1, 2015
Institutional Class	May 2, 2011

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	2.0%
Exxon Mobil Corp.	1.7%
Johnson & Johnson	1.6%
Pfizer, Inc.	1.4%
Mastercard, Inc. — Class A	1.4%
Home Depot, Inc.	1.4%
Amazon.com, Inc.	1.3%
UnitedHealth Group, Inc.	1.3%
Microsoft Corp.	1.2%
TOTAL S.A.	1.1%
Top Ten Total	14.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	8.01%	7.16%	6.01%
A-Class Shares with sales charge‡	2.88%	6.12%	5.39%
C-Class Shares	7.27%	6.37%	5.23%
C-Class Shares with CDSC§	6.27%	6.37%	5.23%
MSCI World Index	11.24%	9.28%	8.56%

	1 Year	Since Inception (05/01/15)
P-Class Shares	7.99%	7.01%
MSCI World Index	11.24%	8.15%

	1 Year	5 Year	Since Inception (05/02/11)
Institutional Class Shares	8.34%	7.43%	5.58%
MSCI World Index	11.24%	9.28%	8.46%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The MSCI World Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class, P-Class and Institutional Class will vary due to differences in fee structures.

‡

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS	September 30, 2018
WORLD EQUITY INCOME FUND

	Shares	Value

COMMON STOCKS† - 98.6%

Financial - 23.7%
Mastercard, Inc. — Class A	5,600	$1,246,616
BNP Paribas S.A.	14,000	856,874
Westpac Banking Corp.	40,200	811,613
DNB ASA	38,200	803,766
Aflac, Inc.	16,600	781,362
T. Rowe Price Group, Inc.	7,000	764,260
Trinity Industries, Inc.	427,200	745,213
MetLife, Inc.	15,800	738,176
Australia & New Zealand Banking Group Ltd.	35,800	729,250
Bank of Montreal	8,600	709,497
Swiss Re AG	7,220	666,604
Essex Property Trust, Inc. REIT	2,700	666,117
Bank Leumi Le-Israel BM	100,300	662,244
Unibail-Rodamco-Westfield	3,200	643,641
Public Storage REIT	3,100	625,053
Brilliance China Automotive Holdings Ltd. ADR*	12,000	619,430
Ageas	11,200	602,267
National Australia Bank Ltd. ADR	29,700	597,048
Simon Property Group, Inc. REIT	3,300	583,275
Nippon Building Fund, Inc. REIT	100	578,243
Bank Hapoalim BM	78,300	574,094
Canadian Imperial Bank of Commerce	6,000	562,320
SmartCentres Real Estate Investment Trust	21,300	503,224
United Urban Investment Corp. REIT	300	470,780
RioCan Real Estate Investment Trust	24,100	460,576
First Capital Realty, Inc.	29,100	439,407
New York Community Bancorp, Inc.	42,100	436,577
Toronto-Dominion Bank	7,100	431,531
Allianz AG	1,900	423,595
H&R Real Estate Investment Trust	26,000	400,047
Franklin Resources, Inc.	11,200	340,592
Power Financial Corp.	14,100	323,075
Welltower, Inc. REIT	5,000	321,600
IGM Financial, Inc.	8,200	225,414
JPMorgan Chase & Co.	1,800	203,112
AvalonBay Communities, Inc. REIT	1,100	199,265
Great-West Lifeco, Inc.	8,200	198,999
Assicurazioni Generali SpA	10,300	177,966
SEI Investments Co.	2,700	164,970
Extra Space Storage, Inc. REIT	1,900	164,616
CI Financial Corp.	9,600	152,467
Kinnevik Investment AB — Class B	4,900	148,389
Total Financial		21,753,165

Consumer, Non-cyclical - 17.3%
Johnson & Johnson	10,400	1,436,968
Pfizer, Inc.	29,300	1,291,251
UnitedHealth Group, Inc.	4,400	1,170,576
Roche Holding AG	3,900	944,904
AbbVie, Inc.	9,000	851,220
ABIOMED, Inc.*	1,600	719,600
Intuitive Surgical, Inc.*	1,200	688,800
Bristol-Myers Squibb Co.	11,000	682,880
Japan Tobacco, Inc.	26,000	678,719
Wesfarmers Ltd.	17,400	626,999
Robert Half International, Inc.	8,900	626,382
Merck & Company, Inc.	8,100	574,614
IDEXX Laboratories, Inc.*	2,200	549,252
Swedish Match AB	10,200	522,280
Marine Harvest ASA	22,300	516,615
Danone S.A.	5,800	449,210
Allergan plc	2,300	438,104
Rollins, Inc.	7,100	430,899
Woolworths Group Ltd.	16,300	330,855
Centene Corp.*	2,000	289,560
Regeneron Pharmaceuticals, Inc.*	700	282,828
ManpowerGroup, Inc.	3,200	275,072
Align Technology, Inc.*	700	273,854
Illumina, Inc.*	700	256,942
Automatic Data Processing, Inc.	1,700	256,122
Cardinal Health, Inc.	4,000	216,000
ResMed, Inc.	1,700	196,078
Sonova Holding AG	900	179,121
Gilead Sciences, Inc.	1,900	146,699
Total Consumer, Non-cyclical		15,902,404

Consumer, Cyclical - 13.9%
Home Depot, Inc.	6,000	1,242,900
LVMH Moet Hennessy Louis Vuitton SE	2,800	990,339
TJX Companies, Inc.	7,800	873,756
WW Grainger, Inc.	2,200	786,302
Macy’s, Inc.	21,500	746,695
Target Corp.	8,300	732,143
Kohl’s Corp.	9,300	693,315
Chipotle Mexican Grill, Inc. — Class A*	1,500	681,780
Fastenal Co.	11,300	655,626
Bandai Namco Holdings, Inc.	15,600	606,178
Las Vegas Sands Corp.	9,000	533,970
Darden Restaurants, Inc.	4,800	533,712
L Brands, Inc.	16,900	512,070
Ferguson plc	5,942	504,537
Crown Resorts Ltd.	45,400	449,274
Ford Motor Co.	47,900	443,075
Lawson, Inc.	7,100	432,424
Domino’s Pizza, Inc.	1,200	353,760
Iida Group Holdings Company Ltd.	19,700	350,411
Harvey Norman Holdings Ltd.	111,500	283,707
Polaris Industries, Inc.	2,100	211,995
Persimmon plc	4,900	151,034
Total Consumer, Cyclical		12,769,003

Technology - 13.3%
Apple, Inc.	8,200	1,851,068
Microsoft Corp.	10,000	1,143,700
Texas Instruments, Inc.	9,300	997,797
Accenture plc — Class A	5,800	987,160
International Business Machines Corp.	6,400	967,744
Canon, Inc.	23,100	733,946

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
WORLD EQUITY INCOME FUND

	Shares	Value

Intuit, Inc.	3,200	$727,680
Paychex, Inc.	9,300	684,945
Jack Henry & Associates, Inc.	3,685	589,895
Broadridge Financial Solutions, Inc.	4,100	540,995
Western Digital Corp.	9,200	538,568
Xilinx, Inc.	6,100	489,037
Oracle Corporation Japan	5,100	411,160
Intel Corp.	8,300	392,507
Splunk, Inc.*	3,200	386,912
Adobe Systems, Inc.*	1,100	296,945
Maxim Integrated Products, Inc.	4,000	225,560
Seagate Technology plc	4,000	189,400
Total Technology		12,155,019

Energy - 8.0%
Exxon Mobil Corp.	17,900	1,521,858
TOTAL S.A.	15,500	1,005,016
Targa Resources Corp.	13,400	754,554
BP plc	91,900	705,707
Woodside Petroleum Ltd.	21,600	602,377
Aker BP ASA	13,200	560,186
Valero Energy Corp.	4,000	455,000
TransCanada Corp.	10,200	412,771
Koninklijke Vopak N.V.	8,000	394,240
Chevron Corp.	3,100	379,068
Neste Oyj	3,900	322,434
Royal Dutch Shell plc — Class A	6,100	209,606
Total Energy		7,322,817

Industrial - 7.5%
Lockheed Martin Corp.	2,140	740,355
3M Co.	3,500	737,485
Emerson Electric Co.	9,600	735,168
TE Connectivity Ltd.	8,200	721,026
CH Robinson Worldwide, Inc.	7,100	695,232
Cummins, Inc.	4,700	686,529
Vinci S.A.	6,100	580,959
United Parcel Service, Inc. — Class B	4,800	560,400
Pentair plc	12,200	528,870
Expeditors International of Washington, Inc.	5,100	375,003
Brother Industries Ltd.	14,300	357,965
Illinois Tool Works, Inc.	1,200	169,344
Total Industrial		6,888,336

Communications - 7.3%
Amazon.com, Inc.*	600	1,201,800
Alphabet, Inc. — Class C*	800	954,776
Vodafone Group plc	325,400	697,637
KDDI Corp.	23,700	654,764
F5 Networks, Inc.*	2,800	558,376
NTT DOCOMO, Inc.	19,500	524,313
HKT Trust & HKT Ltd.	359,300	493,875
BCE, Inc.	11,800	478,159
TELUS Corp.	12,200	449,777
PCCW Ltd.	707,700	412,251
Facebook, Inc. — Class A*	1,700	279,582
Total Communications		6,705,310

Utilities - 6.4%
Dominion Energy, Inc.	11,868	834,083
CLP Holdings Ltd.	70,137	821,159
Centrica plc	361,600	729,770
Duke Energy Corp.	8,573	686,011
SSE plc	43,200	645,230
Power Assets Holdings Ltd.	92,000	640,519
PPL Corp.	19,354	566,298
Hong Kong & China Gas Company Ltd.	218,550	433,860
National Grid plc	26,500	273,330
OGE Energy Corp.	6,100	221,552
Total Utilities		5,851,812

Basic Materials - 0.6%
EMS-Chemie Holding AG	600	357,693
LyondellBasell Industries N.V. — Class A	1,500	153,765
Total Basic Materials		511,458

Diversified - 0.6%
Jardine Matheson Holdings Ltd.	8,100	508,275

Total Common Stocks
(Cost $83,713,189)		90,367,599

MONEY MARKET FUND† - 1.0%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares 1.91%[1]	959,558	959,558
Total Money Market Fund
(Cost $959,558)		959,558

Total Investments - 99.6%
(Cost $84,672,747)		$91,327,157
Other Assets & Liabilities, net - 0.4%		351,530
Total Net Assets - 100.0%		$91,678,687

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Sold Short†
Japanese Yen Futures Contracts	55	Dec 2018	$6,085,063	$72,241
Australian Dollar Futures Contracts	74	Dec 2018	5,352,420	(47,216)
			$11,437,483	$25,025

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
WORLD EQUITY INCOME FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$90,367,599	$—	$—	$90,367,599
Money Market Fund	959,558	—	—	959,558
Currency Futures Contracts**	72,241	—	—	72,241
Total Assets	$91,399,398	$—	$—	$91,399,398

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$47,216	$—	$—	$47,216

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $84,672,747)	$91,327,157
Foreign currency, at value (cost $39,084)	39,069
Segregated cash with broker	202,500
Prepaid expenses	30,976
Receivables:
Foreign tax reclaims	238,235
Dividends	157,515
Fund shares sold	23,467
Interest	1,488
Total assets	92,020,407

Liabilities:
Payable for:
Fund shares redeemed	175,647
Management fees	36,047
Printing fees	32,540
Professional fees	27,960
Transfer agent/maintenance fees	22,305
Distribution and service fees	15,652
Fund accounting/administration fees	5,428
Distributions to shareholders	2,784
Variation margin on futures contracts	2,320
Trustees’ fees*	907
Due to advisor	16
Miscellaneous	20,114
Total liabilities	341,720
Net assets	$91,678,687

Net assets consist of:
Paid in capital	$84,360,927
Total distributable earnings	7,317,760
Net assets	$91,678,687

A-Class:
Net assets	$67,679,200
Capital shares outstanding	4,290,492
Net asset value per share	$15.77
Maximum offering price per share (Net asset value divided by 95.25%)	$16.56

C-Class:
Net assets	$4,215,345
Capital shares outstanding	311,668
Net asset value per share	$13.53

P-Class:
Net assets	$194,999
Capital shares outstanding	12,250
Net asset value per share	$15.92

Institutional Class:
Net assets	$19,589,143
Capital shares outstanding	1,246,962
Net asset value per share	$15.71

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends (net of foreign withholding tax of $195,321)	$2,465,324
Interest	13,415
Total investment income	2,478,739

Expenses:
Management fees	641,307
Distribution and service fees:
A-Class	186,505
C-Class	60,667
P-Class	733
Transfer agent/maintenance fees:
A-Class	55,291
C-Class	7,986
P-Class	282
Institutional Class	1,435
Fund accounting/administration fees	73,293
Registration fees	70,671
Trustees’ fees*	16,618
Custodian fees	15,572
Line of credit fees	413
Miscellaneous	133,835
Recoupment of previously waived fees
A-Class	393
C-Class	96
Institutional Class	1,922
Total expenses	1,267,019
Less:
Expenses reimbursed by Adviser:
A Class	(46,771)
C Class	(7,272)
P Class	(261)
Institutional Class	(1,183)
Expenses waived by Adviser	(74,751)
Total waived/reimbursed expenses	(130,238)
Net expenses	1,136,781
Net investment income	1,341,958

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	6,133,629
Futures contracts	184,359
Foreign currency transactions	(5,675)
Net realized gain	6,312,313
Net change in unrealized appreciation (depreciation) on:
Investments	(623,342)
Futures contracts	25,025
Foreign currency translations	(3,833)
Net change in unrealized appreciation (depreciation)	(602,150)
Net realized and unrealized gain	5,710,163
Net increase in net assets resulting from operations	$7,052,121

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 113

WORLD EQUITY INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,341,958	$1,962,451
Net realized gain on investments	6,312,313	5,683,972
Net change in unrealized appreciation (depreciation) on investments	(602,150)	2,701,224
Net increase in net assets resulting from operations	7,052,121	10,347,647

Distributions to Shareholders:
A-Class	(1,156,255)	(1,967,488)[1]
C-Class	(47,501)	(114,346)[1]
P-Class	(4,572)	(4,295)[1]
Institutional Class	(204,911)	(76,242)[1]
Total distributions to shareholders	(1,413,239)	(2,162,371)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,655,092	13,238,403
C-Class	604,160	1,571,277
P-Class	102,160	257,778
Institutional Class	17,699,901	2,745,914
Distributions reinvested
A-Class	1,146,400	1,954,121
C-Class	45,750	105,916
P-Class	4,572	4,295
Institutional Class	201,768	64,249
Cost of shares redeemed
A-Class	(25,252,350)	(22,525,744)
C-Class	(3,249,720)	(1,219,393)
P-Class	(283,546)	(59,428)
Institutional Class	(2,769,819)	(2,173,544)
Net decrease from capital share transactions	(5,095,632)	(6,036,156)
Net increase in net assets	543,250	2,149,120

Net assets:
Beginning of year	91,135,437	88,986,317
End of year	$91,678,687	$91,135,437

Capital share activity:
Shares sold
A-Class	431,369	954,221
C-Class	45,705	129,787
P-Class	6,473	17,585
Institutional Class	1,160,747	194,275
Shares issued from reinvestment of distributions
A-Class	74,729	136,806
C-Class	3,491	8,654
P-Class	295	295
Institutional Class	13,131	4,518
Shares redeemed
A-Class	(1,645,397)	(1,611,230)
C-Class	(244,443)	(100,543)
P-Class	(18,035)	(4,084)
Institutional Class	(180,147)	(155,571)
Net decrease in shares	(352,082)	(425,287)

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 9).

114 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.84	$13.54	$12.28	$13.51	$12.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	.31	.31	.29	.38
Net gain (loss) on investments (realized and unrealized)	.95	1.34	1.26	(1.18)	.95
Total from investment operations	1.18	1.65	1.57	(.89)	1.33
Less distributions from:
Net investment income	(.25)	(.35)	(.31)	(.34)	(.42)
Total distributions	(.25)	(.35)	(.31)	(.34)	(.42)
Net asset value, end of period	$15.77	$14.84	$13.54	$12.28	$13.51

Total Return[b]	8.01%	12.31%	12.85%	(6.70%)	10.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,679	$80,598	$80,575	$73,568	$78,783
Ratios to average net assets:
Net investment income (loss)	1.48%	2.23%	2.36%	2.21%	2.81%
Total expenses[c]	1.37%	1.34%	1.48%	1.48%	1.66%
Net expenses[d,g]	1.22%	1.24%	1.48%	1.43%	1.49%
Portfolio turnover rate	125%	94%	51%	131%	131%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.72	$11.63	$10.55	$11.61	$10.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.19	.18	.17	.25
Net gain (loss) on investments (realized and unrealized)	.83	1.13	1.09	(1.02)	.81
Total from investment operations	.92	1.32	1.27	(.85)	1.06
Less distributions from:
Net investment income	(.11)	(.23)	(.19)	(.21)	(.24)
Total distributions	(.11)	(.23)	(.19)	(.21)	(.24)
Net asset value, end of period	$13.53	$12.72	$11.63	$10.55	$11.61

Total Return[b]	7.27%	11.46%	12.05%	(7.40%)	9.79%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,215	$6,449	$5,455	$5,936	$5,337
Ratios to average net assets:
Net investment income (loss)	0.71%	1.53%	1.59%	1.50%	2.13%
Total expenses[c]	2.18%	2.19%	2.35%	2.28%	2.62%
Net expenses[d,f,g]	1.97%	1.99%	2.23%	2.23%	2.24%
Portfolio turnover rate	125%	94%	51%	131%	131%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$15.08	$13.73	$12.33	$13.62
Income (loss) from investment operations:
Net investment income (loss)[a]	.24	.33	.33	.12
Net gain (loss) on investments (realized and unrealized)	.95	1.35	1.35	(1.29)
Total from investment operations	1.19	1.68	1.68	(1.17)
Less distributions from:
Net investment income	(.35)	(.33)	(.28)	(.12)
Total distributions	(.35)	(.33)	(.28)	(.12)
Net asset value, end of period	$15.92	$15.08	$13.73	$12.33

Total Return	7.99%	12.32%	13.73%	(8.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$195	$355	$133	$9
Ratios to average net assets:
Net investment income (loss)	1.50%	2.28%	2.58%	2.14%
Total expenses[c]	1.40%	1.76%	1.33%	3.54%
Net expenses[d,g]	1.22%	1.24%	1.33%	1.48%
Portfolio turnover rate	125%	94%	51%	131%

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WORLD EQUITY INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$14.74	$13.44	$12.23	$13.45	$12.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.35	.31	.36	.44
Net gain (loss) on investments (realized and unrealized)	.93	1.33	1.28	(1.21)	.90
Total from investment operations	1.22	1.68	1.59	(.85)	1.34
Less distributions from:
Net investment income	(.25)	(.38)	(.38)	(.37)	(.42)
Total distributions	(.25)	(.38)	(.38)	(.37)	(.42)
Net asset value, end of period	$15.71	$14.74	$13.44	$12.23	$13.45

Total Return	8.34%	12.61%	13.11%	(6.42%)	10.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,589	$3,734	$2,824	$4,541	$911
Ratios to average net assets:
Net investment income (loss)	1.85%	2.50%	2.42%	2.70%	3.27%
Total expenses[c]	1.02%	1.09%	1.30%	1.23%	1.33%
Net expenses[d,f,g]	0.97%	0.98%	1.22%	1.23%	1.23%
Portfolio turnover rate	125%	94%	51%	131%	131%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]

The portion of the ratios of expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	—	—
Institutional Class	0.02%	0.03%

*	Less than 0.01%.

[g]

Net expenses may include expenses that are excluded from the expense limitation agreement and recouped amounts. Excluding these expenses, the net expense ratios for the periods presented was as follows:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.22%	1.22%	1.46%	1.46%	1.46%
C-Class	1.97%	1.97%	2.21%	2.21%	2.21%
P-Class	1.22%	1.22%	1.32%	1.46%	—
Institutional Class	0.97%	0.96%	1.21%	1.21%	1.21%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds.

Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares.

This report covers the Alpha Opportunity Fund, Large Cap Value Fund, Market Neutral Real Estate Fund, Risk Managed Real Estate Fund, Small Cap Value Fund, StylePlus—Large Core Fund, StylePlus—Mid Growth Fund, and World Equity Income Fund (the “Funds”), each a diversified investment company with the exception of the Large Cap Value Fund, Market Neutral Real Estate Fund and Risk Managed Real Estate Fund, which are each a non-diversified investment company. At September 30, 2018, only A-Class, C-Class, P-Class and Institutional Class shares have been issued by the Funds.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the Official Settlement Price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by a Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Dividends from net investment income are declared quarterly in the World Equity Income Fund and Risk Managed Real Estate Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(k) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(l) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 121

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
StylePlus—Large Core Fund	Index exposure	$2,858,084	$—
StylePlus—Mid Growth Fund	Index exposure	1,600,285	—
World Equity Income Fund	Hedge	—	9,805,426

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return and custom basket swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Alpha Opportunity Fund	Hedge, Leverage	$67,687,284	$219,316,435
Market Neutral Real Estate Fund	Leverage	—	5,260,596
Risk Managed Real Estate Fund	Leverage	39,902,887	39,685,870
StylePlus—Large Core Fund	Index Exposure	177,728,122	—
StylePlus—Mid Growth Fund	Index Exposure	69,187,783	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at September 30, 2018
Alpha Opportunity Fund	$—	$1,469,676	$—	$1,469,676
Market Neutral Real Estate Fund	—	84,218	—	84,218
Risk Managed Real Estate Fund	—	1,716,831	—	1,716,831
StylePlus—Large Core Fund	9,004	995,558	—	1,004,562
StylePlus—Mid Growth Fund	8,563	—	—	8,563
World Equity Income Fund	—	—	72,241	72,241

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Currency Risk*	Total Value at September 30, 2018
Alpha Opportunity Fund	$—	$11,316,175	$—	$11,316,175
StylePlus—Mid Growth Fund	8,870	297,228	—	306,098
World Equity Income Fund	—	—	47,216	47,216

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total Value at September 30, 2018
Alpha Opportunity Fund	$—	$(30,992,822)	$—	$(30,992,822)
Market Neutral Real Estate Fund	—	(417,252)	—	(417,252)
Risk Managed Real Estate Fund	—	(1,259,792)	—	(1,259,792)
StylePlus—Large Core Fund	511,983	28,674,487	—	29,186,470
StylePlus—Mid Growth Fund	486,058	14,114,963	—	14,601,021
World Equity Income Fund	—	—	184,359	184,359

THE GUGGENHEIM FUNDS ANNUAL REPORT | 123

NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Total Value at September 30, 2018
Alpha Opportunity Fund	$—	$196,804	$—	$196,804
Market Neutral Real Estate Fund	—	126,033	—	126,033
Risk Managed Real Estate Fund	—	1,201,027	—	1,201,027
StylePlus—Large Core Fund	(16,136)	(2,608,283)	—	(2,624,419)
StylePlus—Mid Growth Fund	(75,816)	(2,338,016)	—	(2,413,832)
World Equity Income Fund	—	—	25,025	25,025

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. The Funds use, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets*	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Alpha Opportunity Fund	Swap equity contracts	$1,469,676	$—	$1,469,676	$(1,469,676)	$—	$—
Market Neutral Real Estate Fund	Swap equity contracts	84,218	—	84,218	—	—	84,218
Risk Managed Real Estate Fund	Swap equity Contracts	1,716,831	—	1,716,831	—	(960,000)	756,831
StylePlus—Large Core Fund	Swap equity contracts	995,558	—	995,558	—	(730,000)	265,558

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Alpha Opportunity Fund	Swap equity Contracts	$11,316,175	$—	$11,316,175	$(11,316,175)	$—	$—
StylePlus—Mid Growth Fund	Swap equity contracts	297,228	—	297,228	—	(297,228)	—

*	Exchange-traded or centrally cleared derivatives are excluded from these reported amounts.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 125

NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The derivatives tables following the Schedules of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty/ Clearing Agent	Asset Type	Cash Pledged	Cash Received
Risk Managed Real Estate Fund	Morgan Stanley	Custom Basket swap agreements	$—	$960,000
StylePlus—Large Core Fund	Morgan Stanley	Futures contracts	276,000	—
	Wells Fargo	Total Return swap agreements	—	730,000
StylePlus—Mid Growth Fund	Morgan Stanley	Futures contracts	108,050	—
	Wells Fargo	Total Return swap agreements	400,000	—
World Equity Income Fund	Bank of America Merrill Lynch	Futures contracts	202,500	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Alpha Opportunity Fund	0.90%
Large Cap Value Fund	0.65%
Market Neutral Real Estate Fund	1.10%
Risk Managed Real Estate Fund	0.75%
Small Cap Value Fund	0.75%
StylePlus—Large Core Fund	0.75%
StylePlus—Mid Growth Fund	0.75%
World Equity Income Fund	0.70%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Alpha Opportunity Fund – A-Class	1.76%	05/31/17	02/01/20
Alpha Opportunity Fund – C-Class	2.51%	05/31/17	02/01/20
Alpha Oportunity Fund – P-Class	1.76%	05/31/17	02/01/20
Alpha Opportunity Fund – Institutional Class	1.51%	05/31/17	02/01/20
Large Cap Value Fund – A-Class	1.15%	11/30/12	02/01/20
Large Cap Value Fund – C-Class	1.90%	11/30/12	02/01/20
Large Cap Value Fund – P-Class	1.15%	05/01/15	02/01/20
Large Cap Value Fund – Institutional Class	0.90%	06/05/13	02/01/20
Market Neutral Real Estate Fund – A-Class	1.65%	02/26/16	02/01/20
Market Neutral Real Estate Fund – C-Class	2.40%	02/26/16	02/01/20
Market Neutral Real Estate Fund – P-Class	1.65%	02/26/16	02/01/20
Market Neutral Real Estate Fund – Institutional Class	1.40%	02/26/16	02/01/20
Risk Managed Real Estate Fund – A-Class	1.30%	03/26/14	02/01/20
Risk Managed Real Estate Fund – C-Class	2.05%	03/26/14	02/01/20
Risk Managed Real Estate Fund – P-Class	1.30%	05/01/15	02/01/20
Risk Managed Real Estate Fund – Institutional Class	1.10%	03/26/14	02/01/20
Small Cap Value Fund – A-Class	1.30%	11/30/12	02/01/20
Small Cap Value Fund – C-Class	2.05%	11/30/12	02/01/20
Small Cap Value Fund – P-Class	1.30%	05/01/15	02/01/20
Small Cap Value Fund – Institutional Class	1.05%	11/30/12	02/01/20
World Equity Income Fund – A-Class	1.22%	08/15/13	02/01/20
World Equity Income Fund – C-Class	1.97%	08/15/13	02/01/20
World Equity Income Fund – P-Class	1.22%	05/01/15	02/01/20
World Equity Income Fund – Institutional Class	0.97%	08/15/13	02/01/20

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NOTES TO FINANCIAL STATEMENTS (continued)

GI and GPIM are entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI and GPIM are entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI or GPIM. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	Fund Total
Alpha Opportunity Fund
A-Class	$—	$7,212	$760	$7,972
C-Class	7,081	1,244	574	8,899
P-Class	—	—	875	875
Institutional Class	—	—	—	—
Large Cap Value Fund
A-Class	87,212	78,038	93,910	259,160
C-Class	9,306	6,283	6,839	22,428
P-Class	338	762	552	1,652
Institutional Class	1,129	1,773	3,127	6,029
Market Neutral Real Estate Fund
A-Class	997	3,417	13,868	18,282
C-Class	905	4,410	4,083	9,398
P-Class	979	5,860	16,626	23,465
Institutional Class	45,647	151,686	164,604	361,937
Risk Managed Real Estate Fund
A-Class	—	320	2,701	3,021
C-Class	2,257	1,084	1,513	4,854
P-Class	—	1,356	4,143	5,499
Institutional Class	—	—	2,263	2,263
Small Cap Value Fund
A-Class	123,706	71,327	91,854	286,887
C-Class	49,668	29,870	31,586	111,124
P-Class	116	336	215	667
Institutional Class	4,063	15,554	34,694	54,311
World Equity Income Fund
A-Class	—	84,949	111,231	196,180
C-Class	7,207	12,042	12,493	31,742
P-Class	—	896	531	1,427
Institutional Class	—	2,846	5,983	8,829

For the year ended September 30, 2018, GI and GPIM recouped amounts from the Funds as follows:

Alpha Opportunity Fund	$15,177
Large Cap Value Fund	435
Risk Managed Real Estate Fund	35,307
World Equity Income Fund	2,411

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2018, the StylePlus—Large Core Fund and StylePlus—Mid Growth Fund waived $69,587 and $27,676, respectively, related to investments in affiliated fund.

For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain officers and trustees of the Trust are also officers of GI, GPIM and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI, GPIM and GFD.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Trust’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

At September 30, 2018, GI and GPIM and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Alpha Opportunity Fund	79%
Market Neutral Real Estate Fund	65%

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$8,954,485	$2,150,783	$11,105,268
Large Cap Value Fund	2,185,587	3,071,973	5,257,560
Market Neutral Real Estate Fund	107,397	186,509	293,906
Risk Managed Real Estate Fund	6,909,847	1,379,189	8,289,036
Small Cap Value Fund	701,900	806,822	1,508,722
StylePlus-Large Core Fund	6,099,024	29,626,914	35,725,938
StylePlus-Mid Growth Fund	437,238	9,677,260	10,114,498
World Equity Income Fund	1,413,239	—	1,413,239

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Alpha Opportunity Fund	$—	$57,679	$57,679
Large Cap Value Fund	813,658	2,028,231	2,841,889
Market Neutral Real Estate Fund	—	—	—
Risk Managed Real Estate Fund	4,792,400	392,669	5,185,069
Small Cap Value Fund	92,293	—	92,293
StylePlus-Large Core Fund	4,562,047	779,695	5,341,742
StylePlus-Mid Growth Fund	440,944	—	440,944
World Equity Income Fund	2,162,371	—	2,162,371

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 129

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Alpha Opportunity Fund	$1,678,286	$—	$(6,606,768)	$(5,719,565)	—	$(10,648,047)
Large Cap Value Fund	1,106,600	2,342,368	12,504,803	—	—	15,953,771
Market Neutral Real Estate Fund	84,813	73,852	227,625	—	—	386,290
Risk Managed Real Estate Fund	—	1,550,857	6,864,275	—	(966,488)	7,448,644
Small Cap Value Fund	46,087	1,191,920	2,030,213	—	—	3,268,220
StylePlus-Large Core Fund	6,372,117	27,982,407	4,313,359	—	—	38,667,883
StylePlus-Mid Growth Fund	2,645,642	13,697,302	648,552	—	—	16,991,496
World Equity Income Fund	106,312	711,958	6,499,490	—	—	7,317,760

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, capital loss carryforwards for the Funds were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Alpha Opportunity Fund	$—	$(5,719,565)	$(5,719,565)

For the year ended September 30, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
World Equity Income Fund	$—	$5,357,504	$5,357,504

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, the “mark-to-market” of futures contracts, investments in real estate investment trusts, dividends payable, securities sold short, and the “mark-to-market” or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, taxable overdistributions, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Alpha Opportunity Fund	$—	$—
Large Cap Value Fund	684,532	(684,532)
Market Neutral Real Estate Fund	9,104	(9,104)
Risk Managed Real Estate Fund	—	—
Small Cap Value Fund	323,796	(323,796)
StylePlus-Large Core Fund	1,295,526	(1,295,526)
StylePlus-Mid Growth Fund	639,656	(639,656)
World Equity Income Fund	3,087	(3,087)

130 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30,2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Alpha Opportunity Fund	$208,506,900	$11,982,894	$(18,589,662)	$(6,606,768)
Large Cap Value Fund	52,635,711	13,736,341	(1,231,538)	12,504,803
Market Neutral Real Estate Fund	7,950,578	287,209	(59,584)	227,625
Risk Managed Real Estate Fund	156,789,268	9,417,557	(2,553,282)	6,864,275
Small Cap Value Fund	16,561,880	3,353,611	(1,323,398)	2,030,213
StylePlus-Large Core Fund	222,889,014	5,360,744	(1,047,384)	4,313,360
StylePlus-Mid Growth Fund	89,514,330	1,538,395	(889,843)	648,552
World Equity Income Fund	84,827,735	9,292,992	(2,793,570)	6,499,422

Note 7 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Alpha Opportunity Fund	$562,082,224	$600,031,601
Large Cap Value Fund	15,209,220	22,528,859
Market Neutral Real Estate Fund	12,170,344	11,850,005
Risk Managed Real Estate Fund	215,639,354	174,245,795
Small Cap Value Fund	3,377,056	7,124,855
StylePlus—Large Core Fund	111,081,131	98,462,732
StylePlus—Mid Growth Fund	51,673,622	43,558,514
World Equity Income Fund	112,271,797	116,890,070

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate, plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 131

NOTES TO FINANCIAL STATEMENTS (concluded)

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Other Liabilities

StylePlus—Large Core Fund wrote put option contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2018.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2018, was $18,615.

Note 11 – Large Shareholder Risk

As of September 30, 2018, 79.2% of the Alpha Opportunity Fund (the “Fund”) was held by Macro Opportunities Fund. The Fund may experience adverse effects if a large number of shares of the Fund are held by a single shareholder (e.g., an institutional investor, financial intermediary or another GI Fund). The Fund is subject to the risk that a redemption by those shareholders of all or a large portion of the Fund could cause the Fund to liquidate its assets at inopportune times, or at a loss or depressed value, which could adversely impact the Fund’s performance and cause the value of a shareholder’s investment to decline. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization.

Note 12 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

132 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund and the Board of Trustees of Guggenheim Funds Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Alpha Opportunity Fund, Guggenheim Large Cap Value Fund, Guggenheim Market Neutral Real Estate Fund, Guggenheim Risk Managed Real Estate Fund, Guggenheim Small Cap Value Fund, Guggenheim StylePlus-Large Core Fund, Guggenheim StylePlus-Mid Growth Fund and Guggenheim World Equity Income Fund (collectively referred to as the “Funds”) (eight of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the funds constituting Guggenheim Funds Trust) at September 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Guggenheim Alpha Opportunities Fund

Guggenheim Large Cap Value Fund

Guggenheim Small Cap Value Fund

Guggenheim StylePlus-Large Core Fund

Guggenheim StylePlus-Mid Growth Fund

Guggenheim World Equity Income Fund

	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018
Guggenheim Market Neutral Real Estate Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the two years in the period ended September 30, 2018 and the period from February 26, 2016 (commencement of operations) through September 30, 2016
Guggenheim Risk Managed Real Estate Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the four years in the period ended September 30, 2018 and the period from March 28, 2014 (commencement of operations) through September 30, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Alpha Opportunity Fund	40.05%	39.38%	0.00%	100.00%
Large Cap Value Fund	65.55%	65.18%	0.00%	100.00%
Market Neutral Real Estate Fund	0.00%	0.00%	0.00%	100.00%
Risk Managed Real Estate Fund	6.81%	6.83%	0.00%	100.00%
Small Cap Value Fund	56.94%	55.73%	0.00%	100.00%
StylePlus—Large Core Fund	15.10%	15.01%	0.19%	100.00%
StylePlus—Mid Growth Fund	30.23%	29.45%	0.21%	100.00%
World Equity Income Fund	100.00%	80.18%	0.00%	0.00%

With respect to the taxable year ended September 30, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Alpha Opportunity Fund	$2,150,783	$—
Large Cap Value Fund	3,071,973	684,532
Market Neutral Real Estate Fund	186,509	9,104
Risk Managed Real Estate Fund	1,379,189	—
Small Cap Value Fund	806,822	323,796
StylePlus—Large Core Fund	29,626,914	1,295,526
StylePlus—Mid Growth Fund	9,677,260	639,656
World Equity Income Fund	—	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

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OTHER INFORMATION (Unaudited)(continued)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub--Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one- year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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OTHER INFORMATION (Unaudited)(continued)

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

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OTHER INFORMATION (Unaudited)(continued)

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory

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OTHER INFORMATION (Unaudited)(concluded)

fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. See “Advisory Agreements – Economies of Scale” above.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairmanof the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council; Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 151

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

152 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Diversified Income Fund
Guggenheim High Yield Fund
Guggenheim Investment Grade Bond Fund
Guggenheim Limited Duration Fund
Guggenheim Municipal Income Fund

GuggenheimInvestments.com	SBINC-ANN-0918x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
DIVERSIFIED INCOME FUND	9
HIGH YIELD FUND	20
INVESTMENT GRADE BOND FUND	42
LIMITED DURATION FUND	65
MUNICIPAL INCOME FUND	93
NOTES TO FINANCIAL STATEMENTS	105
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	126
OTHER INFORMATION	128
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	138
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	143

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (the “Investment Advisers”) are pleased to present the shareholder report for a selection of our Funds (the “Funds”) for the annual fiscal period ended September 30, 2018.

The Investment Advisers are part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Funds. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC,
Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Diversified Income Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the fund to greater volatility. ● Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. ● Stock prices, especially stock prices of smaller companies, can be volatile as they reflect changes in the issuing company’s financial conditions and changes in the overall market ● Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.● The Fund’s investments in other investment vehicles subject the fund to those risk and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● Master limited partnerships (“MLPs”) are subject to certain risks inherent in the structure of MLPs, including tax risks, limited control and voting rights and potential conflicts of interest. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. ● The Fund’s investments in real estate securities subject the fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments and investment strategies, including investments in MLPs and certain investment vehicles, may be subject to special and complex federal income tax provisions that may adversely affect the fund and its distributions to shareholders. ● Leveraging will exaggerate the effect on NAV of any increase or decrease in the market value of the Fund portfolio. ● Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2018

High Yield Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile than if it had not been leveraged. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund may invest in foreign securities which carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Investment Grade Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Limited Duration Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to the many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

Municipal Income Fund may not be suitable for all investors. ● The Fund will be significantly affected by events that affect the municipal bond market, which could include unfavorable legislative or political developments and adverse changes in the financial conditions of state and municipal issuers or the federal government in case it provides financial support to the municipality. Income from municipal bonds held by the Fund could be declared taxable because of changes in tax laws. The Fund may invest in securities that generate taxable income. A portion of the Fund’s otherwise tax-exempt dividends may be taxable to those shareholders subject to the alternative minimum tax. ● Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the Fund and the overall municipal market. ● Municipalities currently experience budget shortfalls, which could cause them to default on their debt and thus subject the Fund to unforeseen losses. ● Like other funds that hold bonds and other fixed-income investments, the Fund’s market value will change in response to interest rate changes and market conditions, among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high-yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ●Instruments and strategies (such as reverse repurchase agreements, unfunded commitments, tender option bonds, and borrowings) may expose the Fund to many of the same risks as investments in derivatives and may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the U.S. Treasury curve continued its bear-flattening trend (when short-term rates increase at a faster rate than long-term rates), as the yield on the two-year U.S. Treasury rose 134 basis points, from 1.48% to 2.82% and the yield on the 10-year U.S. Treasury rising just 73 basis points, from 2.33% to 3.06%. The difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed from 85 basis points to 24 basis points. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year period ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 17.91%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index measures the performance of publicly issued investment grade corporate, U.S. Treasury and government agency securities with remaining maturities of one to three years.

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Bloomberg Barclays Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. The bonds included in this index must have a minimum credit rating of at least Baa.

ICE BofA Merrill Lynch U.S. High Yield Master II Index tracks the performance of globally issued, U.S. dollar-denominated high-yield bonds.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of developed markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Diversified Income Fund
A-Class	0.87%	1.90%	$ 1,000.00	$ 1,019.00	$ 4.45
C-Class	1.61%	1.53%	1,000.00	1,015.30	8.22
P-Class	0.87%	1.91%	1,000.00	1,019.10	4.45
Institutional Class	0.62%	2.02%	1,000.00	1,020.20	3.17
High Yield Fund
A-Class	1.41%	2.28%	1,000.00	1,022.80	7.23
C-Class	2.17%	1.90%	1,000.00	1,019.00	11.10
P-Class	1.47%	2.25%	1,000.00	1,022.50	7.53
Institutional Class	1.24%	2.38%	1,000.00	1,023.80	6.36
R6-Class	1.07%	2.45%	1,000.00	1,024.50	5.49
Investment Grade Bond Fund
A-Class	0.79%	0.51%	1,000.00	1,005.10	4.01
C-Class	1.54%	0.14%	1,000.00	1,001.40	7.81
P-Class	0.79%	0.46%	1,000.00	1,004.60	4.01
Institutional Class	0.50%	0.61%	1,000.00	1,006.10	2.54
Limited Duration Fund
A-Class	0.75%	0.97%	1,000.00	1,009.70	3.82
C-Class	1.50%	0.55%	1,000.00	1,005.50	7.62
P-Class	0.75%	0.97%	1,000.00	1,009.70	3.82
Institutional Class	0.50%	1.06%	1,000.00	1,010.60	2.55
Municipal Income Fund
A-Class	0.79%	0.48%	1,000.00	1,004.80	4.01
C-Class	1.54%	0.11%	1,000.00	1,001.10	7.81
P-Class	0.81%	0.48%	1,000.00	1,004.80	4.12
Institutional Class	0.54%	0.61%	1,000.00	1,006.10	2.75

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Diversified Income Fund
A-Class	0.87%	5.00%	$ 1,000.00	$ 1,020.71	$ 4.41
C-Class	1.61%	5.00%	1,000.00	1,017.00	8.14
P-Class	0.87%	5.00%	1,000.00	1,020.71	4.41
Institutional Class	0.62%	5.00%	1,000.00	1,021.96	3.14
High Yield Fund
A-Class	1.41%	5.00%	1,000.00	1,018.00	7.13
C-Class	2.17%	5.00%	1,000.00	1,014.19	10.96
P-Class	1.47%	5.00%	1,000.00	1,017.70	7.44
Institutional Class	1.24%	5.00%	1,000.00	1,018.85	6.28
R6-Class	1.07%	5.00%	1,000.00	1,019.70	5.42
Investment Grade Bond Fund
A-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54
Limited Duration Fund
A-Class	0.75%	5.00%	1,000.00	1,021.31	3.80
C-Class	1.50%	5.00%	1,000.00	1,017.55	7.59
P-Class	0.75%	5.00%	1,000.00	1,021.31	3.80
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54
Municipal Income Fund
A-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.81%	5.00%	1,000.00	1,021.01	4.10
Institutional Class	0.54%	5.00%	1,000.00	1,022.36	2.74

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Diversified Income Fund (the “Fund”) is managed by a team of seasoned professionals, including Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; Jayson Flowers, Senior Managing Director and Portfolio Manager; and Patrick Mitchell, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Diversified Income Fund returned 0.78%1, compared with the -1.22% return of the Bloomberg Barclays U.S. Aggregate Bond Index. A 70/30 blend of the Bloomberg Barclays U.S. Aggregate Bond Index and MSCI World Index, the Fund’s secondary benchmark, returned 2.48%.

The Fund seeks to achieve high current income with consideration for capital appreciation. The portfolio’s twelve month trailing distribution yield was 3.33%.

The Fund’s allocation remained stable through the period, with about 70% in fixed income and 30% in equity. The largest holdings were in Guggenheim High Yield Fund, Guggenheim Limited Duration Fund, and Guggenheim Investment Grade Bond Fund.

For the period, good returns from the Fund’s core fixed income holdings contributed most to the Fund’s performance. The Fund’s exposure to high yield bonds and bank loans also contributed to performance, as did the Fund’s exposure to world equity. The Fund’s global infrastructure exposure was the main detractor from return.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

DIVERSIFIED INCOME FUND

OBJECTIVE: Seeks to achieve high current income with consideration for capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	January 29, 2016
C-Class	January 29, 2016
P-Class	January 29, 2016
Institutional Class	January 29, 2016

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund - Institutional Class	20.9%
Guggenheim Investment Grade Bond Fund - Institutional Class	20.7%
Guggenheim High Yield Fund - Institutional Class	17.4%
Guggenheim Floating Rate Strategies Fund - Institutional Class	10.4%
Guggenheim Risk Managed Real Estate Fund - Institutional Class	7.6%
Invesco S&P High Income Infrastructure ETF	7.3%
Guggenheim World Equity Income Fund - Institutional Class	5.1%
BlackRock Enhanced Capital and Income Fund, Inc.	0.3%
Royce Value Trust, Inc.	0.3%
Eaton Vance Enhanced Equity Income Fund II	0.3%
Top Ten Total	90.3%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	Since Inception (01/29/16)
A-Class Shares	0.78%	7.07%
A-Class Shares with sales charge†	(3.25%)	5.45%
C-Class Shares	0.08%	6.28%
C-Class Shares with CDSC§	(0.89%)	6.28%
P-Class Shares	0.82%	7.07%
Institutional Class Shares	1.06%	7.34%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	1.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 4.00%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2018
DIVERSIFIED INCOME FUND

	Shares	Value

EXCHANGE-TRADED FUND† - 7.3%
Invesco S&P High Income Infrastructure ETF	17,293	$449,618
Total Exchange-Traded Fund
(Cost $394,567)		449,618

MUTUAL FUNDS† - 82.1%
Guggenheim Limited Duration Fund - Institutional Class[1]	52,099	1,286,329
Guggenheim Investment Grade Bond Fund - Institutional Class[1]	69,864	1,278,508
Guggenheim High Yield Fund - Institutional Class[1]	97,268	1,072,867
Guggenheim Floating Rate Strategies Fund - Institutional Class[1]	24,644	639,499
Guggenheim Risk Managed Real Estate Fund - Institutional Class[1]	16,055	469,932
Guggenheim World Equity Income Fund - Institutional Class[1]	20,125	316,169
Total Mutual Funds
(Cost $4,893,836)		5,063,304

CLOSED-END FUNDS† - 9.4%
BlackRock Enhanced Capital and Income Fund, Inc.	1,076	18,507
Royce Value Trust, Inc.	1,100	17,985
Eaton Vance Enhanced Equity Income Fund II	946	16,706
AllianzGI Diversified Income & Convertible Fund	650	16,146
Aberdeen Income Credit Strategies Fund	1,134	16,137
Eaton Vance Tax-Managed Diversified Equity Income Fund	1,250	16,050
Eaton Vance Tax-Advantaged Global Dividend Income Fund	850	15,206
Neuberger Berman High Yield Strategies Fund, Inc.	1,346	14,739
John Hancock Premium Dividend Fund	900	14,607
PIMCO Dynamic Credit and Mortgage Income Fund	600	14,472
AllianzGI NFJ Dividend Interest & Premium Strategy Fund	1,100	14,410
Clough Global Equity Fund	950	14,069
Nuveen Global High Income Fund	900	14,031
Duff & Phelps Select Energy MLP Fund, Inc.	2,300	13,961
Brookfield Real Assets Income Fund, Inc.	600	13,836
Western Asset High Income Fund II, Inc.	2,108	13,365
Apollo Tactical Income Fund, Inc.	850	13,201
Voya Global Advantage and Premium Opportunity Fund	1,150	13,156
DoubleLine Income Solutions Fund	650	13,130
KKR Income Opportunities Fund	800	13,128
New America High Income Fund, Inc.	1,517	13,016
BlackRock Multi-Sector Income Trust	766	12,961
Barings Global Short Duration High Yield Fund	665	12,887
Invesco Dynamic Credit Opportunities Fund	1,120	12,846
John Hancock Investors Trust	798	12,840
Blackstone / GSO Strategic Credit Fund	800	12,720
Ivy High Income Opportunities Fund	890	12,691
BlackRock Limited Duration Income Trust	850	12,657
Pioneer High Income Trust	1,350	12,501
Ares Dynamic Credit Allocation Fund, Inc.	800	12,424
Nuveen Senior Income Fund	2,000	12,320
AllianceBernstein Global High Income Fund, Inc.	1,050	12,233
Western Asset Premier Bond Fund	951	12,192
Cohen & Steers Total Return Realty Fund, Inc.	1,000	12,170
Western Asset Global Corporate Defined Opportunity Fund, Inc.	750	12,150
Tortoise Energy Infrastructure Corp.	450	12,118
BlackRock Corporate High Yield Fund, Inc.	1,150	12,087
BlackRock Credit Allocation Income Trust	978	11,971
Nuveen Short Duration Credit Opportunities Fund	700	11,928
Eaton Vance Tax-Managed Buy-Write Income Fund	700	11,655
Aberdeen Global Dynamic Dividend Fund	1,100	11,385
Delaware Enhanced Global Dividend & Income Fund	1,000	11,200
BrandywineGLOBAL Global Income Opportunities Fund, Inc.	900	9,792
Total Closed-End Funds
(Cost $547,658)		577,586

MONEY MARKET FUND† - 1.1%
Goldman Sachs Financial Square Treasury Instruments Fund — Institutional Shares 1.91%[2]	70,289	70,289
Total Money Market Fund
(Cost $70,289)		70,289

Total Investments - 99.9%
(Cost $5,906,350)		$6,160,797
Other Assets & Liabilities, net - 0.1%		6,549
Total Net Assets - 100.0%		$6,167,346

†	Value determined based on Level 1 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
DIVERSIFIED INCOME FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Exchange-Traded Fund	$449,618	$—	$—	$449,618
Mutual Funds	5,063,304	—	—	5,063,304
Closed-End Funds	577,586	—	—	577,586
Money Market Fund	70,289	—	—	70,289
Total Assets	$6,160,797	$—	$—	$6,160,797

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund - Institutional Class	$—	$637,044	$—	$—	$2,455	$639,499	24,644	$4,860	$—
Guggenheim High Yield Fund - Institutional Class	2,038,895	146,850	(1,034,997)	(6,581)	(71,300)	1,072,867	97,268	101,761	—
Guggenheim Investment Grade Bond Fund - Institutional Class	407,346	883,460	—	—	(12,298)	1,278,508	69,864	24,461	—
Guggenheim Limited Duration Fund - Institutional Class	1,605,844	116,278	(424,989)	(1,310)	(9,494)	1,286,329	52,099	41,240	—
Guggenheim Risk Managed Real Estate Fund - Institutional Class	283,359	191,949	—	—	(5,376)	469,932	16,055	7,115	9,841
Guggenheim World Equity Income Fund - Institutional Class	367,974	226,997	(299,996)	11,692	9,502	316,169	20,125	6,997	—
Exchange-Traded Fund
Guggenheim S&P High Income Infrastructure ETF[1]	612,720	—	(243,850)	41,578	—	—	—	13,922	6,282
	$5,316,138	$2,202,578	$(2,003,832)	$45,379	$(86,511)	$5,063,304		$200,356	$16,123

[1]	Security is no longer an affiliated entity as a result of Invesco’s acquisition of Guggenheim Investments’ ETF business in spring of 2018.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIVERSIFIED INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $1,012,514)	$1,097,493
Investments in affiliated issuers, at value (cost $4,893,836)	5,063,304
Prepaid expenses	22,932
Receivables:
Investment Adviser	18,459
Dividends	17,498
Interest	63
Total assets	6,219,749

Liabilities:
Overdraft due to custodian bank	4,270
Payable for:
Professional fees	25,959
Securities purchased	12,217
Transfer agent/maintenance fees	4,379
Trustees’ fees*	1,447
Distribution and service fees	157
Fund shares redeemed	3
Miscellaneous	3,971
Total liabilities	52,403
Net assets	$6,167,346

Net assets consist of:
Paid in capital	$5,829,833
Total distributable earnings (loss)	337,513
Net assets	$6,167,346

A-Class:
Net assets	$140,864
Capital shares outstanding	5,275
Net asset value per share	$26.70
Maximum offering price per share (Net asset value divided by 96.00%)	$27.81

C-Class:
Net assets	$144,636
Capital shares outstanding	5,419
Net asset value per share	$26.69

P-Class:
Net assets	$125,112
Capital shares outstanding	4,685
Net asset value per share	$26.70

Institutional Class:
Net assets	$5,756,734
Capital shares outstanding	215,472
Net asset value per share	$26.72

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$44,728
Dividends from securities of affiliated issuers	200,356
Interest	887
Total investment income	245,971

Expenses:
Management fees	45,736
Distribution and service fees:
A-Class	344
C-Class	1,404
P-Class	318
Transfer agent/maintenance fees:
A-Class	776
C-Class	900
P-Class	716
Institutional Class	22,966
Registration fees	82,116
Professional fees	45,331
Fund accounting/administration fees	24,999
Legal fees	22,376
Trustees’ fees*	15,673
Custodian fees	730
Line of credit fees	100
Tax expense	75
Miscellaneous	7,755
Total expenses	272,315
Less:
Expenses reimbursed by Adviser:
A-Class	(3,845)
C-Class	(4,018)
P-Class	(3,533)
Institutional Class	(149,253)
Expenses waived by Adviser	(73,327)
Total waived/reimbursed expenses	(233,976)
Net expenses	38,339
Net investment income	207,632

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	11,873
Investments in affiliated issuers	45,379
Distributions received from affiliated investment company shares	16,123
Net realized gain	73,375
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(132,062)
Investments in affiliated issuers	(86,511)
Net change in unrealized appreciation (depreciation)	(218,573)
Net realized and unrealized loss	(145,198)
Net increase in net assets resulting from operations	$62,434

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$207,632	$216,782
Net realized gain on investments	73,375	77,873
Net change in unrealized appreciation (depreciation) on investments	(218,573)	111,045
Net increase in net assets resulting from operations	62,434	405,700

Distributions to shareholders:
A-Class	(5,537)	(6,948)[1]
C-Class	(4,610)	(5,408)[1]
P-Class	(5,100)	(5,810)[1]
Institutional Class	(242,306)	(283,266)[1]
Total distributions to shareholders	(257,553)	(301,432)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,202	17,750
C-Class	25,491	11,405
P-Class	8,835	11,813
Institutional Class	77,521	—
Distributions reinvested
A-Class	5,537	6,948
C-Class	4,610	5,408
P-Class	5,100	5,810
Institutional Class	242,306	283,266
Cost of shares redeemed
A-Class	—	(21,762)
C-Class	(17,551)	(338)
P-Class	(7,853)	(7,955)
Institutional Class	—	—
Net increase from capital share transactions	346,198	312,345
Net increase in net assets	151,079	416,613

Net assets:
Beginning of year	6,016,267	5,599,654
End of year	$6,167,346	$6,016,267

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIVERSIFIED INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	82	655
C-Class	951	421
P-Class	324	430
Institutional Class	2,813	—
Shares issued from reinvestment of distributions
A-Class	205	258
C-Class	171	201
P-Class	189	215
Institutional Class	8,970	10,492
Shares redeemed
A-Class	—	(794)
C-Class	(659)	(13)
P-Class	(293)	(288)
Net increase in shares	12,753	11,577

[1]	For the year ended September 30, 2017, the distributions to shareholders from net investment income and net realized gains were as follows (See Note 12):

Net investment income
A-Class	$(4,691)
C-Class	(3,496)
P-Class	(4,011)
Institutional Class	(198,735)

Net realized gains
A-Class	$(2,257)
C-Class	(1,912)
P-Class	(1,799)
Institutional Class	(84,531)

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.58	$27.12	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.91	.96	.76
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.03
Total from investment operations	.21	1.85	2.79
Less distributions from:
Net investment income	(.90)	(.95)	(.67)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.09)	(1.39)	(.67)
Net asset value, end of period	$26.70	$27.58	$27.12

Total Return[c]	0.78%	7.00%	11.29%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$141	$138	$132
Ratios to average net assets:
Net investment income (loss)	3.37%	3.53%	4.35%
Total expenses[d]	4.83%	4.16%	3.31%
Net expenses[e,f,g]	0.84%	0.85%	0.77%
Portfolio turnover rate	37%	44%	83%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.56	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.71	.76	.63
Net gain (loss) on investments (realized and unrealized)	(.69)	.87	2.03
Total from investment operations	.02	1.63	2.66
Less distributions from:
Net investment income	(.70)	(.74)	(.55)
Net realized gains	(.19)	(.44)	—
Total distributions	(.89)	(1.18)	(.55)
Net asset value, end of period	$26.69	$27.56	$27.11

Total Return[c]	0.08%	6.17%	10.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$145	$137	$118
Ratios to average net assets:
Net investment income (loss)	2.63%	2.78%	3.58%
Total expenses[d]	5.65%	5.13%	4.05%
Net expenses[e,f,g]	1.59%	1.60%	1.52%
Portfolio turnover rate	37%	44%	83%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.58	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.91	.95	.74
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.05
Total from investment operations	.21	1.84	2.79
Less distributions from:
Net investment income	(.90)	(.93)	(.68)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.09)	(1.37)	(.68)
Net asset value, end of period	$26.70	$27.58	$27.11

Total Return	0.82%	7.00%	11.27%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125	$123	$111
Ratios to average net assets:
Net investment income (loss)	3.37%	3.51%	4.32%
Total expenses[d]	4.82%	4.23%	3.21%
Net expenses[e,f,g]	0.84%	0.85%	0.80%
Portfolio turnover rate	37%	44%	83%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIVERSIFIED INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Period Ended September 30, 2016[a]
Per Share Data
Net asset value, beginning of period	$27.59	$27.11	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.98	1.03	.79
Net gain (loss) on investments (realized and unrealized)	(.70)	.89	2.04
Total from investment operations	.28	1.92	2.83
Less distributions from:
Net investment income	(.96)	(1.00)	(.72)
Net realized gains	(.19)	(.44)	—
Total distributions	(1.15)	(1.44)	(.72)
Net asset value, end of period	$26.72	$27.59	$27.11

Total Return	1.06%	7.30%	11.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,757	$5,619	$5,239
Ratios to average net assets:
Net investment income (loss)	3.62%	3.78%	4.57%
Total expenses[d]	4.42%	3.83%	2.93%
Net expenses[e,f,g]	0.60%	0.59%	0.54%
Portfolio turnover rate	37%	44%	83%

[a]	Since commencement of operations: January 29, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16
A-Class	0.84%	0.82%	0.76%
C-Class	1.58%	1.57%	1.52%
P-Class	0.84%	0.82%	0.79%
Institutional Class	0.59%	0.57%	0.54%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.19%
C-Class	—	0.19%
P-Class	—	0.16%
Institutional Class	—	0.16%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim High Yield Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Thomas J. Hauser, Senior Managing Director and Portfolio Manager; and Richard de Wet, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim High Yield Bond Fund returned 2.00%1, compared to 3.05% return of its benchmark, the Bloomberg Barclays U.S. Corporate High Yield Index. High-yield corporate bonds outperformed other fixed income asset classes like emerging market and investment grade corporate bonds over the period.

Fundamental factors underlying the corporate sector continue to be supportive of high-yield bonds. Average leverage and interest coverage ratios remain strong on the back of continued earnings growth. In addition, the trailing 12-month default rate2 continues to fall and reached 1.08% at the end of September. Overall, elevated consumer confidence and the corporate tax cuts are serving as tailwinds to the market. Despite a positive fundamental backdrop, the high-yield market has experienced bouts of volatility on the back of concerns over trade, creating some uncertainty over future economic growth. We believe credit selection will become increasingly important through the end of the year and expect the Fund to perform well in this type of environment.

The Fund’s allocation to B-rated credits is one of its largest and the Fund has incrementally added to exposure. We continue to view B-rated credits favorably in the current environment relative to other credit tranches because they have a better balance of credit and duration risks. The Fund is consistently positioned conservatively in terms of duration, with higher exposure to short-dated bonds and overweight to floating rate securities (bank loans), which decreases volatility as well as diversifies sources of return.

The Fund invests in non-US dollar denominated assets when the risk-return profile is favorable. Non-US dollar denominated assets comprise less than 4% of the Fund. The Fund entered into currency forward contracts to hedge exchange rate risk. Over the course of the year, the US dollar appreciated versus foreign currencies which resulted in a positive impact on the forward contracts and added to performance. This was offset by depreciation of the foreign currency assets in US dollar terms.

Fund relative underperformance over the period was due in part to defensive positioning as evidenced by being underweight CCC-rated and overweight B-rated bonds and loans. Notably CCC-rated bonds returned 7.08% over the period, compared to BB-rated bonds which returned 0.90% and B-rated bonds which returned 3.54%. Overall, the market has not rewarded defensive positioning with a clear skew towards increasing risk. This is a strategy we do not see as prudent given the credit cycle and other potential risks. In addition, the fund’s investments in the communications sector contributed negatively to performance. The communications sector which is the largest sector in the Bloomberg Barclays High Yield Index was pressured due to soft operating results coupled with weak subscriber trends, particularly in the cable sector. This was partially offset by strong credit selection in the technology and capital goods sectors and the allocation to bank loans. We believe that bank loans are attractive as they are more senior in the capital structure and stand to benefit from rising interest rates.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.
[2]	Default rate of ICE BofA Merrill Lynch U.S. High Yield Master II Index.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

HIGH YIELD FUND

OBJECTIVE: Seeks high current income. Capital appreciation is a secondary objective.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	0.1%
A	0.1%
BBB	4.0%
BB	42.4%
B	38.9%
CCC	7.9%
C	0.1%
NR2	3.5%
Other Instruments	3.0%
Total Investments	100.0%

Inception Dates:
A-Class	August 5, 1996
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	July 11, 2008
R6-Class	May 15, 2017

Ten Largest Holdings (% of Total Net Assets)
MDC Partners, Inc., 6.50%	2.0%
Unit Corp., 6.63%	1.9%
Vector Group Ltd., 6.13%	1.9%
LBC Tank Terminals Holding Netherlands BV, 6.88%	1.9%
Eldorado Gold Corp., 6.13%	1.7%
Great Lakes Dredge & Dock Corp., 8.00%	1.7%
EIG Investors Corp., 10.88%	1.6%
Cengage Learning, Inc., 9.50%	1.6%
Bausch Health Companies, Inc., 7.00%	1.6%
Grinding Media Inc. / MC Grinding Media Canada Inc., 7.38%	1.6%
Top Ten Total	17.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	2.00%	5.60%	9.04%
A-Class Shares with sales charge†	(2.09%)	4.57%	8.50%
C-Class Shares	1.27%	4.83%	8.24%
C-Class Shares with CDSC§	0.31%	4.83%	8.24%
Institutional Class Shares	2.27%	5.89%	9.35%
Bloomberg Barclays U.S. Corporate High Yield Index	3.05%	5.54%	9.46%

	1 Year	Since Inception (05/01/15)
P-Class Shares	1.95%	5.05%
Bloomberg Barclays U.S. Corporate High Yield Index	3.05%	5.19%

	1 Year	Since Inception (05/15/17)
R6-Class Shares	2.34%	3.53%
Bloomberg Barclays U.S. Corporate High Yield Index	3.05%	4.16%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
HIGH YIELD FUND

	Shares		Value

COMMON STOCKS† - 0.5%

Utilities - 0.2%
TexGen Power LLC*,††		26,665	$1,016,603

Energy - 0.2%
SandRidge Energy, Inc.*		51,278	557,392
Approach Resources, Inc.*		26,183	58,388
Titan Energy LLC*		17,186	7,046
Total Energy			622,826

Consumer, Cyclical - 0.1%
Metro-Goldwyn-Mayer, Inc.*,††		7,040	611,600

Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc*,†††,1,2		12,825	33,198
Crimson Wine Group Ltd.*		8	72
Total Consumer, Non-cyclical			33,270

Communications - 0.0%
Cengage Learning Acquisitions, Inc.*,††		2,107	19,886

Financial - 0.0%
Jefferies Financial Group, Inc.		81	1,779

Technology – 0.0%
Aspect Software, Inc.*,†††,1,2		138	—

Total Common Stocks
(Cost $4,773,578)			2,305,964

PREFERRED STOCKS†† - 0.6%
Financial - 0.3%
Morgan Stanley 6.38%[3,4]		46,000	1,229,120

Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19		24,205	615,049
U.S. Shipping Corp. *,†††,1		14,718	—
Total Industrial			615,049

Communications - 0.1%
Medianews Group, Inc.*,†††,1		11,074	515,827
Total Preferred Stocks
(Cost $2,293,757)			2,359,996

WARRANTS†† - 0.0%
SandRidge Energy, Inc.
$41.34, 10/04/22		488	132
SandRidge Energy, Inc.
$42.03, 10/04/22		205	31
Aspect Software, Inc. †††,1,2		58,710	—
Total Warrants
(Cost $43,811)			163

EXCHANGE-TRADED FUNDS† - 2.3%
SPDR Bloomberg Barclays High Yield Bond ETF		159,765	5,759,528
iShares iBoxx High Yield Corporate Bond ETF		30,750	2,658,030
SPDR Bloomberg Barclays Short Term High Yield Bond ETF		44,814	1,236,418
Total Exchange-Traded Funds
(Cost $9,858,904)			9,653,976

	Face Amount~

CORPORATE BONDS†† - 86.1%
Communications - 18.5%
Altice France S.A.
7.38% due 05/01/26[5]		5,850,000	5,850,000
8.13% due 02/01/27[5]		1,600,000	1,648,000
6.25% due 05/15/24[5]		1,050,000	1,034,250
5.88% due 02/01/27	EUR	700,000	847,120
MDC Partners, Inc.
6.50% due 05/01/24[5,6]		9,755,000	8,633,175
CCO Holdings LLC / CCO Holdings Capital Corp.
5.13% due 05/01/27[5,6]		4,550,000	4,311,125
5.00% due 02/01/28[5]		4,050,000	3,806,595
EIG Investors Corp.
10.88% due 02/01/24		6,350,000	6,929,438
Cengage Learning, Inc.
9.50% due 06/15/24[5,6]		7,800,000	6,717,750
DISH DBS Corp.
5.88% due 11/15/24[6]		6,150,000	5,511,938
7.75% due 07/01/26[6]		960,000	905,568
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[5]		6,569,000	5,887,466
Level 3 Financing, Inc.
5.38% due 01/15/24[6]		1,700,000	1,698,708
5.25% due 03/15/26		950,000	934,610
5.38% due 08/15/22		900,000	909,427
5.63% due 02/01/23		874,000	883,920
Inmarsat Finance plc
4.88% due 05/15/22[5]		3,275,000	3,258,625
6.50% due 10/01/24[5]		850,000	862,750
UPCB Finance VII Ltd.
3.63% due 06/15/29	EUR	2,600,000	3,003,948
Virgin Media Finance plc
5.00% due 04/15/27	GBP	2,000,000	2,594,052
CSC Holdings LLC
5.25% due 06/01/24		2,050,000	2,003,875
5.50% due 04/15/27[5]		550,000	533,500

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~		Value

Ziggo BV
5.50% due 01/15/27[5,6]		2,625,000	$2,462,906
Virgin Media Secured Finance plc
5.00% due 04/15/27	GBP	1,600,000	2,075,241
5.25% due 01/15/26[5]		250,000	244,447
Altice Financing S.A.
6.63% due 02/15/23[5]		1,700,000	1,712,750
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20% due 03/15/28[6]		1,300,000	1,243,716
Sprint Communications, Inc.
9.00% due 11/15/18[5]		1,000,000	1,006,200
Univision Communications, Inc.
5.13% due 05/15/23[5]		1,000,000	955,000
Match Group, Inc.
6.38% due 06/01/24		500,000	526,250
Total Communications			78,992,350

Financial - 16.3%
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[5]		4,350,000	4,420,687
6.88% due 04/15/22[5]		3,865,000	3,884,325
7.25% due 08/15/24[5]		2,500,000	2,425,000
7.50% due 04/15/21[5]		1,800,000	1,840,500
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[5]		5,900,000	5,848,080
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22[6]		4,225,000	4,277,813
Quicken Loans, Inc.
5.25% due 01/15/28[5,6]		4,350,000	4,040,063
Hunt Companies, Inc.
6.25% due 02/15/26[5]		4,025,000	3,753,312
Lincoln Finance Ltd.
7.38% due 04/15/21[5]		3,560,000	3,675,985
Citigroup, Inc.
6.25% [3,4]		1,900,000	1,983,125
5.95% [3,4]		850,000	857,437
6.30% [3,4]		700,000	714,875
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[5]		3,050,000	3,087,744
GEO Group, Inc.
5.88% due 10/15/24		2,000,000	1,915,000
6.00% due 04/15/26		900,000	861,750
Greystar Real Estate Partners LLC
5.75% due 12/01/25[5,6]		2,550,000	2,486,250
AmWINS Group, Inc.
7.75% due 07/01/26[5]		2,200,000	2,288,000
CoreCivic, Inc.
4.75% due 10/15/27		2,500,000	2,212,500
NFP Corp.
6.88% due 07/15/25[5]		2,075,000	2,075,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27		2,050,000	1,986,759
Kennedy-Wilson, Inc.
5.88% due 04/01/24[6]		1,957,000	1,927,645
Oxford Finance LLC / Oxford Finance Company-Issuer II, Inc.
6.38% due 12/15/22[5]		1,850,000	1,887,000
JPMorgan Chase & Co.
6.13% [3,4]		1,250,000	1,296,875
6.00% [3,4]		500,000	519,375
HUB International Ltd.
7.00% due 05/01/26[5]		1,750,000	1,752,292
Springleaf Finance Corp.
7.13% due 03/15/26		1,250,000	1,243,750
Goldman Sachs Group, Inc.
5.30% [3,4,6]		1,100,000	1,100,550
USIS Merger Sub, Inc.
6.88% due 05/01/25[5]		1,100,000	1,097,250
Assurant, Inc.
7.00% due 03/27/48[4]		950,000	964,250
Bank of America Corp.
6.10% [3,4]		700,000	733,250
Wilton Re Finance LLC
5.88% due 03/30/33[4,5]		650,000	665,796
Hospitality Properties Trust
4.95% due 02/15/27[6]		500,000	489,959
EPR Properties
5.75% due 08/15/22[6]		450,000	469,882
CIT Group, Inc.
6.13% due 03/09/28		400,000	418,000
Wells Fargo & Co.
5.90% [3,4]		250,000	253,750
Total Financial			69,453,829

Energy - 12.2%
Unit Corp.
6.63% due 05/15/21		8,300,000	8,300,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[5]		6,240,000	6,240,000
Indigo Natural Resources LLC
6.88% due 02/15/26[5]		5,775,000	5,587,312
Exterran Energy Solutions Limited Partnership / EES Finance Corp.
8.13% due 05/01/25		4,417,000	4,615,765
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[5]		4,400,000	4,394,500
PDC Energy, Inc.
5.75% due 05/15/26		3,250,000	3,087,500
Parkland Fuel Corp.
6.00% due 04/01/26[5]		2,400,000	2,406,000
Covey Park Energy LLC / Covey Park Finance Corp.
7.50% due 05/15/25[5,6]		2,199,000	2,229,236
CNX Resources Corp.
5.88% due 04/15/22		2,150,000	2,150,645
Pattern Energy Group, Inc.
5.88% due 02/01/24[5]		1,375,000	1,388,750

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~	Value

Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25	1,350,000	$1,299,375
SRC Energy, Inc.
6.25% due 12/01/25	1,375,000	1,292,500
Basic Energy Services, Inc.
10.75% due 10/15/23[5]	1,225,000	1,249,500
Range Resources Corp.
5.00% due 03/15/23	1,100,000	1,078,000
Callon Petroleum Co.
6.13% due 10/01/24	1,050,000	1,068,375
Trinidad Drilling Ltd.
6.63% due 02/15/25[5]	1,075,000	1,064,250
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25[6]	1,000,000	1,051,250
Murphy Oil USA, Inc.
5.63% due 05/01/27	1,000,000	992,500
Jagged Peak Energy LLC
5.88% due 05/01/26[5]	950,000	945,250
Legacy Reserves Limited Partnership / Legacy Reserves Finance Corp.
8.00% due 09/20/23	1,017,000	903,910
NuStar Logistics, LP
5.63% due 04/28/27	550,000	543,813
SandRidge Energy, Inc.
7.50% due 03/15/21†††,1	250,000	—
Total Energy		51,888,431

Consumer, Non-cyclical - 11.6%
Bausch Health Companies, Inc.
7.00% due 03/15/24[5,6]	6,275,000	6,629,538
5.50% due 11/01/25[5]	1,100,000	1,100,000
6.50% due 03/15/22[5]	1,000,000	1,040,000
Vector Group Ltd.
6.13% due 02/01/25[5,6]	8,935,000	8,264,875
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	6,902,000	7,091,805
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[5,6]	5,177,000	4,581,645
FAGE International S.A./ FAGE USA Dairy Industry, Inc.
5.63% due 08/15/26[5]	4,265,000	3,923,800
Nathan’s Famous, Inc.
6.63% due 11/01/25[5]	3,050,000	3,046,188
Post Holdings, Inc.
5.63% due 01/15/28[5]	2,300,000	2,213,750
Endo Dac / Endo Finance LLC / Endo Finco, Inc.
5.88% due 10/15/24[5]	1,918,000	1,937,180
Beverages & More, Inc.
11.50% due 06/15/22[5]	2,400,000	1,920,000
KeHE Distributors LLC / KeHE Finance Corp.
7.63% due 08/15/21[7]	1,470,000	1,414,875
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[5]	1,350,000	1,188,000
7.25% due 01/15/22[5]	100,000	97,500
Graham Holdings Co.
5.75% due 06/01/26[5]	1,200,000	1,228,500
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[5]	1,375,000	1,196,250
Avantor, Inc.
6.00% due 10/01/24[5]	900,000	913,500
American Tire Distributors, Inc.
10.25% due 03/01/22[5,8]	2,375,000	629,375
Acadia Healthcare Company, Inc.
6.50% due 03/01/24	600,000	620,250
DaVita, Inc.
5.00% due 05/01/25	450,000	429,187
Total Consumer, Non-cyclical		49,466,218

Consumer, Cyclical - 10.8%
Seminole Hard Rock Entertainment Inc. / Seminole Hard Rock International LLC
5.88% due 05/15/21[5]	4,293,000	4,309,099
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27	1,800,000	1,710,000
5.75% due 03/01/25	1,350,000	1,309,500
5.50% due 06/01/24	1,200,000	1,179,000
Ferrellgas, LP / Ferrellgas Finance Corp.
6.75% due 01/15/22[6]	4,493,000	3,920,143
Williams Scotsman International, Inc.
6.88% due 08/15/23[5]	1,950,000	1,935,375
7.88% due 12/15/22[5]	1,650,000	1,699,500
AMC Entertainment Holdings, Inc.
6.13% due 05/15/27[6]	3,150,000	3,016,125
5.88% due 11/15/26[6]	500,000	478,750
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	3,050,000	3,180,540
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
5.50% due 03/01/25[5]	3,000,000	2,898,750
VOC Escrow Ltd.
5.00% due 02/15/28[5]	2,325,000	2,234,418
Delphi Technologies plc
5.00% due 10/01/25[5,6]	2,080,000	1,957,800
Titan International, Inc.
6.50% due 11/30/23	2,000,000	1,933,750
JB Poindexter & Company, Inc.
7.13% due 04/15/26[5]	1,675,000	1,737,812
Hilton Domestic Operating Company, Inc.
5.13% due 05/01/26[5]	1,650,000	1,641,750
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 06/15/23[6]	1,800,000	1,503,000
Party City Holdings, Inc.
6.63% due 08/01/26[5]	1,300,000	1,316,250
MGM Resorts International
5.75% due 06/15/25	1,250,000	1,254,687
Sabre GLBL, Inc.
5.38% due 04/15/23[5]	1,150,000	1,157,107

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~		Value

Delta Merger Sub, Inc.
6.00% due 09/15/26[5]		1,100,000	$1,113,750
Wyndham Hotels & Resorts, Inc.
5.38% due 04/15/26[5]		975,000	966,469
Lennar Corp.
5.00% due 06/15/27		980,000	955,500
Wabash National Corp.
5.50% due 10/01/25[5]		825,000	787,875
Allison Transmission, Inc.
4.75% due 10/01/27[5]		600,000	566,250
TVL Finance plc
8.50% due 05/15/23	GBP	320,000	443,854
QVC, Inc.
4.85% due 04/01/24		400,000	395,872
Total Consumer, Cyclical			45,602,926

Industrial - 6.2%
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[5]		6,350,000	6,608,699
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.75% due 10/15/20[6]		4,457,895	4,469,040
Standard Industries, Inc.
4.75% due 01/15/28[5]		3,995,000	3,690,181
Cleaver-Brooks, Inc.
7.88% due 03/01/23[5]		2,775,000	2,837,437
Masonite International Corp.
5.75% due 09/15/26[5]		1,600,000	1,604,000
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22		1,305,000	1,386,563
Jeld-Wen, Inc.
4.88% due 12/15/27[5]		1,500,000	1,366,875
Ardagh Packaging Finance plc
6.75% due 05/15/24	EUR	850,000	1,068,619
Itron, Inc.
5.00% due 01/15/26[5]		925,000	888,000
Kratos Defense & Security Solutions, Inc.
6.50% due 11/30/25[5]		750,000	772,725
New Enterprise Stone & Lime Company, Inc.
6.25% due 03/15/26[5]		575,000	579,313
Amsted Industries, Inc.
5.00% due 03/15/22[5]		500,000	501,250
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
7.25% due 05/15/24[5]		375,000	392,344
Wrangler Buyer Corp.
6.00% due 10/01/25[5]		345,000	331,200
Total Industrial			26,496,246

Utilities - 4.6%
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23[7]		8,315,000	8,252,637
Terraform Global Operating LLC
6.13% due 03/01/26[5]		4,200,000	4,032,000
AmeriGas Partners Limited Partnership / AmeriGas Finance Corp.
5.50% due 05/20/25		2,850,000	2,800,125
Clearway Energy Operating LLC
5.75% due 10/15/25[5]		1,950,000	1,967,160
Superior Plus Limited Partnership / Superior General Partner, Inc.
7.00% due 07/15/26[5]		1,350,000	1,363,500
AmeriGas Partners, LP / AmeriGas Finance Corp.
5.75% due 05/20/27		1,250,000	1,225,000
Total Utilities			19,640,422

Basic Materials - 3.4%
Eldorado Gold Corp.
6.13% due 12/15/20[5]		7,560,000	7,182,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[5]		2,050,000	2,165,312
Yamana Gold, Inc.
4.95% due 07/15/24		1,625,000	1,601,925
4.63% due 12/15/27		300,000	282,280
Clearwater Paper Corp.
4.50% due 02/01/23		1,310,000	1,218,300
5.38% due 02/01/25[5]		215,000	199,413
Alcoa Nederland Holding BV
6.13% due 05/15/28[5]		900,000	924,750
Valvoline, Inc.
5.50% due 07/15/24		700,000	701,750
Mirabela Nickel Ltd.
9.50% due 06/24/19[8]		278,115	94,559
Total Basic Materials			14,370,289

Technology - 2.5%
Infor US, Inc.
5.75% due 08/15/20[5]		1,550,000	1,571,312
6.50% due 05/15/22		600,000	608,130
TIBCO Software, Inc.
11.38% due 12/01/21[5]		2,025,000	2,161,688
ACI Worldwide, Inc.
5.75% due 08/15/26[5]		1,900,000	1,930,875
Qorvo, Inc.
5.50% due 07/15/26[5]		1,200,000	1,221,000
CDK Global, Inc.
5.88% due 06/15/26		1,000,000	1,030,380
First Data Corp.
5.00% due 01/15/24[5]		1,000,000	1,006,250
Ascend Learning LLC
6.88% due 08/01/25[5]		650,000	656,500
Microsoft Corp.
4.20% due 11/03/35[6]		450,000	469,424
Total Technology			10,655,559
Total Corporate Bonds
(Cost $376,947,111)			366,566,270

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~		Value

SENIOR FLOATING RATE INTERESTS†† - 23.9%
Technology - 5.2%
MRI Software LLC
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 06/30/23[9]		2,514,643	$2,489,496
7.65% (1 Month USD LIBOR + 5.50%) due 06/30/23[9]		117,170	115,998
7.67% (1 Month USD LIBOR + 5.50%) due 06/30/23†††,1,9		24,556	22,707
Camelia Bidco Banc Civica
5.55% (3 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 10/14/24[9]	GBP	2,000,000	2,613,127
Lytx, Inc.
8.99% (1 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 08/31/23†††,1,9		2,296,339	2,249,752
Park Place Technologies LLC
6.24% (1 Month USD LIBOR + 4.00%) due 03/29/25[9]		2,094,750	2,092,132
Bullhorn, Inc.
9.07% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 11/21/22†††,1,9		1,888,299	1,878,564
9.09% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 11/21/22†††,1,9		48,748	43,695
IRIS Software Group
5.24% (3 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 09/03/25[9]	GBP	1,100,000	1,446,180
Planview, Inc.
7.49% (1 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 01/27/23†††,1,9		1,182,000	1,182,000
Cvent, Inc.
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 11/29/24[9]		1,094,500	1,093,132
Advanced Computer Software
6.88% (1 Month USD LIBOR + 4.75%, Rate Floor: 0.00%) due 05/31/24[9]		1,073,769	1,079,138
Greenway Health LLC
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/16/24[9]		895,466	893,227
AVSC Holding Corp.
5.57% ((3 Month USD LIBOR+ 3.25%) and (2 Month USD LIBOR + 3.25%), Rate Floor: 1.00%) due 03/03/25[9]		897,744	891,011
Optiv, Inc.
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/01/24[9]		819,266	795,966
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22[9]		748,183	751,146
Refinitiv (Financial & Risk Us Holdings, Inc.)
3.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/18/25[9,10]		750,000	748,020
24-7 Intouch, Inc.
6.46% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 08/20/25[9]		650,000	633,750
OEConnection LLC
6.25% ((1 Month USD LIBOR + 4.00%) and (Commercial Prime Lending Rate + 3.00%), Rate Floor: 1.00%) due 11/22/24[9]		590,004	591,479
Aspect Software, Inc.
12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2,9]		652,086	543,677
Solera LLC
6.74% (3 Month USD LIBOR + 4.50%) due 03/03/21†††,1,9		83,333	77,639
Total Technology			22,231,836

Industrial - 5.0%
Resource Label Group LLC
6.84% (3 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 05/26/23[9]		1,869,485	1,832,095
10.84% (3 Month USD LIBOR + 8.50%, Rate Floor: 1.00%) due 11/26/23[9]		1,500,000	1,488,750
Springs Window Fashions
6.41% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 06/15/25[9]		1,745,625	1,758,717
10.66% (1 Month USD LIBOR + 8.50%, Rate Floor: 0.00%) due 06/15/26[9]		1,025,000	989,125
Diversitech Holdings, Inc.
9.89% (3 Month USD LIBOR + 7.50%, Rate Floor: 1.00%) due 06/02/25[9]		2,650,000	2,623,500
Coveris Rigid
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 07/17/25[9]	EUR	1,850,000	2,099,832
CPG International LLC
6.25% (6 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 05/05/24[9]		1,800,167	1,812,552
Arctic Long Carriers
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 05/18/23[9]		1,530,625	1,534,452
DAE Aviation
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 07/07/22[9]		1,435,204	1,441,706
Recess Holdings, Inc.
6.06% ((3 Month USD LIBOR + 3.75%) and (1 Month USD LIBOR + 3.75%), Rate Floor: 1.00%) due 09/30/24[9]		1,221,000	1,230,157
7.44% ((Commercial Prime Lending Rate + 2.75%), (3 Month USD LIBOR + 3.75%), and (1 Month USD LIBOR + 3.75%), Rate Floor: 1.00%) due 09/30/24[9]		164,167	165,398
American Bath Group LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 09/30/23[9]		1,019,094	1,029,315
STS Operating, Inc. (SunSource)
6.49% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/11/24[9]		773,053	771,120

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~		Value

Bioplan USA, Inc.
6.99% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 09/23/21[9]		755,006	$709,705
ILPEA Parent, Inc.
7.00% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 03/02/23[9]		628,174	629,744
ProAmpac PG Borrower LLC
10.81% (3 Month USD LIBOR + 8.50%, Rate Floor: 1.00%) due 11/18/24[9]		350,000	350,584
Wencor Group
5.74% (1 Month LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%) due 06/19/19[9]		350,769	340,976
KUEHG Corp. (KinderCare)
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/21/25[9]		315,984	317,302
Advanced Integration Technology LP
7.22% (3 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 04/03/23[9]		317,379	315,792
Total Industrial			21,440,822

Consumer, Non-cyclical - 3.7%
Immucor, Inc.
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 06/15/21[9]		2,073,750	2,106,163
CTI Foods Holding Co. LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/29/20[9]		2,160,000	1,768,500
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 1.00%) due 06/28/21[9]		590,000	234,035
Endo Luxembourg Finance Co.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.75%) due 04/29/24[9]		1,885,489	1,896,877
Albertson’s LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.75%) due 08/25/21[9]		1,243,837	1,244,869
Midas Intermediate Holdco II LLC
5.14% (3 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 08/18/21[9]		1,293,418	1,231,980
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 04/03/25[9]		1,194,000	1,186,537
Smart & Final Stores LLC
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.75%) due 11/15/22[9]		1,000,000	979,380
American Tire Distributors, Inc.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 09/01/21[9]		1,113,929	963,549
IHC Holding Corp.
9.14% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 04/30/21†††,1,9		787,933	782,835
9.09% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 04/30/21†††,1,9		149,846	148,877
Avantor, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 11/21/24[9]		893,250	903,719
Hearthside Group Holdings LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/23/25[9]		748,125	745,237
Packaging Coordinators Midco, Inc.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 06/30/23[9]		525,139	526,127
Give and Go Prepared Foods Corp.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 07/29/23[9]		495,000	443,520
Sierra Acquisition, Inc.
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 11/11/24[9]		400,894	402,149
Targus Group International, Inc.
due 05/24/16†††,1,2,8		153,489	—
Total Consumer, Non-cyclical			15,564,354

Communications - 3.5%
Market Track LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/05/24[9]		2,475,000	2,462,625
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23[9]		2,375,080	2,211,793
Mcgraw-Hill Global Education Holdings LLC
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 05/04/22[9]		1,921,989	1,863,522
Unitymedia Finance LLC
4.16% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 06/01/23[9]		1,700,000	1,701,275
Houghton Mifflin Co.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/28/21[9]		1,776,980	1,670,361
GTT Communications, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 05/31/25[9]		1,446,375	1,433,922
Zephyr Bidco Ltd.
5.47% (1 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 07/23/25[9]	GBP	1,000,000	1,303,853
Imagine Print Solutions LLC
7.00% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 06/21/22[9]		1,083,500	1,010,364
Flight Bidco, Inc.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 07/23/25[9]		903,614	901,355
Liberty Cablevision of Puerto Rico LLC
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 01/07/22[9]		300,000	294,564
Total Communications			14,853,634

Consumer, Cyclical - 2.6%
Alexander Mann
6.22% (3 Month GBP LIBOR + 5.50%, Rate Floor: 0.00%) due 08/11/25[9]	GBP	1,100,000	1,376,290

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~	Value

Stars Group (Amaya)
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 07/10/25[9]	1,296,750	$1,308,161
BBB Industries, LLC
6.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 08/01/25[9]	1,200,000	1,201,500
LegalZoom.com, Inc.
6.46% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 11/21/24[9]	1,091,633	1,105,278
Accuride Corp.
7.64% (3 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 11/17/23[9]	983,512	993,347
Truck Hero, Inc.
5.96% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 04/22/24[9]	945,214	947,284
Talbots, Inc.
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 2.00%) due 03/19/20[9]	896,908	877,848
BrightView Landscapes LLC
4.69% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) and (3 Month USD LIBOR +2.50%, Rate Floor: 0.00%) due 08/15/25[9]	825,000	828,350
Blue Nile, Inc.
8.74% (1 Month USD LIBOR + 6.50%, Rate Floor: 1.00%) due 02/17/23[9]	726,563	724,746
Belk, Inc.
6.88% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 12/12/22[9]	493,219	430,891
Acosta, Inc.
5.70% (1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate 2.25%) due 09/26/19[9]	377,778	280,421
5.94% (3 Month USD LIBOR + 3.25%) and (1 Month USD LIBOR + 3.25%) due 09/26/19[9]	200,000	148,458
Mavis Tire Express Services Corp.
5.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/20/25[9]	346,279	344,981
SMG US Midco 2, Inc.
9.24% (1 Month USD LIBOR + 7.00%, Rate Floor: 0.00%) due 01/23/26[9]	300,000	301,749
Advantage Sales & Marketing LLC
5.11% (1 Month USD LIBOR + 3.00%) due 07/25/19[9]	165,000	152,584
Total Consumer, Cyclical		11,021,888

Utilities - 1.3%
Bhi Investments LLC
6.99% ((3 Month USD LIBOR + 4.50%) and (Commercial Prime Lending Rate + 3.50%), Rate Floor: 1.00%) due 08/28/24[9]	1,798,370	1,780,386
11.25% (3 Month USD LIBOR + 8.75%, Rate Floor: 1.00%) due 02/28/25†††,1,9	1,500,000	1,485,000
Panda Power
8.89% (3 Month USD LIBOR + 6.50%, Rate Floor: 1.00%) due 08/21/20[9]	965,845	888,578
MRP Generation Holding
9.39% (3 Month USD LIBOR + 7.00%, Rate Floor: 1.00%) due 10/18/22[9]	710,500	689,185
Terraform AP Acquisition Holdings LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/27/22[9]	397,793	398,787
Stonewall
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 11/13/21[9]	286,827	287,544
Total Utilities		5,529,480

Basic Materials - 1.1%
A-Gas Ltd.
7.14% (3 Month USD LIBOR + 4.75%, Rate Floor: 0.00%) due 08/11/24†††,1,9	2,615,757	2,571,926
ICP Industrial, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 11/03/23[9]	1,138,440	1,132,749
Big River Steel LLC
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 08/23/23[9]	891,000	903,251
Total Basic Materials		4,607,926

Financial - 0.8%
iStar, Inc.
4.89% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/28/23[9]	1,000,000	1,000,000
Aretec Group, Inc.
4.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 08/13/25[9]	900,000	906,750
Advisor Group, Inc.
5.91% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 08/15/25[9]	900,000	905,247
York Risk Services
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/01/21[9]	720,000	695,851
Total Financial		3,507,848

Energy - 0.7%
Permian Production Partners
8.17% (3 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/18/24[9]	1,234,375	1,222,031
YAK MAT (YAK ACCESS LLC)
12.15% (1 Month USD LIBOR + 10.00%, Rate Floor: 0.00%) due 07/10/26[9]	750,000	712,500
PSS Companies
6.79% (2 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 01/28/20[9]	522,974	517,745
Riverstone Utopia Member LLC
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 10/17/24[9]	400,000	400,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

	Face Amount~	Value

Summit Midstream Partners, LP
8.24% (1 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/13/22[9]	277,667	$281,312
Total Energy		3,133,588
Total Senior Floating Rate Interests
(Cost $103,098,163)		101,891,376

ASSET-BACKED SECURITIES†† - 0.4%
Collateralized Loan Obligations - 0.4%
WhiteHorse X Ltd.
2015-10A, 7.64% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[5,9]	750,000	736,892
WhiteHorse VII Ltd.
2013-1A, 7.11% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 11/24/25[5,9]	600,000	600,587
NewMark Capital Funding CLO Ltd.
2014-2A, 7.11% (3 Month USD LIBOR + 4.80%, Rate Floor: 0.00%) due 06/30/26[5,9]	500,000	498,437
Total Collateralized Loan Obligations		1,835,916
Total Asset-Backed Securities
(Cost $1,568,271)		1,835,916

Total Investments - 113.8%
(Cost $498,583,595)		$484,613,661
Other Assets & Liabilities, net - (13.8)%		(58,744,593)
Total Net Assets - 100.0%		$425,869,068

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Bank of America Merrill Lynch	4,263,000	EUR	10/10/18	$4,967,717	$4,953,269	$14,448
JPMorgan Chase & Co.	1,813,000	EUR	10/10/18	2,105,144	2,106,562	(1,418)
JPMorgan Chase & Co.	9,168,000	GBP	10/10/18	11,892,213	11,953,093	(60,880)
						$(47,850)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $10,992,020, (cost $12,796,817) or 2.6% of total net assets.
[2]	Affiliated issuer.
[3]	Perpetual maturity.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $231,678,628 (cost $239,008,582), or 54.4% of total net assets.

[6]

All or a portion of this security is pledged as reverse repurchase agreements collateral at September 30, 2018. At September 30, 2018, the total market value of the pledged securities was $84,847,872 — See Note 6.

[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,667,512 (cost $10,011,276), or 2.3% of total net assets — See Note 10.

[8]	Security is in default of interest and/or principal obligations.
[9]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[10]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$624,677	$1,648,089	$33,198		$2,305,964
Preferred Stocks	—	1,844,169	515,827		2,359,996
Warrants	—	163	—	*	163
Exchange-Traded Funds	9,653,976	—	—		9,653,976
Corporate Bonds	—	366,566,270	—	*	366,566,270
Senior Floating Rate Interests	—	91,448,381	10,442,995		101,891,376
Asset-Backed Securities	—	1,835,916	—		1,835,916
Forward Foreign Currency Exchange Contracts**	—	14,448	—		14,448
Total Assets	$10,278,653	$463,357,436	$10,992,020		$484,628,109

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$62,298	$—		$62,298
Unfunded Loan Commitments (Note 9)	—	200,158	325,938		526,096
Total Liabilities	$—	$262,456	$325,938		$588,394

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $65,909,328 are categorized as Level 2 within the disclosure hierarchy.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2018	Valuation Technique	Unobservable Inputs	Input Range		Weighted Average
Assets:
Common Stocks	$33,198	Enterprise Value	Valuation Multiple	5.5	x	—
Preferred Stocks	515,827	Enterprise Value	Valuation Multiple	3.5	x	—
Senior Floating Rate Interests	8,813,954	Yield Analysis	Yield	7.1—9.2%		8.3%
Senior Floating Rate Interests	1,485,000	Enterprise Value	Valuation Multiple	9.0	x	—
Senior Floating Rate Interests	144,041	Model Price	Purchase Price	—		—
Total Assets	$10,992,020

Liabilities:
Unfunded Loan Commitments	$325,938	Model Price	Purchase Price	—		—

Significant changes in a yield or valuation multiple would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Funds and excluded from the table above, were not considered material to the Funds.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
HIGH YIELD FUND

For the year ended September 30, 2018, the Fund had securities with a total value of $3,838,561 transfer into Level 3 from Level 2 due to lack of observable inputs and securities with a total value of $2,274,036 transfer out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. For the year ended September 30, 2018, the Fund had liabilities with a total value of $195,900 transfer out of Level 3 from Level 2 due to availability of market price information. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2018:

	Assets					Liabilities
	Senior Floating Rate Interests	Common Stocks	Preferred Stocks	Corporate Bonds	Total Assets	Unfunded Loan Commitments
Beginning Balance	$11,511,139	$691,043	$—	$1,954,000	$14,156,182	$(779,130)
Purchases/(Receipts)	4,476,523	—	—	—	4,476,523	(463,947)
(Sales, maturities and paydowns)/Fundings	(6,639,899)	(2,093)	—	(2,000,000)	(8,641,992)	479,235
Amortization of discount/premiums	128,648	—	—	301	128,949	—
Total realized gains or losses included in earnings	73,260	(3,902)	—	46,831	116,189	659,402
Total change in unrealized appreciation (depreciation) included in earnings	(155,374)	(651,850)	—	(1,132)	(808,356)	(417,398)
Transfers into Level 3	3,322,734	—	515,827	—	3,838,561	—
Transfers out of Level 3	(2,274,036)	—	—	—	(2,274,036)	195,900
Ending Balance	$10,442,995	$33,198	$515,827	$—	$10,992,020	$(325,938)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2018	$10,219	$(651,850)	$245,671	$(25)	$(395,985)	$120,870

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
HIGH YIELD FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18		Shares/Face Amount 09/30/18	Investment Income
Common Stocks
Aspect Software, Inc.*,1	$666,215		$—	$(296)	$—	$(665,919)	$—	**	138	$—
Targus Group International Equity, Inc.*,1	19,667		—	(1,005)	467	14,069	33,198		12,825	—
Senior Floating Rate Interests
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[3]	645,489		13,417	(16,934)	—	(98,295)	543,677		652,086	93,517
Targus Group International, Inc. due 05/24/16[1,2]	—	**	—	—	—	—	—	**	153,489	—
Warrants
Aspect Software, Inc.[1]	—		—	—	—	—	—	**	58,710	—
	$1,331,371		$13,417	$(18,235)	$467	$(750,145)	$576,875			$93,517

*	Non-income producing security.
**	Market value is less than $1.
[1]

Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued affiliated securities amounts to $33,198, (cost $1,843,675) or less than 0.1% of total net assets.

[2]	Security is in default of interest and/or principal obligations.
[3]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

HIGH YIELD FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $496,088,681)	$484,036,786
Investments in affiliated issuers, at value (cost $2,494,914)	576,875
Foreign currency, at value (cost $3,760)	3,761
Cash	4,685,152
Segregated cash with broker	300,000
Prepaid expenses	53,430
Unrealized appreciation on forward foreign currency exchange contracts	14,448
Receivables:
Interest	7,642,227
Securities sold	5,094,850
Fund shares sold	497,296
Foreign tax reclaims	29,399
Dividends	4,343
Other assets	24
Total assets	502,938,591

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $862,711)	526,096
Reverse repurchase agreements	65,909,328
Unrealized depreciation on forward foreign currency exchange contracts	62,298
Payable for:
Securities purchased	8,928,285
Fund shares redeemed	1,061,306
Distributions to shareholders	187,331
Management fees	176,983
Transfer agent/maintenance fees	35,694
Distribution and service fees	32,573
Fund accounting/administration fees	25,208
Due to advisor	20,624
Trustees’ fees*	2,974
Miscellaneous	100,823
Total liabilities	77,069,523
Net assets	$425,869,068

Net assets consist of:
Paid in capital	$440,812,048
Total distributable earnings (loss)	(14,942,980)
Net assets	$425,869,068

A-Class:
Net assets	$75,027,712
Capital shares outstanding	6,793,447
Net asset value per share	$11.04
Maximum offering price per share (Net asset value divided by 96.00%)	$11.50

C-Class:
Net assets	$22,350,439
Capital shares outstanding	2,006,848
Net asset value per share	$11.14

P-Class:
Net assets	$12,124,493
Capital shares outstanding	1,097,199
Net asset value per share	$11.05

Institutional Class:
Net assets	$125,944,988
Capital shares outstanding	13,985,353
Net asset value per share	$9.01

R6-Class:
Net assets	$190,421,436
Capital shares outstanding	17,260,428
Net asset value per share	$11.03

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$463,536
Interest from securities of affiliated issuers	93,517
Interest from securities of unaffiliated issues	35,599,881
Total investment income	36,156,934

Expenses:
Management fees	2,933,668
Distribution and service fees:
A-Class	241,620
C-Class	261,378
P-Class	34,018
Transfer agent/maintenance fees:
A-Class	106,290
C-Class	29,107
P-Class	23,500
Institutional Class	157,378
R6-Class	401
Interest expense	1,079,526
Fund accounting/administration fees	391,158
Custodian fees	48,318
Line of credit fees	36,161
Trustees’ fees*	25,879
Miscellaneous	345,763
Recoupment of previously waived fees:
P-Class	4,682
Institutional Class	58,726
Total expenses	5,777,573
Less:
Expenses reimbursed by Adviser:
A-Class	(21,392)
C-Class	(3,674)
P-Class	(8,622)
Institutional Class	(39,683)
Total reimbursed expenses	(73,371)
Net expenses	5,704,202
Net investment income	30,452,732

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$597,714
Investments in affiliated issuers	467
Foreign currency transactions	168,807
Forward foreign currency exchange contracts	789,952
Net realized gain	1,556,940
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(20,936,629)
Investments in affiliated issuers	(750,145)
Foreign currency translations	(26,052)
Forward foreign currency exchange contracts	(103,080)
Net change in unrealized appreciation (depreciation)	(21,815,906)
Net realized and unrealized loss	(20,258,966)
Net increase in net assets resulting from operations	$10,193,766

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$30,452,732	$22,021,007
Net realized gain on investments	1,556,940	2,785,333
Net change in unrealized appreciation (depreciation) on investments	(21,815,906)	6,117,290
Net increase in net assets resulting from operations	10,193,766	30,923,630

Distributions to shareholders:
A-Class	(5,848,923)	(6,233,282)[1]
C-Class	(1,388,169)	(1,438,731)[1]
P-Class	(816,570)	(655,980)[1]
Institutional Class	(9,381,532)	(10,719,166)[1]
R6-Class	(13,025,080)	(3,230,684)[1]
Total distributions to shareholders	(30,460,274)	(22,277,843)

Capital share transactions:
Proceeds from sale of shares
A-Class	26,096,181	66,562,198
C-Class	5,369,804	9,648,007
P-Class	6,720,672	19,110,632
Institutional Class	83,387,211	188,107,688
R6-Class	25,353,579	210,426,419 *
Redemption fees collected
A-Class	31,637	36,722
C-Class	8,663	9,668
P-Class	4,473	4,063
Institutional Class	48,326	60,375
R6-Class	68,690	13,490 *
Distributions reinvested
A-Class	5,079,351	5,420,947
C-Class	1,192,099	1,180,598
P-Class	813,162	655,980
Institutional Class	7,513,267	8,878,248
R6-Class	12,996,541	3,230,684 *
Cost of shares redeemed
A-Class	(78,069,295)	(35,911,466)
C-Class	(13,600,593)	(8,147,384)
P-Class	(11,767,318)	(6,298,525)
Institutional Class	(153,274,924)	(149,297,447)
R6-Class	(39,655,766)	(13,513,200)*
Net increase (decrease) from capital share transactions	(121,684,240)	300,177,697
Net increase (decrease) in net assets	(141,950,748)	308,823,484

Net assets:
Beginning of year	567,819,816	258,996,332
End of year	$425,869,068	$567,819,816

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	2,317,006	5,842,629
C-Class	470,923	839,412
P-Class	597,929	1,676,374
Institutional Class	9,109,186	20,277,090
R6-Class	2,217,170	18,310,251 *
Shares issued from reinvestment of distributions
A-Class	452,179	475,619
C-Class	105,417	102,774
P-Class	72,392	57,411
Institutional Class	819,617	955,818
R6-Class	1,160,432	284,121 *
Shares redeemed
A-Class	(6,937,082)	(3,154,231)
C-Class	(1,195,508)	(709,632)
P-Class	(1,039,994)	(551,450)
Institutional Class	(16,656,442)	(16,097,185)
R6-Class	(3,532,108)	(1,179,438)*
Net increase (decrease) in shares	(12,038,883)	27,129,563

*	Since commencement of operations: May 15, 2017.
[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (See Note 12).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

HIGH YIELD FUND

STATEMENT OF CASH FLOWS
Year Ended September 30, 2018

Cash Flows from Operating Activities:
Net Increase in net assets resulting from operations	$10,193,766

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	21,686,774
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	103,080
Net realized gain on investments	(598,181)
Net accretion of bond discount and amortization of bond premium	(1,346,548)
Paydowns received on mortgage and asset-backed securities, bonds and term loans	39,040,659
Purchase of long-term investments	(327,527,082)
Proceeds from sale of long-term investments	381,004,580
Corporate actions and other payments	119,999
Net sales of short-term investments	1,425,125
Commitment fees received and repayments of unfunded commitments	470,027
Unfunded loan commitment fundings	(483,288)
Decrease in interest receivable	572,320
Decrease in prepaid expenses	15,274
Decrease in dividends receivable	4,463
Decrease in dividends tax reclaims	4,199
Increase in securities sold receivable	(1,406,407)
Increase in other assets	(24)
Increase in transfer agent fees payable	19,116
Increase in trustees’ fees payable	1,768
Decrease in administration fees payable	(11,714)
Decrease in distribution fees payable	(21,277)
Decrease in management fees payable	(65,785)
Decrease in securities purchased payable	(16,415,763)
Increase in due to advisor payable	20,624
Decrease in miscellanous expenses and other liabilities	(7,244)
Net Cash Provided by Operating and Investing Activities	106,798,461

Cash Flows From Financing Activities:
Proceeds from sales of shares	148,457,236
Cost of shares redeemed	(297,118,946)
Distributions to shareholders	(2,835,317)
Proceeds from reverse repurchase agreements	599,476,288
Payments made on reverse repurchase agreements	(551,695,448)
Net Cash Used in Financing Activities	(103,716,187)
Net increase in cash	3,082,274

Cash at Beginning of Period (including foreign cash)	1,906,639
Cash at End of Period (including restricted and foreign cash)	$4,988,913
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$1,021,737
Dividend reinvestment	27,594,420

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.50	$11.16	$10.79	$12.02	$11.85
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.64	.67	.69	.72
Net gain (loss) on investments (realized and unrealized)	(.46)	.35	.41	(.97)	.27
Total from investment operations	.22	.99	1.08	(.28)	.99
Less distributions from:
Net investment income	(.68)	(.65)	(.72)	(.74)	(.83)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.68)	(.65)	(.72)	(.96)	(.83)
Redemption fees collected	— [g]	— [g]	.01	.01	.01
Net asset value, end of period	$11.04	$11.50	$11.16	$10.79	$12.02

Total Return[b]	2.00%	9.11%	10.71%	(2.40%)	9.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$75,028	$126,097	$87,045	$73,236	$82,854
Ratios to average net assets:
Net investment income (loss)	6.05%	5.63%	6.32%	6.01%	5.91%
Total expenses[c]	1.35%	1.31%	1.25%	1.27%	1.32%
Net expenses[d,h,i]	1.33%	1.29%	1.23%	1.20%	1.26%
Portfolio turnover rate	61%	62%	55%	72%	97%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$11.60	$11.26	$10.88	$12.12	$11.95
Income (loss) from investment operations:
Net investment income (loss)[a]	.60	.56	.60	.61	.63
Net gain (loss) on investments (realized and unrealized)	(.46)	.35	.41	(.98)	.27
Total from investment operations	.14	.91	1.01	(.37)	.90
Less distributions from:
Net investment income	(.60)	(.57)	(.64)	(.66)	(.74)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.60)	(.57)	(.64)	(.88)	(.74)
Redemption fees collected	— [g]	— [g]	.01	.01	.01
Net asset value, end of period	$11.14	$11.60	$11.26	$10.88	$12.12

Total Return[b]	1.27%	8.38%	9.81%	(3.14%)	8.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,350	$30,461	$26,941	$13,671	$14,674
Ratios to average net assets:
Net investment income (loss)	5.31%	4.92%	5.52%	5.25%	5.14%
Total expenses[c]	2.11%	2.05%	2.01%	2.01%	2.09%
Net expenses[d,h,i]	2.09%	2.03%	1.98%	1.95%	2.01%
Portfolio turnover rate	61%	62%	55%	72%	97%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$11.51	$11.17	$10.80	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.68	.64	.67	.27
Net gain (loss) on investments (realized and unrealized)	(.46)	.37	.42	(.73)
Total from investment operations	.22	1.01	1.09	(.46)
Less distributions from:
Net investment income	(.68)	(.67)	(.72)	(.27)
Total distributions	(.68)	(.67)	(.72)	(.27)
Redemption fees collected	— [g]	— [g]	— [g]	— [g]
Net asset value, end of period	$11.05	$11.51	$11.17	$10.80

Total Return	1.95%	9.24%	10.74%	(4.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,124	$16,883	$3,178	$10
Ratios to average net assets:
Net investment income (loss)	6.00%	5.58%	6.20%	5.76%
Total expenses[c]	1.45%	1.29%	1.17%	3.36%
Net expenses[d,h,i]	1.39%	1.22%	1.17%	1.19%
Portfolio turnover rate	61%	62%	55%	72%

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$9.38	$9.11	$8.81	$9.87	$9.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.56	.58	.58	.61
Net gain (loss) on investments (realized and unrealized)	(.38)	.28	.34	(.79)	.23
Total from investment operations	.20	.84	.92	(.21)	.84
Less distributions from:
Net investment income	(.57)	(.57)	(.62)	(.64)	(.72)
Net realized gains	—	—	—	(.22)	—
Total distributions	(.57)	(.57)	(.62)	(.86)	(.72)
Redemption fees collected	— [g]	— [g]	— [g]	.01	.01
Net asset value, end of period	$9.01	$9.38	$9.11	$8.81	$9.87

Total Return	2.27%	9.56%	10.95%	(2.21%)	9.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$125,945	$194,280	$141,833	$75,167	$36,880
Ratios to average net assets:
Net investment income (loss)	6.28%	6.00%	6.58%	6.21%	6.12%
Total expenses[c]	1.14%	0.94%	0.95%	0.94%	1.01%
Net expenses[d,h,i]	1.11%	0.93%	0.94%	0.94%	1.01%
Portfolio turnover rate	61%	62%	55%	72%	97%

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended September 30, 2018	Period Ended September 30, 2017[f]
Per Share Data
Net asset value, beginning of period	$11.49	$11.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.24
Net gain (loss) on investments (realized and unrealized)	(.46)	.04
Total from investment operations	.26	.28
Less distributions from:
Net investment income	(.72)	(.24)
Total distributions	(.72)	(.24)
Redemption fees collected	— [g]	— [g]
Net asset value, end of period	$11.03	$11.49

Total Return	2.34%	2.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$190,421	$200,099
Ratios to average net assets:
Net investment income (loss)	6.41%	5.41%
Total expenses[c]	1.00%	0.82%
Net expenses[d,h,i]	1.00%	0.82%
Portfolio turnover rate	61%	62%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Since commencement of operations: May 15, 2017. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Redemption fees collected are less than $0.01 per share.
[h]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	0.09%
C-Class	—	0.06%
P-Class	0.03%	0.00%*
Institutional Class	0.04%	0.00%*
R6-Class	—	—

*	Less than 0.01%.

[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.10%	1.15%	1.16%	1.16%	1.16%
C-Class	1.86%	1.89%	1.91%	1.91%	1.91%
P-Class	1.16%	1.08%	1.09%	1.16%	—
Institutional Class	0.88%	0.79%	0.87%	0.91%	0.91%
R6-Class	0.77%	0.79%	—	—	—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Investment Grade Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Investment Grade Bond Fund returned 1.46%1, compared with the -1.22% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide current income. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

Over the twelve-month period, the portfolio remained focused on sourcing attractive investments while minimizing downside risk and upgrading credit quality.

The U.S. Federal Reserve (the “Fed”) delivered four rate increases over the period, raising the fed funds rate target range to 2.00-2.25%. The Fund maintained its underweight and “barbell” duration position by obtaining key rate exposure on the very long end of the curve where we expect to see less rate movement, while remaining overweight floating rate exposure (approximately 77% of the portfolio was adjustable rate at period end.) We limited exposure to the short and intermediary parts of the curve in anticipation of higher rates and a flatter yield curve. We plan to maintain our barbell and underweight duration positioning given our view that the entire curve will pivot around 3.5% at the end of this cycle.

Collateralized loan obligations’ (CLOs’) debt allocation delivered a positive absolute return over the period. During the period, the portfolio further rotated into AAA tranches, given the flattening credit curve and desire to minimize downside risk. Over half the Fund’s CLO allocation was rated AAA at period end. CLO new issuance for the first nine months of 2018 is currently outpacing 2017 and has pushed CLO spreads marginally wider, retracing some of the tightening we have seen over the past twelve months. Total new issue, refinance, and reset volume stands at $190 billion year-to-date and is on pace to be the biggest new issuance year post-crisis.

Non-Agency residential mortgage-backed securities (RMBS) holdings were a positive contributor. Limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Pre-crisis RMBS investment performance should continue benefitting from a supply shortfall caused by ongoing paydowns and limited new issuance. Spread differences between lower-risk and higher-risk RMBS tranches remain near post-crisis lows and reflect the late-cycle complacency observed in other fixed income credit markets.

Investment grade corporate bond holdings posted negative returns for the period largely on higher interest rates, which negatively impacted the benchmark. Our underweight to the sector generated relative outperformance.

The Fund uses derivatives to obtain a targeted interest rate duration, to hedge non-U.S. dollar foreign exchange exposure, and to occassionally obtain or replicate market exposure. For the period, returns from derivatives were positive.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

INVESTMENT GRADE BOND FUND

OBJECTIVE: Seeks to provide current income.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	49.5%
AA	8.0%
A	11.6%
BBB	16.4%
BB	1.2%
B	3.0%
CCC	3.3%
CC	0.9%
C	0.3%
NR2	3.7%
Other Instruments	2.1%
Total Investments	100.0%

Inception Dates:
A-Class	August 15, 1985
C-Class	May 1, 2000
P-Class	May 1, 2015
Institutional Class	January 29, 2013

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds, 11/15/46	8.6%
U.S. Treasury Bonds, 11/15/44	2.1%
BlueMountain CLO Ltd., 3.28%	1.2%
Government of Japan, 01/10/19	1.2%
Palmer Square Loan Funding Ltd., 3.27%	1.0%
Fannie Mae, 3.03%	0.8%
State of Israel, 0.50%	0.8%
Station Place Securitization Trust, 2.91%	0.8%
Fannie Mae Principal, 05/15/30	0.8%
Saxon Asset Securities Trust, 2.53%	0.8%
Top Ten Total	18.1%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	1.46%	4.35%	4.55%
A-Class Shares with sales charge†	(2.58%)	3.34%	4.03%
C-Class Shares	0.71%	3.59%	3.79%
C-Class Shares with CDSC§	(0.27%)	3.59%	3.79%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	2.16%	3.77%

	1 Year	Since Inception (05/01/15)
P-Class Shares	1.45%	3.25%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	1.21%

	1 Year	5 Year	Since Inception (01/29/13)
Institutional Class Shares	1.75%	4.62%	4.31%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	2.16%	1.69%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
INVESTMENT GRADE BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Financial - 0.0%
Rescap Liquidating Trust*	5,199	$14,557

Industrial - 0.0%
Constar International Holdings LLC*,†††,1	68	—

Total Common Stocks
(Cost $262,501)		14,557

PREFERRED STOCKS†† - 0.1%
Industrial - 0.1%
Seaspan Corp. 6.38% due 04/30/19	10,890	276,715
Constar International Holdings LLC*,†††,1	7	—
Total Industrial		276,715
Total Preferred Stocks
(Cost $272,250)		276,715

MUTUAL FUNDS† - 0.4%
Guggenheim Floating Rate Strategies Fund — Institutional Class[2]	95,926	2,489,273
Total Mutual Funds
(Cost $2,503,065)		2,489,273

MONEY MARKET FUND† - 0.2%
Dreyfus Treasury Securities Cash Management Fund — Institutional Class 1.91%[3]	1,007,833	1,007,833
Total Money Market Fund
(Cost $1,007,833)		1,007,833

	Face Amount~

ASSET-BACKED SECURITIES†† - 32.1%
Collateralized Loan Obligations - 24.3%
BlueMountain CLO Ltd.
2017-2A, 3.28% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 07/20/26[4,5]	7,000,000	6,999,440
Palmer Square Loan Funding Ltd.
2018-4A, 3.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,5]	5,500,000	5,502,335
2018-4A, 3.82% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26[4,5]	1,000,000	1,000,662
Golub Capital Partners CLO Ltd.
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,5]	4,100,000	4,097,202
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[4,5]	1,000,000	1,000,699
KVK CLO Ltd.
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,5]	2,250,000	2,245,644
2017-1A, 4.11% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 05/15/26[4,5]	1,600,000	1,599,694
2017-1A, 3.24% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/15/28[4,5]	1,250,000	1,246,871
Denali Capital CLO XI Ltd.
2018-1A, 3.46% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,5]	3,000,000	3,003,723
2018-1A, 3.98% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/20/28[4,5]	2,000,000	2,001,967
Ladder Capital Commercial Mortgage Trust
2017-FL1, 3.04% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[4,5]	4,046,376	4,037,055
Golub Capital Partners CLO 39B Ltd.
2018-39A, 3.49% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/20/28[4,5]	4,000,000	4,005,033
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[4,5]	4,000,000	3,998,384
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,5]	3,700,000	3,700,109
Venture XII CLO Ltd.
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,5]	2,100,000	2,091,276
2018-12A, 3.51% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[4,5]	1,300,000	1,296,168
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[4,5]	2,050,000	2,045,703
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,5]	1,300,000	1,302,399
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,5]	2,300,000	2,295,084
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[4,5]	1,000,000	993,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Midocean Credit CLO V
2018-5A, 3.43% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/19/28[4,5]	3,000,000	$3,000,359
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/15/35[4,5]	3,000,000	2,999,551
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,5]	3,000,000	2,997,977
NXT Capital CLO LLC
2017-1A, 4.05% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,5]	1,800,000	1,804,216
2018-1A, 3.34% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 04/21/27[4,5]	1,000,000	1,000,163
ALM VI Ltd.
2018-6A, 3.55% (3 Month USD LIBOR + 1.20%, Rate Floor: 0.00%) due 07/15/26[4,5]	2,800,000	2,802,066
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[4,5]	1,567,078	1,561,070
2018-2A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[4,5]	1,000,000	999,864
SCOF-2 Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[4,5]	2,500,000	2,500,066
Cent CLO 24 Ltd.
2018-24A, 3.29% (3 Month USD LIBOR + 1.07%, Rate Floor: 0.00%) due 10/15/26[4,5]	2,500,000	2,497,790
OCP CLO Ltd.
2018-7A, 2.95% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 07/20/29[4,5]	2,500,000	2,497,500
Mountain View CLO Ltd.
2018-1A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,5]	2,450,000	2,442,439
Figueroa CLO Ltd.
2018-2A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[4,5]	2,350,000	2,342,606
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.12% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[4,5]	2,300,000	2,289,002
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,5]	2,200,000	2,193,965
Venture XIX CLO Ltd.
2016-19A, 4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 01/15/27[4,5]	2,100,000	2,100,716
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[4,5]	2,091,307	2,093,650
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.21% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,5]	2,000,000	2,008,854
TCP Waterman CLO Ltd.
2016-1A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,5]	1,000,000	1,004,842
2016-1A, 4.42% (3 Month USD LIBOR + 2.30%, Rate Floor: 0.00%) due 12/15/28[4,5]	1,000,000	1,001,012
BDS
2018-FL2, 3.56% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 08/15/35[4,5]	2,000,000	2,004,041
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.87% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,5]	2,000,000	1,999,949
Madison Park Funding XVI Ltd.
2016-16A, 4.25% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 04/20/26[4,5]	2,000,000	1,999,480
Crown Point CLO III Ltd.
2017-3A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,5]	2,000,000	1,997,093
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[4,5]	1,000,000	1,003,217
2017-FL1, 3.81% (1 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 08/15/34[4,5]	1,000,000	993,346
Flagship CLO VIII Ltd.
2018-8A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/16/26[4,5]	2,000,000	1,994,996
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,5]	2,000,000	1,994,887

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

TICP CLO II-2 Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,5]	2,000,000	$1,991,602
Mountain Hawk II CLO Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,5]	1,600,000	1,597,517
OZLM IX Ltd.
2017-9A, 4.00% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/20/27[4,5]	1,400,000	1,399,761
BSPRT Issuer Ltd.
2017-FL2, 2.98% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 10/15/34[4,5]	1,300,528	1,300,663
Bsprt Issuer Ltd.
2017-FL1, 3.51% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 06/15/27[4,5]	1,113,498	1,116,206
Cerberus Loan Funding XVI, LP
2016-2A, 4.69% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 11/15/27[4,5]	1,000,000	1,003,359
Garrison Funding Ltd.
2016-2A, 5.47% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 09/29/27[4,5]	1,000,000	1,002,667
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[4]	1,000,000	1,002,577
AMMC CLO XV Ltd.
2016-15A, 4.23% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 12/09/26[4,5]	1,000,000	1,001,321
Marathon CRE Ltd.
2018-FL1, 3.31% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 06/15/28[4,5]	1,000,000	1,001,265
KKR CLO 15 Ltd.
2016-15, 3.89% (3 Month USD LIBOR + 1.56%, Rate Floor: 0.00%) due 10/18/28[4,5]	1,000,000	1,001,235
Flatiron CLO Ltd.
2017-1A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,5]	1,000,000	1,000,742
AMMC CLO 15 Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[4,5]	1,000,000	1,000,731
Monroe Capital CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,5]	1,000,000	1,000,400
Northwoods Capital XIV Ltd.
2017-14A, 4.04% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 11/12/25[4,5]	1,000,000	1,000,174
Diamond CLO Ltd.
2018-1A, 3.93% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,5]	1,000,000	1,000,014
Vibrant CLO III Ltd.
2016-3A, 4.40% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 04/20/26[4,5]	1,000,000	999,785
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 4.08% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,5]	1,000,000	999,617
Avery Point V CLO Ltd.
2017-5A, 3.32% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,5]	1,000,000	999,524
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[4]	1,000,000	998,940
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[4,5]	1,000,000	998,280
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.62% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,5]	1,000,000	997,765
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[4,6]	1,000,000	944,089
PFP Ltd.
2017-3, 3.21% (1 Month USD LIBOR + 1.05%) due 01/14/35[4,5]	588,010	587,712
ACIS CLO Ltd.
2013-1A, 5.28% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 04/18/24[4,5]	500,000	500,075
Treman Park CLO Ltd.
2015-1A, due 04/20/27[4,6]	500,000	413,850
Babson CLO Ltd.
2014-IA, due 07/20/25[4,6]	650,000	288,099
2012-2A, due 05/15/23[4,6]	1,000,000	40,190
Copper River CLO Ltd.
2007-1A, due 01/20/21[6,7]	700,000	65,833
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[4,6]	250,000	4,230
Total Collateralized Loan Obligations		137,845,606

Transport-Aircraft - 3.3%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	1,959,873	1,932,511
2018-1, 4.13% due 06/15/43[4]	1,767,780	1,762,775
2015-1A, 4.70% due 12/15/40[4,8]	696,799	700,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	2,450,500	$2,440,756
2016-1A, 4.88% due 03/17/36[4,8]	1,066,939	1,083,741
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[4]	2,395,833	2,399,872
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[4,8]	1,715,018	1,678,450
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[4]	812,073	812,971
2013-1, 6.35% due 10/15/38[4]	162,415	164,052
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[4]	967,900	968,153
AASET Trust
2017-1A, 3.97% due 05/16/42[4]	884,893	880,225
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[4]	840,749	837,096
Raspro Trust
2005-1A, 3.27% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,5]	724,477	699,120
Rise Ltd.
2014-1A, 4.75% due 02/12/39	679,342	667,454
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[4]	615,780	616,574
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[4]	480,441	480,065
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[7]	468,315	438,876
Total Transport-Aircraft		18,562,740

Transport-Container - 1.1%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[4]	2,521,081	2,454,747
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[4]	1,243,266	1,235,067
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[4]	1,177,083	1,162,138
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[4]	872,564	860,243
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[4]	825,000	810,990
Total Transport-Container		6,523,185

Net Lease - 1.0%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[4]	2,957,500	2,921,657
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[4]	2,800,290	2,751,607
Total Net Lease		5,673,264

Collateralized Debt Obligations - 1.0%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[4]	3,750,000	3,623,313
2016-3A, 3.85% due 10/28/33[4]	1,000,000	982,930
Putnam Structured Product Funding Ltd.
2003-1A, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,5]	442,478	438,053
Highland Park CDO I Ltd.
2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[5,7]	292,448	279,283
N-Star REL CDO VIII Ltd.
2006-8A, 2.46% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[4,5]	166,210	165,285
Total Collateralized Debt Obligations		5,488,864

Whole Business - 0.7%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[4]	1,920,750	1,976,202
2016-1A, 3.83% due 05/25/46[4]	492,500	492,480
Domino’s Pizza Master Issuer LLC
2017-1A, 3.59% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,5]	990,000	992,683
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[4]	464,851	465,196
Total Whole Business		3,926,561

Infrastructure - 0.4%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[7]	1,097,250	1,085,134
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[4]	994,167	994,743
Total Infrastructure		2,079,877

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	1,000,000	988,544
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21	186,874	190,050
Total Diversified Payment Rights		1,178,594

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[4]	464,250	465,626
Total Asset-Backed Securities
(Cost $182,306,405)		181,744,317

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 29.8%
Residential Mortgage Backed Securities - 15.0%
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[4,5]	3,828,352	3,800,443
2018-R4, 4.07% (WAC) due 12/26/57[4,5]	3,545,418	3,534,084
2017-2, 4.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/25/57[4,5]	770,360	780,021

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,5]	3,058,417	$2,982,057
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,5]	892,529	893,329
2018-1, 3.00% (WAC) due 01/25/58[4,5]	898,706	881,693
2016-1, 2.75% (WAC) due 02/25/55[4,5]	732,741	721,330
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[5]	3,207,934	3,154,925
2006-BC3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[5]	1,072,356	950,953
2006-BC4, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[5]	906,692	876,109
LSTAR Securities Investment Limited
2018-1, 4.11% due 04/01/21	3,729,282	3,728,903
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,5]	755,602	756,112
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[5]	4,351,059	4,264,590
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[5]	3,788,431	3,552,773
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[9]	9,849,314	1,525,387
2006-1, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.14%) due 03/25/46[5]	999,773	964,475
2006-1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.20%) due 03/25/46[5]	980,169	953,509
Countrywide Asset-Backed Certificates
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[5]	1,904,614	1,873,242
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[5]	1,606,631	1,517,717
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,5]	1,975,929	1,959,278
2017-5A, 3.72% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,5]	1,284,477	1,317,186
GSAA Home Equity Trust
2005-6, 2.30% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 06/25/35[5]	3,150,000	3,139,839
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[5]	3,196,688	3,098,669
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[5]	2,418,910	2,341,733
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.34% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[5]	3,304,082	2,037,768
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.71% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[5]	2,000,000	2,001,367
Nomura Resecuritization Trust
2018-1R, 3.13% due 09/26/58	2,000,000	1,986,250
IndyMac INDX Mortgage Loan Trust
2006-AR6, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 06/25/46[5]	2,069,132	1,966,057
RASC Series Trust
2006-EMX4, 2.45% (1 Month USD LIBOR + 0.23%, Rate Cap/Floor: 14.00%/0.23%) due 06/25/36[5]	2,000,000	1,951,709
GCAT LLC
2018-1, 3.84% due 06/25/48[4,8]	1,602,909	1,597,349
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,5]	1,500,000	1,502,660
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/37[5]	1,571,912	1,442,338
Structured Asset Investment Loan Trust
2005-11, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[5]	1,266,416	1,253,989
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[4,5]	1,181,586	1,171,034
Banc of America Funding Trust
2015-R4, 2.23% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,5]	606,698	578,455
2014-R7, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 09/26/36[4,5]	563,532	550,340
Nationstar Home Equity Loan Trust
2007-B, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[5]	1,031,567	1,015,726
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 3.16% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[5]	1,000,000	999,858
Luminent Mortgage Trust
2006-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[5]	1,068,580	990,883
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[4,8]	989,790	984,556

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[5]	1,018,297	$982,084
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[5]	1,000,000	968,702
ACE Securities Corporation Home Equity Loan Trust Series
2006-HE4, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 10/25/36[5]	1,440,478	962,393
Lehman XS Trust Series
2006-16N, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[5]	940,212	921,670
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[4,5]	877,495	881,336
GSMSC Resecuritization Trust
2015-5R, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,5]	881,545	876,621
RALI Series Trust
2006-QO2, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[5]	1,919,458	850,467
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[5]	877,442	847,420
GSAMP Trust
2007-NC1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[5]	1,234,564	840,696
CSMC Series
2015-12R, 2.56% (WAC) due 11/30/37[4,5]	812,107	809,670
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[4,5]	751,625	746,412
Bayview Opportunity Master Fund IVa Trust
2018-RN3, 3.67% due 03/28/33[4]	699,601	697,486
Deutsche Alt-A Securities Mortgage Loan Trust Series
2007-OA2, 2.62% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[5]	699,525	673,252
CIT Mortgage Loan Trust
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,5]	594,642	602,817
American Home Mortgage Assets Trust
2007-1, 2.55% (1 Year CMT Rate + 0.70%, Rate Floor: 0.70%) due 02/25/47[5]	875,404	584,405
MASTR Adjustable Rate Mortgages Trust
2003-5, 2.93% (WAC) due 11/25/33[5]	557,392	533,058
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.69% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[5]	497,320	440,936
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	154,642	162,568
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[4,5]	125,459	125,310
Total Residential Mortgage Backed Securities		85,105,999

Government Agency - 10.6%
Fannie Mae[13]
3.03% due 02/01/30	5,100,000	4,803,252
3.00% due 12/01/29	2,500,000	2,344,164
3.49% due 04/01/30	2,300,000	2,263,066
3.09% due 10/01/29	2,000,000	1,888,905
3.11% due 04/01/30	1,986,815	1,888,140
3.12% due 10/01/32	1,700,000	1,562,590
3.88% due 07/01/33	1,500,000	1,484,888
3.01% due 12/01/27	1,500,000	1,431,941
3.13% due 01/01/30	1,500,000	1,428,955
2.86% due 09/01/29	1,450,000	1,347,883
4.24% due 08/01/48	1,000,000	1,009,979
3.67% due 03/01/30	1,000,000	999,977
3.56% due 04/01/30	1,000,000	990,469
3.48% due 04/01/30	1,000,000	982,494
3.42% due 04/01/30	1,000,000	975,171
3.53% due 04/01/33	1,000,000	971,650
3.23% due 01/01/30	990,189	958,328
3.19% due 02/01/30	1,000,000	955,374
3.18% due 01/01/30	1,000,000	951,494
3.31% due 01/01/33	1,000,000	950,315
3.12% due 01/01/30	989,317	943,931
3.05% due 01/01/30	1,000,000	943,579
2.96% due 11/01/29	900,000	840,035
2.90% due 11/01/29	850,000	788,186
3.08% due 10/01/32	850,000	786,525
4.25% due 05/01/48	667,969	674,483
2.99% due 09/01/29	650,000	608,094
3.14% due 09/01/32	650,000	602,448
3.17% due 01/01/30	550,000	524,089
2.82% due 10/01/29	550,000	509,136
3.05% due 10/01/29	500,000	470,854
3.22% due 01/01/30	450,000	430,808
Freddie Mac Multifamily Structured Pass Through Certificates[13]
2017-KGX1, 3.00% due 10/25/27	3,500,000	3,316,556
2017-KW03, 3.02% due 06/25/27	3,000,000	2,865,749
2018-K073, 3.45% (WAC) due 01/25/28[5]	1,200,000	1,179,526
2018-K078, 3.92% (WAC) due 06/25/28[5]	1,000,000	1,016,078
2018-K074, 3.60% due 02/25/28	1,000,000	991,539
2017-K066, 3.20% due 06/25/27	1,000,000	962,783
Freddie Mac Seasoned Credit Risk Transfer Trust[13]
2017-3, 3.00% due 07/25/56	2,195,311	2,073,618
2017-4, 2.50% due 06/25/57[8]	2,070,786	1,973,183
2017-4, 3.50% due 06/25/57	1,655,495	1,611,811

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

2018-1, 2.25% due 05/25/57[8]	1,628,579	$1,517,552
2017-3, 2.75% due 07/25/56[8]	921,260	875,049
Fannie Mae-Aces[13]
2017-M11, 2.98% due 08/25/29	2,500,000	2,327,422
Fannie Mae MF 30[13]
4.37% due 11/01/48	750,000	769,740
Fannie Mae MF 18[13]
3.94% due 10/01/36	350,000	350,109
Total Government Agency		60,141,918

Commercial Mortgage Backed Securities - 2.8%
COMM Mortgage Trust
2015-CR26, 4.64% (WAC) due 10/10/48[5]	1,217,000	1,175,852
2015-CR24, 0.94% (WAC) due 08/10/48[5,9]	20,702,479	901,612
2015-CR26, 1.18% (WAC) due 10/10/48[5,9]	9,966,053	502,676
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[4]	1,250,000	1,321,570
Morgan Stanley Capital I Trust
2016-UB11, 1.66% (WAC) due 08/15/49[5,9]	7,535,664	656,785
2017-H1, 1.61% (WAC) due 06/15/50[5,9]	4,956,397	424,334
SG Commercial Mortgage Securities Trust
2016-C5, 2.01% (WAC) due 10/10/48[5,9]	9,797,612	1,021,624
GS Mortgage Securities Corporation Trust
2017-STAY, 3.51% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 07/15/32[4,5]	1,000,000	1,005,237
Bancorp Commercial Mortgage Trust
2018-CR3, 3.31% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,5]	1,000,000	1,000,628
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.49% (WAC) due 01/15/59[5,9]	6,299,567	450,338
2016-NXS5, 1.70% (WAC) due 01/15/59[5,9]	4,878,503	356,374
2016-C37, 1.17% (WAC) due 12/15/49[5,9]	3,824,082	191,577
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[4,5]	1,000,000	996,970
BENCHMARK Mortgage Trust
2018-B6, 0.60% (WAC) due 11/10/51[5,9]	31,500,000	992,757
UBS Commercial Mortgage Trust
2017-C2, 1.30% (WAC) due 08/15/50[5,9]	11,902,260	869,603
Citigroup Commercial Mortgage Trust
2016-GC37, 1.95% (WAC) due 04/10/49[5,9]	3,789,842	384,303
2016-C2, 1.93% (WAC) due 08/10/49[5,9]	2,467,312	262,576
2016-P5, 1.69% (WAC) due 10/10/49[5,9]	1,967,756	165,860
GE Business Loan Trust
2007-1A, 2.33% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,5]	812,140	796,555
JPMDB Commercial Mortgage Securities Trust
2016-C2, 1.85% (WAC) due 06/15/49[5,9]	8,823,886	707,013
LSTAR Commercial Mortgage Trust
2014-2, 5.20% (WAC) due 01/20/41[4,5]	500,000	499,420
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.26% (WAC) due 03/15/50[5,9]	6,918,047	432,675
BANK
2017-BNK4, 1.61% (WAC) due 05/15/50[5,9]	4,944,056	429,284
CFCRE Commercial Mortgage Trust
2016-C3, 1.22% (WAC) due 01/10/48[5,9]	5,860,705	357,132
CD Mortgage Trust
2016-CD1, 1.56% (WAC) due 08/10/49[5,9]	2,559,613	210,913
Total Commercial Mortgage Backed Securities		16,113,668

Military Housing - 1.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates[13]
2015-R1, 4.66% (WAC) due 11/25/55[4,5]	3,978,946	4,275,001
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[7]	1,493,976	1,504,125
Capmark Military Housing Trust
2007-ROBS, 6.06% due 10/10/52[7]	474,833	470,995
2007-AETC, 5.75% due 02/10/52[7]	330,664	324,136
Total Military Housing		6,574,257

Commerical Mortgage Backed Securities - 0.2%
CD Mortgage Trust
2018-CD7, 0.84% (WAC) due 08/15/51[5,9]	19,995,275	1,087,209
Total Collateralized Mortgage Obligations
(Cost $172,058,977)		169,023,051

U.S. GOVERNMENT SECURITIES†† - 10.7%
U.S. Treasury Bonds
due 11/15/46[10,11]	118,982,000	48,672,804
due 11/15/44[10,11]	27,374,600	11,929,157
Total U.S. Government Securities
(Cost $63,614,185)		60,601,961

CORPORATE BONDS†† - 3.7%
Financial - 2.9%
Station Place Securitization Trust
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[4,5]	4,600,000	4,600,000
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[4,5]	3,000,000	3,000,000
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[4,5]	1,500,000	1,499,999
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[5]	1,745,000	1,748,353
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[7]	1,253,672	1,124,631
Central Storage Safety Project Trust
4.82% due 02/01/38[7]	1,000,000	1,017,135
American Equity Investment Life Holding Co.
5.00% due 06/15/27	953,000	923,601
Aurora Military Housing LLC
6.89% due 01/15/47[7]	750,000	871,630

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~		Value

Enstar Group Ltd.
4.50% due 03/10/22		535,000	$537,345
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49		415,000	434,956
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[4]		374,490	369,540
Hospitality Properties Trust
5.25% due 02/15/26		272,000	274,374
Total Financial			16,401,564

Consumer, Non-cyclical - 0.3%
Offutt AFB America First Community LLC
5.46% due 09/01/50[7]		1,891,055	1,824,630

Basic Materials - 0.3%
Yamana Gold, Inc.
4.95% due 07/15/24		1,205,000	1,187,889
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[4,12]		200,000	219,250
Total Basic Materials			1,407,139

Consumer, Cyclical - 0.1%
Northern Group Housing LLC
6.80% due 08/15/53[4]		600,000	721,062

Industrial - 0.1%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[4,5]		250,000	253,438

Communications - 0.0%
Thomson Reuters Corp.
3.85% due 09/29/24		97,000	95,055
Total Corporate Bonds
(Cost $20,690,255)			20,702,888

FEDERAL AGENCY BONDS†† - 3.5%
Freddie Mac Strips[13]
due 09/15/29[10]		5,600,000	3,804,853
due 03/15/31[10]		3,850,000	2,480,435
due 07/15/32[10]		2,700,000	1,645,736
Fannie Mae Principal[13]
due 05/15/30[10]		6,650,000	4,398,148
due 01/15/30[10]		2,575,000	1,722,988
due 05/15/29[10]		1,750,000	1,202,156
Freddie Mac[13]
due 12/14/29[10]		2,900,000	1,953,260
due 01/02/34[10]		850,000	486,918
Tennessee Valley Authority
4.25% due 09/15/65		1,300,000	1,420,414
5.38% due 04/01/56		600,000	779,042
Total Federal Agency Bonds
(Cost $20,890,269)			19,893,950

FOREIGN GOVERNMENT DEBT†† - 2.9%
Government of Japan
due 01/10/19[10]	JPY	763,000,000	6,717,852
due 02/12/19[10]	JPY	142,900,000	1,258,329
due 03/11/19[10]	JPY	22,200,000	195,505
State of Israel
0.50% due 10/31/18	ILS	16,650,000	4,604,480
6.00% due 02/28/19	ILS	2,160,000	629,797
Czech Republic
due 10/26/18[10]	CZK	71,000,000	3,200,804
Total Foreign Government Debt
(Cost $16,913,653)			16,606,767

SENIOR FLOATING RATE INTERESTS††,5 - 1.6%
Technology - 0.5%
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/24		1,176,308	1,176,661
Flexera Software LLC
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/26/25		916,000	917,905
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22		590,307	592,645
Internet Brands, Inc.
5.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/13/24		374,995	377,338
Total Technology			3,064,549

Consumer, Non-cyclical - 0.4%
Packaging Coordinators Midco, Inc.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 06/30/23		754,250	755,668
DJO Finance LLC
5.54% ((3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) and (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%)) due 06/08/20		488,665	488,362
Lineage Logistics LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/27/25		398,000	397,172
Diamond (BC) B.V.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 09/06/24		397,000	389,060
Davis Vision
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 12/02/24		198,500	197,694
Total Consumer, Non-cyclical			2,227,956

Consumer, Cyclical - 0.4%
Petco Animal Supplies, Inc.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 01/26/23		1,172,932	949,055
Mavis Tire Express Services Corp.
5.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/20/25		692,224	689,629

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Face Amount~	Value

Crown Finance US, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 02/28/25	398,000	$397,359
Total Consumer, Cyclical		2,036,043

Communications - 0.3%
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23	1,083,830	1,009,317
Proquest LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/24/21	484,709	485,771
Total Communications		1,495,088

Industrial - 0.0%
Titan Acquisition Ltd. (Husky)
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/28/25	248,750	241,481
Total Senior Floating Rate Interests
(Cost $9,338,374)		9,065,117

MUNICIPAL BONDS†† - 0.7%
California - 0.3%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/41[10]	1,540,000	617,925
due 08/01/46[10]	750,000	239,107
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/39[10]	1,410,000	604,425
Cypress School District General Obligation Unlimited
due 08/01/48[10]	1,000,000	246,590
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/39[10]	500,000	205,540
Total California		1,913,587

Colorado - 0.2%
City & County of Denver Colorado Revenue Bonds
due 08/01/35[10]	2,800,000	1,416,940

Illinois - 0.1%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	500,000	533,205

Hawaii - 0.1%
City & County of Honolulu Hawaii General Obligation Unlimited
1.54% due 11/01/18	350,000	349,734
Total Municipal Bonds
(Cost $4,215,360)		4,213,466

FEDERAL AGENCY NOTES†† - 0.5%
Residual Funding Corporation Principal
due 04/15/30[10,11]	3,000,000	2,008,404
due 01/15/30[10,11]	1,500,000	1,014,990
Total Federal Agency Notes
(Cost $3,078,831)		3,023,394

COMMERCIAL PAPER†† - 14.0%
Spire, Inc.
2.28% due 10/22/18[4,14]	8,500,000	8,488,249
Ryder System, Inc.
2.21% due 10/01/18[14]	8,000,000	8,000,000
NBCUniversal Enterprise, Inc.
2.19% due 10/04/18[4,14]	8,000,000	7,998,507
Rogers Communications, Inc.
2.18% due 10/18/18[4,14]	8,000,000	7,991,311
American Water Capital Corp.
2.30% due 10/18/18[4,14]	8,000,000	7,991,311
Marriott International, Inc.
2.44% due 10/29/18[4,14]	8,000,000	7,983,115
Comcast Corp.
2.37% due 10/16/18[4,14]	5,500,000	5,494,569
CBS Corp.
2.32% due 10/15/18[4,14]	5,435,000	5,430,096
AutoZone, Inc.
2.28% due 10/15/18[4,14]	5,000,000	4,995,567
Keurig Dr Pepper, Inc.
2.35% due 10/26/18[4,14]	5,000,000	4,991,840
Nutrien Ltd.
2.40% due 10/26/18[4,14]	5,000,000	4,991,667
Mondelez International, Inc.
2.27% due 10/01/18[4,14]	3,000,000	3,000,000
2.55% due 12/20/18[4,14]	2,000,000	1,988,085
Total Commercial Paper
(Cost $79,346,352)		79,344,317

REPURCHASE AGREEMENTS††,15 - 1.5%
BNP Paribas issued 07/26/18 at 2.54% due 11/01/18	3,600,000	3,600,000
Barclays issued 09/05/18 at 2.52% (1 Month USD LIBOR + 0.30%) open maturity[5]	2,700,000	2,700,000
Deutsche Bank issued 09/05/18 at 2.69% due 10/26/18	2,300,000	2,300,000
Total Repurchase Agreements
(Cost $8,600,000)		8,600,000

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

	Contracts	Value

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with strike price of $3,000.00 (Notional Value $16,609,686)	57	$187,815
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019 with strike price of $55.00 (Notional Value $11,154,908)	2,599	2,599
Total Call options		190,414
Total OTC Options Purchased
(Cost $723,428)		190,414

Total Investments - 101.7%
(Cost $585,821,738)		$576,798,020
Other Assets & Liabilities, net - (1.7)%		(9,696,952)
Total Net Assets - 100.0%		$567,101,068

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.82%	Quarterly	04/13/28	$50,000,000	$1,326,516	$313,476	$1,013,040
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	50,600,000	419,037	65,878	353,159
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.59%	Quarterly	11/13/47	1,900,000	216,261	323	215,938
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/25	11,200,000	215,154	18,497	196,657
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	14,600,000	209,543	16,350	193,193
								$2,386,511	$414,524	$1,971,987

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	7,600,000	BRL	10/01/18	$2,206,096	$1,884,080	$322,016
Citigroup	7,600,000	BRL	10/01/18	2,199,138	1,884,080	315,058
Goldman Sachs	71,000,000	CZK	10/26/18	3,411,330	3,204,905	206,425
Citigroup	9,668,100	ILS	10/31/18	2,749,030	2,667,811	81,219
Citigroup	563,000,000	JPY	01/10/19	5,054,836	4,998,445	56,391
Goldman Sachs	4,633,050	ILS	10/31/18	1,317,199	1,278,441	38,758
Goldman Sachs	200,000,000	JPY	01/10/19	1,812,539	1,775,647	36,892
BofA Merrill Lynch	142,900,000	JPY	02/12/19	1,306,681	1,272,085	34,596
BofA Merrill Lynch	3,618,000	ILS	10/31/18	1,002,994	998,349	4,645
Goldman Sachs	22,200,000	JPY	03/11/19	200,375	198,053	2,322
Morgan Stanley	1,187,200	ILS	02/28/19	331,398	330,738	660
Citigroup	1,102,400	ILS	02/28/19	302,292	307,114	(4,822)
Citigroup	32,200,000	MXN	10/25/18	1,669,692	1,713,899	(44,207)
JPMorgan Chase & Co.	46,299,000	MXN	10/11/18	2,415,936	2,470,239	(54,303)
Barclays	44,000,000	MXN	10/25/18	2,284,385	2,341,973	(57,588)
						$938,062

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	76,200,000	MXN	10/25/18	$4,035,867	$4,055,872	$20,005
Barclays	11,180,000	MXN	10/11/18	593,566	596,498	2,932
JPMorgan Chase & Co.	11,180,000	MXN	10/11/18	594,023	596,498	2,475
JPMorgan Chase & Co.	23,939,000	MXN	10/11/18	1,277,691	1,277,243	(448)
Goldman Sachs	1,185,900	ILS	10/31/18	327,982	327,237	(745)
JPMorgan Chase & Co.	7,600,000	BRL	10/01/18	1,916,743	1,884,080	(32,663)
Citigroup	7,600,000	BRL	10/01/18	1,965,069	1,884,080	(80,989)
						$(89,433)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $988,544, (cost $1,000,000) or 0.2% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2018.
[4]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $294,308,442 (cost $294,705,454), or 51.9% of total net assets.

[5]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $9,006,408 (cost $9,390,211), or 1.6% of total net assets — See Note 10.

[8]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[9]	Security is an interest-only strip.
[10]	Zero coupon rate security.
[11]	Security is a principal-only strip.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.
BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,557	$—	$—	*	$14,557
Preferred Stocks	—	276,715	—	*	276,715
Mutual Funds	2,489,273	—	—		2,489,273
Money Market Fund	1,007,833	—	—		1,007,833
Asset-Backed Securities	—	180,755,773	988,544		181,744,317
Collateralized Mortgage Obligations	—	169,023,051	—		169,023,051
U.S. Government Securities	—	60,601,961	—		60,601,961
Corporate Bonds	—	20,702,888	—		20,702,888
Federal Agency Bonds	—	19,893,950	—		19,893,950
Foreign Government Debt	—	16,606,767	—		16,606,767
Senior Floating Rate Interests	—	9,065,117	—		9,065,117
Municipal Bonds	—	4,213,466	—		4,213,466
Federal Agency Notes	—	3,023,394	—		3,023,394
Commercial Paper	—	79,344,317	—		79,344,317
Repurchase Agreements	—	8,600,000	—		8,600,000
Options Purchased	—	190,414	—		190,414
Interest Rate Swap Agreements**	—	1,971,987	—		1,971,987
Forward Foreign Currency Exchange Contracts**	—	1,124,394	—		1,124,394
Total Assets	$3,511,663	$575,394,194	$988,544		$579,894,401

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$275,765	$—		$275,765
Unfunded Loan Commitments (Note 9)	—	391	—	*	391
Total Liabilities	$—	$276,156	$—		$276,156

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, the Fund had securities with a total value of $3,000,761 transfer out of Level 3 into Level 2 due to availability of vendor prices. There were no other securities that transferred between levels.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
INVESTMENT GRADE BOND FUND

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Castlelake Aircraft Securitization Trust 2015-1A, 4.70% due 12/15/40	6.70%	11/30/22	6.70%	11/30/22
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-3, 2.75% due 07/25/56	3.00%	03/26/19	3.00%	03/26/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.50% due 06/25/57	2.75%	12/25/18	3.00%	06/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.25% due 05/25/57	2.50%	03/25/19	2.75%	09/25/19
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/21	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			Park Place Securities Inc.
2.54%			3.49%
11/01/18	$3,600,000	$3,624,628	12/25/34	$4,195,000	$4,211,780

Deutsche Bank			Great Wolf Trust
2.69%			6.38%
10/26/18	2,300,000	2,308,755	09/15/34	3,066,000	3,080,104

Barclays			Standard Chartered PLC
2.52% (1 Month USD LIBOR + 0.30%)			3.85%
Open Maturity*	2,700,000	2,700,000	Perpetual Maturity	3,500,000	2,913,750

*

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
INVESTMENT GRADE BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Loss	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Mutual Funds
Guggenheim Floating Rate Strategies Fund — Institutional Class	$—	$4,507,673	$(2,000,000)	$(4,608)	$(13,792)	$2,489,273	95,926	$107,673

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $574,718,673)	$565,708,747
Investments in affiliated issuers, at value (cost $2,503,065)	2,489,273
Repurchase agreements, at value (cost $8,600,000)	8,600,000
Segregated cash with broker	2,862,485
Unamortized upfront premiums paid on interest rate swap agreements	414,524
Unrealized appreciation on forward foreign currency exchange contracts	1,124,394
Prepaid expenses	58,833
Receivables:
Securities sold	5,730,890
Fund shares sold	2,227,094
Interest	1,499,427
Dividends	6,533
Total assets	590,722,200

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $521)	391
Overdraft due to custodian bank	64,373
Unrealized depreciation on forward foreign currency exchange contracts	275,765
Segregated cash due to broker	892,146
Payable for:
Securities purchased	20,201,630
Variation margin on interest rate swap agreements	1,030,901
Fund shares redeemed	730,824
Distributions to shareholders	106,779
Management fees	104,865
Transfer agent/maintenance fees	45,632
Distribution and service fees	44,599
Fund accounting/administration fees	32,787
Trustees’ fees*	1,358
Miscellaneous	89,082
Total liabilities	23,621,132
Net assets	$567,101,068

Net assets consist of:
Paid in capital	$574,987,853
Total distributable earnings (loss)	(7,886,785)
Net assets	$567,101,068

A-Class:
Net assets	$119,065,769
Capital shares outstanding	6,495,924
Net asset value per share	$18.33
Maximum offering price per share (Net asset value divided by 96.00%)	$19.09

C-Class:
Net assets	$18,798,840
Capital shares outstanding	1,029,974
Net asset value per share	$18.25

P-Class:
Net assets	$48,262,933
Capital shares outstanding	2,630,940
Net asset value per share	$18.34

Institutional Class:
Net assets	$380,973,526
Capital shares outstanding	20,812,956
Net asset value per share	$18.30

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

INVESTMENT GRADE BOND FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$186,463
Dividends from securities of affiliated issuers	107,673
Interest	14,943,408
Total investment income	15,237,544

Expenses:
Management fees	1,775,922
Distribution and service fees:
A-Class	393,921
C-Class	246,690
P-Class	79,536
Transfer agent/maintenance fees:
A-Class	165,340
C-Class	44,376
P-Class	42,198
Institutional Class	102,312
Fund accounting/administration fees	353,053
Custodian fees	26,647
Line of credit fees	16,436
Trustees’ fees*	13,011
Miscellaneous	286,056
Recoupment of previously waived fees:
A-Class	5,107
C-Class	699
P-Class	3,054
Institutional Class	8,164
Total expenses	3,562,522
Less:
Expenses reimbursed by Adviser:
A-Class	(101,243)
C-Class	(34,711)
P-Class	(31,721)
Institutional Class	(100,278)
Expenses waived by Adviser	(165,344)
Total waived/reimbursed expenses	(433,297)
Net expenses	3,129,225
Net investment income	12,108,319

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(2,413,737)
Investments in affiliated issuers	(4,608)
Swap agreements	3,235,272
Foreign currency transactions	(51,430)
Forward foreign currency exchange contracts	1,800,831
Options purchased	(550,095)
Options written	164,376
Net realized gain	2,180,609
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(9,928,149)
Investments in affiliated issuers	(13,792)
Swap agreements	1,618,851
Options purchased	(18,639)
Options written	(156,385)
Foreign currency translations	(1,656)
Forward foreign currency exchange contracts	832,610
Net change in unrealized appreciation (depreciation)	(7,667,160)
Net realized and unrealized loss	(5,486,551)
Net increase in net assets resulting from operations	$6,621,768

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$12,108,319	$10,160,909
Net realized gain on investments	2,180,609	1,038,292
Net change in unrealized appreciation (depreciation) on investments	(7,667,160)	(191,264)
Net increase in net assets resulting from operations	6,621,768	11,007,937

Distributions to shareholders:
A-Class	(4,168,019)	(5,543,696)[1]
C-Class	(473,849)	(809,552)[1]
P-Class	(832,713)	(165,374)[1]
Institutional Class	(6,667,145)	(4,160,219)[1]
Total distributions to shareholders	(12,141,726)	(10,678,841)

Capital share transactions:
Proceeds from sale of shares
A-Class	53,960,443	68,572,987
C-Class	5,242,102	5,322,726
P-Class	40,693,678	18,599,465
Institutional Class	286,726,563	85,698,634
Distributions reinvested
A-Class	3,808,487	5,078,949
C-Class	418,766	705,067
P-Class	831,621	165,374
Institutional Class	6,230,399	4,051,788
Cost of shares redeemed
A-Class	(107,498,545)	(61,989,844)
C-Class	(14,673,803)	(13,889,018)
P-Class	(10,133,358)	(4,553,931)
Institutional Class	(51,009,557)	(31,294,035)
Net increase from capital share transactions	214,596,796	76,468,162
Net increase in net assets	209,076,838	76,797,258

Net assets:
Beginning of year	358,024,230	281,226,972
End of year	$567,101,068	$358,024,230

Capital share activity:
Shares sold
A-Class	2,921,467	3,734,365
C-Class	284,936	291,471
P-Class	2,202,577	1,004,493
Institutional Class	15,578,745	4,668,101
Shares issued from reinvestment of distributions
A-Class	206,047	276,636
C-Class	22,751	38,586
P-Class	45,020	8,989
Institutional Class	337,987	220,822
Shares redeemed
A-Class	(5,830,241)	(3,377,947)
C-Class	(798,082)	(760,143)
P-Class	(548,740)	(247,641)
Institutional Class	(2,770,696)	(1,710,778)
Net increase in shares	11,651,771	4,146,954

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 12).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.55	$18.55	$18.10	$18.50	$17.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.49	.59	.64	.69	.65
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.50	(.30)	.83
Total from investment operations	.27	.61	1.14	.39	1.48
Less distributions from:
Net investment income	(.49)	(.61)	(.69)	(.79)	(.79)
Total distributions	(.49)	(.61)	(.69)	(.79)	(.79)
Net asset value, end of period	$18.33	$18.55	$18.55	$18.10	$18.50

Total Return[b]	1.46%	3.39%	6.50%	2.12%	8.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$119,066	$170,624	$158,932	$115,019	$99,565
Ratios to average net assets:
Net investment income (loss)	2.64%	3.19%	3.55%	3.72%	3.55%
Total expenses[c]	0.93%	1.07%	1.08%	1.17%	1.19%
Net expenses[d,e,g]	0.83%	1.02%	1.03%	1.07%	1.05%
Portfolio turnover rate	53%	81%	100%	57%	61%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.47	$18.48	$18.02	$18.42	$17.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.45	.51	.55	.51
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.51	(.30)	.83
Total from investment operations	.13	.47	1.02	.25	1.34
Less distributions from:
Net investment income	(.35)	(.48)	(.56)	(.65)	(.65)
Total distributions	(.35)	(.48)	(.56)	(.65)	(.65)
Net asset value, end of period	$18.25	$18.47	$18.48	$18.02	$18.42

Total Return[b]	0.71%	2.59%	5.78%	1.36%	7.69%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,799	$28,083	$36,040	$24,111	$20,673
Ratios to average net assets:
Net investment income (loss)	1.92%	2.47%	2.81%	3.00%	2.80%
Total expenses[c]	1.75%	1.85%	1.90%	1.99%	1.99%
Net expenses[d,e,g]	1.57%	1.77%	1.77%	1.82%	1.80%
Portfolio turnover rate	53%	81%	100%	57%	61%

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[f]
Per Share Data
Net asset value, beginning of period	$18.56	$18.57	$18.12	$18.45
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.56	.59	.25
Net gain (loss) on investments (realized and unrealized)	(.21)	.05	.55	(.26)
Total from investment operations	.27	.61	1.14	(.01)
Less distributions from:
Net investment income	(.49)	(.62)	(.69)	(.32)
Total distributions	(.49)	(.62)	(.69)	(.32)
Net asset value, end of period	$18.34	$18.56	$18.57	$18.12

Total Return	1.45%	3.33%	6.51%	(0.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$48,263	$17,303	$3,087	$10
Ratios to average net assets:
Net investment income (loss)	2.61%	3.06%	3.25%	3.25%
Total expenses[c]	0.94%	1.13%	0.98%	3.29%
Net expenses[d,e,g]	0.80%	1.01%	0.98%	1.09%
Portfolio turnover rate	53%	81%	100%	57%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

INVESTMENT GRADE BOND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$18.52	$18.53	$18.07	$18.47	$17.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.54	.64	.62	.74	.68
Net gain (loss) on investments (realized and unrealized)	(.22)	.02	.58	(.31)	.83
Total from investment operations	.32	.66	1.20	.43	1.51
Less distributions from:
Net investment income	(.54)	(.67)	(.74)	(.83)	(.84)
Total distributions	(.54)	(.67)	(.74)	(.83)	(.84)
Net asset value, end of period	$18.30	$18.52	$18.53	$18.07	$18.47

Total Return	1.75%	3.67%	6.83%	2.37%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$380,974	$142,014	$83,168	$6,910	$5,909
Ratios to average net assets:
Net investment income (loss)	2.92%	3.51%	3.41%	4.01%	3.72%
Total expenses[c]	0.60%	0.74%	0.76%	0.94%	0.88%
Net expenses[d,e,g]	0.52%	0.70%	0.76%	0.82%	0.78%
Portfolio turnover rate	53%	81%	100%	57%	61%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.05%
C-Class	0.00%*	0.03%
P-Class	0.00%*	0.01%
Institutional Class	0.00%*	0.02%

*	Less than 0.01%.

[f]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.82%	1.00%	1.00%	1.00%	1.00%
C-Class	1.57%	1.75%	1.74%	1.75%	1.75%
P-Class	0.80%	0.99%	0.97%	1.00%	N/A
Institutional Class	0.52%	0.68%	0.75%	0.75%	0.75%

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Limited Duration Fund (the “Fund”) is managed by a team of seasoned professionals, including Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Limited Duration Fund returned 1.69%1, compared with the 0.22% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond 1-3 Year Total Return Index.

The Fund seeks to provide a high level of income consistent with the preservation of capital. It invests at least 80% of its assets in a diversified portfolio of debt securities.

The portfolio remained underweight duration against the benchmark, largely achieved through approximately 90% exposure to adjustable rate securities.

The U.S. Federal Reserve (the “Fed”) delivered four rate increases over the period, raising the fed funds rate target range to 2.00-2.25%. The Fund continues to be positioned for future rate hikes.

Collateralized loan obligations’ (CLOs’) debt allocation delivered a positive absolute return over the period. During the period, the portfolio further rotated into AAA tranches, given the flattening credit curve and desire to minimize downside risk. CLO new issuance for the first nine months of 2018 is currently outpacing 2017 and has pushed CLO spreads marginally wider, retracing some of the tightening we have seen over the past twelve months. Total new issue, refinance, and reset volume stands at $190 billion year-to-date and is on pace to be the biggest new issuance year post-crisis.

Non-Agency residential mortgage-backed securities (RMBS) holdings were a positive contributor in the period. Spread differences between lower-risk and higher-risk RMBS tranches widened in June but remain near post-crisis lows and reflect the late-cycle complacency observed in other fixed income credit markets. Overall, limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Pre-crisis RMBS investment performance should continue benefitting from a supply shortfall caused by ongoing paydowns and limited new issuance.

The allocation to shorter maturity investment-grade corporate bonds contributed to performance. Returns were largely earned from coupon income.

The Fund uses derivatives to to obtain a targeted interest rate duration, to hedge non-U.S. dollar foreign exchange exposure, and to occasionally obtain or replicate market exposure. For the period, returns from derivatives were positive.

The Fund invested excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended September 30, 2018, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

LIMITED DURATION FUND

OBJECTIVE: Seeks to provide a high level of income consistent with preservation of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	38.3%
AA	6.5%
A	16.8%
BBB	19.6%
BB	2.2%
B	3.5%
CCC	3.4%
NR2	4.1%
Other Instruments	5.6%
Total Investments	100.0%

Inception Dates:
A-Class	December 16, 2013
C-Class	December 16, 2013
P-Class	May 1, 2015
Institutional Class	December 16, 2013

Ten Largest Holdings (% of Total Net Assets)
Atlas Senior Loan Fund IV Ltd., 2.99%	1.2%
Government of Japan, 1/10/19	1.2%
Towd Point Mortgage Trust, 2.75%	1.2%
CIM Trust, 3.69%	1.1%
CIM Trust, 4.07%	1.1%
ALM XII Ltd., 3.23%	1.0%
Guggenheim Floating Rate Strategies Fund - Institutional Class	1.0%
Ladder Capital Commercial Mortgage Mortgage Trust, 3.04%	0.9%
Towd Point Mortgage Trust 2018-4, 3.00%	0.9%
Figueroa CLO Ltd., 3.19%	0.9%
Top Ten Total	10.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	Since Inception (12/16/13)
A-Class Shares	1.69%	2.44%
A-Class Shares with sales charge†	(0.58%)	1.95%
C-Class Shares	0.94%	1.67%
C-Class Shares with CDSC§	(0.05%)	1.67%
Institutional Class Shares	1.95%	2.71%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	0.22%	0.84%

	1 Year	Since Inception (05/01/15)
P-Class Shares	1.69%	2.37%
Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index	0.22%	0.77%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond 1-3 Total Return Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†	Fund returns are calculated using the maximum sales charge of 2.25%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

SCHEDULE OF INVESTMENTS	September 30, 2018
LIMITED DURATION FUND

	Shares	Value

MUTUAL FUNDS† - 2.0%
Guggenheim Floating Rate Strategies Fund - Institutional Class[1]	1,317,118	$34,179,223
Guggenheim Strategy Fund II1	589,387	14,722,876
Guggenheim Strategy Fund III[1]	487,012	12,175,294
Guggenheim Strategy Fund I1	398,057	9,971,325
Total Mutual Funds
(Cost $71,116,917)		71,048,718

MONEY MARKET FUND† - 2.0%
Dreyfus Treasury Securities Cash Management Fund - Institutional Class 1.91%[2]	69,072,510	69,072,510
Total Money Market Fund
(Cost $69,072,510)		69,072,510

	Face Amount~

ASSET-BACKED SECURITIES†† - 35.6%
Collateralized Loan Obligations - 28.8%
Atlas Senior Loan Fund IV Ltd.
2018-2A, 2.99% (3 Month USD LIBOR + 0.68%, Rate Floor: 0.00%) due 02/17/26[3,4]	43,806,965	43,639,000
2018-2A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[3,4]	5,000,000	4,999,319
KVK CLO Ltd.
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[3,4]	30,100,000	30,041,720
2017-1A, 4.11% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 05/15/26[3,4]	5,600,000	5,598,928
2017-2A, 3.52% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/26[3,4]	5,000,000	5,000,622
2017-1A, 3.24% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/15/28[3,4]	2,600,000	2,593,492
2017-2A, 4.89% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 07/15/26[3,4]	1,000,000	999,971
Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[3,4]	24,930,000	24,877,749
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[3,4]	15,770,000	15,799,099
Golub Capital Partners CLO Ltd.
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[3,4]	29,300,000	29,280,003
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[3,4]	9,000,000	9,006,290
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[3,4]	35,000,000	34,925,198
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[3,4]	3,000,000	2,979,655
Ladder Capital Commercial Mortgage Mortgage Trust
2017-FL1, 3.04% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[3,4]	32,371,011	32,296,444
Figueroa CLO Ltd.
2018-2A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 06/20/27[3,4]	31,470,000	31,370,983
Flagship CLO VIII Ltd.
2018-8A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.83%) due 01/16/26[3,4]	21,150,000	21,084,822
2018-8A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/16/26[3,4]	9,650,000	9,625,856
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[3,4]	30,300,000	30,216,878
TICP CLO II-2 Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[3,4]	28,950,000	28,828,436
Venture XII CLO Ltd.
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[3,4]	23,000,000	22,904,449
2018-12A, 3.51% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[3,4]	5,100,000	5,084,968
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[3,4]	24,000,000	23,969,791
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[3,4]	23,800,000	23,800,702

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.27% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[3,4]	23,000,000	$22,959,430
Telos CLO Ltd.
2017-6A, 3.61% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[3,4]	19,900,000	19,902,864
CIFC Funding Ltd.
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[3,4]	14,500,000	14,500,130
2017-4A, 3.72% (3 Month USD LIBOR + 1.38%, Rate Floor: 0.00%) due 10/17/26[3,4]	5,000,000	4,999,960
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,4]	17,000,000	16,988,537
GPMT Ltd.
2018-FL1, 3.08% (1 Month USD LIBOR + 0.90%, Rate Floor: 0.90%) due 11/21/35[3,4]	16,400,000	16,370,674
Mountain View CLO Ltd.
2018-1A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[3,4]	16,000,000	15,950,619
Carlyle Global Market Strategies CLO Ltd.
2018-2A, 3.12% (3 Month USD LIBOR + 0.78%, Rate Floor: 0.00%) due 04/27/27[3,4]	15,950,000	15,873,730
BlueMountain CLO 2014-2 Ltd.
2017-2A, 3.28% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 07/20/26[3,4]	14,995,000	14,993,800
TICP CLO III-2 Ltd.
2018-3R, 3.20% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[3,4]	14,800,000	14,734,387
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[3,4]	14,600,000	14,646,970
Venture XVI CLO Ltd.
2018-16A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[3,4]	14,550,000	14,494,285
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/15/35[3,4]	14,000,000	13,997,904
Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[3,4]	13,450,000	13,415,612
SCOF-2 Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[3,4]	13,300,000	13,300,351
Vibrant CLO III Ltd.
2016-3A, 3.83% (3 Month USD LIBOR + 1.48%, Rate Floor: 0.00%) due 04/20/26[3,4]	8,800,000	8,798,559
2016-3A, 4.40% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 04/20/26[3,4]	4,000,000	3,999,141
Palmer Square Loan Funding Ltd.
2018-4A, 3.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[3,4]	8,500,000	8,503,609
2018-4A, 3.82% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/15/26	3,500,000	3,502,317
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[3,4]	12,000,000	11,961,421
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[3,4]	12,000,000	11,948,027
BDS 2018-FL1
2018-FL1, 3.01% (1 Month USD LIBOR + 0.85%) due 01/15/35[3,4]	11,800,000	11,806,786
AIMCO CLO Series
2018-AA, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[3,4]	8,000,000	7,967,394
2017-AA, 3.45% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[3,4]	2,200,000	2,199,782
Mountain Hawk II CLO Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[3,4]	10,100,000	10,084,324
Venture XVII CLO Ltd.
2018-17A, 3.22% (3 Month USD LIBOR + 0.88%, Rate Floor: 0.00%) due 04/15/27[3,4]	9,100,000	9,069,877
Ares XXXIII CLO Ltd.
2016-1A, 3.67% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[3,4]	8,800,000	8,812,960
Crown Point CLO III Ltd.
2017-3A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[3,4]	8,670,000	8,650,052
BSPRT Issuer Ltd.
2017-FL2, 2.98% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 10/15/34[3,4]	8,360,539	8,361,404

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Monroe Capital CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[3,4]	8,100,000	$8,103,237
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.05% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[3,4]	8,000,000	8,026,435
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[3,4]	7,984,990	7,993,937
NXT Capital CLO LLC
2017-1A, 4.05% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[3,4]	7,700,000	7,718,036
Seneca Park CLO Limited
2017-1A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[3,4]	4,000,000	3,999,274
2017-1A, 3.46% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[3,4]	3,500,000	3,499,986
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.13% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[3,4]	7,500,000	7,491,250
Woodmont Trust
2017-3A, 4.06% (3 Month USD LIBOR + 1.73%, Rate Floor: 0.00%) due 10/18/29[3,4]	4,700,000	4,714,023
2017-2A, 4.13% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/28[3,4]	2,500,000	2,508,770
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.62% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[3,4]	6,600,000	6,585,251
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.87% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[3,4]	6,500,000	6,499,835
A Voce CLO Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 07/15/26[3,4]	6,400,000	6,400,373
Avery Point V CLO Ltd.
2017-5A, 3.32% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[3,4]	6,300,000	6,297,001
KVK CLO 2018-1 Ltd.
2018-1A, 3.03% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 05/20/29[3,4]	6,250,000	6,256,541
Venture XIX CLO Ltd.
2016-19A, 4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 01/15/27[3,4]	6,100,000	6,102,079
Diamond CLO Ltd.
2018-1A, 3.93% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[3,4]	6,000,000	6,000,085
OCP CLO 2015-8 Ltd.
2017-8A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 04/17/27[3,4]	6,000,000	5,979,259
Northwoods Capital Ltd.
2017-14A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/12/25[3,4]	5,700,000	5,702,371
AMMC CLO 15 Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[3,4]	5,400,000	5,403,945
Resource Capital Corporation Ltd.
2017-CRE5, 2.96% (1 Month USD LIBOR + 0.80%) due 07/15/34[3,4]	5,269,239	5,269,232
Cent CLO 20 Ltd.
2017-20A, 3.97% (3 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 01/25/26[3,4]	3,250,000	3,253,507
2017-20A, 3.44% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 01/25/26[3,4]	1,852,579	1,852,477
OZLM IX Ltd.
2017-9A, 4.00% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/20/27[3,4]	5,100,000	5,099,128
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[3,4]	5,100,000	5,091,229
Regatta V Funding Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 10/25/26[3,4]	4,900,000	4,899,877
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.06% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[3,4]	4,700,000	4,724,079
Symphony CLO XIV Ltd.
2017-14A, 4.19% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/14/26[3,4]	4,700,000	4,699,091
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[3]	4,500,000	4,495,231

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Newstar Commercial Loan Funding LLC
2017-1A, 4.84% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[3,4]	3,000,000	$3,022,139
2016-1A, 6.06% (3 Month USD LIBOR + 3.75%) due 02/25/28[3,4]	1,000,000	1,003,430
TCP Waterman CLO Ltd.
2016-1A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[3,4]	4,000,000	4,019,369
Cerberus Loan Funding XVI, LP
2016-2A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/15/27[3,4]	4,000,000	4,018,288
FDF II Ltd.
2016-2A, 4.29% due 05/12/31[3]	4,000,000	4,010,309
ACIS CLO Ltd.
2014-4A, 3.76% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 05/01/26[3,4]	4,000,000	4,002,587
Midocean Credit CLO V
2018-5A, 3.43% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/19/28[3,4]	4,000,000	4,000,479
OZLM VIII Ltd.
2017-8A, 3.47% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/17/26[3,4]	3,750,000	3,749,863
Northwoods Capital XII-B Ltd.
2018-12BA, 3.09% (3 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 06/15/31[3,4]	3,500,000	3,499,250
Cent CLO Ltd.
2013-19A, 3.67% (3 Month USD LIBOR + 1.33%, Rate Floor: 0.00%) due 10/29/25[3,4]	3,250,917	3,251,485
Marathon CLO VII Ltd.
2017-7A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[3,4]	3,000,000	3,003,896
Northwoods Capital XIV Ltd.
2017-14A, 4.04% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 11/12/25[3,4]	3,000,000	3,000,521
ALM VI Ltd.
2018-6A, 3.75% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 07/15/26[3,4]	2,700,000	2,685,505
AMMC CLO XV Ltd.
2016-15A, 4.23% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 12/09/26[3,4]	2,400,000	2,403,171
KKR CLO 15 Ltd.
2016-15, 3.89% (3 Month USD LIBOR + 1.56%, Rate Floor: 0.00%) due 10/18/28[3,4]	2,300,000	2,302,841
PFP Ltd.
2017-3, 3.21% (1 Month USD LIBOR + 1.05%) due 01/14/35[3,4]	2,268,037	2,266,887
Flagship VII Ltd.
2017-7A, 3.47% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[3,4]	2,025,891	2,025,555
Garrison Funding Ltd.
2016-2A, 4.52% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 09/29/27[3,4]	2,000,000	2,004,380
OCP CLO Ltd.
2016-2A, 4.31% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 11/22/25[3,4]	2,000,000	2,002,420
Denali Capital CLO X LLC
2017-1A, 3.39% (3 Month USD LIBOR + 1.05%, Rate Floor: 0.00%) due 10/26/27[3,4]	2,000,000	1,999,795
Madison Park Funding XVI Ltd.
2016-16A, 4.25% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 04/20/26[3,4]	2,000,000	1,999,480
Oaktree CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.87%) due 10/20/27[3,4]	2,000,000	1,993,820
Recette Clo Ltd.
2017-1A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[3,4]	2,000,000	1,984,390
Madison Park Funding XIV Ltd.
2017-14A, 3.90% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 07/20/26[3,4]	1,600,000	1,601,328
Bsprt Issuer Ltd.
2017-FL1, 3.51% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 06/15/27[3,4]	1,503,223	1,506,878
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,5]	1,500,000	1,416,133
Symphony CLO XII Ltd.
2017-12A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[3,4]	1,250,000	1,250,957
LCM XXII Ltd.
2016-22A, 3.62% (3 Month USD LIBOR + 1.28%, Rate Floor: 0.00%) due 10/20/28[3,4]	1,150,000	1,150,853
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,5]	1,000,000	855,215
Treman Park CLO Ltd.
2015-1A, due 04/20/27[3,5]	1,000,000	827,700
Figueroa CLO 2013-2 Ltd.
2018-2A, 2.94% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 06/20/27[3,4]	750,000	750,196

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

LMREC, Inc.
2016-CRE2, 2.70% (1 Month USD LIBOR + 1.70%, Rate Floor: 1.70%) due 11/24/31[3,4]	534,000	$534,000
Venture VII CDO Ltd.
2006-7A, 2.58% (3 Month USD LIBOR + 0.23%, Rate Floor: 0.00%) due 01/20/22[3,4]	533,987	533,986
Halcyon Loan Advisors Funding Ltd.
2012-1A, 5.31% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[3,4]	500,000	499,944
Cereberus ICQ Levered LLC
2015-1A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/06/25[3,4]	323,053	323,414
A10 Term Asset Financing 2016-1 LLC
2016-1, 3.35% due 03/15/35[3]	250,742	250,310
Copper River CLO Ltd.
2007-1A, due 01/20/21[5,6]	500,000	47,023
Babson CLO Ltd.
2012-2A, due 05/15/23[3,5]	750,000	30,143
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[3,5]	500,000	8,460
Total Collateralized Loan Obligations		1,012,221,220

Transport-Aircraft - 2.9%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[3]	11,637,885	11,604,938
2017-1, 3.97% due 07/15/42	5,166,939	5,094,803
2015-1A, 4.70% due 12/15/40[3,7]	2,787,197	2,800,195
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[3]	15,860,417	15,887,152
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	11,999,000	11,951,288
2016-1A, 4.88% due 03/17/36[3,7]	3,769,850	3,829,217
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[3]	11,278,946	11,131,092
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[3]	9,195,050	9,197,452
AASET Trust
2017-1A, 3.97% due 05/16/42[3]	7,964,041	7,922,027
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[3]	6,065,429	6,073,251
Raspro Trust
2005-1A, 3.27% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[3,4]	4,346,862	4,194,722
2005-1A, 2.74% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[3,4]	1,363,672	1,358,948
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[3]	2,866,188	2,853,735
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[3]	1,825,675	1,824,245
AASET 2018-1 US Ltd.
2018-1A, 3.84% due 01/16/38[3]	1,730,197	1,713,866
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[3]	1,104,419	1,105,641
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[3]	996,994	987,430
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	770,736	742,948
Rise Ltd.
2014-1A, 4.75% due 02/12/39	271,737	266,981
Total Transport-Aircraft		100,539,931

Transport-Container - 1.3%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[3]	13,971,290	13,603,682
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[3]	8,702,864	8,645,472
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[3]	7,230,208	7,098,006
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[3]	6,780,000	6,693,916
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[3]	5,148,129	5,075,431
CLI Funding V LLC
2013-1A, 2.83% due 03/18/28[3]	2,258,667	2,199,780
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[3]	2,025,833	1,991,431
Total Transport-Container		45,307,718

Net Lease - 0.9%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[3]	16,660,583	16,458,667
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[3]	10,517,208	10,433,502
2015-1A, 3.75% due 04/20/45[3]	1,769,250	1,728,969
STORE Master Funding LLC
2013-1A, 4.16% due 03/20/43[3]	2,263,304	2,253,456
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[3]	1,000,000	984,609
Total Net Lease		31,859,203

Automotive - 0.5%
Hertz Vehicle Financing II, LP
2015-1A, 2.73% due 03/25/21[3]	9,700,000	9,615,762
2017-1A, 2.96% due 10/25/21[3]	3,300,000	3,256,417
Hertz Vehicle Financing LLC
2016-4A, 2.65% due 07/25/22[3]	4,500,000	4,370,381
2016-2A, 2.95% due 03/25/22[3]	2,000,000	1,967,790
Total Automotive		19,210,350

Collateralized Debt Obligations - 0.5%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[3]	11,650,000	11,256,426
2016-3A, 3.85% due 10/28/33[3]	1,500,000	1,474,395
RB Commercial Trust
2012-RS1, 5.35% due 01/26/22[3]	3,321,820	3,320,325

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Putnam Structured Product Funding Ltd.
2003-1A, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[3,4]	1,327,433	$1,314,158
H2 Asset Funding Ltd.
4.07% due 03/19/37	50,062	50,300
Total Collateralized Debt Obligations		17,415,604

Whole Business - 0.4%
Domino’s Pizza Master Issuer LLC
2017-1A, 3.59% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[3,4]	5,197,500	5,211,585
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[3]	3,447,500	3,547,029
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[3]	3,290,466	3,280,430
Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[3]	929,702	930,392
Drug Royalty II Limited Partnership 2
2014-1, 3.48% due 07/15/23[3]	348,907	347,830
Total Whole Business		13,317,266

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[6]	7,481,250	7,398,642
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[3]	3,181,333	3,183,177
SBA Tower Trust
, 2.90% due 10/15/44[3]	1,725,000	1,721,536
Total Infrastructure		12,303,355

Transport-Rail - 0.0%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[3]	1,592,606	1,568,166

Insurance - 0.0%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[3]	464,250	465,626
Total Asset-Backed Securities
(Cost $1,258,183,837)		1,254,208,439

COLLATERALIZED MORTGAGE OBLIGATIONs†† - 26.8%
Residential Mortgage Backed Securities - 20.5%
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[3,4]	42,406,815	41,348,032
2018-4, 3.00% (WAC) due 06/25/58[3,4]	32,899,381	31,916,729
2018-2, 3.25% (WAC) due 03/25/58[3,4]	29,761,392	29,361,976
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[3,4]	28,761,744	28,787,523
2018-1, 3.00% (WAC) due 01/25/58[3,4]	6,380,815	6,260,021
2017-1, 2.75% (WAC) due 10/25/56[3,4]	4,802,707	4,702,154
2016-1, 2.75% (WAC) due 02/25/55[3,4]	1,336,175	1,315,367
CIM Trust
2018-R2, 3.69% (WAC) due 08/25/57[3,4]	39,173,834	38,888,253
2018-R4, 4.07% (WAC) due 12/26/57[3,4]	38,328,848	38,206,314
2017-2, 4.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/25/57[3,4]	3,851,802	3,900,104
Structured Asset Securities Corporation Mortgage Loan Trust
2007-WF1, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 02/25/37[4]	21,662,413	21,304,452
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	15,438,601	15,178,564
2006-BC4, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	2,065,242	1,995,581
2006-BC3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	2,019,603	1,790,961
2007-BC1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 02/25/37[4]	336,465	331,161
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	24,930,527	24,166,095
2006-1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 02/25/36[4]	9,341,077	9,351,775
2005-OPT3, 2.69% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	4,000,000	3,978,070
2003-1, 5.59% (1 Month USD LIBOR + 3.38%, Rate Floor: 2.25%) due 08/25/31[4]	74,696	74,425
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[4]	30,346,555	29,743,478
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	26,084,278	24,461,716
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[3,4]	20,208,367	20,038,071
2017-5A, 3.72% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[3,4]	2,497,593	2,561,195
American Home Mortgage Investment Trust
2006-3, 2.58% (1 Month USD LIBOR + 0.36%, Rate Cap/Floor: 10.50%/0.18%) due 12/25/46[4]	10,505,615	10,324,107
2006-1, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.14%) due 03/25/46[4]	7,841,355	7,564,510

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Countrywide Asset-Backed Certificates
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[4]	10,601,021	$10,014,338
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	5,078,970	4,995,312
2006-5, 2.51% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 08/25/36[4]	2,056,620	2,043,684
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	16,339,500	15,818,175
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[3,4]	13,649,004	13,773,146
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[3,4]	955,939	969,081
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	10,186,058	9,866,794
2006-HE3, 2.58% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	4,000,000	3,960,344
IndyMac INDX Mortgage Loan Trust
2006-AR6, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 06/25/46[4]	14,236,335	13,527,144
Banc of America Funding Trust
2015-R2, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[3,4]	10,278,000	9,994,171
2015-R4, 2.23% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[3,4]	3,397,508	3,239,348
Nomura Resecuritization Trust
2018-1R, 3.13% due 09/26/58	12,000,000	11,917,500
2015-4R, 4.55% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[3,4]	1,202,736	1,159,060
Ameriquest Mortgage Securities Incorporated Asset-Backed Pass Through Certificates Ser
2005-R10, 2.65% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 01/25/36[4]	12,500,000	12,529,890
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/37[4]	10,255,205	9,409,862
2006-NC1, 2.60% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	1,500,000	1,491,731
GCAT LLC
2018-1, 3.84% due 06/25/48[3,7]	10,830,464	10,792,895
LSTAR Securities Investment Limited
2018-1, 4.11% due 04/01/21	6,992,404	6,991,694
2017-6, 3.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 09/01/22[3,4]	2,636,347	2,637,995
Alternative Loan Trust
2007-OA7, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/47[4]	9,621,097	9,361,641
Morgan Stanley Home Equity Loan Trust 2006-2
2006-2, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 02/25/36[4]	8,945,770	8,914,467
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[3,4]	8,750,000	8,765,519
Alternative Loan Trust
2005-59, 2.50% (1 Month USD LIBOR + 0.33%, Rate Floor: 0.33%) due 11/20/35[4]	4,460,797	4,348,743
2007-OH3, 2.51% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	4,171,388	4,096,960
RASC Series Trust
2006-EMX4, 2.45% (1 Month USD LIBOR + 0.23%, Rate Cap/Floor: 14.00%/0.23%) due 06/25/36[4]	8,500,000	8,294,762
JP Morgan Mortgage Acquisition Trust
2006-HE2, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	8,111,125	8,061,712
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.71% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	7,250,000	7,254,958
Nationstar Home Equity Loan Trust
2007-B, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	7,326,772	7,214,257
First NLC Trust
2005-4, 2.61% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	7,167,655	7,139,899
Park Place Securities Incorporated Asset Backed Pass Through Certificates Ser
2005-WHQ3, 3.16% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.63%) due 06/25/35[4]	7,025,000	7,024,005
FBR Securitization Trust
2005-2, 2.97% (1 Month USD LIBOR + 0.75%, Rate Cap/Floor: 14.00%/0.50%) due 09/25/35[4]	6,750,000	6,761,855

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Freddie Mac Structured Agency Credit Risk Debt Notes[9]
2015-DNA1, 4.07% (1 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 10/25/27[4]	4,389,012	$4,467,235
2014-DN1, 4.42% (1 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 02/25/24[4]	2,222,322	2,283,417
FirstKey Master Funding
2017-R1, 2.32% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[3,4]	6,764,419	6,615,876
Structured Asset Investment Loan Trust
2006-3, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 06/25/36[4]	5,711,495	5,524,362
2005-2, 2.95% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 03/25/35[4]	704,127	705,199
2005-1, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 02/25/35[3,4]	312,248	313,500
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[3,7]	6,087,206	6,055,020
GSMSC Resecuritization Trust
2015-5R, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 02/26/37[3,4]	2,246,669	2,215,661
2015-7R, 2.25% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.00%) due 09/26/37[3,4]	2,197,620	2,103,217
2015-5R, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[3,4]	1,163,639	1,157,139
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[3,4]	5,089,473	5,111,747
LSTAR Securities Investment Trust
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[3,4]	5,056,724	5,060,137
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[3,4]	4,962,663	4,918,342
CWABS Incorporated Asset-Backed Certificates Trust
2004-4, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.48%) due 07/25/34[4]	4,778,860	4,802,518
GSAMP Trust
2002-HE2, 3.21% (1 Month USD LIBOR + 1.04%, Rate Floor: 0.52%) due 10/20/32[3,4]	4,351,120	4,377,720
2005-HE6, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	263,044	263,668
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	4,552,465	4,524,571
CSMC Series
2015-12R, 2.56% (WAC) due 11/30/37[3,4]	4,247,945	4,235,198
2014-2R, 2.26% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/27/46[3,4]	283,045	267,595
HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	3,965,186	3,824,174
Fannie Mae Connecticut Avenue Securities[9]
2016-C01, 4.17% (1 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 08/25/28[4]	1,910,819	1,917,066
2016-C02, 4.37% (1 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 09/25/28[4]	1,659,328	1,665,961
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	3,350,000	3,245,152
Bayview Opportunity Master Fund IVa Trust
2018-RN3, 3.67% due 03/28/33[3]	2,518,563	2,510,950
HSI Asset Securitization Corporation Trust
2005-OPT1, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.42%) due 11/25/35[4]	2,328,329	2,323,189
ACE Securities Corporation Home Equity Loan Trust Series
2005-HE2, 3.24% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	2,000,000	1,993,202
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.51% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	1,721,831	1,694,980
First Franklin Mortgage Loan Trust
2004-FF10, 3.49% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	1,446,090	1,446,151
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	1,531,895	1,441,231
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[4]	1,201,334	1,195,997
Ellington Loan Acquisition Trust
2007-2, 3.17% (1 Month USD LIBOR + 0.95%, Rate Floor: 0.95%) due 05/25/37[3,4]	1,020,222	1,021,007
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[3,4]	1,003,676	1,002,479

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Encore Credit Receivables Trust
2005-4, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[4]	923,708	$921,678
Popular ABS Mortgage Pass-Through Trust
2005-2, 2.40% (1 Month USD LIBOR + 0.18%, Rate Cap/Floor: 14.00%/0.18%) due 04/25/35[4]	780,024	779,414
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	395,884	416,173
First Frankin Mortgage Loan Trust
2006-FF4, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[4]	169,364	168,284
Morgan Stanley Re-REMIC Trust
2010-R5, 3.66% due 06/26/36[3]	131,758	115,811
Accredited Mortgage Loan Trust
2007-1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Cap/Floor: 14.00%/0.13%) due 02/25/37[4]	80,207	80,071
BCAP LLC
2014-RR3, 2.22% (WAC) due 10/26/36[3,4]	25,273	25,328
Total Residential Mortgage Backed Securities		722,711,996

Commercial Mortgage Backed Securities - 3.2%
Wells Fargo Commercial Mortgage Trust
2017-SMP, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 12/15/34[3,4]	9,000,000	8,999,998
2016-C37, 1.17% (WAC) due 12/15/49[4,8]	38,093,738	1,908,405
2017-C38, 1.23% (WAC) due 07/15/50[4,8]	25,785,742	1,786,207
2016-C32, 1.49% (WAC) due 01/15/59[4,8]	22,805,411	1,630,295
2015-LC22, 1.03% (WAC) due 09/15/58[4,8]	24,129,194	1,087,971
2017-C42, 1.05% (WAC) due 12/15/50[4,8]	14,956,927	982,105
2017-RB1, 1.44% (WAC) due 03/15/50[4,8]	9,949,126	839,913
2016-NXS5, 1.70% (WAC) due 01/15/59[4,8]	6,829,905	498,923
Hospitality Mortgage Trust
2017-HIT, 2.98% (1 Month USD LIBOR + 0.85%) due 05/08/30[3,4]	15,500,000	15,509,585
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[3,4]	6,353,165	6,291,940
2015-NRF, 3.61% (1 Month USD LIBOR + 1.30%, Rate Floor: 1.30%) due 12/15/34[3,4]	286,710	286,800
Americold LLC Trust
2010-ARTA, 7.44% due 01/14/29[3]	3,500,000	3,700,395
2010-ARTA, 6.81% due 01/14/29[3]	2,605,000	2,735,087
GS Mortgage Securities Corporation Trust
2017-STAY, 3.01% (1 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 07/15/32[3,4]	2,800,000	2,803,354
2017-STAY, 3.26% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 07/15/32[3,4]	2,300,000	2,310,502
JPMDB Commercial Mortgage Securities Trust
2017-C5, 1.17% (WAC) due 03/15/50[4,8]	57,569,722	3,590,347
2016-C2, 1.85% (WAC) due 06/15/49[4,8]	8,823,886	707,013
COMM Mortgage Trust
2015-CR24, 0.94% (WAC) due 08/10/48[4,8]	66,059,729	2,876,961
2018-COR3, 0.59% (WAC) due 05/10/51[4,8]	35,679,167	1,310,628
Banc of America Commercial Mortgage Trust
2017-BNK3, 1.29% (WAC) due 02/15/50[4,8]	33,572,673	2,314,383
2016-UB10, 2.15% (WAC) due 07/15/49[4,8]	19,105,854	1,831,002
DBJPM Mortgage Trust
2017-C6, 1.18% (WAC) due 06/10/50[4,8]	62,834,224	4,021,334
BANK
2017-BNK7, 0.96% (WAC) due 09/15/60[4,8]	34,973,041	1,842,023
2017-BNK4, 1.61% (WAC) due 05/15/50[4,8]	14,238,882	1,236,337
2017-BNK6, 1.01% (WAC) due 07/15/60[4,8]	15,480,723	853,233
BENCHMARK Mortgage Trust
2018-B2, 0.57% (WAC) due 02/15/51[4,8]	124,023,028	3,646,996
UBS Commercial Mortgage Trust
2017-C2, 1.30% (WAC) due 08/15/50[4,8]	32,929,587	2,405,901
2017-C5, 1.17% (WAC) due 11/15/50[4,8]	14,025,422	902,804
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.15% (WAC) due 12/15/47[4,8]	36,274,145	1,871,289
2017-C34, 0.97% (WAC) due 11/15/52[4,8]	24,703,945	1,379,747
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.26% (WAC) due 03/15/50[4,8]	47,882,772	2,994,732
JP Morgan Chase Commercial Mortgage Securities Trust
2016-WIKI, 4.14% (WAC) due 10/05/31[3,4]	3,000,000	2,916,924
Citigroup Commercial Mortgage Trust
2017-P7, 1.29% (WAC) due 04/14/50[4,8]	23,196,954	1,679,074
2016-C2, 1.93% (WAC) due 08/10/49[4,8]	6,711,090	714,206
2016-GC37, 1.95% (WAC) due 04/10/49[4,8]	3,789,842	384,303
Morgan Stanley Capital I Trust
2017-H1, 1.61% (WAC) due 06/15/50[4,8]	30,779,227	2,635,114
Bancorp Commercial Mortgage Trust
2018-CR3, 3.31% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[3,4]	2,200,000	2,201,381
VSD
2017-PLT1 A, 3.60% due 12/25/43	1,548,039	1,547,594
CD Mortgage Trust
2018-CD7, 0.84% (WAC) due 08/15/51[4,8]	118,971,888	6,468,894
2017-CD6, 1.12% (WAC) due 11/13/50[4,8]	14,897,691	896,430
2016-CD1, 1.56% (WAC) due 08/10/49[4,8]	6,989,712	575,955
CD Commercial Mortgage Trust
2017-CD4, 1.48% (WAC) due 05/10/50[4,8]	17,183,362	1,385,218
CGMS Commercial Mortgage Trust
2017-B1, 1.00% (WAC) due 08/15/50[4,8]	22,401,953	1,242,049
JPMBB Commercial Mortgage Securities Trust
2013-C17, 0.97% (WAC) due 01/15/47[4,8]	28,367,071	959,179
CSAIL Commercial Mortgage Trust
2016-C6, 1.96% (WAC) due 01/15/49[4,8]	9,861,810	910,383
Americold LLC
2010-ARTA, 4.95% due 01/14/29[3]	840,000	865,495
GS Mortgage Securities Trust
2017-GS6, 1.20% (WAC) due 05/10/50[4,8]	11,562,898	849,689
LSTAR Commercial Mortgage Trust
2014-2, 4.21% (WAC) due 01/20/41[3,4]	500,000	498,222

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

GE Business Loan Trust
2007-1A, 2.33% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[3,4]	274,097	$268,837
Total Commercial Mortgage Backed Securities		112,155,157

Total Collateralized Mortgage Obligations
(Cost $944,572,010)		942,062,382

Government Agency - 3.1%
Freddie Mac Seasoned Credit Risk Transfer Trust[9]
2018-1, 2.25% due 05/25/57[7]	27,685,841	25,798,386
2017-4, 2.50% due 06/25/57[7]	18,411,986	17,544,172
2017-4, 3.50% due 06/25/57	9,151,206	8,909,734
2017-3, 3.00% due 07/25/56	934,175	882,390
Freddie Mac Multifamily Structured Pass Through Certificates[9]
2018-K074, 3.60% due 02/25/28	14,000,000	13,881,547
2017-KGX1, 3.00% due 10/25/27	14,000,000	13,266,223
2018-K078, 3.92% (WAC) due 06/25/28[4]	3,350,000	3,403,863
2013-K035, 0.54% (WAC) due 08/25/23[4,8]	108,177,846	1,767,226
Fannie Mae[9]
3.01% due 12/01/27	4,600,000	4,398,075
2.99% due 03/01/30	4,000,000	3,733,858
3.13% due 01/01/30	3,050,000	2,905,543
3.23% due 01/01/30	2,970,568	2,874,984
3.12% due 01/01/30	2,967,950	2,831,792
3.21% due 08/01/27	2,181,202	2,132,971
3.17% due 01/01/30	1,700,000	1,619,910
3.22% due 01/01/30	1,300,000	1,244,555
Total Government Agency		107,195,229

CORPORATE BONDS†† - 14.6%
Financial - 10.0%
Mitsubishi UFJ Financial Group, Inc.
3.13% (3 Month USD LIBOR + 0.79%) due 07/25/22[4]	14,650,000	14,735,631
2.98% (3 Month USD LIBOR + 0.65%) due 07/26/21[4]	11,450,000	11,499,090
3.39% (3 Month USD LIBOR + 1.06%) due 09/13/21[4]	5,990,000	6,085,569
4.20% (3 Month USD LIBOR + 1.88%) due 03/01/21[4]	453,000	467,764
Station Place Securitization Trust
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[3,4]	23,000,000	22,999,990
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[3,4]	14,000,000	14,000,000
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[3,4]	13,600,000	13,600,000
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[4]	4,000,000	4,000,000
Santander UK plc
2.94% (3 Month USD LIBOR + 0.62%) due 06/01/21[4]	30,740,000	30,931,927
Capital One Financial Corp.
3.10% (3 Month USD LIBOR + 0.76%) due 05/12/20[4]	22,900,000	23,054,173
Sumitomo Mitsui Trust Bank Ltd.
2.78% (3 Month USD LIBOR + 0.44%) due 09/19/19[3,4]	14,350,000	14,382,718
3.24% (3 Month USD LIBOR + 0.91%) due 10/18/19[3,4]	7,600,000	7,655,024
Citizens Bank North America/Providence RI
3.12% (3 Month USD LIBOR + 0.81%) due 05/26/22[4]	12,200,000	12,252,077
2.88% (3 Month USD LIBOR + 0.57%) due 05/26/20[4]	8,050,000	8,074,766
Mizuho Financial Group, Inc.
3.21% (3 Month USD LIBOR + 0.88%) due 09/11/22[4]	16,450,000	16,560,544
3.47% (3 Month USD LIBOR + 1.14%) due 09/13/21[4]	1,500,000	1,524,847
Goldman Sachs Group, Inc.
3.11% (3 Month USD LIBOR + 0.73%) due 12/27/20[4]	15,700,000	15,781,983
3.53% (3 Month USD LIBOR + 1.20%) due 09/15/20[4]	1,000,000	1,015,713
Citibank North America
2.92% (3 Month USD LIBOR + 0.57%) due 07/23/21[4]	16,390,000	16,480,436
Morgan Stanley
3.12% (3 Month USD LIBOR + 0.80%) due 02/14/20[4]	13,650,000	13,682,204
3.31% (3 Month USD LIBOR + 0.98%) due 06/16/20[4]	1,650,000	1,668,201
3.28% (3 Month USD LIBOR + 0.93%) due 07/22/22[4]	700,000	706,017
Sumitomo Mitsui Banking Corp.
2.69% (3 Month USD LIBOR + 0.35%) due 01/17/20[4]	15,450,000	15,478,026
Svenska Handelsbanken AB
2.78% (3 Month USD LIBOR + 0.47%) due 05/24/21[4]	13,500,000	13,542,718
Credit Agricole S.A.
3.30% (3 Month USD LIBOR + 0.97%) due 06/10/20[3,4]	11,550,000	11,680,746
SunTrust Bank/Atlanta GA
2.93% (3 Month USD LIBOR + 0.59%) due 08/02/22[4]	9,860,000	9,881,971
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	9,552,000	9,570,354
JPMorgan Chase & Co.
3.00% (3 Month USD LIBOR + 0.68%) due 06/01/21[4]	8,100,000	8,145,092

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Lloyds Bank plc
2.83% (3 Month USD LIBOR + 0.49%) due 05/07/21[4]	8,050,000	$8,078,046
Sumitomo Mitsui Financial Group, Inc.
3.30% (3 Month USD LIBOR + 0.97%) due 01/11/22[4]	5,000,000	5,055,305
4.01% (3 Month USD LIBOR + 1.68%) due 03/09/21[4]	1,000,000	1,029,265
3.48% (3 Month USD LIBOR + 1.14%) due 10/19/21[4]	702,000	713,853
UBS Group Funding Switzerland AG
4.12% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 04/14/21[3,4]	5,700,000	5,877,434
Westpac Banking Corp.
3.18% (3 Month USD LIBOR + 0.85%) due 01/11/22[4]	5,000,000	5,052,329
Bank of America Corp.
2.99% (3 Month USD LIBOR + 0.65%) due 10/01/21[4]	4,200,000	4,225,284
American Equity Investment Life Holding Co.
5.00% due 06/15/27	324,000	314,005
Lincoln Finance Ltd.
7.38% due 04/15/21[3]	100,000	103,258
Enstar Group Ltd.
4.50% due 03/10/22	100,000	100,438
Total Financial		350,006,798

Consumer, Non-cyclical - 2.9%
Express Scripts Holding Co.
3.06% (3 Month USD LIBOR + 0.75%) due 11/30/20[4]	21,875,000	21,886,812
General Mills, Inc.
2.88% (3 Month USD LIBOR + 0.54%) due 04/16/21[4]	20,750,000	20,846,600
CVS Health Corp.
2.96% (3 Month USD LIBOR + 0.63%) due 03/09/20[4]	8,950,000	8,996,078
3.05% (3 Month USD LIBOR + 0.72%) due 03/09/21[4]	8,500,000	8,566,740
Kraft Heinz Foods Co.
2.91% (3 Month USD LIBOR + 0.57%) due 02/10/21[4]	16,200,000	16,216,435
Allergan Funding SCS
3.59% (3 Month USD LIBOR + 1.26%) due 03/12/20[4]	11,300,000	11,454,598
Zimmer Biomet Holdings, Inc.
3.09% (3 Month USD LIBOR + 0.75%) due 03/19/21[4]	11,050,000	11,060,231
Halfmoon Parent, Inc.
2.98% (3 Month USD LIBOR + 0.65%) due 09/17/21[3,4]	4,100,000	4,106,035
Total Consumer, Non-cyclical		103,133,529

Energy - 0.7%
Phillips 66
2.91% (3 Month USD LIBOR + 0.60%) due 02/26/21[4]	8,700,000	8,710,755
2.99% (3 Month USD LIBOR + 0.65%) due 04/15/19[3,4]	4,100,000	4,101,600
Equities Corp.
3.11% (3 Month USD LIBOR + 0.77%) due 10/01/20[4]	11,450,000	11,445,758
Total Energy		24,258,113

Communications - 0.6%
Discovery Communications LLC
3.05% (3 Month USD LIBOR + 0.71%) due 09/20/19[4]	11,000,000	11,045,957
Deutsche Telekom International Finance BV
2.92% (3 Month USD LIBOR + 0.58%) due 01/17/20[3,4]	9,400,000	9,433,887
Thomson Reuters Corp.
3.85% due 09/29/24	321,000	314,563
Total Communications		20,794,407

Industrial - 0.3%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[3,4]	11,500,000	11,658,125

Technology - 0.1%
Infor US, Inc.
5.75% due 08/15/20[3]	3,500,000	3,548,125

Basic Materials - 0.0%
Yamana Gold, Inc.
4.95% due 07/15/24	1,116,000	1,100,153
Total Corporate Bonds
(Cost $512,741,239)		514,499,250

FOREIGN GOVERNMENT DEBT†† - 2.9%
Government of Japan
due 01/10/19[10]	JPY	4,852,300,000	42,722,191
due 02/12/19[10]	JPY	930,500,000	8,193,666
due 03/11/19[10]	JPY	100,500,000	885,059
State of Israel
0.50% due 10/31/18	ILS	110,220,000	30,480,832
6.00% due 02/28/19	ILS	19,620,000	5,720,655
Republic of Hungary
5.50% due 12/20/18	HUF	2,152,000,000	7,822,874
due 10/17/18[10]	HUF	1,125,000,000	4,042,453
Czech Republic
due 10/05/18[10]	CZK	82,000,000	3,698,123
Total Foreign Government Debt
(Cost $104,513,402)			103,565,853

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

SENIOR FLOATING RATE INTERESTS††,4 - 1.4%
Technology - 0.5%
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/24	7,481,319	$7,483,563
MA Financeco LLC
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 11/19/21	4,975,000	4,950,125
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22	4,411,766	4,429,236
Internet Brands, Inc.
5.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/13/24	1,084,672	1,091,451
First Data Corp.
7.25% (1 Month USD LIBOR + 2.00%) due 07/08/22	782,185	783,343
Masergy Holdings, Inc.
5.64% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/15/23	497,468	496,846
Total Technology		19,234,564

Communications - 0.3%
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23	4,298,301	4,002,793
Unitymedia Finance LLC
4.16% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 06/01/23	3,250,000	3,252,437
WMG Acquisition Corp.
4.37% (1 Month USD LIBOR + 2.13%, Rate Floor: 0.00%) due 11/01/23	780,000	778,526
Neustar, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 01/08/20	383,646	383,888
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/08/24	298,492	298,758
Total Communications		8,716,402

Consumer, Non-cyclical - 0.2%
DJO Finance LLC
5.54% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/08/20	3,969,332	3,966,871
Diamond (BC) B.V.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 09/06/24	2,183,500	2,139,830
Albertson’s LLC
5.38% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 12/21/22	1,225,140	1,225,373
Grocery Outlet, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 10/21/21	659,910	659,910
PPDI (Pharmaceutical Product Development, Inc.)
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 1.00%) due 08/18/22	99,486	99,543
Total Consumer, Non-cyclical		8,091,527

Consumer, Cyclical - 0.2%
Mavis Tire Express Services Corp.
5.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/20/25	4,759,043	4,741,197
Prime Security Services Borrower LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 05/02/22	522,355	524,585
Total Consumer, Cyclical		5,265,782

Financial - 0.1%
iStar, Inc.
4.89% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/28/23	4,000,000	4,000,000

Industrial - 0.1%
CHI Overhead Doors, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/29/22	984,360	986,516
Engility Corp.
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 08/12/20	523,591	523,157
TransDigm Group, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 06/09/23	298,500	299,509
ProAmpac PG Borrower LLC
5.78% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 11/20/23	149,241	149,688
Total Industrial		1,958,870

Basic Materials - 0.0%
Alpha 3 B.V.
5.39% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 01/31/24	343,755	345,559
Total Senior Floating Rate Interests
(Cost $47,877,061)		47,612,704

COMMERCIAL PAPER†† - 12.4%
Keurig Dr Pepper, Inc.
2.45% due 11/06/18[3,11]	22,500,000	22,444,875
2.25% due 10/05/18[3,11]	20,000,000	19,995,000
2.35% due 10/26/18[3,11]	10,000,000	9,983,681
Nutrien Ltd.
2.57% due 11/13/18[3,11]	24,400,000	24,325,099
2.38% due 10/26/18[3,11]	18,150,000	18,120,002
Marriott International, Inc.
2.44% due 10/29/18[3,11]	16,000,000	15,966,231
2.35% due 11/09/18[3,11]	10,000,000	9,974,542
2.30% due 10/15/18[3,11]	5,000,000	4,995,528

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

	Face Amount~	Value

Diageo Capital plc
2.14% due 10/09/18[3,11]	15,000,000	$14,992,500
2.15% due 10/12/18[3,11]	15,000,000	14,989,825
Walgreens Boots Alliance, Inc.
2.33% due 10/09/18[11]	20,000,000	19,989,644
2.40% due 10/17/18[11]	10,000,000	9,989,333
Entergy Corp.
2.23% due 10/04/18[3,11]	15,000,000	14,997,213
2.57% due 10/19/18[3,11]	15,000,000	14,977,390
Mondelez International, Inc.
2.18% due 10/01/18[3,11]	15,000,000	15,000,000
2.37% due 11/14/18[3,11]	15,000,000	14,951,629
UDR, Inc.
2.21% due 10/12/18[3,11]	20,925,000	20,910,422
2.28% due 10/12/18[3,11]	6,000,000	5,995,820
Fluor Corp.
2.40% due 10/17/18[3,11]	25,000,000	24,973,333
Waste Management, Inc.
2.28% due 10/15/18[3,11]	20,000,000	19,982,267
AutoZone, Inc.
2.28% due 10/15/18[3,11]	20,000,000	19,982,267
Thomson Reuters Corp.
2.26% due 10/03/18[3,11]	15,000,000	14,998,008
NBCUniversal Enterprise, Inc.
2.19% due 10/04/18[3,11]	15,000,000	14,997,200
Nasdaq, Inc.
2.21% due 10/10/18[3,11]	15,000,000	14,991,075
FedEx Corp.
2.35% due 10/09/18[3,11]	13,000,000	12,990,367
Relx, Inc.
2.25% due 10/03/18[3,11]	10,937,000	10,935,633
Anthem, Inc.
2.30% due 10/01/18[3,11]	10,000,000	10,000,000
McKesson Corp.
2.25% due 10/03/18[3,11]	10,000,000	9,998,750
EI du Pont de Nemours & Co.
2.27% due 10/22/18[3,11]	10,000,000	9,986,758
Total Commercial Paper
(Cost $436,448,174)		436,434,392

REPURCHASE AGREEMENTS††,12 - 1.6%
BNP Paribas issued 07/26/18 at 2.54% due 11/01/18	23,400,000	23,400,000
Barclays issued 09/06/18 at 2.52% (1 Month USD LIBOR + 0.30%) open maturity[4]	15,970,500	15,970,500
issued 07/11/18 at 2.54% (1 Month USD LIBOR + 0.30%) open maturity[4]	878,281	878,281
Deutsche Bank issued 07/27/18 at 2.69% due 10/26/18	14,838,000	14,838,000
Total Repurchase Agreements
(Cost $55,086,781)		55,086,781

	Contracts

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019 with strike price of $55.00 (Notional Value $75,397,564)	17,567	17,567
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with strike price of $3,000.00 (Notional Value $111,605,434)	383	1,261,985
Total Call options		1,279,552
Total OTC Options Purchased
(Cost $4,875,424)		1,279,552

Total Investments - 99.3%
(Cost $3,504,487,355)		$3,494,870,581
Other Assets & Liabilities, net - 0.7%		22,961,676
Total Net Assets - 100.0%		$3,517,832,257

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	$381,000,000	$3,155,198	$1,430,286	$1,724,912
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.59%	Quarterly	11/13/47	9,500,000	1,081,305	853,228	228,077
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	46,950,000	673,838	329,602	344,236
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.82%	Quarterly	04/13/28	5,720,000	151,753	77,689	74,064
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/25	5,200,000	99,893	73,513	26,380
								$5,161,987	$2,764,318	$2,397,669

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	59,500,000	BRL	10/01/18	$17,137,387	$14,750,359	$2,387,028
JPMorgan Chase & Co.	51,000,000	BRL	10/01/18	14,804,064	12,643,165	2,160,899
Goldman Sachs	1,877,900,000	HUF	12/20/18	7,582,267	6,795,074	787,193
Citigroup	66,842,550	ILS	10/31/18	19,003,641	18,444,500	559,141
Citigroup	3,695,000,000	JPY	01/10/19	33,175,164	32,805,067	370,097
Goldman Sachs	30,652,500	ILS	10/31/18	8,714,657	8,458,235	256,422
BofA Merrill Lynch	930,500,000	JPY	02/12/19	8,508,518	8,283,242	225,276
Goldman Sachs	1,157,300,000	JPY	01/10/19	10,488,778	10,274,778	214,000
JPMorgan Chase & Co.	1,869,460,000	HUF	12/20/18	6,827,968	6,764,535	63,433
Goldman Sachs	1,125,000,000	HUF	10/17/18	4,086,545	4,047,498	39,047
BofA Merrill Lynch	21,105,000	ILS	10/31/18	5,850,798	5,823,703	27,095
Citigroup	400,900,000	HUF	12/20/18	1,465,062	1,450,634	14,428
Goldman Sachs	100,500,000	JPY	03/11/19	907,105	896,592	10,513
Citigroup	82,000,000	CZK	10/05/18	3,705,922	3,698,583	7,339
Morgan Stanley	7,865,200	ILS	02/28/19	2,195,511	2,191,139	4,372
Goldman Sachs	423,071	CZK	10/05/18	19,438	19,083	355
Citigroup	12,932,000	ILS	02/28/19	3,546,123	3,602,683	(56,560)
Barclays	128,000,000	MXN	10/25/18	6,645,484	6,813,014	(167,530)
Citigroup	163,600,000	MXN	10/25/18	8,483,277	8,707,883	(224,606)
Goldman Sachs	206,720,000	MXN	11/08/18	10,687,783	10,978,449	(290,666)
JPMorgan Chase & Co.	299,021,000	MXN	10/11/18	15,603,266	15,953,980	(350,714)
						$6,036,562

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	291,600,000	MXN	10/25/18	$15,444,343	$15,520,898	$76,555
Goldman Sachs	1,877,900,000	HUF	12/20/18	6,737,103	6,795,074	57,971
Barclays	72,230,000	MXN	10/11/18	3,834,821	3,853,763	18,942
JPMorgan Chase & Co.	226,791,000	MXN	10/11/18	12,087,122	12,100,217	13,095
JPMorgan Chase & Co.	206,720,000	MXN	11/08/18	10,981,200	10,978,449	(2,751)
Goldman Sachs	7,828,950	ILS	10/31/18	2,165,235	2,160,316	(4,919)
JPMorgan Chase & Co.	55,250,000	BRL	10/01/18	13,934,214	13,696,762	(237,452)
Citigroup	55,250,000	BRL	10/01/18	14,285,529	13,696,762	(588,767)
						$(667,326)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
**	Includes cumulative appreciation (depreciation). Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Rate indicated is the 7-day yield as of September 30, 2018.
[3]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $2,153,371,010 (cost $2,157,622,512), or 61.2% of total net assets.

[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $7,445,665 (cost $7,590,076), or 0.2% of total net assets — See Note 10.

[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[8]	Security is an interest-only strip.
[9]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[10]	Zero coupon rate security.
[11]	Rate indicated is the effective yield at the time of purchase.
[12]	Repurchase Agreements — See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
HUF — Hungarian Forint
ILS — Isreali New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Mutual Funds	$71,048,718	$—	$—		$71,048,718
Money Market Fund	69,072,510	—	—		69,072,510
Asset Backed Securities	—	1,254,208,439	—		1,254,208,439
Collateralized Mortgage Obligations	—	942,062,382	—		942,062,382
Corporate Bonds	—	514,499,250	—		514,499,250
Foreign Government Debt	—	103,565,853	—		103,565,853
Senior Floating Rate Interests	—	47,612,704	—		47,612,704
Commercial Paper	—	436,434,392	—		436,434,392
Repurchase Agreements	—	55,086,781	—		55,086,781
Options Purchased	—	1,279,552	—		1,279,552
Interest Rate Swap Agreements**	—	2,397,669	—		2,397,669
Forward Foreign Currency Exchange Contracts**	—	7,293,201	—		7,293,201
Total Assets	$140,121,228	$3,364,440,223	$—		$3,504,561,451

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$1,923,965	$—		$1,923,965
Unfunded Loan Commitments (Note 9)	—	2,689	—	*	2,689
Total Liabilities	$—	$1,926,654	$—		$1,926,654

*	Includes securities with $0 market value.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, Limited Duration Fund had securities with the total value $6,615,876 transfer out of Level 3 into Level 2 due to changes in securities’ valuation methods using observable inputs. There were no other transfers between levels.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 03/17/36	6.88%	03/15/23	6.88%	03/15/23
Castlelake Aircraft Securitization Trust 2015-1A, 4.70% due 12/15/40	6.70%	11/30/22	6.70%	11/30/22
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.50% due 06/25/57	2.75%	12/25/18	3.00%	06/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.25% due 05/25/57	2.50%	03/25/19	2.75%	09/25/19
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/21	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
LIMITED DURATION FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral. The collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Deutsche Bank			Morgan Stanley Capital Inc.
2.69%			2.35%
10/26/18	$14,838,000	$14,938,777	01/25/37	$50,000,000	$30,510,000

BNP Paribas			JP Morgan Mortgage Acquisition Corp.
2.54%			2.84%
11/01/18	23,400,000	23,560,084	12/25/35	16,459,000	16,361,892

			Securitized Asset Backed Receivables LLC Trust
			2.67%
			10/25/35	13,000,000	12,288,900
				$29,459,000	$28,650,792

Barclays
2.52% - 2.54%
(1 Month USD LIBOR + 0.30%)			Standard Chartered PLC 3.85%
Open Maturity*	16,848,781	16,848,781	Perpetual Maturity	$20,800,000	$17,316,000

			Sprint Capital Corp.
			8.75%
			03/15/32	875,000	984,375
				$21,675,000	$18,300,375

*

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
LIMITED DURATION FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Floating Rate Strategies Fund - Institutional Class	$27,278,433	$7,027,553	$—	$—	$(126,763)	$34,179,223	1,317,118	$1,430,000	$—
Guggenheim Strategy Fund I	12,599,724	298,568	(2,900,000)	25,276	(52,243)	9,971,325	398,057	294,779	4,411
Guggenheim Strategy Fund II	14,349,646	419,519	—	—	(46,289)	14,722,876	589,387	412,618	7,679
Guggenheim Strategy Fund III	9,381,097	2,811,386	—	—	(17,189)	12,175,294	487,012	309,671	2,296
	$63,608,900	$10,557,026	$(2,900,000)	$25,276	$(242,484)	$71,048,718		$2,447,068	$14,386

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

LIMITED DURATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $3,378,283,657)	$3,368,735,082
Investments in affiliated issuers, at value (cost $71,116,917)	71,048,718
Repurchase agreements, at value (cost $55,086,781)	55,086,781
Foreign currency, at value (cost $19,515)	19,080
Segregated cash with broker	5,136,923
Unamortized upfront premiums paid on interest rate swap agreements	2,764,318
Unrealized appreciation on forward foreign currency exchange contracts	7,293,201
Prepaid expenses	145,885
Receivables:
Securities sold	34,755,267
Interest	11,820,409
Fund shares sold	8,636,884
Dividends	240,633
Foreign tax reclaims	6,968
Total assets	3,565,690,149

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	1,923,965
Unfunded loan commitments, at value (Note 9) (proceeds $3,586)	2,689
Overdraft due to custodian bank	165,648
Segregated cash due to broker	6,030,534
Payable for:
Securities purchased	24,998,657
Fund shares redeemed	8,629,787
Variation margin on interest rate swap agreements	3,434,212
Distributions to shareholders	1,244,172
Management fees	728,838
Fund accounting/administration fees	206,520
Distribution and service fees	205,282
Transfer agent/maintenance fees	170,070
Trustees’ fees*	5,474
Miscellaneous	112,044
Total liabilities	47,857,892
Net assets	$3,517,832,257

Net assets consist of:
Paid in capital	$3,523,453,631
Total distributable earnings (loss)	(5,621,374)
Net assets	$3,517,832,257

A-Class:
Net assets	$627,569,798
Capital shares outstanding	25,407,801
Net asset value per share	$24.70
Maximum offering price per share (Net asset value divided by 97.75%)	$25.27

C-Class:
Net assets	$70,981,137
Capital shares outstanding	2,875,583
Net asset value per share	$24.68

P-Class:
Net assets	$189,965,379
Capital shares outstanding	7,691,259
Net asset value per share	$24.70

Institutional Class:
Net assets	$2,629,315,943
Capital shares outstanding	106,481,777
Net asset value per share	$24.69

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$204,248
Dividends from securities of affiliated issuers	2,447,068
Interest	80,811,263
Total investment income	83,462,579

Expenses:
Management fees	11,615,183
Distribution and service fees:
A-Class	1,557,877
C-Class	617,980
P-Class	380,673
Transfer agent/maintenance fees:
A-Class	297,514
C-Class	48,547
P-Class	167,178
Institutional Class	933,393
Fund accounting/administration fees	2,342,669
Line of credit fees	189,349
Trustees’ fees*	72,857
Custodian fees	39,100
Miscellaneous	679,349
Total expenses	18,941,669
Less:
Expenses reimbursed by Adviser:
A Class	(257,384)
C Class	(44,714)
P Class	(157,586)
Institutional Class	(808,625)
Expenses waived by Adviser	(336,305)
Total waived/reimbursed expenses	(1,604,614)
Net expenses	17,337,055
Net investment income	66,125,524

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(9,696,031)
Investments in affiliated issuers	25,276
Distributions received from affiliated investment company shares	14,386
Swap agreements	3,392,551
Foreign currency transactions	601,158
Forward foreign currency exchange contracts	8,854,561
Options purchased	(1,062,040)
Net realized gain	2,129,861
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(16,219,723)
Investments in affiliated issuers	(242,484)
Swap agreements	2,397,669
Options purchased	(2,626,761)
Foreign currency translations	(4,007)
Forward foreign currency exchange contracts	3,634,632
Net change in unrealized appreciation (depreciation)	(13,060,674)
Net realized and unrealized loss	(10,930,813)
Net increase in net assets resulting from operations	$55,194,711

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$66,125,524	$32,013,502
Net realized gain on investments	2,129,861	3,527,356
Net change in unrealized appreciation (depreciation) on investments	(13,060,674)	7,480,228
Net increase in net assets resulting from operations	55,194,711	43,021,086

Distributions to shareholders:
A-Class	(14,531,941)	(7,311,069)[1]
C-Class	(976,834)	(519,919)[1]
P-Class	(3,531,968)	(749,320)[1]
Institutional Class	(53,984,980)	(24,387,010)[1]
Total distributions to shareholders	(73,025,723)	(32,967,318)

Capital share transactions:
Proceeds from sale of shares
A-Class	420,082,761	442,378,068
C-Class	36,102,270	36,743,002
P-Class	194,420,699	103,833,454
Institutional Class	1,948,541,092	1,621,228,591
Distributions reinvested
A-Class	11,467,034	5,865,169
C-Class	753,493	373,493
P-Class	3,515,551	744,376
Institutional Class	45,162,931	21,805,737
Cost of shares redeemed
A-Class	(309,311,321)	(156,887,800)
C-Class	(16,238,186)	(13,395,699)
P-Class	(99,572,539)	(14,043,133)
Institutional Class	(989,425,440)	(489,428,410)
Net increase from capital share transactions	1,245,498,345	1,559,216,848
Net increase in net assets	1,227,667,333	1,569,270,616

Net assets:
Beginning of year	2,290,164,924	720,894,308
End of year	$3,517,832,257	$2,290,164,924

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	16,952,205	17,860,279
C-Class	1,458,935	1,483,714
P-Class	7,852,162	4,191,187
Institutional Class	78,739,381	65,477,150
Shares issued from reinvestment of distributions
A-Class	463,353	236,786
C-Class	30,471	15,094
P-Class	142,114	30,001
Institutional Class	1,825,515	880,322
Shares redeemed
A-Class	(12,500,453)	(6,338,198)
C-Class	(656,417)	(541,349)
P-Class	(4,024,388)	(566,399)
Institutional Class	(39,976,154)	(19,752,906)
Net increase in shares	50,306,724	62,975,681

[1]	For the year ended September 30, 2017, the distributions to shareholders from net investment income and net realized gains were as follows (See Note 12):

Net investment income
A-Class	$(7,270,962)
C-Class	(515,105)
P-Class	(748,808)
Institutional Class	(24,283,348)

Net realized gains
A-Class	$(40,107)
C-Class	(4,814)
P-Class	(512)
Institutional Class	(103,662)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.86	$24.71	$24.65	$24.97	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.51	.53	.67	.69	.52
Net gain (loss) on investments (realized and unrealized)	(.09)	.20	.08	(.16)	(.08)
Total from investment operations	.42	.73	.75	.53	.44
Less distributions from:
Net investment income	(.57)	(.58)	(.69)	(.84)	(.47)
Net realized gains	(.01)	— [c]	—	(.01)	—
Total distributions	(.58)	(.58)	(.69)	(.85)	(.47)
Net asset value, end of period	$24.70	$24.86	$24.71	$24.65	$24.97

Total Return[d]	1.69%	2.95%	3.16%	2.15%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$627,570	$509,410	$215,856	$117,628	$17,035
Ratios to average net assets:
Net investment income (loss)	2.07%	2.14%	2.73%	2.79%	2.67%
Total expenses[e]	0.81%	0.86%	0.93%	0.99%	1.14%
Net expenses[f,g,i]	0.75%	0.81%	0.84%	0.87%	0.83%
Portfolio turnover rate	45%	55%	39%	26%	40%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.84	$24.70	$24.63	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.33	.35	.48	.49	.38
Net gain (loss) on investments (realized and unrealized)	(.10)	.18	.10	(.16)	(.09)
Total from investment operations	.23	.53	.58	.33	.29
Less distributions from:
Net investment income	(.38)	(.39)	(.51)	(.65)	(.33)
Net realized gains	(.01)	— [c]	—	(.01)	—
Total distributions	(.39)	(.39)	(.51)	(.66)	(.33)
Net asset value, end of period	$24.68	$24.84	$24.70	$24.63	$24.96

Total Return[d]	0.94%	2.18%	2.39%	1.37%	1.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$70,981	$50,743	$26,802	$10,323	$643
Ratios to average net assets:
Net investment income (loss)	1.34%	1.41%	1.98%	1.96%	1.93%
Total expenses[e]	1.59%	1.65%	1.73%	1.76%	2.14%
Net expenses[f,g,i]	1.51%	1.56%	1.58%	1.62%	1.56%
Portfolio turnover rate	45%	55%	39%	26%	40%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[h]
Per Share Data
Net asset value, beginning of period	$24.86	$24.72	$24.65	$24.86
Income (loss) from investment operations:
Net investment income (loss)[b]	.52	.47	.68	.25
Net gain (loss) on investments (realized and unrealized)	(.10)	.24	.08	(.17)
Total from investment operations	.42	.71	.76	.08
Less distributions from:
Net investment income	(.57)	(.57)	(.69)	(.29)
Net realized gains	(.01)	— [c]	—	—
Total distributions	(.58)	(.57)	(.69)	(.29)
Net asset value, end of period	$24.70	$24.86	$24.72	$24.65

Total Return	1.69%	2.93%	3.17%	0.32%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$189,965	$92,503	$1,646	$2,736
Ratios to average net assets:
Net investment income (loss)	2.12%	1.89%	2.76%	2.39%
Total expenses[e]	0.87%	0.92%	0.94%	0.94%
Net expenses[f,g,i]	0.75%	0.81%	0.84%	0.88%
Portfolio turnover rate	45%	55%	39%	26%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

LIMITED DURATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$24.85	$24.71	$24.64	$24.96	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.58	.59	.73	.78	.57
Net gain (loss) on investments (realized and unrealized)	(.11)	.19	.09	(.19)	(.08)
Total from investment operations	.47	.78	.82	.59	.49
Less distributions from:
Net investment income	(.62)	(.64)	(.75)	(.90)	(.53)
Net realized gains	(.01)	— [c]	—	(.01)	—
Total distributions	(.63)	(.64)	(.75)	(.91)	(.53)
Net asset value, end of period	$24.69	$24.85	$24.71	$24.64	$24.96

Total Return	1.95%	3.21%	3.43%	2.41%	1.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,629,316	$1,637,509	$476,591	$176,322	$69,150
Ratios to average net assets:
Net investment income (loss)	2.35%	2.36%	2.97%	3.14%	2.90%
Total expenses[e]	0.56%	0.61%	0.67%	0.73%	0.96%
Net expenses[f,g,i]	0.50%	0.56%	0.58%	0.62%	0.57%
Portfolio turnover rate	45%	55%	39%	26%	40%

[a]	Since commencement of operations: December 16, 2013. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Distributions from realized gains are less than $0.01 per share.
[d]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[e]	Does not include expenses of the underlying funds in which the Fund invests.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	—	0.00%*
P-Class	—	0.00%*
Institutional Class	—	—

*	Less than 0.01%.

[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[i]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.75%	0.79%	0.80%	0.80%	0.79%
C-Class	1.50%	1.54%	1.55%	1.55%	1.52%
P-Class	0.75%	0.79%	0.80%	0.80%	N/A
Institutional Class	0.50%	0.54%	0.55%	0.55%	0.54%

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Investments Municipal Income Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Jeffrey S. Carefoot, CFA, Senior Managing Director and Portfolio Manager; and Allen Li, CFA, Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one-year period ended September 30, 2018, the Guggenheim Municipal Income Fund returned 0.44%1, compared with the 0.35% return of the Bloomberg Barclays Municipal Bond Index, the Fund’s benchmark.

The slightly positive market performance was thanks to two quarters of positive returns offsetting negative performance in the other two quarters, often following the ebb and flow of interest rates. The U.S. Federal Reserve (the “Fed”) increased its key rate by a quarter point quarterly during the period, and the general move higher in rates put pressure on the muni market. Yields on 10-year U.S. Treasury notes rose above 3% in April for the first time since 2011, bounced around over the summer, and last passed that mark in mid-September.

Extending recent municipal market trends, lower quality municipal bonds outperformed higher quality, which helped support valuations across parts of the curve, and high yield issues were the top returning sector, particularly issues from Puerto Rico. Bonds with longer maturities outperformed those with shorter maturities over the one-year period due to strong technical factors in the fiscal quarter ended December 31, 2017. However, for the remainder of the fiscal year, municipal bonds with longer maturities were the worst performers relative to the rest of the curve. Relative to the Treasury yield curve, the AAA municipal yield curve flattened less during the period. Yields on AAA-rated municipal bonds rose across all maturities, but less at the short to middle part of the curve. Performance has suffered most in the back end of the term structure, the portion most susceptible to negative performance from adverse rate movement.

Technicals remained supportive throughout the period. Supply was lower than expected in September, as issuance did not pick up quickly after Labor Day compared with previous years. Issuance activity grew weaker as the period wore on, with total volume down 14.5% for nine months of 2018 at $249.4 billion, versus $291.7 billion for the same period a year ago. One factor was that the Tax Cuts and Jobs Act in December 2017 reduced the relative benefit for issuers to use advanced refundings. New money issuance was about four times the refunding issuance at the end of the period, compared with only about 1.5 times a year ago.

The size of the muni market reached $3.85 trillion, according to the Fed’s data released in September, and it has not been growing fast. Among the reasons are U.S. banks cutting their positions amid lower corporate tax rates, which have reduced the appeal of tax-free income, and less buying by the household sector. Municipal fund flows have also started to ebb and finished the period with $10.7 billion in net inflows for the 12 months ended September 2018

Credit selection and curve positioning positively influenced the Fund’s return for the period. Among the best performers were bonds backed by state taxes and essential service revenues, as well as healthcare and higher education issuers. The Fund continues to overweight education, utilities and heath care compared with the benchmark, while underweighting below-investment-grade bonds.

Given increased market volatility and idiosyncratic weakness, the Fund continues to seek attractive risk-adjusted investment opportunities. Its focus continues to be on credit discipline, and bonds supported by dedicated revenue streams and/or statutory liens, with an emphasis on higher quality bonds. The Fund does maintain a 2% allocation to floating rate securities, indexed to LIBOR or the tax-exempt floating rate benchmark. To the extent that the Fed continues to raise rates, the Fund may experience a boost to aggregate income given this exposure.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MUNICIPAL INCOME FUND

OBJECTIVE: Seeks to provide current income with an emphasis on income exempt from federal income tax, while also considering capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	12.2%
AA	51.7%
A	14.0%
BBB	11.5%
BB	3.5%
NR2	4.8%
Other Instruments	2.3%
Total Investments	100.0%

Inception Dates:
A-Class	April 28, 2004
C-Class	January 13, 2012
P-Class	May 1, 2015
Institutional Class	January 13, 2012

Ten Largest Holdings (% of Total Net Assets)
Stockton Public Financing Authority Revenue Bonds, 6.25%	3.1%
Tustin Unified School District General Obligation Unlimited, 6.00%	3.0%
Detroit Wayne County Stadium Authority Revenue Bonds, 5.00%	2.9%
Hudson County Improvement Authority Revenue Bonds, 6.00%	2.8%
Massachusetts Development Finance Agency Revenue Bonds, 6.88%	1.8%
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited, 6.85%	1.7%
Newport Mesa Unified School District General Obligation Unlimited	1.5%
Pennsylvania Economic Development Financing Authority Revenue Bonds, 5.00%	1.5%
Sacramento Municipal Utility District Revenue Bonds, 5.00%	1.5%
District of Columbia Water & Sewer Authority Revenue Bonds, 5.00%	1.5%
Top Ten Total	21.3%

“Ten Largest Holdings” excludes any temporary cash investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares~	0.44%	3.89%	5.54%
A-Class Shares with sales charge†	(3.58%)	2.88%	5.03%
Bloomberg Barclays Municipal Bond Index	0.35%	3.54%	4.75%

	1 Year	5 Year	Since Inception (01/13/12)
C-Class Shares	(0.30%)	3.10%	2.44%
C-Class Shares with CDSC§	(1.28%)	3.10%	2.44%
Institutional Class Shares	0.61%	4.13%	3.46%
Bloomberg Barclays Municipal Bond Index	0.35%	3.54%	2.93%

	1 Year	Since Inception (05/01/15)
P-Class Shares	0.44%	1.81%
Bloomberg Barclays Municipal Bond Index	0.35%	2.38%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays Municipal Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.
~

Effective January 13, 2012, the Fund acquired all of the assets and liabilities of the TS&W/Claymore Tax-Advantage Balanced Fund (“TYW”), a registered closed-end management investment company. The A-Class performance prior to that date reflects performance of TYW.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS	September 30, 2018
MUNICIPAL INCOME FUND

	Shares	Value

MONEY MARKET FUND† - 2.3%
Dreyfus AMT-Free Tax Exempt Cash Management —Institutional Shares 1.40%[1]	856,395	$856,395
Total Money Market Fund
(Cost $856,395)		856,395

	Face Amount

MUNICIPAL BONDS†† - 96.7%
California - 20.3%
Stockton Public Financing Authority Revenue Bonds
6.25% due 10/01/38	$1,000,000	1,166,950
6.25% due 10/01/40	250,000	291,230
Tustin Unified School District General Obligation Unlimited
6.00% due 08/01/36	1,000,000	1,113,900
College of the Sequoias Tulare Area Improvement District No. 3 General Obligation Unlimited
6.85% due 08/01/42	1,000,000	640,730
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/39[3]	1,300,000	572,039
Sacramento Municipal Utility District Revenue Bonds
5.00% due 08/15/37	500,000	555,990
Los Angeles Department of Water & Power Power System Revenue Revenue Bonds
5.00% due 07/01/43	500,000	545,740
Kings Canyon Unified School District General Obligation Unlimited
5.00% due 08/01/28	445,000	511,131
San Diego Unified School District General Obligation Unlimited
due 07/01/39[3]	1,000,000	428,940
Riverside County Public Financing Authority Tax Allocation
5.00% due 10/01/28	300,000	348,546
Oakland Unified School District/Alameda County General Obligation Unlimited
5.00% due 08/01/22	265,000	284,761
M-S-R Energy Authority Revenue Bonds
6.13% due 11/01/29	200,000	245,596
Riverside County Redevelopment Successor Agency Tax Allocation
due 10/01/37[2,3]	250,000	238,743
Alameda Corridor Transportation Authority Revenue Bonds
5.00% due 10/01/35	200,000	223,728
Stanton Redevelopment Agency Tax Allocation
5.00% due 12/01/40	180,000	198,752
Culver Redevelopment Agency Successor Agency Tax Allocation
due 11/01/23[3]	195,000	170,845
Total California		7,537,621

Texas - 9.6%
Texas Tech University Revenue Bonds
5.00% due 08/15/32	500,000	536,400
North Texas Tollway Authority Revenue Bonds
due 01/01/36[3]	1,000,000	522,440
Birdville Independent School District General Obligation Unlimited
5.00% due 02/15/27	305,000	349,051
Clint Independent School District General Obligation Unlimited
5.00% due 08/15/31	300,000	340,374
State of Texas General Obligation Unlimited
5.00% due 10/01/29	250,000	286,095
Texas Municipal Gas Acquisition & Supply Corporation I Revenue Bonds
6.25% due 12/15/26	200,000	229,922
Central Texas Regional Mobility Authority Revenue Bonds
5.00% due 01/01/27	200,000	226,568
Dallas Area Rapid Transit Revenue Bonds
5.00% due 12/01/41	200,000	223,148
Texas Water Development Board Revenue Bonds
5.00% due 10/15/46	200,000	222,780
Central Texas Turnpike System Revenue Bonds
5.00% due 08/15/34	200,000	215,346
Arlington Higher Education Finance Corp. Revenue Bonds
5.00% due 12/01/46	200,000	212,656
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/53[3]	1,000,000	189,160
Total Texas		3,553,940

New York - 8.9%
City of New York New York General Obligation Unlimited
1.67% (VRDN) due 08/01/38[4]	500,000	500,000
1.62% (VRDN) due 01/01/36[4]	500,000	500,000
1.67% (VRDN) due 03/01/40[4]	500,000	500,000
New York State Dormitory Authority Revenue Bonds
5.00% due 10/01/41	350,000	371,581
5.00% due 08/01/26	250,000	282,420
5.00% due 12/01/27[5]	200,000	223,990
New York Transportation Development Corp. Revenue Bonds
5.00% due 07/01/34	200,000	213,766
5.00% due 08/01/26	200,000	209,162
New York State Urban Development Corp. Revenue Bonds
5.00% due 03/15/35	250,000	276,965

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MUNICIPAL INCOME FUND

	Face Amount	Value

Westchester County Healthcare Corp. Revenue Bonds
5.00% due 11/01/44	$197,000	$207,228
Total New York		3,285,112

New Jersey - 5.9%
Hudson County Improvement Authority Revenue Bonds
6.00% due 01/01/40	1,000,000	1,045,950
New Jersey Health Care Facilities Financing Authority Revenue Bonds
5.00% due 07/01/41	300,000	315,714
5.00% due 07/01/36	200,000	212,378
New Jersey Turnpike Authority Revenue Bonds
5.00% due 01/01/31	300,000	347,337
New Jersey Economic Development Authority Revenue Bonds
5.00% due 06/01/28	250,000	281,787
Total New Jersey		2,203,166

Michigan - 5.8%
Detroit Wayne County Stadium Authority Revenue Bonds
5.00% due 10/01/26	1,000,000	1,073,250
Detroit City School District General Obligation Unlimited
5.00% due 05/01/32	500,000	536,865
5.00% due 05/01/30	300,000	322,968
City of Detroit Michigan Water Supply System Revenue Revenue Bonds
5.00% due 07/01/41	200,000	208,742
Total Michigan		2,141,825

Illinois - 5.6%
Will County Township High School District No. 204 Joliet General Obligation Ltd.
6.25% due 01/01/31	500,000	540,590
City of Chicago Illinois Wastewater Transmission Revenue Revenue Bonds
5.25% due 01/01/42	400,000	441,008
Chicago O’Hare International Airport Revenue Bonds
5.00% due 01/01/34	300,000	326,619
Chicago Board of Education General Obligation Unlimited
5.25% due 12/01/26	320,000	320,429
Metropolitan Water Reclamation District of Greater Chicago General Obligation Unlimited
5.00% due 12/01/25	200,000	228,514
University of Illinois Revenue Bonds
6.00% due 10/01/29	200,000	225,476
Total Illinois		2,082,636

Washington - 4.9%
Greater Wenatchee Regional Events Center Public Facilities Dist Revenue Bonds
5.00% due 09/01/27	500,000	509,760
5.25% due 09/01/32	500,000	508,275
King County School District No. 409 Tahoma General Obligation Unlimited
5.00% due 12/01/27	325,000	374,296
Central Puget Sound Regional Transit Authority Revenue Bonds
5.00% due 11/01/41	200,000	224,088
State of Washington General Obligation Unlimited
5.00% due 06/01/41	195,000	207,119
Total Washington		1,823,538

Pennsylvania - 3.9%
Pennsylvania Economic Development Financing Authority Revenue Bonds
5.00% due 02/01/27	500,000	561,065
Pittsburgh Water & Sewer Authority Revenue Bonds
5.25% due 09/01/36	500,000	552,235
Reading School District General Obligation Unlimited
5.00% due 02/01/27	300,000	337,107
Total Pennsylvania		1,450,407

District of Columbia - 3.7%
District of Columbia General Obligation Unlimited
5.00% due 06/01/41	285,000	319,405
5.00% due 06/01/32	275,000	306,933
5.00% due 06/01/31	175,000	202,503
District of Columbia Water & Sewer Authority Revenue Bonds
5.00% due 10/01/45	500,000	553,710
Total District of Columbia		1,382,551

Colorado - 3.6%
University of Colorado Revenue Bonds
5.00% due 06/01/37	285,000	313,752
5.00% due 06/01/41	200,000	224,432
Auraria Higher Education Center Revenue Bonds
5.00% due 04/01/28	390,000	439,659
City & County of Denver Colorado Airport System Revenue Revenue Bonds
5.00% due 12/01/28	200,000	231,018
City & County of Denver Colorado Revenue Bonds
due 08/01/30[3]	200,000	128,804
Total Colorado		1,337,665

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MUNICIPAL INCOME FUND

	Face Amount	Value

Massachusetts - 3.6%
Massachusetts Development Finance Agency Revenue Bonds
6.88% due 01/01/41	$1,000,000	$1,101,732
5.00% due 07/01/29	200,000	222,776
Total Massachusetts		1,324,508

Louisiana - 3.3%
Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Bonds
5.00% due 10/01/37	500,000	548,795
5.00% due 10/01/26	150,000	172,224
City of Shreveport Louisiana Water & Sewer Revenue Revenue Bonds
5.00% due 12/01/35	250,000	280,838
Louisiana Public Facilities Authority Revenue Bonds
5.00% due 07/01/39	200,000	216,132
Total Louisiana		1,217,989

West Virginia - 2.3%
West Virginia Higher Education Policy Commission Revenue Bonds
5.00% due 04/01/29	500,000	539,345
West Virginia Hospital Finance Authority Revenue Bonds
5.00% due 06/01/42	300,000	325,887
Total West Virginia		865,232

Mississippi - 2.1%
Mississippi Development Bank Revenue Bonds
6.50% due 10/01/31	500,000	521,765
6.25% due 10/01/26	230,000	239,729
Total Mississippi		761,494

Florida - 1.8%
Miami Beach Redevelopment Agency Tax Allocation
5.00% due 02/01/40	300,000	331,833
City of Jacksonville Florida Revenue Bonds
5.00% due 10/01/29	300,000	326,454
Total Florida		658,287

Virginia - 1.7%
County of Fairfax Virginia General Obligation Unlimited
5.00% due 10/01/32	300,000	346,329
Virginia College Building Authority Revenue Bonds
5.00% due 02/01/28	250,000	288,433
Total Virginia		634,762

Puerto Rico - 1.5%
Puerto Rico Highway & Transportation Authority Revenue Bonds
5.25% due 07/01/41	250,000	282,725
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	250,000	273,653
Total Puerto Rico		556,378

Kentucky - 1.2%
Kentucky Economic Development Finance Authority Revenue Bonds
5.00% due 07/01/37	200,000	213,118
City of Ashland Kentucky Revenue Bonds
5.00% due 02/01/22	200,000	205,620
Total Kentucky		418,738

Oklahoma - 1.1%
Oklahoma Development Finance Authority Revenue Bonds
5.00% due 08/15/28	350,000	396,917

Arkansas - 1.0%
County of Baxter Arkansas Revenue Bonds
5.00% due 09/01/26	330,000	364,429

South Carolina - 0.9%
Anderson County School District No. 5 General Obligation Unlimited
5.00% due 03/01/27	300,000	346,509

North Carolina - 0.9%
North Carolina Turnpike Authority Revenue Bonds
5.00% due 01/01/27	300,000	344,955

Nevada - 0.7%
Las Vegas Valley Water District General Obligation Ltd.
5.00% due 06/01/27	230,000	263,870

Arizona - 0.6%
Salt Verde Financial Corp. Revenue Bonds
5.00% due 12/01/32	200,000	231,570

Georgia - 0.6%
Savannah Economic Development Authority Revenue Bonds
5.00% due 12/01/28	200,000	227,818

Ohio - 0.6%
American Municipal Power, Inc. Revenue Bonds
5.00% due 02/15/41	200,000	217,840

98 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
MUNICIPAL INCOME FUND

	Face Amount	Value

Vermont - 0.6%
Vermont Educational & Health Buildings Financing Agency Revenue Bonds
5.00% due 12/01/46	$200,000	$216,786
Total Municipal Bonds
(Cost $35,449,127)		35,846,543

Total Investments - 99.0%
(Cost $36,305,522)		$36,702,938
Other Assets & Liabilities, net - 1.0%		374,939
Total Net Assets - 100.0%		$37,077,877

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
[2]	Security is a step up bond with a 0.00% coupon rate until 10/01/21, and then accrues at a 5.00% coupon rate until maturity.
[3]	Zero coupon rate security.
[4]

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2018.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $223,990 (cost $216,806), or 0.6% of total net assets.

VRDN — Variable Rate Demand Note

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Money Market Fund	$856,395	$—	$—	$856,395
Municipal Bonds	—	35,846,543	—	35,846,543
Total Assets	$856,395	$35,846,543	$—	$36,702,938

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 99

MUNICIPAL INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $36,305,522)	$36,702,938
Prepaid expenses	27,242
Receivables:
Interest	455,413
Investment Adviser	9,147
Fund shares sold	1,259
Total assets	37,195,999

Liabilities:
Payable for:
Fund shares redeemed	37,686
Professional fees	24,409
Distributions to Shareholders	19,974
Transfer agent/maintenance fees	15,227
Distribution and service fees	6,551
Fund accounting/administration fees	2,257
Trustees’ fees*	833
Miscellaneous	11,185
Total liabilities	118,122
Net assets	$37,077,877

Net assets consist of:
Paid in capital	$36,766,640
Total distributable earnings (loss)	311,237
Net assets	$37,077,877

A-Class:
Net assets	$25,570,023
Capital shares outstanding	2,051,966
Net asset value per share	$12.46
Maximum offering price per share (Net asset value divided by 96.00%)	$12.98

C-Class:
Net assets	$2,403,493
Capital shares outstanding	193,011
Net asset value per share	$12.45

P-Class:
Net assets	$37,093
Capital shares outstanding	2,977
Net asset value per share	$12.46

Institutional Class:
Net assets	$9,067,268
Capital shares outstanding	727,532
Net asset value per share	$12.46

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Interest	$1,421,800
Total investment income	1,421,800

Expenses:
Management fees	225,670
Distribution and service fees:
A-Class	73,156
C-Class	30,916
P-Class	173
Transfer agent/maintenance fees:
A-Class	31,869
C-Class	5,176
P-Class	386
Institutional Class	18,399
Registration fees	70,747
Fund accounting/administration fees	36,108
Professional fees	29,573
Trustees’ fees*	11,947
Custodian fees	4,335
Line of credit fees	303
Miscellaneous	47,261
Total expenses	586,019
Less:
Expenses reimbursed by Adviser:
A-Class	(41,004)
C-Class	(6,171)
P-Class	(400)
Institutional Class	(22,344)
Expenses waived by Adviser	(163,078)
Total waived/reimbursed expenses	(232,997)
Net expenses	353,022
Net investment income	1,068,778

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	134,287
Net realized gain	134,287
Net change in unrealized appreciation (depreciation) on:
Investments	(999,817)
Net change in unrealized appreciation (depreciation)	(999,817)
Net realized and unrealized loss	(865,530)
Net increase in net assets resulting from operations	$203,248

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

100 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,068,778	$1,254,911
Net realized gain on investments	134,287	97,853
Net change in unrealized appreciation (depreciation) on investments	(999,817)	(1,468,356)
Net increase (decrease) in net assets resulting from operations	203,248	(115,592)

Distributions to shareholders:
A-Class	(687,912)	(738,549)[1]
C-Class	(49,583)	(60,391)[1]
P-Class	(1,608)	(3,433)[1]
Institutional Class	(329,776)	(452,538)[1]
Total distributions to shareholders	(1,068,879)	(1,254,911)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,774,909	5,199,658
C-Class	208,755	635,500
P-Class	9,947	1,524,469
Institutional Class	3,898,644	8,142,777
Distributions reinvested
A-Class	437,195	452,402
C-Class	34,842	39,874
P-Class	1,602	3,433
Institutional Class	269,005	328,132
Cost of shares redeemed
A-Class	(9,596,304)	(12,747,143)
C-Class	(1,549,487)	(1,820,406)
P-Class	(83,607)	(1,502,111)
Institutional Class	(10,769,834)	(16,080,038)
Net decrease from capital share transactions	(15,364,333)	(15,823,453)
Net decrease in net assets	(16,229,964)	(17,193,956)

Net assets:
Beginning of year	53,307,841	70,501,797
End of year	$37,077,877	$53,307,841

Capital share activity:
Shares sold
A-Class	140,305	409,886
C-Class	16,475	50,491
P-Class	788	122,127
Institutional Class	308,805	644,462
Shares issued from reinvestment of distributions
A-Class	34,710	36,078
C-Class	2,768	3,184
P-Class	127	274
Institutional Class	21,353	26,193
Shares redeemed
A-Class	(761,249)	(1,016,892)
C-Class	(123,092)	(146,400)
P-Class	(6,672)	(120,222)
Institutional Class	(855,029)	(1,293,270)
Net decrease in shares	(1,220,711)	(1,284,089)

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 12).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 101

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.70	$12.86	$12.52	$12.51	$11.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.27	.26	.29	.36
Net gain (loss) on investments (realized and unrealized)	(.24)	(.15)	.34	.01	.92
Total from investment operations	.06	.12	.60	.30	1.28
Less distributions from:
Net investment income	(.30)	(.28)	(.26)	(.29)	(.36)
Total distributions	(.30)	(.28)	(.26)	(.29)	(.36)
Net asset value, end of period	$12.46	$12.70	$12.86	$12.52	$12.51

Total Return[b]	0.44%	0.94%	4.85%	2.39%	11.20%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$25,570	$33,515	$41,283	$49,086	$44,090
Ratios to average net assets:
Net investment income (loss)	2.35%	2.19%	2.06%	2.28%	3.00%
Total expenses	1.30%	1.20%	1.18%	1.17%	1.29%
Net expenses[c,e,f]	0.80%	0.82%	0.81%	0.81%	0.83%
Portfolio turnover rate	13%	31%	61%	80%	173%

C-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.69	$12.86	$12.52	$12.50	$11.59
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.18	.16	.19	.27
Net gain (loss) on investments (realized and unrealized)	(.24)	(.17)	.35	.02	.91
Total from investment operations	(.04)	.01	.51	.21	1.18
Less distributions from:
Net investment income	(.20)	(.18)	(.17)	(.19)	(.27)
Total distributions	(.20)	(.18)	(.17)	(.19)	(.27)
Net asset value, end of period	$12.45	$12.69	$12.86	$12.52	$12.50

Total Return[b]	(0.30%)	0.12%	4.06%	1.71%	10.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,403	$3,768	$5,008	$2,472	$1,082
Ratios to average net assets:
Net investment income (loss)	1.60%	1.44%	1.26%	1.54%	2.24%
Total expenses	2.11%	1.92%	1.89%	1.87%	2.08%
Net expenses[c,e,f]	1.55%	1.57%	1.56%	1.56%	1.58%
Portfolio turnover rate	13%	31%	61%	80%	173%

102 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Period Ended September 30, 2015[d]
Per Share Data
Net asset value, beginning of period	$12.70	$12.86	$12.52	$12.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.25	.26	.13
Net gain (loss) on investments (realized and unrealized)	(.23)	(.14)	.34	(.12)
Total from investment operations	.06	.11	.60	.01
Less distributions from:
Net investment income	(.30)	(.27)	(.26)	(.13)
Total distributions	(.30)	(.27)	(.26)	(.13)
Net asset value, end of period	$12.46	$12.70	$12.86	$12.52

Total Return	0.44%	0.89%	4.86%	0.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37	$111	$84	$10
Ratios to average net assets:
Net investment income (loss)	2.32%	2.01%	2.00%	2.46%
Total expenses	1.72%	1.27%	1.21%	3.17%
Net expenses[c,e,f]	0.80%	0.82%	0.79%	0.81%
Portfolio turnover rate	13%	31%	61%	80%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 103

MUNICIPAL INCOME FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014
Per Share Data
Net asset value, beginning of period	$12.71	$12.87	$12.53	$12.51	$11.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.33	.30	.29	.32	.39
Net gain (loss) on investments (realized and unrealized)	(.25)	(.15)	.34	.02	.91
Total from investment operations	.08	.15	.63	.34	1.30
Less distributions from:
Net investment income	(.33)	(.31)	(.29)	(.32)	(.39)
Total distributions	(.33)	(.31)	(.29)	(.32)	(.39)
Net asset value, end of period	$12.46	$12.71	$12.87	$12.53	$12.51

Total Return	0.61%	1.19%	5.11%	2.73%	11.38%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,067	$15,914	$24,126	$8,564	$6,451
Ratios to average net assets:
Net investment income (loss)	2.59%	2.43%	2.24%	2.53%	3.23%
Total expenses	1.09%	0.88%	0.84%	0.89%	0.97%
Net expenses[c,e,f]	0.55%	0.57%	0.56%	0.56%	0.58%
Portfolio turnover rate	13%	31%	61%	80%	173%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	—	—
P-Class	—	0.04%
Institutional Class	—	—

[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.80%	0.80%	0.80%	0.80%
C-Class	1.55%	1.55%	1.55%	1.55%	1.54%
P-Class	0.80%	0.80%	0.78%	0.81%	N/A
Institutional Class	0.55%	0.55%	0.55%	0.55%	0.55%

104 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. The High Yield Fund offers R6-Class shares. R6-Class shares of the Fund are offered primarily through qualified retirement and benefit plans. R6-Class shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by GI may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2018, the Trust consisted of nineteen funds.

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

As of January 1, 2012, A-Class, C-Class and Institutional Class shares of High Yield Fund are subject to a 2% redemption fee when shares are redeemed or exchanged within 90 days of purchase.

This report covers the Diversified Income Fund, High Yield Fund, Investment Grade Bond Fund, Limited Duration Fund and Municipal Income Fund (the “Funds”), each a diversified investment company. At September 30, 2018, A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Funds. Additionally, R6-Class shares have been issued by the High Yield Fund only.

Security Investors, LLC and Guggenheim Partners Investment Management, LLC (“GPIM”), which operate under the name Guggenheim Investments (“GI”), provide advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

GPIM, an affiliate of GI, serves as investment sub-advisor (the “Sub-Advisor”) to the Municipal Income Fund and is responsible for the day-to-day management of the Fund’s portfolio.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

106 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans

Senior loans in which the Funds invest generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Funds’ Schedules of Investments. The interest rate indicated is the rate in effect at September 30, 2018.

(d) Interests in When-Issued Securities

The Funds may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Funds actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(g) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(i) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(k) Distributions

The Funds declare dividends from investment income daily, except for Diversified Income Fund, which declares monthly. Each Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(n) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

108 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(o) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Funds’ use and volume of call/put options purchased on a quarterly basis:

Fund	Use	Average Notional Purchased
Investment Grade Bond Fund	Duration, Hedge	$20,530,425
Limited Duration Fund	Hedge	93,240,449

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of call/put options written on a quarterly basis:

Fund	Use	Average Notional Written
Investment Grade Bond Fund	Duration, Hedge	$—	*

*

Options contracts were outstanding for 22 days during the year ended September 30, 2018, none of which was on a quarter end. The daily average outstanding notional amount of options during the period was $30,693,900 for options written.

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into a centrally cleared swap transaction, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Funds with another party for their respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Funds’ use and volume of interest rate swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Investment Grade Bond Fund	Duration, Hedge	$—	$120,000,000
Limited Duration Fund	Duration, Hedge	—	155,392,500

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Funds may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Funds’ use, and volume of forward foreign currency exchange contracts on a quarterly basis:

		Average Value
Fund	Use	Purchased	Sold
High Yield Fund	Hedge	$52,745	$21,380,992
Investment Grade Bond Fund	Hedge, Income	5,987,283	28,618,542
Limited Duration Fund	Hedge, Income	48,122,298	378,858,144

110 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Equity contracts	Investments in unaffiliated issuers, at value

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
High Yield Fund	$—	$—	$14,448	$14,448
Investment Grade Bond Fund	1,971,987	190,414	1,124,394	3,286,795
Limited Duration Fund	2,397,669	1,279,552	7,293,201	10,970,422

Liability Derivative Investments Value
Fund	Swaps Interest Rate Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
High Yield Fund	$—	$—	$62,298	$62,298
Investment Grade Bond Fund	—	—	275,765	275,765
Limited Duration Fund	—	—	1,923,965	1,923,965

*

Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap agreements as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

Interest rate contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased

THE GUGGENHEIM FUNDS ANNUAL REPORT | 111

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$789,952	$789,952
Investment Grade Bond Fund	3,235,272	164,376	(550,095)	1,800,831	4,650,384
Limited Duration Fund	3,392,551	—	(1,062,040)	8,854,561	11,185,072

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Swaps Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
High Yield Fund	$—	$—	$—	$(103,080)	$(103,080)
Investment Grade Bond Fund	1,618,851	(156,385)	(18,639)	832,610	2,276,437
Limited Duration Fund	2,397,669	—	(2,626,761)	3,634,632	3,405,540

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

112 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statements of Assets and Liabilities in conformity with U.S. GAAP:

			Gross Amounts	Net Amount of Assets Presented on	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Offset in the Statements of Assets and Liabilities	the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$14,448	$—	$14,448	$—	$—	$14,448
Investment Grade Bond Fund	Options purchased contracts	190,414	—	190,414	—	(75,759)	114,655
	Forward foreign currency exchange contracts	1,124,394	—	1,124,394	(221,109)	(793,464)	109,821
Limited Duration Fund	Options purchased contracts	1,279,552	—	1,279,552	—	(1,167,629)	111,923
	Forward foreign currency exchange contracts	7,293,201	—	7,293,201	(1,775,377)	(4,819,415)	698,409

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NOTES TO FINANCIAL STATEMENTS (continued)

			Gross Amounts Offset in	Net Amount of Liabilities Presented on	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	the Statements of Assets and Liabilities	the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	Forward foreign currency exchange contracts	$62,298	$—	$62,298	$—	$(62,298)	$—
Investment Grade Bond Fund	Forward foreign currency exchange contracts	275,765	—	275,765	(221,109)	—	54,656
Limited Duration Fund	Forward foreign currency exchange contracts	1,923,965	—	1,923,965	(1,775,377)	—	148,588

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Funds have the right to offset these deposits against any related liabilities outstanding with each counterparty.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
High Yield Fund	JPMorgan Chase & Co.	Forward Foreign Currency Exchange Contracts	$300,000	$—
High Yield Fund Total			300,000	—
Investment Grade Bond Fund	Goldman Sachs Group	Forward Foreign Currency Exchange Contracts	—	260,000
	BofA Merrill Lynch	Interest Rate Swaps agreements	2,862,485	—
		Forward Foreign Currency Exchange Contracts, Options	—	115,000
	Citigroup	Forward Foreign Currency Exchange Contracts	—	257,146
	JPMorgan Chase & Co.	Forward Foreign Currency Exchange Contracts	—	260,000
Investment Grade Bond Fund Total			2,862,485	892,146
Limited Duration Fund	Morgan Stanley	Forward Foreign Currency Exchange Contracts	10,000	—
	Goldman Sachs Group	Forward Foreign Currency Exchange Contracts	—	890,000
	BNP Paribas	Repurchase agreements	958,127	—
	BofA Merrill Lynch	Interest Rate Swaps agreements	4,168,796	—
		Forward Foreign Currency Exchange Contracts, Options	—	1,420,000
	Citigroup	Forward Foreign Currency Exchange Contracts	—	2,030,534
	JPMorgan Chase & Co.	Forward Foreign Currency Exchange Contracts	—	1,690,000
Limited Duration Fund Total			5,136,923	6,030,534

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Funds’ investments. When values are not available from a pricing service, they will be computed by the Funds’ investment adviser or an affiliate. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Funds’ assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Funds’ assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Funds may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Diversified Income Fund	0.75%
High Yield Fund	0.60%
Investment Grade Bond Fund	0.39%*
Limited Duration Fund	0.39%**
Municipal Income Fund	0.50%

*	Prior to November 20, 2017, the Fund’s advisory was 50 basis points (0.50%) and a breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion applied to the Fund’s advisory fees.
**	Prior to November 20, 2017, the Fund’s advisory fee was 45 basis points (0.45%).

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Funds have adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 115

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Diversified Income Fund — A-Class	1.30%	01/29/16	02/01/20
Diversified Income Fund — C-Class	2.05%	01/29/16	02/01/20
Diversified Income Fund — P-Class	1.30%	01/29/16	02/01/20
Diversified Income Fund — Institutional Class	1.05%	01/29/16	02/01/20
High Yield Fund — A-Class	1.16%	11/30/12	02/01/20
High Yield Fund — C-Class	1.91%	11/30/12	02/01/20
High Yield Fund — P-Class	1.16%	05/01/15	02/01/20
High Yield Fund — R6-Class*	0.91%	05/15/17	02/01/20
High Yield Fund — Institutional Class	0.91%	11/30/12	02/01/20
Investment Grade Bond Fund — A-Class	0.79%**	11/30/12	02/01/20
Investment Grade Bond Fund — C-Class	1.54%**	11/30/12	02/01/20
Investment Grade Bond Fund — P-Class	0.79%**	05/01/15	02/01/20
Investment Grade Bond Fund — Institutional Class	0.50%**	11/30/12	02/01/20
Limited Duration Fund — A-Class	0.75%***	12/01/13	02/01/20
Limited Duration Fund — C-Class	1.50%***	12/01/13	02/01/20
Limited Duration Fund — P-Class	0.75%***	05/01/15	02/01/20
Limited Duration Fund — Institutional Class	0.50%***	12/01/13	02/01/20
Municipal Income Fund — A-Class	0.80%	11/30/12	02/01/20
Municipal Income Fund — C-Class	1.55%	11/30/12	02/01/20
Municipal Income Fund — P-Class	0.80%	05/01/15	02/01/20
Municipal Income Fund — Institutional Class	0.55%	11/30/12	02/01/20

*	Since the commencement of operations: May 15, 2017.
**	Prior to November 20, 2017, the Fund’s limits were 1.00% for A-Class, 1.75% for C-Class, 1.00% for P-Class and 0.75% for Institutional Class.
***	Prior to November 20, 2017, the Fund’s limits were 0.80% for A-Class, 1.55% for C-Class, 0.80% for P-Class and 0.55% for Institutional Class.

116 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2019	2020	2021	Fund Total
Diversified Income Fund
A-Class	$1,312	$3,873	$4,873	$10,058
C-Class	1,196	3,893	5,069	10,158
P-Class	1,156	3,402	4,482	9,040
Institutional Class	53,207	148,686	191,684	393,577
High Yield Fund
A-Class	$12,450	$19,016	$21,392	$52,858
C-Class	4,537	5,167	3,674	13,378
P-Class	—	3,728	8,622	12,350
Institutional Class	—	—	5,723	5,723
Investment Grade Bond Fund
A-Class	$73,385	$77,376	$156,533	$307,294
C-Class	35,023	25,128	43,011	103,162
P-Class	—	2,855	42,627	45,482
Institutional Class	—	18,798	174,956	193,754
Limited Duration Fund
A-Class	$171,814	$152,459	$282,834	$607,107
C-Class	31,279	31,774	47,300	110,353
P-Class	1,275	41,567	163,906	206,748
Institutional Class	287,680	442,161	896,378	1,626,219
Municipal Income Fund
A-Class	$178,718	$125,964	$147,177	$451,859
C-Class	13,957	14,699	17,294	45,950
P-Class	169	758	634	1,561
Institutional Class	36,640	58,022	67,892	162,554

For the year ended September 30, 2018, GI recouped amounts from the Funds as follows:

High Yield Fund	$63,408
Investment Grade Bond Fund	17,024

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2018, the Diversified Income Fund, Investment Grade Bond Fund and Limited Duration Fund waived $27,868, $16,169 and $214,196, respectively, related to investments in affiliated funds.

For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

At September 30, 2018, GI and its affiliates owned over twenty percent of the outstanding shares of the Funds, as follows:

Fund	Percent of Outstanding Shares Owned
Diversified Income Fund	98%

THE GUGGENHEIM FUNDS ANNUAL REPORT | 117

NOTES TO FINANCIAL STATEMENTS (continued)

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

Each of the Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2018, the following Funds entered into reverse repurchase agreements:

Fund	Number of Days Outstanding	Balance at September 30, 2018	Average Balance Outstanding	Average Interest Rate
High Yield Fund	365	$65,909,328	$53,226,299	2.03%

The following table presents reverse repurchase agreements that are subject to netting arrangements and offset in the Statements of Assets of Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
High Yield Fund	$65,909,328	$—	$65,909,328	$65,909,328	$—	$—

As of September 30, 2018, there was $65,909,328 in reverse repurchase agreements outstanding. As of September 30, 2018, the High Yield Fund had outstanding reverse repurchase agreements with various counterparties. Details of the reverse repurchase agreements by counterparty are as follows:

Counterparty	Range of Interest Rate	Maturity Dates	Repurchase Price
Barclays	0.00%-2.89%	Open Maturity	$16,335,581
Bank of America Merrill Lynch	2.51%-2.70%	Open Maturity - 10/12/18	5,477,497
BNP Paribas	2.61%-2.79%	10/11/2018-10/29/18	11,346,270
Credit Suisse	2.43%	Open Maturity	454,458
J.P. Morgan	2.00%-2.9%	10/4/2018 - 10/25/18	13,118,637
RBC Capital Markets LLC	2.61%-2.91%	10/15/18 - 10/29/18	5,678,766
Societe Generale	2.79% - 2.81%	10/4/18 - 10/19/2018	13,498,119
			$65,909,328

118 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of year-end, aggregated by asset class of the related collateral pledged by the Funds:

Portfolio Name	Asset Type	For disclosure Overnight and Continuous	Up to 30 days	Total
High Yield Fund	Corporate Bonds	$18,025,739	$47,883,589	$65,909,328
Gross amount of recognized liabilities for reverse repurchase agreements		$18,025,739	$47,883,589	$65,909,328

Note 7 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$232,295	$25,258	$—	$257,553
High Yield Fund	30,460,274	—	—	30,460,274
Investment Grade Bond Fund	12,141,726	—	—	12,141,726
Limited Duration Fund	72,470,245	555,478	—	73,025,723
Municipal Income Fund	93,124	—	975,755	1,068,879

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Tax-Exempt Income	Total Distributions
Diversified Income Fund	$301,432	$—	$—	$301,432
High Yield Fund	22,277,843	—	—	22,277,843
Investment Grade Bond Fund	10,678,841	—	—	10,678,841
Limited Duration Fund	32,967,318	—	—	32,967,318
Municipal Income Fund	131,130	—	1,123,781	1,254,911

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 119

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Diversified Income Fund	$31,907	$70,989	$254,343	$—	$(19,726)	$337,513
High Yield Fund	2,273,578	—	(13,607,964)	(1,746,657)	(1,861,937)	(14,942,980)
Investment Grade Bond Fund	205,660	—	(6,907,763)	—	(1,184,682)	(7,886,785)
Limited Duration Fund	9,527,270	—	(7,775,410)	—	(7,373,234)	(5,621,374)
Municipal Income Fund	67,352	—	397,416	(86,077)	(67,454)	311,237

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, capital loss carryforwards for the Fund(s) were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
High Yield Fund	$(234,016)	$(1,512,641)	$(1,746,657)
Municipal Income Fund	(86,077)	—	(86,077)

For the year ended September 30, 2018, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Investment Grade Bond Fund	$—	$1,528,707	$1,528,707

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, “mark-to-market” of foreign foreign currency exchange contracts, losses deferred due to wash sales, distributions in connection with redemption of fund shares, dividends payable, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from bond premium/discount amortization, non-deductible expenses, income accruals on certain investments, “mark-to-market” of certain foreign currency denominated securities, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings (Loss)
Diversified Income Fund	$98	$(98)
Limited Duration Fund	588,563	(588,563)

120 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At September 30,2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Diversified Income Fund	$5,906,454	$275,378	$(21,035)	$254,343
High Yield Fund	498,412,415	4,348,987	(18,147,741)	(13,798,754)
Investment Grade Bond Fund	586,029,139	6,104,167	(13,030,807)	(6,926,640)
Limited Duration Fund	3,506,259,850	14,160,637	(22,004,995)	(7,844,358)
Municipal Income Fund	36,305,522	817,428	(420,012)	397,416

Note 8 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Diversified Income Fund	$2,620,815	$2,230,506
High Yield Fund	327,527,082	381,004,580
Investment Grade Bond Fund	309,768,623	200,836,529
Limited Duration Fund	2,150,519,926	1,034,996,377
Municipal Income Fund	5,676,506	20,983,766

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Investment Grade Bond Fund	$39,185,139	$4,586,882

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2018, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain
High Yield Fund	$33,352,944	$27,558,509	$359,828
Investment Grade Bond Fund	7,499,884	1,435,062	20,268
Limited Duration Fund	5,844,455	595,356	37

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, certain Funds held unfunded loan commitments as of September 30, 2018. The Funds are obligated to fund these loan commitments at the borrower’s discretion.

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NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2018, were as follows:

Fund	Borrower	Maturity Date	Face Amount	Value
High Yield Fund
	Acosta, Inc.	09/26/19	$422,222	$108,811
	Advantage Sales & Marketing LLC	07/25/19	935,000	70,359
	Bullhorn, Inc.	11/21/22	150,891	3,638
	Cypress Intermediate Holdings III, Inc.	04/27/22	750,000	66,476
	Epicor Software	06/01/20	1,000,000	41,358
	ICP Industrial, Inc.	11/03/23	104,137	521
	Lumentum Holdings, Inc.	03/11/19	3,750,000	—	*
	Lytx, Inc.	08/31/22	105,263	10,326
	Mavis Tire Express Services Corp.	03/20/25	52,181	196
	MRI Software LLC	06/30/23	447,667	10,580
	National Technical Systems	06/12/21	250,000	14,077
	Packaging Coordinators Midco, Inc.	07/01/21	1,500,000	103,310
	Recess Holdings, Inc.	09/30/24	2,500	—	*
	Solera LLC	03/03/21	1,166,667	79,714
	Wencor Group	06/19/19	599,231	16,730
			11,235,759	526,096
Investment Grade Bond Fund
	Lumentum Holdings, Inc.	03/11/19	150,000	—	*
	Mavis Tire Express Services Corp.	03/20/25	104,312	391
			254,312	391
Limited Duration Fund
	Lumentum Holdings, Inc.	03/11/19	1,100,000	—	*
	Mavis Tire Express Services Corp.	03/20/25	717,147	2,689
			1,817,147	2,689

*	Security has a market value of $0.

122 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Fund	Restricted Securities	Acquisition Date	Cost	Value
High Yield Fund
	KeHE Distributors LLC / KeHE Finance Corp.
	7.63% due 08/15/21	07/30/13	$1,479,801	$1,414,875
	LBC Tank Terminals Holding Netherlands BV
	6.88% due 05/15/23	05/08/13	8,531,475	8,252,637
			10,011,276	9,667,512
Investment Grade Bond Fund
	Aurora Military Housing LLC
	6.89% due 01/15/47	12/02/15	832,614	871,630
	Capmark Military Housing Trust
	2007-ROBS, 6.06% due 10/10/52	04/23/15	466,629	470,995
	Capmark Military Housing Trust
	2007-AETC, 5.75% due 02/10/52	09/18/14	327,372	324,136
	Central Storage Safety Project Trust
	4.82% due 02/01/38	03/20/18	1,026,319	1,017,135
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	152,830	65,833
	GMAC Commercial Mortgage Asset Corp.
	2007-HCKM, 6.11% due 08/10/52	10/07/16	1,719,166	1,504,125
	Highland Park CDO I Ltd.
	2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[2]	07/01/16	274,930	279,283
	Mid-Atlantic Military Family Communities LLC
	5.30% due 08/01/50	10/07/16	1,220,871	1,124,631
	Offutt AFB America First Community LLC
	5.46% due 09/01/50	11/30/16	1,807,556	1,824,630
	Secured Tenant Site Contract Revenue Notes Series
	2018-1A, 3.97% due 06/15/48	05/25/18	1,097,201	1,085,134
	Turbine Engines Securitization Ltd.
	2013-1A, 5.13% due 12/13/48	11/27/13	464,723	438,876
			9,390,211	9,006,408
Limited Duration Fund
	Copper River CLO Ltd.
	2007-1A, due 01/20/21[1]	05/09/14	109,164	47,023
	Secured Tenant Site Contract Revenue Notes Series
	2018-1A, 3.97% due 06/15/48	05/25/18
			7,480,912	7,398,642
			7,590,076	7,445,665

[1]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the underlying reference rate shown was below the minimum rate earned by the security or has been adjusted by a predetermined factor. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate, plus 1/2 of 1%.

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NOTES TO FINANCIAL STATEMENTS (continued)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.” The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 13 – Legal Proceedings

Motors Liquidation Company

On or about June of 2015, the Guggenheim High Yield Fund was served and became a party to the case entitled Official Committee of Unsecured Creditors of Motors Liquidation Company v. JPMorgan Chase Bank, N.A., et al., Adversary Proceeding No. 09-00504 (MG) (Bankr. S.D.N.Y.), brought by the Motors Liquidation Avoidance Action Trust (the “Motors Trust”). The lawsuit was initially filed in the United States Bankruptcy Court for the Southern District of New York on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company (f/k/a General Motors) against the former holders of an approximately $1.5 billion term loan issued pursuant to a term loan agreement, dated as of November 29, 2006 (the “Term Loan”), between General Motors, as borrower, JPMorgan Chase Bank, N.A., as administrative agent (“JPMorgan”), and various institutions as lenders, including the Guggenheim High Yield Fund (f/k/a Security Income Fund – High Yield Series). The Term Loan lenders received a full repayment of the Term Loan pursuant to a June 1, 2009 court order issued in connection with the General Motors chapter 11 bankruptcy filing. The plaintiff is seeking a court order that the lenders return at least a portion of the proceeds received in 2009 based on the contention that certain UCC financing statements securing the indebtedness due under the Term Loan were terminated (thus releasing collateral secured by the UCC financing statement), rendering the Term Loan under-secured or completely unsecured. As a result, the lawsuit alleges that the Term Loan lenders were at least partially unsecured creditors at the time General Motors filed for bankruptcy, and should not have been paid as fully secured creditors.

After being served, the Guggenheim High Yield Fund filed a motion to dismiss the lawsuit on November 19, 2015. On June 30, 2016, the Bankruptcy Court denied the motion to dismiss, holding that the orders extending the time to serve defendants were valid. On July 14, 2016, the Guggenheim High Yield Fund filed a motion for leave to file an interlocutory appeal of the Bankruptcy Court’s decision, which was denied on March 8, 2017.

On December 18, 2015, the Guggenheim High Yield Fund filed cross-claims against co-defendant JPMorgan related to JPMorgan’s actions as administrative agent in connection with the Term Loan and the termination of the UCC financing statements. Discovery is currently stayed pending the outcome of the below referenced mediation.

On November 10, 2016, the Motors Trust filed a stipulation and proposed order dismissing its third claim for relief as set forth in its amended complaint, which was so Ordered on November 17, 2016.

On April 24, 2017, a trial in commenced in the Bankruptcy Court for the Southern District of New York on the collateral status and valuation of 40 representative assets (the “Representative Asset Trial”). The evidentiary potion of the trial concluded on May 5, 2017, and closing arguments were held on June 5, 2017.

124 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On September 26, 2017, the Bankruptcy Court issued its decision. The Court held that 33 of the 40 assets at issue (the “Representative Assets”) were fixtures and that the majority of the Representative Assets should be valued on a going concern basis. The Avoidance Trust sought leave to appeal portions of the decision on October 10, 2017. The motion for leave to appeal was denied on September 7, 2018.

The parties agreed to attend mediation in front of David Geronemus, Esq in an attempt to consensually resolve the dispute. While no resolution was reached on a global settlement, mediation sessions are continuing in an effort to narrow the remaining issues in the litigation.

This lawsuit does not allege any wrongdoing on the part of the Guggenheim High Yield Fund and the Fund intends to vigorously defend the matter. If the plaintiff is successful, it is reasonably possible that the Guggenheim High Yield Fund will be required to make payments in some amount (but not likely to exceed approximately $1,000,000), although the Fund may recover some or all of this amount from its cross-claims against co-defendant JPMorgan. At this stage of the proceedings, the Guggenheim High Yield Fund is unable to make a reliable prediction as to the outcome of this lawsuit or the affect, if any, on the Fund’s net asset value.

Note 14 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 15 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund and Guggenheim Municipal Income Fund and the Board of Trustees of Guggenheim Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Diversified Income Fund, Guggenheim High Yield Fund, Guggenheim Investment Grade Bond Fund, Guggenheim Limited Duration Fund and Guggenheim Municipal Income Fund (collectively referred to as the “Funds”), (five of the funds constituting the Guggenheim Funds Trust (the “Trust”)), including the schedules of investments, as of September 30, 2018, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the funds constituting Guggenheim Funds Trust) at September 30, 2018, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Guggenheim Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Guggenheim Diversified Income Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the two years in the period ended September 30, 2018 and the period from January 29, 2016 (commencement of operations) through September 30, 2016.
Guggenheim High Yield Fund Guggenheim Investment Grade Bond Fund Guggenheim Municipal Income Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the five years in the period ended September 30, 2018.
Guggenheim Limited Duration Fund	For the year ended September 30, 2018	For each of the two years in the period ended September 30, 2018	For each of the four years in the period ended September 30, 2018 and the period from December 16, 2013 (commencement of operations) to September 30, 2014

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

126 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Municipal Income Fund designates $975,755 as tax-exempt interest income according to IRC Section 852(b)(5)(A).

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
Diversified Income Fund	31.77%	31.77%	0.32%	100.00%
High Yield Fund	1.63%	1.63%	91.42%	0.00%
Investment Grade Bond Fund	0.10%	0.09%	85.46%	100.00%
Limited Duration Fund	0.08%	0.08%	83.51%	100.00%

With respect to the taxable year ended September 30, 2018, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Diversified Income Fund	$25,258	$173
Limited Duration Fund	555,478	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

128 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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OTHER INFORMATION (Unaudited)(continued)

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report. 2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel.

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one- year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

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As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

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Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

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OTHER INFORMATION (Unaudited)(concluded)

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 137

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

138 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council; Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 139

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

140 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 141

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

142 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 143

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

144 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Mid Cap Value Fund

GuggenheimInvestments.com	SBMCV-ANN-0918x0919

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE FUND	8
NOTES TO FINANCIAL STATEMENTS	24
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	33
OTHER INFORMATION	35
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	51
GUGGENHEIM INVESTMENTS PRIVACY POLICIES	58

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Fund (the “Fund”) for the annual fiscal period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Mid Cap Value Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- and/or mid-sized company securities may present additional risks such as less predictable earnings, higher volatility and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 17.91%, rising from 2,519.36 to 2,913.98. The path was not straight, however, as equities tumbled in February when interest rates backed up. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year period ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Fund
A-Class	1.24%	7.29%	$ 1,000.00	$ 1,072.90	$ 6.51
C-Class	2.00%	6.85%	1,000.00	1,068.50	10.48
P-Class	1.31%	7.22%	1,000.00	1,072.20	6.88

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Fund
A-Class	1.24%	5.00%	$ 1,000.00	$ 1,018.85	$ 6.28
C-Class	2.00%	5.00%	1,000.00	1,015.04	10.10
P-Class	1.31%	5.00%	1,000.00	1,018.50	6.63

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders:

Guggenheim Mid Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2018.

For the fiscal year ended September 30, 2018, Guggenheim Mid Cap Value Fund returned 10.05%1, compared with its benchmark, the Russell 2500® Value Index, which returned 10.24%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection was the most significant factor behind the Fund’s showing relative to the benchmark, while sector allocation provided a modest benefit.

On the positive side, stock selection was strong in the Energy and Information Technology sectors. In Energy, an overweighting to exploration companies was beneficial given the surge in oil prices during the period. The Fund’s ownership of oil-centric producers in the Bakken, an oil and gas field in the upper Midwest U.S., was especially favorable, as the leading individual contributor was Whiting Petroleum Corp., which rose strongly for the period. The Fund’s Information Technology holdings also outpaced those in the benchmark, and the sector was one of the Fund’s largest overweights relative to the benchmark.

The Fund’s Financials holdings also solidly outperformed those of the benchmark. These results had a magnified impact, as the sector is the largest in the benchmark, with a 25% weighting. Exposure and significant weightings in some of the larger regional banks were important contributors. The second-largest individual contributor to performance was Financials holding E*Trade Financial Corp (not held at period end).

On the negative side, stock selection detracted in the Industrials and Consumer Staples sectors. Industrials in the Fund returned only about half that of Industrials in the benchmark. An Industrials holding, Celadon Group, Inc., was the leading individual detractor for the Fund for the period. It announced in early 2018 that its financial statements would need to be reviewed for prior periods, and the stock was delisted from the NYSE. The stock declined significantly over the one-year period.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The Fund’s holdings in the Staples sector declined for the period, whereas the benchmark’s Staples holdings eked out a small gain. Hurting the sector’s performance was Ingredion, an agricultural commodities holding that declined significantly over the period due to concerns about the impact of global tariffs.

Health Care as a sector had only a modest impact on relative performance for the period, but it did produce the second-largest individual detractor—Dermira, a specialty pharmaceutical that focuses on dermatology therapies (not held at period end). One of the company’s three promising pipeline products failed in Phase 3 clinical trials during the period and caused the stock to fall significantly, and it did not recover.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest underweights were in Financials and Real Estate.

Portfolio and Market Outlook

For much of the period, the market was concerned with persistent Federal Reserve rate hikes and uncertainty over macroeconomic issues such as international trade and inflation. The major indices proceeded to give up the early 2018 gains and uncharacteristically, smaller sized companies tended to perform better.

For much of the period, the market significantly favored growth-oriented companies. This tended to provide a broad-based headwind for the strategy, as it is more exposed than the benchmark to this factor. At present the valuation gap between and growth and value stocks in unusually wide. As this narrows over time (as it should from these unusually large historic levels), the Fund is well positioned to benefit.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MID CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 1, 1997
C-Class	January 29, 1999
P-Class	May 1, 2015

Ten Largest Holdings (% of Total Net Assets)
KeyCorp	2.0%
Hormel Foods Corp.	2.0%
Zions Bancorp North America	1.9%
Bunge Ltd.	1.8%
Huntington Bancshares, Inc.	1.8%
OGE Energy Corp.	1.8%
Ciena Corp.	1.5%
UniFirst Corp.	1.5%
Alleghany Corp.	1.4%
Equity Commonwealth	1.4%
Top Ten Total	17.1%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
A-Class Shares	10.05%	8.55%	10.20%
A-Class Shares with sales charge†	4.83%	7.50%	9.55%
C-Class Shares	9.22%	7.73%	9.38%
C-Class Shares with CDSC§	8.22%	7.73%	9.38%
Russell 2500 Value Index	10.24%	9.99%	10.53%
		1 Year	Since Inception (05/01/15)
P-Class Shares		10.03%	10.16%
Russell 2500 Value Index		10.24%	9.24%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class and P-Class will vary due to difference in fee structures.

†

Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to February 22, 2011, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2018
MID CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 96.3%

Financial - 27.2%
KeyCorp	463,390	$9,216,827
Zions Bancorp North America	173,594	8,705,739
Huntington Bancshares, Inc.	560,223	8,358,527
Alleghany Corp.	10,222	6,670,162
Equity Commonwealth REIT*	206,832	6,637,239
Alliance Data Systems Corp.	27,157	6,413,397
Voya Financial, Inc.	125,051	6,211,283
Physicians Realty Trust REIT	347,242	5,854,500
Wintrust Financial Corp.	66,797	5,673,737
Alexandria Real Estate Equities, Inc. REIT	42,650	5,364,944
Umpqua Holdings Corp.	251,296	5,226,957
Sun Communities, Inc. REIT	48,006	4,874,529
Cousins Properties, Inc. REIT	440,506	3,916,098
IBERIABANK Corp.	45,767	3,723,145
National Storage Affiliates Trust REIT	124,414	3,165,092
Radian Group, Inc.	146,561	3,029,416
LaSalle Hotel Properties REIT	85,948	2,972,941
Redwood Trust, Inc. REIT	172,208	2,796,658
Camden Property Trust REIT	29,462	2,756,760
First Citizens BancShares, Inc. — Class A	5,682	2,569,855
Unum Group	63,310	2,473,522
Willis Towers Watson plc	16,477	2,322,268
Old Republic International Corp.	103,749	2,321,902
Pinnacle Financial Partners, Inc.	37,811	2,274,332
First Horizon National Corp.	131,577	2,271,019
Lexington Realty Trust REIT	272,274	2,259,874
Prosperity Bancshares, Inc.	31,877	2,210,670
Howard Hughes Corp.*	16,738	2,079,194
Federal Agricultural Mortgage Corp. — Class C	26,691	1,926,557
American National Insurance Co.	10,072	1,302,209
Hilltop Holdings, Inc.	49,687	1,002,187
Total Financial		126,581,540

Consumer, Non-cyclical - 15.4%
Hormel Foods Corp.	230,908	9,097,775
Bunge Ltd.	122,958	8,448,444
Premier, Inc. — Class A*	121,265	5,551,512
Encompass Health Corp.	62,746	4,891,051
Euronet Worldwide, Inc.*	45,684	4,578,450
Emergent BioSolutions, Inc.*	65,122	4,286,981
Central Garden & Pet Co. — Class A*	118,768	3,935,972
Cambrex Corp.*	56,806	3,885,531
Perrigo Company plc	47,053	3,331,352
Eagle Pharmaceuticals, Inc.*	47,621	3,301,564
Ingredion, Inc.	22,726	2,385,321
Sanderson Farms, Inc.	22,941	2,371,411
SP Plus Corp.*	63,838	2,330,087
Myriad Genetics, Inc.*	48,030	2,209,380
US Foods Holding Corp.*	68,301	2,105,037
Hostess Brands, Inc.*	174,494	1,931,649
Inovio Pharmaceuticals, Inc.*	285,661	1,588,275
ACCO Brands Corp.	134,835	1,523,635
Quest Diagnostics, Inc.	13,266	1,431,534
TransEnterix, Inc.*	223,208	1,294,606
TherapeuticsMD, Inc.*	188,566	1,236,993
Total Consumer, Non-cyclical		71,716,560

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MID CAP VALUE FUND

	Shares	Value

Industrial - 15.0%
FLIR Systems, Inc.	75,006	$4,610,619
Jacobs Engineering Group, Inc.	49,016	3,749,724
Valmont Industries, Inc.	25,249	3,496,987
Berry Global Group, Inc.*	70,277	3,400,704
Graphic Packaging Holding Co.	239,555	3,356,166
Corning, Inc.	86,718	3,061,145
Greenbrier Companies, Inc.	48,075	2,889,307
Snap-on, Inc.	15,048	2,762,813
Huntington Ingalls Industries, Inc.	10,484	2,684,743
GasLog Ltd.	130,344	2,574,294
Knight-Swift Transportation Holdings, Inc.	72,201	2,489,491
ITT, Inc.	39,536	2,421,975
Scorpio Tankers, Inc.	1,197,928	2,407,835
Crane Co.	24,234	2,383,414
Rexnord Corp.*	76,713	2,362,760
Hub Group, Inc. — Class A*	51,283	2,338,505
WestRock Co.	43,425	2,320,632
Carlisle Companies, Inc.	19,040	2,319,072
Plexus Corp.*	38,934	2,278,028
Sensata Technologies Holding plc*	44,121	2,186,196
KLX, Inc.*	34,455	2,163,085
Celadon Group, Inc.*	754,880	2,113,664
US Concrete, Inc.*	45,437	2,083,287
Park Electrochemical Corp.	105,474	2,055,688
Kirby Corp.*	18,332	1,507,807
Oshkosh Corp.	17,085	1,217,135
Fortune Brands Home & Security, Inc.	21,934	1,148,464
Astec Industries, Inc.	19,422	979,063
Universal Forest Products, Inc.	9,704	342,842
Total Industrial		69,705,445

Utilities - 10.4%
OGE Energy Corp.	227,518	8,263,454
Ameren Corp.	104,946	6,634,686
Portland General Electric Co.	121,208	5,528,297
UGI Corp.	86,569	4,802,848
AES Corp.	341,865	4,786,110
Pinnacle West Capital Corp.	58,615	4,641,136
Black Hills Corp.	71,521	4,154,655
Edison International	53,742	3,637,258
Southwest Gas Holdings, Inc.	44,864	3,545,602
American Electric Power Company, Inc.	33,996	2,409,636
Total Utilities		48,403,682

Consumer, Cyclical - 7.7%
UniFirst Corp.	39,817	6,914,222
PVH Corp.	42,735	6,170,934
Acushnet Holdings Corp.	148,501	4,073,382
Caleres, Inc.	106,567	3,821,493
Alaska Air Group, Inc.	35,856	2,469,044
JetBlue Airways Corp.*	123,957	2,399,808
LCI Industries	28,454	2,355,991
Dana, Inc.	115,989	2,165,515
Unifi, Inc.*	66,241	1,876,608
Genesco, Inc.*	29,490	1,388,979
GMS, Inc.*	48,418	1,123,297
Kohl’s Corp.	14,616	1,089,623
Total Consumer, Cyclical		35,848,896

Energy - 6.1%
Hess Corp.	90,842	6,502,471
Whiting Petroleum Corp.*	120,601	6,396,677
Range Resources Corp.	314,697	5,346,702
Oasis Petroleum, Inc.*	369,924	5,245,522
Kinder Morgan, Inc.	215,203	3,815,549
Antero Resources Corp.*	63,673	1,127,649
Total Energy		28,434,570

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MID CAP VALUE FUND

	Shares	Value

Technology - 5.7%
Conduent, Inc.*	228,303	$5,141,384
Cray, Inc.*	223,088	4,796,392
Super Micro Computer, Inc.*	228,255	4,704,336
Evolent Health, Inc. — Class A*	97,882	2,779,849
Qorvo, Inc.*	32,773	2,519,916
Amdocs Ltd.	35,577	2,347,370
CSG Systems International, Inc.	56,807	2,280,233
Maxwell Technologies, Inc.*	578,897	2,020,350
Total Technology		26,589,830

Basic Materials - 4.9%
Reliance Steel & Aluminum Co.	66,745	5,692,681
Nucor Corp.	76,178	4,833,494
Ashland Global Holdings, Inc.	57,574	4,828,156
Huntsman Corp.	152,315	4,147,537
Alcoa Corp.*	48,729	1,968,652
Tahoe Resources, Inc.*	447,792	1,249,340
Total Basic Materials		22,719,860

Communications - 3.9%
Ciena Corp.*	228,959	7,152,679
Finisar Corp.*	200,222	3,814,229
Viavi Solutions, Inc.*	328,599	3,726,313
Symantec Corp.	174,176	3,706,465
Total Communications		18,399,686

Total Common Stocks
(Cost $388,196,545)		448,400,069

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*, 1,2	858,334	25
Total Convertible Preferred Stocks
(Cost $819,654)		25

MONEY MARKET FUND† - 3.7%
Dreyfus Treasury Securities Cash Management Fund - Institutional Shares 1.91%[3]	17,112,064	17,112,064
Total Money Market Fund
(Cost $17,112,064)		17,112,064

Total Investments - 100.0%
(Cost $406,128,263)		$465,512,158
Other Assets & Liabilities, net - 0.0%		(132,582)
Total Net Assets - 100.0%		$465,379,576

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $25, (cost $819,654) or less than 0.01% of total net assets.
[2]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[3]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
MID CAP VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$448,400,069	$—	$—	$448,400,069
Convertible Preferred Stocks	—	—	25	25
Money Market Fund	17,112,064	—	—	17,112,064
Total Assets	$465,512,133	$—	$25	$465,512,158

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE FUND

September 30, 2018

Assets:
Investments, at value (cost $406,128,263)	$465,512,158
Prepaid expenses	45,660
Receivables:
Securities sold	4,469,903
Dividends	535,958
Fund shares sold	28,093
Interest	15,421
Total assets	470,607,193

Liabilities:
Payable for:
Securities purchased	3,623,191
Fund shares redeemed	435,219
Management fees	258,372
Transfer agent/maintenance fees	120,491
Distribution and service fees	116,847
Fund accounting/administration fees	27,843
Trustees’ fees*	22,777
Due to advisor	1,670
Miscellaneous (Note 7)	621,207
Total liabilities	5,227,617
Net assets	$465,379,576

Net assets consist of:
Paid in capital	$353,917,834
Total distributable earnings (loss)	111,461,742
Net assets	$465,379,576

A-Class:
Net assets	$392,495,005
Capital shares outstanding	10,842,461
Net asset value per share	$36.20
Maximum offering price per share (Net asset value divided by 95.25%)	$38.01

C-Class:
Net assets	$52,995,856
Capital shares outstanding	2,034,312
Net asset value per share	$26.05

P-Class:
Net assets	$19,888,715
Capital shares outstanding	553,311
Net asset value per share	$35.94

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE FUND

Year Ended September 30, 2018

Investment Income:
Dividends	$6,712,512
Interest	151,734
Total investment income	6,864,246

Expenses:
Management fees	3,627,849
Distribution and service fees:
A-Class	955,522
C-Class	801,826
P-Class	53,305
Transfer agent/maintenance fees:
A-Class	408,733
C-Class	101,966
P-Class	35,028
Fund accounting/administration fees	386,975
Custodian fees	14,371
Trustees’ fees*	13,729
Line of credit fees	5,172
Miscellaneous	281,830
Recoupment of previously waived fees:
A-Class	32,687
C-Class	7,988
P-Class	8,563
Total expenses	6,735,544
Less:
Expenses reimbursed by Adviser:
A-Class	(14,347)
C-Class	(4,019)
P-Class	(14,207)
Total reimbursed expenses	(32,573)
Net expenses	6,702,971
Net investment income	161,275

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$65,650,196
Net realized gain	65,650,196
Net change in unrealized appreciation (depreciation) on:
Investments	(19,255,452)
Net change in unrealized appreciation (depreciation)	(19,255,452)
Net realized and unrealized gain	46,394,744
Net increase in net assets resulting from operations	$46,556,019

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$161,275	$(194,678)
Net realized gain on investments	65,650,196	81,130,196
Net change in unrealized appreciation (depreciation) on investments	(19,255,452)	16,183,764
Net increase in net assets resulting from operations	46,556,019	97,119,282

Distributions To Shareholders:
A-Class	(28,138,220)	(13,564,173)[1]
C-Class	(8,265,848)	(3,449,720)[1]
P-Class	(1,646,381)	(117,353)[1]
Total distributions to shareholders	(38,050,449)	(17,131,246)

Capital share transactions:
Proceeds from sale of shares
A-Class	44,722,196	33,025,435
C-Class	2,359,664	5,060,778
P-Class	12,393,245	21,412,776
Distributions reinvested
A-Class	27,178,864	12,673,600
C-Class	7,679,358	3,069,526
P-Class	1,641,967	117,352
Cost of shares redeemed
A-Class	(84,528,678)	(121,812,207)
C-Class	(43,771,157)	(32,586,919)
P-Class	(16,920,813)	(4,311,641)
Net decrease from capital share transactions	(49,245,354)	(83,351,300)
Net decrease in net assets	(40,739,784)	(3,363,264)

Net assets:
Beginning of year	506,119,360	509,482,624
End of year	$465,379,576	$506,119,360

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MID CAP VALUE FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	1,245,327	1,025,109
C-Class	91,870	210,740
P-Class	353,729	649,430
Shares issued from reinvestment of distributions
A-Class	788,250	398,539
C-Class	307,667	128,809
P-Class	47,941	3,715
Shares redeemed
A-Class	(2,399,640)	(3,691,342)
C-Class	(1,688,333)	(1,325,827)
P-Class	(480,110)	(134,810)
Net decrease in shares	(1,733,299)	(2,735,637)

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 8):

Net investment income

A-Class	$(4,950,405)
C-Class	(780,189)
P-Class	(49,828)

Net realized gains

A-Class	$(8,613,768)
C-Class	(2,669,531)
P-Class	(67,525)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

FINANCIAL HIGHLIGHTS
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$35.37	$30.27	$30.86	$37.73	$38.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.03	.30	.06	.03
Net gain (loss) on investments (realized and unrealized)	3.37	6.09	3.95	(2.24)	2.04
Total from investment operations	3.43	6.12	4.25	(2.18)	2.07
Less distributions from:
Net investment income	—	(.37)	—	—	—
Net realized gains	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(2.60)	(1.02)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$36.20	$35.37	$30.27	$30.86	$37.73

Total Return[b]	10.05%	20.62%	15.51%	(6.83%)	5.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$392,495	$396,408	$407,883	$476,792	$1,017,208
Ratios to average net assets:
Net investment income (loss)	0.17%	0.11%	1.04%	0.18%	0.08%
Total expenses[c]	1.26%[d]	1.27%[d]	1.49%	1.42%	1.39%
Net expenses[f]	1.26%[g]	1.27%[g]	1.49%	1.42%	1.39%
Portfolio turnover rate	54%	55%	52%	84%	35%

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.33	$22.78	$24.54	$31.14	$32.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.17)	.06	(.15)	(.21)
Net gain (loss) on investments (realized and unrealized)	2.49	4.55	3.02	(1.76)	1.71
Total from investment operations	2.32	4.38	3.08	(1.91)	1.50
Less distributions from:
Net investment income	—	(.18)	—	—	—
Net realized gains	(2.60)	(.65)	(4.84)	(4.69)	(2.49)
Total distributions	(2.60)	(.83)	(4.84)	(4.69)	(2.49)
Net asset value, end of period	$26.05	$26.33	$22.78	$24.54	$31.14

Total Return[b]	9.22%	19.63%	14.64%	(7.49%)	4.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$52,996	$87,508	$98,176	$126,047	$192,942
Ratios to average net assets:
Net investment income (loss)	(0.65%)	(0.68%)	0.27%	(0.53%)	(0.65%)
Total expenses[c]	2.03%[d]	2.07%[d]	2.27%	2.12%	2.12%
Net expenses[f]	2.03%[g]	2.06%[g]	2.27%	2.12%	2.12%
Portfolio turnover rate	54%	55%	52%	84%	35%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS (continued)
MID CAP VALUE FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$35.15	$30.18	$30.77	$33.91
Income (loss) from investment operations:
Net investment income (loss)[a]	.05	.01	.14	.10
Net gain (loss) on investments (realized and unrealized)	3.34	6.08	4.11	(3.24)
Total from investment operations	3.39	6.09	4.25	(3.14)
Less distributions from:
Net investment income	—	(.47)	—	—
Net realized gains	(2.60)	(.65)	(4.84)	—
Total distributions	(2.60)	(1.12)	(4.84)	—
Net asset value, end of period	$35.94	$35.15	$30.18	$30.77

Total Return[b]	10.03%	20.57%	15.61%	(9.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,889	$22,203	$3,423	$57
Ratios to average net assets:
Net investment income (loss)	0.13%	0.02%	0.48%	0.71%
Total expenses[c]	1.35%[d]	1.25%[d]	1.32%	1.32%
Net expenses[f]	1.28%[g]	1.23%[g]	1.32%	1.32%
Portfolio turnover rate	54%	55%	52%	84%

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
MID CAP VALUE FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses for the underlying funds in which the Fund invests.
[d]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fund waivers. Excluding these expenses, the net expense ratios for the years would be:

	09/30/2018	09/30/2017
A-Class	1.26%	1.25%
C-Class	2.03%	2.04%
P-Class	1.28%	1.21%

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/2018	09/30/2017
A-Class	0.01%	0.00%*
C-Class	0.01%	0.00%*
P-Class	0.04%	0.00%*

*	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

Effective August 10, 2018, Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares.

This report covers the Mid Cap Value Fund (the “Fund”), a diversified investment company. At September 30, 2018, only A-Class, C-Class and P-Class shares had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business on the valuation date.

Money market funds are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information analysis.

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

Contractual expense limitation agreements for the Fund provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which the Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Mid Cap Value Fund – A-Class	1.42%	01/30/17	02/01/19
Mid Cap Value Fund – C-Class	2.12%	01/30/17	02/01/19
Mid Cap Value Fund – P-Class	1.32%	01/30/17	02/01/19

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	Expires 2019	Expires 2020	Expires 2021	Fund Total
Mid Cap Value Fund
A-Class	$—	$—	$1,015	$1,015
C-Class	—	—	1,020	1,020
P-Class	—	—	7,521	7,521

For the year ended September 30, 2018, GI recouped $49,238 from the Fund.

For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors, and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services,

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$16,990,651	$21,059,798	$38,050,449

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$5,247,650	$11,883,596	$17,131,246

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings (deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$8,161,769	$44,231,351	$59,068,622	$—	$111,461,742

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings (Loss)
$9,904,708	$(9,904,708)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$406,443,536	$77,653,453	$(18,584,831)	$59,068,622

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Mid Cap Value Fund	$256,949,128	$348,787,695

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.” The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (concluded)

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 7 – Other Liabilities

The Fund wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2018.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2018, was $473,594.

Note 8 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 9 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Mid Cap Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Mid Cap Value Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
32.56%	31.69%	100%

With respect to the taxable year ended September 30, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$21,059,798	$9,904,708

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”),

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated

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OTHER INFORMATION (Unaudited)(continued)

the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

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OTHER INFORMATION (Unaudited)(continued)

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

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OTHER INFORMATION (Unaudited)(continued)

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

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OTHER INFORMATION (Unaudited)(continued)

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

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OTHER INFORMATION (Unaudited)(continued)

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

OTHER INFORMATION (Unaudited)(concluded)

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2003-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisor, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Mid Cap Value Institutional Fund

GuggenheimInvestments.com	SBMCVI-ANN-0918x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
MID CAP VALUE INSTITUTIONAL FUND	8
NOTES TO FINANCIAL STATEMENTS	20
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28
OTHER INFORMATION	30
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	46
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	53

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Security Investors, LLC, (the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Mid Cap Value Institutional Fund (the “Fund”) for the annual fiscal period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Advisers.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Mid Cap Value Institutional Fund may not be suitable for all investors. ● An investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. ● The intrinsic value of the underlying stocks may never be realized, or the stock may decline in value. ● Investments in small- to mid-sized company securities may present additional risks, such as less predictable earnings, higher volatility, and less liquidity than larger, more established companies.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 17.91%, rising from 2,519.36 to 2,913.98. The path was not straight, however, as equities tumbled in February when interest rates backed up. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year period ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 2500® Value Index measures the performance of the small-to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Mid Cap Value Institutional Fund	1.14%	7.48%	$ 1,000.00	$ 1,074.80	$ 5.99

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Mid Cap Value Institutional Fund	1.14%	5.00%	$ 1,000.00	$ 1,019.35	$ 5.77

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders:

Guggenheim Mid Cap Value Institutional Fund (the “Fund”) is managed by a team of seasoned professionals led by James Schier, CFA, Senior Managing Director and Portfolio Manager; Farhan Sharaff, Senior Managing Director, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Gregg Strohkorb, CFA, Director and Portfolio Manager; David Toussaint, CFA, CPA, Managing Director and Portfolio Manager; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. In the following paragraphs, the team discusses performance of the Fund for the fiscal year ended September 30, 2018.

For the fiscal year ended September 30, 2018, Guggenheim Mid Cap Value Institutional Fund returned 10.32%1, compared with its benchmark, the Russell 2500® Value Index, which returned 10.24%.

Strategy and Market Overview

Our investment approach focuses on understanding how companies make money and how easily companies can improve returns, maintain existing high levels of profitability, or benefit from change that occurs within the industries in which they operate. In today’s rapidly changing environment marked by very sharp and quick, but constrained volatility, our long-term orientation and discipline are a competitive advantage. This should become especially critical when the environment of indiscriminant valuation expansion subsides, and fundamentals once again become a more dominant factor in the market.

Performance Review

Stock selection was the most significant factor behind the Fund’s showing relative to the benchmark, while sector allocation provided a modest benefit.

On the positive side, stock selection was strong in the Energy and Information Technology sectors. In Energy, an overweighting to exploration companies was beneficial given the surge in oil prices during the period. The Fund’s ownership of oil-centric producers in the Bakken, an oil and gas field in the upper Midwest U.S., was especially favorable, as the leading individual contributor was Whiting Petroleum Corp., which rose strongly for the period. The Fund’s Information Technology holdings also outpaced those in the benchmark, and the sector was one of the Fund’s largest overweights relative to the benchmark.

The Fund’s Financials holdings also solidly outperformed those of the benchmark. These results had a magnified impact, as the sector is the largest in the benchmark, with a 25% weighting. Exposure and significant weightings in some of the larger regional banks were important contributors. The second-largest individual contributor to performance was Financials holding E*Trade Financial Corp (not held at period end).

On the negative side, stock selection detracted in the Industrials and Consumer Staples sectors. Industrials in the Fund returned only about half that of Industrials in the benchmark. An Industrials holding, Celadon Group, Inc., was the leading individual detractor for the Fund for the period. It announced in early 2018 that its financial statements would need to be reviewed for prior periods, and the stock was delisted from the NYSE. The stock declined significantly over the one-year period.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)(concluded)

The Fund’s holdings in the Staples sector declined for the period, whereas the benchmark’s Staples holdings eked out a small gain. Hurting the sector’s performance was Ingredion, an agricultural commodities holding that declined significantly over the period due to concerns about the impact of global tariffs.

Health Care as a sector had only a modest impact on relative performance for the period, but it did produce the second-largest individual detractor—Dermira, a specialty pharmaceutical that focuses on dermatology therapies (not held at period end). One of the company’s three promising pipeline products failed in Phase 3 clinical trials during the period and caused the stock to fall significantly, and it did not recover.

Portfolio Positioning

While this strategy is balanced relative to the benchmark, it does possess defensive characteristics in virtue of emphasizing relatively larger companies found in the benchmark as well as an overweight in Utilities.

At the end of the period, the Fund’s largest overweights relative to the benchmark were in Utilities and Information Technology. The Fund’s largest underweights were in Financials and Real Estate.

Portfolio and Market Outlook

For much of the period, the market was concerned with persistent Federal Reserve rate hikes and uncertainty over macroeconomic issues such as international trade and inflation. The major indices proceeded to give up the early 2018 gains and uncharacteristically, smaller sized companies tended to perform better.

For much of the period, the market significantly favored growth-oriented companies. This tended to provide a broad-based headwind for the strategy, as it is more exposed than the benchmark to this factor. At present the valuation gap between and growth and value stocks in unusually wide. As this narrows over time (as it should from these unusually large historic levels), the Fund is well positioned to benefit.

Our portfolios tend to reflect a bias toward companies with balance sheet quality. We continue to find niche companies with what we believe to be attractive growth opportunities, and, as such, are constructive on the outlook.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures do not reflect taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MID CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date: July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
KeyCorp	2.0%
Hormel Foods Corp.	1.9%
Zions Bancorp North America	1.9%
Bunge Ltd.	1.8%
Huntington Bancshares, Inc.	1.8%
OGE Energy Corp.	1.8%
Ciena Corp.	1.5%
Alleghany Corp.	1.5%
Equity Commonwealth	1.5%
UniFirst Corp.	1.5%
Top Ten Total	17.2%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	10 Year
Mid Cap Value Institutional Fund	10.32%	8.91%	10.32%
Russell 2500 Value Index	10.24%	9.99%	10.53%

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2500 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	September 30, 2018
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 96.4%

Financial - 27.3%
KeyCorp	73,894	$1,469,752
Zions Bancorp North America	27,296	1,368,894
Huntington Bancshares, Inc.	88,232	1,316,422
Alleghany Corp.	1,716	1,119,742
Equity Commonwealth REIT*	33,865	1,086,728
Voya Financial, Inc.	20,914	1,038,799
Alliance Data Systems Corp.	4,311	1,018,086
Physicians Realty Trust REIT	54,334	916,071
Wintrust Financial Corp.	10,379	881,592
Alexandria Real Estate Equities, Inc. REIT	6,860	862,919
Umpqua Holdings Corp.	38,910	809,328
Sun Communities, Inc. REIT	7,644	776,172
Cousins Properties, Inc. REIT	68,166	605,996
IBERIABANK Corp.	7,227	587,917
National Storage Affiliates Trust REIT	19,106	486,057
Radian Group, Inc.	23,081	477,084
Redwood Trust, Inc. REIT	28,581	464,155
LaSalle Hotel Properties REIT	13,323	460,843
Camden Property Trust REIT	4,613	431,638
First Citizens BancShares, Inc. — Class A	883	399,363
Unum Group	9,832	384,136
First Horizon National Corp.	21,424	369,778
Old Republic International Corp.	16,508	369,449
Willis Towers Watson plc	2,621	369,404
Pinnacle Financial Partners, Inc.	6,106	367,276
Lexington Realty Trust REIT	43,429	360,461
Prosperity Bancshares, Inc.	5,029	348,761
Howard Hughes Corp.*	2,700	335,394
Federal Agricultural Mortgage Corp. — Class C	4,242	306,187
American National Insurance Co.	1,722	222,637
Hilltop Holdings, Inc.	7,649	154,280
Total Financial		20,165,321

Consumer, Non-cyclical - 15.5%
Hormel Foods Corp.	36,035	1,419,779
Bunge Ltd.	19,566	1,344,380
Premier, Inc. — Class A*	19,569	895,869
Encompass Health Corp.	10,020	781,059
Euronet Worldwide, Inc.*	7,024	703,945
Emergent BioSolutions, Inc.*	10,114	665,804
Central Garden & Pet Co. — Class A*	18,664	618,525
Cambrex Corp.*	8,902	608,897
Perrigo Company plc	7,704	545,443
Eagle Pharmaceuticals, Inc.*	7,711	534,604
Ingredion, Inc.	3,561	373,762
Sanderson Farms, Inc.	3,605	372,649
US Foods Holding Corp.*	11,930	367,683
SP Plus Corp.*	10,044	366,606
Myriad Genetics, Inc.*	7,578	348,588
Hostess Brands, Inc.*	29,876	330,727
Quest Diagnostics, Inc.	2,409	259,955
Inovio Pharmaceuticals, Inc.*	45,705	254,120
ACCO Brands Corp.	21,595	244,024
TransEnterix, Inc.*	34,926	202,571
TherapeuticsMD, Inc.*	29,506	193,559
Total Consumer, Non-cyclical		11,432,549

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Industrial - 15.0%
FLIR Systems, Inc.	11,736	$721,412
Jacobs Engineering Group, Inc.	7,702	589,203
Valmont Industries, Inc.	4,074	564,249
Graphic Packaging Holding Co.	39,550	554,096
Berry Global Group, Inc.*	11,400	551,646
Corning, Inc.	13,347	471,149
Greenbrier Companies, Inc.	7,392	444,259
Huntington Ingalls Industries, Inc.	1,730	443,018
Snap-on, Inc.	2,313	424,667
GasLog Ltd.	20,809	410,978
Knight-Swift Transportation Holdings, Inc.	11,290	389,279
Scorpio Tankers, Inc.	189,650	381,197
ITT, Inc.	6,213	380,608
Crane Co.	3,808	374,517
Rexnord Corp.*	12,131	373,635
Carlisle Companies, Inc.	3,029	368,932
Sensata Technologies Holding plc*	7,394	366,373
WestRock Co.	6,828	364,888
Hub Group, Inc. — Class A*	7,989	364,298
US Concrete, Inc.*	7,795	357,401
Plexus Corp.*	6,092	356,443
KLX, Inc.*	5,519	346,483
Park Electrochemical Corp.	16,568	322,910
Celadon Group, Inc.*	111,054	310,951
Kirby Corp.*	3,168	260,568
Fortune Brands Home & Security, Inc.	4,162	217,922
Oshkosh Corp.	2,627	187,147
Astec Industries, Inc.	3,092	155,868
Universal Forest Products, Inc.	1,508	53,278
Total Industrial		11,107,375

Utilities - 10.3%
OGE Energy Corp.	35,834	1,301,491
Ameren Corp.	16,525	1,044,710
Portland General Electric Co.	19,536	891,037
UGI Corp.	13,621	755,693
AES Corp.	53,546	749,644
Pinnacle West Capital Corp.	9,188	727,506
Black Hills Corp.	11,230	652,350
Edison International	8,329	563,707
Southwest Gas Holdings, Inc.	6,947	549,022
American Electric Power Company, Inc.	5,344	378,783
Total Utilities		7,613,943

Consumer, Cyclical - 7.7%
UniFirst Corp.	6,198	1,076,283
PVH Corp.	6,696	966,902
Acushnet Holdings Corp.	23,975	657,634
Caleres, Inc.	16,989	609,226
Alaska Air Group, Inc.	5,886	405,310
JetBlue Airways Corp.*	19,342	374,461
LCI Industries	4,377	362,416
Dana, Inc.	18,221	340,186
Unifi, Inc.*	11,543	327,013
Genesco, Inc.*	4,549	214,258
GMS, Inc.*	7,622	176,830
Kohl’s Corp.	2,287	170,496
Total Consumer, Cyclical		5,681,015

Energy - 6.1%
Hess Corp.	14,260	1,020,731
Whiting Petroleum Corp.*	19,095	1,012,799
Range Resources Corp.	49,912	848,005
Oasis Petroleum, Inc.*	57,933	821,490
Kinder Morgan, Inc.	34,475	611,242
Antero Resources Corp.*	12,477	220,967
HydroGen Corp.*,†††,1,2	1,265,700	1
Total Energy		4,535,235

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MID CAP VALUE INSTITUTIONAL FUND

	Shares	Value

Technology - 5.7%
Conduent, Inc.*	37,700	$849,004
Cray, Inc.*	35,081	754,242
Super Micro Computer, Inc.*	35,894	739,775
Evolent Health, Inc. — Class A*	15,413	437,729
Qorvo, Inc.*	5,434	417,821
Amdocs Ltd.	5,575	367,838
CSG Systems International, Inc.	8,928	358,370
Maxwell Technologies, Inc.*	91,567	319,569
Total Technology		4,244,348

Basic Materials - 4.9%
Reliance Steel & Aluminum Co.	10,841	924,629
Ashland Global Holdings, Inc.	9,049	758,849
Nucor Corp.	11,957	758,671
Huntsman Corp.	23,941	651,914
Alcoa Corp.*	7,498	302,919
Tahoe Resources, Inc.*	68,759	191,838
Total Basic Materials		3,588,820

Communications - 3.9%
Ciena Corp.*	35,944	1,122,891
Viavi Solutions, Inc.*	53,183	603,095
Finisar Corp.*	31,090	592,264
Symantec Corp.	27,481	584,796
Total Communications		2,903,046

Total Common Stocks
(Cost $63,224,396)		71,271,652

CONVERTIBLE PREFERRED STOCKS††† - 0.0%
Thermoenergy Corp.*,1,3	793,750	23
Total Convertible Preferred Stocks
(Cost $757,980)		23

MONEY MARKET FUND† - 5.1%
Dreyfus Treasury Securities Cash Management — Institutional Shares 1.91%[4]	3,802,940	3,802,940
Total Money Market Fund
(Cost $3,802,940)		3,802,940

Total Investments - 101.5%
(Cost $67,785,316)		$75,074,615
Other Assets & Liabilities, net - (1.5)%		(1,137,589)
Total Net Assets - 100.0%		$73,937,026

*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $24, (cost $760,511) or less than 0.01% of total net assets.
[2]	Affiliated issuer.
[3]

PIPE (Private Investment in Public Equity) — Stock issued by a company in the secondary market as a means of raising capital more quickly and less expensively than through registration of a secondary public offering.

[4]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
MID CAP VALUE INSTITUTIONAL FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$71,271,651	$—	$1	$71,271,652
Convertible Preferred Stocks	—	—	23	23
Money Market Fund	3,802,940	—	—	3,802,940
Total Assets	$75,074,591	$—	$24	$75,074,615

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18	Shares 09/30/18	Investment Income
Common Stock
HydroGen Corp.	$1	$—	$—	$—	$—	$1	1,265,700	$—

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

STATEMENT OF ASSETS AND LIABILITIES
MID CAP VALUE INSTITUTIONAL FUND

September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $67,782,785)	$75,074,614
Investments in affiliated issuers, at value (cost $2,531)	1
Prepaid expenses	22,021
Receivables:
Securities sold	687,450
Dividends	83,964
Fund shares sold	73,848
Interest	2,828
Total assets	75,944,726

Liabilities:
Payable for:
Securities purchased	1,706,876
Fund shares redeemed	128,033
Management fees	41,032
Transfer agent/maintenance fees	35,102
Trustees’ fees*	6,563
Fund accounting/administration fees	4,377
Miscellaneous (Note 7)	85,717
Total liabilities	2,007,700
Net assets	$73,937,026

Net assets consist of:
Paid in capital	$59,861,656
Total distributable earnings (loss)	14,075,370
Net assets	$73,937,026
Capital shares outstanding	6,430,746
Net asset value per share	$11.50

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
MID CAP VALUE INSTITUTIONAL FUND

Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$1,049,954
Interest	28,466
Total investment income	1,078,420

Expenses:
Management fees	568,128
Transfer agent/maintenance fees	128,335
Fund accounting/administration fees	60,601
Custodian fees	3,041
Line of credit fees	2,204
Trustees’ fees*	1,013
Miscellaneous	99,101
Total expenses	862,423
Net investment income	215,997

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$9,494,478
Net realized gain	9,494,478
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,409,347)
Net change in unrealized appreciation (depreciation)	(2,409,347)
Net realized and unrealized gain	7,085,131
Net increase in net assets resulting from operations	$7,301,128

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

STATEMENTS OF CHANGES IN NET ASSETS
MID CAP VALUE INSTITUTIONAL FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$215,997	$(54,816)
Net realized gain on investments	9,494,478	10,956,696
Net change in unrealized appreciation (depreciation) on investments	(2,409,347)	2,379,915
Net increase in net assets resulting from operations	7,301,128	13,281,795

Distributions to shareholders	(8,941,778)	(7,184,534)[1]

Capital share transactions:
Proceeds from sale of shares	20,521,609	26,427,689
Distributions reinvested	5,265,056	3,569,315
Cost of shares redeemed	(28,017,572)	(29,095,222)
Net increase (decrease) from capital share transactions	(2,230,907)	901,782
Net increase (decrease) in net assets	(3,871,557)	6,999,043

Net assets:
Beginning of year	77,808,583	70,809,540
End of year	$73,937,026	$77,808,583

Capital share activity:
Shares sold	1,834,588	2,400,920
Shares issued from reinvestment of distributions	481,707	337,685
Shares redeemed	(2,505,584)	(2,617,531)
Net increase (decrease) in shares	(189,289)	121,074

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 8):

Net investment income	$(3,140,884)
Net realized gains	$(4,043,650)

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MID CAP VALUE INSTITUTIONAL FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$11.75	$10.90	$10.41	$12.92	$13.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.01)	.15	.06	.06
Net gain (loss) on investments (realized and unrealized)	1.11	2.07	1.43	(.66)	.65
Total from investment operations	1.14	2.06	1.58	(.60)	.71
Less distributions from:
Net investment income	(.05)	(.53)	(.12)	(.07)	(.07)
Net realized gains	(1.34)	(.68)	(.97)	(1.84)	(.81)
Total distributions	(1.39)	(1.21)	(1.09)	(1.91)	(.88)
Net asset value, end of period	$11.50	$11.75	$10.90	$10.41	$12.92

Total Return	10.32%	20.23%	16.28%	(5.85%)	5.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$73,937	$77,809	$70,810	$287,370	$598,101
Ratios to average net assets:
Net investment income (loss)	0.29%	(0.07%)	1.52%	0.52%	0.42%
Total expenses[b]	1.14%	1.14%	1.14%	1.05%	1.05%
Portfolio turnover rate	63%	72%	149%	95%	41%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Mid Cap Value Institutional Fund (the “Fund”), a diversified investment company. At September 30, 2018, only Institutional Class shares had been issued by the Fund.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business on the valuation date.

Money market funds are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(g) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(h) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI and GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

NOTES TO FINANCIAL STATEMENTS (continued)

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$3,106,345	$5,835,433	$8,941,778

The tax character of distributions paid during the year ended September 30,2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$2,203,294	$4,981,240	$7,184,534

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings (deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$1,303,898	$5,723,559	$7,047,913	$—	$14,075,370

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales and distributions in connection with redemption of fund shares. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings (Loss)
$1,373,148	$(1,373,148)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$68,026,702	$9,815,573	$(2,767,660)	$7,047,913

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS (continued)

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$46,426,140	$56,905,394

Note 6 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.” The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 7 – Other Liabilities

The Fund wrote put options contracts through Lehman Brothers Inc., (“LBI”) that were exercised prior to the option contracts’ expiration and prior to the bankruptcy filing by LBI, during September, 2008. However, these transactions have not settled and the securities have not been delivered to the Fund as of September 30, 2018.

Although the ultimate resolution of these transactions is uncertain, the Fund has recorded a liability equal to the difference between the strike price on the put options and the market price of the underlying security on the exercise date. The amount of the liability recorded in miscellaneous payables by the Fund as of September 30, 2018, was $15,940.

Note 8 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 9 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Mid Cap Value Institutional Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Mid Cap Value Institutional Fund (the “Fund”), (one of the funds constituting the Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
28.41%	27.89%	100%

With respect to the taxable year ended September 30, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$5,835,433	$1,373,148

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”),

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated

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OTHER INFORMATION (Unaudited)(continued)

the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities3 and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities. As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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OTHER INFORMATION (Unaudited)(continued)

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one--year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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OTHER INFORMATION (Unaudited)(continued)

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components

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(e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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OTHER INFORMATION (Unaudited)(continued)

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered

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OTHER INFORMATION (Unaudited)(continued)

the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

OTHER INFORMATION (Unaudited)(continued)

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

OTHER INFORMATION (Unaudited)(continued)

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Funds (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2003-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEES
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisor, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Capital Stewardship Fund

GuggenheimInvestments.com	CSF-ANN-0918x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
CAPITAL STEWARDSHIP FUND	7
NOTES TO FINANCIAL STATEMENTS	15
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	20
OTHER INFORMATION	21
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	27
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	32

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the annual shareholder report for the Guggenheim Capital Stewardship Fund (the “Fund”). The report covers the annual fiscal period ended September 30, 2018.

Concinnity Advisors, LP, serves as the Fund’s sub-adviser (the “Sub-Adviser”).

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then information on the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* generated a total return of 17.91%, rising from 2,519.36 to 2,913.98. The path was not straight, however, as equities tumbled in February when interest rates backed up. In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year period ended September 30, 2018, the MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one-year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

*Index Definitions

The following indices are referenced throughout this report.

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Capital Stewardship Fund	1.05%	8.89%	$1,000.00	$1,088.90	$5.56

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
Capital Stewardship Fund	1.05%	5.00%	$1,000.00	$1,019.80	$5.32

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGER’S COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Capital Stewardship Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Assistant Chief Investment Officer, Equities, and Portfolio Manager; Jayson Flowers, Senior Managing Director and Head of Equity and Derivative Strategies, and Portfolio Manager; Qi Yan, Managing Director and Portfolio Manager; and Peter Derby, Portfolio Manager at Concinnity Partners, LP, an unaffiliated Sub-adviser (the “Sub-adviser”) to the Fund. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Capital Stewardship Fund Institutional Shares returned 16.50%, compared with the 17.91% return of its benchmark, the S&P 500 Index.

Strategy Overview

The Fund’s investment objective is to seek long-term capital appreciation. It pursues its investment objective by investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index. Guggenheim Partners Investment Management, LLC, the Fund’s adviser (the “Investment Adviser or Manager”), and Concinnity Advisors, LP, the Fund’s sub-adviser (the “Sub-Adviser”), believe that companies that successfully implement multi-stakeholder management systems are generally better positioned to create sustained long-term value for their shareholders than competing companies that do not implement such systems. The Investment Adviser and Sub-Adviser believe that companies implementing such systems do so by aligning the interests of all of a company’s core stakeholders, including investors, customers, employees, business partners, and communities in which a company does business.

To identify an initial universe of companies that it believes have exemplary multi-stakeholder management systems, the Sub-Adviser uses its proprietary research methodology system, which seeks to identify the components of those management systems, including, but not limited to: (1) customer loyalty; (2) employee engagement, as demonstrated by high levels of loyalty; (3) efficient use of “intangible” assets; and (4) high supplier loyalty, as demonstrated by the maturity of supply chain activities and (5) community engagement.

Performance Review

The Fund on a net basis underperformed its benchmark by 141 basis points for the fiscal year ended on September 30, 2018.

Relative to the benchmark, overweighting the Information Technology sector, while underweighting the Financials sector, positively impacted the Fund by (+0.67%) and (+0.43%), respectively. Offsetting this was an overweight in Industrials (-0.43%) and an underweight in Consumer Discretionary (-0.36%).

Security selection impacts relative to the benchmark were mainly driven by securities from the following sectors: Consumer Staples (+0.75%), Health Care (+0.54%), Energy (+0.29%), Consumer Discretionary (-0.97%), and Information Technology (-0.71%).

The top individual contributors to return were Apple, Inc., Amazon.com, Inc., and Microsoft Corp. The top individual detractors were Schering-Plough Corp., L Brands, Inc., and Applied Materials, Inc.

Performance displayed represents past performance which is no guarantee of future results.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

CAPITAL STEWARDSHIP FUND

OBJECTIVE: Seeks long-term capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Cumulative Fund Performance*

Inception Date: September 26, 2014

Ten Largest Holdings (% of Total Net Assets)
Apple, Inc.	3.4%
Johnson & Johnson	2.4%
Chevron Corp.	2.4%
Microsoft Corp.	1.9%
Amazon.com, Inc.	1.8%
AbbVie, Inc.	1.7%
Intel Corp.	1.7%
Alphabet, Inc. — Class A	1.7%
Cisco Systems, Inc.	1.6%
Home Depot, Inc.	1.4%
Top Ten Total	20.0%

“Ten Largest Holdings” excludes any temporary cash investments.

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	Since Inception (09/26/14)
Capital Stewardship Fund	16.50%	10.05%
S&P 500 Index	17.91%	12.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
CAPITAL STEWARDSHIP FUND

	Shares	Value

COMMON STOCKS† - 100.0%

Consumer, Non-cyclical - 23.7%
Johnson & Johnson	38,499	$5,319,407
AbbVie, Inc.	39,611	3,746,408
Procter & Gamble Co.	34,386	2,861,947
Pfizer, Inc.	63,120	2,781,699
Allergan plc	13,185	2,511,479
Amgen, Inc.	11,337	2,350,047
Kimberly-Clark Corp.	17,379	1,974,949
Humana, Inc.	5,268	1,783,323
Ingredion, Inc.	15,984	1,677,681
Molson Coors Brewing Co. — Class B	25,688	1,579,812
Cardinal Health, Inc.	29,037	1,567,998
United Rentals, Inc.*	9,291	1,520,008
ABIOMED, Inc.*	3,347	1,505,313
Sysco Corp.	17,809	1,304,509
Square, Inc. — Class A*	12,675	1,254,952
Celgene Corp.*	13,683	1,224,492
Colgate-Palmolive Co.	18,064	1,209,385
Vertex Pharmaceuticals, Inc.*	5,942	1,145,261
Robert Half International, Inc.	16,222	1,141,704
Regeneron Pharmaceuticals, Inc.*	2,786	1,125,655
Eli Lilly & Co.	10,226	1,097,352
Illumina, Inc.*	2,976	1,092,371
PepsiCo, Inc.	9,055	1,012,349
Henry Schein, Inc.*	11,501	977,930
CVS Health Corp.	11,461	902,210
Moody’s Corp.	5,342	893,182
UnitedHealth Group, Inc.	3,162	841,219
Varian Medical Systems, Inc.*	6,623	741,312
Kellogg Co.	10,034	702,581
Merck & Company, Inc.	9,800	695,212
Hershey Co.	5,507	561,714
Anthem, Inc.	1,945	533,027
ResMed, Inc.	3,899	449,711
ManpowerGroup, Inc.	5,141	441,920
Bristol-Myers Squibb Co.	6,942	430,959
Biogen, Inc.*	1,207	426,445
Cigna Corp.	1,406	292,800
IQVIA Holdings, Inc.*	2,061	267,394
Clorox Co.	1,661	249,831
Total Consumer, Non-cyclical		52,195,548

Technology - 22.4%
Apple, Inc.	33,217	7,498,405
Microsoft Corp.	37,039	4,236,150
Intel Corp.	78,553	3,714,771
Texas Instruments, Inc.	25,985	2,787,931
Adobe Systems, Inc.*	8,590	2,318,871
Oracle Corp.	42,948	2,214,399
Accenture plc — Class A	12,999	2,212,430
NVIDIA Corp.	6,648	1,868,221
QUALCOMM, Inc.	23,976	1,726,991
HP, Inc.	64,266	1,656,135
NetApp, Inc.	18,148	1,558,732
Cognizant Technology Solutions Corp. — Class A	19,385	1,495,553
DXC Technology Co.	15,695	1,467,796
Veeva Systems, Inc. — Class A*	13,450	1,464,302
Lam Research Corp.	9,464	1,435,689
Ultimate Software Group, Inc.*	3,976	1,281,027
Applied Materials, Inc.	31,889	1,232,510
Citrix Systems, Inc.*	11,026	1,225,650
Intuit, Inc.	4,683	1,064,914
Red Hat, Inc.*	7,783	1,060,667
Tyler Technologies, Inc.*	3,983	976,074
MSCI, Inc. — Class A	5,236	928,919
Xilinx, Inc.	9,553	765,864
salesforce.com, Inc.*	4,755	756,188
IPG Photonics Corp.*	4,123	643,476
ServiceNow, Inc.*	2,837	555,002
KLA-Tencor Corp.	4,684	476,410
Fiserv, Inc.*	4,912	404,651
Akamai Technologies, Inc.*	4,961	362,897
Total Technology		49,390,625

Communications - 12.3%
Amazon.com, Inc.*	2,022	4,050,066
Alphabet, Inc. — Class A*	3,029	3,656,245
Cisco Systems, Inc.	72,853	3,544,299
Facebook, Inc. — Class A*	13,494	2,219,223
Verizon Communications, Inc.	39,093	2,087,175
eBay, Inc.*	52,886	1,746,296
Omnicom Group, Inc.	24,573	1,671,455
Juniper Networks, Inc.	52,290	1,567,131
Twilio, Inc. — Class A*	17,462	1,506,622
FactSet Research Systems, Inc.	5,244	1,173,135
AT&T, Inc.	31,671	1,063,512
Walt Disney Co.	7,178	839,396
Comcast Corp. — Class A	22,293	789,395
VeriSign, Inc.*	2,852	456,662
Expedia Group, Inc.	2,661	347,207
Netflix, Inc.*	806	301,549
Total Communications		27,019,368

Industrial - 11.2%
Cummins, Inc.	17,805	2,600,777
Boeing Co.	5,495	2,043,591
3M Co.	9,651	2,033,562
Caterpillar, Inc.	12,275	1,871,815
Johnson Controls International plc	48,261	1,689,135
Eaton Corporation plc	17,987	1,560,012
Lockheed Martin Corp.	4,073	1,409,095
Oshkosh Corp.	19,404	1,382,341
TE Connectivity Ltd.	14,840	1,304,881
Ingersoll-Rand plc	10,499	1,074,048
Landstar System, Inc.	8,396	1,024,312
Union Pacific Corp.	6,138	999,450
Illinois Tool Works, Inc.	7,024	991,227
Mettler-Toledo International, Inc.*	1,577	960,362
Rockwell Automation, Inc.	4,864	912,097
FedEx Corp.	3,252	783,049

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
CAPITAL STEWARDSHIP FUND

	Shares	Value

Vishay Intertechnology, Inc.	31,615	$643,365
Louisiana-Pacific Corp.	16,184	428,714
Fluor Corp.	6,949	403,737
Norfolk Southern Corp.	1,912	345,116
Raytheon Co.	1,326	274,031
Total Industrial		24,734,717

Financial - 11.1%
Mastercard, Inc. — Class A	13,946	3,104,519
JPMorgan Chase & Co.	23,961	2,703,759
MetLife, Inc.	48,284	2,255,829
Visa, Inc. — Class A	10,180	1,527,916
State Street Corp.	17,174	1,438,838
Prudential Financial, Inc.	13,895	1,407,841
T. Rowe Price Group, Inc.	10,011	1,093,001
Welltower, Inc. REIT	16,570	1,065,782
SEI Investments Co.	17,436	1,065,340
WP Carey, Inc. REIT	15,550	1,000,020
HCP, Inc. REIT	37,949	998,818
BlackRock, Inc. — Class A	2,002	943,603
AvalonBay Communities, Inc. REIT	4,745	859,557
Progressive Corp.	10,677	758,494
Ventas, Inc. REIT	13,794	750,118
Hospitality Properties Trust REIT	22,062	636,268
Weyerhaeuser Co. REIT	17,902	577,697
Boston Properties, Inc. REIT	3,953	486,575
Alliance Data Systems Corp.	1,371	323,775
Travelers Companies, Inc.	2,462	319,346
Allstate Corp.	3,230	318,801
Bank of New York Mellon Corp.	6,161	314,149
Bank of America Corp.	10,575	311,540
Invesco Ltd.	10,435	238,753
Total Financial		24,500,339

Consumer, Cyclical - 10.7%
Home Depot, Inc.	14,999	3,107,043
Delta Air Lines, Inc.	31,829	1,840,671
Southwest Airlines Co.	29,188	1,822,791
WW Grainger, Inc.	4,541	1,622,999
JetBlue Airways Corp.*	72,786	1,409,137
Pool Corp.	7,285	1,215,720
Tractor Supply Co.	13,099	1,190,437
Lululemon Athletica, Inc.*	7,105	1,154,491
Ulta Beauty, Inc.*	3,863	1,089,830
Alaska Air Group, Inc.	15,720	1,082,479
Darden Restaurants, Inc.	9,590	1,066,312
Las Vegas Sands Corp.	17,314	1,027,240
Nordstrom, Inc.	16,079	961,685
Kohl’s Corp.	12,376	922,631
L Brands, Inc.	27,032	819,070
Goodyear Tire & Rubber Co.	33,935	793,740
Best Buy Company, Inc.	7,788	618,056
Copart, Inc.*	11,697	602,746
BorgWarner, Inc.	7,377	315,588
Tapestry, Inc.	6,086	305,943
VF Corp.	2,640	246,708
Starbucks Corp.	3,941	224,006
Vail Resorts, Inc.	803	220,359
Total Consumer, Cyclical		23,659,682

Energy - 6.6%
Chevron Corp.	42,420	5,187,118
Occidental Petroleum Corp.	36,254	2,978,991
ONEOK, Inc.	42,514	2,882,024
ConocoPhillips	34,858	2,698,009
Schlumberger Ltd.	6,248	380,628
Hess Corp.	4,754	340,291
Total Energy		14,467,061

Basic Materials - 1.1%
Eastman Chemical Co.	17,423	1,667,729
Praxair, Inc.	3,101	498,424
Newmont Mining Corp.	10,838	327,308
Total Basic Materials		2,493,461

Utilities - 0.9%
Exelon Corp.	33,971	1,483,174
Sempra Energy	4,507	512,671
Total Utilities		1,995,845

Total Common Stocks
(Cost $200,302,947)		220,456,646

EXCHANGE-TRADED FUNDS† - 0.5%
SPDR S&P 500 ETF Trust	3,829	1,113,167
Total Exchange-Traded Funds
(Cost $1,097,698)		1,113,167

MONEY MARKET FUND† - 0.6%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares 1.91%[1]	1,358,893	1,358,893
Total Money Market Fund
(Cost $1,358,893)		1,358,893

Total Investments - 101.1%
(Cost $202,759,538)		$222,928,706
Other Assets & Liabilities, net - (1.1)%		(2,341,786)
Total Net Assets - 100.0%		$220,586,920

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	Rate indicated is the 7-day yield as of September 30, 2018.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
CAPITAL STEWARDSHIP FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$220,456,646	$—	$—	$220,456,646
Exchange-Traded Funds	1,113,167	—	—	1,113,167
Money Market Fund	1,358,893	—	—	1,358,893
Total Assets	$222,928,706	$—	$—	$222,928,706

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, there were no transfers between levels.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

CAPITAL STEWARDSHIP FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2018

Assets:
Investments, at value (cost $202,759,538)	$222,928,706
Cash	5,523
Prepaid expenses	10,993
Receivables:
Dividends	206,254
Interest	1,761
Total assets	223,153,237

Liabilities:
Payable for:
Fund shares redeemed	2,364,263
Management fees	147,696
Fund accounting/administration fees	13,128
Transfer agent/maintenance fees	3,419
Trustees’ fees*	1,146
Miscellaneous	36,665
Total liabilities	2,566,317
Net assets	$220,586,920

Net assets consist of:
Paid in capital	$180,046,291
Total distributable earnings (loss)	40,540,629
Net assets	$220,586,920
Capital shares outstanding	7,062,695
Net asset value per share	$31.23

STATEMENT OF OPERATIONS
Year Ended September 30, 2018

Investment Income:
Dividends	$4,336,257
Interest	18,242
Total investment income	4,354,499

Expenses:
Management fees	1,986,874
Transfer agent/maintenance fees	25,506
Fund accounting/administration fees	176,613
Trustees’ fees*	17,744
Custodian fees	12,091
Miscellaneous	91,091
Total expenses	2,309,919
Net investment income	2,044,580

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,902,511
Net realized gain	27,902,511
Net change in unrealized appreciation (depreciation) on:
Investments	3,665,214
Net change in unrealized appreciation (depreciation)	3,665,214
Net realized and unrealized gain	31,567,725
Net increase in net assets resulting from operations	$33,612,305

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CAPITAL STEWARDSHIP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,044,580	$2,650,541
Net realized gain on investments	27,902,511	16,369,733
Net change in unrealized appreciation (depreciation) on investments	3,665,214	11,150,223
Net increase in net assets resulting from operations	33,612,305	30,170,497

Total distributions to shareholders	(18,271,148)	(10,056,992)[1]

Capital share transactions:
Proceeds from sale of shares	85,091,202	5,207,987
Distributions reinvested	18,250,767	10,033,367
Cost of shares redeemed	(114,104,117)	(28,213,603)
Net decrease from capital share transactions	(10,762,148)	(12,972,249)
Net increase in net assets	4,579,009	7,141,256

Net assets:
Beginning of year	216,007,911	208,866,655
End of year	$220,586,920	$216,007,911

Capital share activity:
Shares sold	2,857,242	200,616
Shares issued from reinvestment of distributions	628,037	382,515
Shares redeemed	(3,842,743)	(1,028,694)
Net decrease in shares	(357,464)	(445,563)

[1]	For the year ended September 30, 2017, the distributions from net investment income and net realized gains were as follows (see Note 6):

Net investment income	$(2,861,435)
Net realized gains	(7,195,557)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CAPITAL STEWARDSHIP FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Period Ended September 30, 2014[a]
Per Share Data
Net asset value, beginning of period	$29.11	$26.55	$23.69	$24.79	$25.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.28	.34	.35	.31	— [c]
Net gain (loss) on investments (realized and unrealized)	4.34	3.51	3.22	(1.33)	(.21)
Total from investment operations	4.62	3.85	3.57	(1.02)	(.21)
Less distributions from:
Net investment income	(.34)	(.37)	(.32)	(.08)	—
Net realized gains	(2.16)	(.92)	(.39)	—	—
Total distributions	(2.50)	(1.29)	(.71)	(.08)	—
Net asset value, end of period	$31.23	$29.11	$26.55	$23.69	$24.79

Total Return	16.50%	15.01%	15.30%	(4.15%)	(0.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$220,587	$216,008	$208,867	$189,668	$209,015
Ratios to average net assets:
Net investment income (loss)	0.93%	1.23%	1.38%	1.22%	0.13%
Total expenses[d]	1.05%	1.03%	1.07%	1.15%	1.24%
Portfolio turnover rate	164%	156%	209%	221%	—

[a]	Since commencement of operations: September 26, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Net investment income is less than $0.01 per share.
[d]	Does not include expenses of the underlying funds in which the Fund invests.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

This report covers the Capital Stewardship Fund (the “Fund”), a diversified investment company. At September 30, 2018, only Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Concinnity Advisors, LP (the “Sub-Adviser”) serves as the sub-adviser to the Fund.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, by the number of outstanding shares of the Fund.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) are valued at the last quoted sale price.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS (continued)

Money market funds are valued at their NAV.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(c) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(d) Expenses

Certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(e) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(f) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(g) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.90% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$15,115,526	$3,155,622	$18,271,148

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$10,056,992	$—	$10,056,992

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings (deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$16,165,143	$5,346,512	$19,028,974	$—	$40,540,629

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to distributions in connection with redemption of fund shares and losses deferred due to wash sales. To the extent these differences are permanent and would require a reclassifcation between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS (continued)

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings (Loss)
$5,662,822	$(5,662,822)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation
$203,899,732	$24,013,478	$(4,984,504)	$19,028,974

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$361,329,915	$390,009,238

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

Note 6 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 7 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Capital Stewardship Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Capital Stewardship Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 26, 2014 (commencement of operations) through September 30, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 26, 2014 (commencement of operations) through September 30, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
31.99%	32.26%	100.00%

With respect to the taxable year ended September 30, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$3,155,622	$5,662,822

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

OTHER INFORMATION (Unaudited)(continued)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee – Guggenheim Capital Stewardship Fund

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is authorized to issue an unlimited number of shares of beneficial interest in separate series, with each such series representing interests in a separate portfolio of securities and other assets (each, a “Guggenheim Fund” and collectively, the “Guggenheim Funds”). Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as the investment adviser to Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund” or the “Fund”), a series of the Trust (i.e., a Guggenheim Fund), pursuant to an investment advisory agreement between the Trust, with respect to Capital Stewardship Fund, and GPIM (the “Investment Advisory Agreement”). (Guggenheim Partners, GPIM and their affiliates may be referred to herein together as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), GPIM provides certain investment advisory and management services to the Fund and is responsible for, among other things, arranging for the purchase and sale of securities and other assets on behalf of the Fund and supervising the Fund’s investment program. Under the terms of the Investment Advisory Agreement, GPIM may delegate some or all of its duties and obligations to one or more sub-advisers and, in this connection, is responsible for overseeing the activities of Concinnity Advisors, LP (“Concinnity” or the “Sub-Adviser”), with respect to its service as investment sub-adviser to the Fund, pursuant to an investment sub-advisory agreement between GPIM and Concinnity (the “Sub-Advisory Agreement” and together with the Investment Advisory Agreement, the “Advisory Agreements”).

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by each of GPIM and Concinnity is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Fund and other information relevant to its evaluation of the Advisory Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE report, noting that the peer group identified by FUSE included 13 other large blend funds with similar pricing characteristics.

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

In addition, Guggenheim and Concinnity provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”).

The Committee also considered the circumstances unique to Capital Stewardship Fund, including its organizational history. In this connection, the assets of Guggenheim Concinnity Master Strategy Fund SPC, a Cayman Islands exempted segregated portfolio company which relied on the exclusion from the definition of an “investment company” provided by Section 3(c)(7) of the 1940 Act (the “Predecessor Fund”) and for which GPIM served as investment adviser and Concinnity served as investment sub-adviser, was reorganized with and into Capital Stewardship Fund (the “Reorganization”). The Predecessor Fund was a master fund in a set of unregistered offshore and domestic master-feeder funds (collectively, the “Private Funds”), which had certain bank investors. The investors issued notes that provided coupon payments based on the after-tax return of the Private Funds and the notes, in turn, were held by a single holder affiliated with Guggenheim. The Reorganization enabled the bank investors and noteholder to continue to benefit from the strategies previously offered by the Private Funds by converting the Predecessor Fund into a registered investment company structure that pursues the same investment strategies, because Capital Stewardship Fund’s investment objective and strategies are, in all materials respects, the same as those of the Predecessor Fund. The Board had authorized the launch of Capital Stewardship Fund on the condition that it not be offered to other investors unless and until such time as the Board determines to permit additional sales. The Committee considered the foregoing and the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of the Fund to recommend that the Board approve the renewal of each Advisory Agreement for an additional annual term.

Investment Advisory Agreement

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee noted that the Adviser delegated certain, but not all, portfolio management responsibilities to the Sub-Adviser. Unlike most traditional sub-advisory arrangements, the Sub-Adviser does not execute trades for the Fund’s portfolio. Rather, the Sub-Adviser provides a list of eligible investments to the Adviser based on the Sub-Adviser’s proprietary screening methodology and the Adviser selects investments and engages in securities transactions for the Fund. In this connection, the Committee considered the scope of services provided by each of the Adviser and Sub-Adviser, and took into account the Adviser’s responsibility to oversee the Sub-Adviser and information provided by Guggenheim describing the Adviser’s processes and activities for providing oversight of sub-advisers (including Concinnity), including information regarding Guggenheim’s Sub-Advisory Oversight Committee.

The Committee also considered the qualifications, experience and skills of key personnel performing services for the Fund, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Fund. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the remaining funds in the Guggenheim fund complex, including the Fund.

The Committee’s review of the services provided by Guggenheim to the Fund included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to Guggenheim’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

OTHER INFORMATION (Unaudited)(continued)

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, custodian and other service providers to the Fund. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to funds in the Guggenheim fund complex, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the Adviser’s ability to carry out its responsibilities under the Investment Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Investment Advisory Agreement.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Investment Advisory Agreement with respect to the Fund.

Investment Performance: The Fund commenced investment operations on September 26, 2014 and its investment objective is to seek long-term capital appreciation. The Committee received investment returns for the since-inception, three-year, one-year and three-month periods ended December 31, 2017. In addition, the Committee received a comparison of the Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee considered that the Fund pursues its investment objective, under normal market conditions, by primarily investing in equity securities that the Fund believes will provide attractive long-term returns relative to the S&P 500 Index and that have implemented “multi-stakeholder management systems.”

The Committee took into account the role and responsibilities of each of the Adviser and Sub-Adviser in implementing the Fund’s investment strategy, including the manner in which the relationship between the advisory firms differs in certain respects from traditional fund management structures with an adviser and unaffiliated sub-adviser. The Committee noted that the Sub-Adviser uses its proprietary research methodology system to identify a list of companies eligible for investment by the Fund. From that list, the Adviser selects, based on desired factor tilts and subject to a risk management process, a portfolio composed of a sub-set of the eligible companies compiled by the Sub-Adviser. The Adviser retains the responsibility for executing the trades based on the Fund’s investment policies and limitations.

The Committee considered the Fund’s performance which ranked in the 51st and 67th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund’s investment results were consistent with the Fund’s investment objective of seeking long-term capital appreciation.

Based on the information provided, the Committee concluded that the Adviser’s investment performance was acceptable and that the Adviser had appropriately reviewed and monitored the Sub-Adviser’s investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Fund: The Committee compared the Fund’s contractual advisory fee and total net expense ratio to the peer group of funds identified by FUSE. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

The Committee observed that the Fund’s contractual advisory fee, net effective management fee (representing the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year) and total net expense ratio each rank in the fourth quartile (85th, 92nd and 92nd percentiles, respectively) of its peer group. In evaluating the foregoing, the Committee considered that the Fund was launched to accommodate certain bank clients that were invested in an unregistered private fund (previously defined as the Predecessor

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Fund) with a unique investment strategy. Shares of the Fund are not registered under the Securities Act of 1933, as amended, and thus, are available only to accredited investors in a single institutional share class. Accordingly, in evaluating the reasonableness of the advisory fee, the Committee considered the sophistication of the Fund’s bank client investors and the Fund’s purpose.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Fund, the Committee reviewed a profitability analysis and data from management for the Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, earnings and the operating margin/profitability rate (with a zero rate reported with respect to the Fund), including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability with respect to the Guggenheim Funds generally, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided and the profitability to Guggenheim Investments in connection with the Fund.

The Committee considered other benefits available to the Adviser because of its relationship with the Guggenheim Funds, including Capital Stewardship Fund, and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the funds in the Guggenheim fund complex, it is not Guggenheim’s current practice to execute portfolio transactions through its affiliate.

Economies of Scale: With respect to economies of scale, the Committee considered that the Fund is not available to retail investors. The Committee concluded that the advisory fee schedule reflected an appropriate level of sharing of any economies of scale.

The Committee determined that the Fund’s advisory fee was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: With respect to the nature, extent and quality of services provided by the Sub-Adviser, the Committee considered the Fund’s investment objective and Concinnity’s investment strategy and method for implementing such investment strategy, including, but not limited to the investment decision processes employed for the Fund. In this connection, the Trustees also noted that the Sub-Adviser is experienced in identifying companies with elements of the multi-stakeholder management system. In addition, the Committee took into account the information provided by the Sub-Adviser regarding, among other things: its current advisory services and clients and the principal activities in which it is engaged; the qualifications, experience and skills of key personnel responsible for providing services to the Fund; the Sub-Adviser’s evaluation of its success in meeting the Fund’s investment objective; the Fund’s portfolio construction process and the sources of information generally relied upon by the Sub-Adviser in providing investment advisory, statistical and research services to the Fund; and the Sub-Adviser’s process, in collaboration with Guggenheim, for portfolio risk management.

With respect to the Sub-Adviser’s resources and its ability to carry out its responsibilities under the Sub-Advisory Agreement, the Committee noted that the Sub-Adviser provided its tax return filing. The Committee also considered the Sub-Adviser’s statement that it is an ongoing viable business enterprise that currently has the resources necessary to provide the contracted for services to the Fund. In further assessing the Sub-Adviser’s resources, as well as the nature and quality of the services it provides, the Committee took into account Guggenheim’s statement that, given the limited scope of services provided by Concinnity and its role in the Fund’s management, and Guggenheim’s oversight of such services, the Sub-Adviser’s resources are sufficient to provide the contracted-for services to the Fund.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve the Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)(concluded)

Investment Performance: The Committee considered the Fund’s performance, as described above, and concluded that the investment performance of the Sub-Adviser was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee noted that the sub-advisory fees payable to Concinnity are paid by GPIM and do not impact the advisory fee paid by the Fund (which the Committee determined to be reasonable). The Committee considered the total amount of sub-advisory fees paid to the Sub-Adviser for the twelve months ended December 31, 2017, as compared to the prior year, noting that the sub-advisory fees paid by GPIM to Concinnity are the product of arms-length negotiations between GPIM and Concinnity. The Committee considered the allocation of the advisory fee charged to the Fund between GPIM and Concinnity in light of the nature, extent and quality of the investment advisory services provided by GPIM and Concinnity.

With respect to the costs of services provided and profits realized by the Sub-Adviser from its relationship with the Fund, the Committee considered Concinnity’s size and partnership structure, the aggregate management fees paid to Concinnity and the methodology used to calculate its profitability. The Committee also considered that no other benefits to the Sub-Adviser as a result of its relationship with the Fund were reported.

Based on all of the information provided, the Committee determined that the Sub-Adviser’s profitability from its relationship with the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the Investment Advisory Agreement, which was separately considered. See “Investment Advisory Agreement – Economies of Scale” above.

The Committee determined that the Fund’s sub-advisory fee was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each Advisory Agreement is in the best interest of the Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council; Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration
Investment Grade Municipal
Fund (2003-2016); Bennett Group of Funds (2011-2013).

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant

Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Macro Opportunities Fund

GuggenheimInvestments.com	MO-ANN-0918x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
MACRO OPPORTUNITIES FUND	9
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	92
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	119
OTHER INFORMATION	121
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	137
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	144

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for Guggenheim Macro Opportunities Fund (the “Fund”) for the annual fiscal period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2018

Macro Opportunities Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The intrinsic value of the underlying stocks in which the Fund invests may never be realized or the stock may decline in value. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● A highly liquid secondary market may not exist for the commodity-linked structured notes the Fund invests in, and there can be no assurance that a highly liquid secondary market will develop. ● The Fund’s exposure to the commodity markets may subject the Fund to greater volatility as commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity such as droughts, floods, weather, embargos, tariffs and international economic, political and regulatory developments. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● This Fund is considered nondiversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the U.S. Treasury curve continued its bear-flattening trend (when short-term rates increase at a faster rate than long-term rates), as the yield on the two-year U.S. Treasury rose 134 basis points, from 1.48% to 2.82% and the yield on the 10-year U.S. Treasury rising just 73 basis points, from 2.33% to 3.06%. The difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed from 85 basis points to 24 basis points.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

In September, the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2.00-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the federal funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year period ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500”) Index* returned 17.91%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning account value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.32%	1.07%	$ 1,000.00	$ 1,010.70	$ 6.73
C-Class	2.09%	0.73%	1,000.00	1,007.30	10.63
P-Class	1.32%	1.07%	1,000.00	1,010.70	6.73
Institutional Class	0.91%	1.28%	1,000.00	1,012.80	4.64

Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.32%	5.00%	$ 1,000.00	$ 1,018.45	$ 6.68
C-Class	2.09%	5.00%	1,000.00	1,014.59	10.56
P-Class	1.32%	5.00%	1,000.00	1,018.45	6.68
Institutional Class	0.91%	5.00%	1,000.00	1,020.51	4.61

1	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2018

To Our Shareholders

Guggenheim Macro Opportunities Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Macro Opportunities Fund returned 2.42%1, compared with the 1.59% return of its benchmark, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. Unconstrained to a benchmark, the Fund has the flexibility to invest across a broad array of fixed income securities, as well as equities, commodities, and alternative investments.

As we approach the turn in the credit cycle, we have been shortening portfolio spread duration, opportunistically moving up in credit quality, and maintaining a reasonable liquidity buffer for picking up undervalued credits in periods of market weakness.

The U.S. Federal Reserve (the “Fed”) delivered four rate increases over the period, raising the federal funds rate target range to 2.00-2.25%. The portfolio was positioned for the hikes with approximately 90% in floating rate securities and a portfolio duration of less than one year. Our Macroeconomics team expects one more Fed hike in 2018 and three to four increases in 2019.

Collateralized loan obligations’ (CLOs’) debt allocation delivered a positive absolute return over the period. During the period, the portfolio further rotated into AAA tranches, given the flattening credit curve and desire to minimize downside risk. CLO new issuance for the first nine months of 2018 is currently outpacing 2017 and has pushed CLO spreads marginally wider, retracing some of the tightening we have seen over the past twelve months. Total new issue, refinance, and reset volume stands at $190 billion year-to-date and is on pace to be the biggest new issuance year post-crisis.

Leveraged loans performed well during the period. A benign default environment and strong investor demand led the sector to the best performing asset class in U.S. fixed income. Loan investors should continue to benefit from the Fed delivering rate hikes. However, the sector is increasingly dependent on CLO market demand.

Non-Agency residential mortgage-backed securities (RMBS) holdings were a positive contributor in the period. Limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Pre-crisis RMBS investment performance should

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)	September 30, 2018

continue benefitting from a supply shortfall caused by ongoing paydowns and limited new issuance. Spread differences between lower-risk and higher-risk RMBS tranches remain near post-crisis lows and reflect the late-cycle complacency observed in other fixed income credit markets.

High yield corporate credit exposure ended the period at historical lows for the Fund. The reduction was driven due to relatively tight spread levels and concern that coverage ratios may deteriorate with higher interest rates.

The Fund makes macro-themed investments to take positions based on its views of various markets and assets, which may involve derivatives. It also uses derivatives to hedge against changes in interest rates and foreign asset exposure. For the period, returns from derivatives were positive.

The Fund invested excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended September 30, 2018, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

MACRO OPPORTUNITIES FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Consolidated Holdings Diversification (Market Exposure as % of Net Assets)

“Consolidated Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Limited Duration Fund - Institutional Class	4.1%
Guggenheim Alpha Opportunity Fund - Institutional Class	2.2%
Guggenheim Strategy Fund II	1.4%
LSTAR Securities Investment Limited, 4.11%	1.3%
Government of Japan, 01/10/19	1.2%
Guggenheim Strategy Fund I	1.2%
Guggenheim Strategy Fund III	1.1%
State of Israel, 0.50%	0.9%
Fortress Credit Opportunities IX CLO Ltd., 3.86%	0.8%
Shackleton 2015-VIII CLO Ltd., 3.27%	0.8%
Top Ten Total	15.0%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2018

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	7.2%
AA	8.6%
A	14.2%
BBB	17.6%
BB	3.2%
B	12.1%
CCC	5.2%
CC	6.4%
C	0.4%
NR2	10.0%
Other Instruments	15.1%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poors (“S&P”), or Fitch, which are all a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	2.42%	4.54%	5.53%
A-Class Shares with sales charge‡	(1.67%)	3.52%	4.78%
C-Class Shares	1.69%	3.77%	4.76%
C-Class Shares with CDSC§	0.70%	3.77%	4.76%
Institutional Class Shares	2.83%	4.91%	5.91%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.52%	0.40%

	1 Year	Since Inception (05/01/15)
P-Class Shares	2.42%	3.92%
ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	1.59%	0.74%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares and Institutional Class shares will vary due to differences in fee structures.

‡

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

CONSOLIDATED SCHEDULE OF INVESTMENTS	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

COMMON STOCKS† - 2.6%

Consumer, Non-cyclical - 0.7%
Archer-Daniels-Midland Co.	36,882	$1,854,058
McKesson Corp.	12,257	1,625,891
Cardinal Health, Inc.	29,478	1,591,812
Pfizer, Inc.	31,653	1,394,948
Danaher Corp.	12,181	1,323,587
Jazz Pharmaceuticals plc*	7,750	1,303,008
Kellogg Co.	18,576	1,300,692
Tyson Foods, Inc. — Class A	21,265	1,265,905
Amgen, Inc.	6,074	1,259,080
Ingredion, Inc.	10,643	1,117,089
Medtronic plc	10,837	1,066,036
CVS Health Corp.	13,506	1,063,192
Molson Coors Brewing Co. — Class B	16,892	1,038,858
Kraft Heinz Co.	18,213	1,003,718
Abbott Laboratories	13,641	1,000,704
Zoetis, Inc.	10,788	987,749
Procter & Gamble Co.	11,030	918,027
Mondelez International, Inc. — Class A	19,789	850,135
Lamb Weston Holdings, Inc.	12,196	812,254
US Foods Holding Corp.*	25,312	780,116
Western Union Co.	40,852	778,639
Performance Food Group Co.*	22,550	750,915
Sysco Corp.	10,012	733,379
Post Holdings, Inc.*	7,437	729,123
Thermo Fisher Scientific, Inc.	2,800	683,424
Baxter International, Inc.	8,623	664,747
CoreLogic, Inc.*	13,297	657,005
Travelport Worldwide Ltd.	38,375	647,386
Eli Lilly & Co.	5,943	637,743
Charles River Laboratories International, Inc.*	4,636	623,727
Varian Medical Systems, Inc.*	5,547	620,876
Hill-Rom Holdings, Inc.	6,467	610,485
Kimberly-Clark Corp.	5,372	610,474
United Rentals, Inc.*	3,344	547,079
PepsiCo, Inc.	4,625	517,075
Bruker Corp.	15,384	514,595
Mylan N.V.*	14,045	514,047
IQVIA Holdings, Inc.*	3,932	510,138
Bristol-Myers Squibb Co.	8,143	505,517
IDEXX Laboratories, Inc.*	2,014	502,815
Quanta Services, Inc.*	15,039	502,002
Gilead Sciences, Inc.	6,311	487,272
Pilgrim’s Pride Corp.*	26,455	478,571
Kroger Co.	16,208	471,815
Johnson & Johnson	3,399	469,640
Sabre Corp.	17,950	468,136
STERIS plc	4,054	463,777
Zimmer Biomet Holdings, Inc.	3,461	455,018
Hershey Co.	4,454	454,308
Vector Group Ltd.	32,494	447,767
Allergan plc	2,312	440,390
Merck & Company, Inc.	6,198	439,686
Cardtronics plc — Class A*	12,641	399,961
Alexion Pharmaceuticals, Inc.*	2,853	396,596
Simply Good Foods Co.*	20,349	395,788
Bio-Rad Laboratories, Inc. — Class A*	1,228	384,352
Altria Group, Inc.	6,356	383,331
HCA Healthcare, Inc.	2,730	379,798
Medpace Holdings, Inc.*	6,329	379,170
Illumina, Inc.*	1,023	375,502

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

Ligand Pharmaceuticals, Inc. — Class B*	1,366	$374,953
Celgene Corp.*	4,188	374,784
Brown-Forman Corp. — Class B	7,390	373,564
Biogen, Inc.*	1,056	373,095
McCormick & Company, Inc.	2,829	372,721
Innoviva, Inc.*	24,432	372,344
Estee Lauder Companies, Inc. — Class A	2,553	371,002
Intuitive Surgical, Inc.*	644	369,656
Monster Beverage Corp.*	6,290	366,581
MEDNAX, Inc.*	7,837	365,674
Constellation Brands, Inc. — Class A	1,695	365,476
Colgate-Palmolive Co.	5,457	365,346
Becton Dickinson and Co.	1,397	364,617
Humana, Inc.	1,076	364,248
LivaNova plc*	2,938	364,224
Herbalife Nutrition Ltd.*	6,650	362,758
Flowers Foods, Inc.	19,210	358,459
Central Garden & Pet Co. — Class A*	10,377	343,894
Edwards Lifesciences Corp.*	1,846	321,388
WellCare Health Plans, Inc.*	993	318,247
Darling Ingredients, Inc.*	16,281	314,549
Hologic, Inc.*	7,514	307,924
Anthem, Inc.	1,118	306,388
Molina Healthcare, Inc.*	2,013	299,333
Targus Group International Equity, Inc*,†††,1,2	12,773	33,063
Total Consumer, Non-cyclical		53,093,216

Industrial - 0.4%
Genesee & Wyoming, Inc. — Class A*	13,034	1,185,964
Regal Beloit Corp.	13,731	1,132,121
EMCOR Group, Inc.	15,032	1,129,053
AECOM*	30,959	1,011,121
Cummins, Inc.	6,447	941,713
WestRock Co.	17,303	924,672
Masco Corp.	22,849	836,273
TE Connectivity Ltd.	9,432	829,356
Greenbrier Companies, Inc.	13,531	813,213
Packaging Corporation of America	7,299	800,627
Louisiana-Pacific Corp.	29,677	786,144
FedEx Corp.	3,095	745,245
Crane Co.	7,151	703,301
Boise Cascade Co.	19,026	700,157
EnerSys	7,523	655,479
Arrow Electronics, Inc.*	8,873	654,118
Pentair plc	14,976	649,210
Gibraltar Industries, Inc.*	14,135	644,556
AGCO Corp.	10,024	609,359
Caterpillar, Inc.	3,965	604,623
Trinseo S.A.	7,632	597,586
Oshkosh Corp.	8,371	596,350
Dover Corp.	6,724	595,276
Waters Corp.*	2,982	580,536
Snap-on, Inc.	2,904	533,174
Spirit AeroSystems Holdings, Inc. — Class A	5,693	521,877
Jabil, Inc.	18,913	512,164
Belden, Inc.	7,079	505,511
Avnet, Inc.	11,163	499,767
Trinity Industries, Inc.	13,218	484,307
Eaton Corporation plc	5,349	463,919
Norfolk Southern Corp.	2,518	454,499
Benchmark Electronics, Inc.	18,978	444,085
Corning, Inc.	12,464	439,979

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

Parker-Hannifin Corp.	2,146	$394,714
Rexnord Corp.*	12,577	387,372
KBR, Inc.	17,367	366,965
Kansas City Southern	3,228	365,668
Sonoco Products Co.	6,489	360,140
Tech Data Corp.*	5,011	358,637
Werner Enterprises, Inc.	10,129	358,060
Gentex Corp.	16,415	352,266
Owens Corning	6,404	347,545
Vishay Intertechnology, Inc.	17,017	346,296
PGT Innovations, Inc.*	15,497	334,735
Coherent, Inc.*	1,916	329,916
Total Industrial		27,887,649

Utilities - 0.3%
TexGen Power LLC*,††	233,394	8,898,146
National Fuel Gas Co.	30,342	1,700,972
Portland General Electric Co.	34,781	1,586,361
Exelon Corp.	35,227	1,538,011
UGI Corp.	23,585	1,308,496
El Paso Electric Co.	22,823	1,305,476
PNM Resources, Inc.	30,365	1,197,899
Consolidated Edison, Inc.	11,011	838,928
OGE Energy Corp.	22,447	815,275
Pinnacle West Capital Corp.	10,125	801,698
Ameren Corp.	12,111	765,657
AES Corp.	51,518	721,252
Entergy Corp.	7,519	610,017
FirstEnergy Corp.	14,406	535,471
American Electric Power Company, Inc.	5,227	370,490
Total Utilities		22,994,149

Energy - 0.3%
SandRidge Energy, Inc.*	488,408	5,308,995
Maverick Natural Resources, LLC*,†††,1	7,168	5,288,857
Exxon Mobil Corp.	17,037	1,448,486
Chevron Corp.	10,675	1,305,339
Valero Energy Corp.	10,080	1,146,600
Phillips 66	9,448	1,064,979
Occidental Petroleum Corp.	12,790	1,050,954
Approach Resources, Inc.*	357,054	796,230
HollyFrontier Corp.	5,944	415,486
Williams Companies, Inc.	14,357	390,366
PBF Energy, Inc. — Class A	7,593	378,967
Kinder Morgan, Inc.	21,182	375,557
ConocoPhillips	4,760	368,424
Murphy USA, Inc.*	4,268	364,743
Titan Energy LLC*	35,116	14,397
Total Energy		19,718,380

Financial - 0.2%
Senior Housing Properties Trust REIT	86,601	1,520,714
Allstate Corp.	10,423	1,028,750
JPMorgan Chase & Co.	8,641	975,050
Ventas, Inc. REIT	15,536	844,848
Travelers Companies, Inc.	6,415	832,090
Apartment Investment & Management Co. — Class A REIT	18,732	826,643
Aflac, Inc.	17,485	823,019
Prudential Financial, Inc.	7,726	782,798
Park Hotels & Resorts, Inc. REIT	23,488	770,876
Equity Commonwealth REIT*	22,917	735,406
Hospitality Properties Trust REIT	24,763	714,165
Visa, Inc. — Class A	4,683	702,872

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

Host Hotels & Resorts, Inc. REIT	32,699	$689,949
Bank of New York Mellon Corp.	13,221	674,139
Principal Financial Group, Inc.	10,996	644,256
Hartford Financial Services Group, Inc.	12,446	621,802
MetLife, Inc.	12,560	586,803
Weingarten Realty Investors REIT	18,774	558,714
Piedmont Office Realty Trust, Inc. — Class A REIT	29,028	549,500
State Street Corp.	6,016	504,021
Lazard Ltd. — Class A	10,125	487,316
EPR Properties REIT	6,941	474,834
Ameriprise Financial, Inc.	3,069	453,169
Summit Hotel Properties, Inc. REIT	32,887	444,961
Raymond James Financial, Inc.	4,684	431,162
Franklin Resources, Inc.	14,076	428,051
Capital One Financial Corp.	4,408	418,451
Synchrony Financial	12,487	388,096
CyrusOne, Inc. REIT	3,623	229,698
Total Financial		19,142,153

Consumer, Cyclical - 0.2%
Southwest Airlines Co.	14,152	883,792
Delta Air Lines, Inc.	13,825	799,500
La-Z-Boy, Inc.	23,627	746,613
Lear Corp.	5,090	738,050
PACCAR, Inc.	10,584	721,723
JetBlue Airways Corp.*	36,491	706,466
Allison Transmission Holdings, Inc.	13,577	706,140
Copa Holdings S.A. — Class A	8,351	666,744
PulteGroup, Inc.	22,621	560,322
United Continental Holdings, Inc.*	6,006	534,894
Lions Gate Entertainment Corp. — Class A	19,194	468,142
Toll Brothers, Inc.	13,923	459,877
BorgWarner, Inc.	9,819	420,057
Meritor, Inc.*	21,047	407,470
PVH Corp.	2,610	376,884
Alaska Air Group, Inc.	5,464	376,251
Children’s Place, Inc.	2,940	375,732
Dollar General Corp.	3,427	374,571
TJX Companies, Inc.	3,342	374,371
AutoZone, Inc.*	479	371,560
Best Buy Company, Inc.	4,649	368,945
Walmart, Inc.	3,863	362,775
Darden Restaurants, Inc.	3,237	359,922
Las Vegas Sands Corp.	6,065	359,836
Nu Skin Enterprises, Inc. — Class A	4,291	353,664
Dana, Inc.	18,826	351,481
General Motors Co.	10,300	346,801
KB Home	14,422	344,830
TRI Pointe Group, Inc.*	27,657	342,947
Delphi Technologies plc	10,732	336,556
Hyatt Hotels Corp. — Class A	3,973	316,211
DR Horton, Inc.	7,285	307,281
Carter’s, Inc.	3,109	306,547
Cooper-Standard Holdings, Inc.*	2,493	299,110
American Axle & Manufacturing Holdings, Inc.*	16,483	287,463
Visteon Corp.*	2,983	277,121
Total Consumer, Cyclical		16,390,649

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

Technology - 0.2%
HP, Inc.	42,206	$1,087,649
Fidelity National Information Services, Inc.	8,155	889,466
Amdocs Ltd.	13,290	876,874
DXC Technology Co.	9,119	852,809
Cognizant Technology Solutions Corp. — Class A	10,093	778,675
Skyworks Solutions, Inc.	7,409	672,070
Cirrus Logic, Inc.*	16,583	640,104
International Business Machines Corp.	3,988	603,025
Intel Corp.	11,820	558,968
MAXIMUS, Inc.	8,331	542,015
Accenture plc — Class A	3,133	533,236
Leidos Holdings, Inc.	7,473	516,833
Citrix Systems, Inc.*	4,609	512,336
Paychex, Inc.	6,861	505,313
Oracle Corp.	9,714	500,854
Apple, Inc.	1,995	450,351
Broadridge Financial Solutions, Inc.	3,295	434,775
Fiserv, Inc.*	5,248	432,330
Microsoft Corp.	3,508	401,210
ON Semiconductor Corp.*	21,594	397,977
NetApp, Inc.	4,584	393,720
Seagate Technology plc	8,314	393,668
Texas Instruments, Inc.	3,519	377,554
Western Digital Corp.	6,361	372,373
Hewlett Packard Enterprise Co.	21,674	353,503
Analog Devices, Inc.	3,726	344,506
Qlik Technologies, Inc. — Class A*,†††,1	177	180,639
Icad, Inc.*	56,620	164,764
Qlik Technologies, Inc.*,†††,1	11,400	1
Qlik Technologies, Inc. — Class B*,†††,1	43,738	—
Aspect Software Parent, Inc.*,†††,1,2	117	—
Total Technology		14,767,598

Communications - 0.2%
Verizon Communications, Inc.	29,679	1,584,562
Telephone & Data Systems, Inc.	36,575	1,112,977
Zayo Group Holdings, Inc.*	31,052	1,078,126
Cisco Systems, Inc.	17,965	873,997
Omnicom Group, Inc.	11,553	785,835
F5 Networks, Inc.*	3,450	687,999
ARRIS International plc*	24,109	626,593
Juniper Networks, Inc.	20,777	622,687
Interpublic Group of Companies, Inc.	26,908	615,386
News Corp. — Class A	41,304	544,800
CenturyLink, Inc.	25,142	533,011
Scholastic Corp.	9,452	441,314
Vonage Holdings Corp.*	29,952	424,120
AMC Networks, Inc. — Class A*	6,278	416,482
InterDigital, Inc.	5,107	408,560
Boingo Wireless, Inc.*	11,375	396,987
CDW Corp.	4,423	393,293
Cogent Communications Holdings, Inc.	6,772	377,878
Shenandoah Telecommunications Co.	9,183	355,841
TEGNA, Inc.	28,698	343,228
Sirius XM Holdings, Inc.	52,540	332,053
Cengage Learning Acquisitions, Inc.*,††	21,660	204,427
Total Communications		13,160,156

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Value

Basic Materials - 0.1%
Eastman Chemical Co.	12,564	$1,202,626
LyondellBasell Industries N.V. — Class A	8,985	921,052
Olin Corp.	29,985	770,015
Huntsman Corp.	26,047	709,260
Westlake Chemical Corp.	8,383	696,711
Cabot Corp.	9,216	578,028
Chemours Co.	12,282	484,402
International Paper Co.	7,599	373,491
Celanese Corp. — Class A	3,144	358,416
Domtar Corp.	5,678	296,221
Total Basic Materials		6,390,222

Total Common Stocks
(Cost $191,622,770)		193,544,172

PREFERRED STOCKS†† - 0.2%
Industrial - 0.2%
Seaspan Corp. 6.38% due 04/30/19	485,750	12,342,908

Financial - 0.0%
Cent CLO 16, LP due 08/1/24*,3	7,000	37,938
Total Preferred Stocks
(Cost $12,145,655)		12,380,846

WARRANT††† - 0.0%
Aspect Software, Inc.*,1,2	92,949	—
Total Warrant
(Cost $—)		—

EXCHANGE-TRADED FUND† - 0.2%
Invesco Solar ETF	700,700	14,532,518
Total Exchange-Traded Fund
(Cost $13,878,503)		14,532,518

MUTUAL FUNDS† - 10.4%
Guggenheim Limited Duration Fund - Institutional Class[2]	12,283,101	303,269,766
Guggenheim Alpha Opportunity Fund - Institutional Class[2]	5,863,072	162,817,511
Guggenheim Strategy Fund II2	4,033,511	100,757,116
Guggenheim Strategy Fund I2	3,589,888	89,926,690
Guggenheim Strategy Fund III[2]	3,190,801	79,770,031
Guggenheim Risk Managed Real Estate Fund - Institutional Class[2]	527,918	15,452,163
Guggenheim Floating Rate Strategies Fund - Institutional Class[2]	518,254	13,448,684
Total Mutual Funds
(Cost $768,511,355)		765,441,961

MONEY MARKET FUNDS† - 2.5%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.92%[5]	176,378,905	176,378,905
Western Asset Institutional U.S. Treasury Reserves — Institutional Shares 1.49%[5]	7,661,092	7,661,092
Total Money Market Funds
(Cost $184,039,997)		184,039,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

ASSET-BACKED SECURITIES†† - 28.6%
Collateralized Loan Obligations - 20.3%
Golub Capital Partners CLO Ltd.
2017-16A, 4.61% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 07/25/29[6,7]	24,050,000	$24,206,489
2018-36A, 4.44% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 02/05/31[6,7]	20,000,000	19,305,946
2018-25A, 4.02% (3 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 05/05/30[6,7]	18,500,000	18,278,115
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[6,7]	17,500,000	17,512,231
2018-36A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[6,7]	13,200,000	13,185,344
2018-39A, 4.59% (3 Month USD LIBOR + 2.20%, Rate Floor: 2.20%) due 10/20/28[6,7]	5,000,000	5,006,554
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[6,7]	62,500,000	62,501,844
2017-9A, 4.26% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 11/15/29[6,7]	34,300,000	34,227,648
KVK CLO Ltd.
2014-2A, 3.53% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/26[6,7]	18,300,000	18,302,275
2018-1A, 3.98% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 05/20/29[6,7]	16,250,000	16,275,355
2014-1A, 4.94% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 05/15/26[6,7]	13,250,000	13,249,263
2013-2A, 4.90% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 01/15/26[6,7]	11,500,000	11,500,051
2014-2A, 4.90% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 07/15/26[6,7]	10,850,000	10,849,682
2014-2A, 7.10% (3 Month USD LIBOR + 4.75%, Rate Floor: 0.00%) due 07/15/26[6,7]	7,200,000	7,042,211
2013-1A, due 01/15/28[3,6]	11,900,000	5,784,102
2014-3A, due 10/15/26[3,6]	2,500,000	508,450
Shackleton 2015-VIII CLO Ltd.
2017-8A, 3.27% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[6,7]	62,000,000	61,890,638

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Octagon Loan Funding Ltd.
due 11/18/26[3]	52,700,000	$45,168,538
Woodmont Trust
2017-2A, 4.68% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/18/28[6,7]	28,600,000	28,781,807
2017-3A, 4.58% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 10/18/29[6,7]	7,400,000	7,422,193
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[6,7]	35,300,000	35,239,291
OCP CLO Ltd.
2017-8A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 04/17/27[6,7]	27,500,000	27,418,759
2017-8A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 04/17/27[6,7]	6,000,000	5,979,259
Telos CLO Ltd.
2017-6A, 3.61% (3 Month USD LIBOR + 1.27%, Rate Floor: 0.00%) due 01/17/27[6,7]	24,950,000	24,953,590
2017-6A, 4.94% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 01/17/27[6,7]	7,500,000	7,489,114
Tralee CLO III Ltd.
2017-3A, 3.80% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 10/20/27[7]	31,000,000	31,010,038
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[6,7]	16,700,000	16,646,311
2017-5A, 3.76% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[6,7]	11,500,000	11,355,847
2013-5A, due 11/21/27[3,6]	5,500,000	2,441,961
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.13% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[6,7]	25,000,000	24,970,832
2017-1A, 4.70% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/29[6,7]	4,650,000	4,659,557
Diamond CLO Ltd.
2018-1A, 5.03% (3 Month USD LIBOR + 2.60%, Rate Floor: 2.60%) due 07/22/30[6,7]	13,500,000	13,499,746
2018-1A, 4.23% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 07/22/30[6,7]	11,000,000	10,999,426

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2018-1A, 6.13% (3 Month USD LIBOR + 3.70%, Rate Floor: 3.70%) due 07/22/30[6,7]	5,000,000	$4,999,906
Palmer Square Loan Funding Ltd.
2018-4A, 4.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[6,7]	26,800,000	26,813,254
MP CLO VIII Ltd.
2018-2A, 3.76% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 10/28/27[6,7]	14,000,000	13,939,908
2018-2A, 4.24% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 10/28/27[6,7]	11,950,000	11,879,571
BSPRT Issuer Ltd.
2017-FL2, 5.61% (1 Month USD LIBOR + 3.45%, Rate Floor: 3.45%) due 10/15/34[6,7]	16,500,000	16,660,906
2017-FL2, 4.31% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 10/15/34[6,7]	9,000,000	9,049,622
Mountain Hawk II CLO Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[6,7]	14,000,000	13,978,271
2018-2A, 4.70% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 07/20/24[6,7]	8,250,000	8,249,677
2013-2A, 5.50% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 07/22/24[6,7]	2,750,000	2,746,613
A Voce CLO Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 07/15/26[6,7]	24,375,000	24,376,421
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.05% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[6,7]	24,000,000	24,079,306
Ares XXXIII CLO Ltd.
2016-1A, 3.67% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/05/25[6,7]	18,250,000	18,276,877
2016-1A, 5.12% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 12/05/25[6,7]	5,000,000	5,030,724
Treman Park CLO Ltd.
2015-1A, due 04/20/27[3,6]	20,000,000	16,554,000
2015-1A, due 04/20/27[3,6]	12,400,000	6,254,238
FDF I Ltd.
2015-1A, 5.50% due 11/12/30[6]	12,000,000	11,952,163
2015-1A, 4.40% due 11/12/30[6]	10,000,000	9,989,403

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Monroe Capital CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[6,7]	18,500,000	$18,507,393
2017-1A, 5.95% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/22/26[6,7]	3,000,000	3,002,794
Atlas Senior Loan Fund IV Ltd.
2018-2A, 4.01% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 02/17/26[6,7]	12,000,000	11,992,434
2018-2A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[6,7]	4,500,000	4,499,388
2018-2A, 4.91% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 02/17/26[6,7]	4,500,000	4,498,019
Crown Point CLO III Ltd.
2017-3A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[6,7]	15,000,000	14,978,196
2017-3A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 12/31/27[6,7]	5,300,000	5,287,806
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[6,7]	17,475,000	17,453,004
2013-1A, due 11/07/25[3,6]	5,300,000	2,184,247
Regatta V Funding Ltd.
2017-1A, 3.50% (3 Month USD LIBOR + 1.16%, Rate Floor: 0.00%) due 10/25/26[6,7]	19,400,000	19,399,515
Denali Capital CLO X LLC
2017-1A, 3.93% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 10/26/27[6,7]	19,400,000	19,370,718
Ladder Capital Commercial Mortgage Trust
2017-FL1, 4.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 2.25%) due 09/15/34[6,7]	12,198,000	12,157,448
2017-FL1, 5.76% (1 Month USD LIBOR + 3.60%, Rate Floor: 3.60%) due 09/15/34[6,7]	6,650,000	6,638,964
SCOF Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[6,7]	18,250,000	18,248,774
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.87% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[6,7]	18,000,000	17,999,543

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Garrison BSL CLO Ltd.
2018-1A, 4.02% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/17/28[6,7]	16,000,000	$15,984,214
2018-1A, 2.80% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/17/28[6,7]	2,000,000	1,992,742
Voya CLO Ltd.
2013-1A, due 10/15/30[3,6]	28,970,307	17,015,507
Shackleton 2014-VI-R CLO Ltd.
2018-6RA, 4.07% (3 Month USD LIBOR + 1.73%, Rate Floor: 1.73%) due 07/17/28[6,7]	15,100,000	15,111,020
2018-6RA, 2.94% (3 Month USD LIBOR + 0.60%, Rate Floor: 0.60%) due 07/17/28[6,7]	1,000,000	994,401
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 5.28% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 12/15/28[6,7]	16,000,000	16,062,219
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[3]	19,800,000	15,621,844
Venture XIX CLO Ltd.
2016-19A, 5.19% (3 Month USD LIBOR + 2.85%, Rate Floor: 0.00%) due 01/15/27[6,7]	14,350,000	14,330,200
Seneca Park CLO Limited
2017-1A, 3.46% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/17/26[6,7]	13,132,000	13,131,946
OZLM XIII Ltd.
2018-13A, 4.29% (3 Month USD LIBOR + 2.10%, Rate Floor: 0.00%) due 07/30/27[6,7]	12,650,000	12,643,432
NewStar Clarendon Fund CLO LLC
2015-1A, 5.04% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 01/25/27[6,7]	7,000,000	7,007,038
2015-1A, 5.69% (3 Month USD LIBOR + 3.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	4,000,000	4,000,611
2015-1A, 6.69% (3 Month USD LIBOR + 4.35%, Rate Floor: 0.00%) due 01/25/27[6,7]	1,300,000	1,302,817
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[3,6]	14,000,000	11,973,010
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[6,7]	11,600,000	11,549,759

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

TCP Waterman CLO Ltd.
2016-1A, 5.33% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 12/15/28[6,7]	11,000,000	$11,026,044
Northwoods Capital XIV Ltd.
2017-14A, 4.79% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 11/12/25[6,7]	10,750,000	10,734,452
SCOF-2 Ltd.
2018-2A, 4.03% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/15/28[6,7]	10,500,000	10,499,333
BDS
2018-FL2, 4.71% (1 Month USD LIBOR + 2.55%, Rate Floor: 2.55%) due 08/15/35[6,7]	5,826,000	5,851,933
2018-FL2, 4.01% (1 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 08/15/35[6,7]	3,800,000	3,814,439
Octagon Investment Partners XIX Ltd.
2017-1A, 3.44% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 04/15/26[6,7]	9,272,657	9,272,529
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[3,6]	9,500,000	8,968,846
ACIS CLO Ltd.
2014-4A, 4.89% (3 Month USD LIBOR + 2.55%, Rate Floor: 0.00%) due 05/01/26[6,7]	3,600,000	3,594,754
2015-6A, 5.71% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[6,7]	3,250,000	3,254,583
2013-1A, 6.83% (3 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 04/18/24[6,7]	2,100,000	2,099,953
Dryden 41 Senior Loan Fund
2015-41A, due 04/15/31[3,6]	11,700,000	8,947,072
Recette CLO Ltd.
2017-1A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[6,7]	9,000,000	8,929,755
Avery Point VI CLO Ltd.
2018-6A, 4.21% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/05/27[6,7]	8,000,000	8,005,196
Golub Capital BDC CLO LLC
2018-1A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 0.00%) due 04/25/26[6,7]	8,000,000	7,999,475
Flagship CLO VIII Ltd.
2018-8A, 4.14% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 01/16/26[6,7]	8,025,000	7,999,196

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[3,6]	6,400,000	$4,990,170
2013-3X SUB, due 07/15/25[3]	4,938,326	2,933,074
Newstar Commercial Loan Funding LLC
2017-1A, 5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[6,7]	7,500,000	7,564,141
Flagship VII Ltd.
2017-7A, 3.47% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 01/20/26[6,7]	7,428,268	7,427,034
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[3,6]	9,600,000	5,575,085
2018-9A, 4.15% (3 Month USD LIBOR + 1.80%, Rate Floor: 1.80%) due 04/20/28[6,7]	1,250,000	1,233,314
ALM XII Ltd.
2018-12A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 1.65%) due 04/16/27[6,7]	4,500,000	4,466,578
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[6,7]	2,300,000	2,284,402
Dryden 50 Senior Loan Fund
2017-50A, due 07/15/30[3,6]	7,895,000	6,540,100
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[3,6]	11,040,000	6,468,744
Marathon CRE Ltd.
2018-FL1, 5.16% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 06/15/28[6,7]	6,000,000	5,997,924
MidOcean Credit CLO I
2018-1A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 01/15/24[6,7]	6,000,000	5,959,321
NXT Capital CLO LLC
2017-1A, 4.70% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 04/20/29[6,7]	3,000,000	3,017,492
2018-1A, 5.65% (3 Month USD LIBOR + 3.30%, Rate Floor: 0.00%) due 04/21/27[6,7]	2,750,000	2,750,537
Babson CLO Ltd.
2014-IA, due 07/20/25[3,6]	11,900,000	5,274,425
2012-2A, due 05/15/23[3,6]	11,850,000	476,251
Hull Street CLO Ltd.
2014-1A, 5.96% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 10/18/26[6,7]	5,785,000	5,733,203
Resource Capital Corp.
2017-CRE5, 4.16% (1 Month USD LIBOR + 2.00%) due 07/15/34[6,7]	5,689,910	5,673,635

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Silvermore CLO Ltd.
2014-1A, 5.31% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/15/26[6,7]	5,500,000	$5,499,657
BNPP IP CLO Ltd.
2014-2A, 7.59% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25[6,7]	5,500,000	5,362,424
FDF II Ltd.
2016-2A, 6.29% due 05/12/31[6]	5,250,000	5,246,775
Sudbury Mill CLO Ltd.
2017-1A, 4.79% (3 Month USD LIBOR + 2.45%, Rate Floor: 0.00%) due 01/17/26[6,7]	5,000,000	4,997,087
WhiteHorse X Ltd.
2015-10A, 7.64% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27[6,7]	4,980,000	4,892,962
AMMC CLO XV Ltd.
2016-15A, 5.13% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 12/09/26[6,7]	4,500,000	4,513,797
Vibrant CLO III Ltd.
2016-3A, 5.30% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 04/20/26[6,7]	4,500,000	4,498,732
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.17% (3 Month USD LIBOR + 2.85%, Rate Floor: 0.00%) due 12/20/24[6,7]	3,250,000	3,249,928
2012-1A, 5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[6,7]	1,000,000	999,888
Jackson Mill CLO Ltd.
2018-1A, 4.19% (3 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 04/15/27[6,7]	4,150,000	4,115,025
Symphony CLO V Ltd.
2007-5A, 6.59% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 01/15/24[6,7]	4,000,000	4,056,380
Madison Park Funding XVI Ltd.
2016-16A, 5.00% (3 Month USD LIBOR + 2.65%, Rate Floor: 0.00%) due 04/20/26[6,7]	4,000,000	4,003,749
Adams Mill CLO Ltd.
2014-1A, 7.34% (3 Month USD LIBOR + 5.00%, Rate Floor: 0.00%) due 07/15/26[6,7]	4,000,000	3,996,982
Garrison Funding Ltd.
2016-2A, 6.33% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 09/29/27[6,7]	3,700,000	3,732,428

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

OZLM XII Ltd.
2018-12A, 4.24% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 04/30/27[6,7]	3,525,000	$3,523,131
NewMark Capital Funding CLO Ltd.
2014-2A, 5.81% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/30/26[6,7]	3,500,000	3,509,389
Denali Capital CLO XI Ltd.
2018-1A, 4.62% (3 Month USD LIBOR + 2.15%, Rate Floor: 0.00%) due 10/20/28[6,7]	3,500,000	3,503,743
OZLM IX Ltd.
2017-9A, 4.70% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/20/27[6,7]	3,500,000	3,502,995
Hunt CRE Ltd.
2017-FL1, 4.46% (1 Month USD LIBOR + 2.40%, Rate Floor: 0.00%) due 08/15/34[6,7]	3,350,000	3,326,973
PFP Ltd.
2017-3, 4.66% (1 Month USD LIBOR + 2.50%) due 01/14/35[6,7]	3,250,000	3,256,049
Exantas Capital Corporation Ltd.
2018-RSO6, 4.01% (1 Month USD LIBOR + 1.85%, Rate Floor: 1.85%) due 06/15/35[6,7]	3,250,000	3,247,650
Flatiron CLO Ltd.
2013-1A, 5.94% (3 Month USD LIBOR + 3.60%, Rate Floor: 0.00%) due 01/17/26[6,7]	3,200,000	3,199,195
AMMC CLO XI Ltd.
2012-11A, due 04/30/31[3,6]	5,650,000	3,142,016
Mountain Hawk III CLO Ltd.
2014-3A, 5.13% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 04/18/25[6,7]	3,000,000	2,999,851
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 4.06% (1 Month USD LIBOR + 1.90%, Rate Floor: 1.90%) due 02/15/35[6,7]	2,700,000	2,717,550
Ivy Hill Middle Market Credit Fund X Ltd.
2018-10A, 3.03% (3 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 07/18/30[6,7]	2,000,000	2,000,052
DRSLF
due 01/15/31[3]	1,897,598	1,526,701
GPMT Ltd.
2018-FL1, 4.33% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 11/19/35[6,7]	1,200,000	1,201,500
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[3,6]	1,500,000	1,117,661
Copper River CLO Ltd.
2007-1A, due 01/20/21[3,8]	8,150,000	766,483

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Gramercy Park CLO Ltd.
2012-1A, due 07/17/23[3,6]	2,650,000	$46,706
2012-1X, due 07/17/23[3]	1,250,000	22,031
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[3,6]	3,000,000	50,760
Total Collateralized Loan Obligations		1,494,621,570

Transport-Aircraft - 6.3%
Castlelake Aircraft Securitization Trust
2017-1, 3.97% due 07/15/42	32,916,964	32,457,407
2018-1, 4.13% due 06/15/43[6]	26,123,860	26,049,903
2016-1, 4.45% due 08/15/41	24,905,106	24,654,984
AASET Trust
2017-1A, 3.97% due 05/16/42[6]	59,641,817	59,327,183
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[6]	59,130,617	58,355,479
Raspro Trust
2005-1A, 3.27% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[6,7]	52,271,021	50,441,535
2005-1A, 2.74% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 03/23/24[6,7]	4,309,203	4,294,275
Apollo Aviation Securitization Equity Trust
2017-1A, 5.93% due 05/16/42[6]	15,485,635	15,863,728
2016-2, 5.93% due 11/15/41	9,464,000	9,480,590
2016-2, 4.21% due 11/15/41	8,450,000	8,416,400
2016-1A, 6.50% due 03/17/36[6,9]	5,528,165	5,597,556
2016-2, 7.87% due 11/15/41	3,268,800	3,266,384
2018-1A, 5.44% due 01/16/38[6]	1,636,673	1,652,194
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[6]	39,973,774	39,800,088
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[6]	32,439,583	32,494,267
MAPS Ltd.
2018-1A, 4.21% due 05/15/43[6]	21,293,800	21,299,362
Rise Ltd.
2014-1A, 4.75% due 02/12/39	10,054,265	9,878,316
2014-1B, 6.50% due 02/12/39	5,087,851	4,986,094
AIM Aviation Finance Ltd.
2015-1A, 5.07% due 02/15/40[6]	11,361,133	11,232,185
Falcon Aerospace Limited
2017-1, 6.30% due 02/15/42[6]	9,194,843	9,133,845
Stripes Aircraft Ltd.
2013-1 A1, 5.67% due 03/20/23†††	6,336,828	6,274,933
Castle Aircraft Securitization Trust
2015-1A, 5.75% due 12/15/40[6,9]	5,950,780	5,877,863
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	5,587,837	5,386,373
Emerald Aviation Finance Ltd.
2013-1, 6.35% due 10/15/38[6]	4,547,608	4,593,442

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Eagle I Ltd.
2014-1A, 5.29% due 12/15/39[6]	3,858,460	$3,855,421
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[6,9]	3,741,858	3,662,074
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[8]	2,185,884	2,048,479
2013-1A, 6.38% due 12/13/48[8]	1,573,584	1,339,245
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[4,7,8]	2,097,481	52,458
Total Transport-Aircraft		461,772,063

Whole Business - 0.6%
TSGE
2017-1, 6.25% due 09/25/31†††,1	42,550,000	42,512,286
Drug Royalty III Limited Partnership 1
2017-1A, 4.84% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 04/15/27[6,7]	2,841,553	2,853,235
Total Whole Business		45,365,521

Collateralized Debt Obligations - 0.5%
N-Star REL CDO VIII Ltd.
2006-8A, 2.46% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[6,7]	12,174,870	12,107,178
Putnam Structured Product Funding Ltd.
2003-1A, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[6,7]	12,079,638	11,958,842
Anchorage Credit Funding 4 Ltd.
2016-4A, 4.50% due 02/15/35[6]	9,200,000	9,116,536
Banco Bradesco SA
2014-1, 5.44% due 03/12/26†††	2,506,465	2,489,800
Highland Park CDO I Ltd.
2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[7,8]	2,412,692	2,304,083
Pasadena CDO Ltd.
2002-1A, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.00%) due 06/19/37[6,7]	208,902	208,017
Total Collateralized Debt Obligations		38,184,456

Insurance - 0.3%
LTCG Securitization Issuer LLC
2018-A, 4.59% due 06/15/48[6]	20,057,860	20,306,555

Diversified Payment Rights - 0.3%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	15,300,000	15,124,716
CIC Receivables Master Trust
REGD, 4.89% due 10/07/21	4,048,926	4,117,758
Total Diversified Payment Rights		19,242,474

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Transport-Rail - 0.1%
Trinity Rail Leasing, LP
2009-1A, 6.66% due 11/16/39[6]	10,181,424	$11,050,059

Transport-Container - 0.1%
Global SC Finance II SRL
2013-1A, 2.98% due 04/17/28[6]	9,625,000	9,449,010

Infrastructure - 0.1%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48[8]	6,982,501	6,899,823
Total Asset-Backed Securities
(Cost $2,108,584,009)		2,106,891,531

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 21.7%
Residential Mortgage Backed Securities - 19.6%
LSTAR Securities Investment Limited
4.11% due 04/01/21	99,292,135	99,282,047
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[6,7]	40,686,285	40,713,748
2017-9, 3.63% (1 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 12/01/22[6,7]	36,658,994	36,681,906
2017-6, 3.83% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 09/01/22[6,7]	29,897,616	29,916,302
2017-8, 3.76% (1 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 11/01/22[6,7]	29,442,679	29,454,197
CIM Trust
2017-2, 4.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/25/57[6,7]	45,674,665	46,247,434
2018-R2, 3.69% (WAC) due 08/25/57[6,7]	46,296,349	45,958,844
RALI Series Trust
2006-QO6, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[7]	33,943,917	15,396,462
2007-QO2, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[7]	20,008,652	12,997,600
2006-QO8, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 10/25/46[7]	10,918,413	10,396,226
2006-QO10, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[7]	8,076,482	7,762,409
2006-QO3, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 04/25/46[7]	13,749,070	7,102,552
2006-QO2, 2.49% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[7]	11,928,191	5,535,078
2006-QO6, 2.45% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 06/25/46[7]	10,048,238	4,665,492

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2006-QO2, 2.56% (1 Month USD LIBOR + 0.34%, Rate Floor: 0.34%) due 02/25/46[7]	7,482,360	$3,503,163
2006-QO6, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 06/25/46[7]	6,339,582	2,984,324
2006-QO2, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[7]	4,014,867	1,778,895
GSAA Home Equity Trust
2006-12, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	27,491,523	17,817,913
2006-16, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 10/25/36[7]	28,776,109	14,527,480
2006-3, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 03/25/36[7]	19,152,997	14,166,022
2007-3, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/47[7]	25,044,191	12,408,703
2006-9, 2.30% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 06/25/36[7]	11,619,906	6,229,518
2007-7, 2.33% (1 Month USD LIBOR + 0.27%) due 07/25/37[7]	2,230,826	2,131,405
2006-14, 2.31% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 09/25/36[7]	3,309,599	1,940,552
American Home Mortgage Assets Trust
2007-1, 2.55% (1 Year CMT Rate + 0.70%, Rate Floor: 0.70%) due 02/25/47[7]	31,789,678	21,222,255
2006-6, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 12/25/46[7]	16,494,519	14,663,653
2006-1, 2.41% (1 Month USD LIBOR + 0.19%) due 05/25/46[7]	16,081,055	14,624,303
2006-5, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 11/25/46[7]	14,856,727	8,419,011
2006-3, 2.79% (1 Year CMT Rate + 0.94%, Rate Floor: 0.94%) due 10/25/46[7]	8,339,822	7,663,948
JP Morgan Mortgage Acquisition Trust
2006-WMC3, 2.46% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 08/25/36[7]	25,454,735	20,160,968
2006-WMC4, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 12/25/36[7]	28,934,318	17,906,046
2006-WMC3, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	13,673,215	10,706,858

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2006-HE3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 11/25/36[7]	8,883,497	$7,968,644
2006-WMC4, 2.34% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[7]	9,959,447	6,142,415
2006-WMC4, 2.30% (1 Month USD LIBOR + 0.08%, Rate Floor: 0.08%) due 12/25/36[7]	4,211,203	2,585,387
Lehman XS Trust Series
2006-16N, 2.43% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 11/25/46[7]	25,470,785	24,662,816
2006-18N, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 12/25/36[7]	24,073,602	22,600,690
2006-16N, 2.25% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[7]	8,638,197	8,467,844
2006-10N, 2.27% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 07/25/46[7]	5,936,483	5,779,530
Ameriquest Mortgage Securities Trust
2006-M3, 2.39% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 10/25/36[7]	81,572,349	54,025,130
2006-M3, 2.32% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 10/25/36[7]	16,562,074	7,124,930
Long Beach Mortgage Loan Trust
2006-7, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[7]	24,935,108	13,670,464
2006-6, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/36[7]	17,529,458	9,039,112
2006-8, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 09/25/36[7]	20,495,986	8,446,216
2006-4, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/36[7]	12,828,922	6,109,893
2006-7, 2.34% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 08/25/36[7]	8,258,729	4,507,574
2006-1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 02/25/36[7]	5,187,445	4,340,752
2006-6, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 07/25/36[7]	5,458,461	2,788,319

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

2006-8, 2.31% (1 Month USD LIBOR + 0.09%, Rate Floor: 0.09%) due 09/25/36[7]	5,554,027	$2,273,305
2006-6, 2.32% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 07/25/36[7]	3,159,788	1,604,444
FirstKey Master Funding
2017-R1, 2.32% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[6,7]	43,750,000	42,220,352
GSAMP Trust
2007-NC1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[7]	39,133,682	26,648,703
2002-HE2, 3.21% (1 Month USD LIBOR + 1.04%, Rate Floor: 0.52%) due 10/20/32[6,7]	15,475,314	15,569,919
Morgan Stanley ABS Capital I Incorporated Trust
2006-HE8, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 10/25/36[7]	26,204,921	16,564,717
2007-HE1, 2.45% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 11/25/36[7]	16,596,977	11,570,470
2007-HE6, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[7]	10,108,602	9,364,584
2006-HE6, 2.32% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 09/25/36[7]	5,345,215	2,677,742
2007-HE6, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 05/25/37[7]	2,117,094	1,942,581
Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[7]	41,516,748	40,817,469
WaMu Asset-Backed Certificates WaMu Series
2007-HE2, 2.58% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/37[7]	31,375,703	17,020,713
2007-HE2, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	23,908,008	12,781,434
2007-HE4, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	9,733,377	7,712,743
2007-HE4, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[7]	3,010,307	2,181,022

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

ACE Securities Corporation Home Equity Loan Trust Series
2006-HE4, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 10/25/36[7]	22,729,077	$15,185,453
2007-HE1, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/37[7]	20,080,160	13,613,672
2007-ASP1, 2.60% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 03/25/37[7]	14,655,152	9,087,040
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[6,9]	35,607,679	35,419,404
Nomura Resecuritization Trust
3.13% due 09/26/58	30,635,000	30,433,958
2015-4R, 4.55% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[6,7]	4,644,748	4,476,079
IndyMac INDX Mortgage Loan Trust
2006-AR6, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 06/25/46[7]	34,768,491	33,036,478
Nationstar Home Equity Loan Trust
2007-C, 2.39% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/37[7]	18,079,719	17,451,194
2007-B, 2.54% (1 Month USD LIBOR + 0.32%, Rate Floor: 0.32%) due 04/25/37[7]	14,176,000	13,776,167
GCAT LLC
2018-1, 3.84% due 06/25/48[6,9]	24,736,780	24,650,973
Alternative Loan Trust
2007-OA6, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 06/25/37[7]	24,135,333	23,518,258
IXIS Real Estate Capital Trust
2007-HE1, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 05/25/37[7]	27,412,826	9,708,176
2007-HE1, 2.45% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 05/25/37[7]	19,421,602	6,918,252
2007-HE1, 2.28% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[7]	17,277,558	6,063,426
Countrywide Asset-Backed Certificates
2007-8, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/37[7]	23,782,677	22,466,493
Impac Secured Assets Trust
2006-3, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 11/25/36[7]	24,168,994	22,436,892

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Morgan Stanley IXIS Real Estate Capital Trust
2006-2, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 11/25/36[7]	20,887,468	$10,575,549
2006-2, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/25/36[7]	11,535,539	5,873,347
Master Asset Backed Securities Trust
2006-WMC3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 08/25/36[7]	12,885,204	6,692,893
2006-HE3, 2.32% (1 Month USD LIBOR + 0.10%, Rate Floor: 0.10%) due 08/25/36[7]	11,414,917	5,133,031
2006-HE3, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	9,597,219	4,347,448
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[7]	16,240,568	15,230,330
Citigroup Mortgage Loan Trust, Inc.
2007-AMC3, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/37[7]	16,580,468	14,246,473
HSI Asset Securitization Corporation Trust
2007-HE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 01/25/37[7]	8,784,289	7,083,806
2005-OPT1, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.42%) due 11/25/35[7]	5,681,122	5,668,582
First NLC Trust
2007-1, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.28%) due 08/25/37[6,7]	9,013,110	5,606,972
2007-1, 2.29% (1 Month USD LIBOR + 0.07%, Rate Floor: 0.07%) due 08/25/37[6,7]	6,834,930	4,166,835
WaMu Asset-Backed Certificates WaMu Series Trust
2007-HE1, 2.45% (1 Month USD LIBOR + 0.23%, Rate Floor: 0.23%) due 01/25/37[7]	10,431,647	6,707,085
2007-HE4, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 07/25/47[7]	4,216,116	3,033,127
Banc of America Funding Trust
2015-R2, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 04/29/37[6,7]	10,000,000	9,723,848

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 2.26% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 07/25/47[7]	9,744,856	$9,011,505
Luminent Mortgage Trust
2006-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[7]	9,264,405	8,590,789
CitiMortgage Alternative Loan Trust Series
2007-A7, 2.62% (1 Month USD LIBOR + 0.40%, Rate Cap/Floor: 7.50%/0.40%) due 07/25/37[7]	9,634,070	8,162,035
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.69% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[7]	7,807,927	6,922,696
CWABS Asset-Backed Certificates Trust
2006-11, 2.48% (1 Month USD LIBOR + 0.26%, Rate Floor: 0.26%) due 09/25/46[7]	6,400,000	5,988,239
Morgan Stanley Mortgage Loan Trust
2006-9AR, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 08/25/36[7]	11,838,466	5,886,393
Bayview Opportunity Master Fund IVa Trust
2018-RN3, 3.67% due 03/28/33[6]	5,876,647	5,858,884
American Home Mortgage Investment Trust
2006-1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.20%) due 03/25/46[7]	4,758,722	4,629,284
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[6,7]	3,387,405	3,383,365
Alliance Bancorp Trust
2007-OA1, 2.46% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[7]	3,673,692	3,294,968
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[6,7]	1,721,503	1,666,572
Morgan Stanley Re-REMIC Trust
2010-R5, 3.66% due 06/26/36[6]	1,432,865	1,259,443

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

First Franklin Mortgage Loan Trust
2006-FF1, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 01/25/36[7]	1,225,000	$1,212,642
Asset Backed Securities Corporation Home Equity Loan Trust
2006-HE5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[7]	907,149	888,168
Bayview Opportunity Master Fund IIIa Trust
2017-RN7, 3.10% due 09/28/32[6,9]	535,455	532,351
Total Residential Mortgage Backed Securities		1,443,793,803

Commercial Mortgage Backed Securities - 1.0%
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[6,7]	53,752,227	52,795,338
GS Mortgage Securities Corporation Trust
2017-STAY, 4.31% (1 Month USD LIBOR + 2.15%, Rate Floor: 2.15%) due 07/15/32[6,7]	16,531,000	16,476,811
GS Mortgage Securities Trust
2014-GSFL, 5.58% (1 Month USD LIBOR + 3.90%, Rate Floor: 3.90%) due 07/15/31[6,7]	6,038,536	6,073,824
GE Business Loan Trust
2007-1A, 2.61% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 04/16/35[6,7]	1,827,315	1,761,521
2007-1A, 2.33% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[6,7]	1,353,566	1,327,592
Total Commercial Mortgage Backed Securities		78,435,086

Government Agency - 0.9%
Fannie Mae[18]
3.00% due 02/01/57	26,358,054	24,984,528
2.99% due 02/01/28	19,400,000	18,503,152
3.10% due 02/01/28	11,000,000	10,596,833
3.11% due 02/01/28	5,900,000	5,684,066
Freddie Mac Multifamily Structured Pass Through Certificates[18]
2018-K072, 3.50% (WAC) due 12/25/27[7]	6,300,000	6,210,490
Total Government Agency		65,979,069

Military Housing - 0.2%
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44[8]	9,000,000	9,292,249
Capmark Military Housing Trust
2007-AET2, 6.06% due 10/10/52[6]	5,758,565	6,003,396
Total Military Housing		15,295,645
Total Collateralized Mortgage Obligations
(Cost $1,606,339,831)		1,603,503,603

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

SENIOR FLOATING RATE INTERESTS††,7 - 11.1%
Technology - 2.9%
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/24		34,371,718	$34,382,030
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22		23,904,652	23,999,314
EIG Investors Corp.
6.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/09/23		17,424,494	17,548,905
TIBCO Software, Inc.
5.75% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 12/04/20		11,793,546	11,835,296
Datix Bidco Ltd.
6.73% (3 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 09/24/25		6,556,505	6,490,940
7.02% (6 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 04/28/25†††,1		2,556,000	2,532,069
9.98% (3 Month USD LIBOR + 7.75%, Rate Floor: 0.00%) due 09/24/26		461,709	457,092
Planview, Inc.
7.49% (1 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 01/27/23†††,1		8,819,366	8,819,367
Nimbus Acquisitions Bidco Ltd.
8.25% (3 Month GBP LIBOR + 6.25%, Rate Floor: 1.00%) (in-kind rate was 1.00%) due 07/15/21†††,1,11	GBP	5,068,832	6,554,949
8.57% (3 Month USD LIBOR + 6.25%, Rate Floor: 1.00%) due 07/15/21		1,840,000	1,794,000
Lytx, Inc.
8.99% (1 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 08/31/23†††,1		7,922,369	7,761,642
Optiv, Inc.
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/01/24		7,707,576	7,488,373
LANDesk Group, Inc.
6.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 01/20/24		6,384,129	6,429,329
AVSC Holding Corp.
5.57% ((3 Month USD LIBOR + 3.25%) and (2 Month USD LIBOR + 3.25%), Rate Floor: 1.00%) due 03/03/25		5,952,170	5,907,529
Bullhorn, Inc.
9.07% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 11/21/22†††,1		5,395,141	5,367,326
9.09% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 11/21/22†††,1		139,279	124,842

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Cvent, Inc.
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 11/29/24		4,975,000	$4,968,781
Peak 10 Holding Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/01/24		4,950,995	4,893,217
Masergy Holdings, Inc.
5.64% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/15/23		4,751,474	4,745,534
Kronos, Inc.
5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 11/01/23		4,432,809	4,453,333
Camelia Bidco Banc Civica
5.55% (3 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 10/14/24	GBP	3,000,000	3,919,690
CPI Acquisition, Inc.
6.84% (3 Month USD LIBOR + 4.50%, Rate Floor: 2.00%) due 08/17/22		5,602,372	3,710,003
Greenway Health LLC
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/16/24		3,581,864	3,572,909
Jaggaer
6.24% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 12/28/24		3,532,250	3,523,419
Advanced Computer Software
6.88% (1 Month USD LIBOR + 4.75%, Rate Floor: 0.00%) due 05/31/24		3,374,703	3,391,576
Internet Brands, Inc.
5.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/13/24		3,352,920	3,373,876
OEConnection LLC
6.25% ((Commercial Priime Lending Rate + 3.00%) and (1 Month USD LIBOR + 4.00%), Rate Floor: 1.00%) due 11/22/24		3,327,090	3,335,408
24-7 Intouch, Inc.
6.46% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 08/20/25		3,200,000	3,120,000
Ministry Brands LLC
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 12/02/22		2,537,060	2,524,375
6.33% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 12/02/22		57,151	56,865
Ping Identity Corp.
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 01/24/25		2,094,750	2,097,369
Flexera Software LLC
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/26/25		2,091,625	2,095,976

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Refinitiv (Financial & Risk Us Holdings, Inc.)
3.75% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/18/25[10]		2,100,000	$2,094,456
Park Place Technologies LLC
6.24% (1 Month USD LIBOR + 4.00%) due 03/29/25		1,795,500	1,793,256
Brave Parent Holdings, Inc.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 04/18/25		1,536,150	1,536,150
Project Accelerate Parent, LLC
6.37% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 01/02/25		1,492,500	1,498,097
MRI Software LLC
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 06/30/23		1,331,282	1,317,968
7.65% (1 Month USD LIBOR + 5.50%) due 06/30/23		62,031	61,411
7.67% (1 Month USD LIBOR + 5.50%) due 06/30/23†††,1		13,000	12,022
CogitalGroup
4.50% (3 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 11/25/23†††,10	EUR	1,000,000	1,149,559
Aspect Software, Inc.
12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2]		1,032,379	860,746
VT Topco, Inc.
6.09% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 08/15/25		800,000	804,000
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 08/15/25		37,333	37,520
Solera LLC
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 03/03/21†††,1		540,000	503,104
Total Technology			212,943,623

Consumer, Non-cyclical - 2.0%
Diamond (BC) B.V.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 09/06/24		10,374,643	10,167,150
Endo Luxembourg Finance Co.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.75%) due 04/29/24		9,577,537	9,635,385
IHC Holding Corp.
9.14% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 04/30/21†††,1		6,952,348	6,907,368
9.09% (3 Month USD LIBOR + 6.75%, Rate Floor: 1.00%) due 04/30/21†††,1		1,357,981	1,349,196
Davis Vision
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 12/02/24		7,570,180	7,539,445

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Affordable Care Holdings Corp.
7.04% (2 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 10/24/22		7,050,625	$7,068,251
Hanger, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/06/25		6,965,000	6,938,881
Lineage Logistics LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/27/25		6,865,500	6,851,220
AI Aqua Zip Bidco Pty Ltd.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/13/23		6,297,618	6,302,263
Sigma Holding BV (Flora Food)
5.32% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/02/25		3,300,000	3,298,812
4.72% (1 Month GBP LIBOR + 4.00%, Rate Floor: 0.00%) due 07/02/25	GBP	2,100,000	2,715,730
Authentic Brands
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 09/27/24		5,955,564	5,971,942
Immucor, Inc.
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 06/15/21		5,480,625	5,566,287
ScribeAmerica Intermediate Holdco LLC (Healthchannels)
6.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 04/03/25		5,223,750	5,191,102
One Call Medical, Inc.
7.38% (1 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 11/27/22		4,715,790	4,467,032
IVC Acquisition Midco Ltd.
5.22% (1 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 01/26/24	GBP	3,405,000	4,415,565
Arctic Glacier Group Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/20/24		4,384,738	4,397,541
Grocery Outlet, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 10/21/21		4,295,909	4,295,909
DJO Finance LLC
5.54% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 1.00%) due 06/08/20		3,649,386	3,647,124
Packaging Coordinators Midco, Inc.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 06/30/23		3,553,000	3,559,680

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

SHO Holding I Corp.
7.34% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 10/27/22	3,729,050	$3,505,307
NES Global Talent
7.84% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 05/11/23	3,142,125	3,142,125
Smart & Final Stores LLC
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.75%) due 11/15/22	3,200,000	3,134,016
BCPE Eagle Buyer LLC
6.49% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 03/18/24	2,862,440	2,812,347
Equian LLC
5.46% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 05/20/24	2,487,437	2,499,103
Pelican Products, Inc.
5.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 05/01/25	2,493,750	2,497,914
Avantor, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 11/21/24	2,382,000	2,409,917
Nellson Nutraceutical (US)
6.64% ((Commercial Prime Lending Rate + 3.25%) and (3 Month USD LIBOR + 4.25%), Rate Floor: 1.00%) due 12/23/21	2,417,026	2,404,941
CTI Foods Holding Co. LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/29/20	2,225,000	1,821,719
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 1.00%) due 06/28/21	1,035,000	410,553
Gem Acquisitions, Inc. (Genex)
5.38% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/08/25	2,188,985	2,186,927
Chef’s Warehouse Parent LLC
2.24% (1 Month USD LIBOR + 0.00%, Rate Floor: 1.00%) due 06/22/22	2,142,730	2,150,766
CPI Holdco LLC
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/21/24	1,910,156	1,911,360
Certara, Inc.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/15/24	1,675,732	1,677,826
Examworks Group, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/27/23	1,617,497	1,628,819
Give and Go Prepared Foods Corp.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 07/29/23	1,688,446	1,512,848

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

California Cryobank
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 08/06/25		1,100,000	$1,104,125
MDVIP LLC
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 11/14/24		992,500	993,741
Nellson Nutraceutical (CAD)
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/23/21		991,094	986,139
Executive Consultant Group
6.89% (3 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 06/20/24†††,1		953,493	944,393
Waterlogic Holdings Ltd.
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 03/14/25[10]	EUR	700,000	813,161
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 0.00%) due 03/29/24[10]	EUR	439,412	484,720
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 0.00%) due 12/20/24[10]	EUR	150,000	165,467
Sunshine Investments B.V.
5.56% (3 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 01/29/25		200,000	199,500
Targus Group International, Inc.
due 05/24/16†††,1,2,4		152,876	—
Total Consumer, Non-cyclical			151,683,617

Industrial - 1.8%
DAE Aviation
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 07/07/22		14,335,064	14,400,002
Springs Window Fashions
6.41% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 06/15/25		7,630,875	7,688,107
10.66% (1 Month USD LIBOR + 8.50%, Rate Floor: 0.00%) due 06/15/26		5,500,000	5,307,500
Tronair Parent, Inc.
7.56% ((12 Month USD LIBOR + 4.75%) and (3 Month USD LIBOR + 4.75%), Rate Floor: 1.00%) due 09/08/23		6,634,197	6,534,684
KUEHG Corp. (KinderCare)
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/21/25		6,062,340	6,087,620
CPG International LLC
6.25% (6 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 05/05/24		5,929,855	5,970,652
Pregis Holding I Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 05/20/21		6,023,871	5,963,632

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Arctic Long Carriers
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 05/18/23		5,332,500	$5,345,831
Diversitech Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 06/03/24		4,088,202	4,060,934
9.89% (3 Month USD LIBOR + 7.50%, Rate Floor: 1.00%) due 06/02/25		1,000,000	990,000
PT Intermediate Holdings III LLC
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 12/09/24		3,995,181	3,992,704
10.39% (3 Month USD LIBOR + 8.00%, Rate Floor: 1.00%) due 12/08/25		400,000	402,000
Hillman Group, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 05/31/25		2,394,000	2,365,870
4.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 05/31/25[10]		2,000,000	1,976,500
Titan Acquisition Ltd. (Husky)
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/28/25		4,328,250	4,201,779
Hayward Industries, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/05/24		3,910,500	3,932,008
Coveris Rigid
4.50% (6 Month EURIBOR + 4.50%, Rate Floor: 0.00%) due 07/17/25[10]	EUR	3,175,000	3,603,765
CHI Overhead Doors, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/29/22		3,493,465	3,501,115
Resource Label Group LLC
6.84% (3 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 05/26/23		1,967,879	1,928,521
10.84% (3 Month USD LIBOR + 8.50%, Rate Floor: 1.00%) due 11/26/23		1,500,000	1,488,750
Argo Merchants
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 12/06/24		2,978,125	2,993,016
Capstone Logistics
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 10/07/21		2,815,687	2,815,687
Vectra Co.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/08/25		2,743,125	2,741,424
Bioplan USA, Inc.
6.99% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 09/23/21		2,641,230	2,482,756

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Dimora Brands, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 08/24/24		2,477,487	$2,468,197
STS Operating, Inc. (SunSource)
6.49% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/11/24		2,393,970	2,387,985
CPM Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 04/11/22		2,234,292	2,242,671
Fortis Solutions Group LLC
6.67% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 12/15/23†††,1		1,816,052	1,816,052
6.65% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 12/15/23†††,1		248,064	248,064
Thermasys Corp.
6.33% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.25%) due 05/03/19		2,108,750	1,983,554
5.25% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.25%) due 11/11/18†††,1		171,395	—
Survitec
6.15% (6 Month GBP LIBOR + 5.25%) due 03/12/22	GBP	1,125,000	1,405,370
4.75% (6 Month EURIBOR + 4.75%) due 03/12/22	EUR	300,000	338,120
American Bath Group LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 09/30/23		1,567,900	1,583,626
National Technical Systems
8.36% (1 Month USD LIBOR + 6.25%, Rate Floor: 1.00%) due 06/12/21†††,1		1,561,367	1,522,333
Flex Acquisition Company, Inc.
5.75% (3 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 06/21/25		1,400,000	1,402,800
LTI Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 09/06/25		1,300,000	1,304,875
Endries Acquisition Holdings, Inc.
6.90% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 06/01/23†††,1		1,237,500	1,227,859
Klockner Pentaplast of America, Inc.
4.75% (3 Month EURIBOR + 4.75%, Rate Floor: 0.00%) due 06/30/22[10]	EUR	1,100,000	1,205,044
SLR Consulting Ltd.
6.50% (6 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 05/23/25†††,1		1,190,970	1,159,864

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Advanced Integration Technology LP
7.22% (3 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 04/03/23		1,113,248	$1,107,682
Safety Bidco Ltd.
5.23% (1 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 10/25/24†††,1	GBP	850,000	1,098,117
Swissport Investments S.A.
4.75% (2 Month EURIBOR + 4.75%, Rate Floor: 0.00%) due 02/08/22[10]	EUR	869,048	1,014,795
Berlin Packaging LLC
5.16% ((1 Month USD LIBOR + 3.00%) and (3 Month USD LIBOR + 3.00%), Rate Floor: 0.00%) due 11/07/25		997,500	997,031
Patriot Container Corp. (Wastequip)
5.71% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/20/25		895,500	899,422
Recess Holdings, Inc.
6.06% ((3 Month USD LIBOR + 3.75%) and (1 Month USD LIBOR +3.75%), Rate Floor: 1.00%) due 09/30/24		697,714	702,947
7.44% ((Commercial Prime Lending Rate + 2.75%), (1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 1.00%) due 09/30/24		93,810	94,513
Transcendia Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 05/30/24		645,125	639,209
EXC Holdings III Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 12/02/24		496,250	499,352
Tank Holdings Corp.
5.67% ((1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) and (3 Month USD LIBOR + 3.50%), Rate Floor: 1.00%) due 03/16/22		415,217	415,346
Alion Science & Technology Corp.
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 08/19/21		275,000	276,204
Wencor Group
5.74% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%)) due 06/19/19		184,615	179,461
Total Industrial			130,995,350

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Consumer, Cyclical - 1.8%
Petco Animal Supplies, Inc.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 01/26/23		15,088,430	$12,208,502
Mavis Tire Express Services Corp.
5.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/20/25		11,464,967	11,421,973
Navistar Inc.
5.64% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 11/06/24		8,258,500	8,299,793
Accuride Corp.
7.64% (3 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 11/17/23		7,706,527	7,783,592
USIC Holding, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/08/23		6,709,141	6,745,504
Stars Group (Amaya)
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 07/10/25		6,384,000	6,440,179
EG Finco Ltd.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 02/07/25		4,309,173	4,313,224
5.55% (3 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 02/07/25	GBP	995,000	1,295,168
WESCO
5.50% (3 Month Canadian Bankers’ Acceptance Rate + 4.50%, Rate Floor: 1.00%) due 06/14/24	CAD	4,000,000	3,081,927
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/14/24†††,1		2,394,000	2,371,295
At Home Holding III Corp.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/03/22		5,137,500	5,163,188
CD&R Firefly Bidco Ltd.
5.25% (2 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 06/23/25	GBP	3,800,000	4,946,369
Leslie’s Poolmart, Inc.
5.70% (2 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/16/23		4,654,692	4,651,806
Acosta, Inc.
5.49% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%)) due 09/26/21		2,434,628	1,813,335
5.70% ((Commercial Prime Lending Rate + 2.25%) and (1 Month USD LIBOR + 3.25%)) due 09/26/19		2,266,667	1,682,524
5.40% (3 Month USD LIBOR + 3.25%) due 09/26/19		1,200,000	890,748

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Learning Care Group (US), Inc.
5.43% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 03/13/25		4,179,000	$4,185,519
Alexander Mann
6.22% (3 Month GBP LIBOR + 5.50%, Rate Floor: 0.00%) due 08/11/25	GBP	3,000,000	3,753,519
Truck Hero, Inc.
5.96% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 04/22/24		3,731,108	3,739,279
Galls LLC
8.49% (1 Month USD LIBOR + 6.25%, Rate Floor: 1.00%) due 01/31/25†††,1		3,378,319	3,343,880
8.68% (1 Month USD LIBOR + 6.25%) due 01/31/24†††,1		286,393	253,195
Checkers Drive-In Restaurants, Inc.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 04/25/24		3,408,360	3,306,109
Blue Nile, Inc.
8.74% (1 Month USD LIBOR + 6.50%, Rate Floor: 1.00%) due 02/17/23		3,281,250	3,273,047
Belk, Inc.
6.88% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 12/12/22		3,690,648	3,224,261
Lands’ End, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 04/02/21		3,233,073	3,158,712
BBB Industries, LLC
6.60% (1 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 08/01/25		3,150,000	3,153,937
IRB Holding Corp.
5.46% (2 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/05/25		2,736,250	2,737,974
Dealer Tire LLC
5.58% ((1 Month USD LIBOR + 3.25%) and (3 Month USD LIBOR + 3.25%), Rate Floor: 1.00%) due 12/22/21		2,056,627	1,976,933
DG Investment Intermediate Holdings 2, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/03/25		1,618,389	1,617,710
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/03/25		156,843	156,777
IBC Capital Ltd.
6.09% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/11/23		1,294,373	1,301,919
Gopher Resource LLC
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 03/06/25		1,074,800	1,078,830
Packers Sanitation Services, Inc.
5.38% (1 Month USD LIBOR + 3.25%) due 12/04/24		1,044,364	1,043,925

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Restaurant Technologies, Inc.
3.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 09/21/25[10]		1,000,000	$1,006,250
Richmond UK Bidco Ltd.
4.97% (1 Month GBP LIBOR + 4.25%, Rate Floor: 0.00%) due 03/03/24	GBP	777,012	992,937
K & N Parent, Inc.
7.14% (3 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 10/20/23		976,113	976,113
LegalZoom.com, Inc.
6.46% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 11/21/24		893,154	904,318
Safe Fleet Holdings LLC
5.11% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/03/25		736,300	728,480
SMG US Midco 2, Inc.
9.24% (1 Month USD LIBOR + 7.00%, Rate Floor: 0.00%) due 01/23/26		600,000	603,498
Convergint Technologies
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/01/25		209,475	209,387
Advantage Sales & Marketing LLC
5.11% (1 Month USD LIBOR + 3.00%) due 07/25/19		225,000	208,069
Total Consumer, Cyclical			130,043,705

Communications - 1.1%
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23		29,195,052	27,187,892
Dominion Web Solutions LLC
8.74% (1 Month USD LIBOR + 6.50%, Rate Floor: 1.00%) due 06/15/24†††,1		10,955,431	10,800,319
Mcgraw-Hill Global Education Holdings LLC
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 05/04/22		9,899,853	9,598,700
Zephyr Bidco Ltd.
8.22% (1 Month GBP LIBOR + 7.50%, Rate Floor: 0.00%) due 07/23/26	GBP	4,650,417	5,964,968
Flight Bidco, Inc.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 07/23/25		3,840,361	3,830,761
9.84% (3 Month USD LIBOR + 7.50%, Rate Floor: 0.00%) due 07/23/26		1,000,000	990,000
Market Track LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/05/24		4,207,500	4,186,462
Neustar, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/08/24		3,668,471	3,671,736

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Radiate HoldCo LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/01/24		2,978,583	$2,972,685
Proquest LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/24/21		2,951,870	2,958,334
SFR Group S.A.
6.16% (1 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 08/14/26		1,800,000	1,784,250
Comet Bidco Ltd.
7.31% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 09/30/24		1,592,000	1,557,183
Imagine Print Solutions LLC
7.00% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 06/21/22		1,625,250	1,515,546
Liberty Cablevision of Puerto Rico LLC
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 01/07/22		1,030,000	1,011,336
Houghton Mifflin Co.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/28/21		847,809	796,941
Total Communications			78,827,113

Basic Materials - 0.5%
A-Gas Ltd.
7.14% (3 Month USD LIBOR + 4.75%, Rate Floor: 0.00%) due 08/11/24†††,1		6,587,833	6,477,443
4.75% (3 Month EURIBOR + 4.75%, Rate Floor: 0.00%) due 07/25/24†††,1,10	EUR	2,750,000	3,178,518
GrafTech Finance, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 02/12/25		9,544,188	9,603,839
Dubois Chemicals, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 03/15/24		3,007,733	3,000,213
5.48% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 03/15/24		300,000	297,750
Hoffmaster Group, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 11/21/23		3,044,977	3,067,815
ICP Industrial, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 11/03/23		2,276,881	2,265,496
ASP Chromaflo Dutch I B.V.
5.47% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 11/20/23		1,778,355	1,789,470
Big River Steel LLC
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 08/23/23		1,683,000	1,706,141

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

ASP Chromaflo Intermediate Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 11/20/23		1,367,630	$1,376,177
PMHC II, Inc. (Prince)
6.15% ((3 Month USD LIBOR + 3.50%) and (6 Month USD LIBOR + 3.50%) and (12 Month USD LIBOR + 3.50%), Rate Floor: 1.00%) due 03/29/25		1,393,000	1,354,693
Invictus MD Strategies Corp.
5.20% (2 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/28/25		1,293,500	1,300,782
Nexeo Solutions LLC
5.60% (3 Month USD LIBOR + 3.25%) due 06/09/23		294,773	296,320
Azelis Finance S.A.
3.50% (1 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 12/16/22[10]	EUR	248,120	288,830
Total Basic Materials			36,003,487

Financial - 0.5%
National Financial Partners Corp.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 01/08/24		9,782,509	9,772,727
USI, Inc.
5.39% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/16/24		9,455,191	9,457,555
Aretec Group, Inc.
4.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 08/13/25[10]		3,900,000	3,929,250
York Risk Services
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/01/21		2,979,129	2,879,209
Hanjin International Corp.
4.83% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 10/19/20		2,600,000	2,596,750
Advisor Group, Inc.
5.91% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 08/15/25		2,500,000	2,514,575
Jane Street Group LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 08/25/22		2,269,313	2,276,869
Northstar Financial Services LLC
5.56% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.75%) due 05/25/25		1,700,000	1,701,411
Institutional Shareholder Services
6.14% ((Commercial Prime Lending Rate + 2.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 1.00%) due 10/16/24		729,667	730,579

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

6.08% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/16/24		66,500	$66,583
Total Financial			35,925,508

Energy - 0.3%
Permian Production Partners
8.17% (3 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/18/24		12,195,625	12,073,669
YAK MAT (YAK ACCESS LLC)
12.15% (1 Month USD LIBOR + 10.00%, Rate Floor: 0.00%) due 07/10/26		3,400,000	3,230,000
Gavilan Resources LLC
8.17% (1 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 03/01/24		2,050,000	1,930,423
Summit Midstream Partners, LP
8.24% (1 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/13/22		1,745,333	1,768,250
Ultra Petroleum, Inc.
5.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 04/12/24		1,561,000	1,403,604
Riverstone Utopia Member LLC
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 10/17/24		1,350,000	1,350,000
PSS Companies
6.79% (2 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 01/28/20		836,950	828,581
Lotus Midstream, LLC
3.25% (3 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 09/25/25[10]		800,000	802,000
Total Energy			23,386,527

Utilities - 0.2%
MRP Generation Holding
9.39% (3 Month USD LIBOR + 7.00%, Rate Floor: 1.00%) due 10/18/22		3,430,000	3,327,100
Minerva Bidco Ltd.
5.72% (1 Month GBP LIBOR + 5.00%, Rate Floor: 0.00%) due 07/28/25	GBP	2,200,000	2,852,935
Terraform AP Acquisition Holdings LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/27/22		2,231,877	2,237,457
Invenergy Thermal Operating I, LLC
5.81% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/28/25		2,000,000	2,017,500
Panda Power
8.89% (3 Month USD LIBOR + 6.50%, Rate Floor: 1.00%) due 08/21/20		2,192,892	2,017,460

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Bhi Investments LLC
6.99% ((Commercial Prime Lending Rate + 3.50%) and (3 Month USD LIBOR + 4.50%), Rate Floor: 1.00%) due 08/28/24	1,551,041	$1,535,531
Osmose Utility Services, Inc.
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 08/22/22	1,289,536	1,300,820
Stonewall
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 11/13/21	365,977	366,892
Total Utilities		15,655,695
Total Senior Floating Rate Interests
(Cost $822,814,305)		815,464,625

CORPORATE BONDS†† - 4.7%
Financial - 2.4%
Station Place Securitization Trust
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[6,7]	51,000,000	51,000,000
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[6,7]	32,000,000	31,999,986
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[6,7]	30,500,000	30,500,000
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[7]	3,000,000	3,000,000
American Equity Investment Life Holding Co.
5.00% due 06/15/27	28,388,000	27,512,247
Atlas Mara Ltd.
8.00% due 12/31/20	14,400,000	12,960,000
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.25% due 08/15/24[6]	7,000,000	6,790,000
Customers Bank
6.13% due 06/26/29[8,12]	4,500,000	4,585,419
QBE Insurance Group Ltd.
7.50% due 11/24/43[6,12]	3,800,000	4,151,500
Univest Corporation of Pennsylvania
5.10% due 03/30/25[12]	2,500,000	2,489,814
Hospitality Properties Trust
5.25% due 02/15/26	1,567,000	1,580,675
Lincoln Finance Ltd.
7.38% due 04/15/21[6]	1,275,000	1,316,539
LoanCore Capital Markets LLC / JLC Finance Corp.
6.88% due 06/01/20[6]	1,000,000	1,012,375
Total Financial		178,898,555

Industrial - 0.8%
Encore Capital Group, Inc.
5.63% due 08/11/24†††	39,600,000	38,271,991
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[6,7]	8,535,000	8,652,356
Yamana Gold, Inc.
4.76% due 03/23/22†††	4,750,000	4,641,964
4.78% due 06/10/23†††	550,000	530,768

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Cleaver-Brooks, Inc.
7.88% due 03/01/23[6]	2,690,000	$2,750,525
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[8]	1,524,833	1,347,495
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[6]	600,000	624,444
Summit Materials LLC / Summit Materials Finance Corp.
8.50% due 04/15/22	325,000	345,313
Total Industrial		57,164,856

Communications - 0.4%
Cengage Learning, Inc.
9.50% due 06/15/24[6]	11,960,000	10,300,550
MDC Partners, Inc.
6.50% due 05/01/24[6]	9,940,000	8,796,900
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance
7.88% due 05/15/24[6]	7,815,000	7,004,194
Altice France S.A.
7.38% due 05/01/26[6]	6,150,000	6,150,000
EIG Investors Corp.
10.88% due 02/01/24	1,750,000	1,909,687
Total Communications		34,161,331

Basic Materials - 0.4%
Yamana Gold, Inc.
4.95% due 07/15/24	14,734,000	14,524,777
4.63% due 12/15/27	3,200,000	3,010,982
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[6,12]	7,190,000	7,882,038
Eldorado Gold Corp.
6.13% due 12/15/20[6]	7,175,000	6,816,250
Mirabela Nickel Ltd.
9.50% due 06/24/19[4]	1,885,418	641,042
Total Basic Materials		32,875,089

Consumer, Cyclical - 0.4%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.75% due 01/15/22	8,863,500	7,733,404
6.50% due 05/01/21	4,790,000	4,287,050
6.75% due 06/15/23	4,361,000	3,641,435
Williams Scotsman International, Inc.
7.88% due 12/15/22[6]	3,932,000	4,049,960
6.88% due 08/15/23[6]	3,175,000	3,151,188
Carrols Restaurant Group, Inc.
8.00% due 05/01/22	4,699,000	4,900,117
American Tire Distributors, Inc.
10.25% due 03/01/22[4,6]	2,950,000	781,750
Total Consumer, Cyclical		28,544,904

Consumer, Non-cyclical - 0.2%
Offutt AFB America First Community LLC
5.46% due 09/01/50[8]	5,673,165	5,473,891
Endo Finance LLC / Endo Finco, Inc.
5.38% due 01/15/23[6]	4,376,000	3,850,880
Great Lakes Dredge & Dock Corp.
8.00% due 05/15/22	3,617,000	3,716,467
Beverages & More, Inc.
11.50% due 06/15/22[6]	2,525,000	2,020,000
Flexi-Van Leasing, Inc.
10.00% due 02/15/23[6]	1,475,000	1,283,250
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% due 10/01/22[6]	200,000	177,000
Total Consumer, Non-cyclical		16,521,488

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~		Value

Energy - 0.1%
Indigo Natural Resources LLC
6.88% due 02/15/26[6]		2,000,000	$1,935,000
Basic Energy Services, Inc.
10.75% due 10/15/23[6]		1,500,000	1,530,000
American Midstream Partners Limited Partnership / American Midstream Finance Corp.
9.50% due 12/15/21[6]		285,000	285,000
Total Energy			3,750,000

Technology - 0.0%
TIBCO Software, Inc.
11.38% due 12/01/21[6]		300,000	320,250
Total Corporate Bonds
(Cost $361,173,087)			352,236,473

FOREIGN GOVERNMENT DEBT†† - 3.6%
Government of Japan
due 01/10/19[13]	JPY	10,214,600,000	89,934,690
due 02/12/19[13]	JPY	1,971,500,000	17,360,357
due 03/11/19[13]	JPY	145,200,000	1,278,712
State of Israel
0.50% due 10/31/18	ILS	242,650,000	67,103,738
6.00% due 02/28/19	ILS	37,250,000	10,861,080
Republic of Hungary
due 10/17/18[13]	HUF	5,000,000,000	17,966,456
due 11/21/18[13]	HUF	3,100,000,000	11,137,320
5.50% due 12/20/18	HUF	1,580,000,000	5,743,560
due 02/27/19[13]	HUF	1,013,000,000	3,637,230
Czech Republic
due 10/26/18[13]	CZK	575,000,000	25,922,002
due 10/05/18[13]	CZK	296,000,000	13,349,322
due 11/09/18[13]	CZK	66,000,000	2,974,526
Total Foreign Government Debt
(Cost $272,058,246)			267,268,993

SENIOR FIXED RATE INTERESTS††† - 0.1%
Communications - 0.1%
MHGE Parent LLC
11.00% due 04/20/22[1]		4,700,000	4,448,080
Total Senior Fixed Rate Interests
(Cost $4,595,539)			4,448,080

COMMERCIAL PAPER†† - 12.0%
Marriott International, Inc.
2.41% due 11/14/18[6,14]		29,000,000	28,914,579
2.44% due 10/29/18[6,14]		20,000,000	19,957,788
2.35% due 11/09/18[6,14]		20,000,000	19,949,083
2.30% due 10/15/18[6,14]		10,000,000	9,991,056
2.21% due 10/19/18[6,14]		10,000,000	9,988,500
Mondelez International, Inc.
2.23% due 10/09/18[6,14]		41,500,000	41,479,434
2.35% due 11/13/18[6,14]		26,000,000	25,918,040
2.25% due 10/04/18[6,14]		15,000,000	14,997,188
Nutrien Ltd.
2.45% due 11/07/18[6,14]		25,000,000	24,937,049
2.42% due 10/02/18[6,14]		21,000,000	20,993,693
2.57% due 11/14/18[6,14]		20,000,000	19,937,178
2.38% due 10/26/18[6,14]		10,000,000	9,983,472
Keurig Dr Pepper, Inc.
2.26% due 10/16/18[6,14]		23,375,000	23,352,989
2.35% due 10/26/18[6,14]		22,000,000	21,964,097
2.30% due 10/09/18[6,14]		15,000,000	14,992,333
AutoZone, Inc.
2.33% due 10/17/18[6,14]		25,000,000	24,974,111
2.25% due 10/11/18[6,14]		20,000,000	19,987,500
2.21% due 10/09/18[6,14]		10,000,000	9,995,089
Walgreens Boots Alliance, Inc.
2.30% due 10/12/18[14]		25,000,000	24,982,431
2.33% due 10/09/18[14]		15,000,000	14,992,233
2.50% due 11/01/18[14]		14,200,000	14,167,089
Waste Management, Inc.
2.28% due 10/09/18[6,14]		25,000,000	24,987,333
2.28% due 10/15/18[6,14]		20,000,000	19,982,267

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

Rogers Communications, Inc.
2.14% due 10/05/18[6,14]	28,500,000	$28,492,907
2.18% due 10/18/18[6,14]	15,000,000	14,983,708
Ryder System, Inc.
2.37% due 10/29/18[14]	24,000,000	23,955,760
2.24% due 10/02/18[14]	15,000,000	14,999,067
VW Credit, Inc.
2.35% due 10/15/18[6,14]	35,351,000	35,318,693
NBCUniversal Enterprise, Inc.
2.19% due 10/04/18[6,14]	25,000,000	24,995,333
2.20% due 10/11/18[6,14]	10,000,000	9,993,889
Anthem, Inc.
2.30% due 10/01/18[6,14]	30,000,000	30,000,000
Comcast Corp.
2.40% due 10/23/18[6,14]	30,000,000	29,956,000
McKesson Corp.
2.33% due 10/09/18[6,14]	26,000,000	25,986,538
Thomson Reuters Corp.
2.26% due 10/01/18[6,14]	25,000,000	25,000,000
CBS Corp.
2.40% due 10/29/18[6,14]	23,000,000	22,957,067
Amcor Finance (USA), Inc.
2.25% due 10/15/18[6,14]	15,000,000	14,986,875
2.34% due 10/12/18[6,14]	7,900,000	7,894,352
Snap-On, Inc.
2.18% due 10/03/18[6,14]	20,000,000	19,997,578
Diageo Capital plc
2.15% due 10/12/18[6,14]	20,000,000	19,986,433
HP, Inc.
2.58% due 10/23/18[6,14]	20,000,000	19,969,624
FedEx Corp.
2.40% due 10/26/18[6,14]	20,000,000	19,966,667
Relx, Inc.
2.26% due 10/09/18[6,14]	19,000,000	18,990,458
Spire, Inc.
2.37% due 10/12/18[6,14]	11,536,000	11,527,646
Total Commercial Paper
(Cost $881,400,519)		881,383,127

REPURCHASE AGREEMENTS††,15 - 1.6%
BNP Paribas
issued 07/27/18 at 2.54% due 11/01/18	50,900,000	50,900,000
Deutsche Bank
issued 07/27/18 at 2.69% due 10/26/18	32,250,000	32,250,000
Barclays
issued 09/26/18 at 2.52% (1 Month USD LIBOR + 0.30%) open maturity[7]	10,000,000	10,000,000
issued 09/25/18 at 2.52% (1 Month USD LIBOR + 0.30%) open maturity[7]	6,199,583	6,199,583
issued 07/30/18 at 2.52% (1 Month USD LIBOR + 0.30%) open maturity[7]	1,178,451	1,178,451
issued 08/17/18 at (0.75)% open maturity[19]	740,625	740,625
issued 12/21/17 at 1.30% open maturity[19]	595,625	595,625
issued 06/18/18 at (2.00)% open maturity[19]	511,875	511,875
issued 06/20/18 at (2.00)% open maturity[19]	510,625	510,625
issued 06/27/18 at (2.25)% open maturity[19]	505,625	505,625
issued 09/08/17 at 0.50% open maturity[19]	499,375	499,375
issued 12/07/17 at 0.00% open maturity[19]	494,375	494,375

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Face Amount~	Value

issued 09/24/18 at 1.35% open maturity[19]	400,000	$400,000
issued 04/02/18 at 1.30% open maturity[19]	346,875	346,875
issued 09/10/18 at (2.50)% open maturity[19]	313,875	313,875
issued 08/21/18 at (2.50)% open maturity[19]	311,625	311,625
issued 08/16/18 at (2.50)% open maturity[19]	307,875	307,875
issued 04/13/18 at (8.75)% open maturity[19]	225,750	225,750
issued 09/27/18 at 1.75% open maturity[19]	190,500	190,500
issued 11/03/17 at (8.75)% open maturity[19]	170,500	170,500
issued 10/26/17 at (8.75)% open maturity[19]	87,625	87,625
issued 09/26/17 at (8.75)% open maturity[19]	47,000	47,000
Jefferies & Company, Inc.
issued 09/17/18 at 5.16% due 10/09/18	3,741,000	3,741,000
issued 09/20/18 at 2.75% due 10/04/18	1,455,000	1,455,000
Citigroup Global Markets
issued 01/29/18 at 1.20% open maturity[19]	542,000	542,000
issued 01/08/18 at 1.37% open maturity[19]	527,000	527,000
issued 03/23/18 at 0.00% open maturity[19]	346,000	346,000
issued 06/29/18 at (0.25)% open maturity[19]	320,000	320,000
issued 02/15/18 at 1.35% open maturity[19]	313,000	313,000
issued 05/15/18 at 1.30% open maturity[19]	283,000	283,000
issued 04/02/18 at 1.30% open maturity[19]	279,000	279,000
issued 04/10/18 at 1.30% open maturity[19]	279,000	279,000
issued 02/27/18 at (8.00)% open maturity[19]	269,000	269,000
issued 01/08/18 at 0.00% open maturity[19]	228,000	228,000
issued 04/13/18 at 1.30% open maturity[19]	186,000	186,000
issued 01/05/18 at 0.00% open maturity[19]	113,000	113,000
Total Repurchase Agreements
(Cost $115,668,784)		115,668,784

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Contracts	Value

LISTED OPTIONS purchased† - 0.5%
Put options on:
Eurodollar Futures Expiring December 2019 with strike price of $97.63 (Notional Value $4,256,028,400)	17,576	$34,932,300
Total Listed Options Purchased
(Cost $18,740,866)		34,932,300

OTC OPTIONS Purchased†† - 0.1%
Call options on:
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with strike price of $3,000.00 (Notional Value $538,794,902)	1,849	6,092,455
BofA Merrill Lynch SPDR S&P Oil & Gas Exploration & Production ETF Expiring January 2019 with strike price of $45.00 (Notional Value $139,783,410)	32,290	6,070,520
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019 with strike price of $54.00 (Notional Value $364,300,668)	84,879	84,879
Total OTC Options Purchased
(Cost $20,978,067)		12,247,854

Total Investments - 99.9%
(Cost $7,382,551,533)		$7,363,984,864

	Face Amount~

CORPORATE BONDS SOLD SHORT†† - (0.3)%
Herc Rentals, Inc.
7.75% due 06/01/24[6]	(200,000)	(215,212)
Enova International, Inc.
8.50% due 09/15/25[6]	(400,000)	(398,000)
Monitronics International, Inc.
9.13% due 04/01/20	(950,000)	(712,500)
INEOS Group Holdings S.A.
5.63% due 08/01/24[6]	(750,000)	(738,525)
TMS International Corp.
7.25% due 08/15/25[6]	(800,000)	(806,000)
AK Steel Corp.
6.38% due 10/15/25	(1,000,000)	(951,250)
Park-Ohio Industries, Inc.
6.63% due 04/15/27	(1,400,000)	(1,435,000)
Staples, Inc.
8.50% due 09/15/25[6]	(1,600,000)	(1,508,000)
Gogo Intermediate Holdings LLC/Gogo Finance Company, Inc.
12.50% due 07/01/22[6]	(1,700,000)	(1,863,183)
Quorum Health Corp.
11.63% due 04/15/23	(2,400,000)	(2,400,000)
Tenet Healthcare Corp.
8.13% due 04/01/22	(2,425,000)	(2,555,465)
Seagate HDD Cayman
4.75% due 01/01/25	(8,000,000)	(7,670,627)
Total Corporate Bonds Sold Short
(Cost $21,542,384)		(21,253,762)

	Contracts

LISTED OPTIONS WRITTEN† - (0.2)%
Put options on:
Eurodollar Futures Expiring December 2019 with strike price of $97.00 (Notional Value $4,256,028,400)	17,576	(12,962,300)
Total Listed Options Written
(Premiums received $5,818,355)		(12,962,300)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Contracts	Value

OTC OPTIONS WRITTEN†† - (0.0)%
Put options on:
BofA Merrill Lynch SPDR S&P Oil & Gas Exploration & Production ETF Expiring January 2019 with strike price of $52.00 (Notional Value $139,783,410)	32,290	$(1,097,860)
Total OTC Options Written
(Premiums received $3,939,380)		(1,097,860)
Other Assets & Liabilities, net - 0.6%		45,335,828
Total Net Assets - 100.0%		$7,374,006,770

OTC Credit Default Swap Agreements Protection Purchased††
Counterparty	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount
Barclays Bank plc	PizzaExpress Financing 1 plc	5.00%	At Maturity	06/20/23	$700,000
Barclays Bank plc	Kohl's Corp Financing	1.00%	At Maturity	12/20/23	7,450,000
Bank of America, N.A.	Kohl's Corp Financing	1.00%	At Maturity	06/20/23	6,950,000

Counterparty	Value	Upfront Premiums Paid	Unrealized Appreciation/ (Depreciation)**
Barclays Bank plc	$260,186	$123,496	$136,690
Barclays Bank plc	68,130	139,954	(71,824)
Bank of America, N.A.	7,868	117,267	(109,399)
	$336,184	$380,717	$(44,533)

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Centrally Cleared Interest Rate Swap Agreements††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	$700,000,000
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	145,000,000

Counterparty	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	$5,796,952	$123,773	$5,673,179
BofA Merrill Lynch	2,081,074	159,952	1,921,122
	$7,878,026	$283,725	$7,594,301

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	134,300,000	BRL	10/01/18	$38,735,419	$33,293,669	$5,441,750
JPMorgan Chase & Co.	120,000,000	BRL	10/01/18	34,833,091	29,748,624	5,084,467
Goldman Sachs	575,000,000	CZK	10/26/18	27,626,964	25,955,214	1,671,750
Citigroup	167,664,150	ILS	10/31/18	47,641,907	46,265,161	1,376,746
Goldman Sachs	3,100,000,000	HUF	11/21/18	12,249,575	11,181,954	1,067,621
Citigroup	8,111,000,000	JPY	01/10/19	72,823,750	72,011,340	812,410
BofA Merrill Lynch	1,582,500,000	HUF	12/20/18	6,492,308	5,726,186	766,122
Goldman Sachs	68,078,700	ILS	10/31/18	19,355,111	18,785,602	569,509
BofA Merrill Lynch	1,971,500,000	JPY	02/12/19	18,027,450	17,550,147	477,303
Goldman Sachs	2,103,600,000	JPY	01/10/19	19,065,181	18,676,249	388,932
Morgan Stanley	18,090,000	ILS	10/31/18	5,164,587	4,991,745	172,842
BofA Merrill Lynch	33,850,000	EUR	10/10/18	39,445,743	39,331,021	114,722
Citigroup	1,013,000,000	HUF	02/27/19	3,723,319	3,684,516	38,803
Citigroup	296,000,000	CZK	10/05/18	13,377,473	13,350,982	26,491
Goldman Sachs	84,400,000	HUF	12/20/18	324,960	305,396	19,564
Goldman Sachs	145,200,000	JPY	03/11/19	1,310,563	1,295,374	15,189
Goldman Sachs	841,000	EUR	10/10/18	990,431	977,175	13,256
Morgan Stanley	17,331,000	ILS	02/28/19	4,837,819	4,828,186	9,633
BofA Merrill Lynch	7,286,250	ILS	10/31/18	2,019,918	2,010,564	9,354
BofA Merrill Lynch	66,000,000	CZK	11/09/18	2,982,377	2,980,827	1,550
Citigroup	17,500,000	MXN	10/25/18	907,441	931,467	(24,026)
Citigroup	22,154,000	ILS	02/28/19	6,074,915	6,171,809	(96,894)
Citigroup	5,000,000,000	HUF	10/17/18	17,879,428	17,988,880	(109,452)
Barclays	282,000,000	MXN	10/25/18	14,640,832	15,009,921	(369,089)
JPMorgan Chase & Co.	36,385,000	GBP	10/10/18	47,065,890	47,438,187	(372,297)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	300,000,000	MXN	11/08/18	$15,545,169	$15,932,347	$(387,178)
Goldman Sachs	458,260,000	MXN	11/08/18	23,693,064	24,337,191	(644,127)
JPMorgan Chase & Co.	659,778,000	MXN	10/11/18	34,427,990	35,201,826	(773,836)
						$15,301,115

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
Citigroup	299,500,000	MXN	10/25/18	$15,862,759	$15,941,388	$78,629
Citigroup	5,460,000	GBP	10/10/18	7,063,512	7,118,662	55,150
Barclays	159,370,000	MXN	10/11/18	8,461,240	8,503,034	41,794
JPMorgan Chase & Co.	500,408,000	MXN	10/11/18	26,669,898	26,698,791	28,893
Citigroup	987,000	EUR	10/10/18	1,149,601	1,146,816	(2,785)
JPMorgan Chase & Co.	758,260,000	MXN	11/08/18	40,279,630	40,269,538	(10,092)
Goldman Sachs	17,255,850	ILS	10/31/18	4,772,413	4,761,571	(10,842)
JPMorgan Chase & Co.	11,285,000	EUR	10/10/18	13,172,967	13,112,277	(60,690)
JPMorgan Chase & Co.	127,150,000	BRL	10/01/18	32,067,607	31,521,146	(546,461)
Citigroup	127,150,000	BRL	10/01/18	32,876,110	31,521,146	(1,354,964)
						$(1,781,368)

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
OTC Custom Basket Swap Agreements††
Morgan Stanley	Macro Opportunities Portfolio Long Custom Basket Swap[16]	2.34%	At Maturity	07/22/19	$66,863,821	$1,122,648

OTC Custom Basket Swap Agreements Sold Short††
Morgan Stanley	Macro Opportunities Portfolio Short Custom Basket Swap[17]	(1.56)%	At Maturity	07/22/19	$193,618,996	$(9,885,581)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[16]
Archer-Daniels-Midland Co.	14,190	8.6%	$96,063
Genesee & Wyoming, Inc. — Class A*	5,015	8.4%	94,401
UGI Corp.	9,074	7.0%	78,798
Amgen, Inc.	2,336	6.9%	77,834
Telephone & Data Systems, Inc.	14,072	6.5%	73,501
Medtronic plc	4,169	6.4%	71,957
Pfizer, Inc.	12,178	6.3%	70,512
Allison Transmission Holdings, Inc.	5,223	5.8%	64,901
National Fuel Gas Co.	11,673	5.2%	57,973
Portland General Electric Co.	13,382	5.0%	56,418
CVS Health Corp.	5,196	4.6%	51,684
Exxon Mobil Corp.	6,555	4.3%	48,806
F5 Networks, Inc.*	1,327	4.3%	48,735
WellCare Health Plans, Inc.*	382	4.3%	47,901
Exelon Corp.	13,553	4.2%	47,576
Verizon Communications, Inc.	11,419	4.2%	47,273
El Paso Electric Co.	8,781	4.1%	46,479
EnerSys	2,894	3.9%	43,975
Charles River Laboratories International, Inc.*	1,783	3.8%	42,969
Eli Lilly & Co.	2,286	3.8%	42,425
Valero Energy Corp.	3,878	3.6%	40,698
Ameren Corp.	4,659	3.6%	40,598
Gibraltar Industries, Inc.*	5,438	3.5%	39,714
PNM Resources, Inc.	11,682	3.5%	38,957
Southwest Airlines Co.	5,445	3.5%	38,837
Greenbrier Companies, Inc.	5,206	3.4%	38,723
Park Hotels & Resorts, Inc.	9,037	3.4%	37,867
Snap-on, Inc.	1,117	3.2%	36,413
Procter & Gamble Co.	4,243	3.2%	36,271
Cardtronics plc — Class A*	4,863	3.1%	35,160
KBR, Inc.	6,682	3.1%	34,568
Senior Housing Properties Trust	33,319	3.0%	33,223
Norfolk Southern Corp.	968	2.9%	33,106
NetApp, Inc.	1,763	2.9%	32,843
Cisco Systems, Inc.	6,912	2.9%	32,767
HP, Inc.	16,238	2.9%	32,687
Merck & Company, Inc.	2,384	2.9%	32,263
Regal Beloit Corp.	5,283	2.8%	31,770
AMC Networks, Inc. — Class A*	2,415	2.7%	30,188
Juniper Networks, Inc.	7,994	2.6%	29,510
STERIS plc	1,560	2.5%	28,133
Allergan plc	889	2.5%	27,777
Bristol-Myers Squibb Co.	3,133	2.5%	27,754
Danaher Corp.	4,686	2.4%	26,649
AES Corp.	19,821	2.3%	25,505
Occidental Petroleum Corp.	4,921	2.3%	25,456
Biogen, Inc.*	406	2.3%	25,349
Corning, Inc.	4,795	2.2%	24,793
CenturyLink, Inc.	9,673	2.1%	23,976
Fidelity National Information Services, Inc.	3,137	2.0%	23,251
Delta Air Lines, Inc.	5,319	2.0%	22,836
Chevron Corp.	4,107	2.0%	22,662
Crane Co.	2,751	1.9%	21,833
Zimmer Biomet Holdings, Inc.	1,331	1.8%	20,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Edwards Lifesciences Corp.*	710	1.8%	$20,605
Visa, Inc. — Class A	1,802	1.8%	20,337
Eaton Corporation plc	2,058	1.8%	20,240
Thermo Fisher Scientific, Inc.	1,077	1.8%	20,216
Travelport Worldwide Ltd.	14,764	1.8%	20,110
Broadridge Financial Solutions, Inc.	1,267	1.7%	19,417
Dover Corp.	2,587	1.7%	18,552
Humana, Inc.	414	1.6%	18,463
DXC Technology Co.	3,508	1.4%	15,662
Domtar Corp.	2,184	1.4%	15,479
ConocoPhillips	1,831	1.4%	15,474
Sysco Corp.	3,852	1.4%	15,355
Apartment Investment & Management Co. — Class A	7,207	1.4%	15,306
Oracle Corp.	3,737	1.4%	15,259
TEGNA, Inc.	11,041	1.3%	14,940
Allstate Corp.	4,010	1.2%	13,880
InterDigital, Inc.	1,965	1.2%	13,755
Sabre Corp.	6,906	1.2%	13,715
United Continental Holdings, Inc.*	2,310	1.2%	13,208
FirstEnergy Corp.	5,542	1.2%	12,979
Leidos Holdings, Inc.	2,875	1.1%	12,909
Avnet, Inc.	4,294	1.1%	11,990
Jazz Pharmaceuticals plc*	2,981	1.0%	11,526
CoreLogic, Inc.*	5,115	1.0%	11,404
Fiserv, Inc.*	2,019	1.0%	11,118
Baxter International, Inc.	3,317	1.0%	11,100
Parker-Hannifin Corp.	825	1.0%	11,033
McCormick & Company, Inc.	1,088	0.9%	10,712
Jabil, Inc.	7,276	0.9%	10,501
Microsoft Corp.	1,349	0.9%	10,437
Alexion Pharmaceuticals, Inc.*	1,097	0.9%	10,276
TreeHouse Foods, Inc.*	1,044	0.9%	10,231
Kimberly-Clark Corp.	2,066	0.9%	10,009
Scholastic Corp.	3,636	0.9%	9,998
PepsiCo, Inc.	1,779	0.9%	9,714
Paychex, Inc.	2,639	0.8%	9,488
Altria Group, Inc.	2,445	0.8%	9,475
HCA Healthcare, Inc.	1,050	0.8%	9,081
Hershey Co.	1,713	0.8%	9,075
Simply Good Foods Co.*	7,829	0.8%	8,814
Vishay Intertechnology, Inc.	6,547	0.8%	8,776
Pinnacle West Capital Corp.	3,895	0.8%	8,449
Equity Commonwealth*	8,817	0.7%	8,377
Caterpillar, Inc.	1,525	0.7%	8,376
Accenture plc — Class A	1,205	0.7%	7,988
Abbott Laboratories	5,248	0.7%	7,779
CDW Corp.	1,702	0.7%	7,706
Colgate-Palmolive Co.	2,099	0.7%	7,485
IQVIA Holdings, Inc.*	1,513	0.6%	7,150
Trinity Industries, Inc.	5,085	0.6%	6,796
Anthem, Inc.	430	0.6%	6,754
Rexnord Corp.*	4,839	0.6%	6,727
Entergy Corp.	2,893	0.6%	6,266

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Carter's, Inc.	1,451	0.6%	$6,260
Ameriprise Financial, Inc.	1,180	0.6%	6,236
Kansas City Southern	1,242	0.5%	6,119
ARRIS International plc*	9,276	0.5%	5,762
PBF Energy, Inc. — Class A	2,921	0.4%	5,042
MetLife, Inc.	4,832	0.4%	4,981
IDEXX Laboratories, Inc.*	774	0.4%	4,979
OGE Energy Corp.	8,636	0.4%	4,953
Boingo Wireless, Inc.*	1,839	0.4%	4,933
International Business Machines Corp.	1,534	0.4%	4,719
Synchrony Financial	4,804	0.4%	4,569
Kroger Co.	6,236	0.4%	4,541
Interpublic Group of Companies, Inc.	10,352	0.4%	4,427
PVH Corp.	1,004	0.4%	4,400
Hill-Rom Holdings, Inc.	2,488	0.4%	4,396
JPMorgan Chase & Co.	3,324	0.4%	4,349
Post Holdings, Inc.*	2,861	0.4%	4,242
Zoetis, Inc.	4,150	0.4%	4,099
CenterPoint Energy, Inc.	12,404	0.4%	3,973
Medpace Holdings, Inc.*	2,435	0.3%	3,910
Hospitality Properties Trust	9,527	0.3%	3,908
Aflac, Inc.	6,727	0.3%	3,484
La-Z-Boy, Inc.	9,090	0.3%	3,308
Darling Ingredients, Inc.*	6,264	0.3%	3,195
Shenandoah Telecommunications Co.	3,533	0.3%	3,185
Apple, Inc.	767	0.3%	3,061
Best Buy Company, Inc.	1,789	0.3%	2,953
Estee Lauder Companies, Inc. — Class A	982	0.3%	2,918
American Electric Power Company, Inc.	2,011	0.2%	2,383
Illumina, Inc.*	393	0.2%	2,353
TJX Companies, Inc.	1,285	0.2%	2,209
LivaNova plc*	1,130	0.2%	2,173
Bruker Corp.	5,918	0.2%	2,165
Weingarten Realty Investors	7,223	0.2%	2,132
Children's Place, Inc.	1,131	0.2%	2,118
Celgene Corp.*	1,611	0.2%	1,795
Hyatt Hotels Corp. — Class A	1,528	0.2%	1,746
Trinseo S.A.	2,936	0.1%	1,655
Summit Hotel Properties, Inc.	12,653	0.1%	1,407
Consolidated Edison, Inc.	4,236	0.1%	1,395
Dollar General Corp.	1,318	0.1%	1,274
Bio-Rad Laboratories, Inc. — Class A*	472	0.1%	1,169
Ligand Pharmaceuticals, Inc. — Class B*	525	0.1%	1,120
Sirius XM Holdings, Inc.	20,214	0.1%	1,081
Brown-Forman Corp. — Class B	2,843	0.1%	916

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation/ (Depreciation)

Constellation Brands, Inc. — Class A	652	0.1%	$860
Spirit AeroSystems Holdings, Inc. — Class A	2,190	0.1%	846
Innoviva, Inc.*	9,400	0.1%	756
Monster Beverage Corp.*	2,420	0.1%	746
Raymond James Financial, Inc.	1,802	0.1%	739
Intuitive Surgical, Inc.*	247	0.0%	542
Citrix Systems, Inc.*	1,773	0.0%	507
JetBlue Airways Corp.*	14,039	0.0%	352
Analog Devices, Inc.	1,433	0.0%	267
Kinder Morgan, Inc.	8,149	0.0%	177
Piedmont Office Realty Trust, Inc. — Class A	11,168	0.0%	(33)
Travelers Companies, Inc.	2,468	0.0%	(73)
Cooper-Standard Holdings, Inc.*	959	0.0%	(122)
Cogent Communications Holdings, Inc.	2,605	0.0%	(140)
Texas Instruments, Inc.	1,354	(0.1%)	(903)
Becton Dickinson and Co.	537	(0.1%)	(914)
Hologic, Inc.*	2,891	(0.1%)	(959)
United Rentals, Inc.*	1,286	(0.1%)	(1,356)
EPR Properties	2,670	(0.1%)	(1,388)
Flowers Foods, Inc.	7,391	(0.1%)	(1,526)
Pentair plc	5,762	(0.1%)	(1,604)
Herbalife Nutrition Ltd.*	2,558	(0.1%)	(1,652)
Murphy USA, Inc.*	1,642	(0.2%)	(1,744)
Waters Corp.*	1,147	(0.2%)	(1,897)
Sonoco Products Co.	2,496	(0.2%)	(1,941)
Nu Skin Enterprises, Inc. — Class A	1,651	(0.2%)	(2,073)
Molina Healthcare, Inc.*	774	(0.2%)	(2,095)
Johnson & Johnson	1,307	(0.2%)	(2,261)
MEDNAX, Inc.*	3,015	(0.2%)	(2,287)
Belden, Inc.	2,723	(0.2%)	(2,288)
Walmart, Inc.	1,486	(0.2%)	(2,325)
Alaska Air Group, Inc.	2,102	(0.2%)	(2,388)
FedEx Corp.	1,190	(0.2%)	(2,516)
Capital One Financial Corp.	1,696	(0.2%)	(2,736)
Lazard Ltd. — Class A	3,895	(0.2%)	(2,806)
American Axle & Manufacturing Holdings, Inc.*	6,342	(0.3%)	(2,827)
Celanese Corp. — Class A	1,209	(0.3%)	(3,071)
Las Vegas Sands Corp.	2,333	(0.3%)	(3,152)
Darden Restaurants, Inc.	1,245	(0.3%)	(3,254)
HollyFrontier Corp.	2,287	(0.3%)	(3,386)
Mondelez International, Inc. — Class A	7,613	(0.3%)	(3,423)
Amdocs Ltd.	5,113	(0.3%)	(3,444)
DR Horton, Inc.	2,802	(0.3%)	(3,748)
Skyworks Solutions, Inc.	2,850	(0.3%)	(3,769)
Edgewell Personal Care Co.*	1,042	(0.4%)	(4,178)
Hewlett Packard Enterprise Co.	8,339	(0.4%)	(4,204)
Performance Food Group Co.*	8,676	(0.4%)	(4,447)

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Central Garden & Pet Co. — Class A*	3,992	(0.4%)	$(4,526)
EMCOR Group, Inc.	5,783	(0.4%)	(4,667)
Gilead Sciences, Inc.	2,428	(0.4%)	(4,714)
MAXIMUS, Inc.	3,205	(0.4%)	(4,723)
Cognizant Technology Solutions Corp. — Class A	3,883	(0.4%)	(4,784)
Kellogg Co.	7,147	(0.5%)	(5,398)
Vector Group Ltd.	12,502	(0.5%)	(5,451)
Packaging Corporation of America	2,808	(0.5%)	(5,689)
Oshkosh Corp.	3,220	(0.5%)	(5,753)
Ventas, Inc.	5,977	(0.5%)	(6,039)
Visteon Corp.*	1,147	(0.6%)	(6,472)
State Street Corp.	2,314	(0.6%)	(7,206)
Williams Companies, Inc.	5,524	(0.7%)	(8,278)
Werner Enterprises, Inc.	3,897	(0.8%)	(8,473)
KB Home	5,548	(0.8%)	(8,548)
Quanta Services, Inc.*	5,786	(0.8%)	(9,218)
Hartford Financial Services Group, Inc.	4,788	(0.8%)	(9,246)
Bank of New York Mellon Corp.	5,086	(0.8%)	(9,317)
Prudential Financial, Inc.	2,972	(0.8%)	(9,467)
McKesson Corp.	4,716	(0.9%)	(9,848)
TRI Pointe Group, Inc.*	10,640	(0.9%)	(10,193)
Varian Medical Systems, Inc.*	2,134	(0.9%)	(10,492)
BorgWarner, Inc.	3,777	(1.0%)	(10,786)
Principal Financial Group, Inc.	4,230	(1.0%)	(11,105)
PACCAR, Inc.	4,072	(1.0%)	(11,327)
Toll Brothers, Inc.	5,356	(1.0%)	(11,494)
Lions Gate Entertainment Corp. — Class A	7,384	(1.0%)	(11,526)
Western Union Co.	15,717	(1.1%)	(11,874)
Evo Payments, Inc. — Class A*	9,056	(1.1%)	(12,467)
Lamb Weston Holdings, Inc.	4,692	(1.1%)	(12,629)
WestRock Co.	6,657	(1.1%)	(12,857)
Franklin Resources, Inc.	5,415	(1.2%)	(13,004)
Zayo Group Holdings, Inc.*	11,947	(1.2%)	(13,375)
Cabot Corp.	3,546	(1.2%)	(13,543)
Masco Corp.	8,791	(1.2%)	(13,680)
Icad, Inc.*	23,169	(1.2%)	(13,786)
Mylan N.V.*	5,403	(1.3%)	(14,711)
Arrow Electronics, Inc.*	3,414	(1.3%)	(14,887)
Dana, Inc.	7,243	(1.3%)	(15,058)
Phillips 66	3,635	(1.4%)	(16,041)
Pilgrim's Pride Corp.*	10,178	(1.5%)	(16,576)
Louisiana-Pacific Corp.	11,418	(1.5%)	(17,255)
International Paper Co.	2,924	(1.6%)	(18,114)
Meritor, Inc.*	8,097	(1.7%)	(19,115)
AGCO Corp.	3,856	(1.9%)	(20,804)
Intel Corp.	4,547	(1.9%)	(21,130)
US Foods Holding Corp.*	9,738	(2.0%)	(21,990)
Coherent, Inc.*	737	(2.0%)	(22,739)
Boise Cascade Co.	7,320	(2.1%)	(23,771)
Cirrus Logic, Inc.*	6,380	(2.2%)	(25,147)
Omnicom Group, Inc.	4,445	(2.2%)	(25,165)
Eastman Chemical Co.	4,833	(2.3%)	(25,698)
TE Connectivity Ltd.	3,628	(2.3%)	(26,236)
Seagate Technology plc	3,198	(2.3%)	(26,345)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation/ (Depreciation)

Kraft Heinz Co.	7,007	(2.5%)	$(28,455)
PulteGroup, Inc.	8,703	(2.6%)	(29,346)
AECOM*	11,911	(3.0%)	(33,487)
Chemours Co.	4,725	(3.0%)	(33,790)
Cummins, Inc.	2,480	(3.2%)	(35,658)
Huntsman Corp.	10,021	(3.3%)	(37,405)
Westlake Chemical Corp.	3,225	(3.4%)	(37,616)
LyondellBasell Industries N.V. — Class A	3,457	(3.4%)	(37,722)
Benchmark Electronics, Inc.	7,302	(3.5%)	(38,944)
Cardinal Health, Inc.	11,341	(3.5%)	(39,221)
Olin Corp.	11,536	(3.7%)	(42,064)
ON Semiconductor Corp.*	8,308	(3.8%)	(42,184)
Tech Data Corp.*	1,928	(3.8%)	(42,517)
Western Digital Corp.	2,447	(4.1%)	(46,332)
Delphi Technologies plc	4,129	(4.2%)	(47,202)
News Corp. — Class A	15,891	(4.3%)	(48,235)
Owens Corning	2,464	(5.2%)	(58,418)
Ingredion, Inc.	4,095	(5.9%)	(66,293)
Lear Corp.	1,958	(6.5%)	(72,848)
Tyson Foods, Inc. — Class A	8,181	(7.3%)	(82,490)
Molson Coors Brewing Co. — Class B	6,499	(8.8%)	(98,557)
Copa Holdings S.A. — Class A	3,213	(9.8%)	(110,470)
Total Custom Basket of Long Securities			$1,122,648

CUSTOM BASKET OF SHORT SECURITIES[17]
Healthcare Services Group, Inc.	(43,898)	(4.1%)	401,784
Tesla, Inc.*	(1,977)	(1.8%)	173,041
Royal Gold, Inc.	(11,980)	(1.2%)	120,134
NewMarket Corp.	(6,276)	(1.2%)	116,088
Martin Marietta Materials, Inc.	(4,037)	(1.2%)	114,912
Texas Capital Bancshares, Inc.*	(6,791)	(1.1%)	111,208
Valley National Bancorp	(71,209)	(1.0%)	95,452
MarketAxess Holdings, Inc.	(4,372)	(1.0%)	95,068
LendingTree, Inc.*	(2,247)	(0.9%)	93,200
Goldman Sachs Group, Inc.	(3,406)	(0.9%)	88,443
Sterling Bancorp	(30,924)	(0.8%)	78,476
Vulcan Materials Co.	(9,363)	(0.8%)	75,830
Capital Federal Financial, Inc.	(117,226)	(0.7%)	71,153
First Horizon National Corp.	(42,362)	(0.7%)	67,073
Charles Schwab Corp.	(12,381)	(0.7%)	64,782
Schlumberger Ltd.	(8,275)	(0.6%)	61,581
Whirlpool Corp.	(4,179)	(0.6%)	60,025
TripAdvisor, Inc.*	(9,933)	(0.6%)	57,958
BB&T Corp.	(16,263)	(0.6%)	57,666
Steven Madden Ltd.	(24,855)	(0.6%)	54,630
New York Community Bancorp, Inc.	(48,292)	(0.5%)	50,994
Investors Bancorp, Inc.	(70,503)	(0.5%)	50,430
Nucor Corp.	(11,054)	(0.5%)	49,735
Robert Half International, Inc.	(8,260)	(0.5%)	49,606
Pinnacle Financial Partners, Inc.	(12,041)	(0.5%)	46,368
Signature Bank	(4,768)	(0.5%)	45,670

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Appreciation

Associated Banc-Corp.	(22,488)	(0.4%)	$42,851
PriceSmart, Inc.	(9,629)	(0.4%)	41,557
Wabtec Corp.	(4,866)	(0.4%)	41,117
Meredith Corp.	(19,575)	(0.4%)	34,939
KeyCorp	(25,047)	(0.4%)	34,928
BWX Technologies, Inc.	(8,195)	(0.3%)	34,548
Douglas Emmett, Inc.	(38,985)	(0.3%)	33,529
Chubb Ltd.	(6,970)	(0.3%)	30,658
Multi-Color Corp.	(12,353)	(0.3%)	28,712
Fifth Third Bancorp	(17,226)	(0.3%)	26,794
Washington Federal, Inc.	(15,910)	(0.3%)	25,937
Devon Energy Corp.	(14,679)	(0.3%)	25,022
Liberty Property Trust	(15,767)	(0.3%)	24,885
Compass Minerals International, Inc.	(17,466)	(0.2%)	24,672
WR Grace & Co.	(19,953)	(0.2%)	23,901
Covanta Holding Corp.	(42,864)	(0.2%)	23,567
First Republic Bank	(14,580)	(0.2%)	23,502
DowDuPont, Inc.	(7,400)	(0.2%)	23,126
U.S. Bancorp	(15,143)	(0.2%)	22,893
Commercial Metals Co.	(54,660)	(0.2%)	16,806
Polaris Industries, Inc.	(4,848)	(0.2%)	16,632
Southern Copper Corp.	(37,204)	(0.2%)	16,555
Marriott International, Inc. — Class A	(9,682)	(0.2%)	16,244
People's United Financial, Inc.	(28,480)	(0.2%)	16,082
American Homes 4 Rent — Class A	(34,993)	(0.2%)	15,267
Public Storage	(3,287)	(0.2%)	15,047
US Ecology, Inc.	(6,634)	(0.2%)	14,995
Huntington Bancshares, Inc.	(32,986)	(0.1%)	14,079
Corporate Office Properties Trust	(17,163)	(0.1%)	11,905
Old National Bancorp	(25,618)	(0.1%)	11,856
JBG SMITH Properties	(23,930)	(0.1%)	10,145
PolyOne Corp.	(22,798)	(0.1%)	9,518
Asbury Automotive Group, Inc.*	(7,133)	(0.1%)	8,933
CarMax, Inc.*	(6,753)	(0.1%)	8,266
Praxair, Inc.	(2,581)	(0.1%)	8,158
Camden Property Trust	(11,694)	(0.1%)	8,063
Ally Financial, Inc.	(21,095)	(0.1%)	8,029
S&P Global, Inc.	(2,638)	(0.1%)	7,312
Mid-America Apartment Communities, Inc.	(5,126)	(0.1%)	6,912
Paramount Group, Inc.	(67,210)	(0.1%)	5,565
Air Products & Chemicals, Inc.	(2,492)	(0.1%)	5,550
Coca-Cola Co.	(11,023)	(0.1%)	5,273
Ball Corp.	(9,434)	(0.1%)	4,947
Floor & Decor Holdings, Inc. — Class A*	(1,964)	0.0%	4,900
Sealed Air Corp.	(12,211)	0.0%	4,059
Graphic Packaging Holding Co.	(35,365)	0.0%	3,876
Berry Global Group, Inc.*	(10,159)	0.0%	3,573
Caesars Entertainment Corp.*	(47,022)	0.0%	3,367
Guidewire Software, Inc.*	(7,093)	0.0%	3,180
Hormel Foods Corp.	(12,744)	0.0%	2,760
Silgan Holdings, Inc.	(17,744)	0.0%	1,097

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Roper Technologies, Inc.	(3,136)	0.0%	$(1,804)
Tractor Supply Co.	(5,609)	0.0%	(1,839)
Sensient Technologies Corp.	(24,260)	0.0%	(1,872)
Charter Communications, Inc. — Class A*	(1,553)	0.0%	(2,039)
Choice Hotels International, Inc.	(6,137)	0.0%	(2,576)
Regency Centers Corp.	(8,696)	0.0%	(2,834)
Howard Hughes Corp.*	(8,822)	0.0%	(3,649)
Mobile Mini, Inc.	(24,826)	0.0%	(4,404)
Viad Corp.	(8,478)	0.1%	(4,788)
Intercontinental Exchange, Inc.	(7,833)	0.1%	(5,078)
Dentsply Sirona, Inc.	(13,333)	0.1%	(5,311)
Everest Re Group Ltd.	(2,852)	0.1%	(5,350)
Service Corporation International	(11,558)	0.1%	(5,834)
Henry Schein, Inc.*	(6,070)	0.1%	(5,853)
Sotheby's*	(10,366)	0.1%	(7,115)
Norwegian Cruise Line Holdings Ltd.*	(8,919)	0.1%	(7,616)
Ulta Beauty, Inc.*	(1,808)	0.1%	(7,749)
PPG Industries, Inc.	(14,304)	0.1%	(8,006)
Genuine Parts Co.	(11,296)	0.1%	(8,917)
Sempra Energy	(7,393)	0.1%	(8,926)
Northrop Grumman Corp.	(1,781)	0.1%	(9,113)
Alexandria Real Estate Equities, Inc.	(8,315)	0.1%	(10,356)
EOG Resources, Inc.	(6,378)	0.1%	(10,800)
Invitation Homes, Inc.	(70,323)	0.1%	(10,880)
Boston Properties, Inc.	(8,486)	0.1%	(12,387)
Hanesbrands, Inc.	(28,042)	0.1%	(12,667)
PayPal Holdings, Inc.*	(5,920)	0.1%	(13,107)
Scotts Miracle-Gro Co. — Class A	(12,883)	0.1%	(13,831)
Omnicell, Inc.*	(7,255)	0.1%	(14,268)
National Oilwell Varco, Inc.	(17,204)	0.2%	(15,630)
Vornado Realty Trust	(16,141)	0.2%	(17,955)
Welltower, Inc.	(16,177)	0.2%	(18,065)
Church & Dwight Company, Inc.	(8,593)	0.2%	(18,584)
Palo Alto Networks, Inc.*	(2,341)	0.2%	(19,566)
American Campus Communities, Inc.	(26,984)	0.2%	(21,233)
Alliant Energy Corp.	(15,063)	0.2%	(23,492)
NVIDIA Corp.	(1,912)	0.3%	(24,942)
Parsley Energy, Inc. — Class A*	(19,183)	0.3%	(25,234)
FMC Corp.	(7,735)	0.3%	(26,116)
WPX Energy, Inc.*	(34,618)	0.3%	(26,915)
AMETEK, Inc.	(10,169)	0.3%	(27,759)
Cooper Companies, Inc.	(1,571)	0.3%	(28,472)
Ellie Mae, Inc.*	(5,450)	0.3%	(29,009)
HB Fuller Co.	(18,711)	0.3%	(29,388)
Essex Property Trust, Inc.	(4,569)	0.3%	(29,873)
Republic Services, Inc. — Class A	(19,770)	0.3%	(30,227)
Crown Castle International Corp.	(9,351)	0.3%	(30,479)
Eaton Vance Corp.	(9,723)	0.3%	(32,342)

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Equifax, Inc.	(15,899)	0.3%	$(33,040)
General Dynamics Corp.	(3,709)	0.4%	(34,949)
Garmin Ltd.	(7,289)	0.4%	(37,491)
Booking Holdings, Inc.*	(267)	0.4%	(37,903)
Netflix, Inc.*	(1,374)	0.4%	(39,459)
IBERIABANK Corp.	(7,287)	0.4%	(39,674)
Aon plc	(3,956)	0.4%	(40,679)
FireEye, Inc.*	(33,087)	0.4%	(40,684)
American Tower Corp. — Class A	(6,960)	0.4%	(41,480)
Planet Fitness, Inc. — Class A*	(7,079)	0.4%	(41,529)
SBA Communications Corp.*	(6,010)	0.4%	(42,402)
Terreno Realty Corp.	(45,050)	0.4%	(43,965)
Wolverine World Wide, Inc.	(27,303)	0.5%	(45,559)
Xylem, Inc.	(12,532)	0.5%	(46,832)
Federal Realty Investment Trust	(4,414)	0.5%	(48,515)
CF Industries Holdings, Inc.	(9,617)	0.5%	(49,782)
Waste Management, Inc.	(14,381)	0.5%	(51,990)
Incyte Corp.*	(7,639)	0.6%	(54,418)
RenaissanceRe Holdings Ltd.	(5,688)	0.6%	(56,551)
Texas Roadhouse, Inc. — Class A	(8,426)	0.6%	(57,078)
Workday, Inc. — Class A*	(4,105)	0.6%	(57,372)
Realty Income Corp.	(23,412)	0.6%	(60,382)
Sherwin-Williams Co.	(1,538)	0.6%	(60,389)
KAR Auction Services, Inc.	(14,382)	0.6%	(60,806)
Alleghany Corp.	(877)	0.6%	(63,255)
CyrusOne, Inc.	(12,253)	0.6%	(63,581)
Equity Residential	(17,266)	0.7%	(64,197)
Monolithic Power Systems, Inc.	(6,641)	0.7%	(65,049)
Digital Realty Trust, Inc.	(8,736)	0.7%	(65,337)
Aramark	(11,855)	0.7%	(69,891)
Dominion Energy, Inc.	(19,476)	0.7%	(70,432)
TransDigm Group, Inc.*	(1,417)	0.7%	(72,170)
Redwood Trust, Inc.	(46,541)	0.7%	(72,315)
ServiceNow, Inc.*	(3,083)	0.7%	(73,373)
Eversource Energy	(10,962)	0.8%	(73,672)
Costco Wholesale Corp.	(1,814)	0.8%	(73,854)
Healthcare Trust of America, Inc. — Class A	(69,228)	0.8%	(75,196)
AvalonBay Communities, Inc.	(6,428)	0.8%	(83,296)
HCP, Inc.	(39,119)	0.9%	(84,575)
Rexford Industrial Realty, Inc.	(32,438)	0.9%	(88,044)
Kilroy Realty Corp.	(14,982)	0.9%	(89,818)
Vail Resorts, Inc.	(1,488)	1.0%	(95,350)
Haemonetics Corp.*	(9,585)	1.0%	(98,280)
Glacier Bancorp, Inc.	(15,010)	1.0%	(100,773)
Retail Opportunity Investments Corp.	(62,470)	1.1%	(104,259)
IHS Markit Ltd.*	(33,020)	1.1%	(111,684)
Amazon.com, Inc.*	(278)	1.2%	(114,367)
Cable One, Inc.	(1,180)	1.2%	(116,470)
American Water Works Company, Inc.	(16,151)	1.2%	(122,951)
AptarGroup, Inc.	(8,346)	1.3%	(125,041)
RPM International, Inc.	(25,514)	1.3%	(125,280)
MSA Safety, Inc.	(11,726)	1.3%	(130,655)

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Shares	Percentage Value	Value and Unrealized Depreciation

Sun Communities, Inc.	(19,927)	1.4%	$(133,555)
Moody's Corp.	(6,770)	1.4%	(134,888)
ASGN, Inc.*	(14,708)	1.4%	(135,876)
FactSet Research Systems, Inc.	(3,443)	1.4%	(136,703)
Cannae Holdings, Inc.*	(39,892)	1.4%	(137,081)
Equity LifeStyle Properties, Inc.	(18,805)	1.4%	(139,014)
Copart, Inc.*	(9,913)	1.5%	(145,301)
Axis Capital Holdings Ltd.	(22,622)	1.5%	(149,599)
salesforce.com, Inc.*	(7,636)	1.5%	(152,463)
White Mountains Insurance Group Ltd.	(1,437)	1.6%	(156,166)
TransUnion	(8,380)	1.6%	(158,089)
Ecolab, Inc.	(7,168)	1.8%	(172,918)
Shake Shack, Inc. — Class A*	(8,668)	1.8%	(179,662)
EastGroup Properties, Inc.	(13,842)	1.8%	(180,780)
Cornerstone OnDemand, Inc.*	(10,228)	1.9%	(188,089)
Markel Corp.*	(2,081)	1.9%	(188,766)
MSCI, Inc. — Class A	(3,930)	1.9%	(188,893)
Pegasystems, Inc.	(12,886)	1.9%	(189,094)
UDR, Inc.	(27,678)	2.0%	(192,887)
Hess Corp.	(16,684)	2.0%	(198,361)
PTC, Inc.*	(4,926)	2.1%	(205,154)
Tyler Technologies, Inc.*	(3,889)	2.2%	(218,964)
Allegheny Technologies, Inc.*	(36,342)	2.2%	(219,284)
Ultimate Software Group, Inc.*	(2,531)	2.5%	(246,950)
SPS Commerce, Inc.*	(7,086)	2.8%	(278,834)
Crocs, Inc.*	(23,753)	2.9%	(290,245)
Cintas Corp.	(7,102)	3.4%	(337,094)
Tetra Tech, Inc.	(31,455)	4.0%	(396,280)
RLI Corp.	(22,613)	4.3%	(427,572)
Team, Inc.*	(56,852)	4.5%	(448,296)
Exponent, Inc.	(31,592)	4.9%	(487,713)
Verisk Analytics, Inc. — Class A*	(16,918)	5.1%	(499,558)
Rollins, Inc.	(41,005)	6.1%	(599,440)
Balchem Corp.	(22,083)	6.4%	(634,705)
Total Custom Basket of Short Securities			$(9,885,581)

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Consolidated Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $141,960,857 (cost $142,530,738), or 1.9% of total net assets.
[2]	Affiliated issuer.
[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[4]	Security is in default of interest and/or principal obligations.
[5]	Rate indicated is the 7-day yield as of September 30, 2018.
[6]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $3,283,988,165 (cost $3,281,130,118), or 44.5% of total net assets.

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

[7]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[8]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $34,109,625 (cost $37,508,485), or 0.5% of total net assets — See Note 10.

[9]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[10]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[11]	Payment-in-kind security.
[12]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[13]	Zero coupon rate security.
[14]	Rate indicated is the effective yield at the time of purchase.
[15]

Repurchase Agreements — The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained. See additional disclosure in the repurchase agreements table below for more information on repurchase agreements.

[16]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
[17]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at September 30, 2018.
[18]	On September 7, 2009, the issuer was placed in conservatorship by the Federal Housing Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[19]

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2018.

BofA — Bank of America
BRL — Brazilian Real
CAD — Canadian Dollar
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
HUF — Hungarian Forint
ICE — Intercontinental Exchange
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Consolidated Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$178,939,039	$9,102,573	$5,502,560		$193,544,172
Preferred Stocks	—	12,380,846	—		12,380,846
Warrant	—	—	—	*	—
Exchange-Traded Fund	14,532,518	—	—		14,532,518
Mutual Funds	765,441,961	—	—		765,441,961
Money Market Funds	184,039,997	—	—		184,039,997
Asset-Backed Securities	—	2,040,489,796	66,401,735		2,106,891,531
Collateralized Mortgage Obligations	—	1,603,503,603	—		1,603,503,603
Senior Floating Rate Interests	—	739,941,849	75,522,776		815,464,625
Corporate Bonds	—	308,791,750	43,444,723		352,236,473
Foreign Government Debt	—	267,268,993	—		267,268,993
Senior Fixed Rate Interests	—	—	4,448,080		4,448,080
Commercial Paper	—	881,383,127	—		881,383,127
Repurchase Agreements	—	115,668,784	—		115,668,784
Options Purchased	34,932,300	12,247,854	—		47,180,154
Credit Default Swap Agreements**	—	136,690	—		136,690
Interest Rate Swap Agreements**	—	7,594,301	—		7,594,301
Forward Foreign Currency Exchange Contracts**	—	18,282,480	—		18,282,480
Custom Basket Swap Agreements**	—	1,122,648	—		1,122,648
Total Assets	$1,177,885,815	$6,017,915,294	$195,319,874		$7,391,120,983

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Corporate Bonds Sold Short	$—	$21,253,762	$—	$21,253,762
Options Written	12,962,300	1,097,860	—	14,060,160
Credit Default Swap Agreements**	—	181,223	—	181,223
Forward Foreign Currency Exchange Contracts**	—	4,762,733	—	4,762,733
Custom Basket Swap Agreements**	—	9,885,581	—	9,885,581
Unfunded Loan Commitments (Note 9)	—	768,495	754,340	1,522,835
Total Liabilities	$12,962,300	$37,949,654	$754,340	$51,666,294

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at September 30, 2018	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average
Assets:
Asset-Backed Securities	$42,512,286	Yield Analysis	Yield	6.4%	—
Asset-Backed Securities	15,124,716	Model Price	Market Comparable Yields	4.3%	—
Asset-Backed Securities	8,764,733	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Common Stocks	5,502,560	Enterprise Value	Valuation Multiple	5.5x-10.1x	6.1x
Corporate Bonds	43,444,723	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Senior Fixed Rate Interests	4,448,080	Model Price	Market Comparable Yield	12.6%	—
Senior Floating Rate Interests	69,893,605	Yield Analysis	Yield	4.8%-9.5%	8.3%
Senior Floating Rate Interests	2,064,116	Enterprise Value	Valuation Multiple	10.9x	—
Senior Floating Rate Interests	1,522,333	Model Price	Market Comparable Yields	6.3%	—
Senior Floating Rate Interests	1,149,559	Option Adjusted Spread off the prior month end broker mark over the 3 month LIBOR	Indicative Quote	—	—
Senior Floating Rate Interests	893,163	Model Price	Purchase Price	—	—
Total Assets	$195,319,874
Liabilities:
Unfunded Loan Commitments	$754,340	Model Price	Purchase Price	—	—

Significant changes in an indicative quote, yield, market comparable yields, or valuation multiples would generally result in significant changes in the fair value of the security.

Any remaining Level 3 securities held by the Fund and excluded from the tables above, were not considered material to the Fund.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

For the year ended September 30, 2018, the Fund had securities with a total value of $6,340,182 transfer into Level 3 from Level 2 due to lack of observable inputs and had securities with a total value of $64,194,669 transferred out of Level 3 into Level 2 due to the availability of current and reliable market-based data provided by a third-party pricing service which utilizes significant observable inputs. For the year ended September 30, 2018, the Fund had liabilities with a total value of $757,615 transfer from Level 3 to Level 2 due to availability of market price information at year end. There were no other securities that transferred between levels.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended September 30, 2018:

	Assets
	Asset- Backed Securities	Collateralized Mortgage Obligations	Corporate Bonds	Senior Floating Rate Interests	Common Stocks
Beginning Balance	$59,045,623	$97,480,054	$59,762,406	$73,160,403	$237,892
Purchases/(Receipts)	15,300,000	850,469	5,319,500	37,369,655	5,288,838
(Sales, maturities and paydowns)/Fundings	(2,580,321)	(57,720,579)	(7,332,696)	(39,075,983)	(1,000)
Amortization of discount/premiums	12,613	889,939	432,466	688,676	—
Total realized gains or losses included in earnings	—	—	507,760	616,696	442
Total change in unrealized appreciation (depreciation) included in earnings	(1,258,422)	720,469	(937,218)	(27,789)	(23,612)
Transfers into Level 3	—	—	—	6,340,182	—
Transfers out of Level 3	(4,117,758)	(42,220,352)	(14,307,495)	(3,549,064)	—
Ending Balance	$66,401,735	$—	$43,444,723	$75,522,776	$5,502,560
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2018	$(1,184,332)	$—	$(1,322,571)	$(57,721)	$(23,612)

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

	Assets			Liabilities
	Preferred Stocks	Senior Fixed Rate Interests	Total Assets	Unfunded Loans
Beginning Balance	$59,084	$—	$289,745,462	$(1,610,986)
Purchases/(Receipts)	—	4,582,500	68,710,962	(2,006,164)
(Sales, maturities and paydowns)/Fundings	—	—	(106,710,579)	1,970,840
Amortization of discount/premiums	—	13,039	2,036,733	—
Total realized gains or losses included in earnings	—	—	1,124,898	1,182,323
Total change in unrealized appreciation (depreciation) included in earnings	(59,084)	(147,459)	(1,733,115)	(1,047,968)
Transfers into Level 3	—	—	6,340,182	—
Transfers out of Level 3	—	—	(64,194,669)	757,615
Ending Balance	$—	$4,448,080	$195,319,874	$(754,340)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at September 30, 2018	$—	$(147,459)	$(2,735,695)	$263,526

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities, a range of rates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Range of future rates	Final future step up date
Apollo Aviation Securitization Equity Trust 2016-1A, 6.50% due 03/17/36	8.50%	03/15/23	8.50%	03/15/23
Bayview Opportunity Master Fund IIIa Trust 2017-RN7, 3.10% due 09/28/32	4.11%	09/28/19	8.11%-12.11%	09/28/20
Castle Aircraft SecuritizationTrust 2015-1A, 5.75% due 12/15/40	7.75%	11/30/22	7.75%	11/30/22
GCAT LLC 2018-1, 3.84% due 06/25/48	6.84%	05/26/21	7.84%	05/26/22
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements, with the exception of where securities are being sold short. The interest rate on repurchase agreements is market driven and based on the underlying collateral obtained.

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Deutsche Bank			Great Wolf Trust
2.69%			6.50%
10/26/18	$32,250,000	$32,469,037	09/15/34	$43,000,000	$43,197,800

BNP Paribas
2.54%
11/01/18	50,900,000	51,248,217	MASTR Adjustable Rate Mortgages Trust
			2.42%
			05/25/47	$42,600,000	$36,435,780
			Morgan Stanley Capital Inc.
			2.89%
			09/25/35	17,232,258	15,534,881
			Nationstar Home Equity Loan Trust
			2.54%
			04/25/37	11,731,000	11,400,186
			Park Place Securities Inc Asset-Backed Pass-Through Certificates Series
			3.49%
			12/25/34	10,190,000	10,230,760
			Morgan Stanley Capital Inc.
			3.00%
			01/25/35	8,000,000	7,647,200
			First Franklin Mortgage Loan Trust
			2.78%
			12/25/35	5,392,000	5,197,349
				$95,145,258	$86,446,155

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Barclays
2.52% (1 Month USD LIBOR + 0.30%)
Open Maturity*	$17,378,034	$17,378,034
(8.75)% - 1.75%
Open Maturity**	6,259,750	6,259,750
	23,637,784	23,637,784	Hunt Cos Inc. 6.25%
			02/15/26	$13,374,000	$12,471,255
			Tenet Healthcare Corp.
			4.63%
			07/15/24	5,000,000	4,862,500
			Quorum Health Corp.
			11.63%
			04/15/23	2,400,000	2,400,000
			SBA Communications Corp.
			4.88%
			09/01/24	1,304,000	1,286,005
			AK Steel Corp.
			6.38%
			10/15/25	1,000,000	951,200
			Gogo Intermediate Holdings LLC / Gogo Finance Co Inc.
			12.50%
			07/01/22	800,000	876,800
			INEOS Group Holdings SA
			5.63%
			08/01/24	750,000	738,525
			Monitronics International Inc.
			9.13%
			04/01/20	650,000	487,500
			Staples Inc.
			8.50%
			09/15/25	200,000	188,500
			Enova International Inc.
			8.50%
			09/15/25	400,000	398,000
				$25,878,000	$24,660,285

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CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
Jefferies & Company, Inc.			3M Co.
2.75% - 5.16%			3.00%
10/04/18 - 10/09/18	$5,196,000	$5,196,000	09/14/21	$4,995,000	$4,981,014
			City of Haverhill MA
			3.00%
			09/01/19	1,700,000	1,713,668
				$6,695,000	$6,694,682

Citigroup Global Markets
(8.00%) - 1.37%
Open Maturity**	3,685,000	3,685,000	Staples Inc.
			8.50%
			09/15/25	1,100,000	1,036,750
			Gogo Intermediate Holdings LLC / Gogo Finance Co Inc.
			12.50%
			07/01/22	900,000	986,400
			TMS International Corp.
			7.25%
			08/15/25	800,000	806,000
			Tenet Healthcare Corp.
			8.13%
			04/01/22	500,000	526,900
			Monitronics International Inc.
			9.13%
			04/01/20	300,000	225,000
				$3,600,000	$3,581,050

*

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

**

The rate is adjusted periodically by the counterparty, subject to approval by the Adviser, and is not based upon a set reference rate and spread. Rate indicated is the rate effective at September 30, 2018.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
MACRO OPPORTUNITIES FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17		Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Common Stocks
Aspect Software Parent, Inc.*,1	$—		$—	$—	$—	$—
Targus Group International Equity, Inc.*,1	19,586		—	(1,000)	442	14,035
Warrants
Aspect Software Parent, Inc.*,1	—		—	—	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund – Institutional Class	166,996,450		8,120,854	—	—	(12,299,793)
Guggenheim Floating Rate Strategies Fund – Institutional Class	12,926,051		567,458	—	—	(44,825)
Guggenheim Limited Duration Fund – Institutional Class	297,474,146		7,728,288	—	—	(1,932,668)
Guggenheim Risk Managed Real Estate Fund – Institutional Class	15,005,412		837,706	—	—	(390,955)
Guggenheim Strategy Fund I	87,752,252		2,385,278	—	—	(210,840)
Guggenheim Strategy Fund II	98,202,891		2,871,012	—	—	(316,787)
Guggenheim Strategy Fund III	—		79,926,756	—	—	(156,725)
Exchange-Traded Funds
Invesco Solar ETF[4]	15,170,155		—	—	—	—
Senior Floating Rate Interests
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2]	1,021,935		20,373	(26,810)	—	(154,752)
Targus Group International, Inc. due 05/24/16[1,3]	—	**	—	—	—	—
	$694,568,878		$102,457,725	$(27,810)	$442	$(15,493,310)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

CONSOLIDATED SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
MACRO OPPORTUNITIES FUND

Security Name	Value 09/30/18		Shares 09/30/18	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.*,1	$—	**	117	$—	$—
Targus Group International Equity, Inc.*,1	33,063		12,773	—	—
Warrants
Aspect Software Parent, Inc.*,1	—	**	92,949	—	—
Mutual Funds
Guggenheim Alpha Opportunity Fund – Institutional Class	162,817,511		5,863,072	—	8,120,854
Guggenheim Floating Rate Strategies Fund – Institutional Class	13,448,684		518,254	568,617	—
Guggenheim Limited Duration Fund – Institutional Class	303,269,766		12,283,101	7,721,850	—
Guggenheim Risk Managed Real Estate Fund – Institutional Class	15,452,163		527,918	316,593	521,113
Guggenheim Strategy Fund I	89,926,690		3,589,888	2,356,260	33,358
Guggenheim Strategy Fund II	100,757,116		4,033,511	2,823,785	52,555
Guggenheim Strategy Fund III	79,770,031		3,190,801	1,907,733	19,023
Exchange-Traded Funds
Invesco Solar ETF[4]	—		—	311,741	—
Senior Floating Rate Interests
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2]	860,746		1,032,379	148,056	—
Targus Group International, Inc. due 05/24/16[1,3]	—	**	152,876	—	—
	$766,335,770			$16,154,635	$8,746,903

*	Non-income producing security.
**	Market value is less than $1.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. Total market value of the fair valued securities amount to $33,063, (cost $161,586) or less than 0.1% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security is in default of interest and/or principle obligations.
[4]	Security is no longer an affiliated entity as a result of Invesco’s acquisition of Guggenheim Investments’ ETF business in spring of 2018.

82 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES
MACRO OPPORTUNITIES FUND

September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $6,497,177,429)	$6,481,980,310
Investments in affiliated issuers, at value (cost $769,705,320)	766,335,770
Repurchase agreements, at value (cost $115,668,784)	115,668,784
Foreign currency, at value (cost $1,127,999)	1,124,575
Cash	35,970,497
Segregated cash with broker	24,529,637
Unamortized upfront premiums paid on credit default swap agreements	380,717
Unrealized appreciation on swap agreements	1,259,338
Unrealized appreciation on forward foreign currency exchange contracts	18,282,480
Prepaid expenses	298,036
Unamortized upfront premiums paid on interest rate swap agreements	283,725
Receivables:
Securities sold	107,772,867
Interest	21,638,948
Fund shares sold	11,129,332
Dividends	1,648,374
Foreign tax reclaims	48,175
Total assets	7,588,351,565

Liabilities:
Unfunded loan commitments, at value (Note 9) (proceeds $2,024,418)	1,522,835
Securities sold short, at value (proceeds $21,542,384)	21,253,762
Options written, at value (premiums received $9,757,735)	14,060,160
Segregated cash due to broker	11,289,632
Unrealized depreciation on swap agreements	10,066,804
Unrealized depreciation on forward foreign currency exchange contracts	4,762,733
Payable for:
Securities purchased	104,737,325
Fund shares redeemed	28,149,376
Variation margin on interest rate swap agreements	6,523,838
Management fees	3,687,803
Swap settlement	3,365,156
Distributions to shareholders	2,888,023
Transfer agent/maintenance fees	604,358
Distribution and service fees	482,540
Fund accounting/administration fees	434,796
Due to Investment Adviser	72,496
Trustees’ fees*	8,318
Miscellaneous	434,840
Total liabilities	214,344,795
Net assets	$7,374,006,770

Net assets consist of:
Paid in capital	$7,459,172,486
Total distributable earnings (loss)	(85,165,716)
Net assets	$7,374,006,770

A-Class:
Net assets	$714,630,280
Capital shares outstanding	26,933,993
Net asset value per share	$26.53
Maximum offering price per share (Net asset value divided by 96.00%)	$27.64

C-Class:
Net assets	$433,121,033
Capital shares outstanding	16,334,411
Net asset value per share	$26.52

P-Class:
Net assets	$160,577,508
Capital shares outstanding	6,050,148
Net asset value per share	$26.54

Institutional Class:
Net assets	$6,065,677,949
Capital shares outstanding	228,316,855
Net asset value per share	$26.57

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 83

CONSOLIDATED STATEMENT OF OPERATIONS
MACRO OPPORTUNITIES FUND

Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $1,443)	$5,119,187
Dividends from securities of affiliated issuers	16,006,579
Interest from unaffiliated issuers (net of foreign withholding tax of $5,126)	256,458,368
Interest from affiliated issuers	148,056
Total investment income	277,732,190

Expenses:
Management fees	59,905,312
Distribution and service fees:
A-Class	2,044,669
C-Class	4,458,859
P-Class	446,734
Transfer agent/maintenance fees:
A-Class	1,101,914
C-Class	259,160
P-Class	270,623
Institutional Class	3,442,253
Fund accounting/administration fees	5,460,406
Interest expense	1,563,229
Line of credit fees	390,331
Custodian fees	179,229
Trustees’ fees*	72,554
Miscellaneous	1,678,467
Recoupment of previously waived fees:
A-Class	287,767
C-Class	471,329
P-Class	74,703
Total expenses	82,107,539
Less:
Expenses reimbursed by Adviser:
A-Class	(99,047)
C-Class	(54)
P-Class	(64,567)
Institutional Class	(3,507,473)
Expenses waived by Adviser	(6,026,440)
Total waived/reimbursed expenses	(9,697,581)
Net expenses	72,409,958
Net investment income	205,322,232
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	24,958,830
Investments in affiliated issuers	442
Distributions received from affiliated investment company shares	8,746,903
Swap agreements	(8,373,180)
Foreign currency transactions	(343,524)
Forward foreign currency exchange contracts	9,523,736
Securities sold short	1,316,268
Options purchased	15,916,191
Options written	(33,675,642)
Net realized gain	18,070,024
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(67,322,744)
Investments in affiliated issuers	(15,493,310)
Securities sold short	318,137
Swap agreements	3,391,025
Options purchased	29,080,425
Options written	(6,883,916)
Foreign currency translations	(87,774)
Forward foreign currency exchange contracts	13,258,885
Net change in unrealized appreciation (depreciation)	(43,739,272)
Net realized and unrealized loss	(25,669,248)
Net increase in net assets resulting from operations	$179,652,984

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$205,322,232	$178,908,439
Net realized gain on investments	18,070,024	64,276,159
Net change in unrealized appreciation (depreciation) on investments	(43,739,272)	40,465,593
Net increase in net assets resulting from operations	179,652,984	283,650,191

Distributions to shareholders:
A-Class	(23,691,782)	(30,384,869)[1]
C-Class	(9,668,422)	(11,057,083)[1]
P-Class	(5,201,207)	(5,729,629)[1]
Institutional Class	(180,095,136)	(133,534,525)[1]
Total distributions to shareholders	(218,656,547)	(180,706,106)

Capital share transactions:
Proceeds from sale of shares
A-Class	328,520,122	483,524,829
C-Class	91,817,691	170,420,290
P-Class	104,834,460	199,175,124
Institutional Class	3,054,881,732	3,058,857,215
Distributions reinvested
A-Class	19,275,179	24,670,444
C-Class	8,238,846	9,315,475
P-Class	5,192,408	5,726,531
Institutional Class	155,391,320	114,415,649
Cost of shares redeemed
A-Class	(521,979,332)	(362,235,603)
C-Class	(99,156,360)	(91,211,749)
P-Class	(137,512,748)	(82,662,396)
Institutional Class	(1,704,634,359)	(857,219,760)
Net increase from capital share transactions	1,304,868,959	2,672,776,049
Net increase in net assets	1,265,865,396	2,775,720,134

Net assets:
Beginning of year	6,108,141,374	3,332,421,240
End of year	$7,374,006,770	$6,108,141,374

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (See Note 12).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 85

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS (concluded)
MACRO OPPORTUNITIES FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	12,309,117	18,254,924
C-Class	3,442,802	6,433,626
P-Class	3,930,414	7,529,638
Institutional Class	114,423,497	115,288,077
Shares issued from reinvestment of distributions
A-Class	723,618	931,159
C-Class	309,569	351,944
P-Class	194,873	215,727
Institutional Class	5,827,797	4,307,627
Shares redeemed
A-Class	(19,582,955)	(13,675,512)
C-Class	(3,724,094)	(3,447,364)
P-Class	(5,158,216)	(3,109,430)
Institutional Class	(63,860,836)	(32,306,620)
Net increase in shares	48,835,586	100,773,796

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2018[g]	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.67	$26.01	$26.07	$26.81	$26.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.95	1.16	.98	1.10
Net gain (loss) on investments (realized and unrealized)	(.08)	.68	.21	(.55)	.69
Total from investment operations	.64	1.63	1.37	.43	1.79
Less distributions from:
Net investment income	(.78)	(.97)	(1.43)	(1.17)	(1.27)
Return of capital	—	—	—	—	(.02)
Total distributions	(.78)	(.97)	(1.43)	(1.17)	(1.29)
Net asset value, end of period	$26.53	$26.67	$26.01	$26.07	$26.81

Total Return[b]	2.42%	6.33%	5.57%	1.59%	6.88%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$714,630	$893,104	$727,602	$844,523	$357,765
Ratios to average net assets:
Net investment income (loss)	2.72%	3.58%	4.59%	3.67%	4.08%
Total expenses[c]	1.43%	1.42%	1.65%	1.52%	1.51%
Net expenses[d,e,f]	1.33%	1.27%	1.46%	1.38%	1.36%
Portfolio turnover rate	66%	61%	61%	40%	54%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2018[g]	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.65	$25.99	$26.05	$26.79	$26.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.75	.98	.78	.90
Net gain (loss) on investments (realized and unrealized)	(.08)	.68	.20	(.55)	.69
Total from investment operations	.45	1.43	1.18	.23	1.59
Less distributions from:
Net investment income	(.58)	(.77)	(1.24)	(.97)	(1.07)
Return of capital	—	—	—	—	(.02)
Total distributions	(.58)	(.77)	(1.24)	(.97)	(1.09)
Net asset value, end of period	$26.52	$26.65	$25.99	$26.05	$26.79

Total Return[b]	1.69%	5.55%	4.79%	0.84%	6.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$433,121	$434,634	$337,075	$374,633	$248,359
Ratios to average net assets:
Net investment income (loss)	1.98%	2.83%	3.87%	2.90%	3.34%
Total expenses[c]	2.18%	2.14%	2.36%	2.24%	2.22%
Net expenses[d,e,f]	2.09%	2.03%	2.20%	2.13%	2.10%
Portfolio turnover rate	66%	61%	61%	40%	54%

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2018[g]	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Period Ended Sept. 30, 2015[g,h]
Per Share Data
Net asset value, beginning of period	$26.68	$26.02	$26.07	$26.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.73	.92	1.20	.37
Net gain (loss) on investments (realized and unrealized)	(.09)	.71	.21	(.62)
Total from investment operations	.64	1.63	1.41	(.25)
Less distributions from:
Net investment income	(.78)	(.97)	(1.46)	(.46)
Total distributions	(.78)	(.97)	(1.46)	(.46)
Net asset value, end of period	$26.54	$26.68	$26.02	$26.07

Total Return	2.42%	6.33%	5.74%	(0.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$160,578	$188,980	$63,665	$63,819
Ratios to average net assets:
Net investment income (loss)	2.73%	3.48%	4.73%	3.36%
Total expenses[c]	1.46%	1.44%	1.49%	1.43%
Net expenses[d,e,f]	1.33%	1.26%	1.33%	1.30%
Portfolio turnover rate	66%	61%	61%	40%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

FINANCIAL HIGHLIGHTS (continued)
MACRO OPPORTUNITIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2018[g]	Year Ended Sept. 30, 2017[g]	Year Ended Sept. 30, 2016[g]	Year Ended Sept. 30, 2015[g]	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.71	$26.04	$26.10	$26.84	$26.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	1.02	1.26	1.06	1.18
Net gain (loss) on investments (realized and unrealized)	(.09)	.71	.21	(.54)	.70
Total from investment operations	.75	1.73	1.47	.52	1.88
Less distributions from:
Net investment income	(.89)	(1.06)	(1.53)	(1.26)	(1.36)
Return of capital	—	—	—	—	(.02)
Total distributions	(.89)	(1.06)	(1.53)	(1.26)	(1.38)
Net asset value, end of period	$26.57	$26.71	$26.04	$26.10	$26.84

Total Return	2.83%	6.73%	5.97%	1.92%	7.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,065,678	$4,591,424	$2,204,079	$2,396,622	$914,366
Ratios to average net assets:
Net investment income (loss)	3.15%	3.86%	4.96%	3.97%	4.37%
Total expenses[c]	1.08%	1.06%	1.29%	1.20%	1.18%
Net expenses[d,e,f]	0.93%	0.91%	1.08%	1.05%	1.02%
Portfolio turnover rate	66%	61%	61%	40%	54%

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
MACRO OPPORTUNITIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.04%	0.02%
C-Class	0.11%	0.04%
P-Class	0.04%	0.02%
Institutional Class	—	—

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement and affiliated fee waivers. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.31%	1.25%	1.28%	1.30%	1.27%
C-Class	2.06%	2.00%	2.02%	2.05%	2.01%
P-Class	1.31%	1.24%	1.15%	1.21%	N/A
Institutional Class	0.90%	0.88%	0.90%	0.97%	0.94%

[g]	Consolidated.
[h]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 – Organization, Consolidation of Subsidiary and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Macro Opportunities Fund (the “Fund”), a non-diversified investment company. At September 30, 2018, only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC (“GPIM”) which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Consolidation of Subsidiary

The consolidated financial statements of the Fund includes the accounts of a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”). Significant inter-company accounts and transactions have been eliminated in consolidation for the Fund.

The Fund may invest up to 25% of its total assets in its Subsidiary which acts as an investment vehicle in order to effect certain investments consistent with the Fund’s investment objective and policies.

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A summary of the Fund’s investment in its Subsidiary is as follows:

Commencement Date of Subsidiary	Subsidiary Net Assets at September 30, 2018	% of Net Assets of the Fund at September 30, 2018
01/08/15	$8,027,672	0.11%

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

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Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds (“ETFs”) and closed-end investment companies (“CEFs”) are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

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Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

The values of OTC swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

The value of equity swaps with custom portfolio baskets shall be computed by using the last exchange sale price for each underlying equity security within the swap agreement. A custom portfolio equity swap will be adjusted to include dividends accrued, financing charges and/or interest, as applicable, under the swap agreement.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating

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rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Consolidated Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2018.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually take delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Short Sales

When the Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written

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option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default or interest rate swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(g) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(h) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

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(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Consolidated Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Consolidated Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are

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reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Consolidated Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Consolidated Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Consolidated Financial Statements.

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Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Speculation: the use of an instrument to express macro-economic and other investment views.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

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Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Use	Average Notional Purchased
Duration, Hedge, Speculation	$12,309,954,748

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:

Use	Average Notional Written
Duration, Hedge, Speculation	$10,763,575,251

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initital margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity.

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For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) or a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Fund’s use and volume of custom basket swaps on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Leverage	$56,792,903	$178,668,180

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge	$—	$809,325,000

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. The Fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference

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index. The Notional Amount reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Fund’s use and volume of credit default swaps on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Hedge, Speculation	$—	$7,900,000

A credit default swap enables a fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. Generally, the seller of credit protection against an issuer or basket of securities receives a periodic payment from the buyer to compensate against potential default events. If a default event occurs, the seller must pay the buyer the full notional value of the reference obligation in exchange for the reference obligation. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. A fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

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The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$144,126,593	$900,136,024

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Credit/Interest Rate contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Variation margin on interest rate swap agreements
Unamortized upfront premiums paid on interest rate swap agreements

Equity/Interest rate contracts	Investments in unaffiliated issuers, at value	Options written, at value

Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Default Risk	Options Written Interest Rate Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
$1,122,648	$7,594,301	$136,690	$—	$—	$34,932,300	$12,247,854	$18,282,480	$74,316,273

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Liability Derivative Investments Value
Swaps Equity Risk	Swaps Interest Rate Risk*	Swaps Credit Default Risk	Options Written Interest Rate Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
$9,885,581	$—	$181,223	$12,962,300	$1,097,860	$—	$—	$4,762,733	$28,889,697

*

Includes cumulative appreciation (depreciation) of interest rate swap agreements as reported on the Consolidated Schedule of Investments. Variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

Equity/Interest rate contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Consolidated Statement of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Default Risk	Options Written Interest Rate Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$(20,614,082)	$12,428,921	$(188,019)	$(36,389,034)	$2,713,392	$38,905,374	$(22,989,183)	$9,523,736	$(16,608,895)

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Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Consolidated Statement of Operations
Swaps Equity Risk	Swaps Interest Rate Risk	Swaps Credit Default Risk	Options Written Interest Rate Risk	Options Written Equity Risk	Options Purchased Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$(5,024,357)	$8,459,915	$(44,533)	$(7,143,945)	$260,029	$29,317,237	$(236,812)	$13,258,885	$38,846,419

In conjunction with short sales and the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Fund may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are

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generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Consolidated Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

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counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Consolidated Statement of Assets and Liabilities in conformity with U.S. GAAP:

		Gross Amounts Offset in the	Net Amount of Assets Presented on the	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Consolidated Statement of Assets and Liabilities	Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options purchased contracts	$12,247,854	$—	$12,247,854	$(1,097,860)	$—	$11,149,994
Credit default swap agreements	136,690	—	136,690	(71,824)	—	64,866
Custom basket swap agreements	1,122,648	—	1,122,648	(1,122,648)	—	—
Forward foreign currency exchange contracts	18,282,480	—	18,282,480	(4,435,438)	(10,954,632)	2,892,410

		Gross Amounts Offset in the	Net Amount of Liabilities Presented on the	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Consolidated Statement of Assets and Liabilities	Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Options written contracts	$1,097,860	$—	$1,097,860	$(1,097,860)	$—	$—
Credit default swap agreements	181,223	—	181,223	(71,824)	—	109,399
Custom basket swap agreements	9,885,581	—	9,885,581	(1,122,648)	(8,762,933)	—
Forward foreign currency exchange contracts	4,762,733	—	4,762,733	(4,435,438)	—	327,295

[1]	Exchange-traded or centrally cleared derivatives are excluded from these reported amounts.

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The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The derivatives tables following the Consolidated Schedule of Investments list each counterparty for which cash collateral may have been pledged or received at period end. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Morgan Stanley	Forward Foreign Currency Exchange Contracts, Custom Basket Swap agreements	$12,025,000	$—
Barclays	Repurchase agreements	—	335,000
Goldman Sachs Group	Forward Foreign Currency Exchange Contracts	—	2,560,000
BofA Merrill Lynch	Interest Rate Swap agreements	12,504,637	—
Citigroup	Forward Foreign Currency Exchange Contracts	—	5,164,632
JPMorgan Chase & Co.	Forward Foreign Currency Exchange Contracts	—	3,230,000
		$24,529,637	$11,289,632

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

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Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.89% of the average daily net assets of the Fund. A breakpoint of 5 basis points (0.05%) on average daily net asets above $5 billion will apply to the Fund’s advisory fees.

GI has contractually agreed to waive the management fee it receives from the Subsidiary in an amount equal to the management fee paid to GI by the Subsidiary. This undertaking will continue in effect for so long as the Fund invests in the Subsidiary, and may not be terminated by GI unless GI obtains the prior approval of the Fund’s Board for such termination. For the year ended September 30, 2018, the Fund waived $71,484 related to advisory fees in the Subsidiary.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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The contractual expense limitation agreement for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Macro Opportunities Fund - A-Class	1.36%	11/30/12	02/01/20
Macro Opportunities Fund - C-Class	2.11%	11/30/12	02/01/20
Macro Opportunities Fund - P-Class	1.36%	05/01/15	02/01/20
Macro Opportunities Fund - Institutional Class	0.95%	11/30/12	02/01/20

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	Total
A-Class	$990,093	$698,565	$369,679	$2,058,337
C-Class	170,122	203,863	169,716	543,701
P-Class	—	160,330	123,284	283,614
Institutional Class	3,487,376	2,955,151	5,293,700	11,736,227

For the year ended September 30, 2018, GI recouped $833,799 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2018, the Fund waived $3,669,736 related to investments in affiliated funds.

For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York

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Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2018, the Fund entered into reverse repurchase agreements:

Number of Days Outstanding	Balance at September 30, 2018	Average Balance Outstanding	Average Interest Rate
261	$—	$2,022,110	(0.31)%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

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The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gains	Total Distributions
$218,656,547	$—	$218,656,547

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gains	Total Distributions
$180,706,106	$—	$180,706,106

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized Appreciation/ (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$28,009,330	$—	$(102,088,482)	$—	$(11,086,564)	$(85,165,716)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

For the year ended September 30, 2018, the following capital loss carryforward amount was utilized:

Total
$22,684,347

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities and swaps, the “mark-to-market” of certain forward foreign exchange contracts, the “mark-to-market” of certain options contracts, losses deferred due to wash sales, foreign currency gains and losses, dividend payable, amortization, and transactions with the Fund’s wholly owned foreign subsidiary. Additional differences may result from the investments in partnerships, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain foreign currency denominated securities. To the extent these

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differences are permanent and would require a reclassifcation between paid in capital and total distributable earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$618,006	$(618,006)

At September 30,2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$7,435,221,587	$54,684,060	$(157,238,360)	$(102,554,300)

Note 8 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,407,816,295	$3,685,583,333

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$24,466,731	$25,048,888	$273,428

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Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2018, were as follows:

Borrower	Maturity Date	Face Amount**		Value
Acosta, Inc.	09/26/19		2,533,333	$652,865
Advantage Sales & Marketing LLC	07/25/19		1,275,000	95,944
Bullhorn, Inc.	11/21/22		431,117	10,396
Capstone Logistics	11/10/18		242,236	1,160
Convergint Technologies	02/03/25		17,427	7
Dominion Web Solutions LLC	06/15/23		461,538	—	*
EG Finco Ltd.	02/07/25	EUR	840,979	4,429
Epicor Software	06/01/20		2,000,000	82,715
Fortis Solutions Group LLC	12/15/23		1,010,758	53,706
Galls LLC	01/31/24		227,646	26,389
Galls LLC	01/31/25		1,533,306	—	*
ICP Industrial, Inc.	11/03/23		208,275	1,041
Lumentum Holdings, Inc.	03/11/19		2,450,000	—	*
Lytx, Inc.	08/31/22		363,158	35,625
Mavis Tire Express Services Corp.	02/28/25		1,727,673	6,479
Ministry Brands LLC	12/02/22		295,633	1,478
MRI Software LLC	06/30/23		237,000	5,601
National Technical Systems	06/12/21		250,000	14,077
Recess Holdings, Inc.	09/30/24		1,429	—	*
SLR Consulting Ltd.	05/23/25	GBP	300,000	5,570
Solera LLC	03/03/21		7,560,000	516,547
Thermasys Corp.	11/11/18		171,395	—	*
VT Topco, Inc.	08/17/25		162,667	—	*
Wencor Group	06/19/19		315,385	8,806
				$1,522,835

*	Security has a market value of $0.
**	The face amount is denominated in U.S. dollars unless otherwise indicated.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,2]	01/18/12	$1,691,717	$52,458
Copper River CLO Ltd.
2007-1A, due 01/20/21[3]	05/09/14	1,779,373	766,483
Customers Bank
6.13% due 06/26/29[4]	06/24/14	4,500,000	4,585,419
GMAC Commercial Mortgage Asset Corp.
2004-POKA, 6.36% due 09/10/44	05/11/17	10,051,559	9,292,249
Highland Park CDO I Ltd.
2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[2]	04/14/15	1,844,963	2,304,083
Offutt AFB America First Community LLC
5.46% due 09/01/50	02/21/17	5,420,439	5,473,891
Princess Juliana International Airport Operating Company N.V.,
5.50% due 12/20/27	12/17/12	1,519,435	1,347,495
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 4.70% due 06/15/48	05/25/18	6,980,308	6,899,823
Turbine Engines Securitization Ltd.
2013-1A, 6.38% due 12/13/48	11/27/13	1,551,572	1,339,245
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	2,169,119	2,048,479
		$37,508,485	$34,109,625

[1]	Security is in default of interest and/or principal obligations.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s

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investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for the Fund is referenced in the Consolidated Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (concluded)

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Macro Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Guggenheim Macro Opportunities Fund (the “Fund”), (one of the funds constituting the Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (consolidated for each of the four years in the period then ended) and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (consolidated for each of the four years in the period then ended), in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodians, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2). See qualified interest income in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
2.26%	2.26%	77.92%

With respect to the taxable year ended September 30, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain, using proceeds from shareholder redemptions:
$554,732

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund
(“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

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● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”),

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

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In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one -year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

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Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

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After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management

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OTHER INFORMATION (Unaudited)(continued)

fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

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OTHER INFORMATION (Unaudited)(continued)

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts

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OTHER INFORMATION (Unaudited)(continued)

as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other

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OTHER INFORMATION (Unaudited)(continued)

determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation

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OTHER INFORMATION (Unaudited)(concluded)

of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council; Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providingthe services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

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We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 147

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Floating Rate Strategies Fund

GuggenheimInvestments.com	FR-ANN-0918x0919

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
FLOATING RATE STRATEGIES FUND	9
NOTES TO FINANCIAL STATEMENTS	49
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	85
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	92

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Floating Rate Strategies Fund (the “Fund”) for the annual fiscal period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC, is the distributor of the Fund. Guggenheim Funds Distributors, LLC, is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2018

Floating Rate Strategies Fund may not be suitable for all investors. ● Investments in floating rate senior secured syndicated bank loans and other floating rate securities involve special types of risks, including credit rate risk, interest rate risk, liquidity risk and prepayment risk. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund may use leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements and synthetic instruments (such as synthetic collateralized debt obligations) expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● The Fund is subject to active trading risks that may increase volatility and impact its ability to achieve its investment objective. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the U.S. Treasury curve continued its bear-flattening trend (when short-term rates increase at a faster rate than long-term rates), as the yield on the 2-year U.S. Treasury rose 134 basis points, from 1.48% to 2.82% and the yield on the 10-year U.S. Treasury rising just 73 basis points, from 2.33% to 3.06%. The difference between the 2-year U.S. Treasury and 10-year U.S. Treasury narrowed from 85 basis points to 24 basis points. In September, the Federal Open Market Committee raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(continued)	September 30, 2018

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 17.91%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Credit Suisse Leveraged Loan Index tracks the investable market of the U.S. dollar denominated leveraged loan market. It consists of issues rated “5B” or lower, meaning that the highest rated issues included in this index are Moody’s/S&P ratings of Baa1/BB+ or Ba1/BBB+. All loans are funded term loans with a tenor of at least one year and are made by issuers domiciled in developed countries.

ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	1.03%	1.96%	$1,000.00	$1,019.60	$5.27
C-Class	1.79%	1.57%	1,000.00	1,015.70	9.14
P-Class	1.03%	1.96%	1,000.00	1,019.60	5.27
Institutional Class	0.79%	2.12%	1,000.00	1,021.20	4.05

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
A-Class	1.03%	5.00%	$1,000.00	$1,019.90	$5.22
C-Class	1.79%	5.00%	1,000.00	1,016.09	9.05
P-Class	1.03%	5.00%	1,000.00	1,019.90	5.22
Institutional Class	0.79%	5.00%	1,000.00	1,021.11	4.00

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Floating Rate Strategies Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Kevin H. Gundersen, Senior Managing Director and Portfolio Manager; and Thomas J. Hauser, Senior Managing Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Floating Rate Strategies Fund returned 3.80%1 net of fees, compared with the 5.60% return of its benchmark, the Credit Suisse Leveraged Loan Index.

In the bank loan market, the lower-quality end of the market continued to perform well, as low-rated credits were bid up as investors searched for yield with spreads tightening and prices for most credits hovering around par. CCC-rated names outperformed, returning 11.7% during the year, relative to the benchmark return of 5.6%. Single-B rated credits performed relatively in line, at 5.5%, while BB-rated credits lagged slightly at 4.6%. Energy was a top performing sector at 8.8%, followed closely by Electric at 7.2%. The Consumer Non-Cyclical sector was the worst performing, though still returning 4.9% for the year.

The Fund’s returns were positive across all sectors, but lagged the benchmark. With only 2.4% of the Fund invested in CCC-rated assets relative to the 5.7% in the benchmark, the Fund failed to capitalize on the price rally of many weaker credits in the market that traded up largely on technicals, as we do not feel this is the appropriate time in the cycle to move down in credit quality in search of incremental yield. The Fund did benefit from credit selection in Non-Rated credits which outperformed the benchmark for the year. Exposure to Non-Agency Residential Mortgage-Backed Securities (NA-RMBS) helped performance, while investments in High Yield Bonds detracted as the High Yield market lagged the leveraged loan market over the last twelve months.

For most of the past year, the leveraged loan market has benefitted from strong fundamentals and a favorable technical environment. We have seen strong earnings growth and interest coverage that has been steadily improving over the past eight quarters, thereby pushing leveraged credit risk premiums to near cycle tights. Despite the tightening spreads, borrowing costs have quietly continued to rise, as rising short-term rates flowed through to the floating rate coupons of leveraged loans. With earnings expected to peak in 2018 while the U.S. Federal Reserve (the “Fed”) forges ahead into restrictive territory, this may be as good as it gets for interest coverage.

Despite the supply/demand imbalance favoring borrowers and allowing spreads to tighten, rising rates flowing through to floating rate coupons have supported loan returns this year relative to other fixed income sectors. One-month and three-month Libor have risen significantly over the last 12 months. Over the same period, despite spreads tightening 16bps on institutional loans, coupons have increased by 86bps due to this steady rise.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

Higher short-term rates are likely to continue to attract inflows to loans over the next 12 months, but it will be important to monitor demand dynamics as Collateralized Loan Obligation (“CLO”) spreads have widened since the beginning of the year. This makes it difficult for CLO to maintain an attractive asset-liability spread and could weaken demand from the loan market’s largest investor base. We thus believe that some technical headwinds may lie ahead for the loan market, but rising coupons could cushion any negative price impact.

The Fund invests in non-U.S. dollar-denominated assets when the risk-return profile is favorable. Non-U.S. dollar-denominated assets comprise approximately 10% of the Fund. The Fund entered into currency forward contracts to hedge exchange rate risk. Over the course of the year, the U.S. dollar appreciated versus foreign currencies, which resulted in a positive impact on the forward contracts and added to performance. This was offset by depreciation of the foreign currency assets in U.S. dollar terms.

The Fund continues to be primarily invested in leveraged loans, which comprise over 85% of gross assets. In this rising rate environment in which we expect one additional rate hike in 2018 and four more in 2019, we prefer loans due to their floating rate coupons. Additionally, at this point in the cycle, with our macro team calling for a recession in 2020, we prefer leveraged loans as the more defensive leveraged credit play due to their senior secured position in the capital structure.

As the leveraged loan market continues to be issuer-friendly, documentation continues to weaken and borrowers and sponsors continue to get more aggressive with their transactions and terms. We remain committed to our fundamental investment process and work diligently with our in-house legal team to ensure loan documents properly protect our investments. We evaluate each investment from the bottom-up, seeking investments in companies we feel are best suited to survive the next recessionary period, which we believe is within the maturities of the investments we make today.

We continue to work to move up in credit quality, investing in businesses with robust free cash flow and liquidity profiles. We seek to avoid heavily-levered industries, highly cyclical names, and companies with large capital expenditure requirements that can restrict cash flow in a downturn. As credit spreads typically widen a year in advance of a recession, the Fund seeks to take advantage of exuberant markets to move up in quality and position for the recession in early 2020.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

FLOATING RATE STRATEGIES FUND

OBJECTIVE: Seeks to provide a high level of current income while maximizing total return.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs, other asset-backed securities (including mortgage-backed securities) and similarly structured debt investments; and (iv) other short-term fixed income securities.

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
National Financial Partners Corp., 5.24%	1.0%
Alpha 3 B.V., 5.39%	1.0%
CHG Healthcare Services, Inc., 5.31%	1.0%
Equinox Holdings, Inc., 5.24%	0.9%
Optiv, Inc., 5.50%	0.9%
LPL Holdings, Inc., 4.42%	0.9%
Amwins Group LLC, 4.96%	0.9%
Altice US Finance I Corp., 4.49%	0.9%
Engineered Machinery Holdings, Inc., 5.64%	0.9%
Press Ganey Holdings, Inc., 4.99%	0.9%
Top Ten Total	9.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2018

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	3.80%	3.81%	5.11%
A-Class Shares with sales charge‡	0.70%	2.81%	4.37%
C-Class Shares	3.03%	3.05%	4.33%
C-Class Shares with CDSC§	2.03%	3.05%	4.33%
Institutional Class Shares	4.08%	4.07%	5.37%
Credit Suisse Leveraged Loan Index	5.60%	4.35%	5.25%
		1 Year	Since Inception (05/01/15)
P-Class Shares		3.80%	3.51%
Credit Suisse Leveraged Loan Index		5.60%	4.33%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Credit Suisse Leveraged Loan Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, and Insitutional shares will vary due to differences in fee structures.

‡

Effective October 1, 2015 the maximum sales charge decreased from 4.75% to 3.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 3.00% maximum sales charge is used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AA	0.2%
A	2.0%
BBB	7.5%
BB	30.8%
B	52.2%
CCC	1.7%
CC	0.6%
NR2	2.4%
Other Instruments	2.6%
Total Investments	100.0%

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Consumer, Non-cyclical - 0.0%
Targus Group International, Inc*,†††,1,2	12,773	$33,063

Energy - 0.0%
Titan Energy LLC*	10,110	4,145

TECHNOLOGY - 0.0%
Aspect Software Parent Inc.*,†††,1,2	758	—

Total Common Stocks
(Cost $317,262)		37,208

WARRANTS††† - 0.0%
Aspect Software, Inc.*,1,2	604,850	—
Total Warrants
(Cost $—)		—

MUTUAL FUNDS† - 0.8%
Guggenheim Strategy Fund I2	345,945	8,665,910
Guggenheim Strategy Fund III[2]	303,486	7,587,154
Guggenheim Strategy Fund II2	302,417	7,554,385
Total Mutual Funds
(Cost $23,726,153)		23,807,449

MONEY MARKET FUND† - 1.8%
Federated U.S. Treasury Cash Reserve Fund Institutional Shares 1.92%[3]	58,804,454	58,804,454
Total Money Market Fund
(Cost $58,804,454)		58,804,454

	Face Amount~

SENIOR FLOATING RATE INTERESTS††,8 - 87.0%
Industrial - 17.7%
TransDigm Group, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 05/30/25	17,971,156	18,016,803
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 06/09/23	11,903,513	11,943,747
Engineered Machinery Holdings, Inc.
5.64% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/19/24	29,652,082	29,244,366
VC GB Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/28/24	28,804,472	28,876,483
Flex Acquisition Company, Inc.
5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 12/29/23	28,308,781	28,277,358
BWAY Holding Co.
5.58% (3 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 04/03/24	27,424,238	27,389,957
DAE Aviation
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 07/07/22	27,124,036	27,246,908
Quikrete Holdings, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 11/15/23	25,480,769	25,525,870

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Charter Nex US, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/16/24		19,231,563	$19,227,524
Cartrawler
3.75% (1 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 04/29/21[11]	EUR	15,468,130	17,871,330
Filtration Group Corp.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/29/25		17,661,250	17,774,812
Reynolds Group Holdings, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 02/05/23		17,193,843	17,266,057
GYP Holdings III Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 06/01/25		17,028,523	16,978,800
Travelport Finance (Luxembourg) S.A.R.L.
4.81% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/17/25		16,511,071	16,511,071
Advanced Disposal Services, Inc.
4.41% (1 Week USD LIBOR + 2.25%, Rate Floor: 0.75%) due 11/10/23		16,272,584	16,325,469
Arctic Long Carriers
6.74% (1 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 05/18/23		15,261,813	15,299,967
Hayward Industries, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/05/24		14,305,500	14,384,180
CHI Overhead Doors, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/29/22		14,212,439	14,243,565
Springs Window Fashions
6.41% (1 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 06/15/25		11,770,500	11,858,779
10.66% (1 Month USD LIBOR + 8.50%, Rate Floor: 0.00%) due 06/15/26		1,350,000	1,302,750
Engility Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 08/14/23		12,953,934	12,983,599
RBS Global, Inc.
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 1.00%) due 08/21/24		12,894,138	12,952,806
CPG International LLC
6.25% (6 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 05/05/24		12,655,496	12,742,566
American Bath Group LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 09/30/23		11,800,034	11,918,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Hillman Group, Inc.
4.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 05/31/25[4]		12,050,000	$11,908,413
Altra Industrial Motion Corp.
2.00% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 09/25/25[4]		11,300,000	11,317,628
Wrangler Buyer Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 09/28/24		10,861,905	10,918,496
Argo Merchants
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 12/06/24		10,671,615	10,724,973
Titan Acquisition Ltd. (Husky)
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/28/25		10,149,000	9,852,446
Sapphire Bidco B.V.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 05/05/25[11]	EUR	8,100,000	9,424,574
LTI Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 09/06/25		9,150,000	9,184,312
STS Operating, Inc. (SunSource)
6.49% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/11/24		9,176,884	9,153,942
Befesa
2.75% (6 Month EURIBOR + 2.75%, Rate Floor: 0.00%) due 12/07/22[11]	EUR	6,250,000	7,259,928
ABC Supply Co., Inc.
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.75%) due 10/31/23		6,862,282	6,839,637
CPM Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 04/11/22		6,575,702	6,600,361

Recess Holdings, Inc.
6.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 09/30/24		5,058,429	5,096,367
7.44% (Commercial Prime Lending Rate + 2.75%, Rate Floor: 1.00%) due 09/30/24		680,119	685,220
Thermasys Corp.
6.33% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.25%) due 05/03/19		5,971,875	5,617,325
Verallia Packaging Sasu
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 05/29/25[11]	EUR	3,650,000	4,245,011
Consolidated Container Co. LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 05/22/24		3,712,570	3,723,708

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Corialis Group Ltd.
3.50% (6 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 03/29/24[11]	EUR	3,075,000	$3,514,362
Reece Ltd.
4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 07/02/25		3,192,000	3,195,990
Survitec
4.75% (6 Month EURIBOR + 4.75%) due 03/12/22[11]	EUR	2,700,000	3,043,081
KUEHG Corp. (KinderCare)
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/21/25		2,880,067	2,892,077
SIG Onex Wizard Acquisition
7.00% (Commercial Prime Lending Rate + 1.75%, Rate Floor: 1.00%) due 03/11/22		2,638,079	2,639,900
EXC Holdings III Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 12/02/24		2,009,813	2,022,374
Tank Holdings Corp.
5.67% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/16/22		1,660,870	1,661,384
Pregis Holding I Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 05/20/21		1,346,367	1,332,904
Wencor Group
5.74% (1 Month LIBOR + 3.50%) due 06/19/19		1,052,308	1,022,927
Total Industrial			570,040,495

Consumer, Non-cyclical - 17.6%
CHG Healthcare Services, Inc.
5.31% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 06/07/23		30,634,073	30,806,543
JBS USA Lux SA
4.84% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 10/30/22		27,851,479	27,905,511
Albertson’s LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.75%) due 08/25/21		21,642,979	21,660,943
5.38% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 12/21/22		6,205,697	6,206,876
Sterigenics-Norion Holdings
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/15/22		27,216,359	27,238,948
Examworks Group, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/27/23		26,787,968	26,975,484
Chobani LLC
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 10/10/23		27,487,294	26,800,112

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Dole Food Company, Inc.
5.00% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 04/06/24		24,773,794	$24,756,205
DJO Finance LLC
5.54% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/08/20		23,443,500	23,428,965
MPH Acquisition Holdings LLC
5.14% (3 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 06/07/23		23,129,480	23,174,120
Diamond (BC) B.V.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 09/06/24		10,867,875	10,650,518
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 09/06/24[11]	EUR	9,031,750	10,318,449
AI Aqua Zip Bidco Pty Ltd.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/13/23		19,182,204	19,185,810
PPDI (Pharmaceutical Product Development, Inc.)
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 1.00%) due 08/18/22		18,671,941	18,682,584
Lineage Logistics LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/27/25		18,183,625	18,145,803
Sigma Holding BV (Flora Food)
3.50% (1 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 07/02/25[11]	EUR	14,000,000	16,189,573
Aspen Dental
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 04/30/25		15,411,375	15,480,726
IQVIA Holdings, Inc.
4.14% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 06/11/25		15,261,750	15,249,083
Endo Luxembourg Finance Co.
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.75%) due 04/29/24		14,778,859	14,868,124
American Tire Distributors, Inc.
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 09/01/21		16,940,254	14,653,320
US Foods, Inc.
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 06/27/23		13,117,754	13,162,092
Grifols Worldwide Operations USA, Inc.
4.42% (1 Week USD LIBOR + 2.25%, Rate Floor: 0.00%) due 01/31/25		12,530,696	12,594,102
Hostess Brands LLC
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.75%) due 08/03/22		12,259,661	12,259,661

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Authentic Brands
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 09/27/24		11,959,625	$11,992,514
CPI Holdco LLC
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/21/24		10,778,303	10,785,093
Immucor, Inc.
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 1.00%) due 06/15/21		10,418,125	10,580,960
PAREXEL International Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 09/27/24		10,506,870	10,430,695
Cidron New Bidco Ltd.
3.50% (1 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 04/16/25[11]	EUR	8,125,000	9,406,961
Syneos Health, Inc.
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 08/01/24		8,599,250	8,609,999
Smart & Final Stores LLC
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.75%) due 11/15/22		8,298,839	8,127,717
NVA Holdings, Inc
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 02/03/25		7,724,941	7,695,972
Alpha Bidco SAS
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 06/29/25[11]	EUR	6,195,620	7,220,142
CTI Foods Holding Co. LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/29/20		3,662,453	2,998,634
9.85% (3 Month USD LIBOR + 7.25%, Rate Floor: 1.00%) due 06/28/21		7,420,000	2,943,291
Duran Group Holding GMBH
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 0.00%) due 03/29/24[11]	EUR	4,003,529	4,416,341
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 0.00%) due 12/20/24[11]	EUR	1,350,000	1,489,201
Pelican Products, Inc.
5.60% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 05/01/25		4,758,075	4,766,021
Avantor, Inc.
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 11/21/24		4,615,125	4,669,214
Equian LLC
5.46% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 05/20/24		4,281,750	4,301,831

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Nellson Nutraceutical (US)
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/23/21		4,055,580	$4,035,302
Grocery Outlet, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 10/21/21		3,871,157	3,871,157
Cheese Bidco B.V.
3.25% (3 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 06/29/25[11]	EUR	2,904,380	3,384,655
Stratose Intermediate Holdings II LLC
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/22/23		3,258,750	3,273,023
Arctic Glacier Group Holdings, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/20/24		2,388,761	2,395,737
Valeant Pharmaceuticals International, Inc.
5.10% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 06/01/25		2,217,475	2,227,964
BCPE Eagle Buyer LLC
6.49% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 03/18/24		2,128,392	2,091,145
Nellson Nutraceutical (CAD)
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 12/23/21		1,662,978	1,654,664
Acadia Healthcare Co., Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 02/16/23		1,281,573	1,289,788
Catalent Pharma Solutions, Inc.
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 1.00%) due 05/20/24		644,860	648,690
Jacobs Douwe Egberts
4.63% (3 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 07/01/22		588,495	592,079
Targus Group International, Inc.
due 05/24/16†††,1,2,4,5		152,876	—
Total Consumer, Non-cyclical			566,292,342

Technology - 14.9%
Optiv, Inc.
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/01/24		30,867,269	29,989,404
Press Ganey Holdings, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 10/23/23		28,942,438	29,050,972
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/24		28,181,613	28,190,067
Solera LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 03/03/23		26,047,113	26,096,081

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

First Data Corp.
4.21% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 04/26/24		14,205,407	$14,215,493
4.21% (1 Month USD LIBOR + 2.00%) due 07/08/22		11,169,121	11,185,652
LANDesk Group, Inc.
6.33% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 01/20/24		24,085,104	24,255,626
Kronos, Inc.
5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 11/01/23		20,411,147	20,505,650
Seattle Spnco
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 06/21/24		19,391,667	19,327,092
TIBCO Software, Inc.
5.75% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 12/04/20		19,058,387	19,125,854
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22		17,983,760	18,054,976
Go Daddy Operating Company LLC
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 02/15/24		17,435,087	17,498,028
Peak 10 Holding Corp.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/01/24		17,226,000	17,024,973
Internet Brands, Inc.
5.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/13/24		16,609,135	16,712,943
Planview, Inc.
7.49% (1 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 01/27/23†††,1		15,760,000	15,760,000
Evergood 4 ApS (Nets)
3.00% (3 Month EURIBOR + 3.00%, Rate Floor: 0.00%) due 02/06/25[11]	EUR	11,950,342	13,881,658
Micron Technology, Inc.
4.25% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 05/29/25		11,700,000	11,702,457
Cologix Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/20/24		9,553,515	9,523,708
9.24% (1 Month USD LIBOR + 7.00%, Rate Floor: 1.00%) due 03/20/25		1,900,000	1,912,464
Flexera Software LLC
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 02/26/25		10,464,250	10,486,016
Cypress Intermediate Holdings III, Inc.
5.25% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 04/29/24		9,974,747	10,012,153

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Infor (US), Inc.
5.14% (3 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 02/01/22		9,856,291	$9,879,354
IRIS Software Group
5.24% (3 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 09/03/25	GBP	7,500,000	9,860,318
Greenway Health LLC
6.14% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/16/24		8,805,416	8,783,402
Informatica LLC
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 08/05/22		8,671,802	8,739,529
Eiger Acquisition B.V.
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 12/12/24[11]	EUR	7,400,000	8,624,884
EIG Investors Corp.
6.06% (3 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 02/09/23		8,093,529	8,151,317
Jaggaer
6.24% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 12/28/24		8,159,000	8,138,602
Camelia Bidco Banc Civica
5.55% (3 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 10/14/24	GBP	5,600,000	7,316,755
Park Place Technologies LLC
6.24% (1 Month USD LIBOR + 4.00%) due 03/29/25		6,284,250	6,276,395
10.24% (1 Month USD LIBOR + 8.00%) due 03/29/26		300,000	297,750
MA Financeco LLC
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 11/19/21		6,243,625	6,212,407
Cvent, Inc.
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 11/29/24		5,870,500	5,863,162
Refinitiv (Financial & Risk Us Holdings, Inc.)
3.75% (3 Month USD LIBOR +3.75%, Rate Floor: 0.00%) due 09/18/25[4]		5,800,000	5,784,688
Aspect Software, Inc.
12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2]		6,718,039	5,601,165
PISWBidCo GmbH
3.25% (2 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 04/30/25[11]	EUR	4,800,000	5,556,228
Global Healthcare Exchange LLC
5.64% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/28/24		3,555,000	3,561,683

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Miami Escrow Borrower LLC
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 06/21/24		2,871,458	$2,861,896
Sabre GLBL, Inc.
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 02/22/24		2,351,391	2,357,270
Total Technology			478,378,072

Consumer, Cyclical - 14.0%
Equinox Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/08/24		30,000,516	30,128,018
AlixPartners, LLP
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 04/04/24		28,316,665	28,434,746
USIC Holding, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/08/23		26,668,752	26,813,296
CD&R Firefly Bidco Ltd.
5.25% (2 Month GBP LIBOR + 4.50%, Rate Floor: 0.00%) due 06/23/25	GBP	17,450,000	22,714,247
3.50% (2 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 06/23/25[11]	EUR	2,500,000	2,903,449
Mavis Tire Express Services Corp.
5.42% (1 Month USD LIBOR + 3.25%, Rate Floor: 0.00%) due 03/20/25		22,627,087	22,542,235
Crown Finance US, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 02/28/25		14,079,250	14,056,582
2.63% (1 Month EURIBOR + 2.63%, Rate Floor: 0.00%)[11] due 02/28/25	EUR	5,870,500	6,823,059
Greektown Holdings LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.75%) due 04/25/24		17,725,625	17,725,625
Navistar Inc.
5.64% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 11/06/24		17,412,500	17,499,563
Peer Holding III BV
3.50% (3 Month EURIBOR + 3.50%, Rate Floor: 0.00%) due 03/08/25[11]	EUR	15,075,000	17,349,028
Gates Global LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 04/01/24		17,128,890	17,225,325
Party City Holdings, Inc.
5.14% (3 Month USD LIBOR + 2.75%, Rate Floor: 0.75%) due 08/19/22		15,699,751	15,809,022
Petco Animal Supplies, Inc.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 01/26/23		17,888,788	14,474,355

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Eldorado Resorts, Inc.
4.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 04/17/24		13,394,500	$13,450,355
Acosta, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 09/26/21		17,653,584	13,148,566
At Home Holding III Corp.
5.84% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/03/22		12,093,750	12,154,219
Amaya Holdings B.V.
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 07/10/25[11]	EUR	10,100,000	11,836,773
EG Finco Ltd.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 0.00%) due 02/07/25		6,517,250	6,523,376
4.00% (3 Month EURIBOR + 4.00%, Rate Floor: 0.00%) due 02/07/25[11]	EUR	4,535,313	5,269,853
GVC Holdings plc
2.75% (3 Month EURIBOR + 2.75%, Rate Floor: 0.00%) due 03/29/24[11]	EUR	6,350,000	7,365,912
4.30% (3 Month GBP LIBOR + 3.50%, Rate Floor: 0.00%) due 03/29/24	GBP	2,700,000	3,515,792
National Vision, Inc.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 11/20/24		10,731,135	10,794,878
Trader Corp.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 09/28/23		9,052,876	9,067,994
Leslie’s Poolmart, Inc.
5.70% (2 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/16/23		8,962,275	8,956,718
Life Time Fitness, Inc.
5.06% (3 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 06/10/22		8,768,216	8,799,256
Burlington Stores, Inc.
4.72% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 11/17/24		8,693,188	8,747,521
IBC Capital Ltd.
6.09% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/11/23		8,606,750	8,656,927
Packers Sanitation Services, Inc.
5.38% (1 Month USD LIBOR + 3.25%) due 12/04/24		8,650,289	8,646,656
Truck Hero, Inc.
5.96% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 04/22/24		8,407,431	8,425,843

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Stars Group (Amaya)
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 07/10/25		6,633,375	$6,691,749
Prime Security Services Borrower LLC
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 05/02/22		6,550,458	6,578,428
Wyndham Hotels & Resorts, Inc.
3.99% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/30/25		6,500,000	6,517,615
Columbus Finance, Inc.
4.75% (1 Month EURIBOR + 4.75%, Rate Floor: 0.00%) due 07/05/24[11]	EUR	5,500,000	6,306,607
Samsonite IP Holdings S.A.R.L.
3.99% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 04/25/25		5,556,075	5,550,297
Belmond Interfin Ltd.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 07/03/24		3,950,000	3,950,000
Generac Power Systems, Inc.
3.85% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.75%) due 05/31/23		3,832,024	3,832,024
Belk, Inc.
6.88% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 12/12/22		4,085,699	3,569,389
International Car Wash Group Ltd.
5.59% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 10/03/24		2,919,703	2,931,878
Penn Engineering & Manufacturing Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 06/27/24		1,975,000	1,989,813
Alexander Mann
6.22% (3 Month GBP LIBOR + 5.50%, Rate Floor: 0.00%) due 08/11/25	GBP	1,540,000	1,926,806
Advantage Sales & Marketing LLC
5.11% (1 Month USD LIBOR + 3.00%) due 07/25/19		1,200,000	1,109,700
Total Consumer, Cyclical			450,813,495

Communications - 10.5%
Zephyr Bidco Ltd.
5.47% (1 Month GBP LIBOR + 4.75%, Rate Floor: 0.00%) due 07/23/25	GBP	14,265,000	18,599,457
8.22% (1 Month GBP LIBOR + 7.50%, Rate Floor: 0.00%) due 07/23/26	GBP	8,542,917	10,957,776
Altice US Finance I Corp.
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 07/28/25		29,365,382	29,328,675

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

SFR Group S.A.
5.85% (1 Month USD LIBOR + 3.69%, Rate Floor: 0.00%) due 01/31/26		29,403,929	$29,015,503
Sprint Communications, Inc.
4.75% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/02/24		23,763,125	23,822,533
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23		24,791,080	23,086,693
CSC Holdings, LLC
4.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 07/17/25		21,490,468	21,481,442
Telenet Financing USD LLC
4.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 08/15/26		20,670,000	20,576,365
Mcgraw-Hill Global Education Holdings LLC
6.24% (1 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 05/04/22		21,089,565	20,448,021
GTT Communications B.V.
3.25% (1 Month EURIBOR + 3.25%, Rate Floor: 0.00%) due 05/31/25[11]	EUR	16,059,750	18,540,881
WMG Acquisition Corp.
4.37% (1 Month USD LIBOR + 2.13%, Rate Floor: 0.00%) due 11/01/23		16,944,713	16,912,688
Virgin Media Bristol LLC
4.66% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 01/15/26		16,500,000	16,524,420
Market Track LLC
6.64% (3 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/05/24		13,711,500	13,642,942
Radiate HoldCo LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 02/01/24		13,086,464	13,060,553
Ziggo Secured Finance BV
4.66% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 04/15/25		11,275,000	11,065,961
Charter Communications Operating, LLC
4.25% (1 Month USD LIBOR + 2.00%) due 04/30/25		10,470,875	10,483,964
Houghton Mifflin Co.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/28/21		10,548,194	9,915,302

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Imagine Print Solutions LLC
7.00% (1 Month USD LIBOR + 4.75%, Rate Floor: 1.00%) due 06/21/22	10,588,750	$9,874,009
GTT Communications, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 05/31/25	6,284,250	6,230,143
Level 3 Financing, Inc.
4.43% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 02/22/24	4,450,000	4,461,748
AMC Entertainment Holdings, Inc.
4.38% (1 Month USD LIBOR + 2.25%) due 12/15/23	3,152,000	3,151,338
Proquest LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/24/21	2,650,873	2,656,679
Match Group, Inc.
4.67% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 11/16/22	2,471,875	2,490,414
SFR Group SA
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 0.00%) due 07/31/25	495,170	482,790
Total Communications		336,810,297

Financial - 7.2%
National Financial Partners Corp.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 01/08/24	32,506,124	32,473,617
LPL Holdings, Inc.
4.42% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 09/23/24	29,646,044	29,775,894
Amwins Group LLC
4.96% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 01/25/24	29,612,276	29,717,103
Alliant Holdings Intermediate LLC
5.15% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/09/25	18,178,304	18,233,566
HUB International Ltd.
5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 04/25/25	17,057,250	17,087,100
TransUnion LLC
4.24% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 04/10/23	15,934,089	15,960,061
WEX, Inc.
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 06/30/23	11,730,992	11,765,247
Vantiv LLC
3.88% (1 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 08/09/24	11,591,750	11,602,646

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Delos Finance S.A.R.L (International Lease Finance)
4.14% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 10/06/23	11,250,000	$11,282,850
Hanjin International Corp.
4.83% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 10/19/20	9,750,000	9,737,813
HarbourVest Partners LP
4.41% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 03/03/25	7,900,000	7,909,875
Aretec Group, Inc.
4.25% (3 Month USD LIBOR + 4.25%, Rate Floor: 0.00%) due 08/13/25[4]	7,850,000	7,908,875
USI, Inc.
5.39% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/16/24	7,082,460	7,084,231
Jefferies Finance LLC
4.88% (3 Month USD LIBOR + 2.50%, Rate Floor: 1.00%) due 08/02/24	5,445,000	5,451,806
Capital Automotive L.P.
4.75% (1 Month USD LIBOR + 2.50%, Rate Floor: 1.00%) due 03/25/24	3,812,868	3,817,634
Advisor Group, Inc.
5.91% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 08/15/25	3,200,000	3,218,656
Focus Financial Partners, LLC
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 07/03/24	3,081,178	3,096,584
Geo Group, Inc.
4.25% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.75%) due 03/22/24	2,511,750	2,507,832
Fly Leasing Ltd.
4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 02/09/23	1,512,472	1,513,107
Total Financial		230,144,497

Basic Materials - 3.0%
Alpha 3 B.V.
5.39% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 01/31/24	31,623,825	31,789,850
PQ Corp.
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 02/08/25	18,454,669	18,466,295
GrafTech Finance, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 02/12/25	17,765,125	17,876,157
Nexeo Solutions LLC
5.60% (3 Month USD LIBOR + 3.25%) due 06/09/23	10,295,282	10,349,332

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Arch Coal, Inc.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 03/07/24		6,767,274	$6,767,274
PMHC II, Inc. (Prince)
6.15% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 03/29/25		5,343,150	5,196,213
HB Fuller Co.
4.17% (1 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 10/20/24		4,400,000	4,393,972
Platform Specialty Products
4.74% (1 Month USD LIBOR + 2.50%, Rate Floor: 1.00%) due 06/07/20		1,746,624	1,752,546
Minerals Technologies, Inc.
4.46% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.75%) due 02/14/24		768,283	773,085
Total Basic Materials			97,364,724

Energy - 1.3%
Ultra Petroleum, Inc.
5.17% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 04/12/24		16,726,793	15,040,230
Penn Virginia Holding Corp.
9.25% (1 Month USD LIBOR + 7.00%, Rate Floor: 1.00%) due 09/29/22		10,890,000	11,026,125
Permian Production Partners
8.17% (3 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/18/24		8,690,000	8,603,100
PSS Companies
6.79% (2 Month USD LIBOR + 4.50%, Rate Floor: 1.00%) due 01/28/20		5,492,186	5,437,264
Yak Access LLC
12.15% (1 Month USD LIBOR + 10.00%, Rate Floor: 0.00%) due 07/10/26		2,550,000	2,422,500
Summit Midstream Partners, LP
8.24% (1 Month USD LIBOR + 6.00%, Rate Floor: 1.00%) due 05/13/22		793,333	803,750
Total Energy			43,332,969

Utilities - 0.8%
Blitz F18-675 GmbH
3.75% (3 Month EURIBOR + 3.75%, Rate Floor: 0.00%) due 07/31/25[11]	EUR	10,452,373	12,221,217
Helix Gen Funding LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 06/03/24		5,655,519	5,299,108
Stonewall
7.89% (3 Month USD LIBOR + 5.50%, Rate Floor: 1.00%) due 11/13/21		4,292,605	4,303,337

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~		Value

Minerva Bidco Ltd.
5.72% (1 Month GBP LIBOR + 5.00%, Rate Floor: 0.00%) due 07/28/25	GBP	3,100,000	$4,020,045
Total Utilities			25,843,707
Total Senior Floating Rate Interests
(Cost $2,827,148,815)			2,799,020,598

CORPORATE BONDS†† - 5.1%
Communications - 1.3%
Sprint Communications, Inc.
9.00% due 11/15/18[7]		12,700,000	12,778,740
DISH DBS Corp.
7.75% due 07/01/26		10,700,000	10,093,310
Ziggo BV
5.50% due 01/15/27[7]		5,000,000	4,691,250
Midcontinent Communications / Midcontinent Finance Corp.
6.87% due 08/15/23[7]		4,000,000	4,186,200
Inmarsat Finance plc
4.88% due 05/15/22[7]		3,500,000	3,482,500
Anixter, Inc.
5.50% due 03/01/23		3,000,000	3,097,500
CCO Holdings LLC / CCO Holdings Capital Corp.
5.25% due 09/30/22		1,890,000	1,910,667
MDC Partners, Inc.
6.50% due 05/01/24[7]		1,700,000	1,504,500
Total Communications			41,744,667

Energy - 1.0%
Sabine Pass Liquefaction LLC
5.63% due 02/01/21		5,500,000	5,720,831
5.63% due 04/15/23		4,200,000	4,466,123
CNX Resources Corp.
5.88% due 04/15/22		6,750,000	6,752,025
Cheniere Corpus Christi Holdings LLC
5.88% due 03/31/25		5,200,000	5,466,500
Unit Corp.
6.63% due 05/15/21		4,000,000	4,000,000
Moss Creek Resources Holdings, Inc.
7.50% due 01/15/26[7]		4,000,000	3,995,000
American Midstream Partners LP / American Midstream Finance Corp.
9.50% due 12/15/21[7]		1,268,000	1,268,000
Total Energy			31,668,479

Financial - 0.9%
Nexi Capital SpA
3.63% due 05/01/23	EUR	15,000,000	17,447,689
Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
5.88% due 02/01/22		5,000,000	5,062,500
Kennedy-Wilson, Inc.
5.88% due 04/01/24		2,796,000	2,754,060
Icahn Enterprises Limited Partnership / Icahn Enterprises Finance Corp.
6.00% due 08/01/20		1,700,000	1,730,889
Jefferies Finance LLC / JFIN Company-Issuer Corp.
7.38% due 04/01/20[7]		1,050,000	1,067,063
Total Financial			28,062,201

Consumer, Non-cyclical - 0.7%
HCA, Inc.
6.50% due 02/15/20		13,914,000	14,477,517
4.50% due 02/15/27		1,500,000	1,468,125
Nathan’s Famous, Inc.
6.63% due 11/01/25[7]		4,275,000	4,269,656
ServiceMaster Co. LLC
5.12% due 11/15/24[7]		4,000,000	3,940,000
Total Consumer, Non-cyclical			24,155,298

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Industrial - 0.5%
Reynolds Group Issuer Inc, / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxemburg
5.85% (3 Month USD LIBOR + 3.50%) due 07/15/21[7,8]	7,500,000	$7,603,125
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
4.62% due 05/15/23[7]	2,100,000	2,079,000
4.25% due 09/15/22[7]	1,500,000	1,477,500
Novelis Corp.
6.25% due 08/15/24[7]	3,000,000	3,071,250
Grinding Media Inc. / MC Grinding Media Canada Inc.
7.38% due 12/15/23[7]	750,000	780,555
Total Industrial		15,011,430

Technology - 0.4%
First Data Corp.
5.00% due 01/15/24[7]	6,250,000	6,289,063
5.75% due 01/15/24[7]	5,200,000	5,284,500
NCR Corp.
5.87% due 12/15/21	1,450,000	1,464,500
6.37% due 12/15/23	800,000	815,000
Total Technology		13,853,063

Consumer, Cyclical - 0.2%
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21	4,615,000	4,130,425
Lennar Corp.
4.12% due 01/15/22	1,500,000	1,485,000
Total Consumer, Cyclical		5,615,425

Utilities - 0.1%
AES Corp.
6.00% due 05/15/26	2,000,000	2,107,500
5.50% due 04/15/25	1,059,000	1,085,475
LBC Tank Terminals Holding Netherlands BV
6.88% due 05/15/23,9	630,000	625,275
Total Utilities		3,818,250

Basic Materials - 0.0%
Mirabela Nickel Ltd.
9.50% due 06/24/19[5]	1,279,819	435,138
Eldorado Gold Corp.
6.13% due 12/15/20[7]	265,000	251,750
Total Basic Materials		686,888
Total Corporate Bonds
(Cost $167,234,746)		164,615,701

ASSET-BACKED SECURITIES†† - 1.9%
Collateralized Loan Obligations - 1.9%
Golub Capital Partners CLO Ltd.
2016-33A, 4.36% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[7,8]	12,500,000	12,508,736
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[7,10]	6,000,000	5,131,290
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 5.07% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 12/15/28[7,8]	5,000,000	5,019,444
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.88% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[7,8]	5,000,000	4,999,873

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Octagon Loan Funding Ltd.
due 11/18/26[10]	5,600,000	$4,799,693
Jamestown CLO V Ltd.
2014-5A, 7.45% (3 Month USD LIBOR + 5.10%, Rate Floor: 0.00%) due 01/17/27[7,8]	4,000,000	3,922,791
OCP CLO Ltd.
2016-2A, 5.16% (3 Month USD LIBOR + 2.85%, Rate Floor: 0.00%) due 11/22/25[7,8]	3,800,000	3,809,192
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[10]	4,300,020	3,392,638
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 4.44% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[7,8]	3,000,000	3,009,913
Halcyon Loan Advisors Funding Ltd.
2012-1A, 4.84% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 08/15/23[7,8]	2,600,000	2,599,709
Ares XXXIII CLO Ltd.
2016-1A, 4.82% (3 Month USD LIBOR + 2.80%, Rate Floor: 0.00%) due 12/05/25[7,8]	2,500,000	2,515,362
Treman Park CLO Ltd.
2015-1A, due 04/20/27[7,10]	3,000,000	2,483,100
ACIS CLO Ltd.
2015-6A, 5.71% (3 Month USD LIBOR + 3.37%, Rate Floor: 0.00%) due 05/01/27[7,8]	1,000,000	1,001,410
2013-1A, 6.86% (3 Month USD LIBOR + 4.50%, Rate Floor: 0.00%) due 04/18/24[7,8]	1,000,000	999,978
KVK CLO Ltd.
2017-1A, 4.43% (3 Month USD LIBOR + 2.60%, Rate Floor: 0.00%) due 05/15/26[7,8]	2,000,000	1,999,889
Cerberus Loan Funding XVI, LP
2016-2A, 5.52% (3 Month USD LIBOR + 3.80%, Rate Floor: 0.00%) due 11/15/27[7,8]	1,000,000	1,013,745
Newstar Commercial Loan Funding LLC
2017-1A, 5.13% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 03/20/27[7,8]	1,000,000	1,008,552
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[7,10]	1,250,000	10,113
Total Collateralized Loan Obligations		60,225,428

Collateralized Debt Obligations - 0.0%
N-Star REL CDO VIII Ltd.
2006-8A, 2.46% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/41[7,8]	1,080,364	1,074,357

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Transport-Aircraft - 0.0%
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[5,8,9]	896,492	$22,421
Total Asset-Backed Securities
(Cost $62,230,280)		61,322,206

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 1.3%
Residential Mortgage Backed Securities - 1.3%
RALI Series Trust
2006-QO6, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 06/25/46[8]	13,184,827	5,980,444
2006-QO2, 2.12% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[8]	7,843,121	3,475,105
2006-QO10, 2.06% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[8]	2,625,561	2,523,459
GSAA Home Equity Trust
2006-14, 2.07% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[8]	9,527,022	4,378,931
2007-7, 2.17% (1 Month USD LIBOR + 0.27%) due 07/25/37[8]	590,947	564,610
Washington Mutual Mortgage Pass-Through Certificates Trust
2007-OA6, 2.09% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[8]	4,395,914	4,057,277
CIM Trust
2017-2, 3.89% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/25/57[7,8]	3,851,802	3,900,104
American Home Mortgage Assets Trust
2006-4, 2.08% (1 Month USD LIBOR + 0.21%, Rate Floor: 0.21%) due 10/25/46[8]	3,973,501	2,970,541
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.69% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[8]	3,207,715	2,844,037
Lehman XS Trust Series
2006-16N, 2.08% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[8]	2,421,046	2,373,301

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

	Face Amount~	Value

Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.04% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[7,8]	2,233,596	$2,162,324
Merrill Lynch Alternative Note Asset Trust Series
2007-OAR3, 2.06% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 07/25/47[8]	2,164,082	2,001,223
Nomura Resecuritization Trust
2015-4R, 4.99% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[7,8]	1,804,104	1,738,590
Morgan Stanley Re-REMIC Trust
2010-R5, 3.66% due 06/26/36[7]	741,137	651,436
Alliance Bancorp Trust
2007-OA1, 2.14% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[8]	667,944	599,085
New Century Home Equity Loan Trust
2004-4, 2.67% (1 Month USD LIBOR + 0.80%, Rate Cap/Floor: 12.50%/0.53%) due 02/25/35[8]	282,848	274,739
Total Residential Mortgage Backed Securities		40,495,206
Total Collateralized Mortgage Obligations
(Cost $39,150,499)		40,495,206

COMMERCIAL PAPER†† - 3.1%
Comcast Corp.
2.38% due 10/02/18[6,7]	25,000,000	24,998,347
Nutrien Ltd.
2.45% due 11/06/18[6,7]	13,000,000	12,968,150
2.35% due 10/12/18[6,7]	7,550,000	7,544,579
E.I. du Pont de Nemours & Co.
2.24% due 10/10/18[6,7]	10,000,000	9,994,400
2.27% due 10/22/18[6,7]	8,500,000	8,488,745
McKesson Corp.
2.25% due 10/03/18[6,7]	15,000,000	14,998,125
Walgreens Boots Alliance, Inc.
2.50% due 11/01/18[6]	15,000,000	14,965,235
Rogers Communications, Inc.
2.18% due 10/18/18[6,7]	7,000,000	6,992,397
Total Commercial Paper
(Cost $100,952,451)		100,949,978

Total Investments - 101.0%
(Cost $3,279,564,660)		$3,249,052,800
Other Assets & Liabilities, net - (1.0)%		(31,307,913)
Total Net Assets - 100.0%		$3,217,744,887

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	206,978,000	EUR	10/10/18	$241,211,333	$240,492,056	$719,277
JPMorgan Chase & Co.	7,500,000	GBP	10/10/18	9,879,015	9,778,381	100,634
Goldman Sachs	854,000	EUR	10/10/18	1,005,741	992,280	13,461
JPMorgan Chase & Co.	1,479,000	GBP	10/10/18	1,935,721	1,928,297	7,424
JPMorgan Chase & Co.	59,035,000	GBP	10/10/18	76,287,447	76,968,898	(681,451)
						$159,345

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation/ (Depreciation)
JPMorgan Chase & Co.	120,000	EUR	10/10/18	$139,028	$139,430	$402
Citigroup	2,960,000	EUR	10/10/18	3,447,637	3,439,286	(8,351)
JPMorgan Chase & Co.	7,140,000	GBP	10/10/18	9,372,842	9,309,019	(63,823)
						$(71,772)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $15,793,063, (cost $15,749,484) or 0.5% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2018.
[4]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[5]	Security is in default of interest and/or principal obligations.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $215,564,302 (cost $215,028,765), or 6.7% of total net assets.

[8]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $647,696 (cost $1,366,520), or less than 0.1% of total net assets — See Note 9.

[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]	The underlying reference rate was negative at period end causing the effective rate to be equal to the spread amount listed.
CMT — Constant Maturity Treasury
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$4,145	$—	$33,063		$37,208
Warrants	—	—	—	*	—
Mutual Funds	23,807,449	—	—		23,807,449
Money Market Fund	58,804,454	—	—		58,804,454
Senior Floating Rate Interests	—	2,783,260,598	15,760,000		2,799,020,598
Corporate Bonds	—	164,615,701	—		164,615,701
Asset Backed Securities	—	61,322,206	—		61,322,206
Collateralized Mortgage Obligations	—	40,495,206	—		40,495,206
Commercial Paper	—	100,949,978	—		100,949,978
Forward Foreign Currency Exchange Contracts**	—	841,198	—		841,198
Total Assets	$82,616,048	$3,151,484,887	$15,793,063		$3,249,893,998

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$753,625	$—		$753,625
Unfunded Loan Commitments (Note 8)	—	574,678	4,960		579,638
Total Liabilities	$—	$1,328,303	$4,960		$1,333,263

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, the Fund had a total value of $1,022,927 transfer out of Level 3 into Level 2 due to changes in securities valuation method based on the availability of observable market inputs. As of September 30, 2018, the Fund had Liabilities with a total value of $561,892 transfer from Level 3 to Level 2 due to availability of market price information at period end. There were no other securities that transferred between levels.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds,

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
FLOATING RATE STRATEGIES FUND

which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18
Common Stocks
Aspect Software Inc.*,1	$—	$—	$—	$—	$—	$—	**
Targus Group International, Inc[1]	19,586	—	(1,000)	442	14,035	33,063
Warrants
Aspect Software Parent, Inc.*,1	—	—	—	—	—	—	**
Mutual Funds
Guggenheim Strategy Fund I	18,806,574	402,739	(10,500,000)	64,658	(108,061)	8,665,910
Guggenheim Strategy Fund II	7,362,879	215,257	—	—	(23,751)	7,554,385
Guggenheim Strategy Fund III	—	7,596,130	—	—	(8,976)	7,587,154
Senior Floating Rate Interests
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%) due 05/25/20[2]	6,650,071	132,582	(174,463)	—	(1,007,025)	5,601,165
Targus Group International, Inc. due 05/24/16[1,3,4]	—	—	—	—	—	—	**
	$32,839,110	$8,346,708	$(10,675,463)	$65,100	$(1,133,778)	$29,441,677

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
FLOATING RATE STRATEGIES FUND

Security Name	Shares/ Face Amount 09/30/18	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software, Inc.*,1	758	$—	$—
Targus Group International, Inc[1]	12,773	—	—
Warrants
Aspect Software Parent, Inc.*,1	604,850	—	—
Mutual Funds
Guggenheim Strategy Fund I	345,945	396,520	7,149
Guggenheim Strategy Fund II	302,417	211,716	3,940
Guggenheim Strategy Fund III	303,486	96,130	—
Senior Floating Rate Interests
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%) due 05/25/20[2]	6,718,039	963,447	—
Targus Group International, Inc. due 05/24/16[3,4]	152,876	—	—
		$1,667,813	$11,089

*	Non-income producing security.
**	Security has a market value less than $1.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The market value of fair valued securities amounts to $33,063 (cost $17,262) or less than 0.1% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[3]	Term loan interests in the Fund’s portfolio generally have variable rates. All or a portion of this security represents unsettled loan positions and may not have a stated coupon rate.
[4]	Security is in default of interest and/or principal obligations.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

STATEMENT OF ASSETS AND LIABILITIES
FLOATING RATE STRATEGIES FUND

September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $3,248,958,903)	$3,219,611,123
Investments in affiliated issuers, at value (cost $30,605,757)	29,441,677
Foreign currency, at value (cost $1,560,699)	1,557,416
Cash	6,161,530
Segregated cash with broker	1,800,000
Unrealized appreciation on forward foreign currency exchange contracts	841,198
Prepaid expenses	152,132
Receivables:
Securities sold	17,559,775
Interest	9,290,964
Fund shares sold	4,290,330
Foreign tax reclaims	56,572
Dividends	55,981
Total assets	3,290,818,698

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	753,625
Unfunded loan commitments, at value (Note 8) (proceeds $1,113,313)	579,638
Payable for:
Securities purchased	61,296,438
Fund shares redeemed	6,306,999
Distributions to shareholders	1,831,930
Management fees	1,205,761
Transfer agent/maintenance fees	373,406
Distribution and service fees	278,762
Fund accounting/administration fees	190,505
Trustees’ fees*	4,600
Miscellaneous	252,147
Total liabilities	73,073,811
Net assets	$3,217,744,887

Net assets consist of:
Paid in capital	3,256,821,691
Total distributable earnings (loss)	(39,076,804)
Net assets	$3,217,744,887

A-Class:
Net assets	$431,562,315
Capital shares outstanding	16,648,165
Net asset value per share	$25.92
Maximum offering price per share (Net asset value divided by 97.00%)	$26.72

C-Class:
Net assets	$172,905,977
Capital shares outstanding	6,672,538
Net asset value per share	$25.91

P-Class:
Net assets	$385,306,319
Capital shares outstanding	14,857,045
Net asset value per share	$25.93

Institutional Class:
Net assets	$2,227,970,276
Capital shares outstanding	85,871,847
Net asset value per share	$25.95

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
FLOATING RATE STRATEGIES FUND

Year Ended September 30, 2018

Investment Income:
Dividends from securities of affiliated issuers	$704,366
Interest from securities of unaffiliated issuers (net of foreign withholding tax of $10,681)	173,087,877
Interest from securities of affiliated issuers	963,447
Total investment income	174,755,690

Expenses:
Management fees	22,445,723
Distribution and service fees:
A-Class	1,187,789
C-Class	1,868,146
P-Class	858,506
Transfer agent/maintenance fees:
A-Class	610,948
C-Class	179,423
P-Class	463,790
Institutional Class	1,721,370
Fund accounting/administration fees	2,762,578
Line of credit fees	206,466
Custodian fees	79,232
Trustees’ fees*	57,898
Miscellaneous	988,503
Recoupment of previously waived fees:
C-Class	9,880
Total expenses	33,440,252
Less:
Expenses reimbursed by Adviser:
A Class	(568,296)
C Class	(174,502)
P Class	(438,144)
Institutional Class	(1,262,145)
Expenses waived by Adviser	(33,502)
Total waived/reimbursed expenses	(2,476,589)
Net expenses	30,963,663
Net investment income	143,792,027

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	5,719,357
Investments in affiliated issuers	65,100
Distributions received from affiliated investment company shares	11,089
Foreign currency transactions	4,253,463
Forward foreign currency exchange contracts	10,046,301
Net realized gain	20,095,310
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(28,994,777)
Investments in affiliated issuers	(1,133,779)
Foreign currency translations	109,495
Forward foreign currency exchange contracts	(1,377,777)
Net change in unrealized appreciation (depreciation)	(31,396,838)
Net realized and unrealized loss	(11,301,528)
Net increase in net assets resulting from operations	$132,490,499

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

STATEMENTS OF CHANGES IN NET ASSETS
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$143,792,027	$122,442,633
Net realized gain (loss) on investments	20,095,310	(12,762,679)
Net change in unrealized appreciation (depreciation) on investments	(31,396,838)	20,372,275
Net increase in net assets resulting from operations	132,490,499	130,052,229

Distributions to shareholders:
A-Class	(19,328,895)	(18,831,467)[1]
C-Class	(6,226,360)	(6,084,905)[1]
P-Class	(14,036,610)	(9,380,954)[1]
Institutional Class	(105,692,526)	(89,039,000)[1]
Total distributions to shareholders	(145,284,391)	(123,336,326)

Capital share transactions:
Proceeds from sale of shares
A-Class	174,750,198	298,670,600
C-Class	25,524,875	66,783,552
P-Class	196,163,250	320,175,325
Institutional Class	993,737,991	1,832,796,630
Distributions reinvested
A-Class	15,899,450	15,548,327
C-Class	4,861,463	4,746,759
P-Class	13,987,188	9,376,862
Institutional Class	85,084,696	70,629,896
Cost of shares redeemed
A-Class	(292,303,519)	(233,410,919)
C-Class	(60,834,101)	(65,504,737)
P-Class	(184,687,809)	(93,746,737)
Institutional Class	(1,431,785,517)	(961,454,365)
Net increase (decrease) from capital share transactions	(459,601,835)	1,264,611,193
Net increase (decrease) in net assets	(472,395,727)	1,271,327,096

Net assets:
Beginning of year	3,690,140,614	2,418,813,518
End of year	$3,217,744,887	$3,690,140,614

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
FLOATING RATE STRATEGIES FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	6,734,757	11,471,959
C-Class	983,543	2,566,645
P-Class	7,564,336	12,285,213
Institutional Class	38,250,771	70,326,314
Shares issued from reinvestment of distributions
A-Class	613,005	597,271
C-Class	187,516	182,421
P-Class	539,448	359,999
Institutional Class	3,277,180	2,710,743
Shares redeemed
A-Class	(11,264,301)	(8,965,201)
C-Class	(2,344,621)	(2,517,107)
P-Class	(7,112,156)	(3,598,615)
Institutional Class	(55,157,087)	(36,900,597)
Net increase (decrease) in shares	(17,727,609)	48,519,045

[1]	For the year ended September 30, 2017, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

FINANCIAL HIGHLIGHTS
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.01	$25.92	$25.88	$26.52	$26.62
Income (loss) from investment operations:
Net investment income (loss)[a]	1.04	.93	.99	1.04	1.10
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.42)	.05
Total from investment operations	.97	1.03	1.11	.62	1.15
Less distributions from:
Net investment income	(1.06)	(.94)	(1.07)	(1.18)	(1.20)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.06)	(.94)	(1.07)	(1.26)	(1.25)
Net asset value, end of period	$25.92	$26.01	$25.92	$25.88	$26.52

Total Return[e]	3.80%	4.03%	4.47%	2.36%	4.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$431,562	$534,911	$452,611	$400,270	$365,207
Ratios to average net assets:
Net investment income (loss)	4.02%	3.58%	3.88%	3.97%	4.10%
Total expenses[b]	1.15%	1.13%	1.20%	1.19%	1.18%
Net expenses[c,f,g]	1.03%	1.04%	1.03%	1.03%	1.04%
Portfolio turnover rate	33%	44%	35%	44%	58%

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.00	$25.91	$25.87	$26.51	$26.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.74	.80	.85	.90
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.43)	.06
Total from investment operations	.78	.84	.92	.42	.96
Less distributions from:
Net investment income	(.87)	(.75)	(.88)	(.98)	(1.00)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(.87)	(.75)	(.88)	(1.06)	(1.05)
Net asset value, end of period	$25.91	$26.00	$25.91	$25.87	$26.51

Total Return[e]	3.03%	3.26%	3.68%	1.63%	3.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$172,906	$204,008	$197,296	$145,808	$132,370
Ratios to average net assets:
Net investment income (loss)	3.29%	2.83%	3.13%	3.23%	3.35%
Total expenses[b]	1.87%	1.83%	1.93%	1.91%	1.89%
Net expenses[c,f,g]	1.78%	1.79%	1.78%	1.78%	1.79%
Portfolio turnover rate	33%	44%	35%	44%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$26.02	$25.93	$25.89	$26.37
Income (loss) from investment operations:
Net investment income (loss)[a]	1.05	.94	.99	.40
Net gain (loss) on investments (realized and unrealized)	(.08)	.09	.12	(.46)
Total from investment operations	.97	1.03	1.11	(.06)
Less distributions from:
Net investment income	(1.06)	(.94)	(1.07)	(.42)
Total distributions	(1.06)	(.94)	(1.07)	(.42)
Net asset value, end of period	$25.93	$26.02	$25.93	$25.89

Total Return	3.80%	4.03%	4.46%	(0.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$385,306	$360,829	$124,974	$20,536
Ratios to average net assets:
Net investment income (loss)	4.05%	3.59%	3.86%	3.68%
Total expenses[b]	1.15%	1.16%	1.06%	1.04%
Net expenses[c,f,g]	1.03%	1.03%	1.03%	1.02%
Portfolio turnover rate	33%	44%	35%	44%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
FLOATING RATE STRATEGIES FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$26.03	$25.94	$25.90	$26.54	$26.64
Income (loss) from investment operations:
Net investment income (loss)[a]	1.11	1.00	1.05	1.10	1.16
Net gain (loss) on investments (realized and unrealized)	(.07)	.10	.12	(.42)	.06
Total from investment operations	1.04	1.10	1.17	.68	1.22
Less distributions from:
Net investment income	(1.12)	(1.01)	(1.13)	(1.24)	(1.27)
Net realized gains	—	—	—	(.08)	(.05)
Total distributions	(1.12)	(1.01)	(1.13)	(1.32)	(1.32)
Net asset value, end of period	$25.95	$26.03	$25.94	$25.90	$26.54

Total Return	4.08%	4.28%	4.71%	2.59%	4.67%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,227,970	$2,590,393	$1,643,932	$1,231,352	$753,476
Ratios to average net assets:
Net investment income (loss)	4.28%	3.83%	4.11%	4.18%	4.32%
Total expenses[b]	0.84%	0.82%	0.87%	0.85%	0.87%
Net expenses[c,f,g]	0.79%	0.79%	0.79%	0.79%	0.80%
Portfolio turnover rate	33%	44%	35%	44%	58%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

FINANCIAL HIGHLIGHTS (concluded)
FLOATING RATE STRATEGIES FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[e]	Total return does not reflect the impact of any applicable sales charge and has not been annualized.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods presented would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	1.02%	1.02%	1.02%	1.02%	1.02%
C-Class	1.77%	1.77%	1.77%	1.77%	1.77%
P-Class	1.02%	1.02%	1.02%	1.01%	N/A
Institutional Class	0.78%	0.78%	0.78%	0.78%	0.78%

[g]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the periods presented was as follows:

	09/30/18	09/30/17
A-Class	—	—
C-Class	0.01%	—
P-Class	—	—
Institutional Class	—	0.01%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Floating Rate Strategies Fund (the “Fund”), a diversified investment company. At September 30, 2018, only A-Class, C-Class, P-Class and Institutional Class shares had been issued by the Fund.

Guggenheim Partners Investment Management, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

NOTES TO FINANCIAL STATEMENTS (continued)

liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS (continued)

rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2018.

(c) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

(d) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(f) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows. Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

(h) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(j) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(k) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(l) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund may utilize derivatives for the following purpose:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Settlement
Use	Purchased	Sold
Hedge	$233,725,464	$11,442,342

THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value	Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk	Forward Foreign Currency Exchange Risk
$841,198	$753,625

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations	Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Forward Foreign Currency Exchange Risk	Forward Foreign Currency Exchange Risk
$10,046,301	$(1,377,777)

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. The Fund uses, where appropriate, depending on the financial instrument utilized and the broker involved, margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs over-the-counter (“OTC”) derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Forward foreign currency exchange contracts	$841,198	$—	$841,198	$(745,274)	$—	$95,924

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$753,625	$—	$753,625	$(745,274)	$—	$8,351

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Asset Type	Cash Pledged	Cash Received
JP Morgan Chase and Co.	Forward Currency Contracts	$1,800,000	$—

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

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NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.65% of the average daily net assets of the Fund up to $5 billion; and 0.60% of the average daily net assets in excess of $5 billion.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
A-Class	1.02%	11/30/12	02/01/20
C-Class	1.77%	11/30/12	02/01/20
P-Class	1.02%	05/01/15	02/01/20
Institutional Class	0.78%	11/30/12	02/01/20

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	Fund Total
A-Class	$715,008	$506,871	$572,780	$1,794,659
C-Class	254,684	104,116	176,311	535,111
P-Class	16,627	320,707	442,125	779,459
Institutional Class	1,021,450	819,172	1,285,374	3,125,996

For the year ended September 30, 2018, GI recouped $9,880 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2018, the Fund did not waive any fees related to investments in affiliated funds.

For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Trust’s custodian. As custodian, BNY is responsible for the custody of the Trust’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

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NOTES TO FINANCIAL STATEMENTS (continued)

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$145,284,391	$—	$145,284,391

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$121,000,854	$—	$2,335,472	$123,336,326

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$11,295,719	$—	$(33,300,726)	$(6,515,802)	$(10,555,995)	$(39,076,804)

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, capital loss carryforwards for the Fund were as follows:

Unlimited
Short-Term	Long-Term	Total Capital Loss Carryforward
$—	$(6,515,802)	$(6,515,802)

*

In accordance with Section 382 of the Internal Revenue Code, a portion of certain Fund losses are subject to an annual limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown with respect to each Fund.

For the year ended September 30, 2018, the following capital loss carryforward amounts expired or were utilized:

Expired	Utilized	Total
$—	$4,618,423	$4,618,423

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in CLO securities, foreign currency gains and losses, losses deferred due to wash sales, distribution payable, return of capital distributions, paydown reclasses, amortization, and the “mark-to-market” of certain forward foreign currency exchange contracts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$(2,335,472)	$2,335,472

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NOTES TO FINANCIAL STATEMENTS (continued)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Gain	Tax Unrealized (Loss)	Net Unrealized Gain/(Loss)
$3,282,931,924	$7,089,420	$(40,968,544)	$(33,879,124)

Note 7 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$1,081,225,247	$1,496,686,630

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended September 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$1,970,000	$8,852,761	$747,079

Note 8 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The unfunded loan commitments as of September 30, 2018, were as follows:

Borrower	Maturity Date	Face Amount*		Value
Advantage Sales & Marketing LLC	07/25/19		6,800,000	$511,700
EG Finco Ltd.	02/07/25	EUR	941,896	4,960
Lumentum Holdings, Inc.	03/11/19		15,750,000	—
Mavis Tire Express Services Corp.	03/20/25		3,409,709	12,786
Recess Holdings, Inc.	09/30/24		10,357	—
Thermasys Corp.	05/03/19		485,382	—
Wencor Group	06/19/19		1,797,692	50,192
				$579,638

*	The face amount is denominated in U.S. dollars unless otherwise indicated.

Note 9 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR +0.55%, Rate Floor: 0.55%) due 3/15/19[1]	12/27/11	$723,184	$22,421
LBC Tank Terminals Holding Netherlands BV
6.88% due 5/15/23	12/17/13	643,336	625,275
		$1,366,520	$647,696

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

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NOTES TO FINANCIAL STATEMENTS (concluded)

The commitment fee that may be paid by the Funds is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees.” The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, The Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Floating Rate Strategies Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Floating Rate Strategies Fund (the “Fund”), (one of the funds constituting the Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentage qualify as interest related dividends as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2). See qualified interest income column in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income
0.03%	0.03%	87.65%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies,

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OTHER INFORMATION (Unaudited)(continued)

the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”) ● Guggenheim Diversified Income Fund (“Diversified Income Fund”) ● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory

[1]

The investment management agreements pertaining to the SI--Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

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OTHER INFORMATION (Unaudited)(continued)

Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand

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and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

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Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

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As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also

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considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

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Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

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Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications,

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experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to

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different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and CEO, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

86 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 87

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

88 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present) ; Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 89

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

90 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 91

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

THE GUGGENHEIM FUNDS ANNUAL REPORT | 93

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

94 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com –by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 95

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

96 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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9.30.2018

Guggenheim Funds Annual Report

Guggenheim Total Return Bond Fund

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DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
ABOUT SHAREHOLDERS’ FUND EXPENSES	6
TOTAL RETURN BOND FUND	9
NOTES TO FINANCIAL STATEMENTS	71
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	93
OTHER INFORMATION	95
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	111
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	118

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2018

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”) is pleased to present the shareholder report for Guggenheim Total Return Bond Fund (the “Fund”) for the annual fiscal period ended September 30, 2018.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Fund. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers’ Commentary for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2018

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

September 30, 2018

Total Return Bond Fund may not be suitable for all investors. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● When market conditions are deemed appropriate, the Fund will leverage to the full extent permitted by its investment policies and restrictions and applicable law. Leveraging will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund may invest in derivative instruments, which may be more volatile and less liquid, increasing the risk of loss when compared to traditional securities. Certain of the derivative instruments are also subject to the risks of counterparty default and adverse tax treatment. ● Instruments and strategies (such as borrowing transactions and reverse repurchase agreements) may provide leveraged exposure to a particular investment, which will magnify any gains or losses on those investments. ● Investments in reverse repurchase agreements expose the Fund to many of the same risks as investments in derivatives. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● The Fund’s investments in foreign securities carry additional risks when compared to U.S. securities, due to the impact of diplomatic, political, or economic developments in the country in question (investments in emerging markets securities are generally subject to an even greater level of risk). ● Investments in syndicated bank loans generally offer a floating interest rate and involve special types of risks. ● The Fund’s investments in municipal securities can be affected by events that affect the municipal bond market. ● The Fund’s investments in real estate securities subject the Fund to the same risks as direct investments in real estate, which is particularly sensitive to economic downturns. ● The Fund’s investments in restricted securities may involve financial and liquidity risk. ● You may have a gain or loss when you sell your shares. ● It is important to note that the Fund is not guaranteed by the U.S. government. ● Please read the prospectus for more detailed information regarding these and other risks.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2018

While much has been made of second quarter real gross domestic product (“GDP”) growth hitting an annualized 4.2%, 2018 may be as good as it gets for growth.

The expansion was boosted by several factors, most notably the one-shot tax cut stimulus, the impact of which will fade next year. In addition, we saw a 60 basis-point lift from exporters racing to beat Chinese tariffs, a surge in energy investment, and consumers spending initial tax cut gains. Even adjusting for these factors, the economy still shows signs of overheating, with growth well above potential. Our work shows that sustainable potential growth is approximately 1.5%. Although growth could exceed an annualized 3% for the next few quarters, amplified by a fiscal boost from tax cuts and higher government spending, maintaining annualized 2–3% growth beyond that would require a significant pickup in productivity growth, which we believe is unsustainable.

Consumption will likely continue to drive growth amid increases in employment and hourly earnings. The recent upward revision of the personal saving rate shows consumer spending may have more room to run, but we see weakness in other areas. We have yet to see a big boost in capital expenditures from tax cuts, and concerns around tariffs have yet to fade. Housing may continue to be an area of weakness, with high prices, rising mortgage rates, and supply constraints holding back activity in the sector. Exports could also be held back by dollar strength.

Signs of overheating in the economy are evident in the labor market. Unemployment will likely continue to decline, forcing businesses to boost wages to attract and retain workers. At 3.7%, the unemployment rate is well below most estimates of the sustainable natural rate (including the U.S. Federal Reserve’s (the “Fed”) estimate of 4.5%). We expect unemployment to approach 3.5% by the end of the year, because the pace of job creation, averaging 190,000 over the past three months, is well above trend labor force growth of about 100,000 per month. History shows that recession risks rise as the unemployment rate falls below the natural rate.

The Fed may have a new problem in the coming quarters—inflation consistently running above its 2% target even as economic growth slows. Core inflation, as measured by the deflator for personal consumption expenditures (“PCE”) excluding food and energy, has risen to 2.0% year over year, in line with the Fed’s target.

Core inflation is a lagging indicator of economic growth, typically trailing by about 18 months. So even as the economy cools over the rest of the year and into 2019, underlying inflation will continue to trend higher.

In the 12 months ended September 30, 2018, the U.S. Treasury curve continued its bear-flattening trend (when short-term rates increase at a faster rate than long-term rates), as the yield on the 2-year U.S. Treasury rose 134 basis points, from 1.48% to 2.82% and the yield on the 10-year U.S. Treasury rising just 73 basis points, from 2.33% to 3.06%. The difference between the 2-year U.S. Treasury and 10-year U.S. Treasury narrowed from 85 basis points to 24 basis points. In September,

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2018

the Federal Open Market Committee (“FOMC”) raised the federal funds rate as expected to a target range of 2-2.25%, and removed the word “accommodative” to describe the stance of monetary policy.

We believe the Fed will raise the fed funds rate one more time in 2018 and four more times in 2019. Ultimately, tighter monetary policy may increasingly restrict consumption, business investment, and housing as the Fed aims to reduce growth to a more sustainable pace. As tighter policy gains traction, the ensuing growth slowdown could become self-reinforcing. Indeed, our recession dashboard continues to point to a recession beginning around early 2020.

For the one year ended September 30, 2018, the Standard & Poor’s 500® (“S&P 500®”) Index* returned 17.91%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned 2.74%. The return of the MSCI Emerging Markets Index* was -0.81%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a -1.22% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 3.05%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 1.59% for the one year period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 29, 2018 and ending September 30, 2018 for actual Fund returns. Hypothetical Fund returns are for the period beginning March 31, 2018 and ending September 30, 2018.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 29, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
A-Class	0.80%	0.42%	$ 1,000.00	$ 1,004.20	$ 4.06
C-Class	1.54%	0.05%	1,000.00	1,000.50	7.81
P-Class	0.79%	0.46%	1,000.00	1,004.60	4.01
R6-Class	0.50%	0.57%	1,000.00	1,005.70	2.54
Institutional Class	0.50%	0.57%	1,000.00	1,005.70	2.54

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period[4]
Table 2. Based on hypothetical 5% return (before expenses)
A-Class	0.80%	5.00%	$ 1,000.00	$ 1,021.06	$ 4.05
C-Class	1.54%	5.00%	1,000.00	1,017.35	7.79
P-Class	0.79%	5.00%	1,000.00	1,021.11	4.00
R6-Class	0.50%	5.00%	1,000.00	1,022.56	2.54
Institutional Class	0.50%	5.00%	1,000.00	1,022.56	2.54

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 185/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 29, 2018 to September 30, 2018.
[4]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

MANAGERS’ COMMENTARY (Unaudited)

To Our Shareholders

Guggenheim Total Return Bond Fund (the “Fund”) is managed by a team of seasoned professionals, including B. Scott Minerd, Chairman of Investments and Global Chief Investment Officer; Anne B. Walsh, Senior Managing Director and Chief Investment Officer, Fixed Income; Steven H. Brown, CFA, Managing Director and Portfolio Manager; and Adam Bloch, Director and Portfolio Manager. In the following paragraphs, the investment team discusses the market environment and the Fund’s performance for the fiscal year ended September 30, 2018.

For the one year period ended September 30, 2018, Guggenheim Total Return Bond Fund returned 1.28%1, compared with the -1.22% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

The Fund seeks to provide total return, comprised of current income and capital appreciation. The Fund pursues its investment objective by investing primarily in high-quality, investment-grade fixed-income securities across multiple sectors. The Fund employs a tactical sector allocation strategy, offering the opportunity to capitalize on total return potential created by changing market conditions.

Over the 12-month period, the portfolio remained focused on sourcing attractive investments while minimizing downside risk and upgrading credit quality.

The Fed delivered four rate increases over the period, raising the fed funds rate target range to 2.00-2.25%. The Fund maintained its underweight and “barbell” duration position by obtaining key rate exposure on the very long end of the curve where we expect to see less rate movement, while remaining overweight floating rate exposure (approximately 77% of the portfolio was adjustable rate at period end.) We limited exposure to the short and intermediary parts of the curve in anticipation of higher rates and a flatter yield curve. We plan to maintain our barbell and underweight duration positioning given our view that the entire curve will pivot around 3.5% at the end of this cycle.

Collateralized loan obligations’ (“CLO”) debt allocation delivered a positive absolute return over the period. During the period, the portfolio further rotated into AAA tranches, given the flattening credit curve and desire to minimize downside risk. Over half the Fund’s CLO allocation was rated AAA at period end. CLO new issuance for the first nine months of 2018 is currently outpacing 2017 and has pushed CLO spreads marginally wider, retracing some of the tightening we have seen over the past twelve months. Total new issue, refinance, and reset volume stands at $190 billion year-to-date and is on pace to be the biggest new issuance year post-crisis.

Non-Agency residential mortgage-backed securities (“RMBS”) holdings were a positive contributor. Limited home inventory and improving labor market conditions should support home prices and mortgage credit performance. Pre-crisis RMBS investment performance should

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

MANAGERS’ COMMENTARY (Unaudited)(concluded)

continue benefitting from a supply shortfall caused by ongoing paydowns and limited new issuance. Spread differences between lower-risk and higher-risk RMBS tranches remain near post-crisis lows and reflect the late-cycle complacency observed in other fixed income credit markets.

Investment grade corporates posted negative returns for the period largely on higher interest rates, which negatively impacted the benchmark. Our underweight to the sector generated relative outperformance.

The Fund uses derivatives to obtain a targeted interest rate duration, to hedge non-U.S. dollar foreign exchange exposure, and to occasionally obtain or replicate market exposure. For the period, returns from derivatives were positive.

The Fund invested excess cash into the Guggenheim Strategy Funds which, in turn, invest in a diversified portfolio of debt securities and financial instruments providing exposure to fixed income markets. The investment objective of the Guggenheim Strategy Funds is to seek a high level of income consistent with the preservation of capital. For the one year period ended September 30, 2018, investment in the Guggenheim Strategy Funds has benefited Fund performance relative to investing in other short-term investments.

Performance displayed represents past performance which is no guarantee of future results.

[1]	Performance figures are based on Class A shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2018

TOTAL RETURN BOND FUND

OBJECTIVE: Seeks to provide total return, comprised of current income and capital appreciation.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments or investments in Guggenheim Strategy Funds Trust mutual funds.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2018

Inception Dates:
A-Class	November 30, 2011
C-Class	November 30, 2011
P-Class	May 1, 2015
R6-Class	October 19, 2016
Institutional Class	November 30, 2011

Portfolio Composition by Quality Rating[1]
Rating	% of Total Investments
Fixed Income Instruments
AAA	48.4%
AA	9.5%
A	11.2%
BBB	12.2%
BB	1.7%
B	3.3%
CCC	4.6%
CC	1.2%
C	0.3%
NR2	2.5%
Other Instruments	5.1%
Total Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
U.S. Treasury Bonds, 11/15/46	5.0%
U.S. Treasury Bonds, 11/15/44	2.7%
U.S. Treasury Bonds, 08/15/48	2.3%
Government of Japan due 01/10/19	1.2%
Home Equity Loan Trust, 2.41%	1.1%
Guggenheim Floating Rate Strategies Fund — Institutional Class	1.0%
Fortress Credit Opportunities IX CLO Ltd., 3.86%	0.9%
Golub Capital Partners CLO Ltd., 3.64%	0.9%
State of Israel, 0.50% due 10/31/18	0.9%
Freddie Mac Multifamily Structured Pass Through Certificates, 3.28%	0.8%
Top Ten Total	16.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

[1]

Source: BlackRock Solutions. Credit quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). All securities except for those labeled “NR” have been rated by Moody’s, Standard & Poor’s (“S&P”), or Fitch, each of which is a Nationally Recognized Statistical Rating Organization (“NRSRO”). For purposes of this presentation, when ratings are available from more than one agency, the highest rating is used. Guggenheim Investments has converted ratings to the equivalent S&P rating. Security ratings are determined at the time of purchase and may change thereafter.

[2]	NR securities do not necessarily indicate low credit quality.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	September 30, 2018

Cumulative Fund Performance*

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2018

Average Annual Returns*

Periods Ended September 30, 2018

	1 Year	5 Year	Since Inception (11/30/11)
A-Class Shares	1.28%	4.44%	5.18%
A-Class Shares with sales charge†	(2.78%)	3.44%	4.43%
C-Class Shares	0.53%	3.68%	4.41%
C-Class Shares with CDSC§	(0.46%)	3.68%	4.41%
Institutional Class Shares	1.59%	4.80%	5.54%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	2.16%	2.07%

	1 Year	Since Inception (05/01/15)
P-Class Shares	1.32%	3.31%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	1.21%

	1 Year	Since Inception (10/19/16)
R6-Class Shares	1.59%	2.84%
Bloomberg Barclays U.S. Aggregate Bond Index	(1.22%)	(0.39%)

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graph is based on A-Class shares only; performance for C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares will vary due to differences in fee structures.

†

Effective October 1, 2015, the maximum sales charge decreased from 4.75% to 4.00%. A 4.75% maximum sales charge is used in the calculation of the Average Annual Returns based on subscriptions made prior to October 1, 2015, and a 4.00% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after October 1, 2015.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2018
TOTAL RETURN BOND FUND

	Shares	Value

COMMON STOCKS† - 0.0%

Energy - 0.0%
Titan Energy LLC*	6,740	$2,763

Technology – 0.0%
Aspect Software Parent, Inc.*,†††,1,2	2	—

Total Common Stocks
(Cost $200,000)		2,763

PREFERRED STOCKS†† - 0.0%
Industrial - 0.0%
Seaspan Corp. 6.38% due 04/30/19	37,300	947,793
Total Preferred Stocks
(Cost $932,500)		947,793

WARRANTS††† - 0.0%
Aspect Software, Inc.[1,2]	1,318	—
Total Warrants
(Cost $—)		—

MUTUAL FUNDS† - 1.7%
Guggenheim Floating Rate Strategies Fund — Institutional Class[2]	4,072,673	105,685,870
Guggenheim Strategy Fund I2	1,016,299	25,458,278
Guggenheim Strategy Fund III[2]	1,017,763	25,444,068
Guggenheim Strategy Fund II2	1,018,238	25,435,578
Total Mutual Funds
(Cost $182,239,706)		182,023,794

MONEY MARKET FUND† - 2.2%
Federated U.S. Treasury Cash Reserve Fund — Institutional Shares 1.92%[3]	234,010,910	234,010,910
Total Money Market Fund
(Cost $234,010,910)		234,010,910

	Face Amount~

COLLATERALIZED MORTGAGE OBLIGATIONS†† - 31.7%
Residential Mortgage Backed Securities - 15.9%
Home Equity Loan Trust
2007-FRE1, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 04/25/37[4]	122,619,087	114,991,616
Soundview Home Loan Trust
2006-OPT5, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	86,936,327	84,270,642
2005-OPT3, 2.69% (1 Month USD LIBOR + 0.47%, Rate Floor: 0.47%) due 11/25/35[4]	19,495,000	19,388,119
2007-1, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 03/25/37[4]	3,281,611	3,262,615
Saxon Asset Securities Trust
2007-3, 2.53% (1 Month USD LIBOR + 0.31%, Rate Floor: 0.31%) due 09/25/47[4]	91,252,229	89,438,774
Towd Point Mortgage Trust
2017-6, 2.75% (WAC) due 10/25/57[4,5]	23,865,266	23,269,415
2017-5, 2.82% (1 Month USD LIBOR + 0.60%, Rate Floor: 0.00%) due 02/25/57[4,5]	22,499,166	22,519,332
2018-1, 3.00% (WAC) due 01/25/58[4,5]	21,524,018	21,116,549

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

2017-1, 2.75% (WAC) due 10/25/56[4,5]	16,809,474	$16,457,538
2016-1, 2.75% (WAC) due 02/25/55[4,5]	4,816,695	4,741,687
CIM Trust
2018-R4, 4.07% (WAC) due 12/26/57[4,5]	39,984,654	39,856,827
2017-2, 4.10% (1 Month USD LIBOR + 2.00%, Rate Floor: 2.00%) due 12/25/57[4,5]	28,888,513	29,250,781
2018-R2, 3.69% (WAC) due 08/25/57[4,5]	18,297,742	18,164,349
RALI Series Trust
2006-QO5, 2.43% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 05/25/46[4]	21,827,424	21,162,388
2006-QO10, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 01/25/37[4]	12,781,706	12,284,659
2007-QO4, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 05/25/47[4]	10,513,775	10,321,628
2006-QO2, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 02/25/46[4]	21,342,245	9,456,254
2007-QO2, 2.37% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 02/25/47[4]	11,535,239	7,493,280
2007-QO4, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 05/25/47[4]	4,890,560	4,806,205
2005-QO1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 08/25/35[4]	5,074,313	4,531,400
2005-QO1, 3.35% (1 Year CMT Rate + 1.50%, Rate Floor: 1.50%) due 08/25/35[4]	3,355,205	3,195,653
2006-QS8, 2.67% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 08/25/36[4]	3,971,754	2,984,904
2006-QO2, 2.49% (1 Month USD LIBOR + 0.27%, Rate Floor: 0.27%) due 02/25/46[4]	5,261,034	2,441,295
2007-QO3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 03/25/47[4]	2,010,420	1,956,796
CIT Mortgage Loan Trust
2007-1, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 10/25/37[4,5]	59,810,244	60,354,236
2007-1, 3.67% (1 Month USD LIBOR + 1.45%, Rate Floor: 1.45%) due 10/25/37[4,5]	4,461,868	4,523,208

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Structured Asset Securities Corporation Mortgage Loan Trust
2008-BC4, 2.85% (1 Month USD LIBOR + 0.63%, Rate Floor: 0.63%) due 11/25/37[4]	49,368,057	$48,536,536
2006-BC4, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 12/25/36[4]	7,303,906	7,057,543
2006-BC3, 2.38% (1 Month USD LIBOR + 0.16%, Rate Floor: 0.16%) due 10/25/36[4]	6,559,242	5,816,660
2006-BC6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/25/37[4]	846,058	828,075
NovaStar Mortgage Funding Trust Series
2007-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Cap/Floor: 11.00%/0.20%) due 09/25/37[4]	57,200,108	55,375,093
American Home Mortgage Investment Trust
2007-1, 2.08% due 05/25/47[6]	195,069,543	30,210,888
2006-1, 2.50% (1 Month USD LIBOR + 0.28%, Rate Floor: 0.14%) due 03/25/46[4]	22,207,538	21,423,485
2006-1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.20%) due 03/25/46[4]	3,165,947	3,079,833
IndyMac INDX Mortgage Loan Trust
2006-AR6, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 06/25/46[4]	48,020,132	45,627,980
2005-AR18, 3.00% (1 Month USD LIBOR + 0.78%, Rate Cap/Floor: 10.50%/0.78%) due 10/25/36[4]	7,903,972	6,704,312
Morgan Stanley ABS Capital I Incorporated Trust
2007-HE6, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/37[4]	31,639,923	29,134,443
2006-NC1, 2.60% (1 Month USD LIBOR + 0.38%, Rate Floor: 0.38%) due 12/25/35[4]	7,800,000	7,757,003
2007-HE6, 2.28% (1 Month USD LIBOR + 0.06%, Rate Floor: 0.06%) due 05/25/37[4]	4,307,761	3,935,004
2007-HE6, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 05/25/37[4]	3,164,137	2,931,249

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Nomura Resecuritization Trust
2018-1R, 3.13% due 01/25/37	33,348,000	$33,097,890
2018-1R, 3.13% due 03/25/37	3,178,500	3,156,648
2015-4R, 4.55% (1 Month USD LIBOR + 0.43%, Rate Floor: 0.43%) due 03/26/36[4,5]	1,804,104	1,738,590
2015-4R, 3.66% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 12/26/36[4,5]	1,257,900	1,243,397
2016-1R, 5.07% (1 Month USD LIBOR + 3.00%, Rate Floor: 3.00%) due 01/28/38[4,5]	1,009,308	1,005,779
LSTAR Securities Investment Limited
4.11% due 04/01/21	23,308,013	23,305,644
2018-2, 3.58% (1 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 04/01/23[4,5]	16,448,884	16,459,987
Bear Stearns Asset Backed Securities I Trust
2006-HE9, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/25/36[4]	31,886,485	30,884,579
2006-HE3, 2.58% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 04/25/36[4]	7,600,000	7,524,654
Alternative Loan Trust
2005-59, 2.50% (1 Month USD LIBOR + 0.33%, Rate Floor: 0.33%) due 11/20/35[4]	13,339,952	13,004,858
2007-OH3, 2.51% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.00%/0.29%) due 09/25/47[4]	12,342,401	12,122,181
2007-OA7, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 05/25/47[4]	4,988,169	4,871,961
2005-38, 2.57% (1 Month USD LIBOR + 0.35%, Rate Floor: 0.35%) due 09/25/35[4]	4,096,845	3,995,765
First NLC Trust
2005-4, 2.61% (1 Month USD LIBOR + 0.39%, Rate Cap/Floor: 14.00%/0.39%) due 02/25/36[4]	26,192,807	26,091,378
2005-1, 2.68% (1 Month USD LIBOR + 0.46%, Rate Cap/Floor: 14.00%/0.23%) due 05/25/35[4]	3,001,330	2,918,836
HSI Asset Securitization Corporation Trust
2006-OPT2, 2.61% (1 Month USD LIBOR + 0.39%, Rate Floor: 0.39%) due 01/25/36[4]	29,140,000	28,838,879

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

FirstKey Master Funding
2017-R1, 2.32% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[4,5]	26,933,420	$26,320,658
2017-R1, 2.32% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 11/03/41[4,5]	1,083,878	1,081,168
RASC Series Trust
2006-EMX4, 2.45% (1 Month USD LIBOR + 0.23%, Rate Cap/Floor: 14.00%/0.23%) due 06/25/36[4]	27,832,000	27,159,980
ACE Securities Corporation Home Equity Loan Trust Series
2006-HE4, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 10/25/36[4]	31,573,888	21,094,733
2005-HE2, 3.24% (1 Month USD LIBOR + 1.02%, Rate Floor: 0.68%) due 04/25/35[4]	5,700,000	5,680,625
Countrywide Asset-Backed Certificates
2006-6, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	25,302,249	24,885,483
2005-15, 2.67% (1 Month USD LIBOR + 0.45%, Rate Floor: 0.45%) due 03/25/36[4]	1,500,000	1,472,992
COLT Mortgage Loan Trust
2018-3, 3.69% (WAC) due 10/26/48[4,5]	25,000,000	25,044,340
Washington Mutual Mortgage Pass-Through Certificates WMALT Series Trust
2006-AR9, 2.68% (1 Year CMT Rate + 0.83%, Rate Floor: 0.83%) due 11/25/46[4]	16,695,768	15,308,925
2006-AR9, 2.69% (1 Year CMT Rate + 0.84%, Rate Floor: 0.84%) due 11/25/46[4]	7,996,908	7,090,252
2006-7, 4.40% due 09/25/36	2,803,953	1,357,294
2006-8, 4.60% due 10/25/36	462,367	268,043
Nationstar Home Equity Loan Trust
2007-B, 2.44% (1 Month USD LIBOR + 0.22%, Rate Floor: 0.22%) due 04/25/37[4]	22,744,204	22,394,930
American Home Mortgage Assets Trust
2006-4, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 10/25/46[4]	12,234,627	9,122,163
2007-1, 2.55% (1 Year CMT Rate + 0.70%, Rate Floor: 0.70%) due 02/25/47[4]	10,619,189	7,089,192

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

2006-5, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 11/25/46[4]	4,691,598	$2,658,635
2006-6, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/46[4]	2,931,338	2,601,557
Credit-Based Asset Servicing & Securitization LLC
2006-CB2, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 12/25/36[4]	20,323,505	20,198,977
Freddie Mac Structured Agency Credit Risk Debt Notes[14]
2015-DNA1, 4.07% (1 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 10/25/27[4]	19,100,980	19,441,407
GSAMP Trust
2007-NC1, 2.35% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 12/25/46[4]	27,160,415	18,495,316
2005-HE6, 2.66% (1 Month USD LIBOR + 0.44%, Rate Floor: 0.44%) due 11/25/35[4]	467,634	468,744
Legacy Mortgage Asset Trust
2018-GS3, 4.00% due 06/25/58[5,7]	18,459,575	18,361,970
Deutsche Alt-A Securities Mortgage Loan Trust Series
2006-AF1, 2.52% (1 Month USD LIBOR + 0.30%, Rate Floor: 0.30%) due 04/25/36[4]	8,431,095	7,932,107
2006-OA1, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/47[4]	5,921,292	5,764,552
2007-OA2, 2.62% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	4,207,352	4,049,329
New Residential Mortgage Trust
2018-1A, 4.00% (WAC) due 12/25/57[4,5]	17,549,906	17,626,713
Angel Oak Mortgage Trust LLC
2017-3, 2.71% (WAC) due 11/25/47[4,5]	16,786,290	16,669,862
Lehman XS Trust Series
2007-2N, 2.40% (1 Month USD LIBOR + 0.18%, Rate Floor: 0.18%) due 02/25/37[4]	9,202,996	8,851,639
2007-15N, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.00%) due 08/25/37[4]	4,341,551	4,260,921
2005-7N, 2.76% (1 Month USD LIBOR + 0.54%, Rate Floor: 0.27%) due 12/25/35[4]	2,424,843	2,428,295

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

2006-16N, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 11/25/46[4]	1,069,491	$1,048,400
WaMu Mortgage Pass-Through Certificates Series Trust
2007-OA6, 2.50% (1 Year CMT Rate + 0.81%, Rate Floor: 0.81%) due 07/25/47[4]	8,778,304	8,102,072
2007-OA3, 2.62% (1 Year CMT Rate + 0.77%, Rate Floor: 0.77%) due 04/25/47[4]	5,439,470	4,942,723
2006-AR13, 2.73% (1 Year CMT Rate + 0.88%, Rate Floor: 0.88%) due 10/25/46[4]	1,938,475	1,821,364
2006-AR11, 2.77% (1 Year CMT Rate + 0.92%, Rate Floor: 0.92%) due 09/25/46[4]	1,613,160	1,512,431
GSMSC Resecuritization Trust
2015-5R, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 02/26/37[4,5]	10,970,322	10,818,910
2015-5R, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 04/26/37[4,5]	3,518,069	3,498,417
Impac Secured Assets CMN Owner Trust
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 03/25/36[4]	14,447,850	13,560,322
JP Morgan Mortgage Acquisition Trust
2006-WMC4, 2.34% (1 Month USD LIBOR + 0.12%, Rate Floor: 0.12%) due 12/25/36[4]	15,812,392	9,752,176
2006-HE2, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/36[4]	3,543,281	3,521,695
CSMC Series
2015-12R, 2.56% (WAC) due 11/30/37[4,5]	12,475,214	12,437,781
Wachovia Asset Securitization Issuance II LLC Trust
2007-HE1, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 07/25/37[4,5]	6,875,260	6,655,878
2007-HE2A, 2.35% (1 Month USD LIBOR + 0.13%, Rate Floor: 0.13%) due 07/25/37[4,5]	5,774,483	5,561,014
HarborView Mortgage Loan Trust
2006-14, 2.32% (1 Month USD LIBOR + 0.15%, Rate Floor: 0.15%) due 01/25/47[4]	12,612,995	12,164,444

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Citigroup Mortgage Loan Trust, Inc.
2005-HE3, 2.95% (1 Month USD LIBOR + 0.74%, Rate Floor: 0.49%) due 09/25/35[4]	11,687,000	$11,685,478
Asset Backed Securities Corporation Home Equity Loan Trust Series AEG
2006-HE1, 2.62% (1 Month USD LIBOR + 0.40%, Rate Floor: 0.40%) due 01/25/36[4]	10,072,000	9,756,769
New Residential Mortgage Loan Trust
2018-2A, 3.50% (WAC) due 02/25/58[4,5]	5,029,638	4,987,253
2017-5A, 3.72% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 06/25/57[4,5]	4,281,589	4,390,620
Deephaven Residential Mortgage Trust
2017-3A, 2.58% (WAC) due 10/25/47[4,5]	9,334,533	9,251,166
First Frankin Mortgage Loan Trust
2006-FF3, 2.51% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 02/25/36[4]	8,616,000	8,330,457
2004-FF10, 3.49% (1 Month USD LIBOR + 1.28%, Rate Floor: 0.85%) due 07/25/34[4]	7,382,289	7,382,599
Banc of America Funding Trust
2014-R7, 2.36% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 09/26/36[4,5]	4,829,469	4,716,418
2015-R4, 2.23% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 01/27/35[4,5]	2,669,471	2,545,202
ASG Resecuritization Trust
2010-3, 2.64% (1 Month USD LIBOR + 0.29%, Rate Cap/Floor: 10.50%/0.29%) due 12/28/45[4,5]	7,448,451	7,209,155
Structured Asset Investment Loan Trust
2005-11, 2.94% (1 Month USD LIBOR + 0.72%, Rate Floor: 0.36%) due 01/25/36[4]	6,062,965	6,003,472
Argent Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-W2, 2.71% (1 Month USD LIBOR + 0.49%, Rate Floor: 0.49%) due 10/25/35[4]	5,435,000	5,438,717
GSAA Home Equity Trust
2006-3, 2.41% (1 Month USD LIBOR + 0.19%, Rate Floor: 0.19%) due 03/25/36[4]	4,177,651	2,554,940

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

2006-14, 2.39% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 09/25/36[4]	4,981,599	$2,289,706
2007-7, 2.49% (1 Month USD LIBOR + 0.27%) due 07/25/37[4]	295,474	282,305
Park Place Securities Incorporated Asset-Backed Pass-Through Certificates Series
2005-WCW2, 3.01% (1 Month USD LIBOR + 0.80%, Rate Floor: 0.53%) due 07/25/35[4]	5,000,000	5,017,047
Morgan Stanley Resecuritization Trust
2014-R9, 2.20% (1 Month USD LIBOR + 0.14%, Rate Floor: 0.14%) due 11/26/46[4,5]	5,055,096	4,928,360
Morgan Stanley Capital I Incorporated Trust
2006-HE1, 2.51% (1 Month USD LIBOR + 0.29%, Rate Floor: 0.29%) due 01/25/36[4]	4,336,464	4,268,839
GE-WMC Asset-Backed Pass-Through Certificates Series
2005-2, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 12/25/35[4]	4,183,591	4,165,006
Stanwich Mortgage Loan Co.
2016-NPA1, 3.84% (WAC) due 10/16/46[4,5]	4,140,162	4,135,225
Luminent Mortgage Trust
2006-2, 2.42% (1 Month USD LIBOR + 0.20%, Rate Floor: 0.20%) due 02/25/46[4]	4,339,487	4,023,962
WaMu Asset-Backed Certificates WaMu Series
2007-HE4, 2.47% (1 Month USD LIBOR + 0.25%, Rate Floor: 0.25%) due 07/25/47[4]	5,094,474	3,691,038
CWABS Asset-Backed Certificates Trust
2004-15, 3.57% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.90%) due 04/25/35[4]	3,490,000	3,534,159
GSAA Trust
2005-10, 2.87% (1 Month USD LIBOR + 0.65%, Rate Floor: 0.65%) due 06/25/35[4]	3,312,000	3,282,585
Impac Secured Assets Trust
2006-2, 2.39% (1 Month USD LIBOR + 0.17%, Rate Cap/Floor: 11.50%/0.17%) due 08/25/36[4]	2,001,729	1,720,644
RFMSI Series Trust
2006-S11, 6.00% due 11/25/36	1,704,169	1,592,356

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

BCAP LLC
2014-RR2, 2.66% (WAC) due 03/26/36[4,5]	1,393,107	$1,384,518
2014-RR3, 2.22% (WAC) due 10/26/36[4,5]	42,922	43,015
Alliance Bancorp Trust
2007-OA1, 2.46% (1 Month USD LIBOR + 0.24%, Rate Floor: 0.24%) due 07/25/37[4]	1,001,916	898,628
UCFC Manufactured Housing Contract
1997-2, 7.38% due 10/15/28	668,053	702,293
Morgan Stanley Re-REMIC Trust
2010-R5, 3.66% due 06/26/36[5]	329,394	289,527
Irwin Home Equity Loan Trust
2007-1, 5.85% due 08/25/37[5]	285,421	283,105
Total Residential Mortgage Backed Securities		1,682,282,273

Government Agency - 11.6%
Fannie Mae[14]
2.89% due 10/01/29	38,458,000	35,802,557
3.01% due 09/01/29	36,899,000	34,984,561
3.56% due 04/01/30	26,367,787	25,898,401
3.40% due 02/01/33	25,000,000	23,833,641
3.12% due 10/01/32	24,800,000	22,795,433
3.23% due 01/01/33	23,678,873	22,464,334
2.90% due 11/01/29	21,078,000	19,545,162
2.87% due 09/01/29	20,000,000	18,549,855
3.49% due 04/01/30	18,646,795	18,357,005
3.17% due 02/01/28	18,350,000	17,576,086
2.96% due 11/01/29	18,620,000	17,379,398
3.19% due 02/01/30	13,789,119	13,189,924
3.07% due 01/01/28	13,100,000	12,494,194
3.42% due 09/01/47	13,280,933	12,198,690
2.82% due 10/01/29	12,100,000	11,200,983
3.59% due 04/01/33	11,280,000	10,963,259
3.03% due 12/01/27	10,900,000	10,366,128
3.41% due 02/01/33	10,250,000	9,827,416
3.42% due 04/01/30	9,800,000	9,556,679
3.08% due 10/01/32	10,250,000	9,484,561
3.31% due 01/01/33	9,700,000	9,249,223
3.06% due 12/01/27	9,000,000	8,592,916
3.05% due 10/01/29	9,100,000	8,569,543
3.04% due 01/01/28	8,900,000	8,441,194
3.60% due 03/01/30	8,341,000	8,284,507
3.08% due 01/01/30	8,500,000	8,016,613
2.94% due 10/01/32	8,611,285	7,935,652
3.43% due 03/01/33	8,100,000	7,730,708
3.48% due 04/01/30	7,000,000	6,875,152
3.50% due 12/01/45	6,894,072	6,808,020
3.14% due 01/01/28	6,900,000	6,634,104
2.99% due 09/01/29	6,800,000	6,361,599
3.29% due 03/01/33	6,700,000	6,250,780
4.04% due 08/01/48	6,100,000	6,125,328
3.13% due 02/01/28	5,900,000	5,693,536
3.60% due 04/01/33	5,600,000	5,490,544
3.21% due 01/01/33	5,500,000	5,157,255
4.21% due 10/01/48	5,000,000	5,096,538
4.21% due 11/01/48	4,750,000	4,853,305
3.39% due 02/01/30	4,800,000	4,676,104
3.22% due 01/01/30	4,650,000	4,451,679
3.11% due 01/01/28	4,600,000	4,441,967
3.10% due 01/01/33	4,800,000	4,405,714
3.16% due 01/01/30	4,500,000	4,295,505
3.33% due 04/01/30	4,274,809	4,144,517
3.39% due 02/01/33	4,300,000	4,121,432
3.50% due 02/01/48	3,963,970	3,753,375
3.65% due 03/01/33	3,600,000	3,521,908
4.24% due 08/01/48	3,400,000	3,433,929
3.11% due 11/01/27	3,500,000	3,325,726
4.00% due 01/01/46	3,100,286	3,139,813
3.18% due 01/01/30	3,000,000	2,854,481
3.12% due 02/01/28	2,600,000	2,504,926
3.53% due 04/01/33	2,500,000	2,429,126
4.00% due 08/01/47	2,300,828	2,324,579
3.26% due 11/01/46	2,567,472	2,322,768
3.58% due 12/01/27	2,300,000	2,299,989
3.55% due 04/01/33	2,150,000	2,094,714
3.51% due 11/01/37	2,150,000	2,021,827
3.50% due 11/01/47	1,942,109	1,912,052

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

3.00% due 07/01/46	1,988,342	$1,904,420
3.14% due 12/01/32	1,600,000	1,487,233
2.97% due 11/01/25	1,388,838	1,346,402
3.27% due 01/01/30	1,350,000	1,307,135
3.74% due 02/01/48	1,314,663	1,290,635
3.27% due 08/01/34	1,350,812	1,270,799
3.02% due 11/01/27	1,300,000	1,238,698
4.05% due 09/01/48	1,210,000	1,205,280
4.50% due 02/01/45	1,159,156	1,203,278
3.13% due 01/01/30	1,000,000	952,637
3.60% due 10/01/47	986,047	927,672
5.00% due 05/01/44	856,141	901,382
4.50% due 10/01/43	716,042	743,298
3.63% due 01/01/37	737,938	692,283
5.00% due 12/01/44	645,835	679,963
3.50% due 08/01/43	651,924	645,967
2.75% due 11/01/31	660,910	602,385
4.33% due 09/01/48	350,000	360,859
3.50% due 06/01/46	82,659	81,538
Freddie Mac Multifamily Structured Pass Through Certificates[14]
2017-KIR3, 3.28% due 08/25/27	91,932,800	89,686,909
2017-KGX1, 3.00% due 10/25/27	81,400,000	77,133,614
2017-KW03, 3.02% due 06/25/27	65,900,000	62,950,949
2018-K074, 3.60% due 02/25/28	34,823,000	34,528,366
2017-K066, 3.20% due 06/25/27	19,507,000	18,781,016
2017-K061, 3.44% (WAC) due 11/25/26[4]	15,000,000	14,841,862
2016-K060, 3.30% (WAC) due 10/25/26[4]	13,000,000	12,748,059
2018-K073, 3.45% (WAC) due 01/25/28[4]	11,600,000	11,402,082
2018-K078, 3.92% (WAC) due 06/25/28[4]	10,150,000	10,313,196
2017-K069, 3.25% (WAC) due 09/25/27[4]	10,000,000	9,683,541
2016-K057, 2.62% due 08/25/26	10,000,000	9,290,731
2018-K154, 3.46% due 11/25/32	8,500,000	8,154,944
2016-K152, 3.08% due 01/25/31	7,090,000	6,644,223
2017-K070, 3.36% (WAC) due 12/25/27[4]	6,000,000	5,859,875
2015-K151, 3.51% due 04/25/30	2,105,000	2,054,448
2015-K043, 0.67% (WAC) due 12/25/24[4,6]	44,408,223	1,278,997
2014-K715, 2.86% due 01/25/21	450,000	447,594
Freddie Mac Seasoned Credit Risk Transfer Trust[14]
2017-4, 2.50% due 06/25/57[7]	64,284,391	61,254,469
2017-3, 3.00% due 07/25/56	60,861,485	57,487,732
2018-1, 2.25% due 05/25/57[7]	43,324,988	40,371,350
2017-4, 3.50% due 06/25/57	31,960,244	31,116,909
2017-3, 2.50% due 07/25/56[7]	9,212,600	8,750,488
Fannie Mae-Aces[14]
2017-M11, 2.98% due 08/25/29	52,100,000	48,503,469
2018-M3, 3.19% (WAC) due 02/25/30[4]	7,800,000	7,345,558
Freddie Mac[14]
3.55% due 10/01/33	4,701,280	4,510,955
4.00% due 02/01/46	2,808,172	2,842,293
3.50% due 01/01/44	2,702,219	2,677,184

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

4.00% due 11/01/45	2,157,275	$2,185,779
3.00% due 08/01/46	2,013,093	1,928,848
3.50% due 12/01/47	1,919,916	1,890,496
3.26% due 09/01/45	1,965,007	1,790,768
3.40% due 04/01/31	1,000,000	965,567
FREMF Mortgage Trust
2013-K29, 0.13% due 05/25/46[5,6]	793,911,325	3,445,496
Total Government Agency		1,228,820,546

Commercial Mortgage Backed Securities - 2.7%
Wells Fargo Commercial Mortgage Trust
2016-C32, 1.49% (WAC) due 01/15/59[4,6]	123,354,321	8,818,255
2017-C38, 1.23% (WAC) due 07/15/50[4,6]	74,381,949	5,152,519
2017-RB1, 1.44% (WAC) due 03/15/50[4,6]	39,821,886	3,361,796
2016-C35, 2.14% (WAC) due 07/15/48[4,6]	27,098,812	3,050,391
2017-C42, 1.05% (WAC) due 12/15/50[4,6]	35,398,060	2,324,315
2016-NXS5, 1.70% (WAC) due 01/15/59[4,6]	30,246,721	2,209,517
2015-NXS4, 1.07% (WAC) due 12/15/48[4,6]	39,194,095	1,939,014
2017-RC1, 1.71% (WAC) due 01/15/60[4,6]	21,076,910	1,920,806
2015-P2, 1.15% (WAC) due 12/15/48[4,6]	34,462,462	1,707,942
2015-C30, 1.09% (WAC) due 09/15/58[4,6]	32,151,490	1,627,502
2016-C32, 4.88% (WAC) due 01/15/59[4]	1,400,000	1,440,514
2015-NXS1, 1.30% (WAC) due 05/15/48[4,6]	11,616,593	572,232
2015-NXS4, 4.22% (WAC) due 12/15/48[4]	64,000	64,284
GAHR Commercial Mortgage Trust
2015-NRF, 3.49% (WAC) due 12/15/34[4,5]	23,829,324	23,552,382
JP Morgan Chase Commercial Mortgage Securities Trust
2016-WIKI, 4.14% (WAC) due 10/05/31[4,5]	17,000,000	16,529,238
2016-JP3, 1.64% (WAC) due 08/15/49[4,6]	73,790,240	6,248,152
JPMDB Commercial Mortgage Securities Trust
2017-C5, 1.17% (WAC) due 03/15/50[4,6]	140,162,421	8,741,257
2017-C7, 1.05% (WAC) due 10/15/50[4,6]	138,801,765	8,409,957
2016-C2, 1.85% (WAC) due 06/15/49[4,6]	32,682,886	2,618,713
2016-C4, 0.96% (WAC) due 12/15/49[4,6]	33,685,171	1,765,258
COMM Mortgage Trust
2015-CR26, 1.18% (WAC) due 10/10/48[4,6]	91,648,603	4,622,646

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

2015-CR26, 4.64% (WAC) due 10/10/48[4]	3,780,000	$3,652,194
2018-COR3, 0.59% (WAC) due 05/10/51[4,6]	84,250,806	3,094,844
2015-CR24, 0.94% (WAC) due 08/10/48[4,6]	49,685,950	2,163,868
2015-CR23, 1.11% (WAC) due 05/10/48[4,6]	48,441,899	2,021,209
2015-CR27, 1.29% (WAC) due 10/10/48[4,6]	31,155,822	1,654,100
2013-CR13, 1.03% (WAC) due 11/10/46[4,6]	49,631,032	1,414,162
2015-CR23, 3.80% due 05/10/48	700,000	697,562
2014-LC15, 1.46% (WAC) due 04/10/47[4,6]	14,745,231	600,019
Citigroup Commercial Mortgage Trust
2017-P7, 1.29% (WAC) due 04/14/50[4,6]	66,335,325	4,801,576
2016-C2, 1.93% (WAC) due 08/10/49[4,6]	34,147,604	3,634,050
2016-P4, 2.16% (WAC) due 07/10/49[4,6]	32,519,840	3,616,018
2016-P5, 1.69% (WAC) due 10/10/49[4,6]	31,484,103	2,653,760
2016-GC37, 1.95% (WAC) due 04/10/49[4,6]	19,083,087	1,935,088
2015-GC35, 1.03% (WAC) due 11/10/48[4,6]	33,845,811	1,418,170
2015-GC29, 1.25% (WAC) due 04/10/48[4,6]	23,976,597	1,203,793
2013-GC15, 4.37% (WAC) due 09/10/46[4]	380,000	394,809
BENCHMARK
2018-B4, 0.70% (WAC) due 07/15/51[4,6]	326,564,539	12,560,325
2018-B2, 0.57% (WAC) due 02/15/51[4,6]	132,903,197	3,908,125
2018-B6, 0.60% (WAC) due 11/10/51[4]	65,000,000	2,048,547
Hospitality Mortgage Trust
2017-HIT, 3.48% (1 Month USD LIBOR + 1.35%) due 05/08/30[4,5]	18,500,000	18,476,631
JPMCC Commercial Mortgage Securities Trust
2017-JP5, 1.26% (WAC) due 03/15/50[4,6]	212,498,700	13,290,306
2017-JP6, 1.48% (WAC) due 07/15/50[4,6]	69,638,055	4,750,548
Morgan Stanley Capital I Trust
2017-H1, 1.61% (WAC) due 06/15/50[4,6]	129,936,909	11,124,341
2016-UBS9, 4.69% (WAC) due 03/15/49[4]	275,000	273,643

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

GS Mortgage Securities Corporation Trust
2017-STAY, 3.51% (1 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 07/15/32[4,5]	6,694,000	$6,729,059
2017-STAY, 3.26% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 07/15/32[4,5]	3,700,000	3,716,895
BANK
2017-BNK4, 1.61% (WAC) due 05/15/50[4,6]	56,461,124	4,902,418
2017-BNK6, 1.01% (WAC) due 07/15/60[4,6]	44,060,521	2,428,431
Bancorp Commercial Mortgage Trust
2018-CR3, 3.31% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 01/15/33[4,5]	7,075,000	7,079,441
UBS Commercial Mortgage Trust
2017-C5, 1.17% (WAC) due 11/15/50[4,6]	54,460,415	3,505,568
2017-C2, 1.30% (WAC) due 08/15/50[4,6]	45,922,887	3,355,218
VSD
2017-PLT1 A, 3.60% due 12/25/43	6,772,670	6,770,721
JPMBB Commercial Mortgage Securities Trust
2015-C31, 4.77% (WAC) due 08/15/48[4]	3,253,000	3,238,483
2013-C17, 5.05% (WAC) due 01/15/47[4]	2,500,000	2,557,615
2013-C12, 0.63% (WAC) due 07/15/45[4,6]	40,447,793	783,377
CD Mortgage Trust
2016-CD1, 1.56% (WAC) due 08/10/49[4,6]	35,539,239	2,928,448
2017-CD6, 1.12% (WAC) due 11/13/50[4,6]	47,672,613	2,868,576
CD Commercial Mortgage Trust
2017-CD4, 1.48% (WAC) due 05/10/50[4,6]	32,479,535	2,618,302
2017-CD3, 1.19% (WAC) due 02/10/50[4,6]	34,829,754	2,323,785
GS Mortgage Securities Trust
2017-GS6, 1.20% (WAC) due 05/10/50[4,6]	42,812,625	3,146,047
2015-GC28, 1.27% (WAC) due 02/10/48[4,6]	21,114,065	932,678
Morgan Stanley Bank of America Merrill Lynch Trust
2015-C27, 1.15% (WAC) due 12/15/47[4,6]	75,793,383	3,909,984
GE Business Loan Trust
2007-1A, 2.33% (1 Month USD LIBOR + 0.17%, Rate Floor: 0.17%) due 04/15/35[4,5]	3,783,218	3,710,619

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

CGMS Commercial Mortgage Trust
2017-B1, 1.00% (WAC) due 08/15/50[4,6]	66,608,474	$3,693,027
CFCRE Commercial Mortgage Trust
2016-C3, 1.22% (WAC) due 01/10/48[4,6]	40,048,151	2,440,402
CSAIL Commercial Mortgage Trust
2015-C1, 1.07% (WAC) due 04/15/50[4,6]	57,134,734	2,411,120
Bancorp Commercial Mortgage Trust
2017-BNK3, 1.29% (WAC) due 02/15/50[4,6]	24,362,470	1,679,463
DBJPM Mortgage Trust
2017-C6, 1.18% (WAC) due 06/10/50[4,6]	24,994,279	1,599,611
WFRBS Commercial Mortgage Trust
2013-C12, 1.42% (WAC) due 03/15/48[4,5,6]	11,345,441	510,319
LSTAR Commercial Mortgage Trust
2014-2, 5.20% (WAC) due 01/20/41[4,5]	500,000	499,420
GS Mortgage Securities Corporation II
2013-GC10, 2.94% due 02/10/46	225,000	220,620
Total Commercial Mortgage Backed Securities		288,624,025

Military Housing - 1.5%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 4.66% (WAC) due 11/25/55[4,5]	65,972,913	70,888,297
2015-R1, 4.43% (WAC) due 11/25/52[4,5]	13,374,427	13,575,044
2015-R1, 4.33% (WAC) due 10/25/52[4,5]	11,241,138	11,258,630
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55[9]	8,366,529	10,001,802
2007-AETC, 5.75% due 02/10/52[9]	8,172,128	8,010,786
2006-RILY, 2.50% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51†††,4,9	7,110,979	5,255,278
2007-ROBS, 6.06% due 10/10/52[9]	4,748,326	4,709,949
2007-AET2, 6.06% due 10/10/52[9]	2,159,462	2,251,274
GMAC Commercial Mortgage Asset Corp.
2007-HCKM, 6.11% due 08/10/52[9]	22,554,219	22,707,434
2005-DRUM, 5.47% due 05/10/50†††,9	4,635,719	4,774,853
2005-BLIS, 5.25% due 07/10/50†††,9	2,500,000	2,439,135
Total Military Housing		155,872,482
Total Collateralized Mortgage Obligations
(Cost $3,406,158,136)		3,355,599,326

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

ASSET-BACKED SECURITIES†† - 31.0%
Collateralized Loan Obligations - 23.5%
Golub Capital Partners CLO Ltd.
2018-36A, 3.64% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/05/31[4,5]	94,400,000	$94,335,572
2018-39A, 3.49% (3 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 10/20/28[4,5]	55,600,000	55,669,961
2016-33A, 4.79% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 11/21/28[4,5]	48,750,000	48,784,071
2018-36A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 02/05/31[4,5]	13,250,000	13,235,289
KVK CLO Ltd.
2018-1A, 3.26% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 05/20/29[4,5]	48,450,000	48,356,191
2017-1A, 4.11% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 05/15/26[4,5]	24,865,000	24,860,238
2017-2A, 4.09% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/15/26[4,5]	19,200,000	19,197,892
2017-2A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 07/15/26[4,5]	14,800,000	14,808,902
2017-1A, 3.24% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 01/15/28[4,5]	8,600,000	8,578,475
Ladder Capital Commercial Mortgage Trust
2017-FL1, 3.04% (1 Month USD LIBOR + 0.88%, Rate Floor: 0.88%) due 09/15/34[4,5]	77,930,386	77,750,873
2017-FL1, 3.41% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 09/15/34[4,5]	22,477,000	22,406,577
2017-FL1, 3.66% (1 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 09/15/34[4,5]	14,269,000	14,187,036
Fortress Credit Opportunities IX CLO Ltd.
2017-9A, 3.86% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 11/15/29[4,5]	95,150,000	95,152,807
Venture XII CLO Ltd.
2018-12A, 3.11% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 02/28/26[4,5]	48,000,000	47,800,589
2018-12A, 3.51% (3 Month USD LIBOR + 1.20%, Rate Floor: 1.20%) due 02/28/26[4,5]	29,250,000	29,163,786

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Garrison BSL CLO Ltd.
2018-1A, 3.34% (3 Month USD LIBOR + 0.97%, Rate Floor: 0.00%) due 07/17/28[4,5]	43,250,000	$43,159,352
2018-1A, 3.32% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/17/28[4,5]	27,300,000	27,350,374
MP CLO VIII Ltd.
2018-2A, 3.25% (3 Month USD LIBOR + 0.91%, Rate Floor: 0.00%) due 10/28/27[4,5]	48,350,000	48,217,361
2018-2A, 3.76% (3 Month USD LIBOR + 1.42%, Rate Floor: 0.00%) due 10/28/27[4,5]	5,000,000	4,978,539
Denali Capital CLO XI Ltd.
2018-1A, 3.46% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/20/28[4,5]	52,600,000	52,664,089
Hunt CRE Ltd.
2017-FL1, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 08/15/34[4,5]	40,700,000	40,830,936
2017-FL1, 3.46% (1 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 08/15/34[4,5]	8,730,500	8,672,990
2017-FL1, 3.81% (1 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 08/15/34[4,5]	3,000,000	2,980,038
OZLM XIII Ltd.
2018-13A, 3.27% (3 Month USD LIBOR + 1.08%, Rate Floor: 0.00%) due 07/30/27[4,5]	51,850,000	51,829,058
Fortress Credit Opportunities VII CLO Ltd.
2016-7A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,5]	42,200,000	42,171,545
2016-7A, 5.28% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 12/15/28[4,5]	5,000,000	5,019,443
Mountain View CLO Ltd.
2018-1A, 3.14% (3 Month USD LIBOR + 0.80%, Rate Floor: 0.80%) due 10/15/26[4,5]	47,000,000	46,854,944
BSPRT Issuer Ltd.
2017-FL2, 2.98% (1 Month USD LIBOR + 0.82%, Rate Floor: 0.82%) due 10/15/34[4,5]	28,487,764	28,490,710
2017-FL2, 3.26% (1 Month USD LIBOR + 1.10%, Rate Floor: 1.10%) due 10/15/34[4,5]	11,000,000	11,008,858
2017-FL2, 3.56% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/15/34[4,5]	6,200,000	6,219,405

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Fortress Credit Opportunities XI CLO Ltd.
2018-11A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 04/15/31[4,5]	44,300,000	$44,186,738
VMC Finance LLC
2018-FL1, 2.98% (1 Month USD LIBOR + 0.82%) due 04/15/35[4,5]	30,799,246	30,833,757
2018-FL1, 3.76% (1 Month USD LIBOR + 1.60%, Rate Floor: 1.60%) due 04/15/35[4,5]	8,300,000	8,316,649
2018-FL1, 3.36% (1 Month USD LIBOR + 1.20%) due 04/15/35[4,5]	2,500,000	2,501,686
Atlas Senior Loan Fund III Ltd.
2017-1A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 11/17/27[4,5]	25,100,000	24,859,542
2017-1A, 3.14% (3 Month USD LIBOR + 0.83%, Rate Floor: 0.00%) due 11/17/27[4,5]	15,400,000	15,333,301
SCOF Ltd.
2018-2A, 3.36% (3 Month USD LIBOR + 1.18%, Rate Floor: 0.00%) due 07/15/28[4,5]	40,000,000	40,001,056
Palmer Square Loan Funding Ltd.
2018-4A, 3.27% (3 Month USD LIBOR + 0.90%, Rate Floor: 0.00%) due 11/15/26[4,5]	37,000,000	37,018,557
AIMCO CLO Series
2018-AA, 3.19% (3 Month USD LIBOR + 0.85%, Rate Floor: 0.85%) due 01/15/28[4,5]	28,400,000	28,284,247
2017-AA, 3.45% (3 Month USD LIBOR + 1.10%, Rate Floor: 0.00%) due 07/20/26[4,5]	8,700,000	8,699,139
Marathon CLO V Ltd.
2017-5A, 3.18% (3 Month USD LIBOR + 0.87%, Rate Floor: 0.00%) due 11/21/27[4,5]	22,200,000	22,128,629
2017-5A, 3.76% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 11/21/27[4,5]	14,375,000	14,194,809
Woodmont Trust
2017-3A, 4.06% (3 Month USD LIBOR + 1.73%, Rate Floor: 0.00%) due 10/18/29[4,5]	16,000,000	16,047,738
2017-2A, 4.13% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 07/18/28[4,5]	10,100,000	10,135,433
2017-3A, 4.28% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 10/18/29[4,5]	9,800,000	9,871,843

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

NXT Capital CLO LLC
2017-1A, 4.05% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 04/20/29[4,5]	33,000,000	$33,077,296
2018-1A, 4.55% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 04/21/27[4,5]	1,000,000	999,707
ALM XII Ltd.
2018-12A, 3.23% (3 Month USD LIBOR + 0.89%, Rate Floor: 0.89%) due 04/16/27[4,5]	24,150,000	24,098,387
2018-12A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 1.35%) due 04/16/27[4,5]	9,300,000	9,236,931
Telos CLO Ltd.
2017-6A, 4.09% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/17/27[4,5]	32,000,000	31,994,982
Mountain Hawk II CLO Ltd.
2018-2A, 3.17% (3 Month USD LIBOR + 0.82%, Rate Floor: 0.00%) due 07/20/24[4,5]	16,984,790	16,958,428
2018-2A, 3.95% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 07/20/24[4,5]	14,750,000	14,750,401
Cerberus Loan Funding XVII Ltd.
2016-3A, 4.87% (3 Month USD LIBOR + 2.53%, Rate Floor: 0.00%) due 01/15/28[4,5]	31,500,000	31,499,200
Flagship CLO VIII Ltd.
2018-8A, 3.74% (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 01/16/26[4,5]	30,900,000	30,822,688
ABPCI Direct Lending Fund CLO II LLC
2017-1A, 4.13% (3 Month USD LIBOR + 1.78%, Rate Floor: 0.00%) due 07/20/29[4,5]	29,700,000	29,665,349
Venture XIX CLO Ltd.
2016-19A, 4.34% (3 Month USD LIBOR + 2.00%, Rate Floor: 0.00%) due 01/15/27[4,5]	29,450,000	29,460,037
Monroe Capital CLO Ltd.
2017-1A, 3.70% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/22/26[4,5]	18,300,000	18,307,313
2017-1A, 4.05% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 10/22/26[4,5]	10,100,000	10,086,809
Cent CLO, LP
2018-24A, 3.29% (3 Month USD LIBOR + 1.07%, Rate Floor: 0.00%) due 10/15/26[4,5]	26,500,000	26,476,577

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

FDF II Ltd.
2016-2A, 4.29% due 05/12/31[5]	20,500,000	$20,552,835
2016-2A, 5.29% due 05/12/31[5]	5,000,000	4,998,916
Cerberus Loan Funding XVI, LP
2016-2A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/15/27[4,5]	15,500,000	15,570,868
2016-2A, 4.69% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 11/15/27[4,5]	9,350,000	9,381,406
Midocean Credit CLO V
2018-5A, 3.43% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/19/28[4,5]	24,750,000	24,752,965
Golub Capital Partners CLO 16 Ltd.
2017-16A, 4.06% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 07/25/29[4,5]	17,500,000	17,589,656
2017-16A, 4.21% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/25/29[4,5]	6,700,000	6,729,660
A Voce CLO Ltd.
2017-1A, 3.89% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 07/15/26[4,5]	23,200,000	23,201,844
Avery Point V CLO Ltd.
2017-5A, 3.32% (3 Month USD LIBOR + 0.98%, Rate Floor: 0.00%) due 07/17/26[4,5]	22,700,000	22,689,193
OZLM IX Ltd.
2017-9A, 4.00% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/20/27[4,5]	22,550,000	22,546,146
Cent CLO 20 Ltd.
2017-20A, 3.97% (3 Month USD LIBOR + 1.63%, Rate Floor: 0.00%) due 01/25/26[4,5]	22,500,000	22,524,280
NewStar Fairfield Fund CLO Ltd.
2018-2A, 3.62% (3 Month USD LIBOR + 1.27%, Rate Floor: 1.27%) due 04/20/30[4,5]	21,400,000	21,352,177
Symphony CLO XIV Ltd.
2017-14A, 4.19% (3 Month USD LIBOR + 1.85%, Rate Floor: 0.00%) due 07/14/26[4,5]	21,275,000	21,270,885
Regatta V Funding Ltd.
2017-1A, 3.94% (3 Month USD LIBOR + 1.60%, Rate Floor: 0.00%) due 10/25/26[4,5]	20,950,000	20,949,755
West CLO Ltd.
2017-1A, 3.25% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 07/18/26[4,5]	20,000,000	19,974,826

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Resource Capital Corporation Ltd.
2017-CRE5, 2.96% (1 Month USD LIBOR + 0.80%) due 07/15/34[4,5]	19,496,185	$19,496,157
Flagship VII Ltd.
2017-7A, 3.90% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 01/20/26[4,5]	19,125,000	19,121,923
TPG Real Estate Finance Issuer Ltd.
2018-FL1, 2.91% (1 Month USD LIBOR + 0.75%, Rate Floor: 0.75%) due 02/15/35[4,5]	19,000,000	18,997,156
Newstar Commercial Loan Funding LLC
2017-1A, 4.84% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.00%) due 03/20/27[4,5]	12,750,000	12,844,092
2016-1A, 6.06% (3 Month USD LIBOR + 3.75%) due 02/25/28[4,5]	5,750,000	5,769,723
Northwoods Capital XIV Ltd.
2017-14A, 4.04% (3 Month USD LIBOR + 1.70%, Rate Floor: 0.00%) due 11/12/25[4,5]	18,450,000	18,453,205
Atlas Senior Loan Fund IV Ltd.
2018-2A, 3.61% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 02/17/26[4,5]	18,450,000	18,447,489
Diamond CLO Ltd.
2018-1A, 3.93% (3 Month USD LIBOR + 1.50%, Rate Floor: 1.50%) due 07/22/30[4,5]	18,000,000	18,000,254
TICP CLO Ltd.
2018-IIA, 3.74% (3 Month USD LIBOR + 0.84%, Rate Floor: 0.84%) due 04/20/28[4,5]	17,800,000	17,725,256
AMMC CLO Ltd.
2016-15A, 3.68% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 12/09/26[4,5]	17,450,000	17,462,747
ABPCI Direct Lending Fund CLO I LLC
2016-1A, 5.05% (3 Month USD LIBOR + 2.70%, Rate Floor: 0.00%) due 12/22/28[4,5]	17,000,000	17,056,175
Cerberus Loan Funding XXIII, LP
2018-2A, 3.34% (3 Month USD LIBOR + 1.00%, Rate Floor: 1.00%) due 04/15/28[4,5]	16,900,000	16,870,935
Marathon CRE Ltd.
2018-FL1, 3.31% (1 Month USD LIBOR + 1.15%, Rate Floor: 1.15%) due 06/15/28[4,5]	15,500,000	15,519,611
FDF I Ltd.
2015-1A, 4.40% due 11/12/30[5]	15,000,000	14,984,104

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Seneca Park CLO Limited
2017-1A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 07/17/26[4,5]	12,900,000	$12,897,659
Marathon CLO VII Ltd.
2017-7A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 10/28/25[4,5]	12,600,000	12,616,364
CIFC Funding Ltd.
2017-3A, 3.30% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 07/22/26[4,5]	12,100,000	12,100,109
OZLM VIII Ltd.
2017-8A, 3.47% (3 Month USD LIBOR + 1.13%, Rate Floor: 0.00%) due 10/17/26[4,5]	12,000,000	11,999,561
Vibrant CLO III Ltd.
2016-3A, 4.40% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 04/20/26[4,5]	12,000,000	11,997,422
Sudbury Mill CLO Ltd.
2017-1A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,5]	11,850,000	11,848,970
Madison Park Funding XIV Ltd.
2017-14A, 3.90% (3 Month USD LIBOR + 1.55%, Rate Floor: 0.00%) due 07/20/26[4,5]	6,400,000	6,405,311
2017-14A, 3.47% (3 Month USD LIBOR + 1.12%, Rate Floor: 0.00%) due 07/20/26[4,5]	5,211,000	5,210,991
AMMC CLO XV Ltd.
2016-15A, 4.23% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 12/09/26[4,5]	11,600,000	11,615,327
PFP Ltd.
2017-3, 3.21% (1 Month USD LIBOR + 1.05%) due 01/14/35[4,5]	9,576,155	9,571,303
2017-3, 3.91% (1 Month USD LIBOR + 1.75%) due 01/14/35[4,5]	2,000,000	1,997,658
TCP Waterman CLO Ltd.
2016-1A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 12/15/28[4,5]	7,150,000	7,184,622
2016-1A, 4.42% (3 Month USD LIBOR + 2.30%, Rate Floor: 0.00%) due 12/15/28[4,5]	4,000,000	4,004,050
BlueMountain CLO Ltd.
2017-2A, 3.28% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.00%) due 07/20/26[4,5]	11,000,000	10,999,120
Recette Clo Ltd.
2017-1A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,5]	11,000,000	10,914,145

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Bsprt Issuer Ltd.
2017-FL1, 3.51% (1 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 06/15/27[4,5]	10,684,015	$10,709,994
Shackleton CLO Ltd.
2017-8A, 3.65% (3 Month USD LIBOR + 1.30%, Rate Floor: 0.00%) due 10/20/27[4,5]	5,510,000	5,466,175
2017-8A, 3.27% (3 Month USD LIBOR + 0.92%, Rate Floor: 0.00%) due 10/20/27[4,5]	4,900,000	4,891,357
Treman Park CLO Ltd.
2015-1A, due 04/20/27[5,10]	10,000,000	8,277,000
2015-1A, due 04/20/27[5,10]	3,600,000	1,815,746
Ares XXXIII CLO Ltd.
2016-1A, 4.27% (3 Month USD LIBOR + 1.95%, Rate Floor: 0.00%) due 12/05/25[4,5]	9,800,000	9,806,020
Dryden 37 Senior Loan Fund
2015-37A, due 01/15/31[5,10]	10,000,000	9,440,890
Garrison Funding Ltd.
2016-2A, 4.52% (3 Month USD LIBOR + 2.20%, Rate Floor: 0.00%) due 09/29/27[4,5]	7,000,000	7,015,331
2016-2A, 5.47% (3 Month USD LIBOR + 3.15%, Rate Floor: 0.00%) due 09/29/27[4,5]	2,250,000	2,256,000
ACIS CLO Ltd.
2015-6A, 4.82% (3 Month USD LIBOR + 2.48%, Rate Floor: 0.00%) due 05/01/27[4,5]	7,500,000	7,495,120
2013-1A, 5.28% (3 Month USD LIBOR + 2.95%, Rate Floor: 0.00%) due 04/18/24[4,5]	1,650,000	1,650,247
Crown Point CLO III Ltd.
2017-3A, 3.79% (3 Month USD LIBOR + 1.45%, Rate Floor: 0.00%) due 12/31/27[4,5]	8,280,000	8,267,964
Madison Park Funding XVI Ltd.
2016-16A, 4.25% (3 Month USD LIBOR + 1.90%, Rate Floor: 0.00%) due 04/20/26[4,5]	8,250,000	8,247,854
KKR CLO 15 Ltd.
2016-15, 3.89% (3 Month USD LIBOR + 1.56%, Rate Floor: 0.00%) due 10/18/28[4,5]	7,529,000	7,538,301
Flatiron CLO Ltd.
2017-1A, 3.99% (3 Month USD LIBOR + 1.65%, Rate Floor: 0.00%) due 01/17/26[4,5]	7,100,000	7,105,270
Vibrant CLO IV Ltd.
2016-4A, 4.75% (3 Month USD LIBOR + 2.40%, Rate Floor: 2.40%) due 07/20/28[4,5]	7,000,000	7,024,045

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Carlyle Global Market Strategies CLO Ltd.
2012-3A, due 10/04/28[5,10]	8,920,000	$6,955,049
OCP CLO Ltd.
2016-2A, 5.16% (3 Month USD LIBOR + 2.85%, Rate Floor: 0.00%) due 11/22/25[4,5]	6,500,000	6,515,723
Voya CLO Ltd.
2013-1A, due 10/15/30[5,10]	10,575,071	6,211,194
Avery Point II CLO Ltd.
2013-3X COM, due 01/18/25[10]	7,500,060	5,917,412
Symphony CLO XII Ltd.
2017-12A, 3.84% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/15/25[4,5]	5,750,000	5,754,400
OHA Credit Partners IX Ltd.
2013-9A, due 10/20/25[5,10]	6,000,000	5,131,290
Dryden XXV Senior Loan Fund
2017-25A, 3.69% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 10/15/27[4,5]	5,000,000	4,984,558
Oaktree CLO Ltd.
2017-1A, 3.22% (3 Month USD LIBOR + 0.87%) due 10/20/27[4,5]	4,500,000	4,486,095
Halcyon Loan Advisors Funding Ltd.
2012-2A, 5.19% (3 Month USD LIBOR + 2.85%, Rate Floor: 0.00%) due 12/20/24[4,5]	4,000,000	3,999,912
Atrium XI
2017-11A, 3.85% (3 Month USD LIBOR + 1.50%, Rate Floor: 0.00%) due 10/23/25[4,5]	3,500,000	3,496,650
Golub Capital BDC CLO 2014 LLC
2018-1A, 3.29% (3 Month USD LIBOR + 0.95%, Rate Floor: 0.00%) due 04/25/26[4,5]	3,465,285	3,463,042
BDS
2018-FL2, 3.56% (1 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 08/15/35[4,5]	3,100,000	3,106,263
Golub Capital Partners CLO 39B Ltd.
2018-39A, (3 Month USD LIBOR + 1.40%, Rate Floor: 1.40%) due 10/20/28[4,5]	3,100,000	3,102,810
MONROE CAPITAL BSL CLO Ltd.
2017-1A, 4.08% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 05/22/27[4,5]	3,000,000	2,998,850
Cereberus ICQ Levered LLC
2015-1A, 5.39% (3 Month USD LIBOR + 3.05%, Rate Floor: 0.00%) due 11/06/25[4,5]	2,250,000	2,249,538
2015-1A, 4.39% (3 Month USD LIBOR + 2.05%, Rate Floor: 0.00%) due 11/06/25[4,5]	646,106	646,827

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Ocean Trails CLO IV
2017-4A, 4.14% (3 Month USD LIBOR + 1.80%, Rate Floor: 0.00%) due 08/13/25[4,5]	2,500,000	$2,501,989
Octagon Investment Partners 24 Ltd.
2017-1A, 3.66% (3 Month USD LIBOR + 1.35%, Rate Floor: 0.00%) due 05/21/27[4,5]	2,500,000	2,490,094
Venture XIII CLO Ltd.
2013-13A, due 09/10/29[5,10]	3,700,000	2,167,967
Ivy Hill Middle Market Credit Fund IX Ltd.
2017-9A, 4.68% (3 Month USD LIBOR + 2.35%, Rate Floor: 0.00%) due 01/18/30[4,5]	1,000,000	1,001,928
2017-9A, 4.08% (3 Month USD LIBOR + 1.75%, Rate Floor: 0.00%) due 01/18/30[4,5]	1,000,000	998,955
NewStar Clarendon Fund CLO LLC
2015-1A, 5.69% (3 Month USD LIBOR + 3.35%, Rate Floor: 0.00%) due 01/25/27[4,5]	2,000,000	2,000,306
Catamaran CLO Ltd.
2016-2A, 4.38% (3 Month USD LIBOR + 2.05%, Rate Floor: 2.05%) due 10/18/26[4,5]	1,750,000	1,752,452
Babson CLO Ltd.
2014-IA, due 07/20/25[5,10]	1,300,000	576,198
2012-2A, due 05/15/23[5,10]	4,750,000	190,902
Atlas Senior Loan Fund IX Ltd.
2018-9A, due 04/20/28[5,10]	1,200,000	696,886
Great Lakes CLO Ltd.
2014-1A, due 10/15/29[5,10]	461,538	343,895
Copper River CLO Ltd.
2007-1A, due 01/20/21[9,10]	1,500,000	141,070
Ares XXVI CLO Ltd.
2013-1A, due 04/15/25[5,10]	4,300,000	34,787
Keuka Park CLO Ltd.
2013-1A, due 10/21/24[5,10]	1,000,000	16,920
Total Collateralized Loan Obligations		2,491,721,257

Transport-Aircraft - 3.1%
Castlelake Aircraft Securitization Trust
2018-1, 4.13% due 06/15/43[5]	35,601,125	35,500,338
2017-1, 3.97% due 07/15/42	19,153,308	18,885,907
2015-1A, 4.70% due 12/15/40[5,7]	10,219,723	10,267,380
Apollo Aviation Securitization Equity Trust
2016-2, 4.21% due 11/15/41	40,433,250	40,272,475
2016-1A, 4.88% due 03/17/36[5,7]	16,573,116	16,834,104
SAPPHIRE AVIATION FINANCE I Ltd.
2018-1A, 4.25% due 03/15/40[5]	48,156,250	48,237,427
KDAC Aviation Finance Ltd.
2017-1A, 4.21% due 12/15/42[5]	40,604,207	40,071,931

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

MAPS Ltd.
2018-1A, 4.21% due 05/15/43[5]	29,520,950	$29,528,661
AIM Aviation Finance Ltd.
2015-1A, 4.21% due 02/15/40[5]	20,320,726	20,346,931
2015-1A, 5.07% due 02/15/40[5]	1,693,394	1,674,174
Raspro Trust
2005-1A, 3.27% (3 Month USD LIBOR + 0.93%, Rate Floor: 0.93%) due 03/23/24[4,5]	17,387,450	16,778,889
AASET Trust
2017-1A, 3.97% due 05/16/42[5]	15,795,348	15,712,021
Falcon Aerospace Ltd.
2017-1, 4.58% due 02/15/42[5]	12,687,661	12,632,533
Diamond Head Aviation Ltd.
2015-1, 3.81% due 07/14/28[5]	5,654,789	5,650,360
Emerald Aviation Finance Ltd.
2013-1, 4.65% due 10/15/38[5]	3,345,740	3,349,441
2013-1, 6.35% due 10/15/38[5]	292,346	295,293
Atlas Ltd.
2014-1 A, 4.88% due 12/15/39	3,082,945	2,971,792
Rise Ltd.
2014-1A, 4.75% due 02/12/39	3,016,280	2,963,495
Eagle I Ltd.
2014-1A, 4.31% due 12/15/39[5]	2,256,703	2,259,606
Stripes Aircraft Ltd.
2013-1 A1, 5.67% (1 Month USD LIBOR + 3.50%) due 03/20/23†††,4	1,301,313	1,288,603
ECAF I Ltd.
2015-1A, 3.47% due 06/15/40[5]	996,994	987,430
Willis Engine Securitization Trust II
2012-A, 5.50% due 09/15/37[5,7]	935,465	915,518
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48[9]	780,940	731,850
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[4,9,11]	409,604	10,244
Total Transport-Aircraft		328,166,403

Transport-Container - 1.1%
Textainer Marine Containers Ltd.
2017-2A, 3.52% due 06/20/42[5]	44,884,242	43,703,266
CLI Funding LLC
2018-1A, 4.03% due 04/18/43[5]	28,308,216	28,121,534
CAL Funding III Ltd.
2018-1A, 3.96% due 02/25/43[5]	21,705,417	21,429,827
Textainer Marine Containers V Ltd.
2017-1A, 3.72% due 05/20/42[5]	15,138,990	14,925,210
Cronos Containers Program Ltd.
2013-1A, 3.08% due 04/18/28[5]	7,264,583	7,141,216
CLI Funding V LLC
2013-1A, 2.83% due 03/18/28[5]	3,439,333	3,349,665
2013-2A, 3.22% due 06/18/28[5]	1,074,968	1,051,545
Total Transport-Container		119,722,263

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Net Lease - 1.1%
Capital Automotive LLC
2017-1A, 3.87% due 04/15/47[5]	53,580,042	$52,930,684
Store Master Funding I-VII
2016-1A, 3.96% due 10/20/46[5]	30,127,257	29,603,501
2016-1A, 4.32% due 10/20/46[5]	11,113,197	11,055,898
STORE Master Funding I LLC
2015-1A, 4.17% due 04/20/45[5]	7,813,205	7,751,019
2015-1A, 3.75% due 04/20/45[5]	1,474,375	1,440,808
Spirit Master Funding LLC
2014-2A, 5.76% due 03/20/41[5]	4,799,558	4,929,439
2014-4A, 4.63% due 01/20/45[5]	4,075,278	4,062,512
Capital Automotive REIT
2014-1A, 3.66% due 10/15/44[5]	4,500,000	4,430,740
STORE Master Funding LLC
2013-1A, 4.16% due 03/20/43[5]	1,674,845	1,667,557
2013-3A, 4.24% due 11/20/43[5]	1,013,487	1,014,517
Total Net Lease		118,886,675

Collateralized Debt Obligations - 0.9%
Anchorage Credit Funding Ltd.
2016-4A, 3.50% due 02/15/35[5]	55,600,000	53,721,654
2016-3A, 3.85% due 10/28/33[5]	7,500,000	7,371,975
RB Commercial Trust
2012-RS1, 5.35% due 01/26/22[5]	15,660,006	15,652,959
Putnam Structured Product Funding Ltd.
2003-1A, 3.16% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 10/15/38[4,5]	15,619,459	15,463,264
Anchorage Credit Funding 1 Ltd.
2015-1A, 4.30% due 07/28/30[5]	3,000,000	3,007,149
Highland Park CDO I Ltd.
2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[4,9]	2,193,357	2,094,621
N-Star REL CDO VIII Ltd.
2006-8A, 2.46% (1 Month USD LIBOR + 0.36%, Rate Floor: 0.36%) due 02/01/4[4,5]	1,213,332	1,206,586
Total Collateralized Debt Obligations		98,518,208

Whole Business - 0.5%
Taco Bell Funding LLC
2016-1A, 4.97% due 05/25/46[5]	27,186,000	27,970,860
2016-1A, 3.83% due 05/25/46[5]	2,397,490	2,397,394
Domino’s Pizza Master Issuer LLC
2017-1A, 3.59% (3 Month USD LIBOR + 1.25%, Rate Floor: 0.00%) due 07/25/47[4,5]	17,028,000	17,074,146
Sonic Capital LLC
2016-1A, 4.47% due 05/20/46[5]	3,760,532	3,749,062

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Drug Royalty III Limited Partnership
2016-1A, 3.98% due 04/15/27[5]	2,091,830	$2,093,381
Drug Royalty III Limited Partnership 1
2017-1A, 3.60% due 04/15/27[5]	1,848,721	1,821,054
Total Whole Business		55,105,897

Infrastructure - 0.3%
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48[9]	22,892,625	22,639,845
Vantage Data Centers Issuer LLC
2018-1A, 4.07% due 02/16/43[5]	10,389,042	10,395,061
Total Infrastructure		33,034,906

Diversified Payment Rights - 0.2%
Bib Merchant Voucher Receivables Ltd.
4.18% due 04/07/28†††,1	21,400,000	21,154,831
CCR Incorporated MT100 Payment Rights Master Trust
2012-CA, 4.75% due 07/10/22[5]	520,238	517,006
CIC Receivables Master Trust
4.89% due 10/07/21	311,456	316,751
Total Diversified Payment Rights		21,988,588

Transport-Rail - 0.1%
TRIP Rail Master Funding LLC
2017-1A, 2.71% due 08/15/47[5]	5,733,382	5,645,399

Financial - 0.1%
Industrial DPR Funding Ltd.
2016-1A, 5.24% due 04/15/26[5]	4,000,000	3,917,120
Hana Small Business Lending Loan Trust
2014-2014, 4.96% (WAC) due 01/25/40[4,5]	24,936	24,931
Total Financial		3,942,051

Insurance - 0.1%
Chesterfield Financial Holdings LLC
2014-1A, 4.50% due 12/15/34[5]	3,868,750	3,880,217
Total Asset-Backed Securities
(Cost $3,287,129,306)		3,280,611,864

U.S. GOVERNMENT SECURITIES†† - 11.2%
U.S. Treasury Bonds
due 11/15/46[12,13]	1,297,398,000	530,735,734
due 11/15/44[12,13]	647,591,400	282,203,916
due 08/15/48[12,13]	636,910,000	246,734,807
due 05/15/48[12,13]	135,131,000	52,638,105
8.13% due 08/15/21	9,900,000	11,323,898
8.75% due 08/15/20	6,500,000	7,197,227
8.75% due 05/15/20	6,030,000	6,602,143
4.75% due 02/15/41	5,250,000	6,568,857
8.00% due 11/15/21	5,600,000	6,449,844
7.88% due 02/15/21	5,500,000	6,129,492
4.38% due 05/15/40	4,450,000	5,287,678
2.88% due 08/15/45	4,600,000	4,331,547
2.75% due 11/15/42	2,580,000	2,387,709
U.S. Treasury Notes
2.00% due 04/30/24	15,300,000	14,536,195
3.13% due 05/15/19	2,500,000	2,509,570
2.25% due 08/15/27	1,740,000	1,631,794
Total U.S. Government Securities
(Cost $1,229,870,959)		1,187,268,516

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~		Value

FEDERAL AGENCY BONDS†† - 4.2%
Fannie Mae Principal Strips[14]
due 01/15/30[12,13]		91,565,000	$61,268,101
due 05/15/30[12,13]		86,472,000	57,190,471
due 05/15/29[12,13]		37,600,000	25,829,172
due 07/15/37[12,13]		33,000,000	16,412,154
due 11/15/30[12,13]		17,570,000	11,401,927
Residual Funding Corporation Principal
due 04/15/30[12,13]		98,239,000	65,767,883
due 01/15/30[12,13]		22,264,000	15,065,157
Freddie Mac Principal Strips[14]
due 03/15/31[12,13]		81,957,000	52,802,347
due 07/15/32[12,13]		33,850,000	20,632,658
Tennessee Valley Authority
4.25% due 09/15/65		32,550,000	35,564,976
5.38% due 04/01/56		8,360,000	10,854,657
due 09/15/53[6,12]		1,020,000	259,663
due 09/15/54[6,12]		1,020,000	249,877
due 09/15/55[6,12]		1,020,000	240,223
due 09/15/56[6,12]		1,020,000	231,021
due 03/15/57[6,12]		1,020,000	226,482
due 09/15/57[6,12]		1,020,000	222,212
due 09/15/58[6,12]		1,020,000	213,536
due 03/15/59[6,12]		1,020,000	209,516
due 09/15/59[6,12]		1,020,000	205,276
due 09/15/60[6,12]		1,020,000	197,497
due 03/15/61[6,12]		1,020,000	193,556
due 09/15/61[6,12]		1,020,000	189,951
due 09/15/62[6,12]		1,020,000	182,616
due 03/15/63[6,12]		1,020,000	179,219
due 09/15/63[6,12]		1,020,000	175,514
due 09/15/64[6,12]		1,020,000	168,871
due 03/15/65[6,12]		1,020,000	165,658
due 09/15/65[6,12]		1,020,000	162,435
Freddie Mac[14]
due 12/14/29[12]		50,220,000	33,825,081
1.25% due 10/02/19		2,500,000	2,465,552
Freddie Mac Coupon Strips[14]
due 01/15/31[6,12]		7,750,000	5,008,277
due 09/15/30[6,12]		2,906,000	1,903,769
due 03/15/31[6,12]		2,500,000	1,603,090
due 07/15/31[6,12]		1,800,000	1,138,246
due 01/15/30[6,12]		1,050,000	704,428
Fannie Mae Interest Strips[14]
due 01/15/32[6,12]		9,413,000	5,827,075
due 01/15/30[6,12]		5,900,000	3,948,661
due 07/15/32[6,12]		3,963,000	2,411,302
due 01/15/35[6,12]		2,250,000	1,233,876
due 02/06/33[6,12]		1,456,000	865,960
due 01/15/33[6,12]		1,450,000	864,354
Freddie Mac Interest Strips[14]
due 03/15/30[6,12]		7,250,000	4,830,624
Total Federal Agency Bonds
(Cost $462,826,194)			443,092,921

FOREIGN GOVERNMENT BONDS†† - 3.8%
Government of Japan
due 01/10/19[12]	JPY	13,847,400,000	121,919,763
due 02/12/19[12]	JPY	2,559,000,000	22,533,682
due 02/20/19[12]	JPY	1,000,000,000	8,805,932
due 03/11/19[12]	JPY	201,100,000	1,770,999
State of Israel
0.50% due 10/31/18	ILS	334,790,000	92,584,629
6.00% due 02/28/19	ILS	57,720,000	16,829,573
Republic of Hungary
due 12/27/18[12]	HUF	15,401,240,000	55,316,623
5.50% due 12/20/18	HUF	9,594,560,000	34,877,806
due 11/21/18[12]	HUF	837,600,000	3,009,232
Czech Republic
due 10/05/18[12]	CZK	612,000,000	27,600,626
due 11/09/18[12]	CZK	134,000,000	6,039,189
due 10/26/18[12]	CZK	154,000,000	6,942,588
Total Foreign Government Bonds
(Cost $410,836,285)			398,230,642

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

CORPORATE BONDS†† - 3.6%
Financial - 3.0%
Station Place Securitization Trust
3.21% (1 Month USD LIBOR + 1.00%, Rate Floor: 0.00%) due 03/24/19[4,5]	68,500,000	$68,500,000
2.91% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.00%) due 06/24/19[4,5]	41,650,000	41,650,000
3.46% (1 Month USD LIBOR + 1.25%, Rate Floor: 1.25%) due 11/24/18[4,5]	31,000,000	30,999,986
2.77% (1 Month USD LIBOR + 0.70%, Rate Floor: 0.70%) due 09/24/19[4]	23,000,000	23,000,000
Assurant, Inc.
3.62% (3 Month USD LIBOR + 1.25%) due 03/26/21[4]	27,620,000	27,673,071
6.75% due 02/15/34	1,450,000	1,662,344
American Equity Investment Life Holding Co.
5.00% due 06/15/27	22,855,000	22,149,937
Central Storage Safety Project Trust
4.82% due 02/01/38[9]	20,500,000	20,851,263
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50[9]	18,387,193	16,494,593
BBC Military Housing-Navy Northeast LLC
6.30% due 10/15/49	8,620,000	9,034,512
Hospitality Properties Trust
5.25% due 02/15/26	8,099,000	8,169,678
Atlas Mara Ltd.
8.00% due 12/31/20	6,600,000	5,940,000
Fort Benning Family Communities LLC
2.51% (1 Month USD LIBOR + 0.35%) due 01/15/36[4,9]	6,000,000	5,033,381
Lincoln Finance Ltd.
7.38% due 04/15/21[5]	4,580,000	4,729,216
Navigators Group, Inc.
5.75% due 10/15/23	4,050,000	4,197,449
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52[9]	1,940,607	1,933,614
2.50% (1 Month USD LIBOR + 0.34%) due 02/15/52[4,9]	1,739,351	1,242,573
Atlantic Marine Corporations Communities LLC
5.43% due 12/01/50[5]	1,404,337	1,385,775
5.37% due 12/01/50[5]	794,900	784,928
5.38% due 02/15/48	539,352	494,628
Customers Bank
6.13% due 06/26/29[9,15]	2,000,000	2,037,964
Senior Housing Properties Trust
4.75% due 02/15/28	1,760,000	1,701,907
Enstar Group Ltd.
4.50% due 03/10/22	1,660,000	1,667,277
Royal Bank of Scotland Group plc
3.88% due 09/12/23	1,700,000	1,651,314
EPR Properties
4.50% due 06/01/27	1,700,000	1,624,834
CBRE Services, Inc.
5.25% due 03/15/25	1,500,000	1,558,795
Jefferies Group LLC / Jefferies Group Capital Finance, Inc.
4.15% due 01/23/30	1,730,000	1,554,245
Jefferies Financial Group, Inc.
5.50% due 10/18/23	1,500,000	1,553,541

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Lexington Realty Trust
4.25% due 06/15/23	1,300,000	$1,276,149
Morgan Stanley
7.25% due 04/01/32	820,000	1,045,997
Univest Corporation of Pennsylvania
5.10% due 03/30/25[15]	1,000,000	995,925
Nationwide Mutual Insurance Co.
9.38% due 08/15/39[5]	530,000	819,079
Hanover Insurance Group, Inc.
4.50% due 04/15/26	650,000	647,585
Pacific Beacon LLC
5.51% due 07/15/36[9]	500,000	536,080
Total Financial		314,597,640

Basic Materials - 0.2%
Yamana Gold, Inc.
4.95% due 07/15/24	18,972,000	18,702,598
BHP Billiton Finance USA Ltd.
6.75% due 10/19/75[5,15]	3,710,000	4,067,087
Eldorado Gold Corp.
6.13% due 12/15/20[5]	1,250,000	1,187,500
Total Basic Materials		23,957,185

Consumer, Non-cyclical - 0.1%
Offutt AFB America First Community LLC
5.46% due 09/01/50[9]	6,618,693	6,386,206
United Communities LLC
5.61% due 09/15/51[9]	4,561,314	4,807,112
Verisk Analytics, Inc.
5.50% due 06/15/45	1,670,000	1,687,870
Total Consumer, Non-cyclical		12,881,188

Industrial - 0.1%
Reynolds Group Issuer Incorporated / Reynolds Group Issuer LLC / Reynolds Group Issuer Luxembourg
5.84% (3 Month USD LIBOR + 3.50%) due 07/15/21[4,5]	5,675,000	5,753,031
6.88% due 02/15/21	1,143,573	1,156,439
Agnico-Eagle Mines Ltd.
4.84% due 06/30/26†††	6,000,000	5,891,932
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27[9]	2,304,980	2,036,911
Total Industrial		14,838,313

Energy - 0.1%
Energy Transfer Partners, LP
6.50% due 02/01/42	1,560,000	1,713,256
Plains All American Pipeline Limited Partnership / PAA Finance Corp.
4.70% due 06/15/44	1,850,000	1,666,231
Williams Companies, Inc.
6.30% due 04/15/40	1,470,000	1,661,835
Sabine Pass Liquefaction LLC
5.88% due 06/30/26	1,500,000	1,619,997
Marathon Petroleum Corp.
6.50% due 03/01/41	1,300,000	1,521,219
Total Energy		8,182,538

Consumer, Cyclical - 0.1%
Northern Group Housing LLC
6.80% due 08/15/53[5]	1,400,000	1,682,479

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Hasbro, Inc.
6.35% due 03/15/40	1,500,000	$1,636,265
HP Communities LLC
5.86% due 09/15/53[9]	1,420,000	1,543,540
Total Consumer, Cyclical		4,862,284

Communications - 0.0%
Thomson Reuters Corp.
3.85% due 09/29/24	1,982,000	1,942,258
Juniper Networks, Inc.
5.95% due 03/15/41	1,690,000	1,679,129
Motorola Solutions, Inc.
5.50% due 09/01/44	360,000	338,010
MDC Partners, Inc.
6.50% due 05/01/24[5]	300,000	265,500
Total Communications		4,224,897

Technology - 0.0%
Citrix Systems, Inc.
4.50% due 12/01/27	1,700,000	1,638,211

Utilities - 0.0%
Exelon Generation Company LLC
6.25% due 10/01/39	670,000	729,463
Total Corporate Bonds
(Cost $388,965,759)		385,911,719

SENIOR FLOATING RATE INTERESTS††,4 - 1.3%
Technology - 0.5%
Misys Ltd.
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/24	28,960,702	28,969,390
Epicor Software
5.50% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 06/01/22	20,572,894	20,654,363
Internet Brands, Inc.
5.92% (1 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 09/13/24	3,445,950	3,467,487
TIBCO Software, Inc.
5.75% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 12/04/20	1,930,525	1,937,359
MACOM Technology Solutions Holdings, Inc.
4.49% (1 Month USD LIBOR + 2.25%, Rate Floor: 0.00%) due 05/17/24	746,222	727,193
Kronos, Inc.
5.34% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 11/01/23	296,261	297,633
Cologix Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/20/24	298,485	297,553
Aspect Software, Inc.
12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20[2]	14,635	12,202
Total Technology		56,363,180

Consumer, Non-cyclical - 0.2%
Diamond (BC) B.V.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 09/06/24	7,245,250	7,100,345

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Packaging Coordinators Midco, Inc.
6.39% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.00%) due 06/30/23	3,428,000	$3,434,445
Albertson’s LLC
5.38% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.75%) due 12/21/22	2,721,594	2,722,111
Hearthside Group Holdings LLC
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/23/25	2,344,125	2,335,077
DJO Finance LLC
5.54% ((3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) and (1 Month USD LIBOR + 3.25%)) due 06/08/20	2,330,741	2,329,296
Grocery Outlet, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 10/21/21	1,715,152	1,715,152
Davis Vision
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 12/02/24	1,696,183	1,689,296
JBS USA Lux SA
4.84% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 10/30/22	1,561,101	1,564,129
One Call Medical, Inc.
7.38% (1 Month USD LIBOR + 5.25%, Rate Floor: 1.00%) due 11/27/22	1,295,140	1,226,821
NVA Holdings, Inc
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 02/03/25	623,434	621,096
CHG Healthcare Services, Inc.
5.31% ((3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) and (3 Month USD LIBOR + 3.00%)) due 06/07/23	475,000	477,674
CTI Foods Holding Co. LLC
6.10% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/29/20	200,000	163,750
Total Consumer, Non-cyclical		25,379,192

Communications - 0.2%
Cengage Learning Acquisitions, Inc.
6.42% (1 Month USD LIBOR + 4.25%, Rate Floor: 1.00%) due 06/07/23	21,807,080	20,307,843
Proquest LLC
5.99% (1 Month USD LIBOR + 3.75%, Rate Floor: 1.00%) due 10/24/21	1,328,664	1,331,574
Houghton Mifflin Co.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 05/28/21	731,108	687,242
Total Communications		22,326,659

Industrial - 0.1%
Hayward Industries, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/05/24	5,197,500	5,226,086

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Engility Corp.
4.99% (1 Month USD LIBOR + 2.75%, Rate Floor: 1.00%) due 08/14/23	2,933,761	$2,940,479
VC GB Holdings, Inc.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 02/28/24	2,291,998	2,297,728
Berlin Packaging LLC
5.16% ((1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) and (3 Month USD LIBOR + 3.00%)) due 11/07/25	1,496,250	1,495,547
Hillman Group, Inc.
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 05/31/25	997,500	985,779
Engineered Machinery Holdings, Inc.
5.64% (3 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/19/24	587,752	579,670
CHI Overhead Doors, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 07/29/22	490,923	491,999
Pro Mach Group, Inc.
3.00% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 03/07/25[17]	350,000	348,796
Wencor Group
5.89% (3 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/19/21	288,335	280,285
Thermasys Corp.
6.33% (3 Month USD LIBOR + 4.00%, Rate Floor: 1.25%) due 05/03/19	87,500	82,305
Total Industrial		14,728,674

Financial - 0.1%
USI, Inc.
5.39% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 05/16/24	4,168,421	4,169,463
National Financial Partners Corp.
5.24% (1 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 01/08/24	2,263,640	2,261,377
Total Financial		6,430,840

Basic Materials - 0.1%
Road Infrastructure Investment
5.74% (1 Month USD LIBOR + 3.50%, Rate Floor: 1.00%) due 06/13/23	4,361,368	4,257,786
Nexeo Solutions LLC
5.60% (3 Month USD LIBOR + 3.25%) due 06/09/23	1,662,026	1,670,751
Total Basic Materials		5,928,537

Consumer, Cyclical - 0.1%
Leslie’s Poolmart, Inc.
5.70% (2 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 08/16/23	4,306,154	4,303,484

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Acosta, Inc.
5.40% ((1 Month USD LIBOR + 3.25%) and (Commercial Prime Lending Rate + 2.25%)) due 09/26/19	831,111	$616,925
5.94% ((3 Month USD LIBOR + 3.25%) and (1 Month USD LIBOR + 3.25%)) due 09/26/19	440,000	326,608
USIC Holding, Inc.
5.49% (1 Month USD LIBOR + 3.25%, Rate Floor: 1.00%) due 12/08/23	157,251	158,103
Total Consumer, Cyclical		5,405,120
Total Senior Floating Rate Interests
(Cost $138,337,611)		136,562,202

MUNICIPAL BONDS†† - 0.6%
California - 0.3%
Newport Mesa Unified School District General Obligation Unlimited
due 08/01/45[12]	8,565,000	2,852,659
due 08/01/39[12]	4,000,000	1,760,120
due 08/01/40[12]	2,500,000	1,050,800
due 08/01/38[12]	2,000,000	926,180
due 08/01/41[12]	2,000,000	802,500
due 08/01/43[12]	1,900,000	693,576
Poway Unified School District General Obligation Unlimited
due 08/01/40[12]	10,000,000	4,061,700
due 08/01/38[12]	8,460,000	3,797,694
San Diego Unified School District General Obligation Unlimited
due 07/01/39[12]	7,150,000	3,130,985
due 07/01/46[12]	2,200,000	713,438
due 07/01/43[12]	1,350,000	498,082
Cypress School District General Obligation Unlimited
due 08/01/48[12]	14,450,000	3,563,225
Beverly Hills Unified School District California General Obligation Unlimited
due 08/01/34[12]	5,295,000	2,995,964
Placentia-Yorba Linda Unified School District General Obligation Unlimited
due 08/01/41[12]	5,325,000	2,080,052
San Bernardino Community College District General Obligation Unlimited
due 08/01/44[12]	4,750,000	1,546,600
Hanford Joint Union High School District General Obligation Unlimited
due 08/01/41[12]	4,125,000	1,526,910
Antelope Valley Community College District General Obligation Unlimited
due 08/01/36[12]	2,800,000	1,353,632
Upland Unified School District General Obligation Unlimited
due 08/01/50[12]	5,040,000	1,264,284
San Marcos Unified School District General Obligation Unlimited
due 08/01/47[12]	3,600,000	1,078,632
Wiseburn School District General Obligation Unlimited
due 08/01/34[12]	900,000	487,269

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Santa Ana Unified School District General Obligation Unlimited
due 08/01/35[12]	700,000	$367,220
Total California		36,551,522

Illinois - 0.2%
State of Illinois General Obligation Unlimited
5.65% due 12/01/38	5,350,000	5,705,293
6.63% due 02/01/35	1,820,000	2,073,144
City of Chicago Illinois General Obligation Unlimited
6.31% due 01/01/44	4,500,000	5,264,055
Total Illinois		13,042,492

Texas - 0.1%
Wylie Independent School District General Obligation Unlimited
due 08/15/46[12]	10,000,000	3,193,900
due 08/15/43[12]	4,000,000	1,458,200
Harris County-Houston Sports Authority Revenue Bonds
due 11/15/45[12]	2,850,000	825,645
due 11/15/41[12]	1,500,000	534,405
Total Texas		6,012,150

Colorado - 0.0%
City & County of Denver Colorado Revenue Bonds
due 08/01/36[12]	7,550,000	3,635,778
due 08/01/37[12]	2,910,000	1,333,624
Total Colorado		4,969,402

Oregon - 0.0%
Washington & Multnomah Counties School District No. 48J Beaverton General Obligation Unlimited
due 06/15/33[12]	3,850,000	2,196,810

Puerto Rico - 0.0%
Puerto Rico Public Buildings Authority Revenue Bonds
6.00% due 07/01/23	1,500,000	1,641,915

Florida - 0.0%
County of Miami-Dade Florida Revenue Bonds
due 10/01/41[12]	4,100,000	1,517,164

Pennsylvania - 0.0%
Pennsylvania Economic Development Financing Authority Revenue Bonds
due 01/01/41[12]	995,000	374,568
due 01/01/37[12]	570,000	261,322
Total Pennsylvania		635,890
Total Municipal Bonds
(Cost $67,280,291)		66,567,345

COMMERCIAL PAPER†† - 7.3%
Marriott International, Inc.
2.41% due 11/14/18[5,16]	30,000,000	29,911,633
2.45% due 10/24/18[5,16]	25,000,000	24,960,868
2.21% due 10/19/18[5,16]	10,000,000	9,988,500
2.44% due 10/29/18[5,16]	10,000,000	9,978,895
2.48% due 11/21/18[5,16]	5,000,000	4,982,433

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

Nutrien Ltd.
2.57% due 11/14/18[5,16]	20,666,000	$20,601,086
2.42% due 11/05/18[5,16]	20,000,000	19,952,944
2.50% due 10/31/18[5,16]	18,000,000	17,962,500
2.35% due 10/12/18[5,16]	2,200,000	2,198,420
Keurig Dr Pepper, Inc.
2.33% due 10/12/18[5,16]	40,000,000	39,971,522
2.30% due 10/09/18[5,16]	15,000,000	14,992,333
E.I. du Pont de Nemours & Co.
2.27% due 10/22/18[5,16]	20,000,000	19,973,517
2.24% due 10/10/18[5,16]	17,542,000	17,532,176
2.24% due 10/22/18[5,16]	15,000,000	14,980,400
AutoZone, Inc.
2.33% due 10/17/18[5,16]	25,000,000	24,974,111
2.25% due 10/11/18[5,16]	20,000,000	19,987,500
Walgreens Boots Alliance, Inc.
2.40% due 10/17/18[16]	26,506,000	26,477,727
2.50% due 11/01/18[16]	15,000,000	14,965,236
Waste Management, Inc.
2.28% due 10/09/18[5,16]	25,000,000	24,987,333
2.28% due 10/04/18[5,16]	15,100,000	15,097,131
NBCUniversal Enterprise, Inc.
2.19% due 10/04/18[5,16]	36,000,000	35,993,280
Thomson Reuters Corp.
2.26% due 10/03/18[5,16]	25,000,000	24,996,681
2.26% due 10/01/18[5,16]	10,000,000	10,000,000
American Water Capital Corp.
2.30% due 10/18/18[5,16]	35,000,000	34,961,986
Anthem, Inc.
2.30% due 10/01/18[5,16]	30,000,000	30,000,000
HP, Inc.
2.58% due 10/23/18[5,16]	30,000,000	29,954,439
Entergy Corp.
2.57% due 10/24/18[5,16]	25,115,000	25,068,076
Spire, Inc.
2.30% due 10/19/18[5,16]	25,000,000	24,970,000
Comcast Corp.
2.40% due 10/23/18[5,16]	23,000,000	22,966,267
Amcor Ltd.
2.39% due 10/24/18[5,16]	20,000,000	19,969,461
Clorox Co.
2.20% due 10/02/18[5,16]	19,100,000	19,098,833
Avery Dennison Corp.
2.35%, due 10/19/18[5,16]	19,000,000	18,977,675
Rogers Communications, Inc.
2.18% due 10/18/18[5,16]	15,000,000	14,983,708
2.19% due 10/10/18[5,16]	2,750,000	2,748,453
Diageo Capital plc
2.15% due 10/12/18[5,16]	17,000,000	16,988,468
Snap-On, Inc.
2.18% due 10/03/18[5,16]	15,000,000	14,998,183
Relx, Inc.
2.35% due 10/12/18[5,16]	15,000,000	14,989,229

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

	Face Amount~	Value

CBS Corp.
2.43% due 10/29/18[5,16]	15,000,000	$14,971,650
Ryder System, Inc.
2.22% due 10/01/18[16]	11,000,000	11,000,000
Intercontinental Exchange, Inc.
2.03% due 10/10/18[5,16]	3,475,000	3,473,236
UDR, Inc.
2.21% due 10/12/18[5,16]	3,075,000	3,072,858
BASF SE
2.01% due 10/10/18[5,16]	2,025,000	2,023,982
Walmart, Inc.
2.10% due 10/22/18[5,16]	2,000,000	1,997,550
Total Commercial Paper
(Cost $772,687,488)		772,680,280

REPURCHASE AGREEMENTS††,8 - 1.1%
BNP Paribas
issued 07/26/18 at 2.54% due 11/01/18	70,800,000	70,800,000
Deutsche Bank
issued 07/27/18 at 2.69% due 10/26/18	41,569,000	41,569,000
issued 09/05/18 at 2.69% due 10/26/18	1,450,000	1,450,000
Total Repurchase Agreements
(Cost $113,819,000)		113,819,000

	Contracts

OTC OPTIONS PURCHASED†† - 0.0%
Call options on:
BofA Merrill Lynch S&P 500 Index Expiring January 2019 with strike price of $3,000 (Notional Value $374,155,032)	1,284	4,230,780
BofA Merrill Lynch iShares MSCI Emerging Markets ETF Expiring January 2019 with strike price of $54 (Notional Value $253,034,860)	58,955	58,955
Total OTC Options Purchased
(Cost $6,829,735)		4,289,735

Total Investments - 99.7%
(Cost $10,702,123,880)		$10,561,618,810
Other Assets & Liabilities, net - 0.3%		27,958,146
Total Net Assets - 100.0%		$10,589,576,956

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS††
Counterparty	Exchange	Floating Rate Type	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.82%	Quarterly	04/13/28	$ 831,470,000
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.77%	Quarterly	04/13/25	390,000,000
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.69%	Quarterly	04/13/21	835,420,000
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.59%	Quarterly	11/13/47	50,400,000
BofA Merrill Lynch	CME	Receive	3-Month USD-LIBOR	2.73%	Quarterly	04/13/23	258,000,000

Counterparty	Market Value	Upfront Premiums Paid	Unrealized Appreciation**
BofA Merrill Lynch	$22,059,165	$3,383,724	$18,675,441
BofA Merrill Lynch	7,491,974	637,868	6,854,106
BofA Merrill Lynch	6,918,414	1,182,348	5,736,066
BofA Merrill Lynch	5,736,610	72,047	5,664,563
BofA Merrill Lynch	3,702,878	284,393	3,418,485
	$45,909,041	$5,560,380	$40,348,661

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
Counterparty	Contracts to Sell	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation (Depreciation)
BofA Merrill Lynch	14,051,240,000	HUF	12/27/18	$58,029,404	$50,889,741	$7,139,663
JPMorgan Chase & Co.	167,250,000	BRL	10/01/18	48,548,621	41,462,145	7,086,476
Citigroup	170,500,000	BRL	10/01/18	49,335,919	42,267,837	7,068,082
BofA Merrill Lynch	6,030,527,700	HUF	12/20/18	24,683,156	21,821,121	2,862,035
Goldman Sachs	5,937,983,100	HUF	12/20/18	24,124,972	21,486,254	2,638,718
Citigroup	11,232,000,000	JPY	01/10/19	100,845,316	99,720,302	1,125,014
Goldman Sachs	77,706,600	ILS	10/31/18	22,092,371	21,442,320	650,051
BofA Merrill Lynch	2,559,000,000	JPY	02/12/19	23,399,567	22,780,029	619,538
Goldman Sachs	2,615,400,000	JPY	01/10/19	23,703,965	23,220,128	483,837
JPMorgan Chase & Co.	1,350,000,000	HUF	12/27/18	5,358,206	4,889,330	468,876
Goldman Sachs	154,000,000	CZK	10/26/18	7,399,221	6,951,483	447,738
Citigroup	41,004,000	ILS	10/31/18	11,707,735	11,314,623	393,112
BofA Merrill Lynch	241,551,750	ILS	10/31/18	66,963,781	66,653,668	310,113
Goldman Sachs	1,000,000,000	JPY	02/20/19	9,147,867	8,907,670	240,197
Morgan Stanley	520,000,000	HUF	11/21/18	2,099,399	1,875,683	223,716
Citigroup	612,000,000	CZK	10/05/18	27,658,829	27,604,057	54,772
Goldman Sachs	201,100,000	JPY	03/11/19	1,815,113	1,794,076	21,037
Morgan Stanley	23,903,000	ILS	02/28/19	6,672,342	6,659,057	13,285
Goldman Sachs	317,600,000	HUF	11/21/18	1,154,236	1,145,609	8,627
BofA Merrill Lynch	134,000,000	CZK	11/09/18	6,055,128	6,051,982	3,146
Goldman Sachs	770,614	CZK	10/05/18	35,405	34,758	647
Citigroup	37,280,200	ILS	02/28/19	10,222,716	10,385,767	(163,051)
Barclays Bank plc	387,380,000	MXN	10/25/18	20,111,935	20,618,948	(507,013)
Citigroup	500,000,000	MXN	11/15/18	25,871,347	26,526,330	(654,983)
Goldman Sachs	633,020,000	MXN	11/08/18	32,728,966	33,618,314	(889,348)
JPMorgan Chase & Co.	906,711,000	MXN	10/11/18	47,313,243	48,376,700	(1,063,457)
						$28,580,828

Counterparty	Contracts to Buy	Currency	Settlement Date	Settlement Value	Value at September 30, 2018	Net Unrealized Appreciation (Depreciation)
Citigroup	387,380,000	MXN	10/25/18	$20,517,248	$20,618,948	$101,700
Barclays Bank plc	219,000,000	MXN	10/11/18	11,627,104	11,684,536	57,432
Goldman Sachs	1,846,250,000	HUF	12/20/18	6,623,556	6,680,550	56,994
JPMorgan Chase & Co.	687,711,000	MXN	10/11/18	36,652,461	36,692,164	39,703
JPMorgan Chase & Co.	633,020,000	MXN	11/08/18	33,626,739	33,618,314	(8,425)
Goldman Sachs	23,798,400	ILS	10/31/18	6,581,871	6,566,919	(14,952)
JPMorgan Chase & Co.	500,000,000	MXN	11/15/18	26,541,532	26,526,330	(15,202)
JPMorgan Chase & Co.	168,875,000	BRL	10/01/18	42,590,778	41,864,991	(725,787)
Citigroup	168,875,000	BRL	10/01/18	43,664,594	41,864,991	(1,799,603)
						$(2,308,140)

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 4.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of fair valued securities amounts to $21,154,831, (cost $21,400,000) or 0.2% of total net assets.
[2]	Affiliated issuer.
[3]	Rate indicated is the 7-day yield as of September 30, 2018.
[4]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $4,672,198,287 (cost $4,677,824,277), or 44.1% of total net assets.

[6]	Security is an interest-only strip.
[7]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at September 30, 2018. See table below for additional step information for each security.

[8]	Repurchase Agreements — See the repurchase agreements table below for additional information on repurchase agreements.
[9]

Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $148,671,378 (cost $154,377,406), or 1.4% of total net assets — See Note 10.

[10]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[11]	Security is in default of interest and/or principal obligations.
[12]	Zero coupon rate security.
[13]	Security is a principal-only strip.
[14]	On September 7, 2008, the issuer was placed in conservatorship by the Federal Housing Finance Agency (FHFA). As conservator, the FHFA has full powers to control the assets and operations of the firm.
[15]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
[16]	Rate indicated is the effective yield at the time of purchase.
[17]	The underlying reference rate was negative at period end causing the effective rate to be equal to the spread amount listed.
BofA — Bank of America
BRL — Brazilian Real
CME — Chicago Mercantile Exchange
CMT — Constant Maturity Treasury
CZK — Czech Koruna
HUF — Hungarian Forint
ILS — Israeli New Shekel
JPY — Japanese Yen
LIBOR — London Interbank Offered Rate
MXN — Mexican Peso
plc — Public Limited Company
REIT — Real Estate Investment Trust
REMIC — Real Estate Mortgage Investment Conduit
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2018 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$2,763	$—	$—	*	$2,763
Preferred Stocks	—	947,793	—		947,793
Warrants	—	—	—	*	—
Mutual Funds	182,023,794	—	—		182,023,794
Money Market Fund	234,010,910	—	—		234,010,910
Collateralized Mortgage Obligations	—	3,343,130,060	12,469,266		3,355,599,326
Asset-Backed Securities	—	3,258,168,430	22,443,434		3,280,611,864
U.S. Government Securities	—	1,187,268,516	—		1,187,268,516
Federal Agency Bonds	—	443,092,921	—		443,092,921
Foreign Government Bonds	—	398,230,642	—		398,230,642
Corporate Bonds	—	380,019,787	5,891,932		385,911,719
Senior Floating Rate Interests	—	136,562,202	—		136,562,202
Municipal Bonds	—	66,567,345	—		66,567,345
Commercial Paper	—	772,680,280	—		772,680,280
Repurchase Agreements	—	113,819,000	—		113,819,000
Options Purchased	—	4,289,735	—		4,289,735
Interest Rate Swap Agreements**	—	40,348,661	—		40,348,661
Forward Foreign Currency Exchange Contracts**	—	32,114,509	—		32,114,509
Total Assets	$416,037,467	$10,177,239,881	$40,804,632		$10,634,081,980

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Forward Foreign Currency Exchange Contracts**	$—	$5,841,821	$—		$5,841,821
Unfunded Loan Commitments (Note 9)	—	239,384	—	*	239,384
Total Liabilities	$—	$6,081,205	$—		$6,081,205

*	Security has a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment’s valuation changes. Transfers between valuation levels, if any, are in comparison to the valuation levels at the end of the previous fiscal year, and are effective using the fair value as of the end of the current fiscal period.

For the year ended September 30, 2018, the Fund had assets with a total value of $90,366,550 transfer out of Level 3 into Level 2 due to changes in the securities valuation methods based on availability of observable market inputs. For the year ended September 30, 2018, the Fund had liabilities with a total value of $239,384 transfer out of Level 3 into Level 2 due to changes in securities valuation methods based on availability of observable market inputs. There were no other securities that transferred between levels.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon rate at next step up date	Date of next rate change	Final future rate	Final future step up date
Apollo Aviation Securitization Equity Trust 2016-1A, 4.88% due 08/17/36	6.88%	03/15/23	6.88%	03/15/23
Castlelake Aircraft Securitization Trust 2015-1A, 4.70% due 12/15/40	6.70%	11/30/22	6.70%	11/30/22
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-3, 2.50% due 07/25/56	2.75%	09/26/18	3.00%	03/26/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2017-4, 2.50% due 06/25/57	2.75%	12/25/18	3.00%	06/25/19
Freddie Mac Seasoned Credit Risk Transfer Trust 2018-1, 2.25% due 05/25/57	2.50%	03/25/19	2.75%	09/25/19
Legacy Mortgage Asset Trust 2018-GS3, 4.00% due 06/25/58	7.00%	07/26/21	8.00%	07/26/22
Willis Engine Securitization Trust II 2012-A, 5.50% due 09/15/37	8.50%	09/15/20	8.50%	09/15/20

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian takes possession of the underlying collateral. For the following repurchase agreements, the collateral is in the possession of the Fund’s custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements.

At September 30, 2018, the repurchase agreements entered into by the Fund were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
BNP Paribas			MASTR Specialized Loan Trust
2.54%			2.48%
11/01/18	$70,800,000	$71,284,357	06/25/46	$87,319,000	$82,883,195
			Morgan Stanley Capital Inc.
			3.24%
			10/25/33	56,315,000	56,292,474
			HSI Asset Securitization Corp Trust
			2.41%
			01/25/37	49,500,000	39,916,800
			Morgan Stanley Capital Inc.
			2.37%
			11/25/36	27,790,000	19,797,596
			JP Morgan Mortgage Trust
			3.70%
			04/25/36	18,800,000	18,320,600
				$239,724,000	$217,210,665

Deutsche Bank			Structured Asset Securities Corp Trust
2.69%			2.38%
10/26/18	43,019,000	43,306,849	10/28/35	$45,000,000	$36,454,500
			Hospitality Mortgage Trust
			6.63%
			05/08/30	35,000,000	35,140,000
			Great Wolf Trust
			6.38%
			09/15/34	1,934,000	1,942,896
				$81,934,000	$73,537,396

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund’s investment adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers which the Fund enters into repurchase agreements to evaluate potential risks.

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	September 30, 2018
TOTAL RETURN BOND FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a portfolio company of a fund, or control of or by, or common control under Guggenheim Investments (“GI”), result in that portfolio company being considered an affiliated company of such fund, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund I, Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2017, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180417000715/gug72218.htm.

Transactions during the year ended September 30, 2018, in which the portfolio company is an “affiliated person”, were as follows:

Security Name	Value 09/30/17	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 09/30/18
Common Stocks
Aspect Software Parent, Inc.*,1	$—	$—	$—	$—	$—	$—	**
Mutual Funds
Guggenheim Floating Rate Strategies Fund — Institutional Class	77,103,355	35,526,020	(6,500,000)	14,819	(458,324)	105,685,870
Guggenheim Strategy Fund I	12,326,353	13,670,620	(500,000)	5,175	(43,870)	25,458,278
Guggenheim Strategy Fund II	14,363,426	11,131,232	—	—	(59,080)	25,435,578
Guggenheim Strategy Fund III	9,347,011	16,127,427	—	—	(30,370)	25,444,068
Senior Floating Rate Interests[2]
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20	14,487	289	(380)	—	(2,194)	12,202
Closed-End Fund
Guggenheim Strategic Opportunities Fund	10,260,018	—	(10,410,588)	1,932,361	(1,781,791)	—
Warrants
Aspect Software, Inc.[1]	—	—	—	—	—	—	**
	$123,414,650	$76,455,588	$(17,410,968)	$1,952,355	$(2,375,629)	$182,035,996

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2018
TOTAL RETURN BOND FUND

Security Name	Shares/ Face Amount 09/30/18	Investment Income	Capital Gain Distributions
Common Stocks
Aspect Software Parent, Inc.*,1	2	$—	$—
Mutual Funds
Guggenheim Floating Rate Strategies Fund — Institutional Class	4,072,673	4,532,937	—
Guggenheim Strategy Fund I	1,016,299	566,732	4,496
Guggenheim Strategy Fund II	1,018,238	624,324	7,687
Guggenheim Strategy Fund III	1,017,763	575,170	2,836
Senior Floating Rate Interests[2]
Aspect Software, Inc. 12.81% (3 Month USD LIBOR + 10.50%, Rate Floor: 1.00%) due 05/25/20	14,635	2,099	—
Closed-End Fund
Guggenheim Strategic Opportunities Fund	—	219,696	—
Warrants
Aspect Software, Inc.[1]	1,318	—	—
		$6,520,958	$15,019

*	Non-income producing security.
**	Security has a market value of $0.
[1]	Security was fair valued by the Valuation Committee at September 30, 2018. The total market value of affiliated fair valued securities amounts to $0 (cost $0) or 0.0% of total net assets.
[2]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES
TOTAL RETURN BOND FUND

September 30, 2018

Assets:
Investments in unaffiliated issuers, at value (cost $10,406,050,539)	$10,265,763,814
Investments in affiliated issuers, at value (cost $182,254,341)	182,035,996
Repurchase agreements, at value (cost $113,819,000)	113,819,000
Foreign currency, at value (cost $46,160)	45,372
Cash	19,567,877
Segregated cash with broker	54,671,437
Unamortized upfront premiums paid on interest rate swaps	5,560,380
Unrealized appreciation on forward foreign currency exchange contracts	32,114,509
Prepaid expenses	321,045
Receivables:
Securities sold	167,570,367
Fund shares sold	39,145,214
Interest	32,294,240
Dividends	533,927
Total assets	10,913,443,178

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	5,841,821
Unfunded loan commitments, at value (Note 8) (proceeds $120,756)	239,384
Segregated cash due to broker	15,597,800
Payable for:
Securities purchased	255,343,626
Fund shares redeemed	19,262,694
Variation margin on swap agreements	19,048,400
Distributions to shareholders	4,197,370
Management fees	1,844,634
Transfer agent/maintenance fees	970,717
Fund accounting/administration fees	620,173
Distribution and service fees	441,453
Trustees’ fees*	19,346
Due to Investment Adviser	2,104
Miscellaneous	436,700
Total liabilities	323,866,222
Net assets	$10,589,576,956

Net assets consist of:
Paid in capital	$10,650,238,381
Total distributable earnings (loss)	(60,661,425)
Net assets	$10,589,576,956

A-Class:
Net assets	$589,760,105
Capital shares outstanding	22,094,740
Net asset value per share	$26.69
Maximum offering price per share (Net asset value divided by 96.00%)	$27.80

C-Class:
Net assets	$265,485,858
Capital shares outstanding	9,945,265
Net asset value per share	$26.69

P-Class:
Net assets	$738,693,546
Capital shares outstanding	27,681,557
Net asset value per share	$26.69

R6-Class:
Net assets	$37,734,948
Capital shares outstanding	1,411,694
Net asset value per share	$26.73

Institutional Class:
Net assets	$8,957,902,499
Capital shares outstanding	335,320,727
Net asset value per share	$26.71

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

STATEMENT OF OPERATIONS
TOTAL RETURN BOND FUND

Year Ended September 30, 2018

Investment Income:
Dividends from securities of unaffiliated issuers	$124,202
Dividends from securities of affiliated issuers	6,518,859
Interest from unaffiliated issuers	321,969,911
Interest from affiliated issuers	2,099
Other income	257,997
Total investment income	328,873,068

Expenses:
Management fees	37,801,668
Distribution and service fees:
A-Class	1,793,427
C-Class	2,643,984
P-Class	1,747,197
Transfer agent/maintenance fees:
A-Class	1,141,813
C-Class	264,896
P-Class	972,469
R6-Class	3,628
Institutional Class	5,516,737
Fund accounting/administration fees	7,544,481
Line of credit fees	690,094
Trustees’ fees*	201,284
Custodian fees	139,944
Interest expense	27,595
Miscellaneous	1,994,591
Recoupment of previously waived fees:
A-Class	20,915
C-Class	3,572
P-Class	19,669
R6-Class	1,269
Institutional Class	7,115
Total expenses	62,536,348
Less:
Expenses reimbursed by Adviser:
A-Class	(683,013)
C-Class	(99,607)
P-Class	(558,949)
Institutional Class	(4,780,840)
R-6 Class	(1,833)
Expenses waived by Adviser	(2,112,187)
Total waived/reimbursed expenses	(8,236,429)
Net expenses	54,299,919
Net investment income	274,573,149

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(28,166,006)
Investments in affiliated issuers	1,952,355
Distributions received from affiliated investment company shares	15,019
Swap agreements	68,860,381
Foreign currency transactions	427,877
Forward foreign currency exchange contracts	7,353,867
Options purchased	(10,416,176)
Options written	3,633,552
Net realized gain	43,660,869
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(233,358,884)
Investments in affiliated issuers	(2,375,629)
Swap agreements	31,040,647
Options purchased	(2,584,084)
Options written	(3,456,921)
Foreign currency translations	(85,704)
Forward foreign currency exchange contracts	28,375,179
Net change in unrealized appreciation (depreciation)	(182,445,396)
Net realized and unrealized loss	(138,784,527)
Net increase in net assets resulting from operations	$135,788,622

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS
TOTAL RETURN BOND FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Increase (Decrease) in Net Assets from Operations:
Net investment income	$274,573,149	$193,285,181
Net realized gain on investments	43,660,869	5,193,919
Net change in unrealized appreciation (depreciation) on investments	(182,445,396)	43,798,164
Net increase in net assets resulting from operations	135,788,622	242,277,264

Distributions to shareholders:
A-Class	(18,699,133)	(25,039,381)[1]
C-Class	(4,951,071)	(7,275,283)[1]
P-Class	(18,342,874)	(12,608,600)[1]
R6-Class	(865,517)	(106,752	)*,1
Institutional Class	(226,254,584)	(183,484,959)[1]
Total distributions to shareholders	(269,113,179)	(228,514,975)

Capital share transactions:
Proceeds from sale of shares
A-Class	407,895,750	484,488,429
C-Class	81,807,500	101,568,902
P-Class	449,910,679	506,776,191
R6-Class	41,692,891	14,004,848	*
Institutional Class	5,167,683,542	4,556,576,807
Distributions reinvested
A-Class	15,679,136	21,426,257
C-Class	4,111,804	5,774,378
P-Class	18,176,643	12,575,292
R6-Class	791,740	106,752	*
Institutional Class	183,827,711	148,909,327
Cost of shares redeemed
A-Class	(568,610,410)	(307,329,650)
C-Class	(67,984,756)	(71,178,051)
P-Class	(291,745,596)	(111,875,823)
R6-Class	(18,007,700)	(464,812	)*
Institutional Class	(2,703,743,736)	(1,325,029,178)
Net increase from capital share transactions	2,721,485,198	4,036,329,669
Net increase in net assets	2,588,160,641	4,050,091,958

Net assets:
Beginning of year	8,001,416,315	3,951,324,357
End of year	$10,589,576,956	$8,001,416,315

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
TOTAL RETURN BOND FUND

	Year Ended September 30, 2018	Year Ended September 30, 2017
Capital share activity:
Shares sold
A-Class	15,135,128	18,097,238
C-Class	3,034,563	3,786,837
P-Class	16,683,240	18,936,622
R6-Class	1,544,316	519,216 *
Institutional Class	191,850,977	170,061,911
Shares issued from reinvestment of distributions
A-Class	582,204	801,866
C-Class	152,729	216,143
P-Class	675,415	468,997
R6-Class	29,388	3,992 *
Institutional Class	6,824,628	5,551,921
Shares redeemed
A-Class	(21,162,856)	(11,494,371)
C-Class	(2,526,601)	(2,660,260)
P-Class	(10,851,945)	(4,177,643)
R6-Class	(668,132)	(17,086)*
Institutional Class	(100,449,512)	(49,487,333)
Net increase in shares	100,853,542	150,608,050

*	Since commencement of operations: October 19, 2016.
[1]	For the year ended September 30, 2017, the distributions to shareholders from net investment income and net realized gains were as follows (See Note 12):

Net investment income
A-Class	$(22,443,652)
C-Class	(6,346,353)
P-Class	(11,837,451)
R6-Class	(106,334)
Institutional Class	(170,419,239)

Net realized gains
A-Class	$(2,595,729)
C-Class	(928,930)
P-Class	(771,149)
R6-Class	(418)
Institutional Class	(13,065,720)

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.83	.96	.94	1.01
Net gain (loss) on investments (realized and unrealized)	(.37)	.05	.81	(.25)	1.13
Total from investment operations	.35	.88	1.77	.69	2.14
Less distributions from:
Net investment income	(.71)	(.95)	(1.04)	(1.09)	(1.36)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.71)	(1.06)	(1.04)	(1.13)	(1.36)
Net asset value, end of period	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[g]	1.28%	3.33%	6.88%	2.56%	8.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$589,760	$744,989	$548,223	$435,760	$90,805
Ratios to average net assets:
Net investment income (loss)	2.66%	3.08%	3.63%	3.50%	3.80%
Total expenses[b]	0.93%	1.02%	1.15%	1.10%	1.19%
Net expenses[c,d,h]	0.81%	0.87%	0.97%	0.91%	0.94%
Portfolio turnover rate	48%	72%	86%	74%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$27.05	$27.23	$26.50	$26.94	$26.16
Income (loss) from investment operations:
Net investment income (loss)[a]	.52	.65	.75	.74	.82
Net gain (loss) on investments (realized and unrealized)	(.38)	.03	.82	(.25)	1.12
Total from investment operations	.14	.68	1.57	.49	1.94
Less distributions from:
Net investment income	(.50)	(.75)	(.84)	(.89)	(1.16)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.50)	(.86)	(.84)	(.93)	(1.16)
Net asset value, end of period	$26.69	$27.05	$27.23	$26.50	$26.94

Total Return[g]	0.53%	2.58%	6.08%	1.82%	7.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$265,486	$251,177	$216,255	$89,320	$25,107
Ratios to average net assets:
Net investment income (loss)	1.93%	2.44%	2.82%	2.75%	3.10%
Total expenses[b]	1.62%	1.74%	1.83%	1.80%	1.90%
Net expenses[c,d,h]	1.55%	1.60%	1.69%	1.63%	1.66%
Portfolio turnover rate	48%	72%	86%	74%	52%

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Period Ended Sept. 30, 2015[e]
Per Share Data
Net asset value, beginning of period	$27.04	$27.23	$26.49	$26.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.72	.85	.96	.36
Net gain (loss) on investments (realized and unrealized)	(.36)	.03	.84	(.43)
Total from investment operations	.36	.88	1.80	(.07)
Less distributions from:
Net investment income	(.71)	(.96)	(1.06)	(.42)
Net realized gains	—	(.11)	—	—
Total distributions	(.71)	(1.07)	(1.06)	(.42)
Net asset value, end of period	$26.69	$27.04	$27.23	$26.49

Total Return	1.32%	3.34%	6.97%	(0.21%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$738,694	$572,644	$161,928	$12,509
Ratios to average net assets:
Net investment income (loss)	2.69%	3.14%	3.58%	3.20%
Total expenses[b]	0.91%	1.03%	0.96%	1.02%
Net expenses[c,d,h]	0.80%	0.86%	0.82%	0.84%
Portfolio turnover rate	48%	72%	86%	74%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

R6-Class	Year Ended Sept. 30, 2018	Period Ended Sept. 30, 2017[f]
Per Share Data
Net asset value, beginning of period	$27.09	$27.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.86
Net gain (loss) on investments (realized and unrealized)	(.38)	.18
Total from investment operations	.43	1.04
Less distributions from:
Net investment income	(.79)	(.99)
Net realized gains	—	(.11)
Total distributions	(.79)	(1.10)
Net asset value, end of period	$26.73	$27.09

Total Return	1.59%	3.97%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,735	$13,709
Ratios to average net assets:
Net investment income (loss)	3.00%	3.35%
Total expenses[b]	0.53%	0.65%
Net expenses[c,d,h]	0.50%	0.51%
Portfolio turnover rate	48%	72%

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
TOTAL RETURN BOND FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended Sept. 30, 2018	Year Ended Sept. 30, 2017	Year Ended Sept. 30, 2016	Year Ended Sept. 30, 2015	Year Ended Sept. 30, 2014
Per Share Data
Net asset value, beginning of period	$27.07	$27.26	$26.53	$26.97	$26.19
Income (loss) from investment operations:
Net investment income (loss)[a]	.80	.93	1.05	1.03	1.09
Net gain (loss) on investments (realized and unrealized)	(.37)	.04	.82	(.25)	1.14
Total from investment operations	.43	.97	1.87	.78	2.23
Less distributions from:
Net investment income	(.79)	(1.05)	(1.14)	(1.18)	(1.45)
Net realized gains	—	(.11)	—	(.04)	—
Total distributions	(.79)	(1.16)	(1.14)	(1.22)	(1.45)
Net asset value, end of period	$26.71	$27.07	$27.26	$26.53	$26.97

Total Return	1.59%	3.68%	7.26%	2.91%	8.74%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,957,902	$6,418,897	$3,024,918	$1,409,171	$270,668
Ratios to average net assets:
Net investment income (loss)	2.99%	3.47%	3.94%	3.83%	4.09%
Total expenses[b]	0.58%	0.68%	0.79%	0.76%	0.81%
Net expenses[c,d,h]	0.50%	0.52%	0.59%	0.57%	0.57%
Portfolio turnover rate	48%	72%	86%	74%	52%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

FINANCIAL HIGHLIGHTS (concluded)
TOTAL RETURN BOND FUND

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]

The portion of the ratios of total and net expenses before and after waivers/reimbursements to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/18	09/30/17
A-Class	0.00%*	0.01%
C-Class	0.00%*	0.01%
P-Class	0.00%*	0.01%
R6-Class	0.00%*	—
Institutional Class	0.00%*	—

*	Less than 0.01%.

[e]	Since commencement of operations: May 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Since commencement of operations: October 19, 2016. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[g]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[h]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratio for the year would be:

	09/30/18	09/30/17	09/30/16	09/30/15	09/30/14
A-Class	0.80%	0.84%	0.87%	0.84%	0.86%
C-Class	1.55%	1.57%	1.60%	1.56%	1.58%
P-Class	0.80%	0.83%	0.75%	0.75%	—
R6-Class	0.49%	0.48%	—	—	—
Institutional Class	0.49%	0.49%	0.49%	0.50%	0.50%

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Funds Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of five separate classes of shares, A-Class shares, C-Class shares, P-Class shares, R6-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”), if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. R6-Class shares of the Fund are offered primarily through qualified retirement and benefit plans. Class R6 shares are also offered through certain other plans and platforms sponsored by financial intermediaries. Certain institutional investors and others deemed appropriate by Guggenheim Investments (“GI”) may also be eligible to purchase R6-Class shares subject to a $2 million minimum initial investment. At September 30, 2018, the Trust consisted of nineteen funds (the “Funds”).

Effective August 10, 2018, C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Total Return Bond Fund (the “Fund”), a diversified investment company. At September 30, 2018, A-Class, C-Class, P-Class, Institutional Class and R6-Class had been issued by the Fund.

Guggenheim Partners Investment Management, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services to the Fund. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Fund. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

Open-end investment companies (“mutual funds”) are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unrealiable, such investment is fair valued by the Valuation Committee.

Listed options are valued at the official settlement price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options) or average ask price (for short options) obtained from one or more security dealers.

The value of interest rate swap agreements entered into by a fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined using the spread priced off the previous day’s Chicago Mercantile Exchange (“CME”) price.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying security.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

NOTES TO FINANCIAL STATEMENTS (continued)

intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Senior Loans

Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (“LIBOR”), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments. The interest rate indicated is the rate in effect at September 30, 2018.

(d) Interests in When-Issued Securities

The Fund may purchase and sell interests in securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Options

Upon the purchase of an option, the premium paid is recorded as an investment, the value of which is marked-to-market daily. If a purchased option expires, the Fund realizes a loss in the amount of the cost of the option. When the Fund enters into a closing sale transaction, it realizes a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security purchased by the Fund upon exercise increases by the premium originally paid.

When the Fund writes (sells) an option, an amount equal to the premium received is entered in that Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

(f) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(g) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency. The change in value of the contract is recorded as unrealized appreciation or depreciation until the contract is closed. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(h) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(i) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2018, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(j) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Interest income also includes paydown gains and losses on mortgage-backed and asset-backed securities and senior and subordinated loans. Amendment fees are earned as compensation for evaluating and accepting changes to the original loan agreement and are recognized when received. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Income from residual collateralized loan obligations is recognized using the effective interest method. At the time of purchase, management estimates the future expected cash flows and determines the effective yield and estimated maturity date based on the estimated cash flows.

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NOTES TO FINANCIAL STATEMENTS (continued)

Subsequent to the purchase, the estimated cash flows are updated periodically and a revised yield is calculated prospectively. Cash flows received in excess of the effective yield are reflected as a return of capital.

(k) Distributions

The Fund declares dividends from investment income daily. The Fund pays its shareholders from its net investment income monthly and distributes any net capital gains that it has realized, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are reinvested in additional shares unless shareholders request payment in cash. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

(l) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(m) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statement of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2018, there were no earnings credits received.

(n) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.18% at September 30, 2018.

(o) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.

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The Fund had no options written outstanding as of September 30, 2018. The amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on options written during the year, as disclosed on the Statement of Operations, serve as indicators of the volume of activity for the Fund.

The following table represents the Fund’s use and volume of call/put options purchased on a quarterly basis:

Use	Average Notional Purchased
Duration, Hedge	$463,850,766

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like an exchange-traded futures contract. Upon entering into certain centrally cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For Funds utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a Fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Interest rate swaps involve the exchange by the Fund with another party for its respective commitment to pay or receive a fixed or variable interest rate on a notional amount of principal. Interest rate swaps are generally centrally-cleared, but central clearing does not make interest rate swap transactions risk free.

The following table represents the Fund’s use and volume of interest rate swaps on a quarterly basis:

	Average Notional Amount
Use	Long	Short
Duration, Hedge	$—	$2,368,702,500

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NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:

	Average Value
Use	Purchased	Sold
Hedge, Income	$469,170,044	$128,646,530

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of September 30, 2018:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts
Interest Rate contracts	Unamortized upfront premiums paid on interest rate swap agreements	Variation margin on interest rate swap agreements
Equity contracts	Investments in unaffiliated issuers, at value

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at September 30, 2018:

Asset Derivative Investments Value
Swaps Interest Rate Risk*	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
$40,348,661	$4,289,735	$32,114,509	$76,752,905

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NOTES TO FINANCIAL STATEMENTS (continued)

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk	Total Value at September 30, 2018
$5,841,821	$5,841,821

*

Includes cumulative appreciation (depreciation) of interest rate swap agreements as reported on the Schedule of Investments. Variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended September 30, 2018:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts
Equity contracts	Net realized gain (loss) on options purchased
Net change in unrealized appreciation (depreciation) on options purchased
Interest rate contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended September 30, 2018:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$68,860,381	$3,633,552	$(10,416,176)	$7,353,867	$69,431,624

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NOTES TO FINANCIAL STATEMENTS (continued)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Swaps Interest Rate Risk	Options Written Interest Rate Risk	Options Purchased Equity Risk	Forward Foreign Currency Exchange Risk	Total
$31,040,647	$(3,456,921)	$(2,584,084)	$28,375,179	$53,374,821

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the

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NOTES TO FINANCIAL STATEMENTS (continued)

counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP:

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Options contracts	$4,289,735	$—	$4,289,735	$—	$—	$4,289,735
Forward foreign currency exchange contracts	32,114,509	—	32,114,509	(5,392,240)	(15,189,984)	11,532,285

				Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Forward foreign currency exchange contracts	$5,841,821	$—	$5,841,821	$(5,392,240)	$(340,000)	$109,581

[1]	Exchange-traded or centrally cleared derivatives are excluded from these reported amounts.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table presents deposits held by others in connection with derivative investments as of September 30, 2018. The Fund has the right to offset these deposits against any related liabilities outstanding with each counterparty.

Counterparty	Asset Type	Cash Pledged	Cash Received
Morgan Stanley	Forward foreign currency exchange contracts	$—	$170,000
Barclays Bank plc	Forward foreign currency exchange contracts	340,000	—
Goldman Sachs Group	Forward foreign currency exchange contracts	—	3,440,000
BofA Merrill Lynch	Interest Rate Swaps agreements	54,331,437	—
	Forward foreign currency exchange contracts and options	—	296,000
Citigroup	Forward foreign currency exchange contracts	—	5,501,800
JPMorgan Chase & Co.	Forward foreign currency exchange contracts	—	6,190,000
Total		$54,671,437	$15,597,800

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over Treasuries, and other information

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and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report. Significant changes in an indicative quote would generally result in significant changes in the fair value of the security.

Indicative quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may be also used to value the Fund’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although indicative quotes are typically received from established market participants, the Fund may not have the transparency to view the underlying inputs which support the market quotations.

Certain fixed income securities are valued by obtaining a monthly indicative quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.39% of the average daily net assets. Effective November 20, 2017, the advisory fee for the Fund was reduced from 0.50% to 0.39%. The advisory fee breakpoint of 5 basis points (0.05%) on average daily net assets above $5 billion for the Fund was removed as the breakpoint is no longer necessary or applicable in light of the aformentioned advisory fee reduction.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Fund has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of the Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of the Fund’s C-Class shares.

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NOTES TO FINANCIAL STATEMENTS (continued)

The investment advisory contract for the Fund provides that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.79%	11/20/17	02/01/20
Total Return Bond Fund - C-Class	1.54%	11/20/17	02/01/20
Total Return Bond Fund - P-Class	0.79%	11/20/17	02/01/20
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/20
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/20

Prior to November 20, 2017, the limits in effect were as follows:

	Limit	Effective Date	Contract End Date
Total Return Bond Fund - A-Class	0.90%	11/30/12	02/01/19
Total Return Bond Fund - C-Class	1.65%	11/30/12	02/01/19
Total Return Bond Fund - P-Class	0.90%	05/01/15	02/01/19
Total Return Bond Fund - R6-Class	0.50%	10/19/16	02/01/19
Total Return Bond Fund - Institutional Class	0.50%	11/30/12	02/01/19

GI is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GI is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GI. At September 30, 2018, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

	2019	2020	2021	Total
A-Class	$886,912	$902,097	$807,942	$2,596,951
C-Class	201,092	297,149	141,993	640,234
P-Class	47,053	562,669	661,267	1,270,989
R6-Class	—	2,956	5,254	8,210
Institutional	4,174,107	6,941,687	5,917,973	17,033,767

For the year ended September 30, 2018, GI recouped $52,540 from the Fund.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended September 30, 2018, the Fund waived $702,000 related to investments in affiliated funds.

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For the year ended September 30, 2018, GFD retained sales charges of $430,362 relating to sales of A-Class shares of the Trust.

Certain trustees and officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian. As custodian, BNY is responsible for the custody of the Fund’s assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Fund’s average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 6 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a particular price at a future date. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

For the year ended September 30, 2018, the Fund entered into reverse repurchase agreements as follows:

Number of Days Outstanding	Balance at September 30, 2018	Average Balance Outstanding	Average Interest Rate
14	$—	$38,346,426	1.88%

Note 7 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold

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NOTES TO FINANCIAL STATEMENTS (continued)

would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$268,599,387	$513,792	$269,113,179

The tax character of distributions paid during the year ended September 30, 2017 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$228,514,975	$—	$228,514,975

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of accumulated earnings/(deficit) as of September 30, 2018 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$75,693,585	$—	$(111,747,091)	$—	$(24,607,919)	$(60,661,425)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2018, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, foreign currency gains and losses, “mark-to-market” of certain foreign currency exchange contracts, losses deferred due to wash sales, reclasses of distributions received and paid, dividends payable, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from distributions in connection with redemption of fund shares, and the “mark-to-market” of certain foreign currency denominated securities. To the extent these differences are

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NOTES TO FINANCIAL STATEMENTS (continued)

permanent and would require a reclassification between paid in capital and total distributable earnings (loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statement of Assets and Liabilities as of September 30, 2018 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings (Loss)
$12,590,943	$(12,590,943)

At September 30, 2018, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Depreciation
$10,726,826,890	$99,634,815	$(211,279,318)	$(111,644,503)

Note 8 – Securities Transactions

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$4,937,877,664	$3,653,818,493

For the year ended September 30, 2018, the cost of purchases and proceeds from sales of government securities, were as follows:

Purchases	Sales
$892,485,774	$385,563,396

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction

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NOTES TO FINANCIAL STATEMENTS (continued)

is effected at the current market price to save costs, where permissible. For the year ended September 30, 2018, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$14,170,318	$9,686,311	$106,943

Note 9 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Fund held unfunded loan commitments as of September 30, 2018. The Fund is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of September 30, 2018, were as follows:

Borrower	Maturity Date	Face Amount	Value
Acosta, Inc.	09/26/19	$928,889	$239,384
Thermasys Corp.	11/11/18	7,112	—
Lumentum Holdings, Inc.	03/11/19	3,350,000	—
		$4,286,001	$239,384

Note 10 – Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Airplanes Pass Through Trust
2001-1A, 2.47% (1 Month USD LIBOR + 0.55%, Rate Floor: 0.55%) due 03/15/19[1,3]	11/30/11	$335,966	$10,244
Capmark Military Housing Trust
2008-AMCW, 6.90% due 07/10/55	05/20/16	10,661,803	10,001,802
2007-AETC, 5.75% due 02/10/52	09/18/14	8,187,041	8,010,786
2006-RILY, 2.50% (1 Month USD LIBOR + 0.37%, Rate Floor: 0.37%) due 07/10/51[1]	10/11/16	4,292,253	5,255,278
2007-ROBS, 6.06% due 10/10/52	04/23/15	4,666,299	4,709,949
2007-AET2, 6.06% due 10/10/52	10/16/15	2,132,429	2,251,274
Central Storage Safety Project Trust
4.82% due 02/01/38	02/02/18	21,246,863	20,851,263
Copper River CLO Ltd.
2007-1A, due 01/20/21[2]	05/09/14	327,491	141,070
Customers Bank
6.13% due 06/26/29[4]	06/24/14	2,000,000	2,037,964
Fort Benning Family Communities LLC
2.51% (1 Month USD LIBOR + 0.35%) due 01/15/36[1]	03/27/15	4,849,712	5,033,381

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NOTES TO FINANCIAL STATEMENTS (continued)

Restricted Securities	Acquisition Date	Cost	Value
Fort Knox Military Housing Privatization Project
5.82% due 02/15/52	04/09/15	$1,938,699	$1,933,614
2.50% (1 Month USD LIBOR + 0.34%) due 02/15/52[1]	04/09/15	1,120,153	1,242,573
GMAC Commercial Mortgage Asset Corp.
2005-BLIS, 5.25% due 07/10/50	05/20/16	2,592,586	2,439,135
2005-DRUM, 5.47% due 05/10/50	05/20/16	4,950,137	4,774,853
2007-HCKM, 6.11% due 08/10/52	10/07/16	25,953,882	22,707,434
Highland Park CDO I Ltd.
2006-1A, 2.71% (3 Month USD LIBOR + 0.40%, Rate Floor: 0.00%) due 11/25/51[1]	07/01/16	2,061,973	2,094,621
HP Communities LLC
5.86% due 09/15/53	10/06/16	1,613,175	1,543,540
Mid-Atlantic Military Family Communities LLC
5.30% due 08/01/50	10/07/16	17,736,642	16,494,593
Offutt AFB America First Community LLC
5.46% due 09/01/50	11/30/16	6,326,447	6,386,206
Pacific Beacon LLC
5.51% due 07/15/36	08/23/17	582,972	536,080
Princess Juliana International Airport Operating Company N.V.
5.50% due 12/20/27	12/17/12	2,296,825	2,036,911
Secured Tenant Site Contract Revenue Notes Series
2018-1A, 3.97% due 06/15/48	05/25/18	22,891,590	22,639,845
Turbine Engines Securitization Ltd.
2013-1A, 5.13% due 12/13/48	11/27/13	774,950	731,850
United Communities LLC
5.61% due 09/15/51	05/25/16	4,837,518	4,807,112
		$154,377,406	$148,671,378

[1]

Variable rate security. Rate indicated is the rate effective at September 30, 2018. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Security has no stated coupon. However, it is expected to receive residual cash flow payments on defined deal dates.
[3]	Security is in default of interest and/or principal obligations.
[4]	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

Note 11 – Line of Credit

The Trust, along with other affiliated trusts, secured a 364-day committed, $1,000,000,000 line of credit from Citibank, N.A., which was in place through October 6, 2017, at which time the line of credit was renewed with an increased commitment amount of $1,065,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow

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NOTES TO FINANCIAL STATEMENTS (concluded)

money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by the Fund is at an annualized rate of 0.15% of the average daily amount of their unused commitment amount. The allocated commitment fee amount for each Fund is referenced in the Statement of Operations under “Line of credit fees”. The Fund did not have any borrowings under this agreement as of and for the year ended September 30, 2018.

On October 5, 2018, the Trust, along with other affiliated trusts, renewed its existing line of credit with Citibank, N.A., with an increased commitment amount of $1,205,000,000. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

Note 12 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets.

As of September 30, 2018, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 13 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

92 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Guggenheim Total Return Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Guggenheim Total Return Bond Fund (the “Fund”), (one of the funds constituting Guggenheim Funds Trust (the “Trust”)), including the schedule of investments, as of September 30, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Guggenheim Funds Trust) at September 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, transfer agent, brokers, and paying agents or by other appropriate auditing procedures where replies from brokers or paying agents were not received. Our audits also included evaluating the accounting

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 29, 2018

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OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2019, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2018.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2018, the Fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2018, the Fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
0.02%	0.02%	78.90%	100.00%

With respect to the taxable year ended September 30, 2018, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$513,792	$8,648,948

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

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OTHER INFORMATION (Unaudited)(continued)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Guggenheim Funds Trust Contracts Review Committee

Guggenheim Funds Trust (the “Trust”) was organized as a Delaware statutory trust on November 8, 2013, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series:

● Guggenheim Alpha Opportunity Fund (“Alpha Opportunity Fund”)

● Guggenheim Diversified Income Fund (“Diversified Income Fund”)

● Guggenheim High Yield Fund (“High Yield Fund”)

● Guggenheim Large Cap Value Fund (“Large Cap Value Fund”)

● Guggenheim Capital Stewardship Fund (“Capital Stewardship Fund”)

● Guggenheim Floating Rate Strategies Fund (“Floating Rate Strategies Fund”)

● Guggenheim Investment Grade Bond Fund (“Investment Grade Bond Fund”)

● Guggenheim Limited Duration Fund (“Limited Duration Fund”)

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OTHER INFORMATION (Unaudited)(continued)

● Guggenheim Macro Opportunities Fund (“Macro Opportunities Fund”)

● Guggenheim Mid Cap Value Fund (“Mid Cap Value Fund”)

● Guggenheim Municipal Income Fund (“Municipal Income Fund”)

● Guggenheim Small Cap Value Fund (“Small Cap Value Fund”)

● Guggenheim StylePlus—Mid Growth Fund (“StylePlus—Mid Growth Fund”)

● Guggenheim World Equity Income Fund (“World Equity Income Fund”)

● Guggenheim Market Neutral Real Estate Fund (“Market Neutral Real Estate Fund”)

● Guggenheim Mid Cap Value Institutional Fund (“Mid Cap Value Institutional Fund”)

● Guggenheim Risk Managed Real Estate Fund (“Risk Managed Real Estate Fund”)

● Guggenheim StylePlus—Large Core Fund (“StylePlus—Large Core Fund”)

● Guggenheim Total Return Bond Fund (“Total Return Bond Fund”)

Security Investors, LLC (“Security Investors”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global financial services firm (“Guggenheim Partners”), serves as investment adviser to each of: (i) Alpha Opportunity Fund; (ii) High Yield Fund; (iii) Investment Grade Bond Fund; (iv) Large Cap Value Fund; (v) Mid Cap Value Fund; (vi) Mid Cap Value Institutional Fund; (vii) Municipal Income Fund; (viii) Small Cap Value Fund; (ix) StylePlus—Large Core Fund; (x) StylePlus—Mid Growth Fund; and (xi) World Equity Income Fund (collectively, the “SI-Advised Funds”). (Guggenheim Partners, Security Investors, Guggenheim Partners Investment Management, LLC (“GPIM”) and their affiliates may be referred to herein collectively as “Guggenheim.” Security Investors and GPIM are also known as “Guggenheim Investments,” the global asset management and investment advisory division of Guggenheim Partners that includes other affiliated investment management businesses.)

Under the terms of investment management agreements between Security Investors and the Trust, with respect to the SI-Advised Funds, Security Investors also is responsible for overseeing the activities of GPIM, an indirect subsidiary of Guggenheim Partners, with respect to its service as investment sub-adviser to Municipal Income Fund, pursuant to an investment sub-advisory agreement between Security Investors and GPIM (the “GPIM Sub-Advisory Agreement”).

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OTHER INFORMATION (Unaudited)(continued)

GPIM serves as investment adviser with respect to each of: (i) Diversified Income Fund; (ii) Floating Rate Strategies Fund; (iii) Limited Duration Fund; (iv) Macro Opportunities Fund; (v) Market Neutral Real Estate Fund; (vi) Risk Managed Real Estate Fund; and (vii) Total Return Bond Fund (collectively, the “GPIM-Advised Funds” and together with the SI-Advised Funds, the “Funds” and individually, a “Fund”).1 Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Advisers regularly provide (or, as applicable, oversee the provision of) investment research, advice and supervision, along with a continuous investment program for the Funds, and direct the purchase and sale of securities and other investments for each Fund’s portfolio.

Each of the Advisory Agreements continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 26, 2018 (the “April Meeting”) and on May 22, 2018 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreements and the GPIM Sub-Advisory Agreement in connection with the Committee’s annual contract review schedule. GPIM also serves as investment adviser for the Capital Stewardship Fund, which is addressed in a separate report.2

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Agreements and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by

[1]

The investment management agreements pertaining to the SI-Advised Funds and the investment management agreements pertaining to the GPIM-Advised Funds are referred to herein together as the “Advisory Agreements” and, together with the GPIM Sub-Advisory Agreement, as the “Agreements.” In addition, unless the context indicates otherwise, GPIM, with respect to its service as investment adviser to the GPIM-Advised Funds, and Security Investors as to the SI-Advised Funds, are each referred to herein as the “Adviser” and together, the “Advisers.”

[2]

Because shares of the Capital Stewardship Fund are only offered for subscription and are held by a limited number of institutional/bank investors, and the Fund issues a shareholder report separate from the other series of the Trust, the factors considered by the Committee in evaluating the proposed renewal of an investment management agreement pertaining to the Capital Stewardship Fund, and the Sub-Advisory Agreement with Concinnity Advisors, LP, are addressed in a separate report of the Committee. Accordingly, references to the “Funds” should be understood as referring to all series of the Trust, excluding Capital Stewardship Fund.

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OTHER INFORMATION (Unaudited)(continued)

Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Agreements.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and weighed the factors and standards discussed with Independent Legal Counsel.

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of each Advisory Agreement and the GPIM Sub-Advisory Agreement for an additional annual term.

Advisory Agreements

Nature, Extent and Quality of Services Provided by each Adviser: With respect to the nature, extent and quality of services currently provided by each Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee noted certain changes to the organization, including those in connection with the sale of Guggenheim’s exchange-traded fund business to Invesco Ltd., and considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations

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OTHER INFORMATION (Unaudited)(continued)

received by the Board. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. In this connection, the Committee considered enhancements to the organization’s compliance processes and programs, including in response to certain examination findings from the staff of the Securities and Exchange Commission.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in monitoring and coordinating compliance responsibilities with the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Municipal Income Fund, the Committee noted that although Security Investors delegated responsibility for the investment and reinvestment of the Fund’s assets to the Sub-Adviser, as affiliated companies, both the Adviser and Sub-Adviser are part of the Guggenheim organization. Further, the Committee took into account Guggenheim’s explanation that investment advisory-related services are provided by many Guggenheim employees under different related legal entities and thus, the services provided by the Adviser on the one hand and the Sub-Adviser on the other, as well as the risks assumed by each party, cannot be ascribed to distinct legal entities.3 As a result, the Committee did not evaluate the services provided to Municipal Income Fund under the Advisory Agreement and GPIM Sub-Advisory Agreement separately.

With respect to Guggenheim’s resources and the ability of each Adviser to carry out its responsibilities under the applicable Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee certain unaudited financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”). The Committee received the audited consolidated financial statements of GPIMH as supplemental information. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

[3]

Consequently, except where the context indicates otherwise, references to “Adviser” or “Sub-Adviser” should be understood as referring to Guggenheim Investments generally and the services it provides under both Agreements.

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OTHER INFORMATION (Unaudited)(continued)

The Committee also considered the acceptability of the terms of each Advisory Agreement, including the scope of services required to be performed by each Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how each Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that each Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under each Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, ten-year, five-year, three-year, one-year and three-month periods ended December 31, 2017, as applicable. In addition, the Committee received a comparison of each Fund’s performance to the performance of a benchmark, a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods, as applicable. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe of funds. The Committee considered more recent performance periods for those Funds that were recently launched, as well as in circumstances in which enhancements were being made to the portfolio management processes or techniques employed for a Fund.

In this connection, the Committee made the following observations:

Alpha Opportunity Fund: The returns of the Fund’s Class A shares ranked in the 12th and 45th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Diversified Income Fund: The Committee noted the Fund’s inception date of January 29, 2016, and observed that the Fund’s Class A shares ranked in the 79th and 93rd percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively. The Committee noted that the Fund is compared to a custom peer group of multi-asset income funds created by FUSE. The Committee considered the Adviser’s explanation that the Fund’s underperformance was attributable to the Fund’s higher allocation to fixed-income securities relative to its peer funds, as equities performed strongly in 2017, and low-risk investment bias in seeking to minimize portfolio volatility relative to higher-risk peer funds. The Adviser stated that this low-risk bias will tend to cause underperformance to higher-risk peers during periods of abnormally strong market returns. The Committee also considered that the Fund’s Class A shares outperformed its benchmark by 3.33% for the one-year period ended December 31, 2017. In addition, given the Fund’s limited operating history, the Committee considered the capabilities

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of the Fund’s portfolio management team—based on the Committee’s familiarity with the investment professionals in their service to other Funds—and noted that the team had not yet had an opportunity to manage the Fund’s portfolio over a full market cycle.

Floating Rate Strategies Fund: The returns of the Fund’s Class A shares ranked in the 6th and 40th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

High Yield Fund: The returns of the Fund’s Class A shares ranked in the 5th percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

Investment Grade Bond Fund: The returns of the Fund’s Class A shares ranked in the 1st and 2nd percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Limited Duration Fund: The Committee noted the Fund’s inception date of December 16, 2013, and observed that the returns of the Fund’s Class A shares ranked in the 4th and 11th percentiles of its performance universe for the three-year and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Macro Opportunities Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 1st and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Market Neutral Real Estate Fund: The Committee noted the Fund’s inception date of February 26, 2016, and observed that the returns of the Fund’s Class A shares ranked in the 37th and 15th percentiles of its performance universe for the since-inception and one-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Risk Managed Real Estate Fund: The Committee noted the Fund’s inception date of March 28, 2014, and observed the returns of the Fund’s Class A shares ranked in the 6th and 5th percentiles of its performance universe for the three-year and one year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Large Core Fund: The returns of the Fund’s Class A shares ranked in the 20th and 8th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

StylePlus—Mid Growth Fund: The returns of the Fund’s Class A shares ranked in the 38th and 36th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

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Total Return Bond Fund: The Committee observed that the returns of the Fund’s Class A shares ranked in the 2nd percentile of its performance universe for both the five-year and three-year periods ended December 31, 2017, exceeding its performance universe median for both of these periods.

World Equity Income Fund: The returns of the Fund’s Class A shares ranked in the 72nd and 67th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively. The Committee considered that the Fund implemented a strategy change and a new portfolio management team in August 2013, noting the Adviser’s statement that the Fund has experienced notable improvement as a result, but underperformed its peer funds in 2017. In this regard, the Committee considered the Adviser’s explanation that the Fund’s defensive investment approach contributed to its underperformance, with the Fund’s exposure to lower-volatility, higher-yielding equity securities detracting from performance as growth stocks performed strongly in 2017.

Value Funds: Large Cap Value Fund, Mid Cap Value Fund, Mid Cap Value Institutional Fund and Small Cap Value Fund

Large Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 36th and 17th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, exceeding its performance universe median for both of these periods.

Mid Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 67th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Mid Cap Value Institutional Fund: The Fund’s returns ranked in the 65th and 21st percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively.

Small Cap Value Fund: The returns of the Fund’s Class A shares ranked in the 91st and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted measures taken by the Adviser to remedy longer-term relative underperformance with respect to the Value Funds strategy, including strategy enhancements such as implementation of a refined stock selection process and additional risk controls to enforce the strategy’s sell discipline. In this connection, the Committee noted the Adviser’s statement that, although these measures led to improved performance in 2016, the Fund underperformed its peer funds in 2017, ranking in the 94th percentile of its performance universe. The Committee considered the Adviser’s explanation that several factors detracted from performance, including its industry weightings, particularly with respect to information technology, industrials and healthcare, and its preference for value stocks over growth stocks as growth stocks performed strongly in 2017. The Committee also considered the steps being taken to improve the Fund’s performance.

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Municipal Income Fund: The returns of the Fund’s Class A shares ranked in the 78th and 86th percentiles of its performance universe for the five-year and three-year periods ended December 31, 2017, respectively, underperforming its performance universe median for both of these periods. The Committee noted management’s explanation that the Fund’s increased allocation to floating rate securities in 2016 and the Fund’s more conservative investment approach detracted from performance that year, impacting trailing returns for five-year and three-year periods. In light of the foregoing, the Committee also considered the more recent one-year and three-month periods ended December 31, 2017, and observed that the return of Fund’s Class A shares ranked in the 57th and 33rd percentiles, respectively, of its performance universe. The Committee also took into account management’s statement that it expects the Fund’s performance to continue to improve going forward as it anticipates the effects of recent tax reform and idiosyncratic risks.

After reviewing the foregoing and related factors, the Committee concluded that: (i) each Fund’s performance was acceptable; or (ii) it was satisfied with Guggenheim’s responses and efforts to improve investment performance.

Comparative Fees, Costs of Services Provided and the Profits Realized by each Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds. The Committee also reviewed aggregated advisory and administrative fees compared to the peer group average and median.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the applicable Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, in certain instances, Guggenheim charges a lower advisory fee to such other clients. In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that lower fees are charged in certain instances due to various other factors, including the scope of contract, type of investors, fee structure, applicable legal, governance and capital structures, tax status and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial risks it faces when offering the Funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, or specific circumstances of, each Fund were sufficiently different from the services provided to, or the specific circumstances of, other clients with similar investment strategies and/or the risks borne by Guggenheim were sufficiently greater than those associated with managing other clients with similar investment strategies to support the difference in fees.

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In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser and made the following observations:

Alpha Opportunity Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (21st percentile) of its peer group and the net effective management fee4 is equal to the median (50th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (28th percentile) of its peer group. The Committee considered that, effective May 31, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.25% to 0.90%.

Diversified Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the fourth quartile (81st percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the first quartile (1st and 25th percentiles, respectively) of its peer group.

Floating Rate Strategies Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (86th, 97th and 86th percentiles, respectively) of its peer group. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $3.5 billion in assets as of December 31, 2017.

High Yield Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (47th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (89th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (67th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Investment Grade Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the third quartile (53rd percentile). The Fund’s net effective management fee and the asset weighted total net expense ratio each rank in the second quartile (43rd percentile as to each) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on average daily net assets up to $5 billion and 0.45% in excess of $5 billion.

[4]

The “net effective management fee” for Alpha Opportunity Fund and each of the other Funds represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

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Large Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (43rd percentile) of its peer group and the net effective management fee ranks in the fourth quartile (85th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (70th percentile) of its peer group. In addition, the Committee took into consideration the Fund’s strong investment performance.

Limited Duration Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (43rd and 27th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the third quartile (64th percentile) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 0.45% to 0.39%.

Macro Opportunities Fund: The average contractual advisory fee percentile rank across all share classes of the Fund, the net effective management fee and the asset weighted total net expense ratio each rank in the fourth quartile (91st, 82nd and 77th percentiles, respectively) of its peer group. The Committee noted that the Fund is categorized as a non-traditional bond fund which seeks to add value by investing in many non-traditional securities outside of fixed income, including equities, currencies, commodities and derivatives. The Committee considered the Adviser’s statement explaining the higher fees and expenses that performance is driven by a unique investment approach that requires significant resources. In this regard, the Committee took into consideration the Fund’s strong investment performance. The Committee also considered that, effective January 30, 2017, the Board approved an additional breakpoint, reducing the Fund’s advisory fee by 0.05% on assets over $5 billion, noting that the Fund had approximately $6.5 billion in assets as of December 31, 2017.

Market Neutral Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the second quartile (47th and 30th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the first quartile (1st percentile) of its peer group.

Mid Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (19th percentile) of its peer group and the net effective management fee ranks in the third quartile (74th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the second quartile (39th percentile) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved the elimination of the Fund’s advisory fee breakpoint and a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Mid Cap Value Institutional Fund: The contractual advisory fee percentile rank of the Fund is in the first quartile (8th percentile) of its peer group and the net effective management fee ranks in the fourth quartile (77th percentile) of its peer group. The Fund’s total net expense ratio ranks in the third quartile (62nd percentile) of its peer group.

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Municipal Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (40th percentile) of its peer group and the net effective management fee ranks in the first quartile (22nd percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the third quartile (56th percentile) of its peer group.

Risk Managed Real Estate Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (each 15th percentile) of its peer group. The Fund’s net effective management fee is in the second quartile (38th percentile).

StylePlus—Large Core Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (each 71st percentile) of its peer group.

StylePlus—Mid Growth Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (29th percentile) of its peer group and the net effective management fee ranks in the third quartile (69th percentile) of its peer group. The Fund’s asset weighted total net expense ratio ranks in the fourth quartile (85th percentile) of its peer group. The Committee considered the net expense ratio’s proximity to the peer group median.

Small Cap Value Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the first quartile (22nd percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the second quartile (40th and 45th percentiles, respectively) of its peer group. The Committee considered that, effective January 30, 2017, the Board approved a reduction in the Fund’s contractual advisory fee from 1.00% to 0.75%.

Total Return Bond Fund: The average contractual advisory fee percentile rank across all share classes of the Fund is in the second quartile (46th percentile) of its peer group. The Fund’s net effective management fee and asset weighted total net expense ratio each rank in the third quartile (68th and 51st percentiles, respectively) of its peer group. The Committee considered that, effective November 20, 2017, the Board approved a reduction in the Fund’s contractual advisory fee to 0.39%, reduced from an advisory fee of 0.50% on the average daily net assets up to $5 billion and 0.45% thereafter.

World Equity Income Fund: The average contractual advisory fee percentile rank across all share classes of the Fund and the asset weighted total net expense ratio each rank in the first quartile (12th and 16th percentiles, respectively) of its peer group. The Fund’s net effective management fee ranks in the second quartile (46th percentile) of its peer group.

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With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2017, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers (as applicable), earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2016. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to each Adviser because of its relationship with the Funds and noted Guggenheim’s statement that, although the Adviser may have benefited from arrangements in the past whereby an affiliate received commissions for executing portfolio transactions on behalf of the Funds, it is not Guggenheim’s current practice to execute Fund portfolio transactions through its affiliate. In addition, the Committee noted Guggenheim’s statement that it may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Committee considered whether economies of scale in the provision of services to the Funds were being passed along to the shareholders. The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things, and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels.

The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in

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the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including expense limitations and/or advisory fees set at competitive rates pre-assuming future asset growth. Thus, the Committee considered the size of the Funds and the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation. The Committee also took into account the contractual advisory fee reductions for multiple Funds and the advisory fee breakpoints with respect to several of the fixed income Funds that were offered by the Adviser and approved by the Board and went into effect in 2017.

The Committee determined that the advisory fee for each Fund was reasonable.

Sub-Advisory Agreement

Nature, Extent and Quality of Services Provided by the Sub-Adviser: As noted above, because both the Adviser and Sub-Adviser for Municipal Income Fund—Security Investors and GPIM, respectively—are part of and do business as Guggenheim Investments and the services provided by the Adviser on the one hand and the Sub-Adviser on the other cannot be ascribed to distinct legal entities, the Committee did not evaluate the services provided under the Advisory Agreement and Sub-Advisory Agreement separately. Therefore, the Committee considered the qualifications, experience and skills of the Fund’s portfolio management team in connection with the Committee’s evaluation of Guggenheim’s investment professionals under the applicable Advisory Agreement.

With respect to Guggenheim’s resources and the Sub-Adviser’s ability to carry out its responsibilities under the Sub-Advisory Agreement, as noted above, the Committee considered the financial condition of GPIMH. Thereafter, the Committee received the audited consolidated financial statements of GPIM.

The Committee also considered the acceptability of the terms of the Sub-Advisory Agreement, including the scope of services required to be performed by the Sub-Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and at the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Sub-Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Sub-Adviser and its personnel were qualified to serve Municipal Income Fund in such capacity and may reasonably be expected to continue to provide a high quality of services under the Sub-Advisory Agreement.

Investment Performance: The Committee considered the returns of the Fund under its evaluation of the Advisory Agreement.

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OTHER INFORMATION (Unaudited)(concluded)

Comparative Fees, Costs of Services Provided and the Profits Realized by the Sub-Adviser from Its Relationship with the Fund: The Committee considered that the Sub-Advisory Agreement is with an affiliate of the Adviser, that the Adviser compensates the Sub-Adviser from its own fees so that the sub-advisory fee rate for the Fund does not impact the fees paid by the Fund and that the Sub-Adviser’s revenues were included in the calculation of Guggenheim Investments’ profitability. Given its determination of the reasonableness of the advisory fee, the Committee concluded that the sub-advisory fee rate for the Fund was not unreasonable.

Economies of Scale: The Committee recognized that, because the Sub-Adviser’s fees are paid by the Adviser and not the Fund, the analysis of economies of scale was more appropriate in the context of the Committee’s consideration of the applicable Advisory Agreement, which was separately considered. (See “Advisory Agreements – Economies of Scale” above.)

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of each of the Agreements is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may attribute different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of each Advisory Agreement and the Sub-Advisory Agreement for an additional annual term.

Thereafter, on May 23, 2018, the Board, including all of the Independent Trustees, approved the renewal of each Advisory Agreement for an additional annual term.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2014	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	49	Current: Trustee, Purpose Investments Inc. (2014-Present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 1994	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	48	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2005	Current: President, Washburn University (1997-present).	48	Current: Westar Energy, Inc. (2004-present); CoreFirst Bank & Trust (2000-present).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2014	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present). Former: Senior Managing Director, MLV & Co. LLC (2010-2011).	48	Current: Zincore Metals, Inc. (2009-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2014	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	49

Current: PPM Funds Board (February 2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016).

Maynard F. Oliverius (1943)	Trustee	Since 1998	Current: Retired. Former: President and Chief Executive Officer, Stormont-Vail HealthCare (1996-2012).	48

Current: Robert J. Dole Institute of Politics (2016-present); Stormont-Vail Foundation (2013-present); University of Minnesota MHA Alumni Philanthropy Committee (2009-present); Fort Hays State University Foundation (1999-present).

Former: Topeka Community Foundation (2009-2014).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2014	Current: Portfolio Consultant (2010-present); Member, Governing Council (2013-present) and Executive Committee (2016-2018), Independent Directors Council Governor, Board of Governors (2018-present), Investment Company Institute. Former: Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	48

Current: Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation- Linked Income Fund (2003-present).

Former: Managed Duration Investment Grade Municipal Fund (2003-2016); Bennett Group of Funds (2011-2013).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since February 2018 (Trustee) Since 2014 (Chief Legal Officer) Since 2007 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (February 2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017- February 2018); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified.
***	This Trustee is deemed to be an "interested person" of the Funds under the 1940 Act by reason of her position with the Funds' Investment Manager and/or the parent of the Investment Manager.

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since February 2018

Current: President and Chief Executive Officer, certain other funds in the Fund Complex (February 2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (January 2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (January 2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-January 2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2014

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Keith D. Kemp (1960)	Assistant Treasurer	Since 2016

Current: Treasurer and Assistant Treasurer, certain other funds in the Fund Complex (2010-present); Managing Director, Guggenheim Investments (2015-present).

Former: Chief Financial Officer, Guggenheim Specialized Products, LLC (2016-April 2018); Managing Director and Director, Transparent Value, LLC (2010-2016); Director, Guggenheim Partners Investment Management, LLC (2010-2015); Chief Operating Officer, Macquarie Capital Investment Management (2007-2009).

Mark E. Mathiasen (1978)	Secretary	Since 2014	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present). Assistant Treasurer, certain other funds in the Fund complex (2016-present).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - continued
Michael P. Megaris (1984)	Assistant Secretary	Since 2014	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2012

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-February 2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2009); Senior Manager, Guggenheim Distributors, LLC (2004-2009).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (February 2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-January 2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

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INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past Five Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2014

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2014

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2014

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. ("HGINA"), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The Affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third

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parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

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GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

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We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

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Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $605,778 in 2018 and $571,463 in 2017.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2018 and $0 in 2017. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $229,041 in 2018 and $200,330 in 2017. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2017.

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2018 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2018 and $0 in 2017.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $229,041 in 2018 and $200,330 in 2017.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms..

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guggenheim Funds Trust

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 7, 2018

By (Signature and Title)*	/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	December 7, 2018

*	Print the name and title of each signing officer under his or her signature.